UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07803

Name of Registrant: Vanguard Scottsdale Funds
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2012 – August 31, 2013

Item 1: Reports to Shareholders

Annual Report | August 31, 2013

Vanguard Explorer Value™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	9
Fund Profile.	13
Performance Summary.	14
Financial Statements.	16
Your Fund’s After-Tax Returns.	28
About Your Fund’s Expenses.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013

				Total
				Returns
Vanguard Explorer Value Fund				29.19%
Russell 2500 Value Index				24.86
Small-Cap Value Funds Average				26.46
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance August 31, 2012, Through August 31, 2013

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Explorer Value Fund	$23.44	$29.39	$0.290	$0.444

1

Chairman’s Letter

Dear Shareholder,

Vanguard Explorer Value Fund returned 29.19% for the 12 months ended August 31, 2013, as smaller-capitalization stocks continued to outperform large-cap stocks.

The fund’s return led that of its benchmark index, the Russell 2500 Value Index, by more than four percentage points. The fund also beat the average return for small-cap value funds.

All ten of Explorer Value’s industry sectors recorded double-digit gains for the fiscal year. The fund’s three advisors chose especially strong performers in the financial, telecommunication services, and consumer staples sectors. Only the fund’s information technology and consumer discretionary stocks lagged their counterpart sectors in the benchmark.

If you hold shares of the fund in a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report. Please note that as of August 31, 2013, the fund had realized short-term capital gains of $0.50 per share and long-term gains of $1.06, together accounting for about 5% of fund assets. Gains are distributed in December.

2

Stocks posted robust results despite setbacks at the finish
U.S. stocks advanced about 20% during the 12 months despite slipping in June and August. Through most of the fiscal year, stocks surged as the economy continued to show modest growth and investors appeared more receptive to risk.

Much of the market’s recent weakness stemmed from fear that the Federal Reserve would begin scaling back its stimulative bond-buying program. Heightened strife in the Middle East also contributed to anxiety in the global markets.

International stocks in aggregate finished with a return of about 13%. Developed markets in the Pacific region and Europe posted results closer to those of the United States. Returns for emerging-market stocks overall were virtually flat as economic growth slowed in China and Brazil.

Although global economic worries and tensions over conflicts abroad have unsettled markets, Jonathan Lemco, a senior sovereign-debt analyst in Vanguard’s Taxable Credit Research Group, pointed out that investors can still manage risks amid international instability. “Vanguard believes a diversified portfolio is the best way to spread the risk of geopolitical uncertainty,” he said.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	18.74%	7.59%
Russell 2000 Index (Small-caps)	26.27	20.50	7.98
Russell 3000 Index (Broad U.S. market)	20.32	18.87	7.63
MSCI All Country World Index ex USA (International)	12.98	6.93	1.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-2.47%	2.58%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.70	2.45	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.17

CPI
Consumer Price Index	1.52%	2.32%	1.32%

3

Bond returns turned negative amid worry about the Fed’s next move
Bonds, which maintained slightly positive returns through the first eight months of the period, reversed course in May and then continued to retreat as investors anticipated reductions in the Fed’s bond-buying program.

The broad U.S. taxable bond market returned –2.47% for the 12 months. The yield of the 10-year Treasury note finished at 2.76%, up from 1.56% at the end of August 2012. (Bond yields and prices move in opposite directions.) Municipal bonds suffered more, returning –3.70% for the fiscal year.

Returns for money market funds and savings accounts were minuscule as the Fed kept its target for short-term interest rates at 0%–0.25%.

Advisors’ picks in eight sectors helped the fund top the benchmark
The Explorer Value Fund posted its third straight double-digit gain for a fiscal year as small-cap stocks once again outperformed large-caps in the U.S. stock market. All ten sectors represented in the fund rose at least 11%, with several advancing more than 50%.

The fund’s three advisors, Frontier Capital Management, Cardinal Capital Management, and Sterling Capital Management, employ distinct but complementary methods in identifying

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Explorer Value Fund	0.63%	1.40%

The fund expense ratio shown is from the prospectus dated April 23, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the fund’s expense ratio was 0.60%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Small-Cap Value Funds.

4

undervalued companies that they believe can outperform the market. Their efforts were largely successful, as the fund’s holdings in eight of ten sectors outdistanced the corresponding segments in the Russell 2500 Value Index.

The advisors’ stock selections had the greatest impact in the financial sector, the fund’s largest. These holdings rose more than 32% thanks to strong performances from banks and consumer finance stocks, which benefited from increasing loan business.

The next most significant contributors to the fund’s outperformance were its health care stocks. Although this group made up only about 5% of the fund, the advisors’ selections advanced 51% as companies providing equipment and services for health care and the life sciences recorded strong gains.

The fund’s two smallest sectors actually posted the highest total returns. A handful of holdings in the telecommunications arena, making up only 1% of the fund, soared 92%, providing an outsized boost. Consumer staples stocks, which constituted less than 2% of fund assets, rose an impressive 63%. Together, these two tiny corners of the small-cap value market provided more than one-tenth of the fund’s performance advantage over the benchmark.

Total Returns
Inception Through August 31, 2013
Average
Annual Return
Explorer Value Fund (Returns since inception: 3/30/2010)	15.27%
Russell 2500 Value Index	13.04
Small-Cap Value Funds Average	12.39
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Investment insight

Growth stocks versus value stocks: A case for both
Growth and value stocks typically take turns outperforming each other. The chart here shows how they have switched off during the past 20 years in leading or lagging a broader market average.

These two styles of investing are typically considered complementary—when growth is performing well, value typically isn’t, and vice versa. Generally speaking, growth stocks represent companies that are expected to expand their businesses at a rapid pace, while value stocks typically represent more established, slower-growing companies.

Which does better in the long run? Neither. Vanguard research has shown that there is no significant long-term difference in the risk/reward characteristics of growth and value stocks. But, because their performance can vary considerably over shorter time periods, a truly diversified portfolio should have exposure to both.

Rolling 12-month return differences, 1993–2012

Note: “Rolling” means here that 12-month returns were calculated from the start of each month in the 20-year period ended December 31, 2012.

Sources: Vanguard and Russell Investments.

6

Only two sectors failed to beat their counterparts in the Russell 2500 Value Index: information technology and consumer discretionary. Still, gains in both industries were healthy, at 21% and 36% respectively.

For more about the advisors’ strategies and the fund’s positioning during the 12 months, see the Advisors’ Report that follows this letter.

The fund’s admirable performance needs to be kept in perspective
Since its launch on March 30, 2010, the Explorer Value Fund has done well, outperforming its benchmark index and peer-group average over the full period. At the same time, the small-cap stocks that the fund focuses on have outgained larger-company stocks in the broad market.

It’s very important to keep in mind that small-cap stocks can just as easily underperform large-caps in any given 12-month period. And in fact, they did so for some 12-month periods within the past three years.

Over longer periods, the performance of these two segments of the U.S. market tends to converge, as you can see in the Market Barometer table on page 3. The difference in total return between large-cap stocks (represented by the Russell 1000 Index) and small-cap stocks (the Russell 2000 Index) is noticeable over the past 12 months. But the gap is narrower when returns are averaged over the past three years and is even smaller over five years.

Experienced long-term investors know that all segments of the stock market take turns in the lead, and the market as a whole goes through ups and downs, sometimes lasting for extensive periods. Explorer Value’s outstanding record since its inception should not be taken as an indicator of its future performance, whether short-term or long-term. Stock investors, particularly those exploring the relatively volatile small-cap world, should expect stormy seas and setbacks from time to time.

But over the long term, investing in small-cap value stocks can give you the chance to profit from the resourcefulness of small companies. That’s why we believe Vanguard Explorer Value Fund can play a valuable role in an otherwise diversified and well-balanced portfolio.

The benefit of combining low costs with diversity of thought
Investors sometimes ask why Vanguard uses a multi-manager approach for many of its actively managed equity funds. Just as we recommend diversification within and across asset classes for an investor’s overall portfolio, we think significant benefits can accrue from using multiple advisory firms for a single fund: diversity of investment process and style, thought, and holdings.

All of these elements can lead to less risk and better results. Because not all investment managers invest the same way, their returns relative to the benchmark don’t move in lockstep.

7

As with many other investment topics, however, there are some misconceptions about the benefits of using a multi-manager approach. For example, it is often suggested that the best ideas of the advisors are diluted when they are combined in one portfolio. Recent Vanguard research has found otherwise.

Conventional wisdom also suggests that multi-manager funds tend to be expensive. At Vanguard, this is not the case, because low costs are a hallmark of all our offerings. And Vanguard research indicates that low costs can contribute greatly to investing success, helping investors keep more of a portfolio’s return. (You can read more in Analyzing Multi-Manager Funds: Does Management Structure Affect Performance? at vanguard.com/research.)

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 13, 2013

8

Advisors’ Report

For the fiscal year ended August 31, 2013, Vanguard Explorer Value Fund returned 29.19%. Your fund is managed by three independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. (Please note that the Frontier and Sterling discussions refer to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on September 17, 2013.

Vanguard Explorer Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Cardinal Capital Management,	32	71	The advisor seeks stocks that are able to generate
L.L.C.			excess cash flow and reinvest the cash to increase
			shareholder value.
Sterling Capital Management LLC	32	70	The advisor searches for stocks of quality companies
			selling at large discounts compared with their
			underlying value. It defines quality stocks as those that
			generate considerable cash flow, reinvest in
			opportunities with attractive returns, and have a
			competitive advantage within their business sector.
Frontier Capital Management Co.,	31	69	The advisor selects stocks by identifying companies it
LLC			believes are underpriced relative to their long-term
			value. These companies are generally inexpensive and
			have low price-to-book and price-to-earnings ratios.
Cash Investments	5	12	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

9

Cardinal Capital Management, L.L.C.

Portfolio Managers:

Amy K. Minella, Managing Partner Robert B. Kirkpatrick, CFA, Managing Partner Eugene Fox III, Managing Partner

The strong performance of domestic equities during the fiscal year was consistent with a more optimistic view of the economy and of U.S. growth prospects. Although government sequestration and higher taxes have been felt, the salutary effects of the housing recovery, combined with the “wealth effect” produced by higher stock prices, have led to higher consumer spending.

Long-term interest rates rose sharply after the Federal Reserve indicated that it would begin tapering its asset purchases if the economy continued to improve. The question is whether this major increase in interest rates will derail the modest economic recovery that is underway, given that overseas economies remain weak, as Europe has been in recession and growth has slowed in China and other emerging markets.

Our portfolio’s relative performance benefited from stock selection in the consumer staples and financial sectors. The stock of Herbalife, a global nutrition company, climbed on strong results and the expectation that the company would accelerate its share-repurchase program, although a change in auditor delayed that.

Shares of CapitalSource, a California-based commercial lender, rose sharply on the announcement of its merger with PacWest Bancorp.

Detractors from relative performance included stock selection in the information technology and industrial sectors and the drag that came from holding residual cash in a strong market. Shares of IAC/InterActiveCorp, a leading media and Internet firm, declined modestly as investors questioned whether the company’s profitability and strong growth rates would suffer from the migration to mobile devices. Atlas Air Worldwide, an international air-freight logistics provider, lagged as the company lowered guidance in expectation of a less-profitable peak season.

Our investment outlook remains cautiously optimistic: cautious because of Europe’s problems, political headwinds in the United States, and a continued slowdown in government spending at all levels; optimistic because of several positive influences that should support the U.S. stock market, including easy monetary policy, improvement in the housing market and its related wealth effect, and tame inflation. Further, companies are holding record levels of cash, and a rebound in mergers and acquisitions should support corporate earnings growth. As business confidence and credit markets have continued to improve, the corporate managements of companies in our portfolio have been actively employing their free cash flow and debt capacity to make acquisitions and share repurchases.

10

Sterling Capital Management LLC

Portfolio Managers:

Eduardo A. Brea, CFA, Managing Director Timothy P. Beyer, CFA, Managing Director

The capital markets are adjusting to the eventual tapering of the Federal Reserve’s purchases of U.S. Treasury and agency obligations. Treasuries and other yield-oriented bond and stock investments, the “darlings of the market” over the past few years, began to recede as intermediate interest rates rose. Our underweighting of these richly valued, yield-oriented sectors of the market enhanced our results relative to the benchmark.

Our relative performance also benefited from both stock selection and sector selection. Financial services provided the lion’s share of the outperformance, led by E*TRADE Financial, Lincoln National, and Investment Technology Group. We also witnessed a sharp recovery in Lexmark International and Omnicare, while Life Technologies announced that it was being acquired by Thermo Fisher Scientific at a significant premium to our cost.

We did face a sharp decline in EarthLink, a long-time portfolio holding. We have become less convinced that the mature local-exchange carrier services can maintain their strength against strong competitive cable offerings for small businesses. Forest Oil and Itron also performed poorly. Forest is selling assets to reduce its large debt balances, something that we expect to improve the remaining equity value. Itron, which sells electric, gas, and water metering equipment globally, is facing a weaker backlog following large order fulfillments in its North American business.

We focus on finding exceptional, well-managed businesses whose stocks are selling at attractive prices. We define quality businesses as those that generate substantial levels of free cash flow, have numerous reinvestment opportunities at attractive returns, and enjoy competitive advantages. We think a quality management team is shareholder-oriented and allocates capital to increase shareholder value.

Although the geopolitical landscape remains uncertain (when isn’t it?), the recent rise in interest rates has important implications for investors. Companies with growing earnings and reinvestment plans will be increasingly favored over bonds and high-yield-oriented equities. The merger-and-acquisition marketplace appears to be heating up as well. This backdrop should favor our investment process, which is built on finding companies poised to return to more favorable free cash flows, balance-sheet strength, and low valuations.

11

Frontier Capital Management Co., LLC

Portfolio Managers: Thomas W. Duncan, Jr., Senior Vice President William A. Teichner, CFA, Senior Vice President

Our portion of the fund benefited from both stock selection and sector selection relative to our benchmark, with outperformance largely driven by financial services, producer durables, and materials and processing.

Our portfolio’s ten largest contributors were spread over five sectors. They included three financial services companies, one energy stock, and two stocks each from producer durables, materials and processing, and health care.

The most significant contributor was Saia, a leading freight carrier operating in 34 states. Saia generates revenue by collecting, aggregating, and delivering shipments from customers that do not have enough freight for dedicated truckloads. Its stock climbed after the company reported earnings that exceeded consensus estimates. Saia’s profitability came from higher rates and improved productivity. We believe the company can continue to expand its operating margin in coming years.

The portfolio’s largest detractors also were spread over several sectors; they included four technology holdings and two companies each from consumer discretionary and producer durables. The technology stocks were from three different industries within that sector.

The holding that hurt results most was Pericom Semiconductor, which sells chips that improve the speed and quality of data in electronic devices. In January, the company announced weaker-than-expected revenues for its fiscal second quarter, attributing the shortfall to challenging global macroeconomic conditions and softness in the personal computer industry. We continue to own the stock, as most of Pericom’s end-markets—telecommunications and networking, for example—offer better growth and profitability characteristics than its personal computer business. Furthermore, the stock is inexpensive, trading below its historical median valuations on measures such as tangible book value and enterprise-value-to-sales.

During the period we bought 20 new stocks and also sold 20 holdings. The purchases were spread across eight sectors; the sales were across six. The net effect was primarily an increase in technology and energy stocks and a reduction in holdings within the financial services and materials and processing sectors. As is typical for Frontier, the changes were based on company-specific factors rather than top-down positioning.

12

Explorer Value Fund

Fund Profile
As of August 31, 2013

Portfolio Characteristics
		Russell	DJ U.S.
		2500	Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	180	1,694	3,631
Median Market Cap	$2.3B	$2.8B	$39.3B
Price/Earnings Ratio	21.2x	20.9x	18.7x
Price/Book Ratio	1.7x	1.5x	2.4x
Return on Equity	9.5%	6.7%	16.6%
Earnings Growth Rate	10.0%	5.8%	11.1%
Dividend Yield	1.5%	2.1%	2.0%
Foreign Holdings	1.6%	0.0%	0.0%
Turnover Rate	46%	—	—
Ticker Symbol	VEVFX	—	—
Expense Ratio[1]	0.63%	—	—
30-Day SEC Yield	0.82%	—	—
Short-Term Reserves	3.7%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		Russell	Total
		2500	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	12.1%	11.0%	13.1%
Consumer Staples	1.7	2.2	8.9
Energy	5.8	7.2	9.8
Financials	29.1	37.2	17.5
Health Care	5.3	4.9	12.6
Industrials	16.2	12.9	11.2
Information Technology	21.9	9.7	17.6
Materials	4.8	5.7	3.8
Telecommunication
Services	1.0	0.9	2.3
Utilities	2.1	8.3	3.2

Volatility Measures
	Russell
	2500	DJ U.S.
	Value	Total Market
	Index	FA Index
R-Squared	0.99	0.95
Beta	1.02	1.18
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Aspen Insurance	Property & Casualty
Holdings Ltd.	Insurance	1.8%
Endurance Specialty
Holdings Ltd.	Reinsurance	1.5
E*TRADE Financial	Investment Banking
Corp.	& Brokerage	1.5
Loral Space &
Communications Inc.	Cable & Satellite	1.3
CapitalSource Inc.	Regional Banks	1.3
Skyworks Solutions Inc.	Semiconductors	1.2
KAR Auction Services	Diversified Support
Inc.	Services	1.2
Silgan Holdings Inc.	Metal & Glass
	Containers	1.2
j2 Global Inc.	Internet Software &
	Services	1.1
IAC/InterActiveCorp	Internet Software &
	Services	1.1
Top Ten		13.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated April 23, 2013, and represents estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratio was 0.60%.

13

Explorer Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: March 30, 2010, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013
			Since	Final Value
		One	Inception	of a $10,000
		Year	(3/30/2010)	Investment
	Explorer Value Fund	29.19%	15.27%	$16,262
••••••••	Russell 2500 Value Index	24.86	13.04	15,212
– – – –	Small-Cap Value Funds Average	26.46	12.39	14,914
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.15	12.94	15,165

Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

14

Explorer Value Fund

Fiscal-Year Total Returns (%): March 30, 2010, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Explorer Value Fund	3/30/2010	29.32%	15.15%

15

Explorer Value Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (91.7%)[1]
Consumer Discretionary (11.0%)
	Loral Space &
	Communications Inc.	44,400	2,935
	Interpublic Group of Cos.
	Inc.	148,300	2,331
	Cinemark Holdings Inc.	59,800	1,762
	Harman International
	Industries Inc.	26,500	1,697
	Six Flags Entertainment
	Corp.	50,000	1,651
*	Crocs Inc.	120,800	1,626
*	Ascena Retail Group Inc.	92,950	1,517
*	Modine Manufacturing Co.	111,823	1,457
	Guess? Inc.	45,200	1,379
	Meredith Corp.	28,950	1,245
	News Corp. Class B	70,700	1,120
	Bob Evans Farms Inc.	19,800	971
*	American Public Education
	Inc.	23,200	928
	Kohl’s Corp.	14,000	718
	Regis Corp.	44,700	705
	Chico’s FAS Inc.	29,528	461
	Universal Technical Institute
	Inc.	41,700	443
*	Maidenform Brands Inc.	17,100	401
	International Speedway
	Corp. Class A	12,656	392
*	Quiksilver Inc.	63,554	315
*	Tuesday Morning Corp.	16,400	202
*	Cambium Learning Group
	Inc.	58,100	89
			24,345
Consumer Staples (1.4%)
	Herbalife Ltd.	23,500	1,434
	Pinnacle Foods Inc.	36,700	994
	JM Smucker Co.	7,300	775
			3,203

			Market
			Value
		Shares	($000)
Energy (5.3%)
*	Bonanza Creek Energy Inc.	60,775	2,413
	World Fuel Services Corp.	40,400	1,541
*	Carrizo Oil & Gas Inc.	33,876	1,161
	SM Energy Co.	16,698	1,141
*	Oasis Petroleum Inc.	27,100	1,062
*	Concho Resources Inc.	8,500	820
*	Forest Oil Corp.	124,700	693
	Comstock Resources Inc.	45,965	671
*	Resolute Energy Corp.	84,800	665
	Tidewater Inc.	11,492	620
*	TETRA Technologies Inc.	44,565	524
*	SandRidge Energy Inc.	75,320	388
			11,699
Exchange-Traded Fund (0.6%)
*	iShares Russell 2000 Value
	ETF	15,800	1,374

Financials (26.8%)
	Aspen Insurance Holdings
	Ltd.	110,828	3,942
	Endurance Specialty
	Holdings Ltd.	68,300	3,423
*	E*TRADE Financial Corp.	238,157	3,344
	CapitalSource Inc.	245,500	2,835
*	Popular Inc.	75,768	2,353
	Leucadia National Corp.	83,700	2,087
*	Howard Hughes Corp.	18,500	1,891
	Cash America International
	Inc.	39,100	1,673
	Argo Group International
	Holdings Ltd.	38,335	1,566
	Willis Group Holdings plc	36,700	1,515
	Selective Insurance Group
	Inc.	66,052	1,515
	Ares Capital Corp.	82,500	1,450
	HCC Insurance Holdings Inc.	34,320	1,448
	Ryman Hospitality
	Properties Inc.	42,815	1,415
*	American Capital Ltd.	109,400	1,365

16

Explorer Value Fund

			Market
			Value
		Shares	($000)
	WSFS Financial Corp.	21,655	1,291
	Assured Guaranty Ltd.	64,600	1,285
*	Navigators Group Inc.	23,341	1,277
	Flushing Financial Corp.	70,854	1,268
	Renasant Corp.	49,639	1,249
*	Pinnacle Financial Partners
	Inc.	44,173	1,235
	Medical Properties Trust
	Inc.	106,800	1,233
	Lincoln National Corp.	28,300	1,190
	First Midwest Bancorp Inc.	75,471	1,134
	Amtrust Financial Services
	Inc.	31,570	1,128
	Nelnet Inc. Class A	29,300	1,110
	Starwood Property Trust
	Inc.	43,600	1,087
	First Horizon National Corp.	94,494	1,045
*	Investment Technology
	Group Inc.	61,400	1,044
	First Citizens BancShares
	Inc. Class A	4,950	1,001
	AG Mortgage Investment
	Trust Inc.	55,800	980
	Washington Federal Inc.	44,802	936
	National Retail Properties
	Inc.	29,760	912
	Parkway Properties Inc.	52,168	853
	Campus Crest Communities
	Inc.	73,507	778
	BancorpSouth Inc.	38,900	754
	EPR Properties	15,000	735
	Berkshire Hills Bancorp Inc.	27,500	683
*	PHH Corp.	30,000	626
	BGC Partners Inc. Class A	111,700	624
	Ramco-Gershenson
	Properties Trust	42,000	608
	Western Asset Mortgage
	Capital Corp.	36,400	568
*	Texas Capital Bancshares
	Inc.	10,686	471
*	Affiliated Managers Group
	Inc.	2,000	349
	CYS Investments Inc.	25,900	199
			59,475
Health Care (4.5%)
	Omnicare Inc.	25,900	1,408
*	Allscripts Healthcare
	Solutions Inc.	90,989	1,323
*	Laboratory Corp. of
	America Holdings	13,200	1,264
*	VCA Antech Inc.	42,900	1,171
*	Covance Inc.	13,599	1,102
*	Globus Medical Inc.	53,400	941
	Mallinckrodt plc	20,900	912

			Market
			Value
		Shares	($000)
*	Bio-Rad Laboratories Inc.
	Class A	6,300	718
*	Symmetry Medical Inc.	88,703	696
*	Merit Medical Systems Inc.	29,268	375
			9,910
Industrials (14.9%)
	KAR Auction Services Inc.	99,800	2,659
*	Teledyne Technologies Inc.	28,842	2,226
*	Atlas Air Worldwide
	Holdings Inc.	44,825	2,071
*	Saia Inc.	57,199	1,717
	Copa Holdings SA Class A	10,900	1,426
*	MasTec Inc.	42,100	1,339
	UTi Worldwide Inc.	81,000	1,337
	Altra Holdings Inc.	52,430	1,303
	Lennox International Inc.	17,627	1,210
*	AerCap Holdings NV	66,450	1,192
	Celadon Group Inc.	63,299	1,148
*	Clean Harbors Inc.	19,600	1,114
*	FTI Consulting Inc.	32,500	1,087
	Kaman Corp.	30,600	1,077
	Encore Wire Corp.	27,474	1,037
*	WABCO Holdings Inc.	11,172	871
	Carlisle Cos. Inc.	13,067	870
*	Wabash National Corp.	81,286	847
	Woodward Inc.	21,400	825
	Harsco Corp.	30,517	718
	Equifax Inc.	11,300	668
*	DXP Enterprises Inc.	9,210	626
	HNI Corp.	18,626	624
*	MRC Global Inc.	23,256	610
*	Furmanite Corp.	67,257	603
*	Accuride Corp.	112,850	591
	Primoris Services Corp.	23,550	529
	Mine Safety Appliances Co.	9,750	469
*	Performant Financial Corp.	41,800	453
*	Columbus McKinnon Corp.	19,311	413
*	WESCO International Inc.	5,293	390
*	Hub Group Inc. Class A	10,097	375
	Briggs & Stratton Corp.	15,797	302
*	CRA International Inc.	16,520	296
			33,023
Information Technology (20.2%)
*	Skyworks Solutions Inc.	107,300	2,721
	j2 Global Inc.	50,000	2,462
	IAC/InterActiveCorp	49,900	2,450
	Lender Processing
	Services Inc.	72,750	2,321
	Convergys Corp.	119,000	2,098
*	ACI Worldwide Inc.	42,800	2,083
*	ValueClick Inc.	81,000	1,714
	Global Payments Inc.	35,400	1,687
	InterDigital Inc.	41,000	1,457
*	Sykes Enterprises Inc.	83,500	1,422

17

Explorer Value Fund

			Market
			Value
		Shares	($000)
	DST Systems Inc.	19,525	1,393
*	MicroStrategy Inc. Class A	14,855	1,364
*	Itron Inc.	36,152	1,354
*	TriQuint Semiconductor Inc.	156,482	1,180
	Jabil Circuit Inc.	47,806	1,091
	Fidelity National Information
	Services Inc.	24,000	1,067
*	Ingram Micro Inc.	47,365	1,047
*	MICROS Systems Inc.	21,250	1,039
*	Progress Software Corp.	42,400	1,037
*	ON Semiconductor Corp.	137,557	996
	Belden Inc.	17,500	993
*	Virtusa Corp.	37,662	991
	Black Box Corp.	37,000	983
*	Insight Enterprises Inc.	51,070	976
*	Advanced Energy Industries
	Inc.	53,181	969
*	Orbotech Ltd.	66,500	803
*	QLogic Corp.	71,300	755
	Broadridge Financial
	Solutions Inc.	25,000	744
	Western Union Co.	42,000	736
*	Atmel Corp.	97,549	708
*	Pericom Semiconductor
	Corp.	96,532	679
	EarthLink Inc.	135,200	665
*	Fairchild Semiconductor
	International Inc. Class A	49,757	608
*	Dice Holdings Inc.	63,250	527
*	CIBER Inc.	140,118	510
	Littelfuse Inc.	6,534	482
*	Integrated Device
	Technology Inc.	48,911	426
*	Kulicke & Soffa Industries
	Inc.	22,700	251
			44,789
Materials (4.3%)
	Silgan Holdings Inc.	55,700	2,628
	FMC Corp.	21,900	1,459
	Albemarle Corp.	23,200	1,447
	PH Glatfelter Co.	49,805	1,276
	Schnitzer Steel Industries
	Inc.	35,000	884
	Eagle Materials Inc.	11,211	719
	Cabot Corp.	13,841	553
	Cytec Industries Inc.	4,921	368
*	Kraton Performance
	Polymers Inc.	18,100	336
			9,670
Telecommunication Services (0.9%)
*	Intelsat SA	68,500	1,564
*	NII Holdings Inc.	83,307	498
			2,062

			Market
			Value
		Shares	($000)
	Utilities (1.8%)
	Westar Energy Inc.	40,643	1,264
	Portland General Electric Co.	38,910	1,121
	Unitil Corp.	25,215	710
	Southwest Gas Corp.	14,054	657
	Piedmont Natural Gas Co.
	Inc.	10,913	352
			4,104
	Total Common Stocks
	(Cost $170,925)		203,654
Temporary Cash Investments (8.5%)[1]
	Money Market Fund (8.0%)
2	Vanguard Market
	Liquidity Fund,
	0.122%	17,717,779	17,718

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.5%)
3	Federal Home Loan
	Bank Discount Notes,
	0.055%, 11/29/13	300	300
[4,5]	Freddie Mac Discount
	Notes, 0.100%, 9/4/13	500	500
[4,5]	Freddie Mac Discount
	Notes, 0.095%, 11/18/13	300	300
			1,100
Total Temporary Cash Investments
	(Cost $18,818)		18,818
	Total Investments (100.2%)
	(Cost $189,743)		222,472
Other Assets and Liabilities (-0.2%)
	Other Assets		949
	Liabilities		(1,467)
			(518)
	Net Assets (100%)
Applicable to 7,551,783 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			221,954
	Net Asset Value Per Share		$29.39

18

Explorer Value Fund

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	177,156
Undistributed Net Investment Income	369
Accumulated Net Realized Gains	11,872
Unrealized Appreciation (Depreciation)
Investment Securities	32,729
Futures Contracts	(172)
Net Assets	221,954

See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.5% and 3.7%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 Securities with a value of $600,000 have been segregated as initial margin for open futures contracts.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Explorer Value Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	2,430
Interest[1]	21
Securities Lending	1
Total Income	2,452
Expenses
Investment Advisory Fees—Note B
Basic Fee	578
Performance Adjustment	64
The Vanguard Group—Note C
Management and Administrative	261
Marketing and Distribution	24
Custodian Fees	19
Auditing Fees	40
Shareholders’ Reports	3
Total Expenses	989
Net Investment Income	1,463
Realized Net Gain (Loss)
Investment Securities Sold	12,655
Futures Contracts	2,044
Realized Net Gain (Loss)	14,699
Change in Unrealized Appreciation (Depreciation)
Investment Securities	22,856
Futures Contracts	(444)
Change in Unrealized Appreciation (Depreciation)	22,412
Net Increase (Decrease) in Net Assets Resulting from Operations	38,574
1 Interest income from an affiliated company of the fund was $19,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Explorer Value Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,463	1,183
Realized Net Gain (Loss)	14,699	891
Change in Unrealized Appreciation (Depreciation)	22,412	12,010
Net Increase (Decrease) in Net Assets Resulting from Operations	38,574	14,084
Distributions
Net Investment Income	(1,492)	(962)
Realized Capital Gain[1]	(2,284)	(5,185)
Total Distributions	(3,776)	(6,147)
Capital Share Transactions
Issued	104,200	25,380
Issued in Lieu of Cash Distributions	3,514	5,669
Redeemed	(43,330)	(31,933)
Net Increase (Decrease) from Capital Share Transactions	64,384	(884)
Total Increase (Decrease)	99,182	7,053
Net Assets
Beginning of Period	122,772	115,719
End of Period[2]	221,954	122,772

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $530,000 and $4,152,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $369,000 and $527,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Explorer Value Fund

Financial Highlights

				March 16,
				2010[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.44	$21.94	$18.09	$20.00
Investment Operations
Net Investment Income	. 255	. 232.190		. 044
Net Realized and Unrealized Gain (Loss) on Investments	6.429	2.476	3.991	(1.954)
Total from Investment Operations	6.684	2.708	4.181	(1.910)
Distributions
Dividends from Net Investment Income	(. 290)	(.189)	(.135)	—
Distributions from Realized Capital Gains	(. 444)	(1.019)	(.196)	—
Total Distributions	(.734)	(1.208)	(. 331)	—
Net Asset Value, End of Period	$29.39	$23.44	$21.94	$18.09

Total Return[2]	29.19%	13.10%	23.04%	-9.55%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$222	$123	$116	$75
Ratio of Total Expenses to Average Net Assets[3]	0.60%	0.59%	0.57%	0.56% [4]
Ratio of Net Investment Income to Average Net Assets	0.88%	1.00%	0.82%	0.55% [4]
Portfolio Turnover Rate	46%	38%	41%	16%

1 Subscription period for the fund was March 16, 2010, to March 30, 2010, during which time all assets were held in money market instruments. Performance measurement began March 30, 2010, at a net asset value of $20.00.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.04%, 0.03%, 0.01% and 0.00%.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Explorer Value Fund

Notes to Financial Statements

Vanguard Explorer Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented 4% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

23

Explorer Value Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Frontier Capital Management Co., LLC, Cardinal Capital Management L.L.C., and Sterling Capital Management LLC each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Frontier Capital Management Co., LLC, Cardinal Capital Management L.L.C., and Sterling Capital Management LLC are subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 2000 Value Index, Russell Mid-Cap Value Custom Cap-Range Index, and Russell 2500 Value Index, respectively.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2013, the aggregate investment advisory fee represented an effective annual basic rate of 0.35% of the fund’s average net assets, before an increase of $64,000 (0.04%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $29,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

24

Explorer Value Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	203,654	—	—
Temporary Cash Investments	17,718	1,100	—
Futures Contracts—Liabilities[1]	(147)	—	—
Total	221,225	1,100	—
1 Represents variation margin on the last day of the reporting period.

E. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2013	105	10,606	(172)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $129,000 from undistributed net investment income, and $1,166,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $4,328,000 of ordinary income and $7,975,000 of long-term capital gains available for distribution.

25

Explorer Value Fund

At August 31, 2013, the cost of investment securities for tax purposes was $189,786,000. Net unrealized appreciation of investment securities for tax purposes was $32,686,000, consisting of unrealized gains of $36,805,000 on securities that had risen in value since their purchase and $4,119,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended August 31, 2013, the fund purchased $124,142,000 of investment securities and sold $70,345,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended August 31,
	2013	2012
	Shares	Shares
	(000)	(000)
Issued	3,776	1,125
Issued in Lieu of Cash Distributions	145	275
Redeemed	(1,607)	(1,437)
Net Increase (Decrease) in Shares Outstanding	2,314	(37)

I. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

26

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Explorer Value Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Explorer Value Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 10, 2013

Special 2013 tax information (unaudited) for Vanguard Explorer Value Fund
This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $2,574,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
The fund distributed $1,608,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 27.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Explorer Value Fund
Periods Ended August 31, 2013
		Since
	One	Inception
	Year	(3/30/2010)
Returns Before Taxes	29.19%	15.27%
Returns After Taxes on Distributions	28.54	14.46
Returns After Taxes on Distributions and Sale of Fund Shares	17.28	11.86

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

29

Six Months Ended August 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Explorer Value Fund	2/28/2013	8/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,099.51	$3.18
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.18	3.06

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.60%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

30

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

31

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);
Overseer of the Amos Tuck School of Business	Founder
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16900 102013

Annual Report | August 31, 2013

Vanguard Russell 1000 Index Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Russell 1000 Index Fund.	9
Russell 1000 Value Index Fund.	23
Russell 1000 Growth Index Fund.	37
Your Fund’s After-Tax Returns.	53
About Your Fund’s Expenses.	54
Trustees Approve Advisory Arrangement.	56
Glossary.	57

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013

Total
Returns
Vanguard Russell 1000 Index Fund
Institutional Shares	19.73%
ETF Shares
Market Price	19.59
Net Asset Value	19.70
Russell 1000 Index	19.84
Large-Cap Core Funds Average	18.71
Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Russell 1000 Value Index Fund
Institutional Shares	23.00%
ETF Shares
Market Price	22.82
Net Asset Value	22.90
Russell 1000 Value Index	23.10
Large-Cap Value Funds Average	22.08
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Russell 1000 Growth Index Fund
Institutional Shares	16.35%
ETF Shares
Market Price	16.88
Net Asset Value	16.27
Russell 1000 Growth Index	16.43
Large-Cap Growth Funds Average	16.24
Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. No. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

The three Vanguard Russell 1000 Index Funds delivered strong performances for the 12 months ended August 31, 2013. All three funds closely tracked their respective target indexes.

U.S. stocks generally performed well. Large-capitalization growth and value stocks each turned in double-digit results for the period, but the value segment was especially strong, ending several percentage points ahead.

In this investment environment, the Russell 1000 Index Funds posted returns ranging from 16.35% for the Growth Index Fund to 23.00% for the Value Index Fund. The Russell 1000 Index Fund, which encompasses both value and growth stocks, fell between, returning 19.73% for the period. (All these returns are for the funds’ Institutional Shares.)

If you hold shares of your fund in a taxable account, you may wish to review the information on after-tax returns that appears later in this report.

Stocks posted robust results despite setbacks at the finish
The broad U.S. stock market, like the Russell 1000 Index Fund, advanced about 20% in the 12 months ended August 31, although it slipped in June and August. Through most of the fiscal year, stocks surged as the economy continued to show modest growth and investors appeared more receptive to risk.

2

Much of the market’s recent weakness stemmed from fear that the Federal Reserve would begin scaling back its stimulative bond-buying program. Heightened strife in the Middle East also contributed to anxiety in the global markets.

International stocks in aggregate finished with a return of about 13%. Developed markets in the Pacific region and Europe posted results closer to those of the United States. Returns for emerging-market stocks overall were virtually flat as economic growth slowed in China and Brazil.

Although global economic worries and tensions over conflicts abroad have unsettled markets, Jonathan Lemco, a senior sovereign-debt analyst in Vanguard’s Taxable Credit Research Group, pointed out that investors can still manage risks amid international instability. “Vanguard believes a diversified portfolio is the best way to spread the risk of geopolitical uncertainty,” he said.

Bond returns turned negative amid worry about the Fed’s next move
Bonds, which maintained slightly positive returns through the first eight months of the period, reversed course in May and

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	18.74%	7.59%
Russell 2000 Index (Small-caps)	26.27	20.50	7.98
Russell 3000 Index (Broad U.S. market)	20.32	18.87	7.63
MSCI All Country World Index ex USA (International)	12.98	6.93	1.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-2.47%	2.58%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.70	2.45	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.17

CPI
Consumer Price Index	1.52%	2.32%	1.32%

3

then continued to retreat as investors anticipated reductions in the Fed’s bond-buying program.

The broad U.S. taxable bond market returned –2.47% for the 12 months. The yield of the 10-year Treasury note finished at 2.76%, up from 1.56% at the end of August 2012. (Bond yields and prices move in opposite directions.) Municipal bonds suffered more, returning –3.70% for the fiscal year.

Returns for money markets and savings accounts were minuscule as the Fed kept its target for short-term interest rates at 0%–0.25%.

Resurgent financial stocks gave a strong boost to two funds
The Vanguard Russell 1000 Index Funds provide exposure to some of the biggest companies in the United States. Investors may choose to invest broadly in the large-cap segment of the market through the Russell 1000 Index Fund or to focus specifically on its growth or value sectors through one of the other funds.

As I mentioned, this was a robust period for value stocks, which were propelled by the resurgent financial sector, a traditional staple of value investing. Not surprisingly, then, it was financials—the Russell 1000 Value Index Fund’s largest sector—that

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Russell 1000 Index Fund	0.08%	0.12%	1.15%
Russell 1000 Value Index Fund	0.08	0.15	1.19
Russell 1000 Growth Index Fund	0.08	0.15	1.28

The fund expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the funds’ expense ratios were: for the Russell 1000 Index Fund, 0.08% for Institutional Shares and 0.12% for ETF Shares; for the Russell 1000 Value Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; and for the Russell 1000 Growth Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

Peer groups: For the Russell 1000 Index Fund, Large-Cap Core Funds; for the Russell 1000 Value Index Fund, Large-Cap Value Funds; and for the Russell 1000 Growth Index Fund, Large-Cap Growth Funds.

4

Investment insight

Growth stocks versus value stocks: A case for both
Growth and value stocks typically take turns outperforming each other. The chart here shows how they have switched off during the past 20 years in leading or lagging a broader market average.

These two styles of investing are typically considered complementary—when growth is performing well, value typically isn’t, and vice versa. Generally speaking, growth stocks represent companies that are expected to expand their businesses at a rapid pace, while value stocks typically represent more established, slower-growing companies.

Which does better in the long run? Neither. Vanguard research has shown that there is no significant long-term difference in the risk/reward characteristics of growth and value stocks. But, because their performance can vary considerably over shorter time periods, a truly diversified portfolio should have exposure to both.

Note: “Rolling” means here that 12-month returns were calculated from the start of each month in the 20-year period ended December 31, 2012.

Sources: Vanguard and Russell Investments.

5

contributed the most to the fund’s 12-month return. After years of dismal results following the crisis of 2008–2009, financial stocks of all varieties were among the market’s top performers.

The health care sector was another source of strength for the fund, as biotechnology and pharmaceutical firms continued to benefit from favorable rulings by the Food and Drug Administration and improved pipelines of new medicines. Consumer discretionary holdings produced notable gains as well, with stocks of automakers, media companies, and specialty retailers contributing most.

The Russell 1000 Index Fund also benefited from holdings in the financial, health care, and consumer discretionary sectors, and got a further lift from its producer durables stocks. Within the latter sector, holdings in diversified manufacturing companies and aerospace firms helped boost fund returns.

For the Russell 1000 Growth Index Fund, consumer-related stocks—such as specialty retail, cable companies, and aerospace firms—and health care stocks added most to returns. Technology stocks, which make up the fund’s second-largest sector, detracted from performance. Although software and telecommunications companies did well, computer technology and electronics companies ended the period in negative territory. Consumers continued to gravitate toward tablets rather than personal computers. Smartphone competition remained fierce, and some major firms fell short of earnings expectations.

The fund had minimal exposure to the top-performing financial sector—stocks of financial companies aren’t typically considered growth issues—and this also hindered its results relative to the other two funds.

All three funds have tracked their benchmarks since inception
The Vanguard Russell 1000 Index Funds were launched three years ago, on September 20, 2010. While that’s not a very long track record to judge them on, we can say that so far the funds have been successful in meeting their primary objective of closely tracking their target indexes.

Credit for this good start is due to the funds’ advisor, Vanguard Equity Investment Group, whose deep experience and sophisticated portfolio tracking techniques have enabled the funds to capture nearly all the returns of their benchmarks. The advisor has been aided in this task by the funds’ low expenses.

In challenging markets, index funds can be a solid portfolio foundation
As you know, index funds seek to capture the return of the market they track, minus only their operating expenses, which—at least at Vanguard—are typically very low. The funds do so by investing in an entire market or by relying on a sophisticated market sampling technique.

In actively managed funds, by contrast, advisors troll the markets and reel in selected stocks or bonds that their analysis suggests will allow them to outperform

6

their benchmarks. As we show in The Case for Index Fund Investing, a paper available at vanguard.com/research, there’s typically a big gap between hope and reality: Consistent outperformance by any one active manager has been rare.

I used the word “typically” because we believe that some actively managed funds, including Vanguard’s, can increase the odds of outperforming benchmarks over the long term. As demonstrated in a companion paper, The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? (also at vanguard.com/research), the most reliable quantitative indicator of future manager success is low expenses—a Vanguard hallmark. And, as the paper’s title implies, finding talented advisors is a key aspect of active investing. We believe we have the process in place to identify the best.

Even so, investors in actively managed funds should expect, and be comfortable with, the extended periods of under-performance that such funds can undergo.

The challenges of active investing, conversely, point to the potential benefits of indexing. Well-run index funds offer you virtually the market return, year in and year out. In a portfolio that is diversified within asset classes, and balanced among them, low-cost index funds can be the bedrock of a sound investment plan.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 18, 2013

7

Your Fund’s Performance at a Glance
August 31, 2012, Through August 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Russell 1000 Index Fund
Institutional Shares	$124.53	$146.04	$2.764	$0.000
ETF Shares	64.29	75.40	1.402	0.000
Vanguard Russell 1000 Value Index Fund
Institutional Shares	$120.04	$144.13	$3.155	$0.000
ETF Shares	61.49	73.82	1.570	0.000
Vanguard Russell 1000 Growth Index Fund
Institutional Shares	$129.59	$148.07	$2.454	$0.000
ETF Shares	67.41	77.02	1.227	0.000

8

Russell 1000 Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VRNIX		VONE
Expense Ratio[1]	0.08%		0.12%
30-Day SEC Yield	2.00%		1.96%

Portfolio Characteristics
			DJ U.S.
			Total
		Russell	Market
		1000	FA
	Fund	Index	Index
Number of Stocks	1,006	1,004	3,631
Median Market Cap	$49.3B	$49.3B	$39.3B
Price/Earnings Ratio	18.2x	18.2x	18.7x
Price/Book Ratio	2.4x	2.4x	2.4x
Return on Equity	17.5%	17.3%	16.6%
Earnings Growth
Rate	11.1%	11.1%	11.1%
Dividend Yield	2.1%	2.1%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Short-Term Reserves	-0.2%	—	—

Sector Diversification (% of equity exposure)

			DJ U.S.
		Russell	Total
		1000	Market
	Fund	Index	FA Index
Consumer
Discretionary	14.7%	14.7%	14.8%
Consumer Staples	8.2	8.2	7.8
Energy	9.9	9.9	9.8
Financial Services	18.5	18.5	18.8
Health Care	12.4	12.4	12.4
Materials &
Processing	4.1	4.1	4.4
Producer Durables	11.2	11.2	11.4
Technology	15.5	15.5	15.2
Utilities	5.5	5.5	5.4

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer
	Technology	2.7%
Exxon Mobil Corp.	Oil - Integrated	2.3
Microsoft Corp.	Computer Services
	Software & Systems	1.7
Johnson & Johnson	Pharmaceuticals	1.4
General Electric Co.	Diversified
	Manufacturing
	Operations	1.4
Chevron Corp.	Oil - Integrated	1.4
Google Inc.	Computer Services
	Software & Systems	1.4
Procter & Gamble Co.	Personal Care	1.3
Berkshire Hathaway Inc. Insurance - Multi-Line		1.2
Wells Fargo & Co.	Banks - Diversified	1.2
Top Ten		16.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.08% for Institutional Shares and 0.12% for ETF Shares.

9

Russell 1000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013

			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment

	Russell 1000 Index Fund*ETF Shares
	Net Asset Value	19.70%	15.52%	$15,293
	Russell 1000 Index Fund*ETF Shares
	Market Price	19.59	15.49	15,285

••••••••	Russell 1000 Index	19.84	15.65	15,345

– – – –	Large-Cap Core Funds Average	18.71	13.69	14,593
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.15	15.74	15,381

Large-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(10/15/2010)	Investment

Russell 1000 Index Fund Institutional Shares	19.73%	14.69%	$7,417,032

Russell 1000 Index	19.84	14.78	7,434,004
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.15	14.82	7,440,312

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Russell 1000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2013
		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Index Fund ETF Shares Market Price	19.59%	52.85%
Russell 1000 Index Fund ETF Shares Net Asset
Value	19.70	52.93
Russell 1000 Index	19.84	53.45

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	10/15/2010	21.13%	14.66%
ETF Shares	9/20/2010
Market Price		20.97	15.49
Net Asset Value		21.07	15.54

11

Russell 1000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Wal-Mart Stores Inc.	85,507	6,240	0.7%
Comcast Corp. Class A	139,470	5,870	0.7%
Walt Disney Co.	95,642	5,818	0.6%
Home Depot Inc.	77,745	5,791	0.6%
* Amazon.com Inc.	19,548	5,493	0.6%
McDonald’s Corp.	53,379	5,037	0.6%
Consumer Discretionary—Other †		97,337	10.9%
		131,586	14.7%
Consumer Staples
Procter & Gamble Co.	145,765	11,354	1.3%
Coca-Cola Co.	203,339	7,763	0.9%
Philip Morris International Inc.	86,856	7,247	0.8%
PepsiCo Inc.	82,243	6,557	0.7%
CVS Caremark Corp.	65,177	3,784	0.4%
Altria Group Inc.	106,769	3,617	0.4%
Consumer Staples—Other †		32,823	3.7%
		73,145	8.2%
Energy
Exxon Mobil Corp.	236,303	20,596	2.3%
Chevron Corp.	103,075	12,413	1.4%
Schlumberger Ltd.	70,718	5,724	0.6%
ConocoPhillips	65,046	4,313	0.5%
Occidental Petroleum Corp.	42,863	3,781	0.4%
Energy—Other †		41,639	4.7%
		88,466	9.9%
Financial Services
* Berkshire Hathaway Inc. Class B	95,709	10,645	1.2%
Wells Fargo & Co.	256,671	10,544	1.2%
JPMorgan Chase & Co.	201,019	10,157	1.1%
Bank of America Corp.	573,135	8,093	0.9%

12

Russell 1000 Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Citigroup Inc.	161,755	7,818	0.9%
Visa Inc. Class A	27,871	4,861	0.5%
Mastercard Inc. Class A	6,222	3,771	0.4%
Goldman Sachs Group Inc.	24,424	3,716	0.4%
* American International Group Inc.	78,435	3,644	0.4%
American Express Co.	50,431	3,626	0.4%
Financial Services—Other †		99,000	11.1%
		165,875	18.5%
Health Care
Johnson & Johnson	149,375	12,908	1.4%
Pfizer Inc.	355,539	10,030	1.1%
Merck & Co. Inc.	160,504	7,590	0.9%
* Gilead Sciences Inc.	81,179	4,893	0.6%
Amgen Inc.	39,776	4,333	0.5%
UnitedHealth Group Inc.	54,256	3,892	0.4%
Bristol-Myers Squibb Co.	87,276	3,639	0.4%
Health Care—Other †		63,615	7.1%
		110,900	12.4%

Materials & Processing †		36,695	4.1%

Producer Durables
General Electric Co.	549,787	12,722	1.4%
United Technologies Corp.	48,965	4,901	0.5%
Boeing Co.	40,388	4,197	0.5%
3M Co.	36,783	4,178	0.5%
Union Pacific Corp.	24,718	3,795	0.4%
Producer Durables—Other †		69,821	7.8%
		99,614	11.1%
Technology
Apple Inc.	49,901	24,304	2.7%
Microsoft Corp.	443,990	14,829	1.7%
* Google Inc. Class A	14,327	12,133	1.4%
International Business Machines Corp.	55,406	10,099	1.1%
Cisco Systems Inc.	284,113	6,623	0.7%
QUALCOMM Inc.	91,931	6,093	0.7%
Oracle Corp.	188,721	6,013	0.7%
Intel Corp.	264,287	5,809	0.6%
* Facebook Inc. Class A	90,568	3,739	0.4%
Technology—Other †		48,408	5.4%
		138,050	15.4%
Utilities
AT&T Inc.	286,051	9,677	1.1%
Verizon Communications Inc.	152,073	7,205	0.8%
Utilities—Other †		31,976	3.6%
		48,858	5.5%
Total Common Stocks (Cost $757,783)		893,189	99.8%[1]

13

Russell 1000 Index Fund

	Market	Percentage
	Value	of Net
	($000)	Assets
Temporary Cash Investments
2U.S. Government and Agency Obligations† (Cost $300)	300	0.0%[1]
Total Investments (Cost $758,083)	893,489	99.8%
Other Assets and Liabilities
Other Assets	7,135	0.8%
Liabilities	(5,237)	(0.6%)
	1,898	0.2%
Net Assets	895,387	100.0%

At August 31, 2013, net assets consisted of:
		Amount
		($000)
Paid-in Capital		759,207
Undistributed Net Investment Income		3,473
Accumulated Net Realized Losses		(2,628)
Unrealized Appreciation (Depreciation)
Investment Securities		135,406
Futures Contracts		(71)
Net Assets		895,387

Institutional Shares—Net Assets
Applicable to 4,634,060 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		676,740
Net Asset Value Per Share—Institutional Shares		$146.04

ETF Shares—Net Assets
Applicable to 2,900,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		218,647
Net Asset Value Per Share—ETF Shares		$75.40

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 1000 Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	15,673
Interest[1]	6
Securities Lending	12
Total Income	15,691
Expenses
The Vanguard Group—Note B
Investment Advisory Services	90
Management and Administrative—Institutional Shares	170
Management and Administrative—ETF Shares	135
Marketing and Distribution—Institutional Shares	118
Marketing and Distribution—ETF Shares	45
Custodian Fees	55
Auditing Fees	29
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	645
Net Investment Income	15,046
Realized Net Gain (Loss)
Investment Securities Sold	2,800
Futures Contracts	809
Realized Net Gain (Loss)	3,609
Change in Unrealized Appreciation (Depreciation)
Investment Securities	103,286
Futures Contracts	(145)
Change in Unrealized Appreciation (Depreciation)	103,141
Net Increase (Decrease) in Net Assets Resulting from Operations	121,796
1 Interest income from an affiliated company of the fund was $6,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 1000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,046	6,352
Realized Net Gain (Loss)	3,609	(1,237)
Change in Unrealized Appreciation (Depreciation)	103,141	40,081
Net Increase (Decrease) in Net Assets Resulting from Operations	121,796	45,196
Distributions
Net Investment Income
Institutional Shares	(9,647)	(4,470)
ETF Shares	(3,789)	(731)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(13,436)	(5,201)
Capital Share Transactions
Institutional Shares	263,546	123,480
ETF Shares	41,569	126,405
Net Increase (Decrease) from Capital Share Transactions	305,115	249,885
Total Increase (Decrease)	413,475	289,880
Net Assets
Beginning of Period	481,912	192,032
End of Period[1]	895,387	481,912
1 Net Assets—End of Period includes undistributed net investment income of $3,473,000 and $1,863,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 1000 Index Fund

Financial Highlights

Institutional Shares
			Oct. 15,
	Year Ended		2010[1] to
	August 31,		August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$124.53	$108.35	$103.49
Investment Operations
Net Investment Income	2.850	2.314	1.348
Net Realized and Unrealized Gain (Loss) on Investments	21.424	16.100	4.569
Total from Investment Operations	24.274	18.414	5.917
Distributions
Dividends from Net Investment Income	(2.764)	(2.234)	(1.057)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(2.764)	(2.234)	(1.057)
Net Asset Value, End of Period	$146.04	$124.53	$108.35

Total Return	19.73%	17.25%	5.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$677	$334	$178
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	2.13%	2.10%	1.90%[2]
Portfolio Turnover Rate[3]	11%	36%	20%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 1000 Index Fund

Financial Highlights

ETF Shares
			Sept. 20,
	Year Ended		2010[1] to
	August 31,		August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$64.29	$55.94	$51.78
Investment Operations
Net Investment Income	1.444	1.176	.736
Net Realized and Unrealized Gain (Loss) on Investments	11.068	8.307	3.957
Total from Investment Operations	12.512	9.483	4.693
Distributions
Dividends from Net Investment Income	(1.402)	(1.133)	(.533)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.402)	(1.133)	(.533)
Net Asset Value, End of Period	$75.40	$64.29	$55.94

Total Return	19.70%	17.19%	9.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$219	$148	$14
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%[2]
Ratio of Net Investment Income to Average Net Assets	2.09%	2.06%	1.86%[2]
Portfolio Turnover Rate[3]	11%	36%	20%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Russell 1000 Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

19

Russell 1000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $112,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

20

Russell 1000 Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	893,189	—	—
Temporary Cash Investments	—	300	—
Futures Contracts—Liabilities[1]	(7)	—	—
Total	893,182	300	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	September 2013	27	2,202	(71)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $1,646,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

21

Russell 1000 Index Fund

For tax purposes, at August 31, 2013, the fund had $3,580,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $752,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $1,938,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $758,849,000. Net unrealized appreciation of investment securities for tax purposes was $134,640,000, consisting of unrealized gains of $144,898,000 on securities that had risen in value since their purchase and $10,258,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2013, the fund purchased $390,309,000 of investment securities and sold $83,006,000 of investment securities, other than temporary cash investments. Purchases and sales include $46,554,000 and $4,482,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	298,339	2,195	220,283	1,895
Issued in Lieu of Cash Distributions	8,779	66	4,065	36
Redeemed	(43,572)	(309)	(100,868)	(892)
Net Increase (Decrease) —Institutional Shares	263,546	1,952	123,480	1,039
ETF Shares
Issued	45,250	650	132,510	2,150
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(3,681)	(50)	(6,105)	(100)
Net Increase (Decrease)—ETF Shares	41,569	600	126,405	2,050

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

22

Russell 1000 Value Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VRVIX		VONV
Expense Ratio[1]	0.08%		0.15%
30-Day SEC Yield	2.39%		2.32%

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	649	648	3,631
Median Market Cap	$46.8B	$46.8B	$39.3B
Price/Earnings Ratio	16.0x	16.0x	18.7x
Price/Book Ratio	1.6x	1.6x	2.4x
Return on Equity	12.6%	12.6%	16.6%
Earnings Growth
Rate	6.9%	6.9%	11.1%
Dividend Yield	2.4%	2.4%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	26%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)

		Russell	DJ U.S.
		1000	Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	6.8%	6.8%	14.8%
Consumer Staples	5.6	5.5	7.8
Energy	15.1	15.1	9.8
Financial Services	29.2	29.2	18.8
Health Care	12.9	13.0	12.4
Materials &
Processing	2.9	2.9	4.4
Producer Durables	10.0	10.0	11.4
Technology	8.5	8.5	15.2
Utilities	9.0	9.0	5.4

Ten Largest Holdings (% of total net assets)

Exxon Mobil Corp.	Oil - Integrated	4.6%
General Electric Co.	Diversified
	Manufacturing
	Operations	2.9
Chevron Corp.	Oil - Integrated	2.8
Procter & Gamble Co.	Personal Care	2.6
Johnson & Johnson	Pharmaceuticals	2.5
Berkshire Hathaway Inc. Insurance - Multi-Line		2.4
Wells Fargo & Co.	Banks - Diversified	2.4
JPMorgan Chase & Co.	Diversified Financial
	Services	2.3
Pfizer Inc.	Pharmaceuticals	2.3
AT&T Inc.	Utilities -
	Telecommunications	2.2
Top Ten		27.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

23

Russell 1000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2013

Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013

			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment

	Russell 1000 Value Index Fund*ETF
	Shares Net Asset Value	22.90%	15.17%	$15,160
	Russell 1000 Value Index Fund*ETF
	Shares Market Price	22.82	15.17	15,158

••••••••	Russell 1000 Value Index	23.10	15.35	15,229

– – – –	Large-Cap Value Funds Average	22.08	13.70	14,597
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.15	15.74	15,381

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(12/10/2010)	Investment
Russell 1000 Value Index Fund Institutional
Shares	23.00%	13.51%	$7,060,656

Russell 1000 Value Index	23.10	13.61	7,076,819
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.15	13.04	6,980,807

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

24

Russell 1000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2013
		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Value Index Fund ETF Shares Market
Price	22.82%	51.58%
Russell 1000 Value Index Fund ETF Shares Net
Asset Value	22.90	51.60
Russell 1000 Value Index	23.10	52.29
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	12/10/2010	25.21%	13.86%
ETF Shares	9/20/2010
Market Price		25.13	15.60
Net Asset Value		25.12	15.60

25

Russell 1000 Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Walt Disney Co.	156,532	9,522	1.0%
Time Warner Inc.	104,081	6,300	0.7%
Ford Motor Co.	280,001	4,533	0.5%
Wal-Mart Stores Inc.	60,782	4,436	0.5%
Consumer Discretionary—Other †		38,706	4.1%
		63,497	6.8%
Consumer Staples
Procter & Gamble Co.	306,264	23,855	2.6%
CVS Caremark Corp.	120,970	7,022	0.7%
Mondelez International Inc. Class A	199,180	6,109	0.6%
Consumer Staples—Other †		14,632	1.6%
		51,618	5.5%
Energy
Exxon Mobil Corp.	496,901	43,310	4.6%
Chevron Corp.	216,623	26,088	2.8%
ConocoPhillips	136,552	9,053	1.0%
Occidental Petroleum Corp.	89,979	7,937	0.9%
Anadarko Petroleum Corp.	52,939	4,840	0.5%
Phillips 66	69,143	3,948	0.4%
Apache Corp.	43,721	3,746	0.4%
National Oilwell Varco Inc.	47,783	3,550	0.4%
Energy—Other †		38,000	4.1%
		140,472	15.1%
Financial Services
* Berkshire Hathaway Inc. Class B	201,054	22,361	2.4%
Wells Fargo & Co.	539,582	22,166	2.4%
JPMorgan Chase & Co.	422,338	21,341	2.3%
Bank of America Corp.	1,204,817	17,012	1.8%
Citigroup Inc.	340,010	16,433	1.8%
Goldman Sachs Group Inc.	51,179	7,786	0.8%

26

Russell 1000 Value Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
* American International Group Inc.	164,862	7,659	0.8%
US Bancorp	206,535	7,462	0.8%
MetLife Inc.	99,844	4,612	0.5%
Morgan Stanley	170,136	4,383	0.5%
PNC Financial Services Group Inc.	59,314	4,287	0.5%
Capital One Financial Corp.	65,281	4,214	0.4%
Bank of New York Mellon Corp.	129,662	3,856	0.4%
Financial Services—Other †		129,005	13.8%
		272,577	29.2%
Health Care
Johnson & Johnson	273,398	23,624	2.5%
Pfizer Inc.	747,462	21,086	2.3%
Merck & Co. Inc.	337,386	15,955	1.7%
UnitedHealth Group Inc.	113,916	8,172	0.9%
Medtronic Inc.	113,399	5,868	0.6%
Abbott Laboratories	173,901	5,796	0.6%
Eli Lilly & Co.	86,486	4,445	0.5%
Thermo Fisher Scientific Inc.	40,087	3,561	0.4%
Health Care—Other †		32,085	3.4%
		120,592	12.9%
Materials & Processing
Dow Chemical Co.	117,441	4,392	0.5%
Materials & Processing—Other †		22,919	2.4%
		27,311	2.9%
Producer Durables
General Electric Co.	1,155,602	26,741	2.9%
Caterpillar Inc.	60,141	4,964	0.5%
FedEx Corp.	35,546	3,816	0.4%
Danaher Corp.	53,447	3,502	0.4%
Producer Durables—Other †		54,477	5.8%
		93,500	10.0%
Technology
Cisco Systems Inc.	597,263	13,922	1.5%
Apple Inc.	25,486	12,413	1.4%
Intel Corp.	519,433	11,417	1.2%
Hewlett-Packard Co.	217,938	4,869	0.5%
Technology—Other †		36,365	3.9%
		78,986	8.5%
Utilities
AT&T Inc.	601,237	20,340	2.2%
Duke Energy Corp.	78,812	5,170	0.6%
Southern Co.	97,254	4,048	0.4%
NextEra Energy Inc.	47,551	3,821	0.4%
Dominion Resources Inc.	64,326	3,753	0.4%
Utilities—Other †		46,904	5.0%
		84,036	9.0%
Total Investments (Cost $811,492)		932,589	99.9%
Other Assets and Liabilities
Other Assets		8,026	0.9%
Liabilities		(6,936)	(0.8%)
		1,090	0.1%
Net Assets		933,679	100.0%

27

Russell 1000 Value Index Fund

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	810,721
Undistributed Net Investment Income	4,578
Accumulated Net Realized Losses	(2,717)
Unrealized Appreciation (Depreciation)	121,097
Net Assets	933,679

Institutional Shares—Net Assets
Applicable to 5,530,348 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	797,103
Net Asset Value Per Share—Institutional Shares	$144.13

ETF Shares—Net Assets
Applicable to 1,850,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	136,576
Net Asset Value Per Share—ETF Shares	$73.82

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
See accompanying Notes, which are an integral part of the Financial Statements.

28

Russell 1000 Value Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	20,172
Interest[1]	3
Securities Lending	10
Total Income	20,185
Expenses
The Vanguard Group—Note B
Investment Advisory Services	100
Management and Administrative—Institutional Shares	225
Management and Administrative—ETF Shares	110
Marketing and Distribution—Institutional Shares	167
Marketing and Distribution—ETF Shares	19
Custodian Fees	50
Auditing Fees	29
Shareholders’ Reports—Institutional Shares	2
Shareholders’ Reports—ETF Shares	2
Trustees’ Fees and Expenses	1
Total Expenses	705
Net Investment Income	19,480
Realized Net Gain (Loss)
Investment Securities Sold	44,558
Futures Contracts	93
Realized Net Gain (Loss)	44,651
Change in Unrealized Appreciation (Depreciation)
Investment Securities	92,597
Futures Contracts	(35)
Change in Unrealized Appreciation (Depreciation)	92,562
Net Increase (Decrease) in Net Assets Resulting from Operations	156,693
1 Interest income from an affiliated company of the fund was $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Russell 1000 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,480	9,078
Realized Net Gain (Loss)	44,651	10,755
Change in Unrealized Appreciation (Depreciation)	92,562	37,930
Net Increase (Decrease) in Net Assets Resulting from Operations	156,693	57,763
Distributions
Net Investment Income
Institutional Shares	(15,933)	(6,032)
ETF Shares	(2,071)	(761)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(18,004)	(6,793)
Capital Share Transactions
Institutional Shares	134,199	330,167
ETF Shares	73,821	15,060
Net Increase (Decrease) from Capital Share Transactions	208,020	345,227
Total Increase (Decrease)	346,709	396,197
Net Assets
Beginning of Period	586,970	190,773
End of Period[1]	933,679	586,970
1 Net Assets—End of Period includes undistributed net investment income of $4,578,000 and $3,102,000.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 1000 Value Index Fund

Financial Highlights

Institutional Shares
			Dec. 10,
	Year Ended		2010[1] to
	August 31,		August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$120.04	$104.59	$108.03
Investment Operations
Net Investment Income	3.228	2.474	1.239
Net Realized and Unrealized Gain (Loss) on Investments	24.017	15.262	(3.373)
Total from Investment Operations	27.245	17.736	(2.134)
Distributions
Dividends from Net Investment Income	(3.155)	(2.286)	(1.306)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(3.155)	(2.286)	(1.306)
Net Asset Value, End of Period	$144.13	$120.04	$104.59

Total Return	23.00%	17.23%	-2.06%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$797	$541	$164
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	2.46%	2.55%	2.30%[2]
Portfolio Turnover Rate[3]	26%	29%	39%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 1000 Value Index Fund

Financial Highlights

ETF Shares
			Sept. 20,
	Year Ended		2010[1] to
	August 31,		August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$61.49	$53.57	$51.46
Investment Operations
Net Investment Income	1.610	1.228	.876
Net Realized and Unrealized Gain (Loss) on Investments	12.290	7.833	1.886
Total from Investment Operations	13.900	9.061	2.762
Distributions
Dividends from Net Investment Income	(1.570)	(1.141)	(.652)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.570)	(1.141)	(.652)
Net Asset Value, End of Period	$73.82	$61.49	$53.57

Total Return	22.90%	17.17%	5.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$137	$46	$27
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.39%	2.48%	2.23%[2]
Portfolio Turnover Rate[3]	26%	29%	39%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Russell 1000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund had no open futures contracts at August 31, 2013.

33

Russell 1000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $122,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

34

Russell 1000 Value Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At August 31, 2013, 100% of the market value of the fund’s investments was determined based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $44,825,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $4,720,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $605,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $1,192,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $813,035,000. Net unrealized appreciation of investment securities for tax purposes was $119,554,000, consisting of unrealized gains of $132,484,000 on securities that had risen in value since their purchase and $12,930,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $550,890,000 of investment securities and sold $341,942,000 of investment securities, other than temporary cash investments. Purchases and sales include $211,166,000 and $137,939,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

35

Russell 1000 Value Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	274,140	2,054	386,895	3,435
Issued in Lieu of Cash Distributions	15,713	120	5,816	53
Redeemed	(155,654)	(1,149)	(62,544)	(550)
Net Increase (Decrease) —Institutional Shares	134,199	1,025	330,167	2,938
ETF Shares
Issued	211,506	2,950	70,502	1,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(137,685)	(1,850)	(55,442)	(950)
Net Increase (Decrease) —ETF Shares	73,821	1,100	15,060	250

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

36

Russell 1000 Growth Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VRGWX		VONG
Expense Ratio[1]	0.08%		0.15%
30-Day SEC Yield	1.63%		1.56%

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		1000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	612	611	3,631
Median Market Cap	$49.3B	$49.3B	$39.3B
Price/Earnings Ratio	21.1x	21.0x	18.7x
Price/Book Ratio	4.6x	4.6x	2.4x
Return on Equity	23.0%	22.7%	16.6%
Earnings Growth
Rate	15.1%	15.1%	11.1%
Dividend Yield	1.7%	1.7%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	29%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)

		Russell	DJ U.S.
		1000	Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	22.6%	22.5%	14.8%
Consumer Staples	10.8	10.8	7.8
Energy	4.8	4.8	9.8
Financial Services	8.0	8.0	18.8
Health Care	11.9	11.9	12.4
Materials &
Processing	5.3	5.3	4.4
Producer Durables	12.3	12.3	11.4
Technology	22.3	22.4	15.2
Utilities	2.0	2.0	5.4

Ten Largest Holdings (% of total net assets)

Apple Inc.	Computer
	Technology	4.1%
Microsoft Corp.	Computer Services
	Software & Systems	3.3
Google Inc.	Computer Services
	Software & Systems	2.7
International Business	Computer
Machines Corp.	Technology	2.2
Coca-Cola Co.	Beverage - Soft
	Drinks	1.7
Philip Morris
International Inc.	Tobacco	1.6
Verizon Communications Utilities -
Inc.	Telecommunications	1.6
PepsiCo Inc.	Beverage - Soft
	Drinks	1.5
QUALCOMM Inc.	Communications
	Technology	1.4
Oracle Corp.	Computer Services
	Software & Systems	1.3
Top Ten		21.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

37

Russell 1000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013

			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment

	Russell 1000 Growth Index
	Fund*ETF Shares Net Asset Value	16.27%	15.67%	$15,353
	Russell 1000 Growth Index
	Fund*ETF Shares Market Price	16.88	15.67	15,354

••••••••	Russell 1000 Growth Index	16.43	15.87	15,432

– – – –	Large-Cap Growth Funds Average	16.24	13.58	14,550
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.15	15.74	15,381

Large-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(12/6/2010)	Investment
Russell 1000 Growth Index Fund Institutional
Shares	16.35%	12.82%	$6,952,850

Russell 1000 Growth Index	16.43	12.93	6,972,205
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.15	13.56	7,079,658

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

38

Russell 1000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2013

		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Growth Index Fund ETF Shares
Market Price	16.88%	53.54%
Russell 1000 Growth Index Fund ETF Shares Net
Asset Value	16.27	53.53
Russell 1000 Growth Index	16.43	54.32

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	12/6/2010	16.99%	12.21%
ETF Shares	9/20/2010
Market Price		16.95	15.28
Net Asset Value		16.92	15.28

39

Russell 1000 Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Home Depot Inc.	196,880	14,666	1.3%
* Amazon.com Inc.	49,552	13,923	1.2%
Comcast Corp. Class A	326,733	13,752	1.2%
McDonald’s Corp.	135,012	12,740	1.1%
Wal-Mart Stores Inc.	143,748	10,491	0.9%
* eBay Inc.	174,766	8,737	0.8%
Starbucks Corp.	101,095	7,129	0.6%
Lowe’s Cos. Inc.	146,917	6,732	0.6%
Costco Wholesale Corp.	58,917	6,591	0.6%
* priceline.com Inc.	6,965	6,537	0.6%
* Twenty-First Century Fox Inc.	197,648	6,192	0.5%
NIKE Inc. Class B	95,556	6,003	0.5%
Viacom Inc. Class B	65,421	5,205	0.5%
TJX Cos. Inc.	97,189	5,124	0.5%
Consumer Discretionary—Other †		133,210	11.7%
		257,032	22.6%
Consumer Staples
Coca-Cola Co.	515,476	19,681	1.7%
Philip Morris International Inc.	220,434	18,393	1.6%
PepsiCo Inc.	208,346	16,611	1.5%
Altria Group Inc.	270,550	9,166	0.8%
Colgate-Palmolive Co.	125,903	7,273	0.6%
Consumer Staples—Other †		52,126	4.6%
		123,250	10.8%
Energy
Schlumberger Ltd.	179,134	14,499	1.3%
Halliburton Co.	125,631	6,030	0.5%
EOG Resources Inc.	34,332	5,392	0.5%
Energy—Other †		28,967	2.5%
		54,888	4.8%

40

Russell 1000 Growth Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Financial Services
Visa Inc. Class A	70,327	12,266	1.1%
Mastercard Inc. Class A	15,743	9,542	0.8%
American Express Co.	127,470	9,166	0.8%
Financial Services—Other †		60,400	5.3%
		91,374	8.0%
Health Care
* Gilead Sciences Inc.	205,571	12,390	1.1%
Amgen Inc.	101,004	11,003	1.0%
AbbVie Inc.	213,234	9,086	0.8%
Bristol-Myers Squibb Co.	191,022	7,964	0.7%
* Celgene Corp.	56,331	7,885	0.7%
* Biogen Idec Inc.	32,043	6,826	0.6%
* Express Scripts Holding Co.	96,476	6,163	0.5%
Health Care—Other †		74,304	6.5%
		135,621	11.9%
Materials & Processing
Monsanto Co.	72,117	7,059	0.6%
EI du Pont de Nemours & Co.	124,202	7,032	0.6%
Materials & Processing—Other †		46,277	4.1%
		60,368	5.3%
Producer Durables
United Technologies Corp.	116,014	11,613	1.0%
Boeing Co.	102,211	10,622	0.9%
Union Pacific Corp.	62,871	9,653	0.9%
3M Co.	78,583	8,925	0.8%
Honeywell International Inc.	106,234	8,453	0.7%
United Parcel Service Inc. Class B	97,483	8,343	0.7%
Accenture plc Class A	86,719	6,265	0.6%
Producer Durables—Other †		76,260	6.7%
		140,134	12.3%
Technology
Apple Inc.	95,766	46,643	4.1%
Microsoft Corp.	1,125,580	37,594	3.3%
* Google Inc. Class A	36,343	30,779	2.7%
International Business Machines Corp.	140,222	25,558	2.2%
QUALCOMM Inc.	232,826	15,432	1.4%
Oracle Corp.	478,525	15,246	1.3%
* Facebook Inc. Class A	229,354	9,468	0.8%
Texas Instruments Inc.	149,606	5,715	0.5%
Technology—Other †		68,236	6.0%
		254,671	22.3%
Utilities
Verizon Communications Inc.	385,612	18,270	1.6%
Utilities—Other †		4,125	0.4%
		22,395	2.0%
Total Common Stocks (Cost $956,852)		1,139,733	100.0%[1]

41

Russell 1000 Growth Index Fund

	Market	Percentage
	Value	of Net
	($000)	Assets
Temporary Cash Investment
2U.S. Government and Agency Obligations† (Cost $100)	100	0.0%[1]
Total Investments (Cost $956,952)	1,139,833	100.0%
Other Assets and Liabilities
Other Assets	5,273	0.4%
Liabilities	(4,937)	(0.4%)
	336	0.0%
Net Assets	1,140,169	100.0%

At August 31, 2013, net assets consisted of:
		Amount
		($000)
Paid-in Capital		980,540
Undistributed Net Investment Income		3,422
Accumulated Net Realized Losses		(26,681)
Unrealized Appreciation (Depreciation)
Investment Securities		182,881
Futures Contracts		7
Net Assets		1,140,169

Institutional Shares—Net Assets
Applicable to 6,698,133 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		991,769
Net Asset Value Per Share—Institutional Shares		$148.07

ETF Shares—Net Assets
Applicable to 1,926,711 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		148,400
Net Asset Value Per Share—ETF Shares		$77.02

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

42

Russell 1000 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	17,253
Interest[1]	5
Securities Lending	40
Total Income	17,298
Expenses
The Vanguard Group—Note B
Investment Advisory Services	112
Management and Administrative—Institutional Shares	299
Management and Administrative—ETF Shares	120
Marketing and Distribution—Institutional Shares	187
Marketing and Distribution—ETF Shares	27
Custodian Fees	38
Auditing Fees	29
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	4
Trustees’ Fees and Expenses	1
Total Expenses	817
Net Investment Income	16,481
Realized Net Gain (Loss)
Investment Securities Sold	6,405
Futures Contracts	124
Realized Net Gain (Loss)	6,529
Change in Unrealized Appreciation (Depreciation)
Investment Securities	117,293
Futures Contracts	(59)
Change in Unrealized Appreciation (Depreciation)	117,234
Net Increase (Decrease) in Net Assets Resulting from Operations	140,244
1 Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Russell 1000 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,481	7,214
Realized Net Gain (Loss)	6,529	(6,304)
Change in Unrealized Appreciation (Depreciation)	117,234	76,908
Net Increase (Decrease) in Net Assets Resulting from Operations	140,244	77,818
Distributions
Net Investment Income
Institutional Shares	(13,426)	(4,645)
ETF Shares	(1,906)	(835)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(15,332)	(5,480)
Capital Share Transactions
Institutional Shares	306,975	357,685
ETF Shares	56,213	15,690
Net Increase (Decrease) from Capital Share Transactions	363,188	373,375
Total Increase (Decrease)	488,100	445,713
Net Assets
Beginning of Period	652,069	206,356
End of Period[1]	1,140,169	652,069
1 Net Assets—End of Period includes undistributed net investment income of $3,422,000 and $2,273,000.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Russell 1000 Growth Index Fund

Financial Highlights

Institutional Shares
			Dec. 6,
	Year Ended		2010[1] to
	August 31,		August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$129.59	$112.09	$110.81
Investment Operations
Net Investment Income	2.446	1.812	.879
Net Realized and Unrealized Gain (Loss) on Investments	18.488	17.342	1.278
Total from Investment Operations	20.934	19.154	2.157
Distributions
Dividends from Net Investment Income	(2.454)	(1.654)	(.877)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(2.454)	(1.654)	(.877)
Net Asset Value, End of Period	$148.07	$129.59	$112.09

Total Return	16.35%	17.26%	1.92%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$992	$576	$154
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	1.80%	1.66%	1.54%[2]
Portfolio Turnover Rate[3]	29%	25%	30%

1	Inception.
2	Annualized.
3	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Russell 1000 Growth Index Fund

Financial Highlights

ETF Shares
			Sept. 20,
	Year Ended		2010[1] to
	August 31,		August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$67.41	$58.31	$52.12
Investment Operations
Net Investment Income	1.226	.900	.579
Net Realized and Unrealized Gain (Loss) on Investments	9.611	9.023	6.044
Total from Investment Operations	10.837	9.923	6.623
Distributions
Dividends from Net Investment Income	(1.227)	(.823)	(.433)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.227)	(.823)	(.433)
Net Asset Value, End of Period	$77.02	$67.41	$58.31

Total Return	16.27%	17.18%	12.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$148	$76	$52
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.73%	1.59%	1.47%[2]
Portfolio Turnover Rate[3]	29%	25%	30%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Russell 1000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 1000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

47

Russell 1000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $139,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

48

Russell 1000 Growth Index Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,139,733	—	—
Temporary Cash Investments	—	100	—
Futures Contracts—Liabilities[1]	(1)	—	—
Total	1,139,732	100	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	September 2013	1	408	7

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $18,367,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $3,559,000 of ordinary income available for distribution. The fund had available capital losses totaling $25,555,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $958,072,000. Net unrealized appreciation of investment securities for tax purposes was $181,761,000, consisting of unrealized gains of $189,176,000 on securities that had risen in value since their purchase and $7,415,000 in unrealized losses on securities that had fallen in value since their purchase.

49

Russell 1000 Growth Index Fund

F. During the year ended August 31, 2013, the fund purchased $695,453,000 of investment securities and sold $330,143,000 of investment securities, other than temporary cash investments. Purchases and sales include $168,144,000 and $68,681,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	461,871	3,371	414,139	3,534
Issued in Lieu of Cash Distributions	13,026	96	4,481	38
Redeemed	(167,922)	(1,215)	(60,935)	(499)
Net Increase (Decrease) —Institutional Shares	306,975	2,252	357,685	3,073
ETF Shares
Issued	125,778	1,750	57,142	877
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(69,565)	(950)	(41,452)	(650)
Net Increase (Decrease) —ETF Shares	56,213	800	15,690	227

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

50

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund:

In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 16, 2013

51

Special 2013 tax information (unaudited) for Vanguard Russell 1000 Index Funds
This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.
The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Index Fund	($000)
Russell 1000 Index	13,436
Russell 1000 Value Index	17,526
Russell 1000 Growth Index	15,332

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage
Russell 1000 Index	95.5%
Russell 1000 Value Index	92.2
Russell 1000 Growth Index	99.1

52

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 1000 Index Funds
Periods Ended August 31, 2013
		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Index Fund ETF Shares
Returns Before Taxes	19.70%	15.52%
Returns After Taxes on Distributions	19.24	15.20
Returns After Taxes on Distributions and Sale of Fund Shares	11.66	12.25

		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Value Index Fund ETF Shares
Returns Before Taxes	22.90%	15.17%
Returns After Taxes on Distributions	22.36	14.82
Returns After Taxes on Distributions and Sale of Fund Shares	13.56	11.97

		Since
	One	Inception
	Year	(9/20/2010)
Russell 1000 Growth Index Fund ETF Shares
Returns Before Taxes	16.27%	15.67%
Returns After Taxes on Distributions	15.89	15.42
Returns After Taxes on Distributions and Sale of Fund Shares	9.64	12.36

53

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

54

Six Months Ended August 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2013	8/31/2013	Period
Based on Actual Fund Return
Russell 1000 Index Fund
Institutional Shares	$1,000.00	$1,091.78	$0.42
ETF Shares	1,000.00	1,091.67	0.63
Russell 1000 Value Index Fund
Institutional Shares	$1,000.00	$1,087.51	$0.42
ETF Shares	1,000.00	1,087.14	0.79
Russell 1000 Growth Index Fund
Institutional Shares	$1,000.00	$1,095.54	$0.42
ETF Shares	1,000.00	1,095.12	0.79
Based on Hypothetical 5% Yearly Return
Russell 1000 Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.60	0.61
Russell 1000 Value Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.45	0.77
Russell 1000 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.45	0.77

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 1000 Index Fund, 0.08% for Institutional Shares and 0.12% for ETF Shares; for the Russell 1000 Value Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; and for the Russell 1000 Growth Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

55

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Russell 1000 Index Fund, Russell 1000 Value Index Fund, and Russell 1000 Growth Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interest of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

56

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

57

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

58

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Chairman of the Board of
(chemicals); Director of Tyco International, Ltd.	Hillenbrand, Inc. (specialized consumer services) and
(diversified manufacturing and services), Hewlett-	of Oxfam America; Director of SKF AB (industrial
Packard Co. (electronic computer manufacturing),

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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Direct Investor Account Services > 800-662-2739	trademarks of Russell Investments and have been
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advisability of investing in the products.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18480 102013

Annual Report | August 31, 2013

Vanguard Russell 2000 Index Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Russell 2000 Index Fund.	9
Russell 2000 Value Index Fund.	23
Russell 2000 Growth Index Fund.	37
Your Fund’s After-Tax Returns.	53
About Your Fund’s Expenses.	54
Trustees Approve Advisory Arrangement.	56
Glossary.	57

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013

Total
Returns
Vanguard Russell 2000 Index Fund
Institutional Shares	26.33%
ETF Shares
Market Price	26.19
Net Asset Value	26.23
Russell 2000 Index	26.27
Small-Cap Core Funds Average	25.00
Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Russell 2000 Value Index Fund
Institutional Shares	24.29%
ETF Shares
Market Price	24.61
Net Asset Value	24.14
Russell 2000 Value Index	24.38
Small-Cap Value Funds Average	26.46
Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Russell 2000 Growth Index Fund
Institutional Shares	28.23%
ETF Shares
Market Price	28.03
Net Asset Value	28.07
Russell 2000 Growth Index	28.14
Small-Cap Growth Funds Average	25.95
Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. No. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

Sluggish but sustained growth in the U.S. economy was enough to lift investor sentiment and push the broad stock market significantly higher during the fiscal year ended August 31, 2013. Small-capitalization stocks led the surge, outperforming their larger-cap counterparts.

Growth stocks garnered investor favor, with the Russell 2000 Growth Index Fund advancing 28.07%. (The returns cited in this letter are for ETF Shares based on net asset value.) The Russell 2000 Value Index Fund returned 24.14%; the Russell 2000 Index Fund, which includes growth and value stocks, took the middle ground, returning 26.23%.

Each fund met its investment objective of closely tracking its target index. The Russell 2000 Index Fund and the Russell 2000 Growth Index Fund each ended up with a return that was higher than the average return of its peer group; the Russell 2000 Value Index Fund did not.

If you hold fund shares in a taxable account, you may wish to review the information on after-tax returns that appears later in this report.

Stocks posted robust results despite setbacks at the finish
U.S. stocks advanced about 20% in the 12 months ended August 31 despite slipping in June and August. Through most of the

2

fiscal year, stocks rallied as the economy continued to show modest growth and investors appeared more receptive to risk.

Much of the market’s recent weakness was linked to concerns that the Federal Reserve would begin scaling back its stimulative bond-buying program. Heightened strife in the Middle East also contributed to anxiety in the global markets.

International stocks in aggregate finished with a return of about 13%. Developed markets in the Pacific region and Europe posted results closer to those of the United States. Returns for emerging-market stocks were virtually flat as growth slowed in China and Brazil.

Although global economic worries and tensions over conflicts abroad have unsettled markets, Jonathan Lemco, a senior sovereign-debt analyst in the Vanguard Taxable Credit Research Group, pointed out that investors can still manage risks amid international instability. “Vanguard believes a diversified portfolio is the best way to spread the risk of geopolitical uncertainty,” he said.

Bond returns turned negative amid worry about the Fed’s plans
Bonds, which maintained slightly positive returns overall through the first eight months of the period, reversed course in May and then continued to retreat as investors anticipated reductions in the Fed’s bond-buying program.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	18.74%	7.59%
Russell 2000 Index (Small-caps)	26.27	20.50	7.98
Russell 3000 Index (Broad U.S. market)	20.32	18.87	7.63
MSCI All Country World Index ex USA (International)	12.98	6.93	1.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-2.47%	2.58%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.70	2.45	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.17

CPI
Consumer Price Index	1.52%	2.32%	1.32%

3

The broad U.S. taxable bond market returned –2.47% for the 12 months. The yield of the 10-year Treasury note finished at 2.76%, up from 1.56% at the end of August 2012. (Bond yields and prices move in opposite directions.) Municipal bonds suffered more, returning –3.70% for the fiscal year.

Returns for money markets and savings accounts were minuscule as the Fed kept its target for short-term interest rates at 0%–0.25%.

A rising tide lifted almost all stocks

Notwithstanding a few months when the market lost ground because of concerns about the so-called fiscal cliff and a possible tapering of the Fed’s bond-buying, stocks ended the 12 months substantially higher as the overall economic outlook brightened. All nine sectors that make up the Russell 2000 Index posted double-digit returns.

Consumer confidence improved over the period as the housing market continued to recover and the unemployment rate ticked down. The consumer discretionary and producer durables sectors benefited from this trend, returning between roughly 30% and 40% for all three funds; among the stocks that rose the most were retailers, restaurants, and airlines. Given that each fund had more than 10% of its assets in each of these two strongly performing sectors at the end of the period, the boost to performance was significant.

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Russell 2000 Index Fund	0.14%	0.21%	1.34%
Russell 2000 Value Index Fund	0.20	0.32	1.40
Russell 2000 Growth Index Fund	0.08	0.20	1.47

The fund expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the funds’ expense ratios were: for the Russell 2000 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the Russell 2000 Value Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares; for the Russell 2000 Growth Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

Peer groups: For the Russell 2000 Index Fund, Small-Cap Core Funds; for the Russell 2000 Value Index Fund, Small-Cap Value Funds; and for the Russell 2000 Growth Fund, Small-Cap Growth Funds.

4

Investment insight

Growth stocks versus value stocks: A case for both
Growth and value stocks typically take turns outperforming each other. The chart here shows how they have switched off during the past 20 years in leading or lagging a broader market average.

These two styles of investing are typically considered complementary—when growth is performing well, value typically isn’t, and vice versa. Generally speaking, growth stocks represent companies that are expected to expand their businesses at a rapid pace, while value stocks typically represent more established, slower-growing companies.

Which does better in the long run? Neither. Vanguard research has shown that there is no significant long-term difference in the risk/reward characteristics of growth and value stocks. But, because their performance can vary considerably over shorter time periods, a truly diversified portfolio should have exposure to both.

Rolling 12-month return differences, 1993–2012

5

To a large extent, the growth fund’s return was driven by holdings in health care, which accounted for about one-fifth of the fund’s assets at the close of the fiscal year. Pharmaceutical and biotechnology stocks performed particularly well; stronger drug pipelines helped offset concerns about the impact of expiring patents, and merger and acquisition activity picked up. The technology sector—especially software, telecom, and electronics—also boosted the fund’s return.

The value fund, by contrast, had more than one-third of its assets in the financial services sector as of August 31. Investor sentiment toward financial firms, and banks in particular, continued to improve amid strong corporate earnings, healthier balance sheets, and increasing lending activity. The sector’s overall return of 20%, however, was among the weakest of the sector returns in the index.

The materials & processing sector turned in a subpar performance for all three funds. While building materials were a bright spot because of the upswing in housing construction and renovation, the prices of many basic materials stocks were affected by the prospect of lower global demand.

Short but strong track records for all three Russell 2000 funds
The Russell 2000 Index Funds’ ETF Shares were launched on September 20, 2010. Since then, they have posted average annual returns of more than 14% to about 18%.

Timing was admittedly on their side; these funds started operations shortly after the stock market began to rebound from the steep price declines of 2008–2009. Although that timing contributed to the funds’ impressive absolute returns, credit for capturing so much of the performance of their target indexes is due to the deep experience and sophisticated portfolio tracking techniques of the funds’ advisor, Vanguard Equity Investment Group, as well as its ability to keep costs low.

In challenging markets, index funds can be a solid portfolio foundation
As you know, index funds seek to capture the return of the market they track, minus only their operating expenses. The funds do so by investing in an entire market or category within it, or by relying on a sophisticated market sampling technique.

In actively managed funds, by contrast, advisors troll the markets and reel in selected stocks or bonds that their analysis suggests will allow them to outperform their benchmarks. As we show in The Case for Index-Fund Investing, a paper available at vanguard.com/research, there’s typically a big gap between hope and reality: Consistent outperformance by any one active manager has been rare.

I use the word “typically” because we believe that some actively managed funds, including Vanguard’s, can increase the odds of outperforming benchmarks over the long term. As demonstrated in a companion paper, The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? (also

6

available at vanguard.com/research), the most reliable quantitative indicator of future manager success is low expenses—a Vanguard hallmark. And, as the paper’s title implies, finding talented advisors is a key aspect of active investing. We believe we have the process in place to identify the best.

Even so, investors in actively managed funds should expect, and be comfortable with, the extended periods of under-performance that actively managed funds can undergo. The challenges of active investing, conversely, point to the potential benefits of indexing. Well-run index funds can offer you virtually the market return, year in and year out. In a portfolio that is diversified within asset classes, and balanced among them, low-cost index funds can be the bedrock of a sound investment plan.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 18, 2013

A note on expense ratios
The Expense Ratios table in each shareholder report’s Chairman’s Letter displays fund expense ratios from the most recent prospectus. These figures include the funds’ actual operating expenses. For some funds, the figures also include
“acquired fund fees and expenses,” which result from the funds’ holdings in business development companies (BDCs).

Although the Securities and Exchange Commission requires that BDC costs be included in a fund’s expense ratio, these fees are not incurred by the fund. They have no impact on a fund’s total return or on its tracking error relative to an index.
A footnote to the Expense Ratios table reports the fund’s actual expenses for the fiscal year, a more relevant tally of the operating costs incurred by shareholders.

7

Your Fund’s Performance at a Glance
August 31, 2012, Through August 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Russell 2000 Index Fund
Institutional Shares	$123.77	$153.88	$2.054	$0.000
ETF Shares	64.74	80.46	1.045	0.000
Vanguard Russell 2000 Value Index Fund
Institutional Shares	$122.12	$148.87	$2.498	$0.000
ETF Shares	61.97	75.48	1.238	0.000
Vanguard Russell 2000 Growth Index Fund
Institutional Shares	$128.23	$162.99	$1.156	$0.000
ETF Shares	67.37	85.58	0.562	0.000

8

Russell 2000 Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VRTIX		VTWO
Expense Ratio[1]	0.14%		0.21%
30-Day SEC Yield	1.27%		1.20%

Portfolio Characteristics
			DJ U.S.
			Total
		Russell	Market
		2000	FA
	Fund	Index	Index
Number of Stocks	1,991	1,968	3,631
Median Market Cap	$1.4B	$1.4B	$39.3B
Price/Earnings Ratio	29.5x	29.3x	18.7x
Price/Book Ratio	2.1x	2.1x	2.4x
Return on Equity	7.5%	7.5%	16.6%
Earnings Growth
Rate	10.6%	10.5%	11.1%
Dividend Yield	1.4%	1.4%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	32%	—	—
Short-Term Reserves	0.2%	—	—

Sector Diversification (% of equity exposure)

			DJ U.S.
		Russell	Total
		2000	Market
	Fund	Index	FA Index
Consumer
Discretionary	14.7%	14.7%	14.8%
Consumer Staples	3.5	3.5	7.8
Energy	5.4	5.4	9.8
Financial Services	23.6	23.6	18.8
Health Care	13.0	13.0	12.4
Materials &
Processing	7.1	7.1	4.4
Other	0.1	0.0	0.0
Producer Durables	14.0	14.0	11.4
Technology	14.5	14.6	15.2
Utilities	4.1	4.1	5.4

Ten Largest Holdings (% of total net assets)
CoStar Group Inc.	Back Office Support
	HR & Consulting	0.3%
CommVault Systems	Computer Services
Inc.	Software & Systems	0.3
Ultimate Software Group Computer Services
Inc.	Software & Systems	0.3
athenahealth Inc.	Health Care Services	0.3
Acuity Brands Inc.	Building Materials	0.3
Prosperity Bancshares
Inc.	Banks - Diversified	0.2
FirstMerit Corp.	Banks - Diversified	0.2
Middleby Corp.	Machinery - Industrial	0.2
Questcor
Pharmaceuticals Inc.	Pharmaceuticals	0.2
Chart Industries Inc.	Machinery - Industrial	0.2
Top Ten		2.5%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

9

Russell 2000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2013
Initial Investment of $10,000

Small-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(12/22/2010)	Investment

Russell 2000 Index Fund Institutional Shares	26.33%	11.11%	$6,637,772

Russell 2000 Index	26.27	11.10	6,636,143
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.15	12.53	6,869,104

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

10

Russell 2000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2013
		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Index Fund ETF Shares Market Price	26.19%	56.81%
Russell 2000 Index Fund ETF Shares Net Asset
Value	26.23	56.81
Russell 2000 Index	26.27	57.11

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	12/22/2010	24.24%	10.33%
ETF Shares	9/20/2010
Market Price		23.73	15.98
Net Asset Value		24.16	16.11

11

Russell 2000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Brunswick Corp.	33,205	1,207	0.2%
Sotheby’s	25,102	1,157	0.2%
Dana Holding Corp.	53,902	1,130	0.2%
* Fifth & Pacific Cos. Inc.	44,099	1,051	0.2%
Wolverine World Wide Inc.	18,412	1,036	0.2%
* Tenneco Inc.	22,298	1,029	0.2%
* Lumber Liquidators Holdings Inc.	10,083	1,002	0.2%
Consumer Discretionary—Other †		70,871	13.2%
		78,483	14.6%
Consumer Staples
* Hain Celestial Group Inc.	14,120	1,155	0.2%
* United Natural Foods Inc.	18,130	1,099	0.2%
Consumer Staples—Other †		16,461	3.1%
		18,715	3.5%
Energy
* Rosetta Resources Inc.	22,459	1,045	0.2%
* Kodiak Oil & Gas Corp.	97,821	977	0.2%
* Helix Energy Solutions Group Inc.	38,970	975	0.2%
Energy—Other †		25,836	4.8%
		28,833	5.4%
Financial Services
Prosperity Bancshares Inc.	22,159	1,325	0.3%
FirstMerit Corp.	60,930	1,289	0.2%
* WEX Inc.	14,242	1,140	0.2%
Highwoods Properties Inc.	32,982	1,114	0.2%
CNO Financial Group Inc.	81,556	1,108	0.2%
Prospect Capital Corp.	95,370	1,056	0.2%
RLJ Lodging Trust	45,467	1,045	0.2%
Hancock Holding Co.	31,206	1,003	0.2%

12

Russell 2000 Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
* Portfolio Recovery Associates Inc.	18,704	992	0.2%
Financial Engines Inc.	18,038	964	0.2%
Financial Services—Other †		115,721	21.6%
		126,757	23.7%
Health Care
* athenahealth Inc.	13,487	1,423	0.3%
Questcor Pharmaceuticals Inc.	19,075	1,272	0.2%
* Align Technology Inc.	26,811	1,168	0.2%
* Centene Corp.	19,949	1,140	0.2%
* Alnylam Pharmaceuticals Inc.	21,334	1,105	0.2%
* Isis Pharmaceuticals Inc.	41,229	1,065	0.2%
* WellCare Health Plans Inc.	15,993	1,018	0.2%
* HealthSouth Corp.	32,065	1,009	0.2%
* Team Health Holdings Inc.	25,252	970	0.2%
* PAREXEL International Corp.	20,899	970	0.2%
Health Care—Other †		58,405	10.9%
		69,545	13.0%
Materials & Processing
Acuity Brands Inc.	15,748	1,346	0.2%
Axiall Corp.	25,588	1,024	0.2%
PolyOne Corp.	36,530	987	0.2%
CLARCOR Inc.	18,271	979	0.2%
Materials & Processing—Other †		33,751	6.3%
		38,087	7.1%

Other †		325	0.1%

Producer Durables
* CoStar Group Inc.	10,477	1,556	0.3%
* Middleby Corp.	6,899	1,283	0.2%
* Chart Industries Inc.	11,129	1,271	0.2%
HEICO Corp.	19,465	1,217	0.2%
* US Airways Group Inc.	70,590	1,141	0.2%
* Teledyne Technologies Inc.	13,698	1,057	0.2%
Woodward Inc.	25,278	975	0.2%
Producer Durables—Other †		66,147	12.4%
		74,647	13.9%
Technology
* CommVault Systems Inc.	17,062	1,430	0.3%
* Ultimate Software Group Inc.	10,148	1,423	0.3%
FEI Co.	15,325	1,200	0.2%
* Aspen Technology Inc.	34,373	1,149	0.2%
* PTC Inc.	43,911	1,145	0.2%
* QLIK Technologies Inc.	31,999	1,049	0.2%
Technology—Other †		70,331	13.1%
		77,727	14.5%
Utilities
Cleco Corp.	22,221	1,003	0.2%
Utilities—Other †		20,866	3.9%
		21,869	4.1%
Total Common Stocks (Cost $448,961)		534,988	99.9%[1]

13

Russell 2000 Index Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.122%	2,724,764	2,725	0.5%

4U.S. Government and Agency Obligations †			300	0.1%
Total Temporary Cash Investments (Cost $3,025)			3,025	0.6%[1]
[5]Total Investments (Cost $451,986)			538,013	100.5%
Other Assets and Liabilities
Other Assets			4,386	0.8%
Liabilities[3]			(6,905)	(1.3%)
			(2,519)	(0.5%)
Net Assets			535,494	100.0%

At August 31, 2013, net assets consisted of:
				Amount
				($000)
Paid-in Capital				450,586
Undistributed Net Investment Income				3,608
Accumulated Net Realized Losses				(4,712)
Unrealized Appreciation (Depreciation)
Investment Securities				86,027
Futures Contracts				(15)
Net Assets				535,494

Institutional Shares—Net Assets
Applicable to 1,806,720 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				278,022
Net Asset Value Per Share—Institutional Shares				$153.88

ETF Shares—Net Assets
Applicable to 3,200,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				257,472
Net Asset Value Per Share—ETF Shares				$80.46

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100% and 0.5%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,570,000 of collateral received for securities on loan.
4 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $1,467,000.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 2000 Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	7,824
Interest[1]	5
Securities Lending	300
Total Income	8,129
Expenses
The Vanguard Group—Note B
Investment Advisory Services	51
Management and Administrative—Institutional Shares	3
Management and Administrative—ETF Shares	139
Marketing and Distribution—Institutional Shares	57
Marketing and Distribution—ETF Shares	46
Custodian Fees	163
Auditing Fees	23
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	8
Total Expenses	490
Net Investment Income	7,639
Realized Net Gain (Loss)
Investment Securities Sold	15,381
Futures Contracts	726
Realized Net Gain (Loss)	16,107
Change in Unrealized Appreciation (Depreciation)
Investment Securities	76,448
Futures Contracts	(25)
Change in Unrealized Appreciation (Depreciation)	76,423
Net Increase (Decrease) in Net Assets Resulting from Operations	100,169
1 Interest income from an affiliated company of the fund was $4,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 2000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,639	2,934
Realized Net Gain (Loss)	16,107	(982)
Change in Unrealized Appreciation (Depreciation)	76,423	18,923
Net Increase (Decrease) in Net Assets Resulting from Operations	100,169	20,875
Distributions
Net Investment Income
Institutional Shares	(3,588)	(895)
ETF Shares	(2,717)	(484)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(6,305)	(1,379)
Capital Share Transactions
Institutional Shares	24,759	112,757
ETF Shares	66,096	111,403
Net Increase (Decrease) from Capital Share Transactions	90,855	224,160
Total Increase (Decrease)	184,719	243,656
Net Assets
Beginning of Period	350,775	107,119
End of Period[1]	535,494	350,775
1 Net Assets—End of Period includes undistributed net investment income of $3,608,000 and $2,245,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 2000 Index Fund

Financial Highlights

Institutional Shares
			Dec. 22,
	Year Ended		2010[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$123.77	$110.21	$119.33
Investment Operations
Net Investment Income	2.306	1.733 [2]	.652
Net Realized and Unrealized Gain (Loss) on Investments	29.858	12.899	(9.340)
Total from Investment Operations	32.164	14.632	(8.688)
Distributions
Dividends from Net Investment Income	(2.054)	(1.072)	(. 432)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(2.054)	(1.072)	(. 432)
Net Asset Value, End of Period	$153.88	$123.77	$110.21

Total Return	26.33%	13.37%	-7.31%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$278	$202	$78
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	1.78%	1.52%	1.21%[3]
Portfolio Turnover Rate [4]	32%	35%	34%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Russell 2000 Index Fund

Financial Highlights

ETF Shares
			Sept. 20,
	Year Ended		2010[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$64.74	$57.66	$52.78
Investment Operations
Net Investment Income	1.161	. 869[2]	.575
Net Realized and Unrealized Gain (Loss) on Investments	15.604	6.749	4.531
Total from Investment Operations	16.765	7.618	5.106
Distributions
Dividends from Net Investment Income	(1.045)	(. 538)	(.226)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.045)	(. 538)	(.226)
Net Asset Value, End of Period	$80.46	$64.74	$57.66

Total Return	26.23%	13.30%	9.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$257	$149	$29
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	1.71%	1.45%	1.14%[3]
Portfolio Turnover Rate [4]	32%	35%	34%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Russell 2000 Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

19

Russell 2000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of their respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $65,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

20

Russell 2000 Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies sed to value securities are not necessarily an indication of the risk associated with investing in hose securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest ates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	534,986	—	2
Temporary Cash Investments	2,725	300	—
Futures Contracts—Assets[1]	14	—	—
Futures Contracts—Liabilities[1]	(35)	—	—
Total	537,690	300	2
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2013	4	404	(15)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended August 31, 2013, the fund realized gains on the sale of passive foreign investment companies of $29,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from

21

Russell 2000 Index Fund

accumulated net realized losses to undistributed net investment income. Passive foreign investment companies held at August 31, 2013, had unrealized appreciation of $155,000, of which $22,000 has been distributed and is reflected in the balance of undistributed net investment income.

During the year ended August 31, 2013, the fund realized $15,482,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $3,828,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $1,509,000 to offset taxable capital gains realized during the year ended August 31, 2013. The fund had available capital losses totaling $3,740,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $453,128,000. Net unrealized appreciation of investment securities for tax purposes was $84,885,000, consisting of unrealized gains of $103,295,000 on securities that had risen in value since their purchase and $18,410,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2013, the fund purchased $269,079,000 of investment securities and sold $175,443,000 of investment securities, other than temporary cash investments. Purchases and sales include $104,736,000 and $37,889,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	85,359	607	149,881	1,222
Issued in Lieu of Cash Distributions	3,450	27	809	7
Redeemed	(64,050)	(458)	(37,933)	(308)
Net Increase (Decrease) —Institutional Shares	24,759	176	112,757	921
ETF Shares
Issued	104,908	1,400	129,895	2,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(38,812)	(500)	(18,492)	(300)
Net Increase (Decrease) —ETF Shares	66,096	900	111,403	1,800

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

22

Russell 2000 Value Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VRTVX		VTWV
Expense Ratio[1]	0.20%		0.32%
30-Day SEC Yield	2.03%		1.91%

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		2000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	1,351	1,346	3,631
Median Market Cap	$1.2B	$1.2B	$39.3B
Price/Earnings Ratio	22.8x	22.6x	18.7x
Price/Book Ratio	1.4x	1.4x	2.4x
Return on Equity	5.1%	5.1%	16.6%
Earnings Growth
Rate	7.8%	7.8%	11.1%
Dividend Yield	2.1%	2.1%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	60%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)

		Russell	DJ U.S.
		2000	Total
		Value	Market
	Fund	Index	FA Index
Consumer
Discretionary	11.0%	11.0%	14.8%
Consumer Staples	2.5	2.5	7.8
Energy	6.6	6.6	9.8
Financial Services	39.0	38.8	18.8
Health Care	4.6	4.5	12.4
Materials &
Processing	5.5	5.6	4.4
Producer Durables	13.9	13.9	11.4
Technology	10.0	10.1	15.2
Utilities	6.9	7.0	5.4

Ten Largest Holdings (% of total net assets)

Prosperity Bancshares
Inc.	Banks - Diversified	0.5%
FirstMerit Corp.	Banks - Diversified	0.5
CNO Financial Group
Inc.	Insurance - Life	0.4
Prospect Capital Corp.	Asset Management
	& Custodian	0.4
Fifth & Pacific Cos. Inc.	Textiles Apparel &
	Shoes	0.4
RLJ Lodging Trust	Real Estate
	Investment Trusts
	(REITs)	0.4
Dana Holding Corp.	Auto Parts	0.4
Axiall Corp.	Chemicals -
	Diversified	0.4
WellCare Health Plans	Health Care
Inc.	Management
	Services	0.4
Cleco Corp.	Utilities - Electrical	0.4
Top Ten		4.2%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.08% for Institutional Shares and 0.20% for ETF Shares.

23

Russell 2000 Value Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2013
Initial Investment of $10,000

Small-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(7/13/2012)	Investment
Russell 2000 Value Index Fund Institutional
Shares	24.29%	22.68%	$6,303,197

Russell 2000 Value Index	24.38	22.77	6,308,522
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.15	21.49	6,234,018

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

24

Russell 2000 Value Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2013
		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Value Index Fund ETF Shares Market
Price	24.61%	49.82%
Russell 2000 Value Index Fund ETF Shares Net
Asset Value	24.14	49.73
Russell 2000 Value Index	24.38	50.51

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	7/13/2012	—	23.93%
ETF Shares	9/20/2010
Market Price		24.29%	14.86
Net Asset Value		24.52	14.96

25

Russell 2000 Value Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
* Fifth & Pacific Cos. Inc.	16,029	382	0.4%
Dana Holding Corp.	17,993	377	0.4%
* Live Nation Entertainment Inc.	18,806	317	0.3%
Rent-A-Center Inc.	7,134	268	0.3%
Consumer Discretionary—Other †		9,109	9.5%
		10,453	10.9%
Consumer Staples
Harris Teeter Supermarkets Inc.	5,856	288	0.3%
Consumer Staples—Other †		2,066	2.2%
		2,354	2.5%
Energy
* Helix Energy Solutions Group Inc.	14,156	354	0.4%
Energy XXI Bermuda Ltd.	10,606	282	0.3%
* PDC Energy Inc.	4,758	273	0.3%
Energy—Other †		5,376	5.6%
		6,285	6.6%
Financial Services
Prosperity Bancshares Inc.	8,096	484	0.5%
FirstMerit Corp.	22,262	471	0.5%
CNO Financial Group Inc.	29,868	406	0.4%
Prospect Capital Corp.	34,717	384	0.4%
RLJ Lodging Trust	16,526	380	0.4%
Hancock Holding Co.	11,343	365	0.4%
* Stifel Financial Corp.	8,495	340	0.4%
LaSalle Hotel Properties	12,766	339	0.3%
Webster Financial Corp.	12,061	319	0.3%
Susquehanna Bancshares Inc.	24,917	314	0.3%
EPR Properties	6,285	308	0.3%
First American Financial Corp.	14,456	302	0.3%
CubeSmart	17,801	296	0.3%

26

Russell 2000 Value Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Primerica Inc.	7,615	283	0.3%
NorthStar Realty Finance Corp.	32,030	281	0.3%
Highwoods Properties Inc.	8,297	280	0.3%
Invesco Mortgage Capital Inc.	18,068	277	0.3%
Lexington Realty Trust	22,551	264	0.3%
* Sunstone Hotel Investors Inc.	21,758	262	0.3%
Colonial Properties Trust	11,843	262	0.3%
DCT Industrial Trust Inc.	38,847	260	0.3%
UMB Financial Corp.	4,336	259	0.3%
Financial Services—Other †		29,964	31.2%
		37,100	38.7%
Health Care
* WellCare Health Plans Inc.	5,846	372	0.4%
Health Care—Other †		3,946	4.1%
		4,318	4.5%
Materials & Processing
Axiall Corp.	9,327	373	0.4%
Sensient Technologies Corp.	6,687	277	0.3%
Materials & Processing—Other †		4,615	4.8%
		5,265	5.5%

Other †		—	0.0%

Producer Durables
Actuant Corp. Class A	9,779	349	0.4%
EMCOR Group Inc.	8,968	337	0.3%
* Esterline Technologies Corp.	4,179	319	0.3%
Bristow Group Inc.	4,830	317	0.3%
* Moog Inc. Class A	5,498	279	0.3%
* Teledyne Technologies Inc.	3,440	265	0.3%
Curtiss-Wright Corp.	6,256	261	0.3%
Producer Durables—Other †		11,147	11.6%
		13,274	13.8%
Technology
* DigitalGlobe Inc.	9,953	301	0.3%
Mentor Graphics Corp.	12,743	282	0.3%
Technology—Other †		8,947	9.3%
		9,530	9.9%
Utilities
Cleco Corp.	8,077	365	0.4%
Piedmont Natural Gas Co. Inc.	10,091	326	0.3%
IDACORP Inc.	6,712	321	0.3%
Portland General Electric Co.	10,112	291	0.3%
Southwest Gas Corp.	6,190	290	0.3%
WGL Holdings Inc.	6,909	288	0.3%
Black Hills Corp.	5,938	285	0.3%
* Dynegy Inc.	13,362	260	0.3%
Utilities—Other †		4,197	4.4%
		6,623	6.9%
Total Common Stocks (Cost $88,165)		95,202	99.3%[1]

27

Russell 2000 Value Index Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
2 Vanguard Market Liquidity Fund	0.122%	442,250	442	0.4%

3U.S. Government and Agency Obligations †			200	0.2%
Total Temporary Cash Investments (Cost $642)			642	0.6%[1]
Total Investments (Cost $88,807)			95,844	99.9%
Other Assets and Liabilities
Other Assets			945	1.0%
Liabilities			(896)	(0.9%)
			49	0.1%
Net Assets			95,893	100.0%

At August 31, 2013, net assets consisted of:
				Amount
				($000)
Paid-in Capital				88,470
Undistributed Net Investment Income				1,077
Accumulated Net Realized Losses				(676)
Unrealized Appreciation (Depreciation)
Investment Securities				7,037
Futures Contracts				(15)
Net Assets				95,893

Institutional Shares—Net Assets
Applicable to 339,921 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				50,604
Net Asset Value Per Share—Institutional Shares				$148.87

ETF Shares—Net Assets
Applicable to 600,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				45,289
Net Asset Value Per Share—ETF Shares				$75.48

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.9% and 0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

28

Russell 2000 Value Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	1,475
Interest[1]	1
Total Income	1,476
Expenses
The Vanguard Group—Note B
Management and Administrative—Institutional Shares	2
Management and Administrative—ETF Shares	34
Custodian Fees	25
Auditing Fees	23
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	2
Total Expenses	86
Net Investment Income	1,390
Realized Net Gain (Loss)
Investment Securities Sold	3,606
Futures Contracts	74
Realized Net Gain (Loss)	3,680
Change in Unrealized Appreciation (Depreciation)
Investment Securities	6,527
Futures Contracts	(15)
Change in Unrealized Appreciation (Depreciation)	6,512
Net Increase (Decrease) in Net Assets Resulting from Operations	11,582
1 Interest income from an affiliated company of the fund was $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

29

Russell 2000 Value Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,390	255
Realized Net Gain (Loss)	3,680	900
Change in Unrealized Appreciation (Depreciation)	6,512	205
Net Increase (Decrease) in Net Assets Resulting from Operations	11,582	1,360
Distributions
Net Investment Income
Institutional Shares	(115)	—
ETF Shares	(371)	(144)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(486)	(144)
Capital Share Transactions
Institutional Shares	38,653	5,782
ETF Shares	21,687	918
Net Increase (Decrease) from Capital Share Transactions	60,340	6,700
Total Increase (Decrease)	71,436	7,916
Net Assets
Beginning of Period	24,457	16,541
End of Period[1]	95,893	24,457
1 Net Assets—End of Period includes undistributed net investment income of $1,077,000 and $166,000.

See accompanying Notes, which are an integral part of the Financial Statements.

30

Russell 2000 Value Index Fund

Financial Highlights

Institutional Shares
	Year	July 13,
	Ended	2012[1] to
	August 31,	August 31,
For a Share Outstanding Throughout Each Period	2013	2012
Net Asset Value, Beginning of Period	$122.12	$120.40
Investment Operations
Net Investment Income	3.360	. 276 [2]
Net Realized and Unrealized Gain (Loss) on Investments	25.888	1.444
Total from Investment Operations	29.248	1.720
Distributions
Dividends from Net Investment Income	(2.498)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(2.498)	—
Net Asset Value, End of Period	$148.87	$122.12

Total Return	24.29%	1.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$51	$6
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	2.24%	2.14% [3]
Portfolio Turnover Rate [4]	60%	40%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

31

Russell 2000 Value Index Fund

Financial Highlights

ETF Shares
			Sept. 20,
	Year Ended		2010[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$61.97	$55.14	$52.39
Investment Operations
Net Investment Income	1.639	1.126 [2]	.921[2]
Net Realized and Unrealized Gain (Loss) on Investments	13.109	6.424	2.249
Total from Investment Operations	14.748	7.550	3.170
Distributions
Dividends from Net Investment Income	(1.238)	(.720)	(.420)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.238)	(.720)	(.420)
Net Asset Value, End of Period	$75.48	$61.97	$55.14

Total Return	24.14%	13.81%	5.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$45	$19	$17
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	2.12%	2.02%	1.79% [3]
Portfolio Turnover Rate [4]	60%	40%	101%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Russell 2000 Value Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Value Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

33

Russell 2000 Value Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of their respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $14,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	95,202	—	—
Temporary Cash Investments	442	200	—
Futures Contracts—Liabilities[1]	(8)	—	—
Total	95,636	200	—
1 Represents variation margin on the last day of the reporting period.

34

Russell 2000 Value Index Fund

D. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2013	6	606	(15)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $4,040,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $1,102,000 of ordinary income available for distribution. The fund had available capital losses totaling $525,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $88,999,000. Net unrealized appreciation of investment securities for tax purposes was $6,845,000, consisting of unrealized gains of $9,517,000 on securities that had risen in value since their purchase and $2,672,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2013, the fund purchased $110,754,000 of investment securities and sold $50,106,000 of investment securities, other than temporary cash investments. Purchases and sales include $29,050,000 and $12,971,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

35

Russell 2000 Value Index Fund

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares[1]
Issued	59,105	426	5,782	48
Issued in Lieu of Cash Distributions	115	1	—	—
Redeemed	(20,567)	(135)	—	—
Net Increase (Decrease) —Institutional Shares	38,653	292	5,782	48
ETF Shares
Issued	29,108	400	12,178	200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(7,421)	(100)	(11,260)	(200)
Net Increase (Decrease) —ETF Shares	21,687	300	918	—
1 Inception was July 13, 2012, for Institutional Shares.

At August 31, 2013, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

36

Russell 2000 Growth Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VRTGX		VTWG
Expense Ratio[1]	0.08%		0.20%
30-Day SEC Yield	0.55%		0.43%

Portfolio Characteristics
			DJ U.S.
		Russell	Total
		2000	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	1,142	1,120	3,631
Median Market Cap	$1.6B	$1.6B	$39.3B
Price/Earnings Ratio	40.5x	40.3x	18.7x
Price/Book Ratio	3.9x	3.9x	2.4x
Return on Equity	10.1%	10.1%	16.6%
Earnings Growth
Rate	13.1%	13.0%	11.1%
Dividend Yield	0.6%	0.6%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	50%	—	—
Short-Term Reserves	3.8%	—	—

Sector Diversification (% of equity exposure)

		Russell	DJ U.S.
		2000	Total
		Growth	Market
	Fund	Index	FA Index
Consumer
Discretionary	18.2%	18.3%	14.8%
Consumer Staples	4.5	4.5	7.8
Energy	4.2	4.2	9.8
Financial Services	9.2	9.1	18.8
Health Care	21.1	21.0	12.4
Materials &
Processing	8.6	8.7	4.4
Other	0.1	0.0	0.0
Producer Durables	14.0	14.0	11.4
Technology	18.8	18.9	15.2
Utilities	1.3	1.3	5.4

Ten Largest Holdings (% of total net assets)

CoStar Group Inc.	Back Office Support
	HR & Consulting	0.6%
CommVault Systems	Computer Services
Inc.	Software & Systems	0.5
Ultimate Software Group Computer Services
Inc.	Software & Systems	0.5
athenahealth Inc.	Health Care Services	0.5
Acuity Brands Inc.	Building Materials	0.5
Middleby Corp.	Machinery - Industrial	0.5
Chart Industries Inc.	Machinery - Industrial	0.5
Questcor
Pharmaceuticals Inc.	Pharmaceuticals	0.5
HEICO Corp.	Aerospace	0.4
FEI Co.	Production
	Technology
	Equipment	0.4
Top Ten		4.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.08% for Institutional Shares and 0.20% for ETF Shares.

37

Russell 2000 Growth Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013

			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment

	Russell 2000 Growth Index
	Fund*ETF Shares Net Asset Value	28.07%	18.09%	$16,320
	Russell 2000 Growth Index
	Fund*ETF Shares Market Price	28.03	18.09	16,318

••••••••	Russell 2000 Growth Index	28.14	18.21	16,369

– – – –	Small-Cap Growth Funds Average	25.95	16.95	15,859
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.15	15.74	15,381

Small-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(5/25/2011)	Investment
Russell 2000 Growth Index Fund Institutional
Shares	28.23%	11.66%	$6,421,012

Russell 2000 Growth Index	28.14	11.65	6,419,779
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.15	12.13	6,483,139

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

38

Russell 2000 Growth Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2013
		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Growth Index Fund ETF Shares
Market Price	28.03%	63.18%
Russell 2000 Growth Index Fund ETF Shares Net
Asset Value	28.07	63.20
Russell 2000 Growth Index	28.14	63.69

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	5/25/2011	23.73%	9.82%
ETF Shares	9/20/2010
Market Price		23.52	16.98
Net Asset Value		23.57	17.03

39

Russell 2000 Growth Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Sotheby’s	23,128	1,066	0.4%
Brunswick Corp.	28,985	1,054	0.4%
Wolverine World Wide Inc.	16,996	956	0.4%
* Tenneco Inc.	20,605	951	0.4%
* Lumber Liquidators Holdings Inc.	9,304	925	0.4%
Vail Resorts Inc.	12,163	827	0.3%
Pool Corp.	15,779	822	0.3%
Consumer Discretionary—Other †		39,500	15.6%
		46,101	18.2%
Consumer Staples
* Hain Celestial Group Inc.	13,008	1,064	0.4%
* United Natural Foods Inc.	16,704	1,013	0.4%
Casey’s General Stores Inc.	12,983	856	0.4%
Consumer Staples—Other †		8,369	3.3%
		11,302	4.5%
Energy
* Rosetta Resources Inc.	20,692	963	0.4%
* Kodiak Oil & Gas Corp.	89,909	898	0.4%
Energy—Other †		8,753	3.4%
		10,614	4.2%
Financial Services
* WEX Inc.	13,142	1,052	0.4%
* Portfolio Recovery Associates Inc.	17,177	911	0.4%
Financial Engines Inc.	16,565	885	0.3%
Financial Services—Other †		20,310	8.0%
		23,158	9.1%
Health Care
* athenahealth Inc.	12,445	1,313	0.5%
Questcor Pharmaceuticals Inc.	17,574	1,172	0.5%
* Align Technology Inc.	24,773	1,079	0.4%

40

Russell 2000 Growth Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
* Centene Corp.	18,434	1,053	0.4%
* Isis Pharmaceuticals Inc.	38,043	983	0.4%
* Alnylam Pharmaceuticals Inc.	18,564	962	0.4%
* Team Health Holdings Inc.	23,266	894	0.4%
* PAREXEL International Corp.	19,256	894	0.4%
West Pharmaceutical Services Inc.	11,714	866	0.4%
* Aegerion Pharmaceuticals Inc.	9,761	846	0.3%
STERIS Corp.	19,966	816	0.3%
* Cepheid Inc.	22,730	813	0.3%
* Medidata Solutions Inc.	9,006	805	0.3%
* HealthSouth Corp.	24,729	778	0.3%
Health Care—Other †		40,098	15.8%
		53,372	21.1%
Materials & Processing
Acuity Brands Inc.	14,509	1,241	0.5%
PolyOne Corp.	33,658	909	0.4%
CLARCOR Inc.	16,829	901	0.3%
Watsco Inc.	8,699	781	0.3%
Materials & Processing—Other †		17,999	7.1%
		21,831	8.6%

Other †		256	0.1%

Producer Durables
* CoStar Group Inc.	9,667	1,436	0.6%
* Middleby Corp.	6,366	1,184	0.5%
* Chart Industries Inc.	10,269	1,172	0.5%
HEICO Corp.	17,977	1,124	0.4%
Woodward Inc.	23,290	898	0.3%
MAXIMUS Inc.	23,138	868	0.3%
Producer Durables—Other †		28,664	11.3%
		35,346	13.9%
Technology
* CommVault Systems Inc.	15,744	1,320	0.5%
* Ultimate Software Group Inc.	9,364	1,313	0.5%
FEI Co.	14,141	1,107	0.4%
* PTC Inc.	40,519	1,056	0.4%
* Aspen Technology Inc.	29,932	1,001	0.4%
* QLIK Technologies Inc.	29,476	966	0.4%
* ViaSat Inc.	13,401	854	0.4%
Cognex Corp.	14,718	839	0.3%
* Sourcefire Inc.	10,551	796	0.3%
* Tyler Technologies Inc.	10,671	788	0.3%
Technology—Other †		37,633	14.9%
		47,673	18.8%
Utilities
j2 Global Inc.	15,557	766	0.3%
Utilities—Other †		2,626	1.0%
		3,392	1.3%
Total Common Stocks (Cost $210,210)		253,045	99.8%[1]

41

Russell 2000 Growth Index Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.122%	11,164,684	11,165	4.4%

4U.S. Government and Agency Obligations †			100	0.1%
Total Temporary Cash Investments (Cost $11,265)			11,265	4.5%[1]
[5]Total Investments (Cost $221,475)			264,310	104.3%
Other Assets and Liabilities
Other Assets			539	0.2%
Liabilities[3]			(11,324)	(4.5%)
			(10,785)	(4.3%)
Net Assets			253,525	100.0%

At August 31, 2013, net assets consisted of:
				Amount
				($000)
Paid-in Capital				215,168
Undistributed Net Investment Income				902
Accumulated Net Realized Losses				(5,376)
Unrealized Appreciation (Depreciation)
Investment Securities				42,835
Futures Contracts				(4)
Net Assets				253,525

Institutional Shares—Net Assets
Applicable to 1,135,413 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				185,060
Net Asset Value Per Share—Institutional Shares				$162.99

ETF Shares—Net Assets
Applicable to 800,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				68,465
Net Asset Value Per Share—ETF Shares				$85.58

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 4.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $935,000 of collateral received for securities on loan.
4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $842,000.
See accompanying Notes, which are an integral part of the Financial Statements.

42

Russell 2000 Growth Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	2,095
Interest[1]	2
Securities Lending	134
Total Income	2,231
Expenses
The Vanguard Group—Note B
Investment Advisory Services	11
Management and Administrative—Institutional Shares	15
Management and Administrative—ETF Shares	51
Marketing and Distribution—Institutional Shares	29
Marketing and Distribution—ETF Shares	10
Custodian Fees	71
Auditing Fees	23
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	3
Total Expenses	213
Net Investment Income	2,018
Realized Net Gain (Loss)
Investment Securities Sold	7,685
Futures Contracts	74
Realized Net Gain (Loss)	7,759
Change in Unrealized Appreciation (Depreciation)
Investment Securities	38,174
Futures Contracts	(4)
Change in Unrealized Appreciation (Depreciation)	38,170
Net Increase (Decrease) in Net Assets Resulting from Operations	47,947
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Russell 2000 Growth Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,018	376
Realized Net Gain (Loss)	7,759	(680)
Change in Unrealized Appreciation (Depreciation)	38,170	7,370
Net Increase (Decrease) in Net Assets Resulting from Operations	47,947	7,066
Distributions
Net Investment Income
Institutional Shares	(1,000)	(126)
ETF Shares	(393)	(37)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(1,393)	(163)
Capital Share Transactions
Institutional Shares	62,677	59,621
ETF Shares	37,319	6,536
Net Increase (Decrease) from Capital Share Transactions	99,996	66,157
Total Increase (Decrease)	146,550	73,060
Net Assets
Beginning of Period	106,975	33,915
End of Period[1]	253,525	106,975
1 Net Assets—End of Period includes undistributed net investment income of $902,000 and $274,000.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Russell 2000 Growth Index Fund

Financial Highlights

Institutional Shares
			May 25,
	Year Ended		2011[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$128.23	$114.21	$128.54
Investment Operations
Net Investment Income	1.412	. 859[2]	.228
Net Realized and Unrealized Gain (Loss) on Investments	34.504	13.616	(14.558)
Total from Investment Operations	35.916	14.475	(14.330)
Distributions
Dividends from Net Investment Income	(1.156)	(. 455)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.156)	(. 455)	—
Net Asset Value, End of Period	$162.99	$128.23	$114.21

Total Return	28.23%	12.72%	-11.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$185	$87	$22
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[3]
Ratio of Net Investment Income to Average Net Assets	1.08%	0.75%	0.57%[3]
Portfolio Turnover Rate [4]	50%	51%	78%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Russell 2000 Growth Index Fund

Financial Highlights

ETF Shares
			Sept. 20,
	Year Ended		2010[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$67.37	$60.02	$53.17
Investment Operations
Net Investment Income	. 699	. 402 [2]	.258
Net Realized and Unrealized Gain (Loss) on Investments	18.073	7.133	6.762
Total from Investment Operations	18.772	7.535	7.020
Distributions
Dividends from Net Investment Income	(. 562)	(.185)	(.170)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(. 562)	(.185)	(.170)
Net Asset Value, End of Period	$85.58	$67.37	$60.02

Total Return	28.07%	12.58%	13.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$68	$20	$12
Ratio of Total Expenses to Average Net Assets	0.20%	0.20%	0.20%[3]
Ratio of Net Investment Income to Average Net Assets	0.96%	0.63%	0.45%[3]
Portfolio Turnover Rate [4]	50%	51%	78%

1 Inception.
2 Calculated based on average shares outstanding.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

46

Russell 2000 Growth Index Fund

Notes to Financial Statements

Vanguard Russell 2000 Growth Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

47

Russell 2000 Growth Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of their respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $30,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

48

Russell 2000 Growth Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	253,043	—	2
Temporary Cash Investments	11,165	100	—
Futures Contracts—Assets[1]	10	—	—
Futures Contracts—Liabilities[1]	(25)	—	—
Total	264,193	100	2
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2013	3	303	(4)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

49

Russell 2000 Growth Index Fund

During the year ended August 31, 2013, the fund realized $9,541,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had $924,000 of ordinary income available for distribution. The fund had available capital losses totaling $5,375,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $221,484,000. Net unrealized appreciation of investment securities for tax purposes was $42,826,000, consisting of unrealized gains of $48,259,000 on securities that had risen in value since their purchase and $5,433,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2013, the fund purchased $225,700,000 of investment securities and sold $125,325,000 of investment securities, other than temporary cash investments. Purchases and sales include $68,952,000 and $30,808,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	102,692	721	70,367	569
Issued in Lieu of Cash Distributions	1,000	8	126	1
Redeemed	(41,015)	(270)	(10,872)	(85)
Net Increase (Decrease) —Institutional Shares	62,677	459	59,621	485
ETF Shares
Issued	69,084	900	12,959	200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(31,765)	(400)	(6,423)	(100)
Net Increase (Decrease) —ETF Shares	37,319	500	6,536	100

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

50

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund:

In our opinion, the accompanying statements of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 16, 2013

51

Special 2013 tax information (unaudited) for Vanguard Russell 2000 Index Funds
This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.
The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Fund	($000)
Russell 2000 Index Fund	4,525
Russell 2000 Value Index Fund	344
Russell 2000 Growth Index Fund	1,211

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Russell 2000 Index Fund	66.3%
Russell 2000 Value Index Fund	55.2
Russell 2000 Growth Index Fund	87.2

52

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 2000 Index Funds
Periods Ended August 31, 2013
		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Index Fund ETF Shares
Returns Before Taxes	26.23%	16.50%
Returns After Taxes on Distributions	25.83	16.26
Returns After Taxes on Distributions and Sale of Fund Shares	15.17	12.95

		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Value Index Fund ETF Shares
Returns Before Taxes	24.14%	14.69%
Returns After Taxes on Distributions	23.65	14.36
Returns After Taxes on Distributions and Sale of Fund Shares	14.07	11.48

		Since
	One	Inception
	Year	(9/20/2010)
Russell 2000 Growth Index Fund ETF Shares
Returns Before Taxes	28.07%	18.09%
Returns After Taxes on Distributions	27.89	18.00
Returns After Taxes on Distributions and Sale of Fund Shares	16.08	14.28

53

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

54

Six Months Ended August 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2013	8/31/2013	Period
Based on Actual Fund Return
Russell 2000 Index Fund
Institutional Shares	$1,000.00	$1,117.83	$0.43
ETF Shares	1,000.00	1,117.50	0.80
Russell 2000 Value Index Fund
Institutional Shares	$1,000.00	$1,085.69	$0.42
ETF Shares	1,000.00	1,084.95	1.05
Russell 2000 Growth Index Fund
Institutional Shares	$1,000.00	$1,150.98	$0.43
ETF Shares	1,000.00	1,150.27	1.08
Based on Hypothetical 5% Yearly Return
Russell 2000 Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.45	0.77
Russell 2000 Value Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.20	1.02
Russell 2000 Growth Index Fund
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.20	1.02

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Russell 2000 Index Fund, 0.08% for Institutional Shares and 0.15% for ETF Shares; for the Russell 2000 Value Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares; and for the Russell 2000 Growth Index Fund, 0.08% for Institutional Shares and 0.20% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

55

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Russell 2000 Index Fund, Russell 2000 Value Index Fund, and Russell 2000 Growth Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interest of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the funds since their inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its respective peer group and that the funds’ advisory fee rates were also well below their peer group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

56

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

57

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

58

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business
Administration at Dartmouth College; Advisor to the	John C. Bogle
Norris Cotton Cancer Center.	Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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With Hearing Impairment > 800-749-7273	Investments makes no representation regarding the
advisability of investing in the products.
This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18510 102013

Annual Report | August 31, 2013

Vanguard Russell 3000 Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	8
Financial Statements.	10
Your Fund’s After-Tax Returns.	22
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013

Total
Returns
Vanguard Russell 3000 Index Fund
Institutional Shares	20.21%
ETF Shares
Market Price	20.64
Net Asset Value	20.14
Russell 3000 Index	20.32
Multi-Cap Core Funds Average	20.81
Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. No. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
August 31, 2012, Through August 31, 2013
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Russell 3000 Index Fund
Institutional Shares	$124.40	$146.68	$2.576	$0.000
ETF Shares	64.28	75.79	1.287	0.000

1

Chairman’s Letter

Dear Shareholder,

U.S. stocks surged during the fiscal year as investors reacted positively to modest improvements in the economy.

For the 12 months ended August 31, 2013, Vanguard Russell 3000 Index Fund returned about 20%, in line with both its target index and the average result of its peers.

Each of the fund’s nine industry sectors posted a positive return. Financial services, consumer discretionary, and health care were the top contributors; technology turned in weaker results.

If you hold shares of the fund in a taxable account, you may wish to review the information on the fund’s after-tax returns that appears later in this report.

Stocks posted robust results despite setbacks at the finish
U.S. stocks advanced about 20% in the 12 months ended August 31 despite slipping in June and August. Through most of the fiscal year, stocks surged as the economy continued to show modest growth and investors appeared more receptive to risk.

Much of the market’s recent weakness was linked to fear that the Federal Reserve would begin scaling back its stimulative bond-buying program. Heightened strife in the Middle East also contributed to anxiety in the global markets.

2

International stocks in aggregate finished with a return of about 13%. Developed markets in the Pacific region and Europe posted results closer to those of the United States. Returns for emerging-market stocks overall were virtually flat as economic growth slowed in China and Brazil.

Although global economic worries and tensions over conflicts abroad have unsettled markets, Jonathan Lemco, a senior sovereign debt analyst in Vanguard’s Taxable Credit Research Group, pointed out that investors can still manage risks amid international instability. “Vanguard believes a diversified portfolio is the best way to spread the risk of geopolitical uncertainty,” he said.

Bond returns turned negative amid worry about Fed’s next move
Bonds, which maintained slightly positive returns through the first eight months of the period, reversed course in May and then continued to retreat as investors anticipated reductions in the Fed’s bond-buying program.

The broad U.S. taxable bond market returned –2.47% for the 12 months. The yield of the 10-year Treasury note finished at 2.76%, up from 1.56% at the end of August 2012. (Bond yields and prices move in opposite directions.) Municipal bonds suffered more, returning –3.70% for the fiscal year.

Market Barometer

		Average Annual Total Returns
		Periods Ended August 31, 2013
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	19.84%	18.74%	7.59%
Russell 2000 Index (Small-caps)	26.27	20.50	7.98
Russell 3000 Index (Broad U.S. market)	20.32	18.87	7.63
MSCI All Country World Index ex USA (International)	12.98	6.93	1.48

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-2.47%	2.58%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.70	2.45	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.17

CPI
Consumer Price Index	1.52%	2.32%	1.32%

3

Returns for money markets and savings accounts were minuscule as the Fed kept its target for short-term interest rates at 0%–0.25%.

Financial stocks led the pack; technology holdings trailed
Notwithstanding a few months when the market lost ground, U.S. stocks rose substantially higher during the fiscal year as investors optimistic about the overall economy were increasingly willing to take on risk. As I noted at the beginning of this letter, each of the Russell 3000 Index Fund’s nine industry sectors posted positive returns; seven delivered double-digit gains.

The fund’s largest sector holding, financial services, was key to its success during the 12 months. More than five years after the start of the 2008–2009 financial crisis, the nation’s largest banks and financial services companies have recovered. Many have significantly restructured and are in better shape than they have been in years. Higher capital levels, improved lending conditions, and the recovering housing and labor markets have all helped create a more attractive investing climate.

The consumer discretionary sector was the next-biggest contributor to returns, as consumer confidence climbed notably over the year and shoppers pursued a wide

Expense Ratios
Your Fund Compared With Its Peer Group

	Institutional	ETF	Peer Group
	Shares	Shares	Average
Russell 3000 Index Fund	0.08%	0.15%	1.20%

The fund expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the fund’s expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2012.

Peer group: Multi-Cap Core Funds.

4

variety of goods. Specialty and internet retailers, movie and entertainment companies, and automobile manufacturers profited from the rise in spending. The housing market’s continued rebound also helped large home improvement chains.

The health care sector was another strong performer; leading pharmaceutical and biotechnology companies gained as new products replaced aging blockbusters.

Although technology stocks represented the fund’s second-largest holding, they were its weakest performers. Internet software and service providers and semiconductor manufacturers did well, but computer hardware and equipment makers struggled as consumers continued to gravitate toward tablets and away from personal computers. Smartphone competition remained fierce, and key players fell short of earnings expectations.

The utilities sector also notched a relatively modest, single-digit return. Often viewed as defensive holdings in periods of uncertainty, utilities traditionally lag the broad market during major upswings.

The fund’s track record is short but successful
The Russell 3000 Index Fund marks its third anniversary this year. From its inception through August 31, 2013, the fund delivered an average annualized return of about 15%.

While three years isn’t a very long time to judge performance by, it’s still worth noting that thus far the fund has successfully achieved its investment objective of closely tracking its target index.

Credit for this good start is due to the fund’s advisor, Vanguard Equity Investment Group, whose skilled portfolio construction and management have enabled the fund to successfully track its benchmark while keeping the associated costs very low.

In challenging markets, index funds can be a solid portfolio foundation
As you know, index funds seek to capture the return of the markets they track, minus only their operating expenses. They do so by investing in an entire market or by relying on a sophisticated market sampling technique.

In actively managed funds, by contrast, advisors troll the markets and reel in selected stocks or bonds that their analysis suggests will allow them to outperform their benchmarks. As we show in The Case for Index Fund Investing, a paper available at vanguard.com/research, there’s typically a big gap between hope and reality: Consistent outperformance by any one active manager has been rare.

I use the word “typically” because we believe that some actively managed funds, including Vanguard’s, can increase

5

the odds of outperforming benchmarks over the long term. As demonstrated in a companion paper, The Case for Vanguard Active Management: Solving the Low-Cost/Top-Talent Paradox? (also at vanguard.com/research), the most reliable quantitative indicator of future manager success is low expenses—a Vanguard hallmark. And, as the paper’s title implies, finding talented advisors is a key aspect of active investing. We believe we have the process in place to identify the best.

Even so, investors should expect, and be comfortable with, the extended periods of underperformance that actively managed funds can undergo. The challenges of active investing, conversely, point to the potential benefits of indexing. Well-run index funds offer you virtually the market return, year in and year out. In a portfolio that is diversified within asset classes and balanced among them, low-cost index funds can be the bedrock of a sound investment plan.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
September 18, 2013

6

Russell 3000 Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Institutional		ETF
	Shares		Shares
Ticker Symbol	VRTTX		VTHR
Expense Ratio[1]	0.08%		0.15%
30-Day SEC Yield	1.93%		1.86%

Portfolio Characteristics
			DJ U.S.
			Total
		Russell	Market
		3000	FA
	Fund	Index	Index
Number of Stocks	2,984	2,972	3,631
Median Market Cap	$40.4B	$40.4B	$39.3B
Price/Earnings Ratio	18.8x	18.7x	18.7x
Price/Book Ratio	2.4x	2.4x	2.4x
Return on Equity	16.8%	16.6%	16.6%
Earnings Growth
Rate	11.1%	11.1%	11.1%
Dividend Yield	2.0%	2.0%	2.0%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	16%	—	—
Short-Term Reserves	0.0%	—	—

Sector Diversification (% of equity exposure)
			DJ U.S.
		Russell	Total
		3000	Market
	Fund	Index	FA Index
Consumer
Discretionary	14.7%	14.7%	14.8%
Consumer Staples	7.8	7.8	7.8
Energy	9.5	9.5	9.8
Financial Services	18.9	19.0	18.8
Health Care	12.5	12.5	12.4
Materials &
Processing	4.4	4.4	4.4
Producer Durables	11.4	11.4	11.4
Technology	15.4	15.4	15.2
Utilities	5.4	5.3	5.4

Ten Largest Holdings (% of total net assets)
Apple Inc.	Computer
	Technology	2.5%
Exxon Mobil Corp.	Oil - Integrated	2.1
Microsoft Corp.	Computer Services
	Software & Systems	1.5
Johnson & Johnson	Pharmaceuticals	1.3
General Electric Co.	Diversified
	Manufacturing
	Operations	1.3
Chevron Corp.	Oil - Integrated	1.3
Google Inc.	Computer Services
	Software & Systems	1.3
Procter & Gamble Co.	Personal Care	1.2
Berkshire Hathaway Inc. Insurance - Multi-Line		1.1
Wells Fargo & Co.	Banks - Diversified	1.1
Top Ten		14.7%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.08% for Institutional Shares and 0.15% for ETF Shares.

7

Russell 3000 Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 20, 2010, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013
			Since	Final Value
		One	Inception	of a $10,000
		Year	(9/20/2010)	Investment

	Russell 3000 Index Fund*ETF Shares
	Net Asset Value	20.14%	15.56%	$15,308
	Russell 3000 Index Fund*ETF Shares
	Market Price	20.64	15.56	15,309

••••••••	Russell 3000 Index	20.32	15.72	15,373

– – – –	Multi-Cap Core Funds Average	20.81	13.31	14,450
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	20.15	15.74	15,381

Multi-Cap Core Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/1/2010)	Investment
Russell 3000 Index Fund Institutional Shares	20.21%	14.68%	$7,367,987
Russell 3000 Index	20.32	14.76	7,383,034
Dow Jones U.S. Total Stock Market Float
Adjusted Index	20.15	14.78	7,386,003
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

8

Russell 3000 Index Fund

Cumulative Returns of ETF Shares: September 20, 2010, Through August 31, 2013
		Since
	One	Inception
	Year	(9/20/2010)
Russell 3000 Index Fund ETF Shares Market Price	20.64%	53.09%
Russell 3000 Index Fund ETF Shares Net Asset
Value	20.14	53.08
Russell 3000 Index	20.32	53.73

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): September 20, 2010, Through August 31, 2013

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Institutional Shares	11/1/2010	21.36%	14.61%
ETF Shares	9/20/2010
Market Price		21.33	15.56
Net Asset Value		21.28	15.55

9

Russell 3000 Index Fund

Financial Statements

Statement of Net Assets—Investments Summary
As of August 31, 2013

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Wal-Mart Stores Inc.	44,239	3,229	0.6%
Comcast Corp. Class A	72,085	3,034	0.6%
Walt Disney Co.	49,475	3,010	0.6%
Home Depot Inc.	40,131	2,989	0.6%
* Amazon.com Inc.	10,101	2,838	0.6%
McDonald’s Corp.	27,542	2,599	0.5%
Consumer Discretionary—Other †		56,176	11.2%
		73,875	14.7%
Consumer Staples
Procter & Gamble Co.	75,294	5,865	1.2%
Coca-Cola Co.	105,075	4,012	0.8%
Philip Morris International Inc.	44,930	3,749	0.7%
PepsiCo Inc.	42,483	3,387	0.7%
CVS Caremark Corp.	33,637	1,953	0.4%
Altria Group Inc.	55,182	1,870	0.4%
Consumer Staples—Other †		18,355	3.6%
		39,191	7.8%
Energy
Exxon Mobil Corp.	122,149	10,647	2.1%
Chevron Corp.	53,254	6,413	1.3%
Schlumberger Ltd.	36,523	2,956	0.6%
ConocoPhillips	33,589	2,227	0.4%
Occidental Petroleum Corp.	22,133	1,952	0.4%
Energy—Other †		23,704	4.7%
		47,899	9.5%
Financial Services
* Berkshire Hathaway Inc. Class B	49,440	5,499	1.1%
Wells Fargo & Co.	132,633	5,449	1.1%
JPMorgan Chase & Co.	103,834	5,247	1.0%

10

Russell 3000 Index Fund

		Market	Percentage
		Value	of Net
	Shares	($000)	Assets
Bank of America Corp.	296,154	4,182	0.8%
Citigroup Inc.	83,593	4,040	0.8%
Visa Inc. Class A	14,353	2,503	0.5%
Mastercard Inc. Class A	3,211	1,946	0.4%
Goldman Sachs Group Inc.	12,596	1,916	0.4%
* American International Group Inc.	40,558	1,884	0.4%
American Express Co.	26,029	1,872	0.4%
Financial Services—Other †		60,548	12.0%
		95,086	18.9%
Health Care
Johnson & Johnson	77,165	6,668	1.3%
Pfizer Inc.	183,733	5,183	1.0%
Merck & Co. Inc.	82,954	3,923	0.8%
* Gilead Sciences Inc.	41,904	2,526	0.5%
Amgen Inc.	20,604	2,245	0.5%
UnitedHealth Group Inc.	28,022	2,010	0.4%
Bristol-Myers Squibb Co.	45,124	1,881	0.4%
Health Care—Other †		38,126	7.6%
		62,562	12.5%

Materials & Processing †		21,870	4.4%

Producer Durables
General Electric Co.	284,060	6,573	1.3%
United Technologies Corp.	25,255	2,528	0.5%
Boeing Co.	20,843	2,166	0.5%
3M Co.	18,961	2,154	0.4%
Union Pacific Corp.	12,824	1,969	0.4%
Producer Durables—Other †		41,666	8.3%
		57,056	11.4%
Technology
Apple Inc.	25,787	12,560	2.5%
Microsoft Corp.	229,419	7,663	1.5%
* Google Inc. Class A	7,409	6,275	1.3%
International Business Machines Corp.	28,599	5,213	1.0%
Cisco Systems Inc.	146,818	3,422	0.7%
QUALCOMM Inc.	47,467	3,146	0.6%
Oracle Corp.	97,536	3,107	0.6%
Intel Corp.	136,562	3,002	0.6%
* Facebook Inc. Class A	46,804	1,932	0.4%
Technology—Other †		30,835	6.2%
		77,155	15.4%
Utilities
AT&T Inc.	147,798	5,000	1.0%
Verizon Communications Inc.	78,597	3,724	0.7%
Utilities—Other †		18,123	3.6%
		26,847	5.3%
Total Common Stocks (Cost $438,904)		501,541	99.9%[1]

11

Russell 3000 Index Fund

			Market	Percentage
			Value	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.122%	40,000	40	0.0%

4U.S. Government and Agency Obligations †			200	0.1%
Total Temporary Cash Investments (Cost $240)			240	0.1%[1]
[5]Total Investments (Cost $439,144)			501,781	100.0%
Other Assets and Liabilities
Other Assets			13,578	2.7%
Liabilities[2]			(13,546)	(2.7%)
			32	0.0%
Net Assets			501,813	100.0%

At August 31, 2013, net assets consisted of:

				Amount
				($000)
Paid-in Capital				439,288
Undistributed Net Investment Income				1,833
Accumulated Net Realized Losses				(1,940)
Unrealized Appreciation (Depreciation)
Investment Securities				62,637
Futures Contracts				(5)
Net Assets				501,813

Institutional Shares—Net Assets
Applicable to 2,904,370 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				426,019
Net Asset Value Per Share—Institutional Shares				$146.68

ETF Shares—Net Assets
Applicable to 1,000,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				75,794
Net Asset Value Per Share—ETF Shares				$75.79

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Includes $40,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
5 The total value of securities on loan is $40,000.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Russell 3000 Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Dividends	7,415
Interest[1]	8
Securities Lending	5
Total Income	7,428
Expenses
The Vanguard Group—Note B
Investment Advisory Services	33
Management and Administrative—Institutional Shares	18
Management and Administrative—ETF Shares	36
Marketing and Distribution—Institutional Shares	61
Marketing and Distribution—ETF Shares	12
Custodian Fees	121
Auditing Fees	26
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	2
Total Expenses	309
Net Investment Income	7,119
Realized Net Gain (Loss)
Investment Securities Sold	(122)
Futures Contracts	471
Realized Net Gain (Loss)	349
Change in Unrealized Appreciation (Depreciation)
Investment Securities	54,846
Futures Contracts	(32)
Change in Unrealized Appreciation (Depreciation)	54,814
Net Increase (Decrease) in Net Assets Resulting from Operations	62,282
1 Interest income from an affiliated company of the fund was $6,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Russell 3000 Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,119	1,936
Realized Net Gain (Loss)	349	2,791
Change in Unrealized Appreciation (Depreciation)	54,814	9,509
Net Increase (Decrease) in Net Assets Resulting from Operations	62,282	14,236
Distributions
Net Investment Income
Institutional Shares	(5,025)	(1,029)
ETF Shares	(898)	(465)
Realized Capital Gain
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(5,923)	(1,494)
Capital Share Transactions
Institutional Shares	250,923	81,675
ETF Shares	29,491	13,646
Net Increase (Decrease) from Capital Share Transactions	280,414	95,321
Total Increase (Decrease)	336,773	108,063
Net Assets
Beginning of Period	165,040	56,977
End of Period[1]	501,813	165,040
1 Net Assets—End of Period includes undistributed net investment income of $1,833,000 and $636,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Russell 3000 Index Fund

Financial Highlights

Institutional Shares
			Nov. 1,
	Year Ended		2010[1] to
	August 31,		August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$124.40	$108.32	$104.44
Investment Operations
Net Investment Income	2.630	2.087	1.494
Net Realized and Unrealized Gain (Loss) on Investments	22.226	15.972	3.650
Total from Investment Operations	24.856	18.059	5.144
Distributions
Dividends from Net Investment Income	(2.576)	(1.979)	(1.264)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(2.576)	(1.979)	(1.264)
Net Asset Value, End of Period	$146.68	$124.40	$108.32

Total Return	20.21%	16.89%	4.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$426	$126	$35
Ratio of Total Expenses to Average Net Assets	0.08%	0.08%	0.08%[2]
Ratio of Net Investment Income to Average Net Assets	2.10%	2.06%	1.78%[2]
Portfolio Turnover Rate[3]	16%	20%	32%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Russell 3000 Index Fund

Financial Highlights

ETF Shares
			Sept. 20,
	Year Ended		2010[1] to
	August 31,		August 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$64.28	$55.97	$51.86
Investment Operations
Net Investment Income	1.313	1.037	.819
Net Realized and Unrealized Gain (Loss) on Investments	11.484	8.255	3.924
Total from Investment Operations	12.797	9.292	4.743
Distributions
Dividends from Net Investment Income	(1.287)	(.982)	(.633)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.287)	(.982)	(.633)
Net Asset Value, End of Period	$75.79	$64.28	$55.97

Total Return	20.14%	16.80%	9.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$76	$39	$22
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.03%	1.99%	1.71%[2]
Portfolio Turnover Rate[3]	16%	20%	32%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Russell 3000 Index Fund

Notes to Financial Statements

Vanguard Russell 3000 Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Institutional Shares and ETF Shares. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund may use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values.

17

Russell 3000 Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2011–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund may lend its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of pre-qualified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund, provided that such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $58,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

18

Russell 3000 Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	501,541	—	—
Temporary Cash Investments	40	200	—
Futures Contracts—Liabilities[1]	(2)	—	—
Total	501,579	200	—
1 Represents variation margin on the last day of the reporting period.

D. At August 31, 2013, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	September 2013	1	101	(2)
E-mini S&P 500 Index	September 2013	2	163	(3)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2013, the fund had $1,881,000 of ordinary income available for distribution. The fund used capital loss carryforwards of $875,000 to offset taxable capital gains realized during the year ended August 31, 2013. At August 31, 2013, the fund had available capital losses totaling $1,357,000 that may be carried forward indefinitely to offset future net capital gains.

19

Russell 3000 Index Fund

At August 31, 2013, the cost of investment securities for tax purposes was $439,744,000. Net unrealized appreciation of investment securities for tax purposes was $62,037,000, consisting of unrealized gains of $67,823,000 on securities that had risen in value since their purchase and $5,786,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended August 31, 2013, the fund purchased $335,747,000 of investment securities and sold $53,257,000 of investment securities, other than temporary cash investments. Purchases and sales include $29,501,000 and $0, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Institutional Shares
Issued	298,341	2,238	96,532	830
Issued in Lieu of Cash Distributions	5,025	37	1,029	9
Redeemed	(52,443)	(387)	(15,886)	(142)
Net Increase (Decrease)—Institutional Shares	250,923	1,888	81,675	697
ETF Shares
Issued	29,491	400	37,746	600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(24,100)	(400)
Net Increase (Decrease)—ETF Shares	29,491	400	13,646	200

H. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition or disclosure in these financial statements.

20

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 3000 Index Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Russell 3000 Index Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 16, 2013

Special 2013 tax information (unaudited) for Vanguard Russell 3000 Index Fund
This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $5,923,000 of qualified dividend income to shareholders during the fiscal year.
For corporate shareholders, 93.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

21

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2013. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for one share class only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Russell 3000 Index Fund ETF Shares
Periods Ended August 31, 2013
		Since
	One	Inception
	Year	(9/20/2010)
Returns Before Taxes	20.14%	15.56
Returns After Taxes on Distributions	19.71	15.25
Returns After Taxes on Distributions and Sale of Fund Shares	11.87	12.27

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended August 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Russell 3000 Index Fund	2/28/2013	8/31/2013	Period
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,093.58	$0.42
ETF Shares	1,000.00	1,093.13	0.79
Based on Hypothetical 5% Yearly Return
Institutional Shares	$1,000.00	$1,024.80	$0.41
ETF Shares	1,000.00	1,024.45	0.77

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.08% for Institutional Shares and 0.15% for ETF Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Russell 3000 Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Equity Investment Group—serves as investment advisor to the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2010, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangement.

Investment performance
The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of the report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

26

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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All comparative mutual fund data are from Lipper, a
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otherwise noted.

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calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q18540 102013

Annual Report | August 31, 2013

Vanguard Sector Bond Index Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Short-Term Government Bond Index Fund.	10
Intermediate-Term Government Bond Index Fund.	27
Long-Term Government Bond Index Fund.	44
Short-Term Corporate Bond Index Fund.	60
Intermediate-Term Corporate Bond Index Fund.	104
Long-Term Corporate Bond Index Fund.	144
Mortgage-Backed Securities Index Fund.	181
About Your Fund’s Expenses.	202
Trustees Approve Advisory Arrangement.	205
Glossary.	206

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship's wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMS Vanguard, another ship of that era, served as the flagship for Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Government Bond Index Fund
Signal® Shares	0.24%	0.26%	-0.24%	0.02%
Institutional Shares	0.27	0.29	-0.23	0.06
ETF Shares	0.24
Market Price				0.03
Net Asset Value				0.04
Barclays U.S. 1–3 Year Government Float
Adjusted Index				0.16
Short U.S. Government Funds Average				-0.71
Short U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Intermediate-Term Government Bond Index Fund
Signal Shares	1.47%	1.27%	-4.48%	-3.21%
Institutional Shares	1.50	1.29	-4.46	-3.17
ETF Shares	1.47
Market Price				-3.18
Net Asset Value				-3.18
Barclays U.S. 3–10 Year Government Float
Adjusted Index				-2.99
Intermediate U.S. Government Funds Average				-3.24

Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Signal Shares and Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. No. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Government Bond Index Fund
Signal Shares	3.49%	2.42%	-15.55%	-13.13%
Institutional Shares	3.52	2.46	-15.56	-13.10
ETF Shares	3.49
Market Price				-13.07
Net Asset Value				-13.13
Barclays U.S. Long Government Float Adjusted
Index				-12.46
General U.S. Government Funds Average				-4.20
General U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Short-Term Corporate Bond Index Fund
Signal Shares	1.63%	1.90%	-0.87%	1.03%
Institutional Shares	1.66	1.93	-0.87	1.06
ETF Shares	1.63
Market Price				0.93
Net Asset Value				1.03
Barclays U.S. 1–5 Year Corporate Bond Index				1.29
Short-Intermediate Investment-Grade Debt Funds
Average				-0.24
Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Intermediate-Term Corporate Bond Index Fund
Signal Shares	3.58%	3.04%	-4.66%	-1.62%
Institutional Shares	3.61	3.07	-4.68	-1.61
ETF Shares	3.58
Market Price				-1.94
Net Asset Value				-1.64
Barclays U.S. 5–10 Year Corporate Bond Index				-1.27
Intermediate Investment-Grade Debt Funds
Average				-1.73

Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Signal Shares and Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. No. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2013

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Corporate Bond Index Fund
Signal Shares	5.17%	4.13%	-10.70%	-6.57%
Institutional Shares	5.20	4.16	-10.66	-6.50
ETF Shares	5.17
Market Price				-7.76
Net Asset Value				-6.55
Barclays U.S. 10+ Year Corporate Bond Index				-6.09
Corporate Debt Funds BBB-Rated Average				-1.05
Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Vanguard Mortgage-Backed Securities Index Fund
Signal Shares	0.95%	0.55%	-2.90%	-2.35%
ETF Shares	0.95
Market Price				-2.60
Net Asset Value				-2.36
Barclays U.S. MBS Float Adjusted Index				-2.03
U.S. Mortgage Funds Average				-1.47
U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Signal Shares and Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. No. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Chairman’s Letter

Dear Shareholder,

The year ended August 31, 2013, was difficult for the U.S. bond market. Prices dropped after the Federal Reserve chairman indicated that a key support for the bond market—the central bank’s large-scale purchases of U.S. Treasury bonds and mortgage-backed securities—might be reduced earlier than many anticipated.

The Vanguard Sector Bond Index Funds produced a wide span of returns from narrowly positive to sharply negative. Returns for the government funds ranged from 0.04% for the short-term fund to –13.13% for the long-term fund. The range for the corporate funds was 1.03% for the short-term fund to –6.55% for the long-term fund. The Mortgage-Backed Securities Index Fund returned –2.36%. (The returns cited in this letter are for the funds’ ETF Shares, based on net asset value.)

Six of the seven funds posted increases in the 30-day SEC yields for their ETF Shares during the period (bond prices and yields move in opposite directions). The exception was the mortgage-backed fund, which finished the period at 0.95%, compared with 1.12% a year earlier. Mortgage-backed securities can respond differently from other types of bonds to interest rate changes.

After the close of the period, we announced that we would make Admiral Shares available for certain Vanguard index funds while streamlining our share class offerings through the phaseout of Signal Shares. For the Vanguard Sector Bond Index Funds, Signal Shares have been renamed Admiral Shares. Individuals who directly invest a minimum of $10,000 can qualify for Admiral Shares.

We also announced that we had eliminated the purchase fee for the Short-Term Corporate Bond Index Fund and reduced the purchase fee, from 0.50% to 0.25%, for the Intermediate-Term Corporate Bond Index Fund.

Bond returns turned negative amid worry about the Fed’s next move
The overall bond market generated slightly positive returns through the first eight months of the period before reversing course in May, following comments by the Federal Reserve that it might scale back its stimulative bond-buying program. The broad U.S. taxable bond market returned –2.47%, while municipal bonds posted a –3.70% result for the period.

Returns for money market funds and savings accounts were minuscule as the Fed’s target for short-term rates remained between 0% and 0.25%.

Stocks posted robust results despite setbacks at the finish
U.S. stocks advanced about 20% for the 12 months ended August 31, despite slipping in June and August. Through most of the fiscal year, stocks surged as the economy continued to show modest growth and investors appeared more receptive to risk.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2013
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	-2.47%	2.58%	4.93%
Barclays Municipal Bond Index (Broad tax-exempt market)	-3.70	2.45	4.52
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.17

Stocks
Russell 1000 Index (Large-caps)	19.84%	18.74%	7.59%
Russell 2000 Index (Small-caps)	26.27	20.50	7.98
Russell 3000 Index (Broad U.S. market)	20.32	18.87	7.63
MSCI All Country World Index ex USA (International)	12.98	6.93	1.48

CPI
Consumer Price Index	1.52%	2.32%	1.32%

Much of the market’s recent weakness was linked to fears about the Fed’s plans. Heightened strife in the Middle East also contributed to anxiety in the global markets.

International stocks in aggregate finished with a return of about 13%. Developed markets in the Pacific region and Europe posted results closer to those of the United States. Returns for emerging-market stocks were virtually flat as economic growth slowed in China and Brazil.

Although global economic worries and tensions over conflicts abroad have unsettled markets, Jonathan Lemco, a senior sovereign debt analyst in the Vanguard Taxable Credit Research Group, pointed out that investors can still manage risks amid international instability. “Vanguard believes a diversified portfolio is the best way to spread the risk of geopolitical uncertainty,” he said.

Expense Ratios
Your Fund Compared With Its Peer Group

	Signal	Institutional	ETF	Peer Group
	Shares	Shares	Shares	Average
Short-Term Government Bond Index
Fund	0.12%	0.09%	0.12%	0.80%
Intermediate-Term Government Bond
Index Fund	0.12	0.09	0.12	0.96
Long-Term Government Bond Index
Fund	0.12	0.09	0.12	1.09
Short-Term Corporate Bond Index Fund	0.12	0.09	0.12	0.86
Intermediate-Term Corporate Bond
Index Fund	0.12	0.09	0.12	0.86
Long-Term Corporate Bond Index Fund	0.12	0.09	0.12	0.97
Mortgage-Backed Securities Index
Fund	0.12	—	0.12	0.89

The fund expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the funds’ expense ratios were: for the Short-Term Government Bond Index Fund, 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Intermediate-Term Government Bond Index Fund, 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Long-Term Government Bond Index Fund, 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Short-Term Corporate Bond Index Fund, 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Long-Term Corporate Bond Index Fund, 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; and for the Mortgage-Backed Securities Index Fund, 0.12% for Signal Shares and 0.12% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2012.

Peer groups: For the Short-Term Government Bond Index Fund, Short U.S. Government Funds; for the Intermediate-Term Government Bond Index Fund, Intermediate U.S. Government Funds; for the Long-Term Government Bond Index Fund, General U.S. Government Funds; for the Short-Term Corporate Bond Index Fund, Short-Intermediate Investment-Grade Debt Funds; for the Intermediate-Term Corporate Bond Index Fund, Intermediate Investment-Grade Debt Funds; for the Long-Term Corporate Bond Index Fund, Corporate BBB-Rated Debt Funds; for the Mortgage-Backed Securities Index Fund, U.S. Mortgage Funds.

Yields marched higher, pressuring bond returns

A rise in bond yields started to accelerate in May in the wake of hints, and then more expansive comments, from the Fed that it might scale back its bond-buying program earlier than originally thought. Because the nation’s central bank is such a large presence in the bond market, investors feared that its reduced demand would lower bond prices and crimp returns.

We can expect that the funds’ results will continue to be influenced by the actions of the Fed and by investors’ perceptions of what those actions will be. Of course, peering into the future is fraught with uncertainty, and the unprecedented steps taken by the Fed (and other central banks) have left us sailing in uncharted waters.

What does seem certain is that the timing of the Fed’s actions will be determined by the evolving conditions in the U.S. economy.

Among the government funds, the Short-Term Government Bond Index Fund’s barely positive return made it the best performer, reflecting the fund’s shorter duration, a gauge of interest rate sensitivity. Conversely, the Long-Term Government Bond Index Fund suffered the steepest decline, a consequence of its longer duration. A similar pattern was seen with the corporate funds, although they fared better than their government counterparts. Because the Fed’s buying has been targeted at government securities, investors apparently didn’t think the

Yields of U.S. Treasury Securities
	August 31,	August 31,
Maturity	2012	2013
2 years	0.22%	0.40%
3 years	0.29	0.77
5 years	0.59	1.61
10 years	1.56	2.76
30 years	2.68	3.72
Source: Vanguard.

Fed’s anticipated pullback would have as much of an effect on the corporate segment of the market.

The Mortgage-Backed Securities Index Fund invests primarily in U.S. agency mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac. Investors anticipated that demand for these securities would fall when the Fed begins to taper its purchases.

Whether it’s stocks or bonds, market-timing is ill-advised

Many investors who owned stocks during the financial crisis probably still have a healthy respect for the unpredictability of that asset class. The crisis was tough to go through, but investors who stayed the course benefited from the strong rally that followed.

Bonds are going through a rough patch of late. Investors have seen rates move higher and prices fall, and many are wondering how they can reposition their bond holdings to avoid further pain. Should they shift to shorter-duration bonds, to higher-quality bonds, or even to cash and wait it out on the sidelines?

While it’s understandable to want to sidestep potential losses, keep in mind that preparing your portfolio for higher interest rates is essentially an attempt to time the market, and that’s no easier with bonds than it is with stocks. This point was highlighted in a recent Vanguard report on rates and bonds, which said: “Interest rate movements rarely conform to expectations. … Just because interest rates are low doesn’t mean they can’t go lower or that they must go higher.” (You can find the full report, Risk of Loss: Should the Prospect of Rising Rates Push Investors From High-Quality Bonds?, at vanguard.com/research.)

The authors’ conclusion will sound familiar to many Vanguard investors: Avoid the temptation to make abrupt adjustments to your asset allocation. The authors also remind investors that bonds remain one of the best diversifiers of equity market risk and that “they will likely provide downside protection to balanced investors over the long term.”

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 16, 2013

Your Fund’s Performance at a Glance
August 31, 2012, Through August 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Government Bond Index
Fund
Signal Shares	$20.35	$20.27	$0.053	$0.032
Institutional Shares	25.57	25.47	0.075	0.041
ETF Shares	60.98	60.75	0.158	0.096
Vanguard Intermediate-Term Government
Bond Index Fund
Signal Shares	$22.50	$21.27	$0.292	$0.230
Institutional Shares	27.91	26.39	0.368	0.285
ETF Shares	66.58	62.96	0.861	0.680
Vanguard Long-Term Government Bond Index
Fund
Signal Shares	$26.48	$22.32	$0.693	$0.048
Institutional Shares	33.60	28.32	0.890	0.061
ETF Shares	78.69	66.33	2.056	0.143
Vanguard Short-Term Corporate Bond Index
Fund
Signal Shares	$21.73	$21.51	$0.413	$0.032
Institutional Shares	26.60	26.33	0.514	0.039
ETF Shares	79.78	78.97	1.517	0.117
Vanguard Intermediate-Term Corporate Bond
Index Fund
Signal Shares	$23.40	$22.20	$0.731	$0.116
Institutional Shares	28.93	27.44	0.913	0.143
ETF Shares	86.78	82.31	2.713	0.430
Vanguard Long-Term Corporate Bond Index
Fund
Signal Shares	$24.74	$22.04	$1.078	$0.060
Institutional Shares	30.71	27.37	1.347	0.075
ETF Shares	92.15	82.11	4.018	0.224
Vanguard Mortgage-Backed Securities Index
Fund
Signal Shares	$21.06	$20.35	$0.118	$0.102
ETF Shares	52.63	50.85	0.294	0.254

Short-Term Government Bond Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Signal	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VSBSX	VSBIX	VGSH
Expense Ratio[1]	0.12%	0.09%	0.12%
30-Day SEC Yield	0.24%	0.27%	0.24%

Financial Attributes

		Barclays
		1–3 Year
		Gov’t	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	109	412	8,445
Yield to Maturity
(before expenses)	0.4%	0.4%	2.4%
Average Coupon	1.3%	1.5%	3.3%
Average Duration	1.9 years	1.9 years	5.5 years
Average Effective
Maturity	1.9 years	1.9 years	7.4 years
Short-Term
Reserves	1.0%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	1–3 Year
	Gov’t	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.98	0.53
Beta	1.04	0.14
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		2.0%
1 - 3 Years		97.8
3 - 5 Years		0.2

Distribution by Credit Quality (% of portfolio)
U.S. Government		99.4%
Aaa		0.6

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares.

Short-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013

			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment

	Short-Term Government Bond Index
	Fund ETF Shares Net Asset Value	0.04%	0.93%	$10,355
	Short-Term Government Bond Index
	Fund ETF Shares Market Price	0.03	0.94	10,359
	Barclays U.S. 1–3 Year Government
••••••••	Float Adjusted Index	0.16	1.06	10,406

– – – –	Short U.S. Government Funds
	Average	-0.71	1.04	10,399
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	-2.41	3.91	11,560

For a benchmark description, see the Glossary.

Short U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Short-Term Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/28/2009)	Investment
Short-Term Government Bond Index Fund
Signal Shares	0.02%	1.08%	$10,404
Barclays U.S. 1–3 Year Government Float
Adjusted Index	0.16	1.21	10,450
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-2.41	4.32	11,680

"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(8/23/2010)	Investment
Short-Term Government Bond Index Fund
Institutional Shares	0.06%	0.65%	$5,099,196
Barclays U.S. 1–3 Year Government Float
Adjusted Index	0.16	0.73	5,111,877
Barclays U.S. Aggregate Float Adjusted
Index	-2.41	2.75	5,427,403

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2013

		Since
	One	Inception
	Year	(11/19/2009)
Short-Term Government Bond Index Fund ETF
Shares Market Price	0.03%	3.59%
Short-Term Government Bond Index Fund ETF
Shares Net Asset Value	0.04	3.55
Barclays U.S. 1–3 Year Government Float Adjusted
Index	0.16	4.06

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Short-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2013
		Barclays
		1–3 Year
		Gov’t
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	1.69%	1.83%
2011	1.39	1.53
2012	0.40	0.50
2013	0.04	0.16

Average Annual Total Returns: Periods Ended June 30, 2013

This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.

Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Signal Shares	12/28/2009	0.24%	0.53%	0.60%	1.13%
Institutional Shares	8/23/2010	0.28	0.54	0.14	0.68
ETF Shares	11/19/2009
Market Price		0.26			0.98
Net Asset Value		0.23			0.96

Short-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.2%)
U.S. Government Securities (88.0%)
United States Treasury Note/Bond	2.375%	8/31/14	5,080	5,191
United States Treasury Note/Bond	0.250%	9/15/14	6,935	6,942
United States Treasury Note/Bond	0.250%	9/30/14	8,480	8,488
United States Treasury Note/Bond	2.375%	9/30/14	170	174
United States Treasury Note/Bond	0.500%	10/15/14	4,295	4,310
United States Treasury Note/Bond	2.375%	10/31/14	30	31
United States Treasury Note/Bond	0.375%	11/15/14	9,305	9,324
United States Treasury Note/Bond	4.250%	11/15/14	2,745	2,878
United States Treasury Note/Bond	0.250%	11/30/14	4,595	4,597
United States Treasury Note/Bond	2.125%	11/30/14	4,655	4,766
United States Treasury Note/Bond	0.250%	12/15/14	8,175	8,179
United States Treasury Note/Bond	0.125%	12/31/14	551	550
United States Treasury Note/Bond	2.625%	12/31/14	6,925	7,144
United States Treasury Note/Bond	0.250%	1/15/15	2,625	2,625
United States Treasury Note/Bond	2.250%	1/31/15	8,640	8,880
United States Treasury Note/Bond	0.250%	2/15/15	5,381	5,379
United States Treasury Note/Bond	4.000%	2/15/15	7,210	7,596
United States Treasury Note/Bond	0.250%	2/28/15	6,860	6,857
United States Treasury Note/Bond	2.375%	2/28/15	6,525	6,727
United States Treasury Note/Bond	0.375%	3/15/15	6,545	6,553
United States Treasury Note/Bond	0.250%	3/31/15	4,095	4,091
United States Treasury Note/Bond	2.500%	3/31/15	8,690	8,987
United States Treasury Note/Bond	0.375%	4/15/15	450	450
United States Treasury Note/Bond	0.125%	4/30/15	4,000	3,987
United States Treasury Note/Bond	2.500%	4/30/15	4,865	5,039
United States Treasury Note/Bond	0.250%	5/15/15	4,750	4,743
United States Treasury Note/Bond	4.125%	5/15/15	3,845	4,090
United States Treasury Note/Bond	0.250%	5/31/15	10,260	10,242
United States Treasury Note/Bond	2.125%	5/31/15	4,600	4,741
United States Treasury Note/Bond	0.375%	6/15/15	11,510	11,512
United States Treasury Note/Bond	1.875%	6/30/15	1,570	1,613
United States Treasury Note/Bond	0.250%	7/15/15	4,510	4,499
United States Treasury Note/Bond	0.250%	7/31/15	3,675	3,665
United States Treasury Note/Bond	1.750%	7/31/15	3,380	3,467
United States Treasury Note/Bond	0.250%	8/15/15	5,075	5,059
United States Treasury Note/Bond	4.250%	8/15/15	9,030	9,702
United States Treasury Note/Bond	0.375%	8/31/15	3,000	2,998

Short-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.250%	8/31/15	7,315	7,436
United States Treasury Note/Bond	0.250%	9/15/15	6,250	6,228
United States Treasury Note/Bond	0.250%	10/15/15	9,605	9,564
United States Treasury Note/Bond	1.250%	10/31/15	750	763
United States Treasury Note/Bond	1.375%	11/30/15	8,575	8,742
United States Treasury Note/Bond	0.250%	12/15/15	8,400	8,350
United States Treasury Note/Bond	2.125%	12/31/15	1,750	1,815
United States Treasury Note/Bond	2.000%	1/31/16	9,725	10,062
United States Treasury Note/Bond	0.375%	2/15/16	8,130	8,091
United States Treasury Note/Bond	0.375%	3/15/16	13,225	13,146
United States Treasury Note/Bond	0.250%	4/15/16	7,530	7,455
United States Treasury Note/Bond	2.000%	4/30/16	300	311
United States Treasury Note/Bond	0.250%	5/15/16	6,065	5,997
United States Treasury Note/Bond	5.125%	5/15/16	2,500	2,798
United States Treasury Note/Bond	7.250%	5/15/16	750	882
United States Treasury Note/Bond	1.750%	5/31/16	6,920	7,117
United States Treasury Note/Bond	3.250%	5/31/16	1,000	1,069
United States Treasury Note/Bond	0.500%	6/15/16	2,675	2,660
United States Treasury Note/Bond	1.500%	6/30/16	4,500	4,596
United States Treasury Note/Bond	3.250%	6/30/16	3,075	3,292
United States Treasury Note/Bond	0.625%	7/15/16	3,780	3,768
United States Treasury Note/Bond	1.500%	7/31/16	4,681	4,779
United States Treasury Note/Bond	3.250%	7/31/16	3,018	3,234
United States Treasury Note/Bond	0.625%	8/15/16	3,200	3,186
United States Treasury Note/Bond	4.875%	8/15/16	2,175	2,433
United States Treasury Note/Bond	1.000%	8/31/16	4,700	4,726
United States Treasury Note/Bond	3.000%	8/31/16	3,100	3,301
				331,877
Agency Bonds and Notes (11.2%)
1 Federal Agricultural Mortgage Corp.	2.125%	9/15/15	50	52
1 Federal Farm Credit Banks	1.625%	11/19/14	50	51
1 Federal Farm Credit Banks	0.270%	2/24/15	750	749
1 Federal Farm Credit Banks	0.500%	6/23/15	200	200
1 Federal Farm Credit Banks	1.500%	11/16/15	50	51
1 Federal Farm Credit Banks	1.050%	3/28/16	100	101
1 Federal Home Loan Banks	4.500%	11/14/14	100	105
1 Federal Home Loan Banks	2.750%	12/12/14	675	695
1 Federal Home Loan Banks	0.250%	1/16/15	1,690	1,689
1 Federal Home Loan Banks	0.250%	2/20/15	600	600
1 Federal Home Loan Banks	0.375%	8/28/15	1,400	1,398
1 Federal Home Loan Banks	0.500%	11/20/15	2,480	2,479
1 Federal Home Loan Banks	3.125%	3/11/16	425	450
1 Federal Home Loan Banks	0.375%	6/24/16	1,625	1,608
2 Federal Home Loan Mortgage Corp.	0.500%	9/19/14	475	476
2 Federal Home Loan Mortgage Corp.	0.750%	11/25/14	1,430	1,439
2 Federal Home Loan Mortgage Corp.	0.625%	12/29/14	2,555	2,567
2 Federal Home Loan Mortgage Corp.	4.500%	1/15/15	50	53
2 Federal Home Loan Mortgage Corp.	2.875%	2/9/15	675	700
2 Federal Home Loan Mortgage Corp.	0.500%	4/17/15	1,000	1,002
2 Federal Home Loan Mortgage Corp.	4.375%	7/17/15	500	537
2 Federal Home Loan Mortgage Corp.	1.750%	9/10/15	2,790	2,861
2 Federal Home Loan Mortgage Corp.	4.750%	11/17/15	500	546
2 Federal Home Loan Mortgage Corp.	0.500%	5/13/16	1,700	1,688
2 Federal Home Loan Mortgage Corp.	2.500%	5/27/16	980	1,026

Short-Term Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	250	283
2	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	525	542
2	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	850	848
2	Federal National Mortgage Assn.	0.625%	10/30/14	2,100	2,110
2	Federal National Mortgage Assn.	2.625%	11/20/14	2,215	2,279
2	Federal National Mortgage Assn.	0.750%	12/19/14	500	503
2	Federal National Mortgage Assn.	0.375%	3/16/15	2,055	2,056
2	Federal National Mortgage Assn.	0.500%	5/27/15	600	602
2	Federal National Mortgage Assn.	0.500%	7/2/15	475	476
2	Federal National Mortgage Assn.	0.500%	9/28/15	2,935	2,936
2	Federal National Mortgage Assn.	4.375%	10/15/15	975	1,054
2	Federal National Mortgage Assn.	1.625%	10/26/15	75	77
2	Federal National Mortgage Assn.	0.375%	12/21/15	300	299
2	Federal National Mortgage Assn.	5.000%	3/15/16	25	28
2	Federal National Mortgage Assn.	0.500%	3/30/16	1,325	1,318
2	Federal National Mortgage Assn.	2.375%	4/11/16	800	834
2	Federal National Mortgage Assn.	0.375%	7/5/16	1,725	1,703
2	Federal National Mortgage Assn.	0.625%	8/26/16	1,000	992
	Private Export Funding Corp.	3.050%	10/15/14	175	180
					42,243
Total U.S. Government and Agency Obligations (Cost $374,558)					374,120

				Shares
Temporary Cash Investment (1.0%)
Money Market Fund (1.0%)
3	Vanguard Market Liquidity Fund (Cost $3,693)	0.122%		3,693,000	3,693
Total Investments (100.2%) (Cost $378,251)					377,813
Other Assets and Liabilities (-0.2%)
Other Assets					21,809
Liabilities					(22,393)
					(584)
Net Assets (100%)					377,229

Short-Term Government Bond Index Fund

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	377,344
Overdistributed Net Investment Income	(1)
Accumulated Net Realized Gains	324
Unrealized Appreciation (Depreciation)	(438)
Net Assets	377,229

Signal Shares—Net Assets
Applicable to 2,617,270 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	53,046
Net Asset Value Per Share—Signal Shares	$20.27

Institutional Shares—Net Assets
Applicable to 683,304 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	17,402
Net Asset Value Per Share—Institutional Shares	$25.47

ETF Shares—Net Assets
Applicable to 5,050,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	306,781
Net Asset Value Per Share—ETF Shares	$60.75

See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Statement of Assets and Liabilities
As of August 31, 2013

Market
Value
($000)
Assets
Investments in Securities, at Value
Unaffiliated Issuers	374,120
Affiliated Vanguard Funds	3,693
Total Investments in Securities	377,813
Receivables for Investment Securities Sold	20,348
Other Assets	1,461
Total Assets	399,622
Liabilities
Payables for Investment Securities Purchased	21,815
Other Liabilities	578
Total Liabilities	22,393
Net Assets	377,229

See Note A in Notes to Financial Statements.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Interest[1]	1,251
Total Income	1,251
Expenses
The Vanguard Group—Note B
Investment Advisory Services	9
Management and Administrative—Signal Shares	32
Management and Administrative—Institutional Shares	16
Management and Administrative—ETF Shares	189
Marketing and Distribution—Signal Shares	12
Marketing and Distribution—Institutional Shares	11
Marketing and Distribution—ETF Shares	61
Custodian Fees	2
Auditing Fees	42
Shareholders’ Reports—Signal Shares	1
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	7
Total Expenses	382
Net Investment Income	869
Realized Net Gain (Loss) on Investment Securities Sold	565
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,328)
Net Increase (Decrease) in Net Assets Resulting from Operations	106
1 Interest income from an affiliated company of the fund was $6,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	869	1,013
Realized Net Gain (Loss)	565	665
Change in Unrealized Appreciation (Depreciation)	(1,328)	(705)
Net Increase (Decrease) in Net Assets Resulting from Operations	106	973
Distributions
Net Investment Income
Signal Shares	(113)	(98)
Institutional Shares	(107)	(160)
ETF Shares	(651)	(745)
Realized Capital Gain[1]
Signal Shares	(61)	(22)
Institutional Shares	(65)	(57)
ETF Shares	(389)	(294)
Total Distributions	(1,386)	(1,376)
Capital Share Transactions
Signal Shares	16,393	26,194
Institutional Shares	(26,223)	10,460
ETF Shares	124,806	33,558
Net Increase (Decrease) from Capital Share Transactions	114,976	70,212
Total Increase (Decrease)	113,696	69,809
Net Assets
Beginning of Period	263,533	193,724
End of Period[2]	377,229	263,533

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $163,000 and $178,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($1,000) and $1,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

Signal Shares
				Dec. 28,
				2009[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$20.35	$20.39	$20.25	$19.92
Investment Operations
Net Investment Income	.053	.089	.134	.101
Net Realized and Unrealized Gain (Loss) on Investments	(.048)	(.007)	.149	.329
Total from Investment Operations	.005	.082	.283	.430
Distributions
Dividends from Net Investment Income	(.053)	(.087)	(.135)	(.100)
Distributions from Realized Capital Gains	(.032)	(.035)	(.008)	—
Total Distributions	(.085)	(.122)	(.143)	(.100)
Net Asset Value, End of Period	$20.27	$20.35	$20.39	$20.25

Total Return[2]	0.02%	0.40%	1.40%	2.16%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$53	$37	$11	$6
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.14%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	0.26%	0.44%	0.66%	0.84%[3]
Portfolio Turnover Rate[4]	73%	72%	69%	69%

1 Inception.

2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

3 Annualized.

4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

Institutional Shares
				Aug. 23,
				2010[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$25.57	$25.62	$25.45	$25.46
Investment Operations
Net Investment Income	.075	.121	.183	.005
Net Realized and Unrealized Gain (Loss) on Investments	(.059)	(.007)	.180	.003
Total from Investment Operations	.016	.114	.363	.008
Distributions
Dividends from Net Investment Income	(.075)	(.120)	(.183)	(.018)
Distributions from Realized Capital Gains	(.041)	(.044)	(.010)	—
Total Distributions	(.116)	(.164)	(.193)	(.018)
Net Asset Value, End of Period	$25.47	$25.57	$25.62	$25.45

Total Return[2]	0.06%	0.45%	1.43%	0.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17	$44	$33	$8
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%	0.09%[3]
Ratio of Net Investment Income to Average Net Assets	0.29%	0.47%	0.71%	0.90%[3]
Portfolio Turnover Rate[4]	73%	72%	69%	69%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Financial Highlights

ETF Shares
				Nov. 19,
				2009[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$60.98	$61.11	$60.70	$60.04
Investment Operations
Net Investment Income	.158	.270	.405	.349
Net Realized and Unrealized Gain (Loss) on Investments	(.134)	(.028)	.434	.660
Total from Investment Operations	.024	.242	.839	1.009
Distributions
Dividends from Net Investment Income	(.158)	(.267)	(.405)	(.349)
Distributions from Realized Capital Gains	(.096)	(.105)	(.024)	—
Total Distributions	(.254)	(.372)	(.429)	(.349)
Net Asset Value, End of Period	$60.75	$60.98	$61.11	$60.70

Total Return	0.04%	0.40%	1.39%	1.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$307	$183	$150	$79
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.14%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	0.26%	0.44%	0.66%	0.84%[2]
Portfolio Turnover Rate[3]	73%	72%	69%	69%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $45,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Short-Term Government Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	374,120	—
Temporary Cash Investments	3,693	—	—
Total	3,693	374,120	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $96,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $95,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2013, the fund had short-term and long-term capital gains of $62,000 and $262,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At August 31, 2013, the cost of investment securities for tax purposes was $378,251,000. Net unrealized depreciation of investment securities for tax purposes was $438,000, consisting of unrealized gains of $142,000 on securities that had risen in value since their purchase and $580,000 in unrealized losses on securities that had fallen in value since their purchase.

Short-Term Government Bond Index Fund

E. During the year ended August 31, 2013, the fund purchased $397,835,000 of investment securities and sold $278,453,000 of investment securities, other than temporary cash investments. Purchases and sales include $163,192,000 and $39,209,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Signal Shares
Issued[1]	38,480	1,895	42,585	2,095
Issued in Lieu of Cash Distributions	171	8	118	6
Redeemed	(22,258)	(1,096)	(16,509)	(812)
Net Increase (Decrease) —Signal Shares	16,393	807	26,194	1,289
Institutional Shares
Issued[1]	2,001	78	10,243	400
Issued in Lieu of Cash Distributions	166	7	217	9
Redeemed	(28,390)	(1,113)	—	—
Net Increase (Decrease) —Institutional Shares	(26,223)	(1,028)	10,460	409
ETF Shares
Issued[1]	164,370	2,700	45,749	750
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(39,564)	(650)	(12,191)	(200)
Net Increase (Decrease) —ETF Shares	124,806	2,050	33,558	550
1 Includes purchase fees for fiscal 2013 and 2012 of $17,000 and $8,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition in these financial statements. On October 16, 2013, Signal Shares were renamed Admiral Shares.

Intermediate-Term Government Bond Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Signal	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VSIGX	VIIGX	VGIT
Expense Ratio[1]	0.12%	0.09%	0.12%
30-Day SEC Yield	1.47%	1.50%	1.47%

Financial Attributes

		Barclays
		3–10 Year
		Gov’t	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	172	519	8,445
Yield to Maturity
(before expenses)	1.7%	1.7%	2.4%
Average Coupon	2.3%	2.1%	3.3%
Average Duration	5.1 years	5.1 years	5.5 years
Average Effective
Maturity	5.5 years	5.5 years	7.4 years
Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	3–10 Year
	Gov’t	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.86
Beta	1.01	1.20

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
1 - 3 Years	1.9%
3 - 5 Years	52.1
5 - 10 Years	46.0

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares.

Intermediate-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013

			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment
	Intermediate-Term Government Bond
	Index Fund ETF Shares Net Asset
	Value	-3.18%	3.69%	$11,469
	Intermediate-Term Government Bond
	Index Fund ETF Shares Market Price	-3.18	3.70	11,473
	Barclays U.S. 3–10 Year Government
••••••••	Float Adjusted Index	-2.99	3.83	11,529

– – – –	Intermediate U.S. Government Funds
	Average	-3.24	2.72	11,066
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	-2.41	3.91	11,560

For a benchmark description, see the Glossary.

Intermediate U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Intermediate-Term Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(8/4/2010)	Investment
Intermediate-Term Government Bond Index
Fund Signal Shares	-3.21%	2.72%	$10,860
Barclays U.S. 3–10 Year Government Float
Adjusted Index	-2.99	2.87	10,908
Barclays U.S. Aggregate Float Adjusted Index	-2.41	3.06	10,970

"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(3/19/2010)	Investment
Intermediate-Term Government Bond Index
Fund Institutional Shares	-3.17%	4.09%	$5,742,327
Barclays U.S. 3–10 Year Government Float
Adjusted Index	-2.99	4.22	5,765,915
Barclays U.S. Aggregate Float Adjusted
Index	-2.41	3.93	5,710,929

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2013

		Since
	One	Inception
	Year	(11/19/2009)
Intermediate-Term Government Bond Index Fund
ETF Shares Market Price	-3.18%	14.73%
Intermediate-Term Government Bond Index Fund
ETF Shares Net Asset Value	-3.18	14.69
Barclays U.S. 3–10 Year Government Float Adjusted
Index	-2.99	15.29

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Intermediate-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2013
		Barclays
		3–10 Year
		Gov’t
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	7.65%	7.76%
2011	5.30	5.53
2012	4.50	4.51
2013	-3.18	-2.99

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Signal Shares	8/4/2010	-1.53%	1.77%	1.38%	3.15%
Institutional Shares	3/19/2010	-1.51	1.90	2.65	4.55
ETF Shares	11/19/2009
Market Price		-1.60			4.08
Net Asset Value		-1.52			4.09

Intermediate-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.5%)
U.S. Government Securities (90.7%)
United States Treasury Note/Bond	4.875%	8/15/16	1,272	1,423
United States Treasury Note/Bond	1.000%	8/31/16	3,965	3,987
United States Treasury Note/Bond	3.000%	8/31/16	2,367	2,520
United States Treasury Note/Bond	1.000%	9/30/16	1,405	1,412
United States Treasury Note/Bond	3.000%	9/30/16	2,935	3,128
United States Treasury Note/Bond	1.000%	10/31/16	2,175	2,183
United States Treasury Note/Bond	3.125%	10/31/16	1,957	2,093
United States Treasury Note/Bond	4.625%	11/15/16	1,805	2,016
United States Treasury Note/Bond	7.500%	11/15/16	1,000	1,208
United States Treasury Note/Bond	0.875%	11/30/16	2,530	2,526
United States Treasury Note/Bond	2.750%	11/30/16	1,965	2,079
United States Treasury Note/Bond	0.875%	12/31/16	2,625	2,617
United States Treasury Note/Bond	3.250%	12/31/16	1,173	1,261
United States Treasury Note/Bond	0.875%	1/31/17	1,082	1,077
United States Treasury Note/Bond	3.125%	1/31/17	2,750	2,946
United States Treasury Note/Bond	4.625%	2/15/17	2,130	2,390
United States Treasury Note/Bond	0.875%	2/28/17	1,940	1,929
United States Treasury Note/Bond	3.000%	2/28/17	1,002	1,070
United States Treasury Note/Bond	1.000%	3/31/17	1,950	1,944
United States Treasury Note/Bond	3.250%	3/31/17	3,134	3,373
United States Treasury Note/Bond	0.875%	4/30/17	1,170	1,160
United States Treasury Note/Bond	3.125%	4/30/17	3,218	3,450
United States Treasury Note/Bond	4.500%	5/15/17	1,659	1,861
United States Treasury Note/Bond	8.750%	5/15/17	577	737
United States Treasury Note/Bond	0.625%	5/31/17	1,850	1,813
United States Treasury Note/Bond	2.750%	5/31/17	699	740
United States Treasury Note/Bond	0.750%	6/30/17	2,000	1,966
United States Treasury Note/Bond	2.500%	6/30/17	1,796	1,885
United States Treasury Note/Bond	0.500%	7/31/17	2,615	2,541
United States Treasury Note/Bond	2.375%	7/31/17	1,648	1,720
United States Treasury Note/Bond	4.750%	8/15/17	1,224	1,391
United States Treasury Note/Bond	8.875%	8/15/17	1,320	1,711
United States Treasury Note/Bond	0.625%	8/31/17	1,845	1,798
United States Treasury Note/Bond	1.875%	8/31/17	1,811	1,855
United States Treasury Note/Bond	0.625%	9/30/17	1,200	1,167
United States Treasury Note/Bond	1.875%	9/30/17	2,923	2,991
United States Treasury Note/Bond	0.750%	10/31/17	490	478

Intermediate-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.875%	10/31/17	2,480	2,535
United States Treasury Note/Bond	4.250%	11/15/17	798	893
United States Treasury Note/Bond	0.625%	11/30/17	3,770	3,653
United States Treasury Note/Bond	2.250%	11/30/17	2,715	2,815
United States Treasury Note/Bond	0.750%	12/31/17	2,015	1,959
United States Treasury Note/Bond	2.750%	12/31/17	1,125	1,189
United States Treasury Note/Bond	0.875%	1/31/18	3,045	2,972
United States Treasury Note/Bond	2.625%	1/31/18	909	956
United States Treasury Note/Bond	3.500%	2/15/18	1,701	1,853
United States Treasury Note/Bond	0.750%	2/28/18	2,150	2,083
United States Treasury Note/Bond	2.750%	2/28/18	5,716	6,042
United States Treasury Note/Bond	0.750%	3/31/18	2,590	2,504
United States Treasury Note/Bond	2.875%	3/31/18	807	857
United States Treasury Note/Bond	0.625%	4/30/18	3,770	3,618
United States Treasury Note/Bond	2.625%	4/30/18	2,662	2,795
United States Treasury Note/Bond	3.875%	5/15/18	1,100	1,218
United States Treasury Note/Bond	9.125%	5/15/18	1,260	1,698
United States Treasury Note/Bond	1.000%	5/31/18	187	182
United States Treasury Note/Bond	2.375%	5/31/18	1,702	1,767
United States Treasury Note/Bond	1.375%	6/30/18	4,220	4,180
United States Treasury Note/Bond	2.375%	6/30/18	1,955	2,028
United States Treasury Note/Bond	1.375%	7/31/18	2,250	2,226
United States Treasury Note/Bond	2.250%	7/31/18	1,570	1,618
United States Treasury Note/Bond	4.000%	8/15/18	1,155	1,289
United States Treasury Note/Bond	1.500%	8/31/18	5,300	5,267
United States Treasury Note/Bond	1.375%	9/30/18	2,355	2,323
United States Treasury Note/Bond	1.750%	10/31/18	2,145	2,152
United States Treasury Note/Bond	3.750%	11/15/18	3,332	3,675
United States Treasury Note/Bond	9.000%	11/15/18	133	182
United States Treasury Note/Bond	1.375%	11/30/18	610	600
United States Treasury Note/Bond	1.375%	12/31/18	840	824
United States Treasury Note/Bond	1.250%	1/31/19	2,800	2,724
United States Treasury Note/Bond	2.750%	2/15/19	2,697	2,832
United States Treasury Note/Bond	8.875%	2/15/19	369	507
United States Treasury Note/Bond	1.375%	2/28/19	2,550	2,493
United States Treasury Note/Bond	1.500%	3/31/19	2,340	2,299
United States Treasury Note/Bond	1.250%	4/30/19	1,450	1,402
United States Treasury Note/Bond	3.125%	5/15/19	2,458	2,629
United States Treasury Note/Bond	1.125%	5/31/19	1,310	1,255
United States Treasury Note/Bond	1.000%	6/30/19	1,175	1,116
United States Treasury Note/Bond	0.875%	7/31/19	1,695	1,593
United States Treasury Note/Bond	3.625%	8/15/19	1,392	1,525
United States Treasury Note/Bond	8.125%	8/15/19	93	126
United States Treasury Note/Bond	1.000%	8/31/19	2,340	2,211
United States Treasury Note/Bond	1.000%	9/30/19	300	283
United States Treasury Note/Bond	1.250%	10/31/19	450	430
United States Treasury Note/Bond	3.375%	11/15/19	2,950	3,193
United States Treasury Note/Bond	1.000%	11/30/19	1,980	1,858
United States Treasury Note/Bond	1.125%	12/31/19	275	260
United States Treasury Note/Bond	1.375%	1/31/20	277	265
United States Treasury Note/Bond	3.625%	2/15/20	4,525	4,959
United States Treasury Note/Bond	8.500%	2/15/20	60	84
United States Treasury Note/Bond	1.250%	2/29/20	1,060	1,004
United States Treasury Note/Bond	1.125%	3/31/20	1,100	1,031
United States Treasury Note/Bond	1.125%	4/30/20	1,925	1,800

Intermediate-Term Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.500%	5/15/20	1,699	1,847
United States Treasury Note/Bond	1.375%	5/31/20	2,700	2,563
United States Treasury Note/Bond	1.875%	6/30/20	2,450	2,399
United States Treasury Note/Bond	2.000%	7/31/20	1,850	1,823
United States Treasury Note/Bond	2.625%	8/15/20	3,929	4,036
United States Treasury Note/Bond	8.750%	8/15/20	250	357
United States Treasury Note/Bond	2.125%	8/31/20	2,000	1,984
United States Treasury Note/Bond	2.625%	11/15/20	6,627	6,782
United States Treasury Note/Bond	3.625%	2/15/21	4,055	4,420
United States Treasury Note/Bond	7.875%	2/15/21	716	992
United States Treasury Note/Bond	3.125%	5/15/21	3,042	3,200
United States Treasury Note/Bond	8.125%	5/15/21	1,040	1,467
United States Treasury Note/Bond	2.125%	8/15/21	4,900	4,777
United States Treasury Note/Bond	8.125%	8/15/21	925	1,311
United States Treasury Note/Bond	2.000%	11/15/21	2,923	2,810
United States Treasury Note/Bond	8.000%	11/15/21	3,580	5,065
United States Treasury Note/Bond	2.000%	2/15/22	3,370	3,222
United States Treasury Note/Bond	1.750%	5/15/22	3,425	3,191
United States Treasury Note/Bond	1.625%	8/15/22	3,865	3,541
United States Treasury Note/Bond	7.250%	8/15/22	350	482
United States Treasury Note/Bond	1.625%	11/15/22	4,720	4,299
United States Treasury Note/Bond	7.625%	11/15/22	175	247
United States Treasury Note/Bond	2.000%	2/15/23	4,875	4,573
United States Treasury Note/Bond	7.125%	2/15/23	475	654
United States Treasury Note/Bond	1.750%	5/15/23	4,820	4,396
United States Treasury Note/Bond	2.500%	8/15/23	3,000	2,928
				251,644
Agency Bonds and Notes (8.8%)
1 Federal Agricultural Mortgage Corp.	2.000%	7/27/16	50	52
1 Federal Farm Credit Banks	4.875%	1/17/17	500	561
1 Federal Home Loan Banks	4.750%	12/16/16	285	321
1 Federal Home Loan Banks	1.000%	6/21/17	1,850	1,832
1 Federal Home Loan Banks	1.875%	3/13/20	150	144
1 Federal Home Loan Banks	4.125%	3/13/20	605	661
1 Federal Home Loan Banks	3.375%	6/12/20	125	131
1 Federal Home Loan Banks	5.250%	12/11/20	250	291
1 Federal Home Loan Banks	5.625%	6/11/21	400	474
1 Federal Home Loan Banks	2.125%	3/10/23	250	226
2 Federal Home Loan Mortgage Corp.	0.875%	10/14/16	300	299
2 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	100	113
2 Federal Home Loan Mortgage Corp.	1.000%	3/8/17	1,040	1,033
2 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	200	227
2 Federal Home Loan Mortgage Corp.	1.000%	6/29/17	375	370
2 Federal Home Loan Mortgage Corp.	1.000%	7/28/17	550	542
2 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	400	393
2 Federal Home Loan Mortgage Corp.	5.125%	11/17/17	125	143
2 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	300	289
2 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	1,250	1,206
2 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	440	478
2 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	400	392
2 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	450	426
2 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	720	677
2 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	595	555
2 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	855	818
2 Federal National Mortgage Assn.	1.250%	9/28/16	50	50

Intermediate-Term Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal National Mortgage Assn.	1.375%	11/15/16	75	76
2	Federal National Mortgage Assn.	1.250%	1/30/17	200	201
2	Federal National Mortgage Assn.	5.000%	2/13/17	880	995
2	Federal National Mortgage Assn.	1.125%	4/27/17	700	697
2	Federal National Mortgage Assn.	5.000%	5/11/17	555	629
2	Federal National Mortgage Assn.	5.375%	6/12/17	1,230	1,414
2	Federal National Mortgage Assn.	0.875%	8/28/17	350	343
2	Federal National Mortgage Assn.	0.875%	10/26/17	750	731
2	Federal National Mortgage Assn.	0.875%	12/20/17	900	873
2	Federal National Mortgage Assn.	0.875%	2/8/18	850	822
2	Federal National Mortgage Assn.	0.875%	5/21/18	2,150	2,063
2	Federal National Mortgage Assn.	1.875%	9/18/18	550	550
2	Federal National Mortgage Assn.	0.000%	10/9/19	450	376
1	Financing Corp.	10.700%	10/6/17	122	164
1	Financing Corp.	9.800%	4/6/18	200	269
1	Financing Corp.	10.350%	8/3/18	250	347
1	Financing Corp.	9.700%	4/5/19	50	69
	NCUA Guaranteed Notes	3.000%	6/12/19	180	187
	Private Export Funding Corp.	1.375%	2/15/17	250	250
	Private Export Funding Corp.	2.250%	12/15/17	25	26
	Private Export Funding Corp.	1.875%	7/15/18	50	50
	Private Export Funding Corp.	1.450%	8/15/19	100	95
	Private Export Funding Corp.	2.050%	11/15/22	175	157
1	Tennessee Valley Authority	5.500%	7/18/17	125	144
1	Tennessee Valley Authority	3.875%	2/15/21	225	238
1	Tennessee Valley Authority	1.875%	8/15/22	125	111
					24,581
Total U.S. Government and Agency Obligations (Cost $280,752)					276,225

				Shares
Temporary Cash Investment (0.7%)
Money Market Fund (0.7%)
3	Vanguard Market Liquidity Fund (Cost $1,768)	0.122%		1,768,288	1,768
Total Investments (100.2%) (Cost $282,520)					277,993
Other Assets and Liabilities (-0.2%)
Other Assets					9,602
Liabilities					(10,060)
					(458)
Net Assets (100%)					277,535

Intermediate-Term Government Bond Index Fund

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	281,155
Undistributed Net Investment Income	4
Accumulated Net Realized Gains	903
Unrealized Appreciation (Depreciation)	(4,527)
Net Assets	277,535

Signal Shares—Net Assets
Applicable to 4,482,247 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	95,352
Net Asset Value Per Share—Signal Shares	$21.27

Institutional Shares—Net Assets
Applicable to 2,251,450 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	59,415
Net Asset Value Per Share—Institutional Shares	$26.39

ETF Shares—Net Assets
Applicable to 1,950,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	122,768
Net Asset Value Per Share—ETF Shares	$62.96

See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Interest[1]	4,171
Total Income	4,171
Expenses
The Vanguard Group—Note B
Investment Advisory Services	9
Management and Administrative—Signal Shares	46
Management and Administrative—Institutional Shares	34
Management and Administrative—ETF Shares	101
Marketing and Distribution—Signal Shares	13
Marketing and Distribution—Institutional Shares	26
Marketing and Distribution—ETF Shares	40
Custodian Fees	2
Auditing Fees	42
Shareholders’ Reports—Signal Shares	—
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—ETF Shares	9
Total Expenses	323
Net Investment Income	3,848
Realized Net Gain (Loss) on Investment Securities Sold	5,278
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(17,798)
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,672)
1 Interest income from an affiliated company of the fund was $5,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase(Decrease) in Net Assets
Operations
Net Investment Income	3,848	4,113
Realized Net Gain (Loss)	5,278	3,051
Change in Unrealized Appreciation (Depreciation)	(17,798)	3,779
Net Increase (Decrease) in Net Assets Resulting from Operations	(8,672)	10,943
Distributions
Net Investment Income
Signal Shares	(779)	(288)
Institutional Shares	(1,120)	(2,183)
ETF Shares	(1,948)	(1,633)
Realized Capital Gain[1]
Signal Shares	(525)	(22)
Institutional Shares	(838)	(215)
ETF Shares	(1,224)	(155)
Total Distributions	(6,434)	(4,496)
Capital Share Transactions
Signal Shares	64,413	25,741
Institutional Shares	(54,102)	(3,558)
ETF Shares	(2,923)	75,411
Net Increase (Decrease) from Capital Share Transactions	7,388	97,594
Total Increase (Decrease)	(7,718)	104,041
Net Assets
Beginning of Period	285,253	181,212
End of Period[2]	277,535	285,253

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $753,000 and $178,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,000 and $3,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

Signal Shares
				Aug. 4,
				2010[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$22.50	$21.94	$21.49	$21.11
Investment Operations
Net Investment Income	.292	.369	.441	.033
Net Realized and Unrealized Gain (Loss) on Investments	(1.000)	.602	.658	.385
Total from Investment Operations	(.708)	.971	1.099	.418
Distributions
Dividends from Net Investment Income	(.292)	(.369)	(.441)	(.038)
Distributions from Realized Capital Gains	(.230)	(.042)	(.208)	—
Total Distributions	(.522)	(.411)	(.649)	(.038)
Net Asset Value, End of Period	$21.27	$22.50	$21.94	$21.49

Total Return[2]	-3.21%	4.47%	5.31%	1.98%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$95	$35	$8	$3
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.13%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	1.32%	1.67%	2.10%	2.29%[3]
Portfolio Turnover Rate[4]	54%	51%	41%	106%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

Institutional Shares
				March 19,
				2010[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$27.91	$27.21	$26.65	$25.01
Investment Operations
Net Investment Income	.368	.466	.557	.239
Net Realized and Unrealized Gain (Loss) on Investments	(1.235)	.752	.819	1.674
Total from Investment Operations	(.867)	1.218	1.376	1.913
Distributions
Dividends from Net Investment Income	(.368)	(.465)	(.558)	(.273)
Distributions from Realized Capital Gains	(.285)	(.053)	(.258)	—
Total Distributions	(.653)	(.518)	(.816)	(.273)
Net Asset Value, End of Period	$26.39	$27.91	$27.21	$26.65

Total Return[2]	-3.17%	4.52%	5.36%	7.69%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$59	$117	$118	$73
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%	0.09%[3]
Ratio of Net Investment Income to Average Net Assets	1.35%	1.70%	2.14%	2.35%[3]
Portfolio Turnover Rate[4]	54%	51%	41%	106%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Financial Highlights

ETF Shares
				Nov. 19,
				2009[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$66.58	$64.91	$63.58	$60.00
Investment Operations
Net Investment Income	.861	1.097	1.301	.961
Net Realized and Unrealized Gain (Loss) on Investments	(2.940)	1.791	1.949	3.579
Total from Investment Operations	(2.079)	2.888	3.250	4.540
Distributions
Dividends from Net Investment Income	(.861)	(1.094)	(1.304)	(.960)
Distributions from Realized Capital Gains	(.680)	(.124)	(.616)	—
Total Distributions	(1.541)	(1.218)	(1.920)	(.960)
Net Asset Value, End of Period	$62.96	$66.58	$64.91	$63.58

Total Return	-3.18%	4.50%	5.30%	7.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$123	$133	$55	$38
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.14%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.32%	1.67%	2.09%	2.29%[2]
Portfolio Turnover Rate[3]	54%	51%	41%	106%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $33,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Intermediate-Term Government Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	276,225	—
Temporary Cash Investments	1,768	—	—
Total	1,768	276,225	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $3,291,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $944,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2013, the fund had short-term and long-term capital gains of $76,000 and $838,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At August 31, 2013, the cost of investment securities for tax purposes was $282,525,000. Net unrealized depreciation of investment securities for tax purposes was $4,532,000, consisting of unrealized gains of $1,367,000 on securities that had risen in value since their purchase and $5,899,000 in unrealized losses on securities that had fallen in value since their purchase.

Intermediate-Term Government Bond Index Fund

E. During the year ended August 31, 2013, the fund purchased $271,574,000 of investment securities and sold $260,745,000 of investment securities, other than temporary cash investments. Purchases and sales include $102,953,000 and $106,061,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Signal Shares
Issued[1]	82,433	3,768	31,176	1,401
Issued in Lieu of Cash Distributions	1,291	59	306	14
Redeemed	(19,311)	(882)	(5,741)	(258)
Net Increase (Decrease) —Signal Shares	64,413	2,945	25,741	1,157
Institutional Shares
Issued[1]	7,164	260	34,026	1,236
Issued in Lieu of Cash Distributions	1,800	66	1,731	63
Redeemed	(63,066)	(2,285)	(39,315)	(1,415)
Net Increase (Decrease) —Institutional Shares	(54,102)	(1,959)	(3,558)	(116)
ETF Shares
Issued[1]	104,369	1,600	78,722	1,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(107,292)	(1,650)	(3,311)	(50)
Net Increase (Decrease)—ETF Shares	(2,923)	(50)	75,411	1,150
1 Includes purchase fees for fiscal 2013 and 2012 of $15,000 and $10,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition in these financial statements. On October 16, 2013, Signal Shares were renamed Admiral Shares.

Long-Term Government Bond Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Signal	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VLGSX	VLGIX	VGLT
Expense Ratio[1]	0.12%	0.09%	0.12%
30-Day SEC Yield	3.49%	3.52%	3.49%

Financial Attributes

		Barclays
		Long Gov	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	64	94	8,445
Yield to Maturity
(before expenses)	3.6%	3.6%	2.4%
Average Coupon	4.2%	4.1%	3.3%
Average Duration	16.0 years	16.0 years	5.5 years
Average Effective
Maturity	24.3 years	24.3 years	7.4 years
Short-Term
Reserves	1.4%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Long Gov	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.99	0.60
Beta	1.01	3.46
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		0.2%
10 - 20 Years		24.4
20 - 30 Years		74.9
Over 30 Years		0.5

Distribution by Credit Quality (% of portfolio)
U.S. Government		99.8%
Aaa		0.2

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares.

Long-Term Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013

			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment

	Long-Term Government Bond Index
	Fund ETF Shares Net Asset Value	-13.13%	6.25%	$12,575
	Long-Term Government Bond Index
	Fund ETF Shares Market Price	-13.07	6.28	12,588
	Barclays U.S. Long Government Float
••••••••	Adjusted Index	-12.46	6.48	12,680

– – – –	General U.S. Government Funds
	Average	-4.20	3.26	11,291
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	-2.41	3.91	11,560

For a benchmark description, see the Glossary.
General U.S. Government Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Long-Term Government Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/1/2010)	Investment
Long-Term Government Bond Index Fund
Signal Shares	-13.13%	7.18%	$12,746
Barclays U.S. Long Government Float
Adjusted Index	-12.46	7.42	12,847
Barclays U.S. Aggregate Float Adjusted Index	-2.41	3.94	11,451

"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(7/30/2010)	Investment
Long-Term Government Bond Index Fund
Institutional Shares	-13.10%	4.88%	$5,791,909
Barclays U.S. Long Government Float
Adjusted Index	-12.46	5.05	5,821,867
Barclays U.S. Aggregate Float Adjusted
Index	-2.41	3.02	5,480,435

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2013

		Since
	One	Inception
	Year	(11/19/2009)
Long-Term Government Bond Index Fund ETF
Shares Market Price	-13.07%	25.88%
Long-Term Government Bond Index Fund ETF
Shares Net Asset Value	-13.13	25.75
Barclays U.S. Long Government Float Adjusted
Index	-12.46	26.80

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Long-Term Government Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2013
		Barclays
		Long Gov
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	16.21%	16.12%
2011	4.63	5.11
2012	19.06	18.68
2013	-13.13	-12.46

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Signal Shares	3/1/2010	-8.39%	3.44%	5.12%	8.56%
Institutional Shares	7/30/2010	-8.36	3.35	2.95	6.30
ETF Shares	11/19/2009
Market Price		-8.37			7.47
Net Asset Value		-8.37			7.48

Long-Term Government Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.1%)
U.S. Government Securities (91.3%)
United States Treasury Note/Bond	7.500%	11/15/24	605	873
United States Treasury Note/Bond	7.625%	2/15/25	240	351
United States Treasury Note/Bond	6.875%	8/15/25	703	979
United States Treasury Note/Bond	6.000%	2/15/26	1,551	2,027
United States Treasury Note/Bond	6.750%	8/15/26	460	641
United States Treasury Note/Bond	6.500%	11/15/26	949	1,298
United States Treasury Note/Bond	6.625%	2/15/27	633	876
United States Treasury Note/Bond	6.375%	8/15/27	1,033	1,406
United States Treasury Note/Bond	6.125%	11/15/27	1,860	2,482
United States Treasury Note/Bond	5.500%	8/15/28	893	1,129
United States Treasury Note/Bond	5.250%	11/15/28	754	931
United States Treasury Note/Bond	5.250%	2/15/29	1,260	1,556
United States Treasury Note/Bond	6.125%	8/15/29	829	1,119
United States Treasury Note/Bond	6.250%	5/15/30	1,192	1,638
United States Treasury Note/Bond	5.375%	2/15/31	1,435	1,811
United States Treasury Note/Bond	4.500%	2/15/36	2,545	2,924
United States Treasury Note/Bond	4.750%	2/15/37	1,080	1,284
United States Treasury Note/Bond	5.000%	5/15/37	991	1,219
United States Treasury Note/Bond	4.375%	2/15/38	1,094	1,233
United States Treasury Note/Bond	4.500%	5/15/38	2,116	2,429
United States Treasury Note/Bond	3.500%	2/15/39	1,940	1,894
United States Treasury Note/Bond	4.250%	5/15/39	2,132	2,357
United States Treasury Note/Bond	4.500%	8/15/39	2,280	2,621
United States Treasury Note/Bond	4.375%	11/15/39	2,297	2,589
United States Treasury Note/Bond	4.625%	2/15/40	3,967	4,645
United States Treasury Note/Bond	4.375%	5/15/40	3,513	3,958
United States Treasury Note/Bond	3.875%	8/15/40	3,373	3,501
United States Treasury Note/Bond	4.250%	11/15/40	2,802	3,093
United States Treasury Note/Bond	4.750%	2/15/41	2,763	3,299
United States Treasury Note/Bond	4.375%	5/15/41	2,604	2,933
United States Treasury Note/Bond	3.750%	8/15/41	3,420	3,464
United States Treasury Note/Bond	3.125%	11/15/41	4,830	4,340
United States Treasury Note/Bond	3.125%	2/15/42	4,440	3,984
United States Treasury Note/Bond	3.000%	5/15/42	3,850	3,361
United States Treasury Note/Bond	2.750%	8/15/42	5,320	4,393
United States Treasury Note/Bond	2.750%	11/15/42	5,665	4,671
United States Treasury Note/Bond	3.125%	2/15/43	5,550	4,955

Long-Term Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	2.875%	5/15/43	5,490	4,644
	United States Treasury Note/Bond	3.625%	8/15/43	3,750	3,694
					96,602
Agency Bonds and Notes (7.8%)
1	Federal Home Loan Banks	5.500%	7/15/36	360	425
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	355	477
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	455	613
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	590	765
2	Federal National Mortgage Assn.	6.250%	5/15/29	450	574
2	Federal National Mortgage Assn.	7.125%	1/15/30	480	664
2	Federal National Mortgage Assn.	7.250%	5/15/30	525	735
2	Federal National Mortgage Assn.	6.625%	11/15/30	650	866
2	Federal National Mortgage Assn.	5.625%	7/15/37	175	215
	Israel Government AID Bond	5.500%	9/18/23	125	147
	Israel Government AID Bond	5.500%	12/4/23	127	149
	Israel Government AID Bond	5.500%	4/26/24	375	442
	Private Export Funding Corp.	2.450%	7/15/24	205	184
1	Tennessee Valley Authority	6.750%	11/1/25	330	421
1	Tennessee Valley Authority	7.125%	5/1/30	150	201
1	Tennessee Valley Authority	4.650%	6/15/35	75	76
1	Tennessee Valley Authority	5.880%	4/1/36	220	264
1	Tennessee Valley Authority	6.150%	1/15/38	225	280
1	Tennessee Valley Authority	5.500%	6/15/38	150	169
1	Tennessee Valley Authority	5.250%	9/15/39	27	29
1	Tennessee Valley Authority	3.500%	12/15/42	150	120
1	Tennessee Valley Authority	4.875%	1/15/48	95	95
1	Tennessee Valley Authority	5.375%	4/1/56	215	236
1	Tennessee Valley Authority	4.625%	9/15/60	150	140
					8,287
Total U.S. Government and Agency Obligations (Cost $115,995)					104,889

				Shares
Temporary Cash Investment (1.4%)
Money Market Fund (1.4%)
3	Vanguard Market Liquidity Fund (Cost $1,444)	0.122%		1,444,000	1,444
Total Investments (100.5%) (Cost $117,439)					106,333
Other Assets and Liabilities (-0.5%)
Other Assets					25,729
Liabilities					(26,213)
					(484)
Net Assets (100%)					105,849

Long-Term Government Bond Index Fund

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	123,675
Undistributed Net Investment Income	10
Accumulated Net Realized Losses	(6,730)
Unrealized Appreciation (Depreciation)	(11,106)
Net Assets	105,849

Signal Shares—Net Assets
Applicable to 269,126 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,006
Net Asset Value Per Share—Signal Shares	$22.32

Institutional Shares—Net Assets
Applicable to 1,300,736 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	36,832
Net Asset Value Per Share—Institutional Shares	$28.32

ETF Shares—Net Assets
Applicable to 950,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	63,011
Net Asset Value Per Share—ETF Shares	$66.33

See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Assets and Liabilities
As of August 31, 2013

Market
Value
($000)
Assets
Investments in Securities, at Value
Unaffiliated Issuers	104,889
Affiliated Vanguard Funds	1,444
Total Investments in Securities	106,333
Receivables for Investment Securities Sold	24,233
Other Assets	1,496
Total Assets	132,062
Liabilities
Payables for Capital Shares Redeemed	21,909
Other Liabilities	4,304
Total Liabilities	26,213
Net Assets	105,849

See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Interest[1]	6,863
Total Income	6,863
Expenses
The Vanguard Group—Note B
Investment Advisory Services	7
Management and Administrative—Signal Shares	6
Management and Administrative—Institutional Shares	42
Management and Administrative—ETF Shares	90
Marketing and Distribution—Signal Shares	—
Marketing and Distribution—Institutional Shares	23
Marketing and Distribution—ETF Shares	36
Custodian Fees	1
Auditing Fees	42
Shareholders’ Reports—Signal Shares	—
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	6
Total Expenses	253
Net Investment Income	6,610
Realized Net Gain (Loss) on Investment Securities Sold	(2,529)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(30,324)
Net Increase (Decrease) in Net Assets Resulting from Operations	(26,243)
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,610	4,146
Realized Net Gain (Loss)	(2,529)	7,144
Change in Unrealized Appreciation (Depreciation)	(30,324)	11,088
Net Increase (Decrease) in Net Assets Resulting from Operations	(26,243)	22,378
Distributions
Net Investment Income
Signal Shares	(156)	(84)
Institutional Shares	(2,707)	(2,170)
ETF Shares	(3,753)	(1,875)
Realized Capital Gain[1]
Signal Shares	(10)	—
Institutional Shares	(198)	—
ETF Shares	(157)	—
Total Distributions	(6,981)	(4,129)
Capital Share Transactions
Signal Shares	1,704	3,695
Institutional Shares	(31,020)	12,630
ETF Shares	4,671	33,114
Net Increase (Decrease) from Capital Share Transactions	(24,645)	49,439
Total Increase (Decrease)	(57,869)	67,688
Net Assets
Beginning of Period	163,718	96,030
End of Period[2]	105,849	163,718

1 Includes fiscal 2013 short-term gain distributions totaling $54,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $10,000 and $16,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

Signal Shares
				March 1,
				2010[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$26.48	$22.91	$22.75	$19.66
Investment Operations
Net Investment Income	.693	.746	.780	.364
Net Realized and Unrealized Gain (Loss) on Investments	(4.112)	3.567	.182	3.084
Total from Investment Operations	(3.419)	4.313	.962	3.448
Distributions
Dividends from Net Investment Income	(.693)	(.743)	(.781)	(.358)
Distributions from Realized Capital Gains	(.048)	—	(.021)	—
Total Distributions	(.741)	(.743)	(.802)	(.358)
Net Asset Value, End of Period	$22.32	$26.48	$22.91	$22.75

Total Return[2]	-13.13%	19.05%	4.66%	17.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6	$5	$1	$1
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.14%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	2.80%	2.99%	3.68%	3.75%[3]
Portfolio Turnover Rate[4]	54%	46%	40%	70%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

Institutional Shares
				July 30,
				2010[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$33.60	$29.06	$28.87	$27.07
Investment Operations
Net Investment Income	.890	.956	1.003	.070
Net Realized and Unrealized Gain (Loss) on Investments	(5.219)	4.537	.218	1.799
Total from Investment Operations	(4.329)	5.493	1.221	1.869
Distributions
Dividends from Net Investment Income	(.890)	(.953)	(1.004)	(.069)
Distributions from Realized Capital Gains	(.061)	—	(.027)	—
Total Distributions	(.951)	(.953)	(1.031)	(.069)
Net Asset Value, End of Period	$28.32	$33.60	$29.06	$28.87

Total Return[2]	-13.10%	19.13%	4.67%	6.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$37	$84	$61	$9
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%	0.09%[3]
Ratio of Net Investment Income to Average Net Assets	2.83%	3.02%	3.73%	3.81%[3]
Portfolio Turnover Rate[4]	54%	46%	40%	70%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any pplicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Financial Highlights

ETF Shares
				Nov. 19,
				2009[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$78.69	$68.07	$67.61	$59.84
Investment Operations
Net Investment Income	2.055	2.213	2.321	1.691
Net Realized and Unrealized Gain (Loss) on Investments	(12.216)	10.611	.526	7.768
Total from Investment Operations	(10.161)	12.824	2.847	9.459
Distributions
Dividends from Net Investment Income	(2.056)	(2.204)	(2.324)	(1.689)
Distributions from Realized Capital Gains	(.143)	—	(.063)	—
Total Distributions	(2.199)	(2.204)	(2.387)	(1.689)
Net Asset Value, End of Period	$66.33	$78.69	$68.07	$67.61

Total Return	-13.13%	19.06%	4.63%	16.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$63	$75	$34	$78
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.14%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	2.80%	2.99%	3.68%	3.75%[2]
Portfolio Turnover Rate[3]	54%	46%	40%	70%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Government Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $18,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Long-Term Government Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	104,889	—
Temporary Cash Investments	1,444	—	—
Total	1,444	104,889	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $4,079,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had available capital losses totaling $6,699,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $117,439,000. Net unrealized depreciation of investment securities for tax purposes was $11,106,000, consisting of unrealized gains of $135,000 on securities that had risen in value since their purchase and $11,241,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $349,957,000 of investment securities and sold $373,288,000 of investment securities, other than temporary cash investments. Purchases and sales include $227,965,000 and $245,655,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Long-Term Government Bond Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Signal Shares
Issued[1]	3,088	128	4,461	176
Issued in Lieu of Cash Distributions	166	7	84	3
Redeemed	(1,550)	(64)	(850)	(34)
Net Increase (Decrease) —Signal Shares	1,704	71	3,695	145
Institutional Shares
Issued[1]	31,632	971	41,946	1,322
Issued in Lieu of Cash Distributions	2,905	93	2,170	68
Redeemed	(65,557)	(2,255)	(31,486)	(989)
Net Increase (Decrease) —Institutional Shares	(31,020)	(1,191)	12,630	401
ETF Shares
Issued[1]	231,737	3,150	59,782	800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(227,066)	(3,150)	(26,668)	(350)
Net Increase (Decrease) —ETF Shares	4,671	—	33,114	450
1 Includes purchase fees for fiscal 2013 and 2012 of $24,000 and $7,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition in these financial statements. On October 16, 2013, Signal Shares were renamed Admiral Shares.

Short-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Signal	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VSCSX	VSTBX	VCSH
Expense Ratio[1]	0.12%	0.09%	0.12%
30-Day SEC Yield	1.63%	1.66%	1.63%

Financial Attributes

		Barclays
		1–5 Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,572	1,795	8,445
Yield to Maturity
(before expenses)	1.9%	1.9%	2.4%
Average Coupon	3.9%	4.0%	3.3%
Average Duration	2.9 years	2.9 years	5.5 years
Average Effective
Maturity	3.1 years	3.1 years	7.4 years
Short-Term
Reserves	0.2%	—	—

Sector Diversification (% of portfolio)
Finance			44.8%
Industrial			48.1
Utilities			6.9
Other			0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	1–5 Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.99	0.31
Beta	1.03	0.44
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		0.4%
1 - 3 Years		47.4
3 - 5 Years		52.2

Distribution by Credit Quality (% of portfolio)
Aaa		0.7%
Aa		12.5
A		51.2
Baa		35.6

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares.

Short-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013

			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment

	Short-Term Corporate Bond Index
	Fund ETF Shares Net Asset Value	1.03%	3.69%	$11,469
	Short-Term Corporate Bond Index
	Fund ETF Shares Market Price	0.93	3.76	11,498
	Barclays U.S. 1–5 Year Corporate
••••••••	Bond Index	1.29	4.00	11,599

– – – –	Short-Intermediate Investment-Grade
	Debt Funds Average	-0.24	3.28	11,298
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	-2.41	3.91	11,560

For a benchmark description, see the Glossary.

Short-Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

See Financial Highlights for dividend and capital gains information.

Short-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(11/18/2010)	Investment
Short-Term Corporate Bond Index Fund
Signal Shares	0.78%	2.77%	$10,791
Barclays U.S. 1–5 Year Corporate Bond Index	1.29	3.10	10,887
Barclays U.S. Aggregate Float Adjusted Index	-2.41	3.00	10,859

"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/19/2009)	Investment
Short-Term Corporate Bond Index Fund
Institutional Shares	0.81%	3.67%	$5,729,059

Barclays U.S. 1–5 Year Corporate Bond Index	1.29	4.00	5,799,678
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-2.41	3.91	5,780,027

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2013

		Since
	One	Inception
	Year	(11/19/2009)
Short-Term Corporate Bond Index Fund ETF Shares
Market Price	0.93%	14.98%
Short-Term Corporate Bond Index Fund ETF Shares
Net Asset Value	1.03	14.69
Barclays U.S. 1–5 Year Corporate Bond Index	1.29	15.99

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Short-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2013
		Barclays
		1–5 Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	5.34%	5.61%
2011	2.94	3.45
2012	4.68	4.81
2013	1.03	1.29

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Signal Shares	11/18/2010	2.23%	2.26%	0.62%	2.88%
Fee-Adjusted Returns		1.97			2.78
Institutional Shares	11/19/2009	2.28	2.30	1.49	3.79
Fee-Adjusted Returns		2.03			3.72
ETF Shares	11/19/2009
Market Price		2.06			3.82
Net Asset Value		2.23			3.75

Vanguard fund returns are adjusted to reflect the 0.25% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Short-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.2%)
U.S. Government Securities (0.2%)
United States Treasury
Note/Bond (Cost $13,135)	1.500%	8/31/18	13,200	13,118
Corporate Bonds (99.1%)
Finance (44.5%)
Banking (33.0%)
Abbey National Treasury Services plc	4.000%	4/27/16	8,175	8,665
Abbey National Treasury Services plc	3.050%	8/23/18	4,750	4,760
American Express Bank FSB	6.000%	9/13/17	5,880	6,752
American Express Centurion Bank	0.875%	11/13/15	2,900	2,894
American Express Centurion Bank	5.950%	6/12/17	300	341
American Express Centurion Bank	6.000%	9/13/17	4,299	4,933
American Express Co.	5.500%	9/12/16	3,350	3,728
American Express Co.	6.150%	8/28/17	7,050	8,131
American Express Co.	7.000%	3/19/18	6,450	7,714
American Express Co.	1.550%	5/22/18	4,750	4,591
1 American Express Co.	6.800%	9/1/66	3,150	3,355
American Express Credit Corp.	5.125%	8/25/14	438	457
American Express Credit Corp.	1.750%	6/12/15	8,475	8,603
American Express Credit Corp.	2.750%	9/15/15	9,725	10,084
American Express Credit Corp.	1.300%	7/29/16	6,625	6,639
American Express Credit Corp.	2.800%	9/19/16	11,025	11,501
American Express Credit Corp.	2.375%	3/24/17	9,725	9,932
American Express Credit Corp.	2.125%	7/27/18	4,100	4,070
Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	8,330	8,273
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	4,125	4,084
Bancolombia SA	4.250%	1/12/16	1,500	1,548
Bancolombia SA	5.950%	6/3/21	100	101
Bank of America Corp.	4.500%	4/1/15	15,450	16,202
Bank of America Corp.	4.750%	8/1/15	7,625	8,083
Bank of America Corp.	7.750%	8/15/15	1,000	1,113
Bank of America Corp.	3.700%	9/1/15	10,450	10,905
Bank of America Corp.	1.500%	10/9/15	11,775	11,794
Bank of America Corp.	5.250%	12/1/15	4,000	4,311
Bank of America Corp.	1.250%	1/11/16	4,825	4,794
Bank of America Corp.	3.625%	3/17/16	9,625	10,077
Bank of America Corp.	3.750%	7/12/16	15,200	16,007
Bank of America Corp.	6.500%	8/1/16	15,400	17,346
Bank of America Corp.	5.750%	8/15/16	3,200	3,502

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	7.800%	9/15/16	3,400	3,894
Bank of America Corp.	5.625%	10/14/16	6,775	7,511
Bank of America Corp.	5.420%	3/15/17	4,875	5,260
Bank of America Corp.	3.875%	3/22/17	8,800	9,265
Bank of America Corp.	6.000%	9/1/17	7,475	8,389
Bank of America Corp.	5.750%	12/1/17	13,800	15,425
Bank of America Corp.	2.000%	1/11/18	17,075	16,502
Bank of America Corp.	5.650%	5/1/18	17,250	19,218
Bank of America NA	5.300%	3/15/17	7,575	8,272
Bank of America NA	6.100%	6/15/17	2,475	2,766
Bank of Montreal	0.800%	11/6/15	5,350	5,344
Bank of Montreal	1.300%	7/15/16	4,675	4,673
Bank of Montreal	2.500%	1/11/17	9,530	9,751
Bank of Montreal	1.400%	9/11/17	8,635	8,435
Bank of Montreal	1.450%	4/9/18	2,800	2,697
Bank of New York Mellon Corp.	1.700%	11/24/14	2,100	2,131
Bank of New York Mellon Corp.	3.100%	1/15/15	7,900	8,157
Bank of New York Mellon Corp.	1.200%	2/20/15	1,950	1,963
Bank of New York Mellon Corp.	4.950%	3/15/15	1,528	1,620
Bank of New York Mellon Corp.	2.950%	6/18/15	2,050	2,131
Bank of New York Mellon Corp.	0.700%	10/23/15	3,975	3,968
Bank of New York Mellon Corp.	2.500%	1/15/16	1,875	1,934
Bank of New York Mellon Corp.	0.700%	3/4/16	700	692
Bank of New York Mellon Corp.	2.300%	7/28/16	11,450	11,797
Bank of New York Mellon Corp.	2.400%	1/17/17	3,425	3,498
Bank of New York Mellon Corp.	1.969%	6/20/17	550	554
Bank of New York Mellon Corp.	1.350%	3/6/18	5,050	4,877
Bank of Nova Scotia	1.850%	1/12/15	4,290	4,357
Bank of Nova Scotia	3.400%	1/22/15	10,825	11,221
Bank of Nova Scotia	2.050%	10/7/15	8,550	8,749
Bank of Nova Scotia	0.750%	10/9/15	9,550	9,528
Bank of Nova Scotia	0.950%	3/15/16	290	289
Bank of Nova Scotia	2.900%	3/29/16	7,300	7,617
Bank of Nova Scotia	1.375%	7/15/16	1,300	1,303
Bank of Nova Scotia	2.550%	1/12/17	4,815	4,953
Bank of Nova Scotia	1.375%	12/18/17	7,500	7,274
Bank of Nova Scotia	1.450%	4/25/18	1,900	1,837
Bank One Corp.	4.900%	4/30/15	2,000	2,117
Barclays Bank plc	2.750%	2/23/15	5,400	5,535
Barclays Bank plc	3.900%	4/7/15	4,200	4,387
Barclays Bank plc	5.000%	9/22/16	11,575	12,726
BB&T Corp.	5.200%	12/23/15	5,315	5,778
BB&T Corp.	3.200%	3/15/16	3,925	4,095
BB&T Corp.	3.950%	4/29/16	2,100	2,243
BB&T Corp.	2.150%	3/22/17	5,975	6,005
BB&T Corp.	4.900%	6/30/17	2,575	2,798
BB&T Corp.	1.600%	8/15/17	2,630	2,584
BB&T Corp.	1.450%	1/12/18	1,000	970
BB&T Corp.	2.050%	6/19/18	2,300	2,267
BBVA US Senior SAU	4.664%	10/9/15	11,850	12,253
Bear Stearns Cos. LLC	5.700%	11/15/14	10,452	11,063
Bear Stearns Cos. LLC	5.300%	10/30/15	2,100	2,275
Bear Stearns Cos. LLC	5.550%	1/22/17	5,900	6,501
Bear Stearns Cos. LLC	6.400%	10/2/17	9,725	11,221
Bear Stearns Cos. LLC	7.250%	2/1/18	15,600	18,526
BNP Paribas SA	3.250%	3/11/15	9,095	9,385

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BNP Paribas SA	3.600%	2/23/16	11,100	11,670
BNP Paribas SA	2.375%	9/14/17	11,400	11,421
BNP Paribas SA	2.700%	8/20/18	8,100	8,052
Canadian Imperial Bank of Commerce	0.900%	10/1/15	6,275	6,274
Canadian Imperial Bank of Commerce	2.350%	12/11/15	7,820	8,060
Canadian Imperial Bank of Commerce	1.350%	7/18/16	1,950	1,956
Canadian Imperial Bank of Commerce	1.550%	1/23/18	1,100	1,070
Capital One Financial Corp.	2.150%	3/23/15	5,675	5,765
Capital One Financial Corp.	1.000%	11/6/15	3,900	3,869
Capital One Financial Corp.	3.150%	7/15/16	4,175	4,340
Capital One Financial Corp.	6.150%	9/1/16	7,800	8,660
Capital One Financial Corp.	6.750%	9/15/17	4,025	4,676
Capital One NA	1.500%	3/22/18	1,775	1,702
Citigroup Inc.	6.375%	8/12/14	10,950	11,525
Citigroup Inc.	5.000%	9/15/14	15,172	15,762
Citigroup Inc.	5.500%	10/15/14	11,725	12,329
Citigroup Inc.	6.010%	1/15/15	7,050	7,512
Citigroup Inc.	2.650%	3/2/15	8,725	8,913
Citigroup Inc.	4.875%	5/7/15	3,911	4,125
Citigroup Inc.	4.750%	5/19/15	10,910	11,567
Citigroup Inc.	4.700%	5/29/15	3,900	4,127
Citigroup Inc.	2.250%	8/7/15	6,500	6,613
Citigroup Inc.	4.587%	12/15/15	8,325	8,896
Citigroup Inc.	5.300%	1/7/16	3,575	3,868
Citigroup Inc.	1.250%	1/15/16	10,540	10,450
Citigroup Inc.	1.300%	4/1/16	3,075	3,049
Citigroup Inc.	3.953%	6/15/16	12,165	12,885
Citigroup Inc.	1.700%	7/25/16	7,775	7,768
Citigroup Inc.	4.450%	1/10/17	11,400	12,260
Citigroup Inc.	5.500%	2/15/17	8,299	9,011
Citigroup Inc.	6.000%	8/15/17	8,226	9,299
Citigroup Inc.	6.125%	11/21/17	20,270	23,229
Citigroup Inc.	1.750%	5/1/18	7,575	7,264
Citigroup Inc.	6.125%	5/15/18	10,244	11,730
Comerica Bank	5.750%	11/21/16	2,225	2,511
Comerica Bank	5.200%	8/22/17	1,675	1,845
Comerica Inc.	4.800%	5/1/15	1,500	1,581
Comerica Inc.	3.000%	9/16/15	3,375	3,504
Commonwealth Bank of Australia	1.950%	3/16/15	8,350	8,499
Commonwealth Bank of Australia	1.250%	9/18/15	4,425	4,465
Commonwealth Bank of Australia	1.900%	9/18/17	8,450	8,402
Compass Bank	6.400%	10/1/17	1,730	1,848
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	7,125	7,295
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	13,900	14,628
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	8,525	8,302
Corpbanca SA	3.125%	1/15/18	1,700	1,528
Countrywide Financial Corp.	6.250%	5/15/16	2,245	2,451
Credit Suisse	3.500%	3/23/15	9,475	9,877
Credit Suisse	6.000%	2/15/18	7,600	8,507
Credit Suisse USA Inc.	4.875%	1/15/15	7,400	7,814
Credit Suisse USA Inc.	5.125%	8/15/15	7,895	8,532
Credit Suisse USA Inc.	5.375%	3/2/16	4,725	5,193
Credit Suisse USA Inc.	5.850%	8/16/16	2,600	2,929

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Deutsche Bank AG	3.450%	3/30/15	6,665	6,931
Deutsche Bank AG	3.250%	1/11/16	9,960	10,403
Deutsche Bank AG	6.000%	9/1/17	16,990	19,395
Deutsche Bank Financial LLC	5.375%	3/2/15	3,750	3,944
Discover Bank	2.000%	2/21/18	4,575	4,424
Discover Financial Services	6.450%	6/12/17	2,175	2,448
Fifth Third Bancorp	3.625%	1/25/16	7,586	7,968
Fifth Third Bancorp	5.450%	1/15/17	1,755	1,921
Fifth Third Bancorp	4.500%	6/1/18	1,875	1,992
Fifth Third Bank	4.750%	2/1/15	1,425	1,494
Fifth Third Bank	0.900%	2/26/16	750	740
Fifth Third Bank	1.450%	2/28/18	2,000	1,920
First Horizon National Corp.	5.375%	12/15/15	2,025	2,186
First Tennessee Bank NA	5.650%	4/1/16	1,500	1,623
Goldman Sachs Group Inc.	5.000%	10/1/14	3,000	3,133
Goldman Sachs Group Inc.	5.500%	11/15/14	5,950	6,261
Goldman Sachs Group Inc.	5.125%	1/15/15	10,700	11,280
Goldman Sachs Group Inc.	3.300%	5/3/15	11,125	11,512
Goldman Sachs Group Inc.	3.700%	8/1/15	13,075	13,664
Goldman Sachs Group Inc.	1.600%	11/23/15	9,475	9,522
Goldman Sachs Group Inc.	5.350%	1/15/16	9,775	10,625
Goldman Sachs Group Inc.	3.625%	2/7/16	17,750	18,587
Goldman Sachs Group Inc.	5.750%	10/1/16	10,575	11,747
Goldman Sachs Group Inc.	5.625%	1/15/17	13,900	15,116
Goldman Sachs Group Inc.	6.250%	9/1/17	13,575	15,329
Goldman Sachs Group Inc.	5.950%	1/18/18	14,834	16,546
Goldman Sachs Group Inc.	2.375%	1/22/18	16,400	16,025
Goldman Sachs Group Inc.	6.150%	4/1/18	18,800	21,240
Goldman Sachs Group Inc.	2.900%	7/19/18	10,650	10,614
HSBC Bank USA NA	6.000%	8/9/17	2,050	2,309
HSBC USA Inc.	2.375%	2/13/15	10,225	10,458
HSBC USA Inc.	1.625%	1/16/18	11,300	10,919
Huntington Bancshares Inc.	2.600%	8/2/18	2,050	2,030
Huntington National Bank	1.350%	8/2/16	1,500	1,496
Intesa Sanpaolo SPA	3.125%	1/15/16	9,375	9,323
Intesa Sanpaolo SPA	3.875%	1/16/18	8,350	8,136
JPMorgan Chase & Co.	5.125%	9/15/14	8,500	8,870
JPMorgan Chase & Co.	3.700%	1/20/15	16,950	17,578
JPMorgan Chase & Co.	4.750%	3/1/15	8,975	9,460
JPMorgan Chase & Co.	1.875%	3/20/15	7,225	7,318
JPMorgan Chase & Co.	5.250%	5/1/15	6,709	7,146
JPMorgan Chase & Co.	3.400%	6/24/15	6,800	7,083
JPMorgan Chase & Co.	5.150%	10/1/15	5,299	5,709
JPMorgan Chase & Co.	1.100%	10/15/15	11,150	11,141
JPMorgan Chase & Co.	2.600%	1/15/16	3,975	4,087
JPMorgan Chase & Co.	1.125%	2/26/16	6,450	6,418
JPMorgan Chase & Co.	3.450%	3/1/16	16,025	16,813
JPMorgan Chase & Co.	3.150%	7/5/16	22,950	23,937
JPMorgan Chase & Co.	6.125%	6/27/17	3,650	4,115
JPMorgan Chase & Co.	2.000%	8/15/17	13,703	13,608
JPMorgan Chase & Co.	6.000%	1/15/18	21,826	24,959
JPMorgan Chase & Co.	1.800%	1/25/18	6,350	6,165
JPMorgan Chase & Co.	1.625%	5/15/18	7,325	6,994
JPMorgan Chase Bank NA	6.000%	10/1/17	12,685	14,407
KeyBank NA	4.950%	9/15/15	1,000	1,071
KeyBank NA	5.450%	3/3/16	3,600	3,937

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
KeyBank NA	1.650%	2/1/18	6,550	6,350
KeyCorp	3.750%	8/13/15	3,375	3,551
Lloyds Bank plc	4.875%	1/21/16	7,500	8,067
Lloyds Bank plc	4.200%	3/28/17	3,350	3,569
Manufacturers & Traders Trust Co.	6.625%	12/4/17	2,975	3,459
Manufacturers & Traders Trust Co.	1.450%	3/7/18	2,150	2,082
1 Manufacturers & Traders Trust Co.	5.585%	12/28/20	1,500	1,501
MBNA Corp.	5.000%	6/15/15	2,800	2,977
Merrill Lynch & Co. Inc.	5.000%	1/15/15	6,400	6,743
Merrill Lynch & Co. Inc.	6.050%	5/16/16	8,550	9,339
Merrill Lynch & Co. Inc.	5.700%	5/2/17	5,560	6,005
Merrill Lynch & Co. Inc.	6.400%	8/28/17	15,410	17,483
Merrill Lynch & Co. Inc.	6.875%	4/25/18	26,300	30,540
Morgan Stanley	4.200%	11/20/14	4,750	4,910
Morgan Stanley	4.100%	1/26/15	7,275	7,541
Morgan Stanley	6.000%	4/28/15	13,300	14,254
Morgan Stanley	4.000%	7/24/15	6,750	7,046
Morgan Stanley	5.375%	10/15/15	12,050	12,912
Morgan Stanley	3.450%	11/2/15	5,000	5,181
Morgan Stanley	1.750%	2/25/16	8,650	8,648
Morgan Stanley	3.800%	4/29/16	11,300	11,822
Morgan Stanley	5.750%	10/18/16	7,575	8,376
Morgan Stanley	5.450%	1/9/17	11,775	12,794
Morgan Stanley	4.750%	3/22/17	10,575	11,335
Morgan Stanley	5.550%	4/27/17	9,255	10,112
Morgan Stanley	6.250%	8/28/17	6,225	7,010
Morgan Stanley	5.950%	12/28/17	10,775	12,027
Morgan Stanley	6.625%	4/1/18	15,700	17,974
Morgan Stanley	2.125%	4/25/18	9,850	9,473
Murray Street Investment Trust I	4.647%	3/9/17	11,125	11,798
National Australia Bank Ltd.	2.000%	3/9/15	6,450	6,575
National Australia Bank Ltd.	1.600%	8/7/15	7,825	7,921
National Australia Bank Ltd.	0.900%	1/20/16	2,925	2,904
National Australia Bank Ltd.	1.300%	7/25/16	700	698
National Australia Bank Ltd.	2.750%	3/9/17	4,550	4,662
National Australia Bank Ltd.	2.300%	7/25/18	3,675	3,653
National Bank of Canada	1.500%	6/26/15	4,100	4,148
National Bank of Canada	1.450%	11/7/17	3,550	3,448
National City Corp.	4.900%	1/15/15	4,050	4,264
PNC Bank NA	0.800%	1/28/16	3,500	3,474
PNC Bank NA	5.250%	1/15/17	3,000	3,315
PNC Bank NA	4.875%	9/21/17	2,225	2,445
PNC Bank NA	6.000%	12/7/17	3,300	3,793
PNC Funding Corp.	3.625%	2/8/15	5,300	5,508
PNC Funding Corp.	4.250%	9/21/15	2,230	2,378
PNC Funding Corp.	5.250%	11/15/15	3,400	3,688
PNC Funding Corp.	2.700%	9/19/16	6,050	6,267
PNC Funding Corp.	5.625%	2/1/17	1,950	2,160
Regions Financial Corp.	7.750%	11/10/14	945	1,015
Regions Financial Corp.	5.750%	6/15/15	3,000	3,216
Regions Financial Corp.	2.000%	5/15/18	4,775	4,556
Royal Bank of Canada	1.450%	10/30/14	10,375	10,485
Royal Bank of Canada	1.150%	3/13/15	3,050	3,072
Royal Bank of Canada	0.800%	10/30/15	2,875	2,875
Royal Bank of Canada	2.625%	12/15/15	7,875	8,177
Royal Bank of Canada	0.850%	3/8/16	6,000	5,965

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Royal Bank of Canada	2.875%	4/19/16	6,575	6,873
Royal Bank of Canada	2.300%	7/20/16	4,125	4,251
Royal Bank of Canada	1.500%	1/16/18	7,500	7,333
Royal Bank of Canada	2.200%	7/27/18	7,900	7,884
Royal Bank of Scotland Group plc	2.550%	9/18/15	14,600	14,884
Royal Bank of Scotland plc	4.875%	3/16/15	3,795	3,981
Royal Bank of Scotland plc	3.950%	9/21/15	3,550	3,709
Royal Bank of Scotland plc	4.375%	3/16/16	6,700	7,110
Santander Holdings USA Inc.	3.000%	9/24/15	2,525	2,568
Santander Holdings USA Inc.	4.625%	4/19/16	2,725	2,874
Santander Holdings USA Inc.	3.450%	8/27/18	3,300	3,328
Societe Generale SA	2.750%	10/12/17	9,250	9,384
Sovereign Bank	8.750%	5/30/18	1,675	1,980
State Street Corp.	2.875%	3/7/16	8,025	8,376
State Street Corp.	4.956%	3/15/18	1,000	1,090
State Street Corp.	1.350%	5/15/18	5,250	5,062
Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	3,950	3,974
Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	2,475	2,450
Sumitomo Mitsui Banking Corp.	1.450%	7/19/16	3,550	3,551
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	4,275	4,239
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	4,400	4,241
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	2,225	2,228
SunTrust Bank	7.250%	3/15/18	2,250	2,668
SunTrust Banks Inc.	3.600%	4/15/16	7,375	7,768
SunTrust Banks Inc.	3.500%	1/20/17	1,850	1,934
SunTrust Banks Inc.	6.000%	9/11/17	1,600	1,819
Svenska Handelsbanken AB	3.125%	7/12/16	7,625	7,963
Svenska Handelsbanken AB	2.875%	4/4/17	5,475	5,654
Svenska Handelsbanken AB	1.625%	3/21/18	4,800	4,666
Toronto-Dominion Bank	2.500%	7/14/16	8,110	8,390
Toronto-Dominion Bank	2.375%	10/19/16	9,585	9,865
Toronto-Dominion Bank	1.400%	4/30/18	5,300	5,145
UBS AG	3.875%	1/15/15	4,890	5,086
UBS AG	7.000%	10/15/15	1,000	1,099
UBS AG	5.875%	7/15/16	5,925	6,548
UBS AG	7.375%	6/15/17	200	223
UBS AG	5.875%	12/20/17	12,500	14,369
UBS AG	5.750%	4/25/18	8,500	9,729
Union Bank NA	5.950%	5/11/16	2,050	2,267
Union Bank NA	3.000%	6/6/16	4,000	4,181
Union Bank NA	2.125%	6/16/17	2,475	2,457
US Bancorp	2.875%	11/20/14	1,375	1,412
US Bancorp	3.150%	3/4/15	3,950	4,093
US Bancorp	2.450%	7/27/15	4,375	4,512
US Bancorp	3.442%	2/1/16	2,550	2,658
US Bancorp	2.200%	11/15/16	7,625	7,834
US Bancorp	1.650%	5/15/17	7,425	7,368
US Bank NA	4.950%	10/30/14	3,860	4,054
US Bank NA	4.800%	4/15/15	2,100	2,233
1 US Bank NA	3.778%	4/29/20	1,250	1,303
Vesey Street Investment Trust I	4.404%	9/1/16	1,375	1,485
Wachovia Bank NA	4.800%	11/1/14	3,500	3,660
Wachovia Bank NA	4.875%	2/1/15	4,150	4,377
Wachovia Bank NA	5.000%	8/15/15	500	536
Wachovia Bank NA	5.600%	3/15/16	1,823	2,010
Wachovia Bank NA	6.000%	11/15/17	5,400	6,177

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wachovia Corp.	5.625%	10/15/16	6,650	7,412
Wachovia Corp.	5.750%	6/15/17	12,125	13,764
Wachovia Corp.	5.750%	2/1/18	8,500	9,739
Wells Fargo & Co.	3.750%	10/1/14	10,650	11,017
Wells Fargo & Co.	5.000%	11/15/14	5,200	5,437
Wells Fargo & Co.	1.250%	2/13/15	10,505	10,565
Wells Fargo & Co.	3.625%	4/15/15	3,521	3,675
Wells Fargo & Co.	1.500%	7/1/15	10,325	10,431
Wells Fargo & Co.	3.676%	6/15/16	15,380	16,326
Wells Fargo & Co.	1.250%	7/20/16	7,250	7,223
Wells Fargo & Co.	5.125%	9/15/16	4,212	4,632
Wells Fargo & Co.	2.625%	12/15/16	7,400	7,675
Wells Fargo & Co.	2.100%	5/8/17	9,500	9,606
Wells Fargo & Co.	5.625%	12/11/17	12,026	13,703
Wells Fargo & Co.	1.500%	1/16/18	13,875	13,453
Wells Fargo Bank NA	4.750%	2/9/15	1,000	1,054
Wells Fargo Bank NA	5.750%	5/16/16	3,250	3,612
Westpac Banking Corp.	4.200%	2/27/15	7,325	7,690
Westpac Banking Corp.	3.000%	8/4/15	12,875	13,431
Westpac Banking Corp.	1.125%	9/25/15	4,550	4,572
Westpac Banking Corp.	3.000%	12/9/15	1,650	1,728
Westpac Banking Corp.	0.950%	1/12/16	5,075	5,050
Westpac Banking Corp.	2.000%	8/14/17	7,200	7,193
Westpac Banking Corp.	1.600%	1/12/18	4,250	4,155
Westpac Banking Corp.	2.250%	7/30/18	6,500	6,447
Zions Bancorporation	4.500%	3/27/17	3,350	3,530

Brokerage (0.8%)
Ameriprise Financial Inc.	5.650%	11/15/15	4,500	4,949
1 Ameriprise Financial Inc.	7.518%	6/1/66	1,200	1,326
BlackRock Inc.	3.500%	12/10/14	3,275	3,396
BlackRock Inc.	1.375%	6/1/15	1,300	1,316
BlackRock Inc.	6.250%	9/15/17	5,150	5,992
Charles Schwab Corp.	0.850%	12/4/15	1,200	1,198
Charles Schwab Corp.	2.200%	7/25/18	2,175	2,161
Eaton Vance Corp.	6.500%	10/2/17	409	469
Franklin Resources Inc.	3.125%	5/20/15	150	156
Franklin Resources Inc.	1.375%	9/15/17	2,250	2,195
Jefferies Group LLC	3.875%	11/9/15	1,900	1,980
Jefferies Group LLC	5.500%	3/15/16	2,000	2,141
Jefferies Group LLC	5.125%	4/13/18	5,392	5,725
Lazard Group LLC	7.125%	5/15/15	1,375	1,492
Lazard Group LLC	6.850%	6/15/17	2,600	2,933
Nomura Holdings Inc.	5.000%	3/4/15	5,050	5,302
Nomura Holdings Inc.	4.125%	1/19/16	6,520	6,799
Nomura Holdings Inc.	2.000%	9/13/16	6,275	6,214
Raymond James Financial Inc.	4.250%	4/15/16	300	315
TD Ameritrade Holding Corp.	4.150%	12/1/14	1,994	2,081

Finance Companies (3.3%)
Air Lease Corp.	5.625%	4/1/17	6,550	7,025
Block Financial LLC	5.125%	10/30/14	950	993
GATX Corp.	4.750%	5/15/15	170	179
GATX Corp.	3.500%	7/15/16	2,000	2,086
1 GE Capital Trust I	6.375%	11/15/67	3,175	3,346
General Electric Capital Corp.	4.750%	9/15/14	5,200	5,428

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	3.750%	11/14/14	7,825	8,110
General Electric Capital Corp.	2.150%	1/9/15	12,325	12,564
General Electric Capital Corp.	4.875%	3/4/15	9,215	9,757
General Electric Capital Corp.	3.500%	6/29/15	5,775	6,039
General Electric Capital Corp.	1.625%	7/2/15	12,800	12,977
General Electric Capital Corp.	4.375%	9/21/15	2,000	2,135
General Electric Capital Corp.	2.250%	11/9/15	13,925	14,250
General Electric Capital Corp.	1.000%	12/11/15	4,025	4,032
General Electric Capital Corp.	1.000%	1/8/16	7,450	7,410
General Electric Capital Corp.	5.000%	1/8/16	9,090	9,851
General Electric Capital Corp.	2.950%	5/9/16	9,175	9,534
General Electric Capital Corp.	1.500%	7/12/16	2,275	2,282
General Electric Capital Corp.	3.350%	10/17/16	6,600	6,957
General Electric Capital Corp.	2.900%	1/9/17	9,700	10,043
General Electric Capital Corp.	5.400%	2/15/17	5,630	6,267
General Electric Capital Corp.	2.300%	4/27/17	8,665	8,767
General Electric Capital Corp.	5.625%	9/15/17	13,990	15,807
General Electric Capital Corp.	1.600%	11/20/17	7,900	7,734
General Electric Capital Corp.	1.625%	4/2/18	2,450	2,385
General Electric Capital Corp.	5.625%	5/1/18	17,275	19,654
1 General Electric Capital Corp.	6.375%	11/15/67	7,875	8,298
1 HSBC Finance Capital Trust IX	5.911%	11/30/35	6,300	6,402
HSBC Finance Corp.	5.250%	4/15/15	2,238	2,381
HSBC Finance Corp.	5.000%	6/30/15	8,845	9,400
HSBC Finance Corp.	5.500%	1/19/16	8,500	9,279

Insurance (5.1%)
ACE INA Holdings Inc.	5.600%	5/15/15	2,450	2,644
ACE INA Holdings Inc.	2.600%	11/23/15	5,040	5,229
ACE INA Holdings Inc.	5.700%	2/15/17	400	448
ACE INA Holdings Inc.	5.800%	3/15/18	2,500	2,874
Aegon NV	4.625%	12/1/15	3,275	3,509
Aetna Inc.	6.000%	6/15/16	5,515	6,203
Aetna Inc.	1.750%	5/15/17	600	592
Aetna Inc.	1.500%	11/15/17	1,225	1,188
Aflac Inc.	2.650%	2/15/17	3,900	3,983
Allied World Assurance Co. Ltd.	7.500%	8/1/16	2,277	2,614
Allstate Corp.	5.000%	8/15/14	682	711
1 Allstate Corp.	6.125%	5/15/67	700	732
American International Group Inc.	4.250%	9/15/14	5,115	5,286
American International Group Inc.	3.000%	3/20/15	3,350	3,448
American International Group Inc.	2.375%	8/24/15	700	709
American International Group Inc.	5.050%	10/1/15	4,275	4,614
American International Group Inc.	4.875%	9/15/16	5,800	6,326
American International Group Inc.	5.600%	10/18/16	3,725	4,143
American International Group Inc.	3.800%	3/22/17	7,025	7,418
American International Group Inc.	5.450%	5/18/17	6,475	7,182
American International Group Inc.	5.850%	1/16/18	10,525	11,860
American International Group Inc.	8.250%	8/15/18	14,747	18,223
Aon Corp.	3.500%	9/30/15	3,675	3,852
Assurant Inc.	2.500%	3/15/18	1,200	1,168
Axis Capital Holdings Ltd.	5.750%	12/1/14	2,550	2,695
Berkshire Hathaway Finance Corp.	4.850%	1/15/15	4,200	4,443
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	9,575	9,570
Berkshire Hathaway Finance Corp.	1.300%	5/15/18	2,600	2,512
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	5,600	6,421

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	2,825	2,803
Berkshire Hathaway Inc.	3.200%	2/11/15	8,300	8,614
Berkshire Hathaway Inc.	0.800%	2/11/16	375	374
Berkshire Hathaway Inc.	2.200%	8/15/16	4,200	4,334
Berkshire Hathaway Inc.	1.900%	1/31/17	6,000	6,048
Berkshire Hathaway Inc.	1.550%	2/9/18	4,375	4,275
Chubb Corp.	5.750%	5/15/18	925	1,065
1 Chubb Corp.	6.375%	3/29/67	6,200	6,649
Cigna Corp.	2.750%	11/15/16	4,975	5,150
CNA Financial Corp.	5.850%	12/15/14	2,550	2,704
CNA Financial Corp.	6.500%	8/15/16	2,800	3,157
Coventry Health Care Inc.	5.950%	3/15/17	3,900	4,392
Genworth Holdings Inc.	4.950%	10/1/15	1,000	1,080
Genworth Holdings Inc.	8.625%	12/15/16	2,925	3,467
Genworth Holdings Inc.	6.515%	5/22/18	3,150	3,522
Hartford Financial Services Group Inc.	4.000%	3/30/15	3,620	3,775
Hartford Financial Services Group Inc.	5.375%	3/15/17	2,025	2,220
Hartford Financial Services Group Inc.	6.300%	3/15/18	3,153	3,619
Humana Inc.	6.450%	6/1/16	775	872
Humana Inc.	7.200%	6/15/18	3,850	4,575
Humana Inc.	6.300%	8/1/18	785	894
ING US Inc.	2.900%	2/15/18	3,350	3,339
Kemper Corp.	6.000%	11/30/15	200	216
Kemper Corp.	6.000%	5/15/17	3,425	3,709
Lincoln National Corp.	4.300%	6/15/15	400	422
1 Lincoln National Corp.	7.000%	5/17/66	4,375	4,452
1 Lincoln National Corp.	6.050%	4/20/67	3,500	3,448
Loews Corp.	5.250%	3/15/16	1,525	1,665
Manulife Financial Corp.	3.400%	9/17/15	6,125	6,397
Marsh & McLennan Cos. Inc.	5.750%	9/15/15	2,882	3,139
Marsh & McLennan Cos. Inc.	2.300%	4/1/17	1,450	1,450
MetLife Inc.	5.000%	6/15/15	3,675	3,942
MetLife Inc.	6.750%	6/1/16	6,350	7,270
MetLife Inc.	1.756%	12/15/17	4,475	4,404
MetLife Inc.	6.817%	8/15/18	3,750	4,511
2 Metropolitan Life Global Funding I	5.125%	6/10/14	100	103
Principal Financial Group Inc.	1.850%	11/15/17	1,575	1,540
2 Principal Life Global Funding I	5.125%	10/15/13	175	176
1 Progressive Corp.	6.700%	6/15/67	4,117	4,446
Prudential Financial Inc.	5.100%	9/20/14	5,775	6,036
Prudential Financial Inc.	3.875%	1/14/15	3,160	3,289
Prudential Financial Inc.	6.200%	1/15/15	400	428
Prudential Financial Inc.	4.750%	9/17/15	7,018	7,548
Prudential Financial Inc.	5.500%	3/15/16	1,725	1,894
Prudential Financial Inc.	3.000%	5/12/16	2,400	2,493
Prudential Financial Inc.	6.000%	12/1/17	5,925	6,817
Prudential Financial Inc.	2.300%	8/15/18	625	622
1 Prudential Financial Inc.	8.875%	6/15/68	1,605	1,926
Reinsurance Group of America Inc.	5.625%	3/15/17	1,500	1,631
1 Reinsurance Group of America Inc.	6.750%	12/15/65	1,400	1,386
1 StanCorp Financial Group Inc.	6.900%	6/1/67	1,420	1,420
Torchmark Corp.	6.375%	6/15/16	1,500	1,654
Transatlantic Holdings Inc.	5.750%	12/14/15	2,825	3,073
Travelers Cos. Inc.	5.500%	12/1/15	1,540	1,697
Travelers Cos. Inc.	6.250%	6/20/16	1,990	2,255
Travelers Cos. Inc.	5.750%	12/15/17	2,200	2,534

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Travelers Cos. Inc.	5.800%	5/15/18	1,950	2,252
UnitedHealth Group Inc.	4.875%	3/15/15	1,756	1,863
UnitedHealth Group Inc.	0.850%	10/15/15	2,800	2,804
UnitedHealth Group Inc.	5.375%	3/15/16	2,600	2,874
UnitedHealth Group Inc.	1.875%	11/15/16	3,550	3,615
UnitedHealth Group Inc.	1.400%	10/15/17	4,600	4,491
UnitedHealth Group Inc.	6.000%	2/15/18	6,270	7,287
Unum Group	7.125%	9/30/16	1,445	1,656
WellPoint Inc.	5.000%	12/15/14	521	549
WellPoint Inc.	1.250%	9/10/15	3,950	3,976
WellPoint Inc.	5.250%	1/15/16	5,500	5,988
WellPoint Inc.	2.375%	2/15/17	3,000	3,030
WellPoint Inc.	5.875%	6/15/17	2,450	2,770
WellPoint Inc.	1.875%	1/15/18	3,025	2,966
Willis Group Holdings plc	4.125%	3/15/16	3,550	3,733
Willis North America Inc.	6.200%	3/28/17	245	270
XL Group plc	5.250%	9/15/14	2,250	2,350

Other Finance (0.2%)
NASDAQ OMX Group Inc.	4.000%	1/15/15	2,800	2,897
NASDAQ OMX Group Inc.	5.250%	1/16/18	500	535
NYSE Euronext	2.000%	10/5/17	3,350	3,326
ORIX Corp.	4.710%	4/27/15	4,650	4,878
ORIX Corp.	5.000%	1/12/16	1,775	1,890
ORIX Corp.	3.750%	3/9/17	1,950	2,008
XTRA Finance Corp.	5.150%	4/1/17	1,600	1,787

Real Estate Investment Trusts (2.1%)
Arden Realty LP	5.250%	3/1/15	3,625	3,822
AvalonBay Communities Inc.	5.750%	9/15/16	500	561
AvalonBay Communities Inc.	5.700%	3/15/17	1,335	1,490
BioMed Realty LP	3.850%	4/15/16	1,900	1,984
Boston Properties LP	5.625%	4/15/15	2,800	3,003
Brandywine Operating Partnership LP	5.700%	5/1/17	2,900	3,161
Brandywine Operating Partnership LP	4.950%	4/15/18	1,375	1,458
BRE Properties Inc.	5.500%	3/15/17	1,625	1,783
CommonWealth REIT	6.250%	6/15/17	1,000	1,079
CommonWealth REIT	6.650%	1/15/18	1,000	1,087
DDR Corp.	7.500%	4/1/17	4,200	4,883
Digital Realty Trust LP	4.500%	7/15/15	2,500	2,626
Duke Realty LP	7.375%	2/15/15	850	922
Duke Realty LP	5.950%	2/15/17	4,450	4,926
ERP Operating LP	5.250%	9/15/14	1,950	2,040
ERP Operating LP	6.584%	4/13/15	1,000	1,086
ERP Operating LP	5.125%	3/15/16	5,425	5,926
ERP Operating LP	5.375%	8/1/16	500	554
ERP Operating LP	5.750%	6/15/17	3,725	4,187
HCP Inc.	3.750%	2/1/16	5,225	5,473
HCP Inc.	6.000%	1/30/17	3,000	3,351
HCP Inc.	6.700%	1/30/18	3,870	4,497
Health Care REIT Inc.	3.625%	3/15/16	3,675	3,848
Health Care REIT Inc.	6.200%	6/1/16	1,575	1,761
Health Care REIT Inc.	4.700%	9/15/17	4,800	5,188
Health Care REIT Inc.	2.250%	3/15/18	2,100	2,054
Healthcare Realty Trust Inc.	6.500%	1/17/17	1,857	2,073
Highwoods Realty LP	5.850%	3/15/17	1,300	1,422

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hospitality Properties Trust	5.125%	2/15/15	2,525	2,609
Hospitality Properties Trust	5.625%	3/15/17	975	1,051
Hospitality Properties Trust	6.700%	1/15/18	3,925	4,369
Kilroy Realty LP	5.000%	11/3/15	1,125	1,209
Kilroy Realty LP	4.800%	7/15/18	1,825	1,943
Kimco Realty Corp.	5.783%	3/15/16	1,100	1,212
Kimco Realty Corp.	5.700%	5/1/17	1,100	1,229
Kimco Realty Corp.	4.300%	2/1/18	3,075	3,292
Liberty Property LP	5.125%	3/2/15	2,350	2,481
Liberty Property LP	5.500%	12/15/16	113	125
Liberty Property LP	6.625%	10/1/17	450	514
Mack-Cali Realty LP	2.500%	12/15/17	1,000	977
ProLogis LP	6.250%	3/15/17	1,450	1,629
ProLogis LP	4.500%	8/15/17	2,125	2,270
ProLogis LP	6.625%	5/15/18	3,025	3,507
Realty Income Corp.	5.950%	9/15/16	1,900	2,113
Realty Income Corp.	2.000%	1/31/18	2,325	2,253
Regency Centers LP	5.250%	8/1/15	1,750	1,874
Regency Centers LP	5.875%	6/15/17	300	332
Senior Housing Properties Trust	4.300%	1/15/16	845	875
Simon Property Group LP	4.200%	2/1/15	5,650	5,888
Simon Property Group LP	5.100%	6/15/15	3,075	3,306
Simon Property Group LP	5.750%	12/1/15	2,100	2,302
Simon Property Group LP	5.250%	12/1/16	3,150	3,510
Simon Property Group LP	2.800%	1/30/17	2,975	3,063
Simon Property Group LP	5.875%	3/1/17	86	97
Simon Property Group LP	2.150%	9/15/17	2,525	2,548
Simon Property Group LP	6.125%	5/30/18	3,775	4,404
UDR Inc.	4.250%	6/1/18	750	793
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	2,200	2,299
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	4,425	4,286
Vornado Realty LP	4.250%	4/1/15	2,520	2,620
				3,136,980
Industrial (47.7%)
Basic Industry (3.7%)
Air Products & Chemicals Inc.	2.000%	8/2/16	1,425	1,449
Air Products & Chemicals Inc.	1.200%	10/15/17	1,625	1,569
Airgas Inc.	4.500%	9/15/14	2,700	2,799
Airgas Inc.	3.250%	10/1/15	950	985
Airgas Inc.	2.950%	6/15/16	500	518
Alcoa Inc.	5.550%	2/1/17	3,550	3,769
Alcoa Inc.	6.500%	6/15/18	865	921
Alcoa Inc.	6.750%	7/15/18	3,525	3,816
Barrick Gold Corp.	2.900%	5/30/16	8,075	8,124
2 Barrick Gold Corp.	2.500%	5/1/18	375	352
Barrick Gold Finance Co.	4.875%	11/15/14	700	726
BHP Billiton Finance USA Ltd.	1.125%	11/21/14	4,881	4,919
BHP Billiton Finance USA Ltd.	1.000%	2/24/15	8,375	8,426
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	5,025	5,088
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	9,079	9,033
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	300	336
Cabot Corp.	2.550%	1/15/18	1,050	1,045
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	3,300	3,468
CF Industries Inc.	6.875%	5/1/18	5,175	6,042
Cliffs Natural Resources Inc.	3.950%	1/15/18	2,500	2,445
Domtar Corp.	10.750%	6/1/17	1,175	1,466

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dow Chemical Co.	2.500%	2/15/16	4,260	4,398
Dow Chemical Co.	5.700%	5/15/18	3,850	4,410
Eastman Chemical Co.	3.000%	12/15/15	250	260
Eastman Chemical Co.	2.400%	6/1/17	8,200	8,225
Ecolab Inc.	2.375%	12/8/14	2,190	2,230
Ecolab Inc.	1.000%	8/9/15	4,550	4,551
Ecolab Inc.	3.000%	12/8/16	6,125	6,415
Ecolab Inc.	1.450%	12/8/17	2,800	2,721
EI du Pont de Nemours & Co.	3.250%	1/15/15	5,350	5,549
EI du Pont de Nemours & Co.	1.950%	1/15/16	875	894
EI du Pont de Nemours & Co.	2.750%	4/1/16	5,200	5,419
EI du Pont de Nemours & Co.	5.250%	12/15/16	2,465	2,771
EI du Pont de Nemours & Co.	6.000%	7/15/18	5,450	6,412
Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	2,425	2,427
Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	3,500	3,427
2 Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	9,045	8,476
Georgia-Pacific LLC	7.700%	6/15/15	750	834
Goldcorp Inc.	2.125%	3/15/18	3,800	3,661
International Paper Co.	5.300%	4/1/15	1,200	1,277
International Paper Co.	7.950%	6/15/18	10,503	12,951
Lubrizol Corp.	5.500%	10/1/14	2,500	2,632
Monsanto Co.	2.750%	4/15/16	750	783
Monsanto Co.	5.125%	4/15/18	1,400	1,589
Nucor Corp.	5.750%	12/1/17	2,900	3,287
Nucor Corp.	5.850%	6/1/18	2,975	3,377
Plum Creek Timberlands LP	5.875%	11/15/15	1,925	2,109
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	3,940	4,059
PPG Industries Inc.	6.650%	3/15/18	3,000	3,514
Praxair Inc.	5.250%	11/15/14	2,625	2,771
Praxair Inc.	4.625%	3/30/15	4,300	4,571
Praxair Inc.	0.750%	2/21/16	3,600	3,571
Praxair Inc.	5.200%	3/15/17	2,125	2,371
Praxair Inc.	1.050%	11/7/17	1,675	1,620
Rio Tinto Alcan Inc.	5.000%	6/1/15	3,025	3,223
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	3,625	3,677
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	2,650	2,702
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	6,035	7,008
Rio Tinto Finance USA plc	1.125%	3/20/15	4,180	4,187
Rio Tinto Finance USA plc	1.375%	6/17/16	3,600	3,580
Rio Tinto Finance USA plc	2.000%	3/22/17	4,525	4,498
Rio Tinto Finance USA plc	1.625%	8/21/17	8,400	8,193
Rohm & Haas Co.	6.000%	9/15/17	4,029	4,600
Sherwin-Williams Co.	1.350%	12/15/17	6,200	5,985
Teck Resources Ltd.	3.150%	1/15/17	4,425	4,481
Teck Resources Ltd.	3.850%	8/15/17	1,900	1,963
Teck Resources Ltd.	2.500%	2/1/18	2,991	2,888
Vale Canada Ltd.	5.700%	10/15/15	1,555	1,661
Vale Overseas Ltd.	6.250%	1/11/16	6,500	7,121
Vale Overseas Ltd.	6.250%	1/23/17	5,650	6,266
Xstrata Canada Corp.	6.000%	10/15/15	1,475	1,590
Xstrata Canada Corp.	5.500%	6/15/17	900	965

Capital Goods (4.1%)
3M Co.	1.375%	9/29/16	3,525	3,565
3M Co.	1.000%	6/26/17	4,900	4,773
ABB Finance USA Inc.	1.625%	5/8/17	400	396

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bemis Co. Inc.	5.650%	8/1/14	800	835
Black & Decker Corp.	5.750%	11/15/16	2,400	2,716
Boeing Capital Corp.	3.250%	10/27/14	3,350	3,456
Boeing Capital Corp.	2.125%	8/15/16	2,740	2,824
Boeing Capital Corp.	2.900%	8/15/18	850	879
Boeing Co.	3.500%	2/15/15	4,825	5,032
Boeing Co.	3.750%	11/20/16	1,731	1,869
Boeing Co.	0.950%	5/15/18	600	571
Caterpillar Financial Services Corp.	1.125%	12/15/14	2,675	2,695
Caterpillar Financial Services Corp.	1.050%	3/26/15	400	402
Caterpillar Financial Services Corp.	1.100%	5/29/15	9,400	9,470
Caterpillar Financial Services Corp.	4.625%	6/1/15	600	639
Caterpillar Financial Services Corp.	2.650%	4/1/16	3,200	3,321
Caterpillar Financial Services Corp.	2.050%	8/1/16	7,675	7,864
Caterpillar Financial Services Corp.	1.625%	6/1/17	4,049	4,023
Caterpillar Financial Services Corp.	1.250%	11/6/17	5,525	5,387
Caterpillar Financial Services Corp.	1.300%	3/1/18	750	724
Caterpillar Financial Services Corp.	5.450%	4/15/18	1,000	1,144
Caterpillar Inc.	0.950%	6/26/15	3,625	3,642
Caterpillar Inc.	5.700%	8/15/16	2,000	2,259
Caterpillar Inc.	1.500%	6/26/17	2,370	2,340
Cooper US Inc.	5.450%	4/1/15	1,300	1,391
Cooper US Inc.	2.375%	1/15/16	550	564
Cooper US Inc.	6.100%	7/1/17	1,800	2,049
CRH America Inc.	4.125%	1/15/16	1,250	1,312
CRH America Inc.	6.000%	9/30/16	9,425	10,600
Danaher Corp.	2.300%	6/23/16	3,100	3,197
Danaher Corp.	5.625%	1/15/18	2,025	2,316
Dover Corp.	4.875%	10/15/15	175	190
Dover Corp.	5.450%	3/15/18	900	1,026
Eaton Corp.	5.300%	3/15/17	2,300	2,536
2 Eaton Corp.	1.500%	11/2/17	4,900	4,758
Eaton Corp.	5.600%	5/15/18	2,650	2,996
Embraer Overseas Ltd.	6.375%	1/24/17	1,600	1,762
Emerson Electric Co.	5.125%	12/1/16	375	421
Emerson Electric Co.	5.375%	10/15/17	5,000	5,696
Exelis Inc.	4.250%	10/1/16	1,100	1,158
General Dynamics Corp.	1.375%	1/15/15	3,875	3,920
General Dynamics Corp.	1.000%	11/15/17	6,450	6,208
General Electric Co.	0.850%	10/9/15	10,775	10,771
General Electric Co.	5.250%	12/6/17	18,975	21,440
Harsco Corp.	2.700%	10/15/15	840	846
Harsco Corp.	5.750%	5/15/18	2,220	2,353
Honeywell International Inc.	5.400%	3/15/16	275	304
Honeywell International Inc.	5.300%	3/15/17	2,400	2,690
Honeywell International Inc.	5.300%	3/1/18	5,250	5,977
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	4,874	5,698
John Deere Capital Corp.	1.250%	12/2/14	2,975	3,004
John Deere Capital Corp.	2.950%	3/9/15	3,250	3,365
John Deere Capital Corp.	0.875%	4/17/15	1,900	1,907
John Deere Capital Corp.	0.950%	6/29/15	750	754
John Deere Capital Corp.	0.700%	9/4/15	1,700	1,700
John Deere Capital Corp.	0.750%	1/22/16	650	646
John Deere Capital Corp.	2.250%	6/7/16	1,900	1,960
John Deere Capital Corp.	1.850%	9/15/16	3,300	3,361
John Deere Capital Corp.	2.000%	1/13/17	4,510	4,546

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
John Deere Capital Corp.	1.400%	3/15/17	2,000	1,985
John Deere Capital Corp.	5.500%	4/13/17	1,675	1,882
John Deere Capital Corp.	2.800%	9/18/17	3,625	3,755
John Deere Capital Corp.	1.200%	10/10/17	5,600	5,447
John Deere Capital Corp.	1.300%	3/12/18	2,525	2,447
John Deere Capital Corp.	5.350%	4/3/18	1,975	2,240
Joy Global Inc.	6.000%	11/15/16	1,185	1,330
L-3 Communications Corp.	3.950%	11/15/16	4,425	4,690
Lockheed Martin Corp.	7.650%	5/1/16	500	584
Lockheed Martin Corp.	2.125%	9/15/16	4,825	4,926
Martin Marietta Materials Inc.	6.600%	4/15/18	3,050	3,398
Mohawk Industries Inc.	6.375%	1/15/16	4,275	4,706
Northrop Grumman Corp.	1.750%	6/1/18	4,025	3,902
Owens Corning	6.500%	12/1/16	2,882	3,207
Pentair Finance SA	1.350%	12/1/15	1,500	1,508
Pentair Finance SA	1.875%	9/15/17	1,000	976
Precision Castparts Corp.	0.700%	12/20/15	2,425	2,415
Precision Castparts Corp.	1.250%	1/15/18	5,940	5,742
Republic Services Inc.	3.800%	5/15/18	250	264
Rockwell Automation Inc.	5.650%	12/1/17	500	568
Roper Industries Inc.	1.850%	11/15/17	1,325	1,300
Textron Inc.	4.625%	9/21/16	2,000	2,155
Textron Inc.	5.600%	12/1/17	2,275	2,489
United Technologies Corp.	4.875%	5/1/15	8,400	8,992
United Technologies Corp.	1.800%	6/1/17	10,050	10,117
United Technologies Corp.	5.375%	12/15/17	2,710	3,097
Waste Management Inc.	6.375%	3/11/15	2,934	3,169
Waste Management Inc.	2.600%	9/1/16	5,021	5,177
Xylem Inc.	3.550%	9/20/16	2,225	2,327

Communication (7.5%)
Alltel Corp.	7.000%	3/15/16	1,500	1,701
America Movil SAB de CV	5.750%	1/15/15	3,000	3,182
America Movil SAB de CV	3.625%	3/30/15	4,500	4,660
America Movil SAB de CV	2.375%	9/8/16	10,025	10,178
America Movil SAB de CV	5.625%	11/15/17	1,525	1,719
American Tower Corp.	4.625%	4/1/15	3,850	4,028
American Tower Corp.	7.000%	10/15/17	2,300	2,621
American Tower Corp.	4.500%	1/15/18	5,260	5,546
AT&T Inc.	5.100%	9/15/14	10,450	10,935
AT&T Inc.	0.875%	2/13/15	7,950	7,964
AT&T Inc.	2.500%	8/15/15	12,675	13,080
AT&T Inc.	0.800%	12/1/15	4,500	4,485
AT&T Inc.	0.900%	2/12/16	4,544	4,521
AT&T Inc.	2.950%	5/15/16	8,090	8,446
AT&T Inc.	5.625%	6/15/16	3,470	3,864
AT&T Inc.	2.400%	8/15/16	7,650	7,851
AT&T Inc.	1.600%	2/15/17	5,300	5,278
AT&T Inc.	1.700%	6/1/17	5,161	5,119
AT&T Inc.	1.400%	12/1/17	10,300	9,999
AT&T Inc.	5.500%	2/1/18	12,865	14,560
AT&T Inc.	5.600%	5/15/18	3,400	3,891
BellSouth Corp.	5.200%	9/15/14	9,400	9,833
British Telecommunications plc	2.000%	6/22/15	5,175	5,264
British Telecommunications plc	1.625%	6/28/16	1,300	1,306
British Telecommunications plc	5.950%	1/15/18	4,340	4,971

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CBS Corp.	1.950%	7/1/17	2,125	2,106
CBS Corp.	4.625%	5/15/18	525	568
CC Holdings GS V LLC /
Crown Castle GS III Corp.	2.381%	12/15/17	1,000	980
Comcast Cable Communications LLC	8.875%	5/1/17	1,800	2,239
Comcast Corp.	6.500%	1/15/15	4,750	5,123
Comcast Corp.	5.850%	11/15/15	5,475	6,063
Comcast Corp.	5.900%	3/15/16	7,950	8,893
Comcast Corp.	4.950%	6/15/16	5,000	5,514
Comcast Corp.	6.500%	1/15/17	5,324	6,156
Comcast Corp.	6.300%	11/15/17	3,225	3,785
Comcast Corp.	5.875%	2/15/18	3,200	3,711
Comcast Corp.	5.700%	5/15/18	3,325	3,850
COX Communications Inc.	5.450%	12/15/14	3,273	3,464
COX Communications Inc.	5.500%	10/1/15	2,225	2,404
Deutsche Telekom International Finance BV	5.750%	3/23/16	6,375	7,038
Deutsche Telekom International Finance BV	6.750%	8/20/18	2,500	2,981
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	4.750%	10/1/14	7,704	8,015
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.550%	3/15/15	4,925	5,091
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.125%	2/15/16	3,075	3,166
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.500%	3/1/16	7,650	7,947
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	2.400%	3/15/17	7,125	7,064
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	1.750%	1/15/18	2,700	2,574
Discovery Communications LLC	3.700%	6/1/15	3,585	3,755
Embarq Corp.	7.082%	6/1/16	5,825	6,587
Grupo Televisa SAB	6.000%	5/15/18	2,350	2,622
GTE Corp.	6.840%	4/15/18	750	879
Interpublic Group of Cos. Inc.	6.250%	11/15/14	4,225	4,436
Interpublic Group of Cos. Inc.	2.250%	11/15/17	1,800	1,756
McGraw Hill Financial Inc.	5.900%	11/15/17	1,900	2,051
NBCUniversal Media LLC	3.650%	4/30/15	4,525	4,740
NBCUniversal Media LLC	2.875%	4/1/16	4,900	5,117
News America Inc.	5.300%	12/15/14	6,740	7,130
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	3,825	3,771
Omnicom Group Inc.	5.900%	4/15/16	7,310	8,159
Orange SA	2.125%	9/16/15	2,075	2,110
Orange SA	2.750%	9/14/16	7,450	7,686
Qwest Corp.	7.500%	10/1/14	2,000	2,123
Qwest Corp.	8.375%	5/1/16	1,925	2,204
Qwest Corp.	6.500%	6/1/17	3,800	4,282
Rogers Communications Inc.	7.500%	3/15/15	3,100	3,405
Rogers Communications Inc.	6.800%	8/15/18	7,425	8,774
Scripps Networks Interactive Inc.	2.700%	12/15/16	2,225	2,302
TCI Communications Inc.	8.750%	8/1/15	1,125	1,290
Telecom Italia Capital SA	6.175%	6/18/14	2,356	2,432
Telecom Italia Capital SA	5.250%	10/1/15	5,575	5,822
Telecom Italia Capital SA	6.999%	6/4/18	5,150	5,562
Telefonica Emisiones SAU	4.949%	1/15/15	4,450	4,630
Telefonica Emisiones SAU	3.729%	4/27/15	1,650	1,697
Telefonica Emisiones SAU	3.992%	2/16/16	11,175	11,536

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Telefonica Emisiones SAU	6.421%	6/20/16	4,600	5,041
Telefonica Emisiones SAU	6.221%	7/3/17	750	822
Telefonica Emisiones SAU	3.192%	4/27/18	7,800	7,613
Telefonos de Mexico SAB de CV	5.500%	1/27/15	2,000	2,125
Thomson Reuters Corp.	5.700%	10/1/14	3,825	4,021
Thomson Reuters Corp.	6.500%	7/15/18	6,250	7,302
Time Warner Cable Inc.	3.500%	2/1/15	3,225	3,323
Time Warner Cable Inc.	5.850%	5/1/17	8,200	8,922
Time Warner Cable Inc.	6.750%	7/1/18	9,617	10,728
Verizon Communications Inc.	1.250%	11/3/14	5,050	5,084
Verizon Communications Inc.	5.550%	2/15/16	5,350	5,899
Verizon Communications Inc.	3.000%	4/1/16	4,650	4,839
Verizon Communications Inc.	2.000%	11/1/16	14,775	14,963
Verizon Communications Inc.	5.500%	4/1/17	3,400	3,813
Verizon Communications Inc.	1.100%	11/1/17	3,750	3,627
Verizon Communications Inc.	5.500%	2/15/18	5,425	6,114
Verizon Communications Inc.	6.100%	4/15/18	8,500	9,863
Vodafone Group plc	5.375%	1/30/15	6,790	7,206
Vodafone Group plc	5.000%	9/15/15	2,700	2,894
Vodafone Group plc	3.375%	11/24/15	3,300	3,458
Vodafone Group plc	0.900%	2/19/16	5,000	4,930
Vodafone Group plc	5.750%	3/15/16	2,525	2,789
Vodafone Group plc	2.875%	3/16/16	2,850	2,947
Vodafone Group plc	5.625%	2/27/17	7,500	8,338
Vodafone Group plc	1.625%	3/20/17	3,625	3,571
Vodafone Group plc	1.250%	9/26/17	5,725	5,490
Vodafone Group plc	1.500%	2/19/18	4,000	3,855
Vodafone Group plc	4.625%	7/15/18	2,725	2,981
WPP Finance UK	8.000%	9/15/14	2,725	2,913

Consumer Cyclical (6.9%)
Amazon.com Inc.	0.650%	11/27/15	5,650	5,626
Amazon.com Inc.	1.200%	11/29/17	4,025	3,893
AutoZone Inc.	5.750%	1/15/15	2,450	2,610
AutoZone Inc.	5.500%	11/15/15	2,500	2,733
AutoZone Inc.	7.125%	8/1/18	125	149
Brinker International Inc.	2.600%	5/15/18	1,100	1,081
Carnival Corp.	1.200%	2/5/16	1,425	1,410
Carnival Corp.	1.875%	12/15/17	5,375	5,214
Costco Wholesale Corp.	0.650%	12/7/15	4,400	4,395
Costco Wholesale Corp.	5.500%	3/15/17	7,150	8,110
Costco Wholesale Corp.	1.125%	12/15/17	5,400	5,261
CVS Caremark Corp.	4.875%	9/15/14	1,725	1,800
CVS Caremark Corp.	3.250%	5/18/15	4,050	4,214
CVS Caremark Corp.	6.125%	8/15/16	1,055	1,202
CVS Caremark Corp.	5.750%	6/1/17	7,220	8,223
Darden Restaurants Inc.	6.200%	10/15/17	1,600	1,793
Dollar General Corp.	4.125%	7/15/17	4,000	4,198
eBay Inc.	1.625%	10/15/15	2,950	3,008
eBay Inc.	1.350%	7/15/17	6,100	6,029
Expedia Inc.	7.456%	8/15/18	1,925	2,221
Ford Motor Credit Co. LLC	8.700%	10/1/14	6,125	6,595
Ford Motor Credit Co. LLC	3.875%	1/15/15	5,625	5,792
Ford Motor Credit Co. LLC	7.000%	4/15/15	9,700	10,491
Ford Motor Credit Co. LLC	2.750%	5/15/15	7,700	7,827
Ford Motor Credit Co. LLC	12.000%	5/15/15	3,475	4,052

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	5.625%	9/15/15	6,300	6,759
Ford Motor Credit Co. LLC	2.500%	1/15/16	3,500	3,533
Ford Motor Credit Co. LLC	4.207%	4/15/16	4,700	4,926
Ford Motor Credit Co. LLC	1.700%	5/9/16	3,000	2,960
Ford Motor Credit Co. LLC	3.984%	6/15/16	7,850	8,197
Ford Motor Credit Co. LLC	8.000%	12/15/16	9,525	11,065
Ford Motor Credit Co. LLC	4.250%	2/3/17	7,375	7,727
Ford Motor Credit Co. LLC	3.000%	6/12/17	10,550	10,619
Ford Motor Credit Co. LLC	6.625%	8/15/17	9,125	10,294
Ford Motor Credit Co. LLC	2.375%	1/16/18	7,393	7,186
Ford Motor Credit Co. LLC	5.000%	5/15/18	6,675	7,154
Historic TW Inc.	6.875%	6/15/18	2,764	3,298
Home Depot Inc.	5.400%	3/1/16	14,518	16,063
Hyatt Hotels Corp.	3.875%	8/15/16	400	424
Johnson Controls Inc.	5.500%	1/15/16	2,950	3,225
Johnson Controls Inc.	2.600%	12/1/16	1,475	1,521
Kohl’s Corp.	6.250%	12/15/17	2,500	2,867
Lowe’s Cos. Inc.	5.000%	10/15/15	2,125	2,311
Lowe’s Cos. Inc.	2.125%	4/15/16	2,850	2,925
Lowe’s Cos. Inc.	5.400%	10/15/16	500	563
Lowe’s Cos. Inc.	1.625%	4/15/17	5,825	5,799
Macy’s Retail Holdings Inc.	7.875%	7/15/15	2,425	2,722
Macy’s Retail Holdings Inc.	5.900%	12/1/16	3,158	3,569
Macy’s Retail Holdings Inc.	7.450%	7/15/17	1,250	1,480
Marriott International Inc.	6.200%	6/15/16	4,650	5,213
Marriott International Inc.	6.375%	6/15/17	1,825	2,038
McDonald’s Corp.	0.750%	5/29/15	400	401
McDonald’s Corp.	5.300%	3/15/17	4,000	4,486
McDonald’s Corp.	5.800%	10/15/17	1,920	2,217
McDonald’s Corp.	5.350%	3/1/18	6,215	7,086
Nordstrom Inc.	6.250%	1/15/18	2,467	2,854
PACCAR Financial Corp.	1.050%	6/5/15	1,600	1,608
PACCAR Financial Corp.	0.700%	11/16/15	1,000	997
PACCAR Financial Corp.	0.800%	2/8/16	1,725	1,715
PACCAR Financial Corp.	0.750%	5/16/16	3,000	2,965
PACCAR Financial Corp.	1.150%	8/16/16	3,700	3,696
PACCAR Financial Corp.	1.600%	3/15/17	1,925	1,903
Staples Inc.	2.750%	1/12/18	1,175	1,179
Starbucks Corp.	6.250%	8/15/17	1,600	1,842
Starwood Hotels & Resorts Worldwide Inc.	7.375%	11/15/15	1,850	2,077
Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	1,300	1,523
Target Corp.	5.875%	7/15/16	4,275	4,842
Target Corp.	5.375%	5/1/17	4,353	4,925
Target Corp.	6.000%	1/15/18	6,450	7,510
Time Warner Cos. Inc.	7.250%	10/15/17	468	563
Time Warner Inc.	3.150%	7/15/15	6,875	7,160
Time Warner Inc.	5.875%	11/15/16	4,600	5,206
TJX Cos. Inc.	4.200%	8/15/15	1,775	1,891
Toyota Motor Credit Corp.	1.250%	11/17/14	7,175	7,239
Toyota Motor Credit Corp.	1.000%	2/17/15	4,575	4,605
Toyota Motor Credit Corp.	3.200%	6/17/15	5,275	5,509
Toyota Motor Credit Corp.	0.875%	7/17/15	5,642	5,668
Toyota Motor Credit Corp.	2.800%	1/11/16	3,300	3,434
Toyota Motor Credit Corp.	2.000%	9/15/16	7,200	7,364
Toyota Motor Credit Corp.	2.050%	1/12/17	3,625	3,675
Toyota Motor Credit Corp.	1.750%	5/22/17	9,875	9,870

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Toyota Motor Credit Corp.	1.250%	10/5/17	5,550	5,408
Toyota Motor Credit Corp.	1.375%	1/10/18	5,044	4,906
Viacom Inc.	4.375%	9/15/14	2,350	2,434
Viacom Inc.	1.250%	2/27/15	4,700	4,717
Viacom Inc.	4.250%	9/15/15	700	741
Viacom Inc.	6.250%	4/30/16	2,850	3,188
Viacom Inc.	2.500%	12/15/16	3,300	3,373
Viacom Inc.	3.500%	4/1/17	475	495
Viacom Inc.	6.125%	10/5/17	4,600	5,244
Viacom Inc.	2.500%	9/1/18	1,100	1,088
Wal-Mart Stores Inc.	2.875%	4/1/15	3,750	3,887
Wal-Mart Stores Inc.	4.500%	7/1/15	4,425	4,747
Wal-Mart Stores Inc.	2.250%	7/8/15	3,425	3,530
Wal-Mart Stores Inc.	1.500%	10/25/15	9,025	9,194
Wal-Mart Stores Inc.	0.600%	4/11/16	2,150	2,136
Wal-Mart Stores Inc.	2.800%	4/15/16	2,075	2,177
Wal-Mart Stores Inc.	5.375%	4/5/17	7,725	8,753
Wal-Mart Stores Inc.	5.800%	2/15/18	2,425	2,824
Wal-Mart Stores Inc.	1.125%	4/11/18	4,100	3,965
Walgreen Co.	1.000%	3/13/15	4,700	4,712
Walgreen Co.	1.800%	9/15/17	4,865	4,830
Walt Disney Co.	0.875%	12/1/14	5,350	5,379
Walt Disney Co.	0.450%	12/1/15	2,000	1,992
Walt Disney Co.	1.350%	8/16/16	3,425	3,457
Walt Disney Co.	5.625%	9/15/16	4,500	5,104
Walt Disney Co.	1.125%	2/15/17	1,050	1,029
Walt Disney Co.	6.000%	7/17/17	2,100	2,429
Walt Disney Co.	1.100%	12/1/17	5,300	5,159
Walt Disney Co.	5.875%	12/15/17	3,700	4,299
Western Union Co.	5.930%	10/1/16	4,450	4,938
Western Union Co.	2.875%	12/10/17	1,965	1,979
Western Union Co.	3.650%	8/22/18	3,250	3,319
Wyndham Worldwide Corp.	6.000%	12/1/16	1,688	1,876
Wyndham Worldwide Corp.	2.950%	3/1/17	300	304
Wyndham Worldwide Corp.	2.500%	3/1/18	3,165	3,098
Yum! Brands Inc.	6.250%	4/15/16	2,714	3,039
Yum! Brands Inc.	6.250%	3/15/18	1,700	1,960

Consumer Noncyclical (13.0%)
AbbVie Inc.	1.200%	11/6/15	17,425	17,511
AbbVie Inc.	1.750%	11/6/17	18,225	17,968
Actavis Inc.	1.875%	10/1/17	5,021	4,938
Allergan Inc.	5.750%	4/1/16	3,000	3,346
Allergan Inc.	1.350%	3/15/18	2,025	1,949
Altria Group Inc.	4.125%	9/11/15	6,213	6,598
AmerisourceBergen Corp.	5.875%	9/15/15	3,375	3,701
Amgen Inc.	1.875%	11/15/14	4,050	4,112
Amgen Inc.	4.850%	11/18/14	4,900	5,143
Amgen Inc.	2.300%	6/15/16	3,500	3,589
Amgen Inc.	2.500%	11/15/16	5,800	5,985
Amgen Inc.	2.125%	5/15/17	9,275	9,331
Amgen Inc.	5.850%	6/1/17	3,900	4,424
Amgen Inc.	6.150%	6/1/18	1,800	2,096
Anheuser-Busch Cos. LLC	5.600%	3/1/17	1,385	1,566
Anheuser-Busch Cos. LLC	5.500%	1/15/18	4,600	5,258
Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	750	748

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	7,275	7,062
Anheuser-Busch InBev Worldwide Inc.	5.375%	11/15/14	6,875	7,263
Anheuser-Busch InBev Worldwide Inc.	4.125%	1/15/15	8,050	8,430
Anheuser-Busch InBev Worldwide Inc.	3.625%	4/15/15	2,800	2,933
Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	9,700	9,720
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	600	627
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	13,025	12,870
Archer-Daniels-Midland Co.	8.375%	4/15/17	750	916
Archer-Daniels-Midland Co.	5.450%	3/15/18	3,925	4,489
AstraZeneca plc	5.900%	9/15/17	9,300	10,713
Avon Products Inc.	2.375%	3/15/16	825	833
Avon Products Inc.	5.750%	3/1/18	1,500	1,611
Baxter International Inc.	4.625%	3/15/15	1,200	1,273
Baxter International Inc.	5.900%	9/1/16	5,085	5,784
Baxter International Inc.	1.850%	1/15/17	1,000	1,010
Baxter International Inc.	5.375%	6/1/18	2,725	3,093
Baxter International Inc.	1.850%	6/15/18	5,000	4,949
Beam Inc.	5.375%	1/15/16	1,568	1,705
Beam Inc.	1.875%	5/15/17	1,125	1,120
Beam Inc.	1.750%	6/15/18	2,725	2,659
Becton Dickinson & Co.	1.750%	11/8/16	2,375	2,408
Biogen Idec Inc.	6.875%	3/1/18	2,325	2,738
Boston Scientific Corp.	4.500%	1/15/15	4,365	4,561
Boston Scientific Corp.	6.250%	11/15/15	3,800	4,192
Boston Scientific Corp.	6.400%	6/15/16	1,575	1,765
Boston Scientific Corp.	5.125%	1/12/17	1,650	1,776
Bottling Group LLC	5.500%	4/1/16	625	693
Bristol-Myers Squibb Co.	0.875%	8/1/17	2,600	2,515
Bristol-Myers Squibb Co.	5.450%	5/1/18	3,205	3,709
Brown-Forman Corp.	2.500%	1/15/16	725	746
Brown-Forman Corp.	1.000%	1/15/18	2,150	2,065
Bunge Ltd. Finance Corp.	5.100%	7/15/15	3,000	3,203
Bunge Ltd. Finance Corp.	4.100%	3/15/16	2,875	3,027
Bunge Ltd. Finance Corp.	3.200%	6/15/17	2,500	2,560
Campbell Soup Co.	3.375%	8/15/14	500	513
Campbell Soup Co.	3.050%	7/15/17	1,320	1,377
Cardinal Health Inc.	4.000%	6/15/15	2,100	2,211
Cardinal Health Inc.	1.900%	6/15/17	3,900	3,873
Cardinal Health Inc.	1.700%	3/15/18	2,250	2,171
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,200	1,165
Celgene Corp.	2.450%	10/15/15	3,575	3,673
Celgene Corp.	1.900%	8/15/17	600	597
Celgene Corp.	2.300%	8/15/18	2,575	2,545
Church & Dwight Co. Inc.	3.350%	12/15/15	350	363
Clorox Co.	5.000%	1/15/15	1,025	1,084
Clorox Co.	5.950%	10/15/17	6,950	7,941
Coca-Cola Co.	0.750%	3/13/15	6,600	6,628
Coca-Cola Co.	1.500%	11/15/15	4,220	4,313
Coca-Cola Co.	1.800%	9/1/16	8,425	8,607
Coca-Cola Co.	5.350%	11/15/17	4,875	5,562
Coca-Cola Co.	1.650%	3/14/18	1,875	1,862
Coca-Cola Co.	1.150%	4/1/18	5,700	5,525
Coca-Cola Enterprises Inc.	2.125%	9/15/15	2,900	2,964
Coca-Cola Enterprises Inc.	2.000%	8/19/16	500	507
Coca-Cola HBC Finance BV	5.500%	9/17/15	1,250	1,344
Colgate-Palmolive Co.	0.600%	11/15/14	2,000	2,004

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Colgate-Palmolive Co.	1.300%	1/15/17	2,506	2,505
Colgate-Palmolive Co.	2.625%	5/1/17	625	647
Colgate-Palmolive Co.	0.900%	5/1/18	2,950	2,830
ConAgra Foods Inc.	1.350%	9/10/15	1,000	1,007
ConAgra Foods Inc.	1.300%	1/25/16	6,985	6,978
ConAgra Foods Inc.	5.819%	6/15/17	1,500	1,679
ConAgra Foods Inc.	1.900%	1/25/18	5,050	4,955
Covidien International Finance SA	1.350%	5/29/15	3,475	3,505
Covidien International Finance SA	2.800%	6/15/15	2,250	2,326
Covidien International Finance SA	6.000%	10/15/17	4,650	5,316
CR Bard Inc.	1.375%	1/15/18	2,000	1,931
Delhaize Group SA	6.500%	6/15/17	2,450	2,749
DENTSPLY International Inc.	2.750%	8/15/16	525	538
Diageo Capital plc	0.625%	4/29/16	5,900	5,816
Diageo Capital plc	5.500%	9/30/16	1,700	1,911
Diageo Capital plc	1.500%	5/11/17	5,475	5,421
Diageo Capital plc	5.750%	10/23/17	5,350	6,117
Diageo Capital plc	1.125%	4/29/18	2,650	2,533
Diageo Finance BV	3.250%	1/15/15	400	414
Diageo Finance BV	5.300%	10/28/15	3,100	3,394
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	3,110	3,223
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	3,970	4,728
Eli Lilly & Co.	5.200%	3/15/17	5,800	6,510
Express Scripts Holding Co.	2.750%	11/21/14	1,800	1,840
Express Scripts Holding Co.	2.100%	2/12/15	3,025	3,073
Express Scripts Holding Co.	3.125%	5/15/16	11,450	11,932
Express Scripts Holding Co.	3.500%	11/15/16	4,225	4,464
Express Scripts Holding Co.	2.650%	2/15/17	5,675	5,806
Genentech Inc.	4.750%	7/15/15	4,175	4,481
General Mills Inc.	5.200%	3/17/15	5,775	6,167
General Mills Inc.	0.875%	1/29/16	1,140	1,134
General Mills Inc.	5.700%	2/15/17	3,825	4,319
Genzyme Corp.	3.625%	6/15/15	2,300	2,417
Gilead Sciences Inc.	2.400%	12/1/14	2,900	2,955
Gilead Sciences Inc.	3.050%	12/1/16	2,665	2,800
GlaxoSmithKline Capital Inc.	0.700%	3/18/16	4,975	4,953
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	13,600	15,665
GlaxoSmithKline Capital plc	0.750%	5/8/15	5,675	5,690
GlaxoSmithKline Capital plc	1.500%	5/8/17	10,425	10,360
Hasbro Inc.	6.300%	9/15/17	1,975	2,215
Hershey Co.	5.450%	9/1/16	1,400	1,574
Hershey Co.	1.500%	11/1/16	375	378
Hillshire Brands Co.	2.750%	9/15/15	1,125	1,152
Ingredion Inc.	3.200%	11/1/15	2,625	2,731
Johnson & Johnson	2.150%	5/15/16	3,720	3,850
Johnson & Johnson	5.550%	8/15/17	3,100	3,558
Johnson & Johnson	5.150%	7/15/18	5,850	6,710
Kellogg Co.	1.125%	5/15/15	1,600	1,610
Kellogg Co.	4.450%	5/30/16	3,975	4,315
Kellogg Co.	1.875%	11/17/16	4,200	4,260
Kellogg Co.	1.750%	5/17/17	2,775	2,768
Kellogg Co.	3.250%	5/21/18	450	470
Kimberly-Clark Corp.	4.875%	8/15/15	2,550	2,757
Kimberly-Clark Corp.	6.125%	8/1/17	4,646	5,403
Kimberly-Clark Corp.	6.250%	7/15/18	1,000	1,183
Koninklijke Philips NV	5.750%	3/11/18	8,500	9,803

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kraft Foods Group Inc.	1.625%	6/4/15	7,400	7,506
Kraft Foods Group Inc.	2.250%	6/5/17	5,100	5,165
Kraft Foods Group Inc.	6.125%	8/23/18	4,250	4,973
Kroger Co.	3.900%	10/1/15	2,550	2,694
Kroger Co.	2.200%	1/15/17	5,050	5,082
Kroger Co.	6.400%	8/15/17	2,425	2,781
Laboratory Corp. of America Holdings	5.625%	12/15/15	1,475	1,608
Laboratory Corp. of America Holdings	3.125%	5/15/16	100	103
Laboratory Corp. of America Holdings	2.200%	8/23/17	4,950	4,890
Life Technologies Corp.	4.400%	3/1/15	2,650	2,766
Lorillard Tobacco Co.	3.500%	8/4/16	4,650	4,855
Lorillard Tobacco Co.	2.300%	8/21/17	2,215	2,177
Mattel Inc.	2.500%	11/1/16	2,255	2,316
McKesson Corp.	0.950%	12/4/15	900	900
McKesson Corp.	3.250%	3/1/16	5,775	6,065
McKesson Corp.	5.700%	3/1/17	1,500	1,686
McKesson Corp.	1.400%	3/15/18	2,100	2,025
Mead Johnson Nutrition Co.	3.500%	11/1/14	1,000	1,025
Medco Health Solutions Inc.	2.750%	9/15/15	5,950	6,141
Medco Health Solutions Inc.	7.125%	3/15/18	8,175	9,806
Medtronic Inc.	3.000%	3/15/15	6,250	6,473
Medtronic Inc.	2.625%	3/15/16	4,300	4,462
Medtronic Inc.	1.375%	4/1/18	4,800	4,669
Merck & Co. Inc.	2.250%	1/15/16	3,675	3,793
Merck & Co. Inc.	6.000%	9/15/17	5,075	5,879
Merck & Co. Inc.	1.100%	1/31/18	4,176	4,029
Merck & Co. Inc.	1.300%	5/18/18	9,000	8,681
Merck Sharp & Dohme Corp.	4.750%	3/1/15	3,425	3,643
Merck Sharp & Dohme Corp.	4.000%	6/30/15	4,725	5,011
Molson Coors Brewing Co.	2.000%	5/1/17	1,100	1,104
Mondelez International Inc.	4.125%	2/9/16	10,200	10,877
Mondelez International Inc.	6.500%	8/11/17	10,057	11,643
Mondelez International Inc.	6.125%	2/1/18	5,900	6,780
Mondelez International Inc.	6.125%	8/23/18	2,300	2,659
2 Mylan Inc.	1.800%	6/24/16	2,100	2,101
2 Mylan Inc.	2.600%	6/24/18	2,725	2,701
Newell Rubbermaid Inc.	2.000%	6/15/15	375	380
Newell Rubbermaid Inc.	2.050%	12/1/17	2,700	2,649
Novartis Capital Corp.	2.900%	4/24/15	10,075	10,465
PepsiAmericas Inc.	4.875%	1/15/15	225	238
PepsiAmericas Inc.	5.000%	5/15/17	750	827
PepsiCo Inc.	3.100%	1/15/15	5,775	5,967
PepsiCo Inc.	0.750%	3/5/15	4,715	4,720
PepsiCo Inc.	0.700%	8/13/15	5,250	5,256
PepsiCo Inc.	2.500%	5/10/16	8,500	8,805
PepsiCo Inc.	1.250%	8/13/17	8,300	8,117
PepsiCo Inc.	5.000%	6/1/18	9,181	10,303
Pfizer Inc.	5.350%	3/15/15	15,435	16,521
Pfizer Inc.	1.500%	6/15/18	3,925	3,849
Philip Morris International Inc.	2.500%	5/16/16	6,950	7,207
Philip Morris International Inc.	1.625%	3/20/17	5,425	5,410
Philip Morris International Inc.	1.125%	8/21/17	1,325	1,289
Philip Morris International Inc.	5.650%	5/16/18	11,525	13,276
Procter & Gamble Co.	3.500%	2/15/15	3,375	3,520
Procter & Gamble Co.	3.150%	9/1/15	3,275	3,437
Procter & Gamble Co.	1.800%	11/15/15	4,350	4,456

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Procter & Gamble Co.	4.850%	12/15/15	3,850	4,209
Procter & Gamble Co.	1.450%	8/15/16	6,425	6,504
Quest Diagnostics Inc.	5.450%	11/1/15	1,090	1,182
Quest Diagnostics Inc.	3.200%	4/1/16	1,100	1,140
Quest Diagnostics Inc.	6.400%	7/1/17	1,725	1,946
Reynolds American Inc.	1.050%	10/30/15	1,050	1,049
Reynolds American Inc.	7.625%	6/1/16	4,250	4,924
Reynolds American Inc.	6.750%	6/15/17	4,850	5,580
Reynolds American Inc.	7.750%	6/1/18	1,350	1,634
Safeway Inc.	6.350%	8/15/17	6,565	7,460
Sanofi	1.200%	9/30/14	5,475	5,523
Sanofi	2.625%	3/29/16	7,940	8,257
Sanofi	1.250%	4/10/18	6,375	6,165
St. Jude Medical Inc.	2.500%	1/15/16	2,200	2,251
Stryker Corp.	3.000%	1/15/15	1,728	1,783
Stryker Corp.	2.000%	9/30/16	2,675	2,740
Stryker Corp.	1.300%	4/1/18	4,000	3,862
Sysco Corp.	0.550%	6/12/15	5,268	5,267
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	4,100	4,204
Teva Pharmaceutical Finance II BV /
Teva Pharmaceutical Finance III LLC	3.000%	6/15/15	5,325	5,508
Thermo Fisher Scientific Inc.	3.250%	11/20/14	150	154
Thermo Fisher Scientific Inc.	3.200%	5/1/15	3,700	3,828
Thermo Fisher Scientific Inc.	3.200%	3/1/16	4,010	4,164
Thermo Fisher Scientific Inc.	2.250%	8/15/16	8,700	8,810
Tyson Foods Inc.	6.600%	4/1/16	4,585	5,135
Unilever Capital Corp.	0.450%	7/30/15	650	647
Unilever Capital Corp.	2.750%	2/10/16	2,500	2,607
Unilever Capital Corp.	0.850%	8/2/17	3,375	3,259
UST LLC	5.750%	3/1/18	1,275	1,454
Wyeth LLC	5.500%	2/15/16	4,675	5,199
Wyeth LLC	5.450%	4/1/17	4,545	5,173
Zimmer Holdings Inc.	1.400%	11/30/14	1,225	1,234
2 Zoetis Inc.	1.150%	2/1/16	2,425	2,420
2 Zoetis Inc.	1.875%	2/1/18	3,025	2,966

Energy (5.9%)
Anadarko Petroleum Corp.	5.950%	9/15/16	11,150	12,502
Anadarko Petroleum Corp.	6.375%	9/15/17	9,850	11,392
Apache Corp.	5.625%	1/15/17	3,025	3,402
Apache Corp.	1.750%	4/15/17	3,050	3,051
BP Capital Markets plc	1.700%	12/5/14	3,400	3,451
BP Capital Markets plc	3.875%	3/10/15	12,775	13,379
BP Capital Markets plc	3.125%	10/1/15	10,850	11,354
BP Capital Markets plc	0.700%	11/6/15	1,000	997
BP Capital Markets plc	3.200%	3/11/16	6,030	6,329
BP Capital Markets plc	2.248%	11/1/16	4,390	4,485
BP Capital Markets plc	1.846%	5/5/17	8,007	8,002
BP Capital Markets plc	1.375%	11/6/17	7,900	7,683
BP Capital Markets plc	1.375%	5/10/18	6,350	6,100
Cameron International Corp.	1.600%	4/30/15	600	603
Cameron International Corp.	6.375%	7/15/18	2,500	2,913
Canadian Natural Resources Ltd.	1.450%	11/14/14	5,125	5,159
Canadian Natural Resources Ltd.	4.900%	12/1/14	400	419
Canadian Natural Resources Ltd.	5.700%	5/15/17	7,400	8,318
Cenovus Energy Inc.	4.500%	9/15/14	4,600	4,781

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chevron Corp.	0.889%	6/24/16	4,100	4,092
Chevron Corp.	1.104%	12/5/17	8,175	7,961
Chevron Corp.	1.718%	6/24/18	8,875	8,751
ConocoPhillips	4.600%	1/15/15	5,810	6,118
ConocoPhillips	5.200%	5/15/18	1,325	1,501
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	9,050	10,250
ConocoPhillips Co.	1.050%	12/15/17	5,400	5,207
Devon Energy Corp.	2.400%	7/15/16	1,675	1,719
Devon Energy Corp.	1.875%	5/15/17	3,775	3,735
Diamond Offshore Drilling Inc.	5.150%	9/1/14	750	783
Diamond Offshore Drilling Inc.	4.875%	7/1/15	1,200	1,289
Encana Corp.	5.900%	12/1/17	2,700	3,079
Ensco plc	3.250%	3/15/16	6,863	7,141
EOG Resources Inc.	2.950%	6/1/15	5,925	6,152
EOG Resources Inc.	5.875%	9/15/17	1,650	1,895
EQT Corp.	6.500%	4/1/18	2,500	2,803
FMC Technologies Inc.	2.000%	10/1/17	475	466
Halliburton Co.	1.000%	8/1/16	1,750	1,741
Halliburton Co.	2.000%	8/1/18	1,750	1,731
Marathon Oil Corp.	0.900%	11/1/15	8,100	8,085
Marathon Oil Corp.	6.000%	10/1/17	2,825	3,231
Marathon Oil Corp.	5.900%	3/15/18	4,625	5,263
Marathon Petroleum Corp.	3.500%	3/1/16	2,700	2,835
Murphy Oil Corp.	2.500%	12/1/17	2,500	2,465
Nabors Industries Inc.	6.150%	2/15/18	5,350	5,928
National Oilwell Varco Inc.	1.350%	12/1/17	2,500	2,433
Noble Holding International Ltd.	3.450%	8/1/15	800	830
Noble Holding International Ltd.	3.050%	3/1/16	3,900	4,012
Noble Holding International Ltd.	2.500%	3/15/17	700	700
Occidental Petroleum Corp.	2.500%	2/1/16	1,200	1,239
Occidental Petroleum Corp.	4.125%	6/1/16	4,450	4,799
Occidental Petroleum Corp.	1.750%	2/15/17	9,550	9,549
Occidental Petroleum Corp.	1.500%	2/15/18	2,170	2,107
PC Financial Partnership	5.000%	11/15/14	3,000	3,144
Petro-Canada	6.050%	5/15/18	1,525	1,761
Petrohawk Energy Corp.	7.875%	6/1/15	3,125	3,180
Petrohawk Energy Corp.	7.250%	8/15/18	6,450	7,006
Phillips 66	1.950%	3/5/15	2,825	2,869
Phillips 66	2.950%	5/1/17	10,616	10,938
Pioneer Natural Resources Co.	5.875%	7/15/16	4,530	5,028
Pioneer Natural Resources Co.	6.875%	5/1/18	2,825	3,306
Rowan Cos. Inc.	5.000%	9/1/17	1,700	1,837
Shell International Finance BV	3.100%	6/28/15	7,500	7,838
Shell International Finance BV	3.250%	9/22/15	7,175	7,550
Shell International Finance BV	0.625%	12/4/15	3,125	3,120
Shell International Finance BV	5.200%	3/22/17	4,100	4,603
Shell International Finance BV	1.125%	8/21/17	4,250	4,180
Shell International Finance BV	1.900%	8/10/18	3,500	3,475
Southwestern Energy Co.	7.500%	2/1/18	2,200	2,610
Suncor Energy Inc.	6.100%	6/1/18	5,881	6,826
Talisman Energy Inc.	5.125%	5/15/15	1,450	1,542
Total Capital Canada Ltd.	1.450%	1/15/18	3,983	3,903
Total Capital International SA	0.750%	1/25/16	4,625	4,600
Total Capital International SA	1.000%	8/12/16	1,000	992
Total Capital International SA	1.500%	2/17/17	6,075	6,041
Total Capital International SA	1.550%	6/28/17	5,450	5,404

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Total Capital SA	3.000%	6/24/15	9,425	9,834
Total Capital SA	3.125%	10/2/15	3,350	3,507
Total Capital SA	2.300%	3/15/16	3,450	3,555
Total Capital SA	2.125%	8/10/18	5,725	5,704
Transocean Inc.	4.950%	11/15/15	6,995	7,506
Transocean Inc.	5.050%	12/15/16	6,600	7,208
Transocean Inc.	2.500%	10/15/17	2,800	2,771
Transocean Inc.	6.000%	3/15/18	5,864	6,529
Valero Energy Corp.	4.500%	2/1/15	2,600	2,727
Valero Energy Corp.	6.125%	6/15/17	4,800	5,463
Weatherford International Ltd.	6.350%	6/15/17	3,500	3,923
Weatherford International Ltd.	5.500%	2/15/16	1,705	1,839
Weatherford International Ltd.	6.000%	3/15/18	2,125	2,359
XTO Energy Inc.	6.250%	8/1/17	2,950	3,451
XTO Energy Inc.	5.500%	6/15/18	1,100	1,281

Other Industrial (0.1%)
Cintas Corp. No 2	6.125%	12/1/17	875	1,003
Leucadia National Corp.	8.125%	9/15/15	1,444	1,610
2 URS Corp.	4.350%	4/1/17	750	764
Yale University Connecticut GO	2.900%	10/15/14	331	340

Technology (5.5%)
Adobe Systems Inc.	3.250%	2/1/15	2,250	2,323
Agilent Technologies Inc.	5.500%	9/14/15	1,775	1,928
Agilent Technologies Inc.	6.500%	11/1/17	3,700	4,280
Altera Corp.	1.750%	5/15/17	3,675	3,620
Amphenol Corp.	4.750%	11/15/14	3,700	3,867
Analog Devices Inc.	3.000%	4/15/16	1,000	1,042
Apple Inc.	0.450%	5/3/16	6,700	6,615
Apple Inc.	1.000%	5/3/18	18,150	17,304
Applied Materials Inc.	2.650%	6/15/16	2,500	2,587
Arrow Electronics Inc.	3.375%	11/1/15	500	518
Autodesk Inc.	1.950%	12/15/17	1,975	1,919
Avnet Inc.	6.625%	9/15/16	1,600	1,798
Baidu Inc.	2.250%	11/28/17	4,500	4,382
Baidu Inc.	3.250%	8/6/18	3,800	3,754
BMC Software Inc.	7.250%	6/1/18	250	254
Broadcom Corp.	2.375%	11/1/15	2,900	2,986
CA Inc.	6.125%	12/1/14	1,500	1,591
CA Inc.	2.875%	8/15/18	1,850	1,840
Cisco Systems Inc.	2.900%	11/17/14	2,350	2,419
Cisco Systems Inc.	5.500%	2/22/16	14,625	16,243
Cisco Systems Inc.	3.150%	3/14/17	2,550	2,694
Computer Sciences Corp.	2.500%	9/15/15	1,000	1,022
Computer Sciences Corp.	6.500%	3/15/18	5,450	6,196
Corning Inc.	1.450%	11/15/17	1,850	1,809
Dell Inc.	2.300%	9/10/15	7,475	7,407
Dell Inc.	3.100%	4/1/16	425	424
Dun & Bradstreet Corp.	2.875%	11/15/15	1,625	1,670
Dun & Bradstreet Corp.	3.250%	12/1/17	2,100	2,112
EMC Corp.	1.875%	6/1/18	11,950	11,768
Equifax Inc.	4.450%	12/1/14	250	260
Equifax Inc.	6.300%	7/1/17	1,300	1,458
Fidelity National Information Services Inc.	2.000%	4/15/18	475	456
Fiserv Inc.	3.125%	6/15/16	4,275	4,451

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Fiserv Inc.	6.800%	11/20/17	1,725	2,007
Google Inc.	2.125%	5/19/16	5,200	5,371
Harris Corp.	5.950%	12/1/17	1,675	1,856
Hewlett-Packard Co.	2.625%	12/9/14	2,150	2,194
Hewlett-Packard Co.	2.350%	3/15/15	6,125	6,219
Hewlett-Packard Co.	2.125%	9/13/15	5,950	6,030
Hewlett-Packard Co.	2.200%	12/1/15	1,000	1,017
Hewlett-Packard Co.	2.650%	6/1/16	4,695	4,792
Hewlett-Packard Co.	3.000%	9/15/16	6,657	6,862
Hewlett-Packard Co.	3.300%	12/9/16	4,405	4,567
Hewlett-Packard Co.	5.400%	3/1/17	2,850	3,119
Hewlett-Packard Co.	2.600%	9/15/17	7,250	7,263
Hewlett-Packard Co.	5.500%	3/1/18	3,400	3,758
Intel Corp.	1.950%	10/1/16	7,075	7,246
Intel Corp.	1.350%	12/15/17	11,600	11,351
International Business Machines Corp.	0.875%	10/31/14	5,625	5,658
International Business Machines Corp.	0.550%	2/6/15	5,425	5,431
International Business Machines Corp.	0.750%	5/11/15	6,600	6,627
International Business Machines Corp.	2.000%	1/5/16	3,700	3,796
International Business Machines Corp.	0.450%	5/6/16	2,075	2,050
International Business Machines Corp.	1.950%	7/22/16	11,755	12,069
International Business Machines Corp.	1.250%	2/6/17	5,125	5,092
International Business Machines Corp.	5.700%	9/14/17	14,556	16,760
International Business Machines Corp.	1.250%	2/8/18	6,925	6,731
Intuit Inc.	5.750%	3/15/17	2,025	2,249
Jabil Circuit Inc.	7.750%	7/15/16	2,700	3,065
Jabil Circuit Inc.	8.250%	3/15/18	1,550	1,825
Juniper Networks Inc.	3.100%	3/15/16	1,450	1,492
KLA-Tencor Corp.	6.900%	5/1/18	2,275	2,655
Microsoft Corp.	1.625%	9/25/15	7,075	7,232
Microsoft Corp.	2.500%	2/8/16	3,752	3,905
Microsoft Corp.	0.875%	11/15/17	2,600	2,525
Microsoft Corp.	1.000%	5/1/18	1,400	1,354
Motorola Solutions Inc.	6.000%	11/15/17	3,500	3,938
National Semiconductor Corp.	6.600%	6/15/17	1,300	1,518
NetApp Inc.	2.000%	12/15/17	3,055	2,982
Oracle Corp.	5.250%	1/15/16	4,150	4,571
Oracle Corp.	1.200%	10/15/17	13,225	12,863
Oracle Corp.	5.750%	4/15/18	11,949	13,836
Pitney Bowes Inc.	4.750%	1/15/16	3,750	3,969
Pitney Bowes Inc.	5.750%	9/15/17	3,080	3,323
Pitney Bowes Inc.	5.600%	3/15/18	725	783
Pitney Bowes Inc.	4.750%	5/15/18	2,750	2,868
Symantec Corp.	2.750%	9/15/15	1,600	1,650
Symantec Corp.	2.750%	6/15/17	2,675	2,701
Tech Data Corp.	3.750%	9/21/17	1,200	1,212
Texas Instruments Inc.	0.450%	8/3/15	3,694	3,682
Texas Instruments Inc.	2.375%	5/16/16	5,200	5,393
Texas Instruments Inc.	1.000%	5/1/18	2,250	2,147
Total System Services Inc.	2.375%	6/1/18	1,975	1,908
Tyco Electronics Group SA	1.600%	2/3/15	1,500	1,510
Tyco Electronics Group SA	6.550%	10/1/17	3,575	4,093
Xerox Corp.	4.250%	2/15/15	10,150	10,581
Xerox Corp.	6.400%	3/15/16	3,000	3,332
Xerox Corp.	6.750%	2/1/17	3,250	3,699
Xerox Corp.	2.950%	3/15/17	3,500	3,573
Xerox Corp.	6.350%	5/15/18	3,315	3,777

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Transportation (1.0%)
Burlington Northern Santa Fe LLC	5.650%	5/1/17	2,250	2,542
Burlington Northern Santa Fe LLC	5.750%	3/15/18	4,200	4,817
Canadian National Railway Co.	5.800%	6/1/16	700	788
Canadian National Railway Co.	1.450%	12/15/16	1,200	1,212
Canadian National Railway Co.	5.850%	11/15/17	1,000	1,151
Canadian National Railway Co.	5.550%	5/15/18	900	1,033
Con-way Inc.	7.250%	1/15/18	1,500	1,693
1 Continental Airlines 2009-1 Pass Through Trust	9.000%	1/8/18	803	913
CSX Corp.	6.250%	4/1/15	4,646	5,030
CSX Corp.	5.600%	5/1/17	1,545	1,732
CSX Corp.	6.250%	3/15/18	4,750	5,527
JB Hunt Transport Services Inc.	3.375%	9/15/15	300	310
Norfolk Southern Corp.	5.257%	9/17/14	2,000	2,093
Norfolk Southern Corp.	5.750%	1/15/16	3,200	3,538
Norfolk Southern Corp.	7.700%	5/15/17	800	960
Norfolk Southern Corp.	5.750%	4/1/18	3,175	3,644
Ryder System Inc.	3.150%	3/2/15	1,225	1,262
Ryder System Inc.	7.200%	9/1/15	325	362
Ryder System Inc.	3.600%	3/1/16	2,100	2,195
Ryder System Inc.	2.500%	3/1/17	4,100	4,116
Ryder System Inc.	3.500%	6/1/17	2,325	2,401
Ryder System Inc.	2.500%	3/1/18	1,075	1,070
Southwest Airlines Co.	5.250%	10/1/14	100	105
Southwest Airlines Co.	5.750%	12/15/16	1,390	1,549
Southwest Airlines Co.	5.125%	3/1/17	1,600	1,728
1 UAL 2009-1 Pass Through Trust	10.400%	5/1/18	1,644	1,861
1 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	2,174	2,484
Union Pacific Corp.	5.750%	11/15/17	2,200	2,519
Union Pacific Corp.	5.700%	8/15/18	1,825	2,097
United Parcel Service Inc.	1.125%	10/1/17	2,825	2,763
United Parcel Service Inc.	5.500%	1/15/18	4,350	4,966
				3,357,444
Utilities (6.9%)
Electric (4.3%)
Alabama Power Co.	0.550%	10/15/15	1,100	1,095
Alabama Power Co.	5.500%	10/15/17	1,925	2,181
Ameren Illinois Co.	6.125%	11/15/17	625	723
American Electric Power Co. Inc.	1.650%	12/15/17	4,875	4,738
Appalachian Power Co.	3.400%	5/24/15	2,525	2,628
Appalachian Power Co.	5.000%	6/1/17	200	218
Arizona Public Service Co.	4.650%	5/15/15	800	850
Avista Corp.	5.950%	6/1/18	1,450	1,676
Baltimore Gas & Electric Co.	5.900%	10/1/16	2,250	2,550
CenterPoint Energy Inc.	6.500%	5/1/18	200	236
Cleveland Electric Illuminating Co.	7.880%	11/1/17	575	684
CMS Energy Corp.	4.250%	9/30/15	1,500	1,584
CMS Energy Corp.	6.550%	7/17/17	1,000	1,146
CMS Energy Corp.	5.050%	2/15/18	1,000	1,092
Commonwealth Edison Co.	4.700%	4/15/15	600	637
Commonwealth Edison Co.	5.950%	8/15/16	700	792
Commonwealth Edison Co.	1.950%	9/1/16	500	509
Commonwealth Edison Co.	6.150%	9/15/17	1,475	1,717
Commonwealth Edison Co.	5.800%	3/15/18	3,305	3,825
Connecticut Light & Power Co.	5.650%	5/1/18	2,550	2,933
Consolidated Edison Co. of New York Inc.	5.375%	12/15/15	2,772	3,054

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	4,513	5,060
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	1,300	1,517
Consolidated Natural Gas Co.	5.000%	12/1/14	1,425	1,497
Constellation Energy Group Inc.	4.550%	6/15/15	2,975	3,148
Consumers Energy Co.	5.500%	8/15/16	1,300	1,457
Consumers Energy Co.	5.150%	2/15/17	1,000	1,106
Dominion Resources Inc.	5.150%	7/15/15	3,625	3,904
Dominion Resources Inc.	2.250%	9/1/15	1,625	1,669
Dominion Resources Inc.	1.950%	8/15/16	4,680	4,760
Dominion Resources Inc.	1.400%	9/15/17	5,225	5,090
Dominion Resources Inc.	6.000%	11/30/17	2,100	2,412
Dominion Resources Inc.	6.400%	6/15/18	325	384
1 Dominion Resources Inc.	7.500%	6/30/66	1,100	1,187
DTE Electric Co.	5.600%	6/15/18	850	976
DTE Energy Co.	6.350%	6/1/16	1,865	2,108
Duke Energy Carolinas LLC	5.300%	10/1/15	3,100	3,394
Duke Energy Carolinas LLC	1.750%	12/15/16	5,125	5,214
Duke Energy Carolinas LLC	5.100%	4/15/18	1,300	1,467
Duke Energy Corp.	3.950%	9/15/14	3,986	4,118
Duke Energy Corp.	3.350%	4/1/15	5,175	5,373
Duke Energy Corp.	2.150%	11/15/16	3,000	3,075
Duke Energy Corp.	1.625%	8/15/17	6,125	6,051
Duke Energy Florida Inc.	5.100%	12/1/15	2,150	2,360
Duke Energy Florida Inc.	5.800%	9/15/17	265	304
Duke Energy Florida Inc.	5.650%	6/15/18	3,825	4,410
Duke Energy Indiana Inc.	6.050%	6/15/16	500	563
Duke Energy Progress Inc.	5.150%	4/1/15	237	253
Edison International	3.750%	9/15/17	4,275	4,486
Entergy Corp.	4.700%	1/15/17	6,075	6,476
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	1,875	2,160
Entergy Louisiana LLC	1.875%	12/15/14	2,000	2,029
Exelon Corp.	4.900%	6/15/15	3,375	3,596
Exelon Generation Co. LLC	6.200%	10/1/17	5,865	6,689
Florida Power & Light Co.	5.550%	11/1/17	1,250	1,425
Georgia Power Co.	0.750%	8/10/15	2,850	2,844
Georgia Power Co.	0.625%	11/15/15	3,375	3,361
Georgia Power Co.	5.700%	6/1/17	800	908
1 Integrys Energy Group Inc.	6.110%	12/1/66	2,000	2,038
Jersey Central Power & Light Co.	5.625%	5/1/16	4,050	4,454
Jersey Central Power & Light Co.	5.650%	6/1/17	1,000	1,107
Kansas City Power & Light Co.	6.375%	3/1/18	586	679
Kentucky Utilities Co.	1.625%	11/1/15	350	356
LG&E & KU Energy LLC	2.125%	11/15/15	7,045	7,196
Louisville Gas & Electric Co.	1.625%	11/15/15	1,200	1,223
MidAmerican Energy Co.	4.650%	10/1/14	1,625	1,696
MidAmerican Energy Co.	5.950%	7/15/17	3,539	4,051
MidAmerican Energy Holdings Co.	5.750%	4/1/18	2,225	2,561
Mississippi Power Co.	2.350%	10/15/16	550	563
National Rural Utilities Cooperative Finance Corp.	1.000%	2/2/15	3,100	3,118
National Rural Utilities Cooperative Finance Corp.	1.900%	11/1/15	1,350	1,382
National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	4,600	4,799
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	2,700	3,040
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	2,750	3,123
Nevada Power Co.	5.875%	1/15/15	260	278
Nevada Power Co.	6.500%	5/15/18	475	563
Nevada Power Co.	6.500%	8/1/18	1,410	1,680

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
NextEra Energy Capital Holdings Inc.	1.200%	6/1/15	3,850	3,864
NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	3,865	4,435
1 NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,800	2,856
1 NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	1,075	1,137
1 NextEra Energy Capital Holdings Inc.	7.300%	9/1/67	675	746
Northeast Utilities	1.450%	5/1/18	3,200	3,086
Northern States Power Co.	1.950%	8/15/15	1,125	1,153
Northern States Power Co.	5.250%	3/1/18	2,800	3,186
NSTAR Electric Co.	5.625%	11/15/17	525	595
Ohio Power Co.	6.000%	6/1/16	4,150	4,631
Ohio Power Co.	6.050%	5/1/18	275	319
Oncor Electric Delivery Co. LLC	6.375%	1/15/15	3,250	3,484
Pacific Gas & Electric Co.	5.625%	11/30/17	5,095	5,820
PacifiCorp	5.650%	7/15/18	1,425	1,654
Peco Energy Co.	5.000%	10/1/14	25	26
Peco Energy Co.	5.350%	3/1/18	2,700	3,087
Pennsylvania Electric Co.	6.050%	9/1/17	3,275	3,674
Pepco Holdings Inc.	2.700%	10/1/15	500	512
PG&E Corp.	5.750%	4/1/14	50	51
PPL Capital Funding Inc.	1.900%	6/1/18	500	487
PPL Energy Supply LLC	6.200%	5/15/16	2,100	2,320
PPL Energy Supply LLC	6.500%	5/1/18	450	514
Progress Energy Inc.	5.625%	1/15/16	154	170
PSEG Power LLC	5.500%	12/1/15	975	1,065
PSEG Power LLC	2.750%	9/15/16	300	310
Public Service Co. of New Mexico	7.950%	5/15/18	1,265	1,506
Public Service Electric & Gas Co.	2.700%	5/1/15	5,600	5,786
Public Service Electric & Gas Co.	5.300%	5/1/18	2,595	2,955
San Diego Gas & Electric Co.	5.300%	11/15/15	300	329
Scottish Power Ltd.	5.375%	3/15/15	2,425	2,567
Sierra Pacific Power Co.	6.000%	5/15/16	5,150	5,810
Southern California Edison Co.	4.150%	9/15/14	1,089	1,129
Southern California Edison Co.	4.650%	4/1/15	500	531
Southern California Edison Co.	5.000%	1/15/16	1,000	1,090
Southern California Edison Co.	5.500%	8/15/18	3,700	4,268
Southern Co.	2.375%	9/15/15	3,350	3,443
Southern Co.	1.950%	9/1/16	4,850	4,926
Southern Power Co.	4.875%	7/15/15	4,112	4,402
Southwestern Electric Power Co.	5.550%	1/15/17	675	740
Southwestern Electric Power Co.	5.875%	3/1/18	100	113
TECO Finance Inc.	4.000%	3/15/16	725	768
TECO Finance Inc.	6.572%	11/1/17	1,785	2,081
TransAlta Corp.	4.750%	1/15/15	2,450	2,564
TransAlta Corp.	6.650%	5/15/18	2,100	2,364
Union Electric Co.	6.400%	6/15/17	4,215	4,896
Virginia Electric & Power Co.	5.400%	1/15/16	350	386
Virginia Electric & Power Co.	5.950%	9/15/17	500	577
Virginia Electric & Power Co.	1.200%	1/15/18	4,100	3,971
Virginia Electric & Power Co.	5.400%	4/30/18	2,400	2,749
Wisconsin Electric Power Co.	1.700%	6/15/18	2,250	2,217
1 Wisconsin Energy Corp.	6.250%	5/15/67	2,275	2,389
Xcel Energy Inc.	0.750%	5/9/16	2,750	2,716

Natural Gas (2.5%)
AGL Capital Corp.	6.375%	7/15/16	775	875
Atmos Energy Corp.	4.950%	10/15/14	2,105	2,202

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Atmos Energy Corp.	6.350%	6/15/17	2,300	2,651
Boardwalk Pipelines LP	5.500%	2/1/17	1,700	1,857
British Transco Finance Inc.	6.625%	6/1/18	100	117
Buckeye Partners LP	6.050%	1/15/18	2,525	2,815
CenterPoint Energy Resources Corp.	6.150%	5/1/16	1,350	1,507
CenterPoint Energy Resources Corp.	6.125%	11/1/17	900	1,036
CenterPoint Energy Resources Corp.	6.000%	5/15/18	1,600	1,843
Colorado Interstate Gas Co. LLC	6.800%	11/15/15	3,426	3,836
DCP Midstream Operating LP	3.250%	10/1/15	200	207
DCP Midstream Operating LP	2.500%	12/1/17	4,755	4,690
El Paso Natural Gas Co. LLC	5.950%	4/15/17	2,050	2,304
Enbridge Energy Partners LP	5.875%	12/15/16	1,000	1,127
Enbridge Energy Partners LP	6.500%	4/15/18	1,400	1,619
Enbridge Inc.	4.900%	3/1/15	3,200	3,385
Enbridge Inc.	5.600%	4/1/17	2,653	2,948
Energy Transfer Partners LP	5.950%	2/1/15	3,925	4,183
Energy Transfer Partners LP	6.125%	2/15/17	3,000	3,367
Energy Transfer Partners LP	6.700%	7/1/18	4,200	4,898
Enterprise Products Operating LLC	5.600%	10/15/14	2,500	2,630
Enterprise Products Operating LLC	5.000%	3/1/15	606	642
Enterprise Products Operating LLC	3.700%	6/1/15	1,600	1,674
Enterprise Products Operating LLC	1.250%	8/13/15	3,250	3,265
Enterprise Products Operating LLC	3.200%	2/1/16	4,025	4,215
Enterprise Products Operating LLC	6.300%	9/15/17	4,150	4,784
Enterprise Products Operating LLC	6.650%	4/15/18	1,350	1,594
1 Enterprise Products Operating LLC	8.375%	8/1/66	3,600	3,987
1 Enterprise Products Operating LLC	7.034%	1/15/68	3,265	3,628
Kinder Morgan Energy Partners LP	5.125%	11/15/14	3,325	3,494
Kinder Morgan Energy Partners LP	5.625%	2/15/15	610	652
Kinder Morgan Energy Partners LP	3.500%	3/1/16	2,400	2,533
Kinder Morgan Energy Partners LP	6.000%	2/1/17	3,750	4,237
Kinder Morgan Energy Partners LP	5.950%	2/15/18	6,000	6,875
Magellan Midstream Partners LP	5.650%	10/15/16	1,525	1,712
National Grid plc	6.300%	8/1/16	3,800	4,303
Nisource Finance Corp.	5.250%	9/15/17	2,900	3,214
Nisource Finance Corp.	6.400%	3/15/18	4,075	4,713
ONEOK Inc.	5.200%	6/15/15	1,625	1,726
ONEOK Partners LP	3.250%	2/1/16	2,325	2,417
ONEOK Partners LP	6.150%	10/1/16	2,450	2,767
ONEOK Partners LP	2.000%	10/1/17	3,175	3,109
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	1,725	1,973
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	2,575	2,997
Plains All American Pipeline LP /
PAA Finance Corp.	3.950%	9/15/15	1,200	1,272
Plains All American Pipeline LP /
PAA Finance Corp.	6.125%	1/15/17	1,800	2,046
Plains All American Pipeline LP /
PAA Finance Corp.	6.500%	5/1/18	3,100	3,641
Questar Corp.	2.750%	2/1/16	275	285
Sempra Energy	6.500%	6/1/16	1,674	1,902
Sempra Energy	2.300%	4/1/17	4,150	4,196
Sempra Energy	6.150%	6/15/18	3,825	4,421
2 Southern Natural Gas Co. LLC	5.900%	4/1/17	2,325	2,623
Spectra Energy Capital LLC	6.200%	4/15/18	1,000	1,134
Sunoco Inc.	5.750%	1/15/17	100	109
Tennessee Gas Pipeline Co. LLC	7.500%	4/1/17	2,525	2,976

Short-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Texas Gas Transmission LLC	4.600%	6/1/15	175	183
TransCanada PipeLines Ltd.	0.875%	3/2/15	2,725	2,730
TransCanada PipeLines Ltd.	3.400%	6/1/15	2,375	2,482
TransCanada PipeLines Ltd.	0.750%	1/15/16	4,225	4,188
TransCanada PipeLines Ltd.	6.500%	8/15/18	4,467	5,308
1 TransCanada PipeLines Ltd.	6.350%	5/15/67	5,625	5,878
Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	1,375	1,602
Western Gas Partners LP	2.600%	8/15/18	650	642
Williams Partners LP	3.800%	2/15/15	4,050	4,213
Williams Partners LP /
Williams Partners Finance Corp.	7.250%	2/1/17	2,825	3,277

Other Utility (0.1%)
American Water Capital Corp.	6.085%	10/15/17	3,000	3,444
Veolia Environnement SA	6.000%	6/1/18	1,675	1,905
				483,126
Total Corporate Bonds (Cost $6,981,368)				6,977,550

			Shares
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
3 Vanguard Market Liquidity Fund (Cost $13,862)	0.122%		13,862,207	13,862
Total Investments (99.5%) (Cost $7,008,365)				7,004,530
Other Assets and Liabilities (0.5%)
Other Assets				93,848
Liabilities				(56,265)
				37,583
Net Assets (100%)				7,042,113

Short-Term Corporate Bond Index Fund

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	7,031,709
Overdistributed Net Investment Income	(223)
Accumulated Net Realized Gains	14,462
Unrealized Appreciation (Depreciation)	(3,835)
Net Assets	7,042,113

Signal Shares—Net Assets
Applicable to 3,519,419 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	75,704
Net Asset Value Per Share—Signal Shares	$21.51

Institutional Shares—Net Assets
Applicable to 9,937,868 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	261,683
Net Asset Value Per Share—Institutional Shares	$26.33

ETF Shares—Net Assets
Applicable to 84,900,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,704,726
Net Asset Value Per Share—ETF Shares	$78.97

See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate value of these securities was $27,440,000, representing 0.4% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Interest[1]	113,167
Total Income	113,167
Expenses
The Vanguard Group—Note B
Investment Advisory Services	154
Management and Administrative—Signal Shares	42
Management and Administrative—Institutional Shares	126
Management and Administrative—ETF Shares	4,716
Marketing and Distribution—Signal Shares	10
Marketing and Distribution—Institutional Shares	32
Marketing and Distribution—ETF Shares	1,256
Custodian Fees	17
Auditing Fees	42
Shareholders’ Reports—Signal Shares	1
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	189
Trustees’ Fees and Expenses	5
Total Expenses	6,590
Net Investment Income	106,577
Realized Net Gain (Loss)
Investment Securities Sold	19,104
Futures Contracts	409
Realized Net Gain (Loss)	19,513
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(94,827)
Futures Contracts	2
Change in Unrealized Appreciation (Depreciation)	(94,825)
Net Increase (Decrease) in Net Assets Resulting from Operations	31,265
1 Interest income from an affiliated company of the fund was $34,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	106,577	66,206
Realized Net Gain (Loss)	19,513	4,410
Change in Unrealized Appreciation (Depreciation)	(94,825)	69,500
Net Increase (Decrease) in Net Assets Resulting from Operations	31,265	140,116
Distributions
Net Investment Income
Signal Shares	(886)	(285)
Institutional Shares	(3,583)	(3,395)
ETF Shares	(102,130)	(62,521)
Realized Capital Gain[1]
Signal Shares	(46)	(7)
Institutional Shares	(235)	(179)
ETF Shares	(6,926)	(2,576)
Total Distributions	(113,806)	(68,963)
Capital Share Transactions
Signal Shares	51,421	21,240
Institutional Shares	101,926	33,072
ETF Shares	3,098,685	1,713,862
Net Increase (Decrease) from Capital Share Transactions	3,252,032	1,768,174
Total Increase (Decrease)	3,169,491	1,839,327
Net Assets
Beginning of Period	3,872,622	2,033,295
End of Period[2]	7,042,113	3,872,622

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $2,033,000 and $1,425,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($223,000) and ($201,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Signal Shares
			Nov. 18,
	Year Ended		2010[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011
Net Asset Value, Beginning of Period	$21.73	$21.26	$21.21
Investment Operations
Net Investment Income	.414	.488	.387
Net Realized and Unrealized Gain (Loss) on Investments	(.189)	.494	.091
Total from Investment Operations	.225	.982	.478
Distributions
Dividends from Net Investment Income	(.413)	(.487)	(.410)
Distributions from Realized Capital Gains	(.032)	(.025)	(.018)
Total Distributions	(.445)	(.512)	(.428)
Net Asset Value, End of Period	$21.51	$21.73	$21.26

Total Return[2]	1.03%	4.69%	2.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$76	$25	$3
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.14%[3]
Ratio of Net Investment Income to Average Net Assets	1.92%	2.33%	2.39%[3]
Portfolio Turnover Rate[4]	61%	65%	63%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares
				Nov. 19
				2009[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$26.60	$26.03	$25.90	$25.02
Investment Operations
Net Investment Income	.516	.605	.619	.453
Net Realized and Unrealized Gain (Loss) on Investments	(.233)	.599	.151	.882
Total from Investment Operations	.283	1.204	.770	1.335
Distributions
Dividends from Net Investment Income	(.514)	(.603)	(.618)	(.455)
Distributions from Realized Capital Gains	(.039)	(.031)	(.022)	—
Total Distributions	(.553)	(.634)	(.640)	(.455)
Net Asset Value, End of Period	$26.33	$26.60	$26.03	$25.90

Total Return[2]	1.06%	4.70%	3.01%	5.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$262	$161	$125	$134
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%	0.09%[3]
Ratio of Net Investment Income to Average Net Assets	1.95%	2.36%	2.44%	2.62%[3]
Portfolio Turnover Rate[4]	61%	65%	63%	68%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares
				Nov. 19
				2009[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$79.78	$78.06	$77.68	$75.05
Investment Operations
Net Investment Income	1.523	1.793	1.815	1.334
Net Realized and Unrealized Gain (Loss) on Investments	(.699)	1.808	.443	2.636
Total from Investment Operations	.824	3.601	2.258	3.970
Distributions
Dividends from Net Investment Income	(1.517)	(1.789)	(1.813)	(1.340)
Distributions from Realized Capital Gains	(.117)	(.092)	(.065)	—
Total Distributions	(1.634)	(1.881)	(1.878)	(1.340)
Net Asset Value, End of Period	$78.97	$79.78	$78.06	$77.68

Total Return	1.03%	4.68%	2.94%	5.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,705	$3,686	$1,905	$707
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.14%	0.15%[2]
Ratio of Net Investment Income to Average Net Assets	1.92%	2.33%	2.39%	2.56%[2]
Portfolio Turnover Rate[3]	61%	65%	63%	68%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Short-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades future contracts on an exchange; monitors the financial strength of its clearing brokers and clearing-house; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on quarterly average aggregate settlement values. The fund had no open futures contracts at August 31, 2013.

Short-Term Corporate Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $820,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Short-Term Corporate Bond Index Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	13,118	—
Corporate Bonds	—	6,977,550	—
Temporary Cash Investments	13,862	—	—
Total	13,862	6,990,668	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $1,689,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $346,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2013, the fund had short-term and long-term capital gains of $3,896,000 and $11,653,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At August 31, 2013, the cost of investment securities for tax purposes was $7,009,452,000. Net unrealized depreciation of investment securities for tax purposes was $4,922,000, consisting of unrealized gains of $54,448,000 on securities that had risen in value since their purchase and $59,370,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $5,300,529,000 of investment securities and sold $2,007,090,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,450,175,000 and $1,456,954,000, respectively. Total purchases and sales include $3,133,915,000 and $109,054,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Short-Term Corporate Bond Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Signal Shares
Issued[1]	60,095	2,764	22,449	1,048
Issued in Lieu of Cash Distributions	674	31	232	11
Redeemed	(9,348)	(430)	(1,441)	(68)
Net Increase (Decrease) —Signal Shares	51,421	2,365	21,240	991
Institutional Shares
Issued[1]	107,808	4,088	72,659	2,780
Issued in Lieu of Cash Distributions	3,818	143	3,574	137
Redeemed	(9,700)	(363)	(43,161)	(1,656)
Net Increase (Decrease) —Institutional Shares	101,926	3,868	33,072	1,261
ETF Shares
Issued[1]	3,209,688	40,100	1,713,862	21,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(111,003)	(1,400)	—	—
Net Increase (Decrease)—ETF Shares	3,098,685	38,700	1,713,862	21,800
1 Includes purchase fees for fiscal 2013 and 2012 of $382,000 and $268,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition in these financial statements. On October 16, 2013, Signal Shares were renamed Admiral Shares. In addition, the purchase fee for the fund has been eliminated.

Intermediate-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Signal	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VICSX	VICBX	VCIT
Expense Ratio[1]	0.12%	0.09%	0.12%
30-Day SEC Yield	3.58%	3.61%	3.58%

Financial Attributes

		Barclays
		5–10 Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,363	1,535	8,445
Yield to Maturity
(before expenses)	3.8%	3.8%	2.4%
Average Coupon	4.6%	4.6%	3.3%
Average Duration	6.5 years	6.5 years	5.5 years
Average Effective
Maturity	7.6 years	7.6 years	7.4 years
Short-Term
Reserves	0.4%	—	—

Sector Diversification (% of portfolio)
Finance			29.4%
Industrial			60.0
Utilities			10.4
Other			0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	5–10 Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.99	0.65
Beta	1.02	1.43
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		0.2%
1 - 3 Years		0.1
3 - 5 Years		0.4
5 - 10 Years		99.0
10 - 20 Years		0.3

Distribution by Credit Quality (% of portfolio)
Aaa	0.7%
Aa	7.8
A	44.4
Baa	47.1

For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares.

Intermediate-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2013
Initial Investment of $10,000

For a benchmark description, see the Glossary.
Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

		Average Annual Total Returns
		Periods Ended August 31, 2013

			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment
	Intermediate-Term Corporate Bond
	Index Fund ETF Shares Net Asset
	Value	-1.64%	6.69%	$12,772
	Intermediate-Term Corporate Bond
	Index Fund ETF Shares Market Price	-1.94	6.72	12,787
	Barclays U.S. 5–10 Year Corporate
••••••••	Bond Index	-1.27	6.87	12,856

– – – –	Intermediate Investment-Grade Debt
	Funds Average	-1.73	4.60	11,855
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	-2.41	3.91	11,560

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

Intermediate-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(3/2/2010)	Investment
Intermediate-Term Corporate Bond Index
Fund Signal Shares	-2.11%	6.41%	$12,429
Barclays U.S. 5–10 Year Corporate Bond
Index	-1.27	6.68	12,540
Barclays U.S. Aggregate Float Adjusted Index	-2.41	3.93	11,442

"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/19/2009)	Investment
Intermediate-Term Corporate Bond Index
Fund Institutional Shares	-2.11%	6.59%	$6,365,348
Barclays U.S. 5–10 Year Corporate Bond
Index	-1.27	6.87	6,428,169
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-2.41	3.91	5,780,027

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2013

		Since
	One	Inception
	Year	(11/19/2009)
Intermediate-Term Corporate Bond Index Fund ETF
Shares Market Price	-1.94%	27.87%
Intermediate-Term Corporate Bond Index Fund ETF
Shares Net Asset Value	-1.64	27.72
Barclays U.S. 5–10 Year Corporate Bond Index	-1.27	28.56

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Intermediate-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2013
		Barclays
		5–10 Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	11.30%	11.41%
2011	5.65	6.19
2012	10.43	10.07
2013	-1.64	-1.27

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Signal Shares	3/2/2010	1.76%	3.91%	3.10%	7.01%
Fee-Adjusted Returns		1.25			6.85
Institutional Shares	11/19/2009	1.79	3.98	3.18	7.16
Fee-Adjusted Returns		1.28			7.01
ETF Shares	11/19/2009
Market Price		1.07			7.10
Net Asset Value		1.75			7.11

Vanguard fund returns are adjusted to reflect the 0.50% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Intermediate-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.1%)
U.S. Government Securities (0.1%)
United States Treasury Note/Bond	4.250%	8/15/14	20	21
United States Treasury Note/Bond	0.375%	6/15/15	5	5
United States Treasury Note/Bond	1.000%	5/31/18	15	14
United States Treasury Note/Bond	2.500%	8/15/23	4,000	3,904
Total U.S. Government and Agency Obligations (Cost $3,952)				3,944
Corporate Bonds (98.6%)
Finance (29.1%)
Banking (16.5%)
American Express Co.	8.125%	5/20/19	875	1,124
American Express Co.	2.650%	12/2/22	4,063	3,702
Associates Corp. of North America	6.950%	11/1/18	2,800	3,281
Bancolombia SA	5.950%	6/3/21	2,100	2,124
Bank of America Corp.	5.490%	3/15/19	1,075	1,165
Bank of America Corp.	7.625%	6/1/19	8,675	10,428
Bank of America Corp.	5.625%	7/1/20	9,870	10,855
Bank of America Corp.	5.875%	1/5/21	3,175	3,522
Bank of America Corp.	5.000%	5/13/21	3,670	3,875
Bank of America Corp.	5.700%	1/24/22	6,375	7,030
Bank of America Corp.	3.300%	1/11/23	13,350	12,271
Bank of America Corp.	4.100%	7/24/23	5,850	5,728
Bank of Montreal	2.550%	11/6/22	3,025	2,766
Bank of New York Mellon Corp.	5.450%	5/15/19	1,600	1,827
Bank of New York Mellon Corp.	4.600%	1/15/20	2,425	2,622
Bank of New York Mellon Corp.	4.150%	2/1/21	1,900	1,987
Bank of New York Mellon Corp.	3.550%	9/23/21	3,975	4,005
Bank of Nova Scotia	4.375%	1/13/21	2,200	2,355
Barclays Bank plc	6.750%	5/22/19	3,904	4,627
Barclays Bank plc	5.125%	1/8/20	5,390	5,919
Barclays Bank plc	5.140%	10/14/20	3,425	3,548
BB&T Corp.	6.850%	4/30/19	1,600	1,928
BB&T Corp.	5.250%	11/1/19	1,650	1,821
BB&T Corp.	3.950%	3/22/22	1,609	1,596
BNP Paribas SA	5.000%	1/15/21	9,540	10,148
BNP Paribas SA	3.250%	3/3/23	3,350	3,051
Capital One Bank USA NA	8.800%	7/15/19	1,875	2,381
Capital One Bank USA NA	3.375%	2/15/23	3,955	3,650
Capital One Financial Corp.	4.750%	7/15/21	3,675	3,849
1 Capital One Financial Corp.	3.500%	6/15/23	2,415	2,242
108

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	8.500%	5/22/19	10,383	13,139
Citigroup Inc.	5.375%	8/9/20	6,999	7,749
Citigroup Inc.	4.500%	1/14/22	6,250	6,492
Citigroup Inc.	4.050%	7/30/22	2,550	2,441
Citigroup Inc.	3.375%	3/1/23	4,825	4,523
Citigroup Inc.	3.500%	5/15/23	3,400	3,058
City National Corp.	5.250%	9/15/20	1,050	1,117
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	5,140	5,385
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	8,650	8,566
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	3,575	3,399
Credit Suisse	5.300%	8/13/19	4,820	5,362
Credit Suisse	5.400%	1/14/20	3,825	4,134
Credit Suisse	4.375%	8/5/20	3,660	3,894
2 Deutsche Bank AG	4.296%	5/24/28	4,750	4,275
Discover Bank	7.000%	4/15/20	2,425	2,830
Discover Bank	4.200%	8/8/23	875	855
Discover Financial Services	3.850%	11/21/22	2,002	1,883
Fifth Third Bancorp	3.500%	3/15/22	825	804
First Niagara Financial Group Inc.	6.750%	3/19/20	1,100	1,264
First Niagara Financial Group Inc.	7.250%	12/15/21	950	1,087
FirstMerit Corp.	4.350%	2/4/23	1,125	1,096
Goldman Sachs Group Inc.	7.500%	2/15/19	7,777	9,267
Goldman Sachs Group Inc.	5.375%	3/15/20	9,854	10,695
Goldman Sachs Group Inc.	6.000%	6/15/20	5,355	5,984
Goldman Sachs Group Inc.	5.250%	7/27/21	12,800	13,631
Goldman Sachs Group Inc.	5.750%	1/24/22	13,208	14,474
Goldman Sachs Group Inc.	3.625%	1/22/23	4,850	4,549
HSBC Bank USA NA	4.875%	8/24/20	3,380	3,594
HSBC Holdings plc	5.100%	4/5/21	7,475	8,166
HSBC Holdings plc	4.875%	1/14/22	2,525	2,702
HSBC Holdings plc	4.000%	3/30/22	6,975	7,004
HSBC USA Inc.	5.000%	9/27/20	1,950	2,056
Huntington Bancshares Inc.	7.000%	12/15/20	675	789
JPMorgan Chase & Co.	6.300%	4/23/19	8,275	9,576
JPMorgan Chase & Co.	4.950%	3/25/20	6,347	6,893
JPMorgan Chase & Co.	4.400%	7/22/20	7,425	7,779
JPMorgan Chase & Co.	4.250%	10/15/20	8,700	9,012
JPMorgan Chase & Co.	4.625%	5/10/21	5,325	5,622
JPMorgan Chase & Co.	4.350%	8/15/21	9,850	10,210
JPMorgan Chase & Co.	4.500%	1/24/22	10,050	10,367
JPMorgan Chase & Co.	3.250%	9/23/22	7,425	6,956
JPMorgan Chase & Co.	3.200%	1/25/23	5,425	5,031
JPMorgan Chase & Co.	3.375%	5/1/23	7,800	7,044
KeyCorp	5.100%	3/24/21	3,300	3,595
Lloyds Bank plc	6.375%	1/21/21	3,333	3,838
Merrill Lynch & Co. Inc.	6.875%	11/15/18	5,011	5,871
Morgan Stanley	7.300%	5/13/19	9,540	11,279
Morgan Stanley	5.625%	9/23/19	10,015	11,003
Morgan Stanley	5.500%	1/26/20	6,200	6,774
Morgan Stanley	5.500%	7/24/20	6,561	7,160
Morgan Stanley	5.750%	1/25/21	6,752	7,423
Morgan Stanley	5.500%	7/28/21	7,325	7,917
Morgan Stanley	4.875%	11/1/22	6,150	6,031

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Morgan Stanley	3.750%	2/25/23	3,975	3,750
Morgan Stanley	4.100%	5/22/23	5,875	5,373
National Australia Bank Ltd.	3.000%	1/20/23	3,525	3,243
National City Corp.	6.875%	5/15/19	2,550	3,009
Northern Trust Corp.	3.450%	11/4/20	2,125	2,160
Northern Trust Corp.	3.375%	8/23/21	1,650	1,648
Northern Trust Corp.	2.375%	8/2/22	1,375	1,246
People’s United Financial Inc.	3.650%	12/6/22	1,250	1,169
PNC Bank NA	2.700%	11/1/22	3,250	2,919
PNC Bank NA	2.950%	1/30/23	1,675	1,520
PNC Bank NA	3.800%	7/25/23	2,050	1,981
PNC Financial Services Group Inc.	2.854%	11/9/22	850	774
PNC Funding Corp.	6.700%	6/10/19	4,940	5,902
PNC Funding Corp.	5.125%	2/8/20	2,802	3,101
PNC Funding Corp.	4.375%	8/11/20	1,050	1,107
PNC Funding Corp.	3.300%	3/8/22	1,877	1,816
Royal Bank of Scotland Group plc	6.400%	10/21/19	4,911	5,510
Royal Bank of Scotland plc	5.625%	8/24/20	3,638	3,939
Royal Bank of Scotland plc	6.125%	1/11/21	3,875	4,308
State Street Corp.	4.375%	3/7/21	2,675	2,841
State Street Corp.	3.100%	5/15/23	3,400	3,122
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	2,475	2,333
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	775	719
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	1,700	1,683
SunTrust Bank	2.750%	5/1/23	2,325	2,083
UBS AG	4.875%	8/4/20	6,302	6,902
UnionBanCal Corp.	3.500%	6/18/22	700	676
US Bancorp	4.125%	5/24/21	2,756	2,881
US Bancorp	3.000%	3/15/22	3,350	3,237
US Bancorp	2.950%	7/15/22	3,325	3,092
Wells Fargo & Co.	4.600%	4/1/21	8,772	9,432
Wells Fargo & Co.	3.500%	3/8/22	7,225	7,151
Wells Fargo & Co.	3.450%	2/13/23	5,275	4,887
Wells Fargo & Co.	4.125%	8/15/23	5,200	5,069
Westpac Banking Corp.	4.875%	11/19/19	5,913	6,562
Zions Bancorporation	4.500%	6/13/23	800	778

Brokerage (1.2%)
Ameriprise Financial Inc.	7.300%	6/28/19	500	618
Ameriprise Financial Inc.	5.300%	3/15/20	2,775	3,137
BlackRock Inc.	5.000%	12/10/19	3,150	3,535
BlackRock Inc.	4.250%	5/24/21	1,700	1,792
BlackRock Inc.	3.375%	6/1/22	3,750	3,696
Charles Schwab Corp.	4.450%	7/22/20	2,150	2,310
Charles Schwab Corp.	3.225%	9/1/22	575	545
Eaton Vance Corp.	3.625%	6/15/23	1,000	956
Franklin Resources Inc.	2.800%	9/15/22	2,800	2,608
Invesco Finance plc	3.125%	11/30/22	1,900	1,739
Jefferies Group LLC	8.500%	7/15/19	2,230	2,688
Jefferies Group LLC	6.875%	4/15/21	2,585	2,857
Jefferies Group LLC	5.125%	1/20/23	1,900	1,899
Legg Mason Inc.	5.500%	5/21/19	2,050	2,197
Nomura Holdings Inc.	6.700%	3/4/20	4,775	5,364
Prospect Capital Corp.	5.875%	3/15/23	825	784
Raymond James Financial Inc.	8.600%	8/15/19	500	617
TD Ameritrade Holding Corp.	5.600%	12/1/19	1,500	1,720

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Finance Companies (2.2%)
Block Financial LLC	5.500%	11/1/22	1,500	1,513
GATX Corp.	4.750%	6/15/22	975	982
GATX Corp.	3.900%	3/30/23	725	694
General Electric Capital Corp.	6.000%	8/7/19	8,136	9,354
General Electric Capital Corp.	2.100%	12/11/19	1,375	1,336
General Electric Capital Corp.	5.500%	1/8/20	5,175	5,812
General Electric Capital Corp.	5.550%	5/4/20	4,901	5,516
General Electric Capital Corp.	4.375%	9/16/20	2,750	2,899
General Electric Capital Corp.	4.625%	1/7/21	8,513	8,993
General Electric Capital Corp.	5.300%	2/11/21	6,350	6,843
General Electric Capital Corp.	4.650%	10/17/21	9,225	9,697
General Electric Capital Corp.	3.150%	9/7/22	6,200	5,756
General Electric Capital Corp.	3.100%	1/9/23	4,125	3,811
HSBC Finance Corp.	6.676%	1/15/21	8,733	9,983

Insurance (5.2%)
ACE INA Holdings Inc.	5.900%	6/15/19	1,775	2,082
ACE INA Holdings Inc.	2.700%	3/13/23	1,172	1,085
AEGON Funding Co. LLC	5.750%	12/15/20	1,520	1,707
Aetna Inc.	6.500%	9/15/18	2,325	2,732
Aetna Inc.	3.950%	9/1/20	3,735	3,855
Aetna Inc.	2.750%	11/15/22	2,300	2,094
Aflac Inc.	8.500%	5/15/19	1,100	1,408
Aflac Inc.	4.000%	2/15/22	2,300	2,333
Aflac Inc.	3.625%	6/15/23	2,575	2,477
Alleghany Corp.	5.625%	9/15/20	300	327
Alleghany Corp.	4.950%	6/27/22	2,475	2,611
Allied World Assurance Co. Ltd.	5.500%	11/15/20	375	404
Allstate Corp.	3.150%	6/15/23	1,350	1,295
2 Allstate Corp.	5.750%	8/15/53	2,300	2,266
Alterra Finance LLC	6.250%	9/30/20	320	360
American Financial Group Inc.	9.875%	6/15/19	2,650	3,406
American International Group Inc.	3.375%	8/15/20	2,225	2,192
American International Group Inc.	6.400%	12/15/20	4,699	5,463
American International Group Inc.	4.875%	6/1/22	4,350	4,635
Aon Corp.	5.000%	9/30/20	1,725	1,877
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	100	110
Assurant Inc.	4.000%	3/15/23	1,000	959
Axis Specialty Finance LLC	5.875%	6/1/20	1,692	1,866
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	2,924	3,118
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	1,500	1,439
Berkshire Hathaway Inc.	3.750%	8/15/21	2,125	2,192
Berkshire Hathaway Inc.	3.000%	2/11/23	1,300	1,240
Cigna Corp.	5.125%	6/15/20	690	754
Cigna Corp.	4.500%	3/15/21	2,924	3,098
Cigna Corp.	4.000%	2/15/22	2,525	2,554
CNA Financial Corp.	7.350%	11/15/19	1,764	2,138
CNA Financial Corp.	5.875%	8/15/20	2,202	2,489
Coventry Health Care Inc.	5.450%	6/15/21	1,300	1,427
Fidelity National Financial Inc.	5.500%	9/1/22	975	1,012
First American Financial Corp.	4.300%	2/1/23	725	686
Genworth Holdings Inc.	7.700%	6/15/20	900	1,045
Genworth Holdings Inc.	7.200%	2/15/21	2,025	2,302
Genworth Holdings Inc.	7.625%	9/24/21	2,625	3,062
Hanover Insurance Group Inc.	6.375%	6/15/21	725	785

Intermediate-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Hartford Financial Services Group Inc.	6.000%	1/15/19	800	909
	Hartford Financial Services Group Inc.	5.500%	3/30/20	1,454	1,619
	Hartford Financial Services Group Inc.	5.125%	4/15/22	2,000	2,170
	HCC Insurance Holdings Inc.	6.300%	11/15/19	1,000	1,157
	Humana Inc.	3.150%	12/1/22	2,808	2,590
	Infinity Property & Casualty Corp.	5.000%	9/19/22	575	562
	ING US Inc.	5.500%	7/15/22	1,600	1,705
	Lincoln National Corp.	8.750%	7/1/19	1,925	2,470
	Lincoln National Corp.	6.250%	2/15/20	1,350	1,553
	Lincoln National Corp.	4.200%	3/15/22	1,172	1,186
	Lincoln National Corp.	4.000%	9/1/23	1,000	986
	Loews Corp.	2.625%	5/15/23	1,300	1,169
	Manulife Financial Corp.	4.900%	9/17/20	1,025	1,101
	Markel Corp.	7.125%	9/30/19	1,000	1,187
	Markel Corp.	5.350%	6/1/21	380	410
	Markel Corp.	4.900%	7/1/22	2,375	2,495
	Markel Corp.	3.625%	3/30/23	1,025	965
	Marsh & McLennan Cos. Inc.	9.250%	4/15/19	1,800	2,317
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	1,425	1,528
	MetLife Inc.	7.717%	2/15/19	2,595	3,236
	MetLife Inc.	4.750%	2/8/21	3,650	3,951
	MetLife Inc.	3.048%	12/15/22	475	448
	Montpelier Re Holdings Ltd.	4.700%	10/15/22	675	654
	OneBeacon US Holdings Inc.	4.600%	11/9/22	725	710
	PartnerRe Finance B LLC	5.500%	6/1/20	2,095	2,275
	Primerica Inc.	4.750%	7/15/22	750	779
	Principal Financial Group Inc.	8.875%	5/15/19	1,000	1,289
	Principal Financial Group Inc.	3.300%	9/15/22	725	698
	Principal Financial Group Inc.	3.125%	5/15/23	1,250	1,174
	Progressive Corp.	3.750%	8/23/21	1,563	1,587
	Protective Life Corp.	7.375%	10/15/19	1,100	1,316
	Prudential Financial Inc.	7.375%	6/15/19	2,325	2,856
	Prudential Financial Inc.	5.375%	6/21/20	3,325	3,704
	Prudential Financial Inc.	4.500%	11/15/20	900	958
	Prudential Financial Inc.	4.500%	11/16/21	1,180	1,244
2	Prudential Financial Inc.	5.875%	9/15/42	3,150	3,071
2	Prudential Financial Inc.	5.625%	6/15/43	3,275	3,070
	Reinsurance Group of America Inc.	6.450%	11/15/19	1,600	1,841
	Reinsurance Group of America Inc.	5.000%	6/1/21	1,270	1,347
	Torchmark Corp.	9.250%	6/15/19	1,000	1,292
	Torchmark Corp.	3.800%	9/15/22	700	683
	Travelers Cos. Inc.	5.900%	6/2/19	1,490	1,756
	Travelers Cos. Inc.	3.900%	11/1/20	1,125	1,188
	Trinity Acquisition plc	4.625%	8/15/23	725	705
	UnitedHealth Group Inc.	1.625%	3/15/19	200	191
	UnitedHealth Group Inc.	3.875%	10/15/20	1,275	1,329
	UnitedHealth Group Inc.	4.700%	2/15/21	1,150	1,249
	UnitedHealth Group Inc.	3.375%	11/15/21	1,725	1,703
	UnitedHealth Group Inc.	2.875%	3/15/22	2,950	2,763
	UnitedHealth Group Inc.	2.750%	2/15/23	3,650	3,351
	UnitedHealth Group Inc.	2.875%	3/15/23	1,600	1,485
	Unum Group	5.625%	9/15/20	825	899
	WellPoint Inc.	4.350%	8/15/20	2,700	2,853
	WellPoint Inc.	3.700%	8/15/21	1,500	1,491
	WellPoint Inc.	3.125%	5/15/22	2,625	2,471
	WellPoint Inc.	3.300%	1/15/23	3,800	3,566

112

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Willis Group Holdings plc	5.750%	3/15/21	1,400	1,496
WR Berkley Corp.	7.375%	9/15/19	750	902
WR Berkley Corp.	5.375%	9/15/20	1,050	1,139
WR Berkley Corp.	4.625%	3/15/22	1,500	1,537
XLIT Ltd.	5.750%	10/1/21	1,265	1,431

Other Finance (0.1%)
CME Group Inc.	3.000%	9/15/22	2,275	2,127
Jones Lang LaSalle Inc.	4.400%	11/15/22	925	892
NASDAQ OMX Group Inc.	5.550%	1/15/20	1,750	1,838

Real Estate Investment Trusts (3.9%)
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	1,125	1,137
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	2,025	1,899
American Campus Communities
Operating Partnership LP	3.750%	4/15/23	1,100	1,036
AvalonBay Communities Inc.	3.950%	1/15/21	1,000	1,011
AvalonBay Communities Inc.	2.950%	9/15/22	2,275	2,081
BioMed Realty LP	4.250%	7/15/22	850	815
Boston Properties LP	3.700%	11/15/18	3,640	3,802
Boston Properties LP	5.875%	10/15/19	2,109	2,414
Boston Properties LP	5.625%	11/15/20	2,225	2,482
Boston Properties LP	4.125%	5/15/21	1,325	1,351
Boston Properties LP	3.850%	2/1/23	3,355	3,270
Brandywine Operating Partnership LP	3.950%	2/15/23	625	586
BRE Properties Inc.	3.375%	1/15/23	1,250	1,147
Camden Property Trust	4.625%	6/15/21	2,100	2,197
Camden Property Trust	2.950%	12/15/22	1,425	1,288
CommonWealth REIT	5.875%	9/15/20	800	814
Corporate Office Properties LP	3.600%	5/15/23	975	892
CubeSmart LP	4.800%	7/15/22	575	590
DDR Corp.	7.875%	9/1/20	1,000	1,216
DDR Corp.	4.625%	7/15/22	1,499	1,505
DDR Corp.	3.375%	5/15/23	850	769
Digital Realty Trust LP	5.875%	2/1/20	1,600	1,752
Digital Realty Trust LP	5.250%	3/15/21	2,160	2,229
Digital Realty Trust LP	3.625%	10/1/22	1,600	1,453
Duke Realty LP	8.250%	8/15/19	1,250	1,540
Duke Realty LP	6.750%	3/15/20	1,650	1,880
Duke Realty LP	3.875%	10/15/22	1,650	1,548
EPR Properties	7.750%	7/15/20	500	563
EPR Properties	5.750%	8/15/22	1,300	1,306
EPR Properties	5.250%	7/15/23	1,000	971
Equity One Inc.	3.750%	11/15/22	1,000	931
ERP Operating LP	4.750%	7/15/20	2,550	2,721
ERP Operating LP	4.625%	12/15/21	2,650	2,777
ERP Operating LP	3.000%	4/15/23	875	795
Essex Portfolio LP	3.625%	8/15/22	800	756
Essex Portfolio LP	3.250%	5/1/23	1,075	975
Federal Realty Investment Trust	3.000%	8/1/22	575	531
Federal Realty Investment Trust	2.750%	6/1/23	925	820
HCP Inc.	3.750%	2/1/19	1,700	1,742
HCP Inc.	2.625%	2/1/20	2,575	2,416
HCP Inc.	5.375%	2/1/21	2,658	2,873
HCP Inc.	3.150%	8/1/22	1,525	1,393
Health Care REIT Inc.	4.125%	4/1/19	2,536	2,640

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Health Care REIT Inc.	6.125%	4/15/20	1,100	1,237
Health Care REIT Inc.	4.950%	1/15/21	1,060	1,115
Health Care REIT Inc.	5.250%	1/15/22	1,665	1,769
Healthcare Realty Trust Inc.	5.750%	1/15/21	800	865
Healthcare Realty Trust Inc.	3.750%	4/15/23	1,150	1,073
1 Healthcare Trust of America Holdings LP	3.700%	4/15/23	875	811
Highwoods Realty LP	3.625%	1/15/23	700	646
Hospitality Properties Trust	5.000%	8/15/22	1,225	1,216
Hospitality Properties Trust	4.500%	6/15/23	1,375	1,317
Kilroy Realty LP	3.800%	1/15/23	2,000	1,861
Kimco Realty Corp.	6.875%	10/1/19	950	1,138
Kimco Realty Corp.	3.125%	6/1/23	1,100	1,001
Liberty Property LP	4.125%	6/15/22	1,581	1,552
Liberty Property LP	3.375%	6/15/23	1,225	1,119
Mack-Cali Realty LP	7.750%	8/15/19	1,475	1,775
Mack-Cali Realty LP	4.500%	4/18/22	200	197
Mack-Cali Realty LP	3.150%	5/15/23	500	437
National Retail Properties Inc.	3.800%	10/15/22	1,725	1,643
National Retail Properties Inc.	3.300%	4/15/23	900	815
Omega Healthcare Investors Inc.	6.750%	10/15/22	1,615	1,714
Piedmont Operating Partnership LP	3.400%	6/1/23	700	629
ProLogis LP	2.750%	2/15/19	700	693
ProLogis LP	6.875%	3/15/20	2,225	2,609
ProLogis LP	4.250%	8/15/23	2,000	1,962
Realty Income Corp.	6.750%	8/15/19	2,000	2,335
Realty Income Corp.	5.750%	1/15/21	450	494
Realty Income Corp.	3.250%	10/15/22	2,020	1,833
Realty Income Corp.	4.650%	8/1/23	1,525	1,532
Regency Centers LP	4.800%	4/15/21	500	523
Simon Property Group LP	10.350%	4/1/19	2,450	3,307
Simon Property Group LP	5.650%	2/1/20	2,276	2,577
Simon Property Group LP	4.375%	3/1/21	2,425	2,557
Simon Property Group LP	4.125%	12/1/21	2,350	2,432
Simon Property Group LP	3.375%	3/15/22	1,904	1,876
Simon Property Group LP	2.750%	2/1/23	1,000	912
UDR Inc.	4.625%	1/10/22	1,700	1,749
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	2,025	2,104
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	1,125	1,062
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	2,695	2,803
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	875	873
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	2,250	2,078
Vornado Realty LP	5.000%	1/15/22	700	731
Washington REIT	4.950%	10/1/20	425	440
Washington REIT	3.950%	10/15/22	1,050	1,001
Weingarten Realty Investors	3.375%	10/15/22	600	553
Weingarten Realty Investors	3.500%	4/15/23	1,175	1,081
				983,716
Industrial (59.1%)
Basic Industry (7.7%)
Agrium Inc.	6.750%	1/15/19	1,450	1,701
Agrium Inc.	3.150%	10/1/22	1,005	922
Agrium Inc.	3.500%	6/1/23	2,100	1,987
Air Products & Chemicals Inc.	4.375%	8/21/19	1,100	1,188
Air Products & Chemicals Inc.	3.000%	11/3/21	1,925	1,844
Air Products & Chemicals Inc.	2.750%	2/3/23	1,400	1,291
Airgas Inc.	2.900%	11/15/22	800	731

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Albemarle Corp.	4.500%	12/15/20	925	958
Alcoa Inc.	5.720%	2/23/19	2,400	2,481
Alcoa Inc.	6.150%	8/15/20	1,625	1,702
Alcoa Inc.	5.400%	4/15/21	5,830	5,766
Allegheny Technologies Inc.	9.375%	6/1/19	1,900	2,318
Allegheny Technologies Inc.	5.950%	1/15/21	265	273
Allegheny Technologies Inc.	5.875%	8/15/23	1,000	968
Barrick Gold Corp.	6.950%	4/1/19	1,925	2,104
Barrick Gold Corp.	3.850%	4/1/22	3,025	2,663
1 Barrick Gold Corp.	4.100%	5/1/23	4,450	3,873
Barrick North America Finance LLC	6.800%	9/15/18	3,221	3,566
Barrick North America Finance LLC	4.400%	5/30/21	4,401	4,107
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	3,925	4,652
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	4,150	4,050
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	3,950	3,714
Cabot Corp.	3.700%	7/15/22	1,000	961
Carpenter Technology Corp.	5.200%	7/15/21	200	204
Carpenter Technology Corp.	4.450%	3/1/23	1,500	1,454
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,315	2,624
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	1,275	1,215
CF Industries Inc.	7.125%	5/1/20	1,490	1,749
CF Industries Inc.	3.450%	6/1/23	1,900	1,754
Cliffs Natural Resources Inc.	5.900%	3/15/20	1,100	1,112
Cliffs Natural Resources Inc.	4.800%	10/1/20	1,000	929
Cliffs Natural Resources Inc.	4.875%	4/1/21	2,150	1,989
Cytec Industries Inc.	3.500%	4/1/23	725	667
Dow Chemical Co.	8.550%	5/15/19	4,625	5,888
Dow Chemical Co.	4.250%	11/15/20	4,200	4,356
Dow Chemical Co.	4.125%	11/15/21	3,294	3,343
Dow Chemical Co.	3.000%	11/15/22	6,818	6,259
Eastman Chemical Co.	5.500%	11/15/19	1,196	1,331
Eastman Chemical Co.	3.600%	8/15/22	4,000	3,863
Ecolab Inc.	4.350%	12/8/21	4,625	4,827
EI du Pont de Nemours & Co.	4.625%	1/15/20	3,125	3,425
EI du Pont de Nemours & Co.	3.625%	1/15/21	3,325	3,398
EI du Pont de Nemours & Co.	4.250%	4/1/21	2,000	2,118
EI du Pont de Nemours & Co.	2.800%	2/15/23	4,400	4,091
FMC Corp.	3.950%	2/1/22	750	748
1 Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	4,642	4,205
Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	5,775	5,147
1 Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	6,455	5,761
Goldcorp Inc.	3.700%	3/15/23	3,200	2,927
International Paper Co.	9.375%	5/15/19	2,725	3,590
International Paper Co.	7.500%	8/15/21	3,140	3,851
International Paper Co.	4.750%	2/15/22	3,650	3,824
Kinross Gold Corp.	5.125%	9/1/21	1,950	1,793
Lubrizol Corp.	8.875%	2/1/19	1,675	2,206
LyondellBasell Industries NV	5.000%	4/15/19	6,675	7,242
LyondellBasell Industries NV	6.000%	11/15/21	2,975	3,360
MeadWestvaco Corp.	7.375%	9/1/19	750	873
Methanex Corp.	3.250%	12/15/19	1,025	997
Mosaic Co.	3.750%	11/15/21	1,325	1,272
NewMarket Corp.	4.100%	12/15/22	1,050	999
Newmont Mining Corp.	5.125%	10/1/19	1,906	1,999
Newmont Mining Corp.	3.500%	3/15/22	3,957	3,466
Nucor Corp.	4.125%	9/15/22	2,280	2,271

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nucor Corp.	4.000%	8/1/23	975	946
Packaging Corp. of America	3.900%	6/15/22	1,175	1,144
Plains Exploration & Production Co.	6.125%	6/15/19	2,900	3,078
Plains Exploration & Production Co.	6.500%	11/15/20	4,500	4,781
Plains Exploration & Production Co.	6.625%	5/1/21	2,000	2,115
Plains Exploration & Production Co.	6.750%	2/1/22	2,025	2,152
Plains Exploration & Production Co.	6.875%	2/15/23	4,000	4,255
Plum Creek Timberlands LP	4.700%	3/15/21	1,750	1,794
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	850	992
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	2,125	2,291
PPG Industries Inc.	3.600%	11/15/20	2,645	2,674
Praxair Inc.	1.250%	11/7/18	500	476
Praxair Inc.	4.500%	8/15/19	2,200	2,409
Praxair Inc.	4.050%	3/15/21	1,025	1,074
Praxair Inc.	3.000%	9/1/21	2,500	2,431
Praxair Inc.	2.450%	2/15/22	3,600	3,354
Praxair Inc.	2.700%	2/21/23	425	397
Rayonier Inc.	3.750%	4/1/22	725	692
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,375	1,315
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	4,934	6,322
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	2,625	2,561
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	2,379	2,398
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	3,650	3,577
Rio Tinto Finance USA plc	2.250%	12/14/18	3,200	3,091
Rio Tinto Finance USA plc	3.500%	3/22/22	2,100	1,989
Rio Tinto Finance USA plc	2.875%	8/21/22	4,406	3,976
RPM International Inc.	6.125%	10/15/19	750	852
RPM International Inc.	3.450%	11/15/22	1,775	1,658
Sigma-Aldrich Corp.	3.375%	11/1/20	240	238
Southern Copper Corp.	5.375%	4/16/20	800	839
Southern Copper Corp.	3.500%	11/8/22	950	841
Syngenta Finance NV	3.125%	3/28/22	1,500	1,444
Teck Resources Ltd.	3.000%	3/1/19	1,436	1,386
Teck Resources Ltd.	4.500%	1/15/21	1,100	1,067
Teck Resources Ltd.	4.750%	1/15/22	1,975	1,938
Teck Resources Ltd.	3.750%	2/1/23	2,900	2,588
Vale Overseas Ltd.	5.625%	9/15/19	3,950	4,241
Vale Overseas Ltd.	4.625%	9/15/20	2,625	2,615
Vale Overseas Ltd.	4.375%	1/11/22	6,515	6,091
Valspar Corp.	7.250%	6/15/19	425	509
Valspar Corp.	4.200%	1/15/22	1,875	1,884
Westlake Chemical Corp.	3.600%	7/15/22	200	191
Weyerhaeuser Co.	7.375%	10/1/19	1,600	1,923

Capital Goods (6.0%)
3M Co.	2.000%	6/26/22	1,475	1,364
ABB Finance USA Inc.	2.875%	5/8/22	3,975	3,779
Acuity Brands Lighting Inc.	6.000%	12/15/19	1,125	1,220
Avery Dennison Corp.	3.350%	4/15/23	1,500	1,397
Bemis Co. Inc.	4.500%	10/15/21	2,625	2,699
Boeing Capital Corp.	4.700%	10/27/19	560	625
Boeing Co.	6.000%	3/15/19	2,950	3,476
Boeing Co.	4.875%	2/15/20	3,700	4,171
Boeing Co.	8.750%	8/15/21	300	402
Carlisle Cos. Inc.	3.750%	11/15/22	1,725	1,640
Caterpillar Financial Services Corp.	7.150%	2/15/19	3,422	4,199

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Caterpillar Financial Services Corp.	2.850%	6/1/22	1,800	1,702
Caterpillar Inc.	7.900%	12/15/18	5,550	7,044
Caterpillar Inc.	3.900%	5/27/21	1,775	1,835
Caterpillar Inc.	2.600%	6/26/22	1,800	1,669
Cooper US Inc.	3.875%	12/15/20	100	103
CRH America Inc.	5.750%	1/15/21	700	761
Danaher Corp.	5.400%	3/1/19	2,600	2,977
Danaher Corp.	3.900%	6/23/21	2,950	3,071
Deere & Co.	4.375%	10/16/19	2,425	2,686
Deere & Co.	2.600%	6/8/22	4,150	3,877
Dover Corp.	4.300%	3/1/21	1,750	1,864
Eaton Corp.	6.950%	3/20/19	1,085	1,292
1 Eaton Corp.	2.750%	11/2/22	5,375	4,954
Embraer Overseas Ltd.	6.375%	1/15/20	1,575	1,726
Embraer SA	5.150%	6/15/22	925	907
Emerson Electric Co.	5.250%	10/15/18	200	227
Emerson Electric Co.	4.875%	10/15/19	2,665	2,998
Emerson Electric Co.	4.250%	11/15/20	1,075	1,150
Emerson Electric Co.	2.625%	2/15/23	2,150	2,020
Exelis Inc.	5.550%	10/1/21	1,200	1,198
Flowserve Corp.	3.500%	9/15/22	3,350	3,125
General Dynamics Corp.	3.875%	7/15/21	1,800	1,860
General Dynamics Corp.	2.250%	11/15/22	3,100	2,773
General Electric Co.	2.700%	10/9/22	10,925	10,169
Honeywell International Inc.	5.000%	2/15/19	1,300	1,466
Honeywell International Inc.	4.250%	3/1/21	3,192	3,443
IDEX Corp.	4.200%	12/15/21	600	598
Illinois Tool Works Inc.	6.250%	4/1/19	1,925	2,288
Illinois Tool Works Inc.	3.375%	9/15/21	977	980
1 Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	1,875	1,849
1 Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	1,800	1,773
John Deere Capital Corp.	5.750%	9/10/18	330	382
John Deere Capital Corp.	2.250%	4/17/19	1,750	1,740
John Deere Capital Corp.	1.700%	1/15/20	2,125	1,982
John Deere Capital Corp.	3.900%	7/12/21	2,200	2,279
John Deere Capital Corp.	3.150%	10/15/21	2,550	2,509
John Deere Capital Corp.	2.750%	3/15/22	300	284
John Deere Capital Corp.	2.800%	1/27/23	1,000	939
Joy Global Inc.	5.125%	10/15/21	1,450	1,523
Kennametal Inc.	2.650%	11/1/19	1,550	1,491
Kennametal Inc.	3.875%	2/15/22	350	336
L-3 Communications Corp.	5.200%	10/15/19	1,325	1,417
L-3 Communications Corp.	4.750%	7/15/20	3,150	3,270
L-3 Communications Corp.	4.950%	2/15/21	1,450	1,518
Lockheed Martin Corp.	4.250%	11/15/19	3,525	3,792
Lockheed Martin Corp.	3.350%	9/15/21	2,625	2,589
Mohawk Industries Inc.	3.850%	2/1/23	1,825	1,724
Northrop Grumman Corp.	5.050%	8/1/19	1,275	1,420
Northrop Grumman Corp.	3.500%	3/15/21	1,225	1,232
Northrop Grumman Corp.	3.250%	8/1/23	4,200	3,948
Owens Corning	9.000%	6/15/19	358	431
Owens Corning	4.200%	12/15/22	1,775	1,713
Parker Hannifin Corp.	3.500%	9/15/22	920	912
Pentair Finance SA	5.000%	5/15/21	2,220	2,329
Pentair Finance SA	3.150%	9/15/22	875	794
Precision Castparts Corp.	2.500%	1/15/23	3,450	3,148

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Raytheon Co.	6.400%	12/15/18	2,900	3,466
Raytheon Co.	4.400%	2/15/20	325	348
Raytheon Co.	3.125%	10/15/20	3,375	3,378
Raytheon Co.	2.500%	12/15/22	1,825	1,655
Republic Services Inc.	5.500%	9/15/19	1,425	1,605
Republic Services Inc.	5.000%	3/1/20	3,400	3,688
Republic Services Inc.	5.250%	11/15/21	1,825	1,974
Republic Services Inc.	3.550%	6/1/22	1,508	1,456
Republic Services Inc.	4.750%	5/15/23	1,170	1,211
Rockwell Collins Inc.	3.100%	11/15/21	1,359	1,322
Roper Industries Inc.	2.050%	10/1/18	3,250	3,165
Roper Industries Inc.	6.250%	9/1/19	1,100	1,270
Roper Industries Inc.	3.125%	11/15/22	2,225	2,056
Snap-on Inc.	6.125%	9/1/21	1,410	1,613
Sonoco Products Co.	4.375%	11/1/21	775	787
Stanley Black & Decker Inc.	3.400%	12/1/21	1,275	1,235
Stanley Black & Decker Inc.	2.900%	11/1/22	2,500	2,328
Textron Inc.	7.250%	10/1/19	1,520	1,778
Tyco International Finance SA	8.500%	1/15/19	2,008	2,481
Tyco International Finance SA /
Tyco International Ltd.	6.875%	1/15/21	200	233
United Technologies Corp.	6.125%	2/1/19	3,975	4,698
United Technologies Corp.	4.500%	4/15/20	6,290	6,912
United Technologies Corp.	3.100%	6/1/22	3,954	3,845
Waste Management Inc.	7.375%	3/11/19	750	899
Waste Management Inc.	4.750%	6/30/20	3,225	3,456
Waste Management Inc.	4.600%	3/1/21	580	612
Waste Management Inc.	2.900%	9/15/22	400	369
Xylem Inc.	4.875%	10/1/21	1,850	1,932

Communication (7.6%)
America Movil SAB de CV	5.000%	10/16/19	2,375	2,548
America Movil SAB de CV	5.000%	3/30/20	6,431	6,759
America Movil SAB de CV	3.125%	7/16/22	4,975	4,485
American Tower Corp.	5.050%	9/1/20	2,981	3,075
American Tower Corp.	5.900%	11/1/21	2,374	2,540
American Tower Corp.	4.700%	3/15/22	2,450	2,432
American Tower Corp.	3.500%	1/31/23	3,100	2,780
AT&T Inc.	5.800%	2/15/19	5,225	5,973
AT&T Inc.	4.450%	5/15/21	3,800	4,016
AT&T Inc.	3.875%	8/15/21	4,704	4,787
AT&T Inc.	3.000%	2/15/22	4,750	4,449
AT&T Inc.	2.625%	12/1/22	6,325	5,632
CBS Corp.	8.875%	5/15/19	1,300	1,650
CBS Corp.	5.750%	4/15/20	1,815	2,008
CBS Corp.	4.300%	2/15/21	1,700	1,732
CBS Corp.	3.375%	3/1/22	2,067	1,941
CC Holdings GS V LLC /
Crown Castle GS III Corp.	3.849%	4/15/23	2,625	2,419
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	5,344	6,749
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	2,888	4,028
Comcast Corp.	5.700%	7/1/19	2,790	3,237
Comcast Corp.	5.150%	3/1/20	4,150	4,663
Comcast Corp.	3.125%	7/15/22	2,025	1,950
Comcast Corp.	2.850%	1/15/23	3,500	3,280
Deutsche Telekom International Finance BV	6.000%	7/8/19	3,350	3,911

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.875%	10/1/19	3,990	4,411
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.200%	3/15/20	3,265	3,444
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	4.600%	2/15/21	3,120	3,124
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	5.000%	3/1/21	2,450	2,507
DIRECTV Holdings LLC /
DIRECTV Financing Co. Inc.	3.800%	3/15/22	4,506	4,194
Discovery Communications LLC	5.625%	8/15/19	160	183
Discovery Communications LLC	5.050%	6/1/20	5,525	6,011
Discovery Communications LLC	4.375%	6/15/21	1,850	1,916
Discovery Communications LLC	3.300%	5/15/22	1,800	1,688
Discovery Communications LLC	3.250%	4/1/23	1,500	1,392
GTE Corp.	8.750%	11/1/21	1,175	1,547
Interpublic Group of Cos. Inc.	3.750%	2/15/23	2,000	1,857
Moody’s Corp.	5.500%	9/1/20	1,850	1,980
Moody’s Corp.	4.500%	9/1/22	1,131	1,130
NBCUniversal Media LLC	5.150%	4/30/20	6,715	7,554
NBCUniversal Media LLC	4.375%	4/1/21	5,751	6,139
NBCUniversal Media LLC	2.875%	1/15/23	2,850	2,670
News America Inc.	6.900%	3/1/19	1,325	1,582
News America Inc.	5.650%	8/15/20	1,500	1,684
News America Inc.	4.500%	2/15/21	2,850	2,973
News America Inc.	3.000%	9/15/22	4,700	4,330
Omnicom Group Inc.	6.250%	7/15/19	950	1,095
Omnicom Group Inc.	4.450%	8/15/20	4,575	4,761
Omnicom Group Inc.	3.625%	5/1/22	2,500	2,407
Orange SA	5.375%	7/8/19	4,075	4,480
Orange SA	4.125%	9/14/21	1,450	1,443
Qwest Corp.	6.750%	12/1/21	2,480	2,656
Reed Elsevier Capital Inc.	3.125%	10/15/22	3,356	3,099
Rogers Communications Inc.	3.000%	3/15/23	1,200	1,084
Telecom Italia Capital SA	7.175%	6/18/19	3,159	3,413
Telefonica Emisiones SAU	5.877%	7/15/19	3,185	3,421
Telefonica Emisiones SAU	5.134%	4/27/20	4,450	4,510
Telefonica Emisiones SAU	5.462%	2/16/21	4,695	4,787
Telefonica Emisiones SAU	4.570%	4/27/23	2,375	2,264
Telefonos de Mexico SAB de CV	5.500%	11/15/19	750	817
Thomson Reuters Corp.	4.700%	10/15/19	2,225	2,417
Thomson Reuters Corp.	3.950%	9/30/21	1,027	1,036
Time Warner Cable Inc.	8.750%	2/14/19	3,900	4,625
Time Warner Cable Inc.	8.250%	4/1/19	6,350	7,425
Time Warner Cable Inc.	5.000%	2/1/20	2,325	2,348
Time Warner Cable Inc.	4.125%	2/15/21	2,175	2,067
Time Warner Cable Inc.	4.000%	9/1/21	3,116	2,925
Time Warner Entertainment Co. LP	8.375%	3/15/23	2,680	3,089
Verizon Communications Inc.	8.750%	11/1/18	4,129	5,259
Verizon Communications Inc.	6.350%	4/1/19	5,150	6,025
Verizon Communications Inc.	4.600%	4/1/21	4,450	4,689
Verizon Communications Inc.	3.500%	11/1/21	5,518	5,392
Verizon Communications Inc.	2.450%	11/1/22	5,050	4,437
Vodafone Group plc	5.450%	6/10/19	3,630	4,072
Vodafone Group plc	4.375%	3/16/21	1,343	1,394
Vodafone Group plc	2.500%	9/26/22	2,500	2,202

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vodafone Group plc	2.950%	2/19/23	5,188	4,721
Washington Post Co.	7.250%	2/1/19	600	703
WPP Finance 2010	3.625%	9/7/22	3,475	3,242

Consumer Cyclical (6.2%)
Advance Auto Parts Inc.	5.750%	5/1/20	750	786
Advance Auto Parts Inc.	4.500%	1/15/22	1,075	1,043
Amazon.com Inc.	2.500%	11/29/22	4,425	3,991
AutoZone Inc.	4.000%	11/15/20	1,750	1,774
AutoZone Inc.	3.700%	4/15/22	2,500	2,432
AutoZone Inc.	2.875%	1/15/23	1,425	1,287
BorgWarner Inc.	4.625%	9/15/20	75	78
Brinker International Inc.	3.875%	5/15/23	700	652
Costco Wholesale Corp.	1.700%	12/15/19	3,350	3,223
CVS Caremark Corp.	4.750%	5/18/20	2,025	2,217
CVS Caremark Corp.	4.125%	5/15/21	2,004	2,099
CVS Caremark Corp.	2.750%	12/1/22	3,750	3,457
Darden Restaurants Inc.	4.500%	10/15/21	1,225	1,238
Darden Restaurants Inc.	3.350%	11/1/22	775	706
Dollar General Corp.	3.250%	4/15/23	2,800	2,544
eBay Inc.	3.250%	10/15/20	1,600	1,611
eBay Inc.	2.600%	7/15/22	3,550	3,263
Expedia Inc.	5.950%	8/15/20	1,650	1,718
Family Dollar Stores Inc.	5.000%	2/1/21	565	581
Ford Motor Credit Co. LLC	8.125%	1/15/20	3,150	3,826
Ford Motor Credit Co. LLC	5.750%	2/1/21	3,750	4,039
Ford Motor Credit Co. LLC	5.875%	8/2/21	6,077	6,589
Ford Motor Credit Co. LLC	4.250%	9/20/22	4,725	4,583
Ford Motor Credit Co. LLC	4.375%	8/6/23	2,025	1,973
Gap Inc.	5.950%	4/12/21	2,272	2,510
Historic TW Inc.	9.150%	2/1/23	1,795	2,361
Home Depot Inc.	3.950%	9/15/20	1,000	1,068
Home Depot Inc.	4.400%	4/1/21	3,213	3,496
Home Depot Inc.	2.700%	4/1/23	1,675	1,560
Host Hotels & Resorts LP	5.875%	6/15/19	600	649
Host Hotels & Resorts LP	6.000%	10/1/21	1,500	1,622
Host Hotels & Resorts LP	5.250%	3/15/22	1,647	1,690
Host Hotels & Resorts LP	4.750%	3/1/23	2,384	2,375
Hyatt Hotels Corp.	5.375%	8/15/21	800	846
Hyatt Hotels Corp.	3.375%	7/15/23	975	901
International Game Technology	7.500%	6/15/19	1,825	2,106
International Game Technology	5.500%	6/15/20	550	568
Johnson Controls Inc.	5.000%	3/30/20	725	787
Johnson Controls Inc.	4.250%	3/1/21	1,934	1,992
Johnson Controls Inc.	3.750%	12/1/21	2,400	2,387
Kohl’s Corp.	4.000%	11/1/21	1,900	1,886
Kohl’s Corp.	3.250%	2/1/23	1,975	1,812
Lowe’s Cos. Inc.	4.625%	4/15/20	2,025	2,213
Lowe’s Cos. Inc.	3.800%	11/15/21	2,249	2,289
Lowe’s Cos. Inc.	3.120%	4/15/22	1,000	972
Macy’s Retail Holdings Inc.	3.875%	1/15/22	2,700	2,669
Macy’s Retail Holdings Inc.	2.875%	2/15/23	1,121	1,009
Marriott International Inc.	3.000%	3/1/19	1,450	1,456
Marriott International Inc.	3.250%	9/15/22	400	370
McDonald’s Corp.	5.000%	2/1/19	645	731
McDonald’s Corp.	3.500%	7/15/20	1,500	1,553

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McDonald’s Corp.	3.625%	5/20/21	750	773
McDonald’s Corp.	2.625%	1/15/22	4,100	3,894
MDC Holdings Inc.	5.625%	2/1/20	400	418
NIKE Inc.	2.250%	5/1/23	1,300	1,180
Nordstrom Inc.	4.750%	5/1/20	600	659
Nordstrom Inc.	4.000%	10/15/21	2,125	2,213
NVR Inc.	3.950%	9/15/22	1,175	1,121
O’Reilly Automotive Inc.	4.875%	1/14/21	1,235	1,287
O’Reilly Automotive Inc.	4.625%	9/15/21	375	388
O’Reilly Automotive Inc.	3.800%	9/1/22	700	682
O’Reilly Automotive Inc.	3.850%	6/15/23	1,950	1,896
QVC Inc.	5.125%	7/2/22	1,825	1,813
QVC Inc.	4.375%	3/15/23	2,700	2,510
Staples Inc.	4.375%	1/12/23	1,425	1,362
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	1,000	907
Target Corp.	3.875%	7/15/20	2,500	2,654
Target Corp.	2.900%	1/15/22	3,900	3,773
Time Warner Inc.	4.875%	3/15/20	2,774	2,988
Time Warner Inc.	4.700%	1/15/21	4,275	4,526
Time Warner Inc.	4.750%	3/29/21	2,125	2,255
Time Warner Inc.	4.000%	1/15/22	1,125	1,126
Time Warner Inc.	3.400%	6/15/22	1,800	1,725
TJX Cos. Inc.	6.950%	4/15/19	1,525	1,837
TJX Cos. Inc.	2.500%	5/15/23	1,125	1,032
Toyota Motor Credit Corp.	4.500%	6/17/20	1,400	1,514
Toyota Motor Credit Corp.	4.250%	1/11/21	1,625	1,715
Toyota Motor Credit Corp.	3.400%	9/15/21	3,625	3,614
Toyota Motor Credit Corp.	3.300%	1/12/22	2,575	2,516
Toyota Motor Credit Corp.	2.625%	1/10/23	2,554	2,344
VF Corp.	3.500%	9/1/21	2,000	1,988
Viacom Inc.	5.625%	9/15/19	2,500	2,809
Viacom Inc.	4.500%	3/1/21	1,655	1,710
Viacom Inc.	3.875%	12/15/21	2,800	2,743
Viacom Inc.	3.125%	6/15/22	400	367
Viacom Inc.	4.250%	9/1/23	2,725	2,686
Wal-Mart Stores Inc.	4.125%	2/1/19	2,190	2,388
Wal-Mart Stores Inc.	3.625%	7/8/20	4,108	4,287
Wal-Mart Stores Inc.	3.250%	10/25/20	4,833	4,942
Wal-Mart Stores Inc.	4.250%	4/15/21	2,300	2,465
Wal-Mart Stores Inc.	2.550%	4/11/23	4,450	4,081
Walgreen Co.	5.250%	1/15/19	2,583	2,897
Walgreen Co.	3.100%	9/15/22	3,100	2,897
Walt Disney Co.	3.750%	6/1/21	3,275	3,384
Walt Disney Co.	2.750%	8/16/21	2,125	2,057
Walt Disney Co.	2.550%	2/15/22	1,600	1,499
Walt Disney Co.	2.350%	12/1/22	2,850	2,598
Western Union Co.	5.253%	4/1/20	1,175	1,252
Wyndham Worldwide Corp.	4.250%	3/1/22	1,375	1,339
Wyndham Worldwide Corp.	3.900%	3/1/23	3,250	3,058
Yum! Brands Inc.	5.300%	9/15/19	900	1,003
Yum! Brands Inc.	3.875%	11/1/20	1,850	1,864

Consumer Noncyclical (15.1%)
Abbott Laboratories	5.125%	4/1/19	2,235	2,545
Abbott Laboratories	4.125%	5/27/20	2,660	2,866
AbbVie Inc.	2.000%	11/6/18	2,975	2,897

Intermediate-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	AbbVie Inc.	2.900%	11/6/22	9,729	9,021
	Actavis Inc.	6.125%	8/15/19	750	867
	Actavis Inc.	3.250%	10/1/22	3,925	3,644
	Allergan Inc.	3.375%	9/15/20	1,325	1,335
	Allergan Inc.	2.800%	3/15/23	1,600	1,495
	Altria Group Inc.	9.700%	11/10/18	7,341	9,608
	Altria Group Inc.	9.250%	8/6/19	3,993	5,227
	Altria Group Inc.	4.750%	5/5/21	4,674	4,939
	Altria Group Inc.	2.850%	8/9/22	2,225	1,997
	Altria Group Inc.	2.950%	5/2/23	1,750	1,583
	AmerisourceBergen Corp.	4.875%	11/15/19	1,720	1,912
	AmerisourceBergen Corp.	3.500%	11/15/21	1,500	1,489
	Amgen Inc.	5.700%	2/1/19	3,211	3,659
	Amgen Inc.	4.500%	3/15/20	1,100	1,170
	Amgen Inc.	3.450%	10/1/20	3,192	3,196
	Amgen Inc.	4.100%	6/15/21	2,975	3,039
	Amgen Inc.	3.875%	11/15/21	5,050	5,045
	Amgen Inc.	3.625%	5/15/22	1,775	1,736
	Anheuser-Busch Cos. LLC	5.000%	3/1/19	850	950
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	4,250	3,923
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	8,215	10,247
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	2,997	3,679
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	5,750	6,568
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	4,725	5,303
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	1,950	2,106
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	5,563	5,107
	Archer-Daniels-Midland Co.	4.479%	3/1/21	2,925	3,103
	AstraZeneca plc	1.950%	9/18/19	3,217	3,127
	Avon Products Inc.	6.500%	3/1/19	1,800	2,011
	Avon Products Inc.	4.600%	3/15/20	1,400	1,434
	Avon Products Inc.	5.000%	3/15/23	1,000	995
	Baxter International Inc.	4.500%	8/15/19	1,450	1,610
	Baxter International Inc.	4.250%	3/15/20	2,975	3,205
	Baxter International Inc.	2.400%	8/15/22	1,125	1,026
	Baxter International Inc.	3.200%	6/15/23	2,825	2,715
	Beam Inc.	3.250%	5/15/22	475	458
	Beam Inc.	3.250%	6/15/23	1,050	1,002
	Becton Dickinson & Co.	3.250%	11/12/20	3,210	3,251
	Becton Dickinson & Co.	3.125%	11/8/21	3,650	3,577
	Boston Scientific Corp.	2.650%	10/1/18	2,200	2,176
	Boston Scientific Corp.	6.000%	1/15/20	2,300	2,618
	Bottling Group LLC	5.125%	1/15/19	2,815	3,171
	Bristol-Myers Squibb Co.	2.000%	8/1/22	1,800	1,599
	Bristol-Myers Squibb Co.	7.150%	6/15/23	900	1,149
	Brown-Forman Corp.	2.250%	1/15/23	1,400	1,253
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	1,450	1,769
	Campbell Soup Co.	4.500%	2/15/19	700	752
	Campbell Soup Co.	4.250%	4/15/21	1,600	1,678
	Campbell Soup Co.	2.500%	8/2/22	1,575	1,415
	Cardinal Health Inc.	4.625%	12/15/20	825	879
	Cardinal Health Inc.	3.200%	6/15/22	1,200	1,133
	Cardinal Health Inc.	3.200%	3/15/23	2,725	2,509
	CareFusion Corp.	6.375%	8/1/19	2,750	3,121
1	CareFusion Corp.	3.300%	3/1/23	850	790
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	1,800	1,649
	Celgene Corp.	3.950%	10/15/20	1,440	1,465

122

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Celgene Corp.	3.250%	8/15/22	2,625	2,460
Celgene Corp.	4.000%	8/15/23	2,400	2,362
Church & Dwight Co. Inc.	2.875%	10/1/22	900	837
Clorox Co.	3.800%	11/15/21	1,358	1,359
Clorox Co.	3.050%	9/15/22	1,600	1,509
Coca-Cola Co.	4.875%	3/15/19	2,300	2,587
Coca-Cola Co.	3.150%	11/15/20	3,109	3,161
Coca-Cola Co.	3.300%	9/1/21	4,200	4,271
Coca-Cola Co.	2.500%	4/1/23	3,075	2,872
Coca-Cola Enterprises Inc.	3.500%	9/15/20	2,950	2,945
Coca-Cola Enterprises Inc.	3.250%	8/19/21	425	410
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	1,175	1,237
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	975	1,291
Colgate-Palmolive Co.	2.450%	11/15/21	1,575	1,490
Colgate-Palmolive Co.	2.300%	5/3/22	1,600	1,485
Colgate-Palmolive Co.	1.950%	2/1/23	900	794
Colgate-Palmolive Co.	2.100%	5/1/23	1,000	898
ConAgra Foods Inc.	7.000%	4/15/19	2,225	2,658
ConAgra Foods Inc.	3.250%	9/15/22	725	687
ConAgra Foods Inc.	3.200%	1/25/23	2,450	2,285
Covidien International Finance SA	4.200%	6/15/20	1,625	1,729
Covidien International Finance SA	3.200%	6/15/22	2,275	2,207
Covidien International Finance SA	2.950%	6/15/23	1,425	1,324
CR Bard Inc.	4.400%	1/15/21	1,345	1,411
Delhaize Group SA	4.125%	4/10/19	400	408
DENTSPLY International Inc.	4.125%	8/15/21	1,130	1,137
Diageo Capital plc	4.828%	7/15/20	1,885	2,092
Diageo Capital plc	2.625%	4/29/23	3,575	3,257
Diageo Investment Corp.	2.875%	5/11/22	4,050	3,823
Dignity Health California GO	3.125%	11/1/22	700	637
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	475	475
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	1,175	1,091
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	1,475	1,436
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	200	183
Energizer Holdings Inc.	4.700%	5/19/21	1,725	1,747
Energizer Holdings Inc.	4.700%	5/24/22	2,200	2,208
Express Scripts Holding Co.	7.250%	6/15/19	1,875	2,277
Express Scripts Holding Co.	4.750%	11/15/21	2,650	2,813
Express Scripts Holding Co.	3.900%	2/15/22	3,125	3,136
Flowers Foods Inc.	4.375%	4/1/22	350	343
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	800	721
General Mills Inc.	5.650%	2/15/19	2,265	2,607
General Mills Inc.	3.150%	12/15/21	3,025	2,950
Gilead Sciences Inc.	4.500%	4/1/21	3,625	3,875
Gilead Sciences Inc.	4.400%	12/1/21	3,650	3,865
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	2,275	2,126
GlaxoSmithKline Capital plc	2.850%	5/8/22	6,850	6,510
Hershey Co.	4.125%	12/1/20	1,825	1,953
Hillshire Brands Co.	4.100%	9/15/20	54	54
Hormel Foods Corp.	4.125%	4/15/21	100	104
Ingredion Inc.	4.625%	11/1/20	375	391
International Flavors & Fragrances Inc.	3.200%	5/1/23	875	818
JM Smucker Co.	3.500%	10/15/21	2,200	2,167
Johnson & Johnson	3.550%	5/15/21	1,250	1,306
Kaiser Foundation Hospitals	3.500%	4/1/22	675	651
Kellogg Co.	4.150%	11/15/19	1,600	1,726

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kellogg Co.	4.000%	12/15/20	3,150	3,275
Kellogg Co.	3.125%	5/17/22	2,150	2,079
Kimberly-Clark Corp.	7.500%	11/1/18	2,915	3,644
Kimberly-Clark Corp.	3.625%	8/1/20	300	312
Kimberly-Clark Corp.	3.875%	3/1/21	1,075	1,125
Kimberly-Clark Corp.	2.400%	6/1/23	1,425	1,301
Koninklijke Philips NV	3.750%	3/15/22	4,662	4,615
Kraft Foods Group Inc.	5.375%	2/10/20	1,994	2,239
Kraft Foods Group Inc.	3.500%	6/6/22	5,552	5,433
Kroger Co.	6.800%	12/15/18	425	505
Kroger Co.	6.150%	1/15/20	1,989	2,267
Kroger Co.	3.400%	4/15/22	1,168	1,127
Kroger Co.	3.850%	8/1/23	2,650	2,593
Laboratory Corp. of America Holdings	4.625%	11/15/20	2,650	2,763
Laboratory Corp. of America Holdings	3.750%	8/23/22	1,450	1,396
Life Technologies Corp.	6.000%	3/1/20	1,875	2,099
Life Technologies Corp.	5.000%	1/15/21	1,333	1,400
Lorillard Tobacco Co.	8.125%	6/23/19	2,492	2,991
Lorillard Tobacco Co.	6.875%	5/1/20	2,250	2,548
Lorillard Tobacco Co.	3.750%	5/20/23	975	862
Mattel Inc.	3.150%	3/15/23	1,350	1,267
McCormick & Co. Inc.	3.900%	7/15/21	275	285
McCormick & Co. Inc.	3.500%	9/1/23	1,200	1,186
McKesson Corp.	7.500%	2/15/19	1,900	2,339
McKesson Corp.	4.750%	3/1/21	1,600	1,723
McKesson Corp.	2.700%	12/15/22	825	760
Mead Johnson Nutrition Co.	4.900%	11/1/19	1,850	2,026
Medco Health Solutions Inc.	4.125%	9/15/20	3,350	3,442
Medtronic Inc.	5.600%	3/15/19	2,100	2,394
Medtronic Inc.	4.450%	3/15/20	2,550	2,766
Medtronic Inc.	3.125%	3/15/22	3,375	3,268
Medtronic Inc.	2.750%	4/1/23	4,375	4,036
Merck & Co. Inc.	3.875%	1/15/21	4,361	4,541
Merck & Co. Inc.	2.400%	9/15/22	1,950	1,785
Merck & Co. Inc.	2.800%	5/18/23	5,725	5,327
Merck Sharp & Dohme Corp.	5.000%	6/30/19	4,225	4,778
Molson Coors Brewing Co.	3.500%	5/1/22	1,375	1,352
Mondelez International Inc.	5.375%	2/10/20	8,701	9,692
Newell Rubbermaid Inc.	4.700%	8/15/20	1,350	1,425
Newell Rubbermaid Inc.	4.000%	6/15/22	1,125	1,105
Novartis Capital Corp.	4.400%	4/24/20	5,625	6,117
Novartis Capital Corp.	2.400%	9/21/22	4,300	3,952
Novartis Securities Investment Ltd.	5.125%	2/10/19	6,645	7,578
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	225	222
PepsiCo Inc.	7.900%	11/1/18	6,594	8,337
PepsiCo Inc.	2.250%	1/7/19	500	495
PepsiCo Inc.	4.500%	1/15/20	3,900	4,244
PepsiCo Inc.	3.125%	11/1/20	895	901
PepsiCo Inc.	3.000%	8/25/21	1,850	1,796
PepsiCo Inc.	2.750%	3/5/22	4,940	4,639
PepsiCo Inc.	2.750%	3/1/23	2,225	2,051
PerkinElmer Inc.	5.000%	11/15/21	2,650	2,715
Perrigo Co.	2.950%	5/15/23	1,625	1,547
Pfizer Inc.	6.200%	3/15/19	10,379	12,436
Pfizer Inc.	3.000%	6/15/23	3,650	3,468
Pharmacia Corp.	6.500%	12/1/18	840	1,009

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Philip Morris International Inc.	4.500%	3/26/20	1,436	1,565
Philip Morris International Inc.	4.125%	5/17/21	2,420	2,517
Philip Morris International Inc.	2.900%	11/15/21	2,150	2,062
Philip Morris International Inc.	2.500%	8/22/22	1,775	1,610
Philip Morris International Inc.	2.625%	3/6/23	1,500	1,369
Procter & Gamble Co.	4.700%	2/15/19	4,435	4,976
Procter & Gamble Co.	2.300%	2/6/22	4,855	4,566
Quest Diagnostics Inc.	4.750%	1/30/20	275	291
Quest Diagnostics Inc.	4.700%	4/1/21	2,175	2,293
Reynolds American Inc.	3.250%	11/1/22	2,150	1,964
Safeway Inc.	5.000%	8/15/19	1,500	1,580
Safeway Inc.	3.950%	8/15/20	1,800	1,783
Safeway Inc.	4.750%	12/1/21	1,500	1,518
Sanofi	4.000%	3/29/21	6,525	6,829
St. Jude Medical Inc.	3.250%	4/15/23	3,425	3,206
Stryker Corp.	4.375%	1/15/20	1,700	1,848
Sysco Corp.	5.375%	3/17/19	150	172
Sysco Corp.	2.600%	6/12/22	2,050	1,909
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	1,650	1,624
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	3,675	3,373
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	2,825	2,780
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	2,280	2,137
Thermo Fisher Scientific Inc.	4.700%	5/1/20	1,000	1,055
Thermo Fisher Scientific Inc.	4.500%	3/1/21	2,725	2,813
Thermo Fisher Scientific Inc.	3.600%	8/15/21	3,625	3,525
Thermo Fisher Scientific Inc.	3.150%	1/15/23	860	785
Tupperware Brands Corp.	4.750%	6/1/21	1,750	1,755
Tyson Foods Inc.	4.500%	6/15/22	4,525	4,627
Unilever Capital Corp.	4.800%	2/15/19	2,225	2,478
Unilever Capital Corp.	4.250%	2/10/21	2,113	2,264
Whirlpool Corp.	4.850%	6/15/21	1,350	1,423
Whirlpool Corp.	4.700%	6/1/22	348	360
Whirlpool Corp.	3.700%	3/1/23	2,075	1,979
Zimmer Holdings Inc.	4.625%	11/30/19	175	191
Zimmer Holdings Inc.	3.375%	11/30/21	1,800	1,749
1 Zoetis Inc.	3.250%	2/1/23	4,125	3,891

Energy (7.9%)
Anadarko Petroleum Corp.	8.700%	3/15/19	3,500	4,484
Anadarko Petroleum Corp.	6.950%	6/15/19	50	60
Apache Corp.	6.900%	9/15/18	3,150	3,842
Apache Corp.	3.625%	2/1/21	1,500	1,517
Apache Corp.	3.250%	4/15/22	3,175	3,087
Apache Corp.	2.625%	1/15/23	1,850	1,686
Baker Hughes Inc.	7.500%	11/15/18	2,000	2,489
Baker Hughes Inc.	3.200%	8/15/21	2,200	2,186
BP Capital Markets plc	4.750%	3/10/19	3,000	3,293
BP Capital Markets plc	4.500%	10/1/20	4,865	5,174
BP Capital Markets plc	4.742%	3/11/21	5,095	5,461
BP Capital Markets plc	3.561%	11/1/21	2,836	2,787
BP Capital Markets plc	3.245%	5/6/22	4,954	4,725
BP Capital Markets plc	2.500%	11/6/22	3,425	3,064
BP Capital Markets plc	2.750%	5/10/23	1,450	1,311
Cameron International Corp.	4.500%	6/1/21	350	372
Cameron International Corp.	3.600%	4/30/22	1,150	1,143
Canadian Natural Resources Ltd.	3.450%	11/15/21	1,865	1,830

Intermediate-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Cenovus Energy Inc.	5.700%	10/15/19	3,025	3,439
	Cenovus Energy Inc.	3.000%	8/15/22	2,600	2,429
	Chevron Corp.	4.950%	3/3/19	4,525	5,130
	Chevron Corp.	2.427%	6/24/20	3,500	3,404
	Chevron Corp.	2.355%	12/5/22	7,050	6,412
	Chevron Corp.	3.191%	6/24/23	4,325	4,201
	ConocoPhillips	5.750%	2/1/19	6,504	7,529
	ConocoPhillips	6.000%	1/15/20	2,155	2,542
	ConocoPhillips Co.	2.400%	12/15/22	5,425	4,936
	Devon Energy Corp.	6.300%	1/15/19	2,165	2,498
	Devon Energy Corp.	4.000%	7/15/21	2,040	2,077
	Devon Energy Corp.	3.250%	5/15/22	1,950	1,853
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	1,750	2,041
	Encana Corp.	6.500%	5/15/19	1,300	1,529
	Encana Corp.	3.900%	11/15/21	1,000	990
	Energen Corp.	4.625%	9/1/21	1,075	1,055
	Ensco plc	4.700%	3/15/21	5,975	6,313
	EOG Resources Inc.	5.625%	6/1/19	3,625	4,188
	EOG Resources Inc.	4.400%	6/1/20	2,000	2,150
	EOG Resources Inc.	4.100%	2/1/21	2,740	2,874
	EOG Resources Inc.	2.625%	3/15/23	3,550	3,236
	EQT Corp.	8.125%	6/1/19	1,600	1,922
	EQT Corp.	4.875%	11/15/21	1,175	1,200
	FMC Technologies Inc.	3.450%	10/1/22	1,475	1,396
	Halliburton Co.	5.900%	9/15/18	2,100	2,453
	Halliburton Co.	6.150%	9/15/19	2,575	3,067
	Halliburton Co.	3.250%	11/15/21	1,350	1,336
	Halliburton Co.	3.500%	8/1/23	2,775	2,736
	Hess Corp.	8.125%	2/15/19	3,633	4,524
	Husky Energy Inc.	7.250%	12/15/19	2,750	3,369
	Husky Energy Inc.	3.950%	4/15/22	1,625	1,624
	Marathon Oil Corp.	2.800%	11/1/22	3,300	3,045
	Marathon Petroleum Corp.	5.125%	3/1/21	2,400	2,567
	Murphy Oil Corp.	3.700%	12/1/22	3,100	2,863
	Nabors Industries Inc.	9.250%	1/15/19	4,175	5,113
	Nabors Industries Inc.	5.000%	9/15/20	650	667
1	Nabors Industries Inc.	4.625%	9/15/21	1,350	1,341
	Nabors Industries Inc.	4.625%	9/15/21	925	919
	National Oilwell Varco Inc.	2.600%	12/1/22	3,675	3,383
	Noble Energy Inc.	8.250%	3/1/19	2,702	3,368
	Noble Energy Inc.	4.150%	12/15/21	3,786	3,874
	Noble Holding International Ltd.	4.900%	8/1/20	1,725	1,800
	Noble Holding International Ltd.	3.950%	3/15/22	1,500	1,448
	Occidental Petroleum Corp.	4.100%	2/1/21	5,565	5,738
	Occidental Petroleum Corp.	3.125%	2/15/22	1,650	1,567
	Occidental Petroleum Corp.	2.700%	2/15/23	3,570	3,237
	Petrohawk Energy Corp.	6.250%	6/1/19	1,650	1,811
	Phillips 66	4.300%	4/1/22	5,975	6,035
	Pioneer Natural Resources Co.	7.500%	1/15/20	1,000	1,221
	Pioneer Natural Resources Co.	3.950%	7/15/22	2,890	2,837
	Pride International Inc.	8.500%	6/15/19	1,850	2,341
	Pride International Inc.	6.875%	8/15/20	2,250	2,661
	Rowan Cos. Inc.	7.875%	8/1/19	1,500	1,797
	Rowan Cos. Inc.	4.875%	6/1/22	1,600	1,634
	Sasol Financing International plc	4.500%	11/14/22	2,800	2,528
	Shell International Finance BV	4.300%	9/22/19	4,425	4,836

126

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Shell International Finance BV	4.375%	3/25/20	3,825	4,169
Shell International Finance BV	2.375%	8/21/22	3,900	3,556
Shell International Finance BV	2.250%	1/6/23	2,706	2,432
Shell International Finance BV	3.400%	8/12/23	2,500	2,460
Southwestern Energy Co.	4.100%	3/15/22	2,975	2,923
Talisman Energy Inc.	7.750%	6/1/19	1,750	2,113
Talisman Energy Inc.	3.750%	2/1/21	1,860	1,808
Total Capital Canada Ltd.	2.750%	7/15/23	2,525	2,319
Total Capital International SA	2.875%	2/17/22	2,825	2,685
Total Capital International SA	2.700%	1/25/23	3,100	2,858
Total Capital SA	4.450%	6/24/20	3,975	4,294
Total Capital SA	4.125%	1/28/21	3,100	3,252
Transocean Inc.	6.500%	11/15/20	1,790	1,972
Transocean Inc.	6.375%	12/15/21	2,550	2,803
Transocean Inc.	3.800%	10/15/22	3,150	2,938
Valero Energy Corp.	9.375%	3/15/19	2,125	2,742
Valero Energy Corp.	6.125%	2/1/20	1,115	1,271
Weatherford International Ltd.	9.625%	3/1/19	2,847	3,601
Weatherford International Ltd.	5.125%	9/15/20	2,275	2,356
Weatherford International Ltd.	4.500%	4/15/22	3,400	3,315
XTO Energy Inc.	6.500%	12/15/18	625	766

Other Industrial (0.2%)
Cintas Corp. No 2	4.300%	6/1/21	700	729
Cintas Corp. No 2	3.250%	6/1/22	600	573
Fluor Corp.	3.375%	9/15/21	1,580	1,570
Howard Hughes Medical Institute	3.500%	9/1/23	1,550	1,528
1 URS Corp.	5.500%	4/1/22	1,800	1,834
Valmont Industries Inc.	6.625%	4/20/20	1,000	1,119

Technology (6.1%)
Adobe Systems Inc.	4.750%	2/1/20	1,575	1,709
Agilent Technologies Inc.	5.000%	7/15/20	1,825	1,948
Agilent Technologies Inc.	3.200%	10/1/22	2,700	2,489
Amphenol Corp.	4.000%	2/1/22	650	637
Analog Devices Inc.	2.875%	6/1/23	1,500	1,377
Apple Inc.	2.400%	5/3/23	15,125	13,599
Applied Materials Inc.	4.300%	6/15/21	2,450	2,540
Arrow Electronics Inc.	6.000%	4/1/20	1,500	1,614
Arrow Electronics Inc.	5.125%	3/1/21	300	308
Arrow Electronics Inc.	4.500%	3/1/23	725	709
Autodesk Inc.	3.600%	12/15/22	850	799
Avnet Inc.	5.875%	6/15/20	1,300	1,376
Avnet Inc.	4.875%	12/1/22	1,050	1,043
Baidu Inc.	3.500%	11/28/22	3,102	2,824
BMC Software Inc.	4.250%	2/15/22	2,050	1,999
BMC Software Inc.	4.500%	12/1/22	550	551
Broadcom Corp.	2.700%	11/1/18	1,875	1,901
Broadcom Corp.	2.500%	8/15/22	2,050	1,848
Broadridge Financial Solutions Inc.	3.950%	9/1/20	1,150	1,150
CA Inc.	5.375%	12/1/19	1,825	2,009
CA Inc.	4.500%	8/15/23	900	888
Cisco Systems Inc.	4.950%	2/15/19	6,350	7,143
Cisco Systems Inc.	4.450%	1/15/20	5,825	6,368
Computer Sciences Corp.	4.450%	9/15/22	500	488
Corning Inc.	4.250%	8/15/20	1,150	1,223

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dell Inc.	5.875%	6/15/19	1,625	1,631
Dell Inc.	4.625%	4/1/21	1,275	1,206
Dun & Bradstreet Corp.	4.375%	12/1/22	850	826
EMC Corp.	2.650%	6/1/20	5,730	5,605
EMC Corp.	3.375%	6/1/23	3,175	3,071
Equifax Inc.	3.300%	12/15/22	1,000	932
Fidelity National Information Services Inc.	5.000%	3/15/22	1,350	1,385
Fidelity National Information Services Inc.	3.500%	4/15/23	5,175	4,670
Fiserv Inc.	4.625%	10/1/20	1,275	1,319
Fiserv Inc.	3.500%	10/1/22	3,075	2,872
Google Inc.	3.625%	5/19/21	2,570	2,662
Harris Corp.	6.375%	6/15/19	650	743
Harris Corp.	4.400%	12/15/20	2,275	2,349
Hewlett-Packard Co.	3.750%	12/1/20	3,350	3,226
Hewlett-Packard Co.	4.300%	6/1/21	6,370	6,119
Hewlett-Packard Co.	4.375%	9/15/21	2,700	2,588
Hewlett-Packard Co.	4.650%	12/9/21	4,549	4,452
Hewlett-Packard Co.	4.050%	9/15/22	400	379
Intel Corp.	3.300%	10/1/21	6,875	6,794
Intel Corp.	2.700%	12/15/22	2,575	2,373
International Business Machines Corp.	7.625%	10/15/18	5,029	6,340
International Business Machines Corp.	8.375%	11/1/19	1,389	1,839
International Business Machines Corp.	1.625%	5/15/20	4,850	4,510
International Business Machines Corp.	2.900%	11/1/21	1,450	1,409
International Business Machines Corp.	1.875%	8/1/22	2,850	2,523
International Business Machines Corp.	3.375%	8/1/23	5,625	5,516
Jabil Circuit Inc.	5.625%	12/15/20	1,675	1,738
Jabil Circuit Inc.	4.700%	9/15/22	175	169
Juniper Networks Inc.	4.600%	3/15/21	890	897
Lexmark International Inc.	5.125%	3/15/20	2,175	2,213
Maxim Integrated Products Inc.	3.375%	3/15/23	1,350	1,250
Microsoft Corp.	4.200%	6/1/19	2,675	2,940
Microsoft Corp.	3.000%	10/1/20	3,200	3,235
Microsoft Corp.	4.000%	2/8/21	2,100	2,246
Microsoft Corp.	2.125%	11/15/22	1,775	1,581
Microsoft Corp.	2.375%	5/1/23	2,375	2,149
Motorola Solutions Inc.	3.750%	5/15/22	2,400	2,265
Motorola Solutions Inc.	3.500%	3/1/23	1,820	1,681
Oracle Corp.	2.375%	1/15/19	5,800	5,771
Oracle Corp.	5.000%	7/8/19	5,150	5,826
Oracle Corp.	3.875%	7/15/20	1,900	2,011
Oracle Corp.	2.500%	10/15/22	10,150	9,275
Pitney Bowes Inc.	6.250%	3/15/19	849	939
SAIC Inc.	4.450%	12/1/20	1,300	1,326
Symantec Corp.	4.200%	9/15/20	4,175	4,288
Symantec Corp.	3.950%	6/15/22	600	583
Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	2,975	2,901
Texas Instruments Inc.	1.650%	8/3/19	2,550	2,436
Total System Services Inc.	3.750%	6/1/23	1,300	1,191
Tyco Electronics Group SA	4.875%	1/15/21	300	313
Tyco Electronics Group SA	3.500%	2/3/22	2,761	2,622
Verisk Analytics Inc.	4.125%	9/12/22	2,200	2,165
Xerox Corp.	5.625%	12/15/19	975	1,076
Xerox Corp.	4.500%	5/15/21	4,725	4,865

Intermediate-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Transportation (2.3%)
2	American Airlines 2011-1
	Class A Pass Through Trust	5.250%	7/31/22	1,028	1,082
[1,2]	American Airlines 2013-2
	Class A Pass Through Trust	4.950%	7/15/24	3,950	3,925
	Burlington Northern Santa Fe LLC	4.700%	10/1/19	1,060	1,177
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	1,000	1,025
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	1,900	1,892
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	2,325	2,214
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	2,150	2,027
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	1,333	1,240
	Canadian National Railway Co.	5.550%	3/1/19	1,725	1,998
	Canadian National Railway Co.	2.850%	12/15/21	1,905	1,846
	Canadian National Railway Co.	2.250%	11/15/22	800	724
	Canadian Pacific Railway Co.	7.250%	5/15/19	1,880	2,290
	Canadian Pacific Railway Co.	4.450%	3/15/23	1,975	2,045
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	700	731
2	Continental Airlines 2007-1
	Class A Pass Through Trust	5.983%	4/19/22	2,412	2,587
2	Continental Airlines 2009-2
	Class A Pass Through Trust	7.250%	5/10/21	1,596	1,828
2	Continental Airlines 2010-1
	Class A Pass Through Trust	4.750%	1/12/21	535	563
	CSX Corp.	7.375%	2/1/19	1,790	2,189
	CSX Corp.	3.700%	10/30/20	2,024	2,088
	CSX Corp.	4.250%	6/1/21	1,700	1,785
2	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	1,806	2,048
2	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	1,214	1,410
2	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	5/23/19	1,396	1,492
2	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	2,628	2,779
	FedEx Corp.	8.000%	1/15/19	1,650	2,053
	FedEx Corp.	2.625%	8/1/22	1,475	1,342
	FedEx Corp.	2.700%	4/15/23	300	271
1	Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	2,850	2,714
1	Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	150	137
	Norfolk Southern Corp.	5.900%	6/15/19	2,450	2,851
	Norfolk Southern Corp.	3.250%	12/1/21	2,175	2,127
	Norfolk Southern Corp.	2.903%	2/15/23	1,589	1,477
	Ryder System Inc.	2.350%	2/26/19	400	387
2	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	797	912
	Union Pacific Corp.	4.000%	2/1/21	2,475	2,603
	Union Pacific Corp.	4.163%	7/15/22	1,716	1,789
	Union Pacific Corp.	2.750%	4/15/23	1,825	1,692
1	Union Pacific Corp.	3.646%	2/15/24	1,410	1,396
	United Parcel Service Inc.	5.125%	4/1/19	2,150	2,444
	United Parcel Service Inc.	3.125%	1/15/21	6,275	6,282
	United Parcel Service Inc.	2.450%	10/1/22	3,670	3,398
	United Parcel Service of America Inc.	8.375%	4/1/20	300	388
					1,996,710
Utilities (10.4%)
	Electric (6.1%)
	Ameren Illinois Co.	2.700%	9/1/22	900	841
	American Electric Power Co. Inc.	2.950%	12/15/22	500	455
	Appalachian Power Co.	7.950%	1/15/20	1,925	2,415
	Appalachian Power Co.	4.600%	3/30/21	1,667	1,779
	Arizona Public Service Co.	8.750%	3/1/19	1,975	2,529

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Atlantic City Electric Co.	7.750%	11/15/18	1,000	1,251
Baltimore Gas & Electric Co.	3.500%	11/15/21	1,922	1,934
Baltimore Gas & Electric Co.	3.350%	7/1/23	575	555
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	825	751
Cleveland Electric Illuminating Co.	8.875%	11/15/18	490	621
CMS Energy Corp.	8.750%	6/15/19	750	955
CMS Energy Corp.	6.250%	2/1/20	1,000	1,147
CMS Energy Corp.	5.050%	3/15/22	1,100	1,176
Commonwealth Edison Co.	4.000%	8/1/20	1,325	1,403
Commonwealth Edison Co.	3.400%	9/1/21	1,000	1,010
Connecticut Light & Power Co.	2.500%	1/15/23	3,175	2,936
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	1,600	1,975
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	2,400	2,907
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	1,000	1,093
Constellation Energy Group Inc.	5.150%	12/1/20	1,500	1,617
Consumers Energy Co.	5.650%	9/15/18	1,000	1,164
Consumers Energy Co.	6.700%	9/15/19	1,775	2,178
Consumers Energy Co.	5.650%	4/15/20	1,375	1,589
Consumers Energy Co.	2.850%	5/15/22	1,000	958
Consumers Energy Co.	3.375%	8/15/23	2,700	2,659
Dominion Resources Inc.	8.875%	1/15/19	1,975	2,542
Dominion Resources Inc.	5.200%	8/15/19	2,325	2,619
Dominion Resources Inc.	4.450%	3/15/21	944	1,006
DTE Electric Co.	3.900%	6/1/21	1,275	1,338
DTE Electric Co.	2.650%	6/15/22	1,800	1,701
Duke Energy Carolinas LLC	7.000%	11/15/18	710	868
Duke Energy Carolinas LLC	4.300%	6/15/20	1,375	1,481
Duke Energy Carolinas LLC	3.900%	6/15/21	1,675	1,756
Duke Energy Corp.	5.050%	9/15/19	2,295	2,541
Duke Energy Corp.	3.550%	9/15/21	1,000	995
Duke Energy Corp.	3.050%	8/15/22	1,425	1,348
Duke Energy Florida Inc.	3.100%	8/15/21	1,625	1,610
Duke Energy Indiana Inc.	3.750%	7/15/20	1,700	1,773
Duke Energy Ohio Inc.	5.450%	4/1/19	1,230	1,398
Duke Energy Progress Inc.	5.300%	1/15/19	3,075	3,512
Duke Energy Progress Inc.	3.000%	9/15/21	300	295
Duke Energy Progress Inc.	2.800%	5/15/22	1,000	957
Entergy Arkansas Inc.	3.750%	2/15/21	1,175	1,206
Entergy Arkansas Inc.	3.050%	6/1/23	200	187
Entergy Corp.	5.125%	9/15/20	800	826
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	785	809
Entergy Louisiana LLC	6.500%	9/1/18	450	530
Entergy Louisiana LLC	4.050%	9/1/23	1,200	1,214
Entergy Mississippi Inc.	3.100%	7/1/23	1,425	1,330
Entergy Texas Inc.	7.125%	2/1/19	2,450	2,883
Exelon Generation Co. LLC	5.200%	10/1/19	4,150	4,534
Exelon Generation Co. LLC	4.000%	10/1/20	2,082	2,086
FirstEnergy Solutions Corp.	6.050%	8/15/21	2,800	2,983
Florida Power & Light Co.	2.750%	6/1/23	1,475	1,394
Georgia Power Co.	4.250%	12/1/19	1,905	2,067
Georgia Power Co.	2.850%	5/15/22	2,400	2,279
Great Plains Energy Inc.	4.850%	6/1/21	1,200	1,276
Indiana Michigan Power Co.	3.200%	3/15/23	1,625	1,526
ITC Holdings Corp.	4.050%	7/1/23	1,425	1,404
Kansas City Power & Light Co.	7.150%	4/1/19	1,950	2,389
Kansas City Power & Light Co.	3.150%	3/15/23	1,275	1,198

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kentucky Utilities Co.	3.250%	11/1/20	925	943
LG&E & KU Energy LLC	3.750%	11/15/20	3,445	3,463
LG&E & KU Energy LLC	4.375%	10/1/21	1,375	1,409
Metropolitan Edison Co.	7.700%	1/15/19	592	711
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	3,539	4,847
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	1,825	1,748
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	1,108	1,084
2 National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	1,175	1,088
Nevada Power Co.	7.125%	3/15/19	2,280	2,802
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	1,550	1,779
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	1,375	1,445
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	925	879
Northeast Utilities	2.800%	5/1/23	1,000	918
Northern States Power Co.	2.150%	8/15/22	175	158
Northern States Power Co.	2.600%	5/15/23	1,350	1,250
NSTAR Electric Co.	2.375%	10/15/22	1,200	1,100
NSTAR LLC	4.500%	11/15/19	1,862	2,046
Oglethorpe Power Corp.	6.100%	3/15/19	500	587
Ohio Power Co.	5.375%	10/1/21	2,200	2,460
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	3,450	4,105
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	2,500	3,062
Pacific Gas & Electric Co.	8.250%	10/15/18	2,650	3,369
Pacific Gas & Electric Co.	3.500%	10/1/20	2,236	2,253
Pacific Gas & Electric Co.	4.250%	5/15/21	825	865
Pacific Gas & Electric Co.	3.250%	9/15/21	500	488
Pacific Gas & Electric Co.	2.450%	8/15/22	2,800	2,520
Pacific Gas & Electric Co.	3.250%	6/15/23	1,200	1,138
PacifiCorp	3.850%	6/15/21	2,900	3,031
PacifiCorp	2.950%	2/1/22	2,020	1,961
Peco Energy Co.	2.375%	9/15/22	450	413
Pennsylvania Electric Co.	5.200%	4/1/20	650	697
Portland General Electric Co.	6.100%	4/15/19	1,000	1,188
PPL Electric Utilities Corp.	3.000%	9/15/21	4,150	4,098
PPL Energy Supply LLC	4.600%	12/15/21	1,225	1,228
Progress Energy Inc.	7.050%	3/15/19	2,200	2,649
Progress Energy Inc.	4.400%	1/15/21	2,247	2,368
Progress Energy Inc.	3.150%	4/1/22	175	167
PSEG Power LLC	5.125%	4/15/20	1,125	1,230
PSEG Power LLC	4.150%	9/15/21	1,011	1,022
Public Service Co. of Colorado	5.125%	6/1/19	2,400	2,734
Public Service Co. of Colorado	3.200%	11/15/20	675	683
Public Service Co. of Colorado	2.250%	9/15/22	2,050	1,859
Public Service Co. of Colorado	2.500%	3/15/23	400	367
Public Service Co. of Oklahoma	5.150%	12/1/19	472	526
Public Service Co. of Oklahoma	4.400%	2/1/21	500	523
Public Service Electric & Gas Co.	3.500%	8/15/20	375	386
Public Service Electric & Gas Co.	2.375%	5/15/23	1,275	1,155
San Diego Gas & Electric Co.	3.000%	8/15/21	908	902
SCANA Corp.	4.750%	5/15/21	2,500	2,585
SCANA Corp.	4.125%	2/1/22	2,150	2,102
Sierra Pacific Power Co.	3.375%	8/15/23	750	738
Southern California Edison Co.	3.875%	6/1/21	2,200	2,320
Southern Co.	2.450%	9/1/18	1,300	1,301
Southwestern Electric Power Co.	6.450%	1/15/19	1,600	1,850
Southwestern Electric Power Co.	3.550%	2/15/22	1,075	1,031
Tampa Electric Co.	2.600%	9/15/22	475	444

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
TECO Finance Inc.	5.150%	3/15/20	1,950	2,121
TransAlta Corp.	4.500%	11/15/22	1,669	1,587
Tucson Electric Power Co.	5.150%	11/15/21	600	638
UIL Holdings Corp.	4.625%	10/1/20	1,150	1,162
Union Electric Co.	6.700%	2/1/19	2,400	2,906
Virginia Electric & Power Co.	2.950%	1/15/22	2,000	1,957
Virginia Electric & Power Co.	3.450%	9/1/22	900	902
Virginia Electric & Power Co.	2.750%	3/15/23	1,600	1,500
Westar Energy Inc.	8.625%	12/1/18	1,094	1,408
Wisconsin Electric Power Co.	2.950%	9/15/21	925	912
Wisconsin Power & Light Co.	5.000%	7/15/19	1,175	1,328
Wisconsin Power & Light Co.	2.250%	11/15/22	875	792
Xcel Energy Inc.	4.700%	5/15/20	2,425	2,654

Natural Gas (4.2%)
AGL Capital Corp.	5.250%	8/15/19	750	842
AGL Capital Corp.	3.500%	9/15/21	1,050	1,051
Atmos Energy Corp.	8.500%	3/15/19	825	1,053
Boardwalk Pipelines LP	5.750%	9/15/19	755	831
Boardwalk Pipelines LP	3.375%	2/1/23	1,200	1,088
Buckeye Partners LP	4.875%	2/1/21	2,283	2,331
Buckeye Partners LP	4.150%	7/1/23	1,740	1,675
CenterPoint Energy Resources Corp.	4.500%	1/15/21	2,050	2,188
Copano Energy LLC /
Copano Energy Finance Corp.	7.125%	4/1/21	973	1,109
DCP Midstream Operating LP	4.950%	4/1/22	875	867
DCP Midstream Operating LP	3.875%	3/15/23	2,425	2,207
El Paso Natural Gas Co. LLC	8.625%	1/15/22	150	192
El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	2,600	2,982
El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	1,600	1,687
Enbridge Energy Partners LP	9.875%	3/1/19	1,825	2,377
Enbridge Energy Partners LP	5.200%	3/15/20	1,300	1,398
Enbridge Energy Partners LP	4.200%	9/15/21	2,400	2,412
Energy Transfer Partners LP	9.700%	3/15/19	1,776	2,281
Energy Transfer Partners LP	9.000%	4/15/19	1,607	2,018
Energy Transfer Partners LP	4.650%	6/1/21	2,000	2,052
Energy Transfer Partners LP	5.200%	2/1/22	2,500	2,629
Energy Transfer Partners LP	3.600%	2/1/23	3,600	3,333
Enterprise Products Operating LLC	6.500%	1/31/19	2,275	2,676
Enterprise Products Operating LLC	5.250%	1/31/20	1,350	1,494
Enterprise Products Operating LLC	5.200%	9/1/20	2,225	2,465
Enterprise Products Operating LLC	4.050%	2/15/22	2,375	2,411
Enterprise Products Operating LLC	3.350%	3/15/23	3,400	3,222
Gulf South Pipeline Co. LP	4.000%	6/15/22	750	736
Kinder Morgan Energy Partners LP	2.650%	2/1/19	1,650	1,632
Kinder Morgan Energy Partners LP	9.000%	2/1/19	1,850	2,352
Kinder Morgan Energy Partners LP	6.850%	2/15/20	5,125	6,011
Kinder Morgan Energy Partners LP	5.800%	3/1/21	1,150	1,278
Kinder Morgan Energy Partners LP	4.150%	3/1/22	650	644
Kinder Morgan Energy Partners LP	3.950%	9/1/22	4,330	4,218
Kinder Morgan Energy Partners LP	3.450%	2/15/23	1,000	932
Magellan Midstream Partners LP	6.550%	7/15/19	2,996	3,545
National Fuel Gas Co.	4.900%	12/1/21	1,475	1,553
National Fuel Gas Co.	3.750%	3/1/23	2,075	1,990
Nisource Finance Corp.	6.800%	1/15/19	1,600	1,873
Nisource Finance Corp.	5.450%	9/15/20	3,150	3,426

Intermediate-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nisource Finance Corp.	6.125%	3/1/22	1,950	2,192
ONEOK Inc.	4.250%	2/1/22	2,289	2,123
ONEOK Partners LP	8.625%	3/1/19	1,475	1,853
ONEOK Partners LP	3.375%	10/1/22	2,244	2,045
Plains All American Pipeline LP /
PAA Finance Corp.	5.750%	1/15/20	1,700	1,923
Plains All American Pipeline LP /
PAA Finance Corp.	5.000%	2/1/21	2,034	2,211
Plains All American Pipeline LP /
PAA Finance Corp.	3.650%	6/1/22	2,600	2,556
Plains All American Pipeline LP /
PAA Finance Corp.	2.850%	1/31/23	900	823
Plains All American Pipeline LP /
PAA Finance Corp.	3.850%	10/15/23	1,950	1,915
Sempra Energy	9.800%	2/15/19	1,550	2,065
Sempra Energy	2.875%	10/1/22	1,500	1,383
Southern Natural Gas Co. LLC /
Southern Natural Issuing Corp.	4.400%	6/15/21	1,400	1,451
Spectra Energy Capital LLC	8.000%	10/1/19	1,325	1,595
Spectra Energy Capital LLC	3.300%	3/15/23	2,925	2,597
Spectra Energy Partners LP	4.600%	6/15/21	1,000	1,019
Sunoco Logistics Partners Operations LP	5.500%	2/15/20	1,200	1,295
Sunoco Logistics Partners Operations LP	4.650%	2/15/22	1,650	1,682
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	1,574	1,451
TC Pipelines LP	4.650%	6/15/21	1,253	1,264
TransCanada PipeLines Ltd.	7.125%	1/15/19	2,167	2,612
TransCanada PipeLines Ltd.	3.800%	10/1/20	3,967	4,135
TransCanada PipeLines Ltd.	2.500%	8/1/22	4,940	4,501
Western Gas Partners LP	5.375%	6/1/21	1,682	1,794
Western Gas Partners LP	4.000%	7/1/22	1,800	1,751
Williams Cos. Inc.	7.875%	9/1/21	1,063	1,276
Williams Cos. Inc.	3.700%	1/15/23	2,603	2,333
Williams Partners LP	5.250%	3/15/20	2,695	2,897
Williams Partners LP	4.125%	11/15/20	1,807	1,818
Williams Partners LP	4.000%	11/15/21	1,886	1,858
Williams Partners LP	3.350%	8/15/22	1,975	1,799

Other Utility (0.1%)
United Utilities plc	5.375%	2/1/19	1,500	1,601
				350,580
Total Corporate Bonds (Cost $3,444,335)				3,331,006
Taxable Municipal Bonds (0.1%)
California Educational Facilities Authority Revenue
(Stanford University)	4.750%	5/1/19	1,150	1,299
Cornell University New York GO	5.450%	2/1/19	750	868
Dartmouth College New Hampshire GO	4.750%	6/1/19	200	224
George Washington University
District of Columbia GO	3.485%	9/15/22	950	929
Total Taxable Municipal Bonds (Cost $3,397)				3,320

Intermediate-Term Corporate Bond Index Fund

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (0.4%)
Money Market Fund (0.4%)
[3] Vanguard Market Liquidity Fund (Cost $15,018)	0.122%	15,018,219	15,018
Total Investments (99.2%) (Cost $3,466,702)			3,353,288
Other Assets and Liabilities (0.8%)
Other Assets			41,922
Liabilities			(14,868)
			27,054
Net Assets (100%)			3,380,342

At August 31, 2013, net assets consisted of:
			Amount
			($000)
Paid-in Capital			3,470,314
Overdistributed Net Investment Income			(73)
Accumulated Net Realized Gains			23,515
Unrealized Appreciation (Depreciation)			(113,414)
Net Assets			3,380,342

Signal Shares—Net Assets
Applicable to 2,492,031 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			55,330
Net Asset Value Per Share—Signal Shares			$22.20

Institutional Shares—Net Assets
Applicable to 5,988,579 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			164,332
Net Asset Value Per Share—Institutional Shares			$27.44

ETF Shares—Net Assets
Applicable to 38,400,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)			3,160,680
Net Asset Value Per Share—ETF Shares			$82.31

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate value of these securities was $41,496,000, representing 1.2% of net assets.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Interest[1]	116,164
Total Income	116,164
Expenses
The Vanguard Group—Note B
Investment Advisory Services	102
Management and Administrative—Signal Shares	47
Management and Administrative—Institutional Shares	116
Management and Administrative—ETF Shares	2,796
Marketing and Distribution—Signal Shares	15
Marketing and Distribution—Institutional Shares	51
Marketing and Distribution—ETF Shares	841
Custodian Fees	15
Auditing Fees	42
Shareholders’ Reports—Signal Shares	1
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	160
Trustees’ Fees and Expenses	4
Total Expenses	4,190
Net Investment Income	111,974
Realized Net Gain (Loss)
Investment Securities Sold	69,908
Futures Contracts	387
Realized Net Gain (Loss)	70,295
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(256,154)
Net Increase (Decrease) in Net Assets Resulting from Operations	(73,885)
1 Interest income from an affiliated company of the fund was $28,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	111,974	64,623
Realized Net Gain (Loss)	70,295	8,375
Change in Unrealized Appreciation (Depreciation)	(256,154)	122,444
Net Increase (Decrease) in Net Assets Resulting from Operations	(73,885)	195,442
Distributions
Net Investment Income
Signal Shares	(1,717)	(1,370)
Institutional Shares	(6,146)	(5,086)
ETF Shares	(104,040)	(58,246)
Realized Capital Gain[1]
Signal Shares	(264)	(24)
Institutional Shares	(984)	(73)
ETF Shares	(16,426)	(699)
Total Distributions	(129,577)	(65,498)
Capital Share Transactions
Signal Shares	7,708	41,249
Institutional Shares	(10,832)	92,461
ETF Shares	599,923	1,908,873
Net Increase (Decrease) from Capital Share Transactions	596,799	2,042,583
Total Increase (Decrease)	393,337	2,172,527
Net Assets
Beginning of Period	2,987,005	814,478
End of Period[2]	3,380,342	2,987,005

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $11,000,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($73,000) and ($144,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Signal Shares
				March 2,
				2010[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$23.40	$21.98	$21.76	$20.43
Investment Operations
Net Investment Income	.732	.800	.876	.441
Net Realized and Unrealized Gain (Loss) on Investments[2]	(1.085)	1.437	.312	1.345
Total from Investment Operations	(.353)	2.237	1.188	1.786
Distributions
Dividends from Net Investment Income	(.731)	(.800)	(.875)	(.456)
Distributions from Realized Capital Gains	(.116)	(.017)	(.093)	—
Total Distributions	(.847)	(.817)	(.968)	(.456)
Net Asset Value, End of Period	$22.20	$23.40	$21.98	$21.76

Total Return[3]	-1.62%	10.41%	5.65%	8.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$55	$51	$7	$2
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.14%	0.15%[4]
Ratio of Net Investment Income to Average Net Assets	3.16%	3.62%	4.15%	4.60%[4]
Portfolio Turnover Rate[5]	73%	69%	80%	61%

1 Inception.
2 Includes increases from purchase fees of $.00, $.01, $.02, and $.00.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares
				Nov. 19,
				2009[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$28.93	$27.17	$26.90	$24.97
Investment Operations
Net Investment Income	.913	.999	1.098	.850
Net Realized and Unrealized Gain (Loss) on Investments[2]	(1.347)	1.780	.383	1.933
Total from Investment Operations	(.434)	2.779	1.481	2.783
Distributions
Dividends from Net Investment Income	(.913)	(.998)	(1.097)	(.853)
Distributions from Realized Capital Gains	(.143)	(.021)	(.114)	—
Total Distributions	(1.056)	(1.019)	(1.211)	(.853)
Net Asset Value, End of Period	$27.44	$28.93	$27.17	$26.90

Total Return[3]	-1.61%	10.46%	5.70%	11.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$164	$185	$82	$12
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%	0.09%[4]
Ratio of Net Investment Income to Average Net Assets	3.19%	3.65%	4.20%	4.66%[4]
Portfolio Turnover Rate[5]	73%	69%	80%	61%

1 Inception.
2 Includes increases from purchase fees of $.00, $.01, $.02, and $.00.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares
				Nov. 19,
				2009[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$86.78	$81.49	$80.67	$74.90
Investment Operations
Net Investment Income	2.715	2.966	3.249	2.519
Net Realized and Unrealized Gain (Loss) on Investments[2]	(4.042)	5.350	1.162	5.778
Total from Investment Operations	(1.327)	8.316	4.411	8.297
Distributions
Dividends from Net Investment Income	(2.713)	(2.963)	(3.248)	(2.527)
Distributions from Realized Capital Gains	(.430)	(.063)	(.343)	—
Total Distributions	(3.143)	(3.026)	(3.591)	(2.527)
Net Asset Value, End of Period	$82.31	$86.78	$81.49	$80.67

Total Return	-1.64%	10.43%	5.65%	11.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,161	$2,751	$725	$274
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.14%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	3.16%	3.62%	4.15%	4.60%[3]
Portfolio Turnover Rate[4]	73%	69%	80%	61%

1 Inception.
2 Includes increases from purchase fees of $.00, $.03, $.06, and $.01.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Intermediate-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades future contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on quarterly average aggregate settlement values. The fund had no open futures contracts at August 31, 2013.

Intermediate-Term Corporate Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $417,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.17% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Intermediate-Term Corporate Bond Index Fund

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,944	—
Corporate Bonds	—	3,331,006	—
Taxable Municipal Bonds	—	3,320	—
Temporary Cash Investments	15,018	—	—
Total	15,018	3,338,270	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2013, the fund realized $31,273,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $5,960,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2013, the fund had short-term and long-term capital gains of $5,415,000 and $18,975,000, respectively, available for distribution. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

At August 31, 2013, the cost of investment securities for tax purposes was $3,467,577,000. Net unrealized depreciation of investment securities for tax purposes was $114,289,000, consisting of unrealized gains of $16,127,000 on securities that had risen in value since their purchase and $130,416,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $2,664,080,000 of investment securities and sold $2,025,162,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,293,225,000 and $1,314,268,000, respectively. Total purchases and sales include $1,396,619,000 and $808,698,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Intermediate-Term Corporate Bond Index Fund

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Signal Shares
Issued[1]	29,059	1,246	43,804	1,965
Issued in Lieu of Cash Distributions	1,849	79	1,333	59
Redeemed	(23,200)	(1,000)	(3,888)	(171)
Net Increase (Decrease) —Signal Shares	7,708	325	41,249	1,853
Institutional Shares
Issued[1]	18,952	656	110,537	4,035
Issued in Lieu of Cash Distributions	5,903	205	4,616	166
Redeemed	(35,687)	(1,285)	(22,692)	(819)
Net Increase (Decrease) —Institutional Shares	(10,832)	(424)	92,461	3,382
ETF Shares
Issued[1]	1,435,939	16,400	1,908,873	22,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(836,016)	(9,700)	—	—
Net Increase (Decrease) —ETF Shares	599,923	6,700	1,908,873	22,800
1 Includes purchase fees for fiscal 2013 and 2012 of $235,000 and $1,049,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition in these financial statements. On October 16, 2013, Signal Shares were renamed Admiral Shares. In addition, the purchase fee for the fund has been reduced from 0.50% to 0.25%.

Long-Term Corporate Bond Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Signal	Institutional	ETF
	Shares	Shares	Shares
Ticker Symbol	VLTCX	VLCIX	VCLT
Expense Ratio[1]	0.12%	0.09%	0.12%
30-Day SEC Yield	5.17%	5.20%	5.17%

Financial Attributes

		Barclays
		10+ Year	Barclays
		Corporate	Aggregate
	Fund	Index	FA Index
Number of Bonds	1,223	1,329	8,445
Yield to Maturity
(before expenses)	5.2%	5.2%	2.4%
Average Coupon	6.0%	6.0%	3.3%
Average Duration	13.2 years	13.2 years	5.5 years
Average Effective
Maturity	24.0 years	24.1 years	7.4 years
Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
Finance			18.4%
Industrial			63.3
Treasury/Agency			0.1
Utilities			18.1
Other			0.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	10+ Year	Barclays
	Corporate	Aggregate
	Index	FA Index
R-Squared	0.99	0.68
Beta	1.02	2.61
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		0.1%
1 - 3 Years		0.1
5 - 10 Years		0.5
10 - 20 Years		22.3
20 - 30 Years		75.8
Over 30 Years		1.2

Distribution by Credit Quality (% of portfolio)
U.S. Government		0.1%
Aaa		1.4
Aa		6.8
A		46.6
Baa		45.1
For information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares.

Long-Term Corporate Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013

			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment

	Long-Term Corporate Bond Index
	Fund ETF Shares Net Asset Value	-6.55%	7.87%	$13,315
	Long-Term Corporate Bond Index
	Fund ETF Shares Market Price	-7.76	7.76	13,267
	Barclays U.S. 10+ Year Corporate
••••••••	Bond Index	-6.09	8.00	13,378

– – – –	Corporate Debt Funds BBB-Rated
	Average	-1.05	6.58	12,724
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	-2.41	3.91	11,560

For a benchmark description, see the Glossary.

Corporate Debt Funds BBB-Rated Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

Long-Term Corporate Bond Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(1/19/2010)	Investment
Long-Term Corporate Bond Index Fund Signal
Shares	-7.50%	7.65%	$13,051
Barclays U.S. 10+ Year Corporate Bond Index	-6.09	8.13	13,262
Barclays U.S. Aggregate Float Adjusted Index	-2.41	4.04	11,539

"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(11/19/2009)	Investment
Long-Term Corporate Bond Index Fund
Institutional Shares	-7.43%	7.64%	$6,604,800
Barclays U.S. 10+ Year Corporate Bond
Index	-6.09	8.00	6,688,792
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-2.41	3.91	5,780,027

"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2013

		Since
	One	Inception
	Year	(11/19/2009)
Long-Term Corporate Bond Index Fund ETF Shares
Market Price	-7.76%	32.67%
Long-Term Corporate Bond Index Fund ETF Shares
Net Asset Value	-6.55	33.15
Barclays U.S. 10+ Year Corporate Bond Index	-6.09	33.78

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Long-Term Corporate Bond Index Fund

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2013
		Barclays
		10+ Year
		Corporate
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	14.54%	14.46%
2011	4.19	5.18
2012	19.40	18.33
2013	-6.55	-6.09

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Signal Shares	1/19/2010	-1.05%	5.27%	3.21%	8.48%
Fee-Adjusted Returns		-2.04			8.16
Institutional Shares	11/19/2009	-1.00	5.25	3.17	8.42
Fee-Adjusted Returns		-1.99			8.12
ETF Shares	11/19/2009
Market Price		-2.77			8.31
Net Asset Value		-1.03			8.37

Vanguard fund returns are adjusted to reflect the 1.00% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The Fiscal-Year Total Returns table is not adjusted for fees.

Long-Term Corporate Bond Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.3%)
U.S. Government Securities (0.3%)
United States Treasury Note/Bond	2.500%	8/15/23	350	342
United States Treasury Note/Bond	2.875%	5/15/43	2,325	1,967
Total U.S. Government and Agency Obligations (Cost $2,303)				2,309
Corporate Bonds (98.3%)
Finance (18.2%)
Banking (8.6%)
1 Abbey National Capital Trust I	8.963%	12/29/49	650	806
American Express Co.	4.050%	12/3/42	922	804
Bank of America Corp.	5.875%	2/7/42	1,565	1,726
Bank of America NA	6.000%	10/15/36	1,400	1,585
Bank One Capital III	8.750%	9/1/30	290	380
Bank One Corp.	7.625%	10/15/26	1,580	1,939
Bank One Corp.	8.000%	4/29/27	135	173
Citigroup Inc.	6.625%	1/15/28	25	28
Citigroup Inc.	6.625%	6/15/32	985	1,045
Citigroup Inc.	5.875%	2/22/33	1,355	1,322
Citigroup Inc.	6.000%	10/31/33	595	586
Citigroup Inc.	5.850%	12/11/34	673	717
Citigroup Inc.	6.125%	8/25/36	1,610	1,607
Citigroup Inc.	5.875%	5/29/37	1,200	1,295
Citigroup Inc.	6.875%	3/5/38	2,180	2,694
Citigroup Inc.	8.125%	7/15/39	1,750	2,393
Citigroup Inc.	5.875%	1/30/42	1,155	1,267
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA	5.250%	5/24/41	1,400	1,446
Credit Suisse USA Inc.	7.125%	7/15/32	775	1,006
Fifth Third Bancorp	8.250%	3/1/38	1,057	1,357
Goldman Sachs Capital I	6.345%	2/15/34	2,380	2,267
Goldman Sachs Group Inc.	5.950%	1/15/27	1,810	1,841
Goldman Sachs Group Inc.	6.125%	2/15/33	915	991
Goldman Sachs Group Inc.	6.450%	5/1/36	1,235	1,240
Goldman Sachs Group Inc.	6.750%	10/1/37	5,180	5,331
Goldman Sachs Group Inc.	6.250%	2/1/41	2,555	2,837
HSBC Bank plc	7.650%	5/1/25	625	755
HSBC Bank USA NA	5.875%	11/1/34	1,375	1,457
HSBC Bank USA NA	5.625%	8/15/35	600	612

148

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Bank USA NA	7.000%	1/15/39	725	864
HSBC Holdings plc	7.625%	5/17/32	1,145	1,398
HSBC Holdings plc	6.500%	5/2/36	1,600	1,804
HSBC Holdings plc	6.500%	9/15/37	760	852
HSBC Holdings plc	6.800%	6/1/38	1,655	1,927
HSBC Holdings plc	6.100%	1/14/42	460	543
JPMorgan Chase & Co.	6.400%	5/15/38	2,520	2,978
JPMorgan Chase & Co.	5.500%	10/15/40	1,185	1,269
JPMorgan Chase & Co.	5.600%	7/15/41	630	678
JPMorgan Chase & Co.	5.400%	1/6/42	1,345	1,412
JPMorgan Chase & Co.	5.625%	8/16/43	300	299
KeyBank NA	6.950%	2/1/28	450	529
Merrill Lynch & Co. Inc.	6.750%	6/1/28	540	585
Merrill Lynch & Co. Inc.	6.110%	1/29/37	1,575	1,593
Merrill Lynch & Co. Inc.	7.750%	5/14/38	1,578	1,895
Morgan Stanley	6.250%	8/9/26	565	616
Morgan Stanley	7.250%	4/1/32	1,130	1,359
Morgan Stanley	6.375%	7/24/42	1,636	1,809
UBS AG	7.750%	9/1/26	625	769
Wachovia Bank NA	5.850%	2/1/37	1,250	1,390
Wachovia Bank NA	6.600%	1/15/38	2,000	2,404
Wachovia Corp.	6.605%	10/1/25	565	650
Wachovia Corp.	7.500%	4/15/35	45	53
Wachovia Corp.	5.500%	8/1/35	1,265	1,288
Wachovia Corp.	6.550%	10/15/35	25	28
Wells Fargo & Co.	5.375%	2/7/35	785	831
Wells Fargo Bank NA	5.950%	8/26/36	725	816
1 Wells Fargo Capital X	5.950%	12/1/86	1,085	1,039

Brokerage (0.2%)
Jefferies Group LLC	6.450%	6/8/27	400	408
Jefferies Group LLC	6.250%	1/15/36	510	492
Jefferies Group LLC	6.500%	1/20/43	500	497

Finance Companies (2.2%)
General Electric Capital Corp.	5.550%	1/5/26	475	519
General Electric Capital Corp.	6.750%	3/15/32	6,255	7,459
General Electric Capital Corp.	6.150%	8/7/37	2,085	2,324
General Electric Capital Corp.	5.875%	1/14/38	5,740	6,190
General Electric Capital Corp.	6.875%	1/10/39	1,885	2,279

Insurance (6.7%)
ACE Capital Trust II	9.700%	4/1/30	315	441
ACE INA Holdings Inc.	4.150%	3/13/43	725	666
Aetna Inc.	6.625%	6/15/36	780	935
Aetna Inc.	6.750%	12/15/37	690	844
Aetna Inc.	4.500%	5/15/42	455	421
Aetna Inc.	4.125%	11/15/42	200	175
Aflac Inc.	6.900%	12/17/39	245	304
Aflac Inc.	6.450%	8/15/40	650	771
AIG Life Holdings Inc.	8.500%	7/1/30	810	1,045
Allstate Corp.	5.350%	6/1/33	415	447
Allstate Corp.	5.550%	5/9/35	315	349
Allstate Corp.	5.950%	4/1/36	295	344
Allstate Corp.	4.500%	6/15/43	475	454

Long-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Allstate Corp.	6.500%	5/15/67	525	556
	American International Group Inc.	6.250%	5/1/36	1,010	1,142
	American International Group Inc.	6.820%	11/15/37	150	178
1	American International Group Inc.	8.175%	5/15/68	2,090	2,446
1	American International Group Inc.	6.250%	3/15/87	1,135	1,135
	Aon Corp.	8.205%	1/1/27	550	672
	Aon Corp.	6.250%	9/30/40	385	439
	Aon plc	4.250%	12/12/42	425	357
	Aon plc	4.450%	5/24/43	250	223
	Arch Capital Group Ltd.	7.350%	5/1/34	250	310
	Assurant Inc.	6.750%	2/15/34	625	670
	AXA SA	8.600%	12/15/30	1,500	1,782
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	855	955
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	570	525
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	325	294
	Berkshire Hathaway Inc.	4.500%	2/11/43	890	834
	Chubb Corp.	6.000%	5/11/37	400	471
	Chubb Corp.	6.500%	5/15/38	275	345
	Cigna Corp.	7.875%	5/15/27	365	446
	Cigna Corp.	5.875%	3/15/41	495	552
	Cigna Corp.	5.375%	2/15/42	475	499
	Cincinnati Financial Corp.	6.920%	5/15/28	300	352
	Cincinnati Financial Corp.	6.125%	11/1/34	694	735
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	420	447
	Genworth Holdings Inc.	6.500%	6/15/34	485	508
	Hartford Financial Services Group Inc.	5.950%	10/15/36	230	253
	Hartford Financial Services Group Inc.	6.625%	3/30/40	291	348
	Hartford Financial Services Group Inc.	6.100%	10/1/41	450	510
	Hartford Financial Services Group Inc.	4.300%	4/15/43	325	286
	Humana Inc.	8.150%	6/15/38	145	192
	Humana Inc.	4.625%	12/1/42	725	643
2	ING US Inc.	5.700%	7/15/43	350	343
	Lincoln National Corp.	6.150%	4/7/36	300	342
	Lincoln National Corp.	7.000%	6/15/40	385	485
	Loews Corp.	6.000%	2/1/35	440	480
	Loews Corp.	4.125%	5/15/43	400	341
	Markel Corp.	5.000%	3/30/43	325	305
	Marsh & McLennan Cos. Inc.	5.875%	8/1/33	515	555
	MetLife Inc.	6.500%	12/15/32	360	435
	MetLife Inc.	6.375%	6/15/34	800	954
	MetLife Inc.	5.700%	6/15/35	660	727
	MetLife Inc.	5.875%	2/6/41	695	790
	MetLife Inc.	4.125%	8/13/42	725	640
1	MetLife Inc.	6.400%	12/15/66	1,165	1,174
1	MetLife Inc.	10.750%	8/1/69	460	681
	Munich Re America Corp.	7.450%	12/15/26	350	441
1	Nationwide Financial Services Inc.	6.750%	5/15/67	365	370
	Principal Financial Group Inc.	6.050%	10/15/36	490	561
	Principal Financial Group Inc.	4.625%	9/15/42	275	259
	Principal Financial Group Inc.	4.350%	5/15/43	350	316
	Progressive Corp.	6.625%	3/1/29	175	211
	Progressive Corp.	6.250%	12/1/32	275	326
	Protective Life Corp.	8.450%	10/15/39	390	494
	Prudential Financial Inc.	5.750%	7/15/33	550	588
	Prudential Financial Inc.	5.400%	6/13/35	545	560

150

.

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Prudential Financial Inc.	5.900%	3/17/36	540	591
Prudential Financial Inc.	5.700%	12/14/36	275	294
Prudential Financial Inc.	6.625%	12/1/37	985	1,179
Prudential Financial Inc.	5.100%	8/15/43	775	768
1 Prudential Financial Inc.	5.200%	3/15/44	650	582
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	595	724
Transatlantic Holdings Inc.	8.000%	11/30/39	280	348
Travelers Cos. Inc.	6.750%	6/20/36	555	710
Travelers Cos. Inc.	6.250%	6/15/37	775	940
Travelers Cos. Inc.	5.350%	11/1/40	946	1,046
Travelers Cos. Inc.	4.600%	8/1/43	150	148
Travelers Property Casualty Corp.	6.375%	3/15/33	70	85
Trinity Acquisition plc	6.125%	8/15/43	275	268
UnitedHealth Group Inc.	5.800%	3/15/36	685	760
UnitedHealth Group Inc.	6.500%	6/15/37	625	761
UnitedHealth Group Inc.	6.625%	11/15/37	190	234
UnitedHealth Group Inc.	6.875%	2/15/38	685	858
UnitedHealth Group Inc.	5.700%	10/15/40	10	11
UnitedHealth Group Inc.	5.950%	2/15/41	485	558
UnitedHealth Group Inc.	4.625%	11/15/41	963	916
UnitedHealth Group Inc.	4.375%	3/15/42	275	254
UnitedHealth Group Inc.	3.950%	10/15/42	775	663
UnitedHealth Group Inc.	4.250%	3/15/43	350	318
Unum Group	5.750%	8/15/42	300	307
Validus Holdings Ltd.	8.875%	1/26/40	285	349
WellPoint Inc.	5.950%	12/15/34	531	586
WellPoint Inc.	5.850%	1/15/36	795	857
WellPoint Inc.	6.375%	6/15/37	670	780
WellPoint Inc.	5.800%	8/15/40	695	756
WellPoint Inc.	4.625%	5/15/42	610	561
WellPoint Inc.	4.650%	1/15/43	725	664
XL Group plc	6.375%	11/15/24	405	464
XL Group plc	6.250%	5/15/27	280	309

Real Estate Investment Trusts (0.5%)
Boston Properties LP	3.125%	9/1/23	700	638
Boston Properties LP	3.800%	2/1/24	550	528
HCP Inc.	6.750%	2/1/41	235	275
Health Care REIT Inc.	6.500%	3/15/41	500	541
Health Care REIT Inc.	5.125%	3/15/43	225	205
Omega Healthcare Investors Inc.	5.875%	3/15/24	375	376
Realty Income Corp.	5.875%	3/15/35	225	233
Simon Property Group LP	6.750%	2/1/40	520	639
Simon Property Group LP	4.750%	3/15/42	690	657
				154,773
Industrial (62.3%)
Basic Industry (5.9%)
Agrium Inc.	7.125%	5/23/36	530	628
Agrium Inc.	6.125%	1/15/41	175	187
Agrium Inc.	4.900%	6/1/43	500	454
Alcoa Inc.	5.900%	2/1/27	480	455
Alcoa Inc.	5.950%	2/1/37	479	437
Barrick Gold Corp.	5.250%	4/1/42	790	642
Barrick North America Finance LLC	7.500%	9/15/38	265	261
Barrick North America Finance LLC	5.700%	5/30/41	920	780

Long-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Barrick North America Finance LLC	5.750%	5/1/43	1,025	884
	Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	820	706
	BHP Billiton Finance USA Ltd.	6.420%	3/1/26	300	353
	BHP Billiton Finance USA Ltd.	4.125%	2/24/42	1,005	918
	CF Industries Inc.	4.950%	6/1/43	825	751
	Cliffs Natural Resources Inc.	6.250%	10/1/40	996	834
	Domtar Corp.	6.250%	9/1/42	225	216
	Dow Chemical Co.	7.375%	11/1/29	975	1,240
	Dow Chemical Co.	9.400%	5/15/39	1,070	1,557
	Dow Chemical Co.	5.250%	11/15/41	520	522
	Dow Chemical Co.	4.375%	11/15/42	850	745
	Eastman Chemical Co.	4.800%	9/1/42	420	401
	Ecolab Inc.	5.500%	12/8/41	1,015	1,092
	EI du Pont de Nemours & Co.	6.500%	1/15/28	450	537
	EI du Pont de Nemours & Co.	4.900%	1/15/41	445	451
	EI du Pont de Nemours & Co.	4.150%	2/15/43	175	158
2	Freeport-McMoRan Copper & Gold Inc.	5.450%	3/15/43	1,855	1,603
	Georgia-Pacific LLC	8.000%	1/15/24	80	102
	Georgia-Pacific LLC	7.375%	12/1/25	315	393
	Georgia-Pacific LLC	7.250%	6/1/28	585	705
	Georgia-Pacific LLC	7.750%	11/15/29	360	456
	Georgia-Pacific LLC	8.875%	5/15/31	365	503
	International Paper Co.	8.700%	6/15/38	275	376
	International Paper Co.	7.300%	11/15/39	810	994
	International Paper Co.	6.000%	11/15/41	680	737
	Kinross Gold Corp.	6.875%	9/1/41	260	224
	Lubrizol Corp.	6.500%	10/1/34	465	573
	LYB International Finance BV	5.250%	7/15/43	375	373
	LyondellBasell Industries NV	5.750%	4/15/24	575	636
	Monsanto Co.	5.500%	8/15/25	535	612
	Monsanto Co.	5.875%	4/15/38	230	268
	Monsanto Co.	3.600%	7/15/42	345	292
	Mosaic Co.	4.875%	11/15/41	145	133
	Newmont Mining Corp.	5.875%	4/1/35	230	211
	Newmont Mining Corp.	6.250%	10/1/39	1,240	1,173
	Newmont Mining Corp.	4.875%	3/15/42	1,235	955
	Nucor Corp.	6.400%	12/1/37	730	825
	Nucor Corp.	5.200%	8/1/43	575	551
	Placer Dome Inc.	6.450%	10/15/35	50	45
	Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	400	436
	Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	585	616
	PPG Industries Inc.	7.700%	3/15/38	445	584
	PPG Industries Inc.	5.500%	11/15/40	160	170
	Praxair Inc.	3.550%	11/7/42	400	334
	Reliance Steel & Aluminum Co.	6.850%	11/15/36	35	35
	Rio Tinto Alcan Inc.	7.250%	3/15/31	480	579
	Rio Tinto Alcan Inc.	6.125%	12/15/33	719	813
	Rio Tinto Alcan Inc.	5.750%	6/1/35	535	569
	Rio Tinto Finance USA Ltd.	7.125%	7/15/28	515	626
	Rio Tinto Finance USA Ltd.	5.200%	11/2/40	445	427
	Rio Tinto Finance USA plc	4.750%	3/22/42	290	262
	Rio Tinto Finance USA plc	4.125%	8/21/42	725	601
	Rohm & Haas Co.	7.850%	7/15/29	900	1,191
	Southern Copper Corp.	7.500%	7/27/35	1,055	1,062
	Southern Copper Corp.	6.750%	4/16/40	990	922

152

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern Copper Corp.	5.250%	11/8/42	1,175	908
Syngenta Finance NV	4.375%	3/28/42	225	214
Teck Resources Ltd.	6.125%	10/1/35	780	721
Teck Resources Ltd.	6.000%	8/15/40	570	523
Teck Resources Ltd.	6.250%	7/15/41	785	746
Teck Resources Ltd.	5.200%	3/1/42	720	600
Teck Resources Ltd.	5.400%	2/1/43	475	404
Vale Canada Ltd.	7.200%	9/15/32	660	675
Vale Overseas Ltd.	8.250%	1/17/34	95	106
Vale Overseas Ltd.	6.875%	11/21/36	1,680	1,643
Vale Overseas Ltd.	6.875%	11/10/39	1,730	1,678
Vale SA	5.625%	9/11/42	1,625	1,357
Westvaco Corp.	7.950%	2/15/31	500	573
Weyerhaeuser Co.	8.500%	1/15/25	300	377
Weyerhaeuser Co.	6.950%	10/1/27	200	224
Weyerhaeuser Co.	7.375%	3/15/32	1,155	1,396
Weyerhaeuser Co.	6.875%	12/15/33	275	312
Xstrata Canada Corp.	6.200%	6/15/35	175	158

Capital Goods (4.7%)
3M Co.	6.375%	2/15/28	550	669
3M Co.	5.700%	3/15/37	735	853
ABB Finance USA Inc.	4.375%	5/8/42	775	731
Boeing Co.	7.950%	8/15/24	290	392
Boeing Co.	6.125%	2/15/33	380	452
Boeing Co.	6.625%	2/15/38	20	26
Boeing Co.	6.875%	3/15/39	520	699
Boeing Co.	5.875%	2/15/40	675	813
Caterpillar Inc.	5.300%	9/15/35	350	370
Caterpillar Inc.	6.050%	8/15/36	890	1,017
Caterpillar Inc.	3.803%	8/15/42	1,605	1,379
Deere & Co.	5.375%	10/16/29	1,020	1,163
Deere & Co.	8.100%	5/15/30	40	56
Deere & Co.	7.125%	3/3/31	145	190
Deere & Co.	3.900%	6/9/42	895	795
Dover Corp.	5.375%	10/15/35	35	38
Dover Corp.	6.600%	3/15/38	165	208
Dover Corp.	5.375%	3/1/41	680	746
2 Eaton Corp.	4.000%	11/2/32	625	575
2 Eaton Corp.	4.150%	11/2/42	975	858
Emerson Electric Co.	6.000%	8/15/32	160	193
Emerson Electric Co.	6.125%	4/15/39	140	168
Emerson Electric Co.	5.250%	11/15/39	620	670
General Dynamics Corp.	3.600%	11/15/42	725	612
General Electric Co.	4.125%	10/9/42	850	772
Honeywell International Inc.	5.700%	3/15/37	1,005	1,154
Honeywell International Inc.	5.375%	3/1/41	740	837
Illinois Tool Works Inc.	4.875%	9/15/41	605	609
Illinois Tool Works Inc.	3.900%	9/1/42	750	656
2 Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	475	490
Legrand France SA	8.500%	2/15/25	385	477
Lockheed Martin Corp.	6.150%	9/1/36	860	996
Lockheed Martin Corp.	5.500%	11/15/39	725	767
Lockheed Martin Corp.	5.720%	6/1/40	735	814
Lockheed Martin Corp.	4.850%	9/15/41	705	699

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lockheed Martin Corp.	4.070%	12/15/42	30	26
Northrop Grumman Corp.	5.050%	11/15/40	600	596
Northrop Grumman Corp.	4.750%	6/1/43	650	617
Northrop Grumman Systems Corp.	7.750%	2/15/31	525	677
Owens Corning	7.000%	12/1/36	465	505
Parker Hannifin Corp.	6.250%	5/15/38	390	472
Precision Castparts Corp.	3.900%	1/15/43	675	603
Raytheon Co.	7.200%	8/15/27	655	810
Raytheon Co.	4.875%	10/15/40	465	465
Raytheon Co.	4.700%	12/15/41	410	404
Republic Services Inc.	6.086%	3/15/35	25	27
Republic Services Inc.	6.200%	3/1/40	110	125
Republic Services Inc.	5.700%	5/15/41	1,350	1,451
Rockwell Automation Inc.	6.700%	1/15/28	135	167
Rockwell Automation Inc.	6.250%	12/1/37	330	392
Sonoco Products Co.	5.750%	11/1/40	595	625
Stanley Black & Decker Inc.	5.200%	9/1/40	315	321
United Technologies Corp.	6.700%	8/1/28	400	495
United Technologies Corp.	7.500%	9/15/29	1,155	1,553
United Technologies Corp.	5.400%	5/1/35	35	39
United Technologies Corp.	6.125%	7/15/38	1,040	1,258
United Technologies Corp.	5.700%	4/15/40	945	1,097
United Technologies Corp.	4.500%	6/1/42	2,575	2,507
Waste Management Inc.	7.100%	8/1/26	415	505
Waste Management Inc.	7.000%	7/15/28	480	600
Waste Management Inc.	7.750%	5/15/32	450	590
Waste Management Inc.	6.125%	11/30/39	505	572

Communication (13.9%)
Alltel Corp.	6.800%	5/1/29	420	504
Alltel Corp.	7.875%	7/1/32	725	953
America Movil SAB de CV	6.375%	3/1/35	955	1,015
America Movil SAB de CV	6.125%	11/15/37	400	414
America Movil SAB de CV	6.125%	3/30/40	1,825	1,887
America Movil SAB de CV	4.375%	7/16/42	1,075	869
Ameritech Capital Funding Corp.	6.550%	1/15/28	385	413
AT&T Corp.	6.500%	3/15/29	255	281
AT&T Corp.	8.000%	11/15/31	905	1,249
AT&T Inc.	6.150%	9/15/34	867	945
AT&T Inc.	6.500%	9/1/37	2,017	2,299
AT&T Inc.	6.300%	1/15/38	1,960	2,178
AT&T Inc.	6.400%	5/15/38	660	739
AT&T Inc.	6.550%	2/15/39	2,205	2,527
AT&T Inc.	5.350%	9/1/40	3,915	3,866
AT&T Inc.	5.550%	8/15/41	1,781	1,809
AT&T Inc.	4.300%	12/15/42	1,713	1,467
AT&T Inc.	4.350%	6/15/45	2,839	2,412
AT&T Mobility LLC	7.125%	12/15/31	660	824
Bellsouth Capital Funding Corp.	7.875%	2/15/30	1,048	1,274
BellSouth Corp.	6.875%	10/15/31	498	556
BellSouth Corp.	6.550%	6/15/34	495	539
BellSouth Telecommunications Inc.	7.000%	10/1/25	295	338
BellSouth Telecommunications Inc.	6.375%	6/1/28	315	344
BellSouth Telecommunications Inc.	0.000%	12/15/95	470	437
British Telecommunications plc	9.625%	12/15/30	2,497	3,774

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CBS Corp.	7.875%	7/30/30	1,011	1,228
CBS Corp.	5.500%	5/15/33	335	326
CBS Corp.	5.900%	10/15/40	150	152
CBS Corp.	4.850%	7/1/42	670	593
Comcast Corp.	4.250%	1/15/33	1,180	1,119
Comcast Corp.	7.050%	3/15/33	1,035	1,281
Comcast Corp.	5.650%	6/15/35	1,035	1,135
Comcast Corp.	6.500%	11/15/35	1,735	2,085
Comcast Corp.	6.450%	3/15/37	1,485	1,765
Comcast Corp.	6.950%	8/15/37	750	941
Comcast Corp.	6.400%	5/15/38	1,030	1,215
Comcast Corp.	6.550%	7/1/39	570	683
Comcast Corp.	6.400%	3/1/40	1,100	1,310
Comcast Corp.	4.650%	7/15/42	1,050	999
Comcast Corp.	4.500%	1/15/43	475	446
Deutsche Telekom International Finance BV	8.750%	6/15/30	2,985	4,171
Deutsche Telekom International Finance BV	9.250%	6/1/32	515	753
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	6.350%	3/15/40	70	69
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	6.000%	8/15/40	1,310	1,245
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	6.375%	3/1/41	1,070	1,064
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.150%	3/15/42	1,160	994
Discovery Communications LLC	6.350%	6/1/40	635	699
Discovery Communications LLC	4.875%	4/1/43	950	874
Embarq Corp.	7.995%	6/1/36	1,580	1,606
Grupo Televisa SAB	6.625%	3/18/25	510	576
Grupo Televisa SAB	8.500%	3/11/32	660	834
GTE Corp.	6.940%	4/15/28	1,080	1,281
Koninklijke KPN NV	8.375%	10/1/30	975	1,252
McGraw Hill Financial Inc.	6.550%	11/15/37	400	384
Moody’s Corp.	4.875%	2/15/24	450	444
NBCUniversal Media LLC	6.400%	4/30/40	990	1,175
NBCUniversal Media LLC	5.950%	4/1/41	1,445	1,628
NBCUniversal Media LLC	4.450%	1/15/43	300	277
New Cingular Wireless Services Inc.	8.750%	3/1/31	775	1,118
News America Inc.	7.700%	10/30/25	165	200
News America Inc.	6.550%	3/15/33	335	377
News America Inc.	6.200%	12/15/34	1,015	1,086
News America Inc.	6.400%	12/15/35	1,205	1,334
News America Inc.	8.150%	10/17/36	110	136
News America Inc.	6.150%	3/1/37	1,775	1,924
News America Inc.	6.650%	11/15/37	1,400	1,606
News America Inc.	6.900%	8/15/39	1,010	1,172
News America Inc.	6.150%	2/15/41	75	83
News America Inc.	7.750%	12/1/45	360	449
Orange SA	8.500%	3/1/31	2,310	3,112
Orange SA	5.375%	1/13/42	535	527
Pacific Bell Telephone Co.	7.125%	3/15/26	80	96
Pacific Bell Telephone Co.	6.625%	10/15/34	145	146
Qwest Corp.	7.200%	11/10/26	30	30
Qwest Corp.	6.875%	9/15/33	1,735	1,696
Qwest Corp.	7.125%	11/15/43	85	83

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Rogers Communications Inc.	7.500%	8/15/38	475	607
Rogers Communications Inc.	4.500%	3/15/43	525	456
TCI Communications Inc.	7.875%	2/15/26	390	505
TCI Communications Inc.	7.125%	2/15/28	220	276
Telecom Italia Capital SA	6.375%	11/15/33	1,075	947
Telecom Italia Capital SA	6.000%	9/30/34	855	717
Telecom Italia Capital SA	7.200%	7/18/36	960	931
Telecom Italia Capital SA	7.721%	6/4/38	845	822
Telefonica Emisiones SAU	7.045%	6/20/36	1,340	1,430
Telefonica Europe BV	8.250%	9/15/30	1,285	1,518
Thomson Reuters Corp.	5.500%	8/15/35	175	179
Thomson Reuters Corp.	5.850%	4/15/40	390	416
Thomson Reuters Corp.	4.500%	5/23/43	300	263
Time Warner Cable Inc.	6.550%	5/1/37	1,225	1,180
Time Warner Cable Inc.	7.300%	7/1/38	1,240	1,290
Time Warner Cable Inc.	6.750%	6/15/39	1,570	1,540
Time Warner Cable Inc.	5.875%	11/15/40	985	881
Time Warner Cable Inc.	5.500%	9/1/41	915	785
Time Warner Cable Inc.	4.500%	9/15/42	1,275	986
Time Warner Entertainment Co. LP	8.375%	7/15/33	950	1,056
United States Cellular Corp.	6.700%	12/15/33	585	566
Verizon Communications Inc.	7.750%	12/1/30	2,170	2,781
Verizon Communications Inc.	7.750%	6/15/32	380	477
Verizon Communications Inc.	5.850%	9/15/35	1,405	1,475
Verizon Communications Inc.	6.250%	4/1/37	1,020	1,115
Verizon Communications Inc.	6.400%	2/15/38	1,425	1,588
Verizon Communications Inc.	6.900%	4/15/38	1,290	1,534
Verizon Communications Inc.	6.000%	4/1/41	1,040	1,112
Verizon Communications Inc.	4.750%	11/1/41	805	733
Verizon Communications Inc.	3.850%	11/1/42	175	139
Verizon Florida LLC	6.860%	2/1/28	600	651
Verizon Maryland LLC	5.125%	6/15/33	595	573
Verizon New England Inc.	7.875%	11/15/29	50	60
Verizon New York Inc.	7.375%	4/1/32	802	922
Vodafone Group plc	7.875%	2/15/30	735	938
Vodafone Group plc	6.250%	11/30/32	365	395
Vodafone Group plc	6.150%	2/27/37	1,835	1,994
Vodafone Group plc	4.375%	2/19/43	375	331
WPP Finance 2010	5.125%	9/7/42	275	251

Consumer Cyclical (8.1%)
Cummins Inc.	7.125%	3/1/28	425	523
CVS Caremark Corp.	6.250%	6/1/27	995	1,179
CVS Caremark Corp.	6.125%	9/15/39	630	730
CVS Caremark Corp.	5.750%	5/15/41	864	969
Daimler Finance North America LLC	8.500%	1/18/31	990	1,429
eBay Inc.	4.000%	7/15/42	650	544
Ford Motor Co.	6.625%	10/1/28	675	748
Ford Motor Co.	6.375%	2/1/29	350	376
Ford Motor Co.	7.450%	7/16/31	1,585	1,902
Ford Motor Co.	4.750%	1/15/43	1,875	1,652
Ford Motor Co.	7.400%	11/1/46	345	409
Historic TW Inc.	6.625%	5/15/29	1,540	1,747
Home Depot Inc.	5.875%	12/16/36	2,265	2,605
Home Depot Inc.	5.400%	9/15/40	455	501

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Home Depot Inc.	5.950%	4/1/41	1,065	1,262
Home Depot Inc.	4.200%	4/1/43	675	625
Host Hotels & Resorts LP	3.750%	10/15/23	425	389
Johnson Controls Inc.	6.000%	1/15/36	340	367
Johnson Controls Inc.	5.700%	3/1/41	320	334
Johnson Controls Inc.	5.250%	12/1/41	280	278
Kohl’s Corp.	6.000%	1/15/33	345	353
Kohl’s Corp.	6.875%	12/15/37	415	451
Lowe’s Cos. Inc.	6.875%	2/15/28	60	73
Lowe’s Cos. Inc.	6.500%	3/15/29	530	616
Lowe’s Cos. Inc.	5.500%	10/15/35	570	606
Lowe’s Cos. Inc.	6.650%	9/15/37	625	765
Lowe’s Cos. Inc.	5.800%	4/15/40	695	778
Lowe’s Cos. Inc.	5.125%	11/15/41	455	471
Lowe’s Cos. Inc.	4.650%	4/15/42	510	497
Macy’s Retail Holdings Inc.	6.900%	4/1/29	735	839
Macy’s Retail Holdings Inc.	6.900%	1/15/32	225	256
Macy’s Retail Holdings Inc.	6.700%	7/15/34	40	45
Macy’s Retail Holdings Inc.	6.375%	3/15/37	660	731
Macy’s Retail Holdings Inc.	5.125%	1/15/42	205	202
Macy’s Retail Holdings Inc.	4.300%	2/15/43	225	191
McDonald’s Corp.	6.300%	10/15/37	885	1,100
McDonald’s Corp.	6.300%	3/1/38	895	1,102
McDonald’s Corp.	5.700%	2/1/39	50	59
McDonald’s Corp.	3.700%	2/15/42	595	520
McDonald’s Corp.	3.625%	5/1/43	825	705
MDC Holdings Inc.	6.000%	1/15/43	500	444
NIKE Inc.	3.625%	5/1/43	625	539
Nordstrom Inc.	6.950%	3/15/28	30	36
Nordstrom Inc.	7.000%	1/15/38	610	786
QVC Inc.	5.950%	3/15/43	350	311
Target Corp.	6.350%	11/1/32	585	713
Target Corp.	6.500%	10/15/37	1,335	1,642
Target Corp.	7.000%	1/15/38	1,500	1,938
Target Corp.	4.000%	7/1/42	1,010	904
Time Warner Cos. Inc.	7.570%	2/1/24	470	572
Time Warner Cos. Inc.	6.950%	1/15/28	85	100
Time Warner Inc.	7.625%	4/15/31	610	762
Time Warner Inc.	7.700%	5/1/32	1,055	1,335
Time Warner Inc.	6.500%	11/15/36	840	935
Time Warner Inc.	6.200%	3/15/40	410	444
Time Warner Inc.	6.100%	7/15/40	985	1,050
Time Warner Inc.	6.250%	3/29/41	1,170	1,283
Time Warner Inc.	5.375%	10/15/41	400	397
Time Warner Inc.	4.900%	6/15/42	1,405	1,321
VF Corp.	6.450%	11/1/37	635	745
Viacom Inc.	6.875%	4/30/36	740	826
Viacom Inc.	4.375%	3/15/43	920	758
Viacom Inc.	5.850%	9/1/43	2,125	2,146
Wal-Mart Stores Inc.	5.875%	4/5/27	1,180	1,427
Wal-Mart Stores Inc.	7.550%	2/15/30	1,000	1,352
Wal-Mart Stores Inc.	5.250%	9/1/35	2,755	2,958
Wal-Mart Stores Inc.	6.500%	8/15/37	3,175	3,976
Wal-Mart Stores Inc.	6.200%	4/15/38	1,960	2,374
Wal-Mart Stores Inc.	5.625%	4/1/40	1,872	2,137

Long-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wal-Mart Stores Inc.	5.000%	10/25/40	625	654
	Wal-Mart Stores Inc.	5.625%	4/15/41	1,365	1,555
	Wal-Mart Stores Inc.	4.000%	4/11/43	400	359
	Walgreen Co.	4.400%	9/15/42	725	652
	Walt Disney Co.	7.000%	3/1/32	435	573
	Walt Disney Co.	4.125%	12/1/41	385	357
	Walt Disney Co.	3.700%	12/1/42	350	304
	Western Union Co.	6.200%	11/17/36	500	489
	Western Union Co.	6.200%	6/21/40	170	163
	Yum! Brands Inc.	6.875%	11/15/37	520	609

	Consumer Noncyclical (13.9%)
	Abbott Laboratories	6.150%	11/30/37	700	855
	Abbott Laboratories	6.000%	4/1/39	470	564
	Abbott Laboratories	5.300%	5/27/40	520	575
	AbbVie Inc.	4.400%	11/6/42	2,625	2,434
	Actavis Inc.	4.625%	10/1/42	900	802
	Ahold Finance USA LLC	6.875%	5/1/29	515	614
	Altria Group Inc.	9.950%	11/10/38	1,525	2,255
	Altria Group Inc.	10.200%	2/6/39	1,565	2,386
	Altria Group Inc.	4.250%	8/9/42	525	433
	Altria Group Inc.	4.500%	5/2/43	625	531
	Amgen Inc.	6.375%	6/1/37	995	1,126
	Amgen Inc.	6.900%	6/1/38	65	77
	Amgen Inc.	6.400%	2/1/39	1,435	1,596
	Amgen Inc.	5.750%	3/15/40	740	770
	Amgen Inc.	4.950%	10/1/41	1,110	1,040
	Amgen Inc.	5.150%	11/15/41	480	464
	Amgen Inc.	5.650%	6/15/42	1,420	1,459
	Amgen Inc.	5.375%	5/15/43	495	493
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	65	81
	Anheuser-Busch Cos. LLC	5.950%	1/15/33	20	23
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	25	28
	Anheuser-Busch Cos. LLC	6.450%	9/1/37	680	833
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	735	666
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	1,255	1,858
	Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	255	366
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	1,260	1,568
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	1,060	923
	Archer-Daniels-Midland Co.	5.935%	10/1/32	545	614
	Archer-Daniels-Midland Co.	5.375%	9/15/35	710	756
	Archer-Daniels-Midland Co.	5.765%	3/1/41	510	579
	Archer-Daniels-Midland Co.	4.535%	3/26/42	230	220
	Archer-Daniels-Midland Co.	4.016%	4/16/43	425	373
1	Ascension Health Alliance	4.847%	11/15/53	475	470
	AstraZeneca plc	6.450%	9/15/37	2,575	3,107
	AstraZeneca plc	4.000%	9/18/42	800	714
	Avon Products Inc.	6.950%	3/15/43	225	224
	Baxter International Inc.	6.250%	12/1/37	370	449
	Baxter International Inc.	3.650%	8/15/42	300	256
	Baxter International Inc.	4.500%	6/15/43	400	390
	Becton Dickinson & Co.	6.000%	5/15/39	30	35
	Becton Dickinson & Co.	5.000%	11/12/40	540	557
	Boston Scientific Corp.	4.125%	10/1/23	450	440
	Boston Scientific Corp.	7.000%	11/15/35	50	59

158

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Boston Scientific Corp.	7.375%	1/15/40	570	701
Bristol-Myers Squibb Co.	6.800%	11/15/26	45	57
Bristol-Myers Squibb Co.	5.875%	11/15/36	1,380	1,593
Bristol-Myers Squibb Co.	6.125%	5/1/38	335	403
Bristol-Myers Squibb Co.	3.250%	8/1/42	475	377
Bristol-Myers Squibb Co.	6.875%	8/1/97	35	44
Brown-Forman Corp.	3.750%	1/15/43	275	234
Campbell Soup Co.	3.800%	8/2/42	500	406
Cardinal Health Inc.	4.600%	3/15/43	425	386
1 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	800	718
Celgene Corp.	5.700%	10/15/40	310	321
Celgene Corp.	5.250%	8/15/43	375	371
ConAgra Foods Inc.	7.125%	10/1/26	510	624
ConAgra Foods Inc.	7.000%	10/1/28	375	454
ConAgra Foods Inc.	8.250%	9/15/30	495	631
ConAgra Foods Inc.	4.650%	1/25/43	300	274
Covidien International Finance SA	6.550%	10/15/37	860	1,077
Delhaize America LLC	9.000%	4/15/31	470	562
Delhaize Group SA	5.700%	10/1/40	707	681
Diageo Capital plc	5.875%	9/30/36	570	655
Diageo Capital plc	3.875%	4/29/43	375	325
Diageo Investment Corp.	7.450%	4/15/35	235	313
Diageo Investment Corp.	4.250%	5/11/42	385	356
Dignity Health California GO	4.500%	11/1/42	325	280
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	330	424
Eli Lilly & Co.	7.125%	6/1/25	360	463
Eli Lilly & Co.	5.500%	3/15/27	150	170
Eli Lilly & Co.	6.770%	1/1/36	290	365
Eli Lilly & Co.	5.550%	3/15/37	930	1,032
Eli Lilly & Co.	5.950%	11/15/37	665	778
Estee Lauder Cos. Inc.	6.000%	5/15/37	215	238
Estee Lauder Cos. Inc.	3.700%	8/15/42	600	517
Express Scripts Holding Co.	6.125%	11/15/41	510	585
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	700	597
Genentech Inc.	5.250%	7/15/35	545	582
General Mills Inc.	5.400%	6/15/40	440	479
General Mills Inc.	4.150%	2/15/43	575	533
Gilead Sciences Inc.	5.650%	12/1/41	715	790
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	655	719
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	1,370	1,701
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	1,075	988
Hasbro Inc.	6.350%	3/15/40	630	689
Hershey Co.	7.200%	8/15/27	250	321
Ingredion Inc.	6.625%	4/15/37	175	199
Johnson & Johnson	6.730%	11/15/23	50	64
Johnson & Johnson	6.950%	9/1/29	440	581
Johnson & Johnson	4.950%	5/15/33	300	330
Johnson & Johnson	5.950%	8/15/37	960	1,163
Johnson & Johnson	5.850%	7/15/38	795	951
Johnson & Johnson	4.500%	9/1/40	195	199
Johnson & Johnson	4.850%	5/15/41	95	101
Kaiser Foundation Hospitals	4.875%	4/1/42	620	597
Kellogg Co.	7.450%	4/1/31	1,125	1,433
Kimberly-Clark Corp.	6.625%	8/1/37	500	637
Kimberly-Clark Corp.	5.300%	3/1/41	485	539

Long-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kimberly-Clark Corp.	3.700%	6/1/43	225	196
	Koninklijke Philips NV	6.875%	3/11/38	660	820
	Koninklijke Philips NV	5.000%	3/15/42	900	906
	Kraft Foods Group Inc.	6.875%	1/26/39	1,425	1,741
	Kraft Foods Group Inc.	6.500%	2/9/40	675	797
	Kraft Foods Group Inc.	5.000%	6/4/42	340	330
	Kroger Co.	7.700%	6/1/29	20	25
	Kroger Co.	8.000%	9/15/29	150	190
	Kroger Co.	7.500%	4/1/31	380	469
	Kroger Co.	6.900%	4/15/38	535	635
	Kroger Co.	5.400%	7/15/40	280	281
	Kroger Co.	5.000%	4/15/42	475	458
	Kroger Co.	5.150%	8/1/43	450	439
	Lorillard Tobacco Co.	8.125%	5/1/40	40	46
	Lorillard Tobacco Co.	7.000%	8/4/41	535	549
	Mattel Inc.	5.450%	11/1/41	470	478
1	Mayo Clinic	3.774%	11/15/43	400	331
1	Mayo Clinic	4.000%	11/15/47	225	189
	McKesson Corp.	6.000%	3/1/41	655	761
	Mead Johnson Nutrition Co.	5.900%	11/1/39	445	491
	Medtronic Inc.	6.500%	3/15/39	155	191
	Medtronic Inc.	5.550%	3/15/40	580	647
	Medtronic Inc.	4.500%	3/15/42	360	352
	Medtronic Inc.	4.000%	4/1/43	620	557
	Memorial Sloan-Kettering Cancer Center
	New York GO	5.000%	7/1/42	400	399
	Memorial Sloan-Kettering Cancer Center
	New York GO	4.125%	7/1/52	450	374
	Merck & Co. Inc.	6.500%	12/1/33	945	1,200
	Merck & Co. Inc.	6.550%	9/15/37	725	923
	Merck & Co. Inc.	3.600%	9/15/42	600	507
	Merck & Co. Inc.	4.150%	5/18/43	800	743
	Merck Sharp & Dohme Corp.	6.300%	1/1/26	30	36
	Merck Sharp & Dohme Corp.	6.400%	3/1/28	640	786
	Merck Sharp & Dohme Corp.	5.950%	12/1/28	380	450
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	70	81
	Merck Sharp & Dohme Corp.	5.850%	6/30/39	1,610	1,878
	Molson Coors Brewing Co.	5.000%	5/1/42	1,050	1,028
	Mondelez International Inc.	6.500%	11/1/31	730	838
	Mondelez International Inc.	7.000%	8/11/37	848	1,037
	Mondelez International Inc.	6.875%	2/1/38	655	788
	Mondelez International Inc.	6.875%	1/26/39	715	862
	Mondelez International Inc.	6.500%	2/9/40	1,665	1,958
	Novant Health Inc.	4.371%	11/1/43	300	263
	Novartis Capital Corp.	3.700%	9/21/42	950	836
	Pepsi Bottling Group Inc.	7.000%	3/1/29	935	1,190
	PepsiAmericas Inc.	5.500%	5/15/35	125	136
	PepsiCo Inc.	5.500%	1/15/40	870	957
	PepsiCo Inc.	4.875%	11/1/40	870	876
	PepsiCo Inc.	4.000%	3/5/42	1,000	892
	PepsiCo Inc.	3.600%	8/13/42	275	228
	Pfizer Inc.	7.200%	3/15/39	2,230	3,018
	Pharmacia Corp.	6.600%	12/1/28	355	437
	Philip Morris International Inc.	6.375%	5/16/38	765	906
	Philip Morris International Inc.	4.375%	11/15/41	745	680

160

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Philip Morris International Inc.	4.500%	3/20/42	455	428
Philip Morris International Inc.	3.875%	8/21/42	675	572
Philip Morris International Inc.	4.125%	3/4/43	975	866
Procter & Gamble Co.	6.450%	1/15/26	50	63
Procter & Gamble Co.	5.500%	2/1/34	310	359
Procter & Gamble Co.	5.800%	8/15/34	650	770
Procter & Gamble Co.	5.550%	3/5/37	990	1,150
Quest Diagnostics Inc.	6.950%	7/1/37	235	267
Quest Diagnostics Inc.	5.750%	1/30/40	460	460
Reynolds American Inc.	7.250%	6/15/37	275	316
Reynolds American Inc.	4.750%	11/1/42	925	810
Safeway Inc.	7.250%	2/1/31	780	835
St. Jude Medical Inc.	4.750%	4/15/43	675	636
Stryker Corp.	4.100%	4/1/43	400	365
Sysco Corp.	5.375%	9/21/35	755	825
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	485	560
Unilever Capital Corp.	5.900%	11/15/32	1,210	1,478
Wyeth LLC	6.450%	2/1/24	905	1,112
Wyeth LLC	6.500%	2/1/34	1,530	1,887
Wyeth LLC	6.000%	2/15/36	115	135
Wyeth LLC	5.950%	4/1/37	2,145	2,518
Zimmer Holdings Inc.	5.750%	11/30/39	425	471
2 Zoetis Inc.	4.700%	2/1/43	350	328

Energy (8.8%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	580	683
Anadarko Finance Co.	7.500%	5/1/31	965	1,208
Anadarko Petroleum Corp.	6.450%	9/15/36	1,440	1,670
Anadarko Petroleum Corp.	7.950%	6/15/39	355	482
Anadarko Petroleum Corp.	6.200%	3/15/40	715	812
Apache Corp.	6.000%	1/15/37	880	989
Apache Corp.	5.100%	9/1/40	1,460	1,463
Apache Corp.	5.250%	2/1/42	505	515
Apache Corp.	4.750%	4/15/43	795	759
Apache Corp.	4.250%	1/15/44	950	841
Apache Finance Canada Corp.	7.750%	12/15/29	425	536
Baker Hughes Inc.	6.875%	1/15/29	350	447
Baker Hughes Inc.	5.125%	9/15/40	1,115	1,195
Burlington Resources Finance Co.	7.200%	8/15/31	915	1,184
Burlington Resources Finance Co.	7.400%	12/1/31	55	72
Cameron International Corp.	7.000%	7/15/38	340	428
Cameron International Corp.	5.950%	6/1/41	230	261
Canadian Natural Resources Ltd.	7.200%	1/15/32	528	635
Canadian Natural Resources Ltd.	6.450%	6/30/33	350	392
Canadian Natural Resources Ltd.	5.850%	2/1/35	200	213
Canadian Natural Resources Ltd.	6.500%	2/15/37	455	522
Canadian Natural Resources Ltd.	6.250%	3/15/38	855	972
Canadian Natural Resources Ltd.	6.750%	2/1/39	425	501
Cenovus Energy Inc.	6.750%	11/15/39	1,170	1,403
Cenovus Energy Inc.	4.450%	9/15/42	925	830
Conoco Funding Co.	7.250%	10/15/31	515	679
ConocoPhillips	5.900%	10/15/32	765	886
ConocoPhillips	5.900%	5/15/38	500	585
ConocoPhillips	6.500%	2/1/39	1,380	1,744
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	575	664

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ConocoPhillips Holding Co.	6.950%	4/15/29	1,510	1,926
Devon Energy Corp.	7.950%	4/15/32	1,030	1,345
Devon Energy Corp.	5.600%	7/15/41	1,290	1,325
Devon Energy Corp.	4.750%	5/15/42	765	710
Devon Financing Co. LLC	7.875%	9/30/31	235	302
Diamond Offshore Drilling Inc.	5.700%	10/15/39	375	429
Encana Corp.	7.200%	11/1/31	55	65
Encana Corp.	6.500%	8/15/34	785	857
Encana Corp.	6.625%	8/15/37	660	727
Encana Corp.	6.500%	2/1/38	600	658
Encana Corp.	5.150%	11/15/41	640	601
Eni USA Inc.	7.300%	11/15/27	395	481
Global Marine Inc.	7.000%	6/1/28	255	266
Halliburton Co.	6.700%	9/15/38	945	1,170
Halliburton Co.	7.450%	9/15/39	970	1,295
Halliburton Co.	4.500%	11/15/41	400	386
Halliburton Co.	4.750%	8/1/43	755	752
Hess Corp.	7.875%	10/1/29	940	1,181
Hess Corp.	7.300%	8/15/31	960	1,161
Hess Corp.	7.125%	3/15/33	265	314
Hess Corp.	6.000%	1/15/40	125	134
Hess Corp.	5.600%	2/15/41	675	692
Husky Energy Inc.	6.800%	9/15/37	385	470
Kerr-McGee Corp.	6.950%	7/1/24	790	931
Kerr-McGee Corp.	7.875%	9/15/31	490	620
Marathon Oil Corp.	6.800%	3/15/32	540	637
Marathon Oil Corp.	6.600%	10/1/37	685	809
Marathon Petroleum Corp.	6.500%	3/1/41	1,210	1,324
Murphy Oil Corp.	7.050%	5/1/29	330	359
Murphy Oil Corp.	5.125%	12/1/42	275	239
National Oilwell Varco Inc.	3.950%	12/1/42	1,000	886
Noble Energy Inc.	8.000%	4/1/27	245	315
Noble Energy Inc.	6.000%	3/1/41	740	833
Noble Holding International Ltd.	6.200%	8/1/40	450	457
Noble Holding International Ltd.	6.050%	3/1/41	350	353
Noble Holding International Ltd.	5.250%	3/15/42	465	424
Petro-Canada	7.875%	6/15/26	270	354
Petro-Canada	7.000%	11/15/28	145	182
Petro-Canada	5.350%	7/15/33	345	350
Petro-Canada	5.950%	5/15/35	645	697
Petro-Canada	6.800%	5/15/38	760	907
Phillips 66	5.875%	5/1/42	1,495	1,585
Pioneer Natural Resources Co.	7.200%	1/15/28	275	327
Pride International Inc.	7.875%	8/15/40	485	651
Rowan Cos. Inc.	5.400%	12/1/42	625	563
Shell International Finance BV	6.375%	12/15/38	2,245	2,802
Shell International Finance BV	5.500%	3/25/40	895	1,017
Shell International Finance BV	3.625%	8/21/42	550	466
Shell International Finance BV	4.550%	8/12/43	1,100	1,095
Suncor Energy Inc.	7.150%	2/1/32	715	883
Suncor Energy Inc.	5.950%	12/1/34	525	568
Suncor Energy Inc.	6.500%	6/15/38	890	1,043
Suncor Energy Inc.	6.850%	6/1/39	770	920
Talisman Energy Inc.	7.250%	10/15/27	235	268
Talisman Energy Inc.	5.850%	2/1/37	1,045	1,014

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Talisman Energy Inc.	6.250%	2/1/38	650	673
Talisman Energy Inc.	5.500%	5/15/42	172	162
Tosco Corp.	7.800%	1/1/27	315	418
Tosco Corp.	8.125%	2/15/30	620	854
Total Capital International SA	3.700%	1/15/24	975	962
Transocean Inc.	7.500%	4/15/31	755	834
Transocean Inc.	6.800%	3/15/38	785	834
Transocean Inc.	7.350%	12/15/41	405	464
Valero Energy Corp.	7.500%	4/15/32	780	909
Valero Energy Corp.	6.625%	6/15/37	965	1,047
Valero Energy Corp.	10.500%	3/15/39	40	59
Weatherford International Ltd.	6.800%	6/15/37	310	319
Weatherford International Ltd.	6.500%	8/1/36	655	652
Weatherford International Ltd.	7.000%	3/15/38	348	363
Weatherford International Ltd.	9.875%	3/1/39	255	342
Weatherford International Ltd.	6.750%	9/15/40	805	829
Weatherford International Ltd.	5.950%	4/15/42	30	29
XTO Energy Inc.	6.750%	8/1/37	205	273

Other Industrial (0.4%)
California Institute of Technology GO	4.700%	11/1/11	435	395
Howard Hughes Medical Institute	3.500%	9/1/23	1,200	1,183
1 Johns Hopkins University Maryland GO	4.083%	7/1/53	400	361
Massachusetts Institute of Technology GO	5.600%	7/1/11	730	861
President & Fellows of Harvard College	3.619%	10/1/37	700	608
University of Pennsylvania GO	4.674%	9/1/12	275	246

Technology (3.4%)
Apple Inc.	3.850%	5/4/43	2,575	2,180
Applied Materials Inc.	5.850%	6/15/41	590	613
Cisco Systems Inc.	5.900%	2/15/39	2,010	2,340
Cisco Systems Inc.	5.500%	1/15/40	2,025	2,252
Corning Inc.	7.250%	8/15/36	35	41
Corning Inc.	4.700%	3/15/37	385	358
Corning Inc.	5.750%	8/15/40	890	983
Corning Inc.	4.750%	3/15/42	530	520
Dell Inc.	7.100%	4/15/28	265	255
Dell Inc.	6.500%	4/15/38	460	415
Dell Inc.	5.400%	9/10/40	335	267
Harris Corp.	6.150%	12/15/40	400	431
Hewlett-Packard Co.	6.000%	9/15/41	760	699
Intel Corp.	4.000%	12/15/32	925	865
Intel Corp.	4.800%	10/1/41	1,580	1,538
Intel Corp.	4.250%	12/15/42	700	626
International Business Machines Corp.	7.000%	10/30/25	645	829
International Business Machines Corp.	6.220%	8/1/27	590	716
International Business Machines Corp.	6.500%	1/15/28	225	278
International Business Machines Corp.	5.875%	11/29/32	855	1,015
International Business Machines Corp.	5.600%	11/30/39	240	275
International Business Machines Corp.	4.000%	6/20/42	609	557
Juniper Networks Inc.	5.950%	3/15/41	570	583
Microsoft Corp.	5.200%	6/1/39	1,030	1,092
Microsoft Corp.	4.500%	10/1/40	250	243
Microsoft Corp.	5.300%	2/8/41	1,720	1,848
Microsoft Corp.	3.500%	11/15/42	880	718

Long-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Microsoft Corp.	3.750%	5/1/43	335	289
	Motorola Solutions Inc.	7.500%	5/15/25	196	233
	Oracle Corp.	6.500%	4/15/38	1,270	1,574
	Oracle Corp.	6.125%	7/8/39	940	1,120
	Oracle Corp.	5.375%	7/15/40	1,716	1,886
	SAIC Inc.	5.950%	12/1/40	60	60
	Science Applications International Corp.	5.500%	7/1/33	365	346
	Tyco Electronics Group SA	7.125%	10/1/37	370	438
	Xerox Corp.	6.750%	12/15/39	310	341

	Transportation (3.2%)
[1,2]	American Airlines 2013-1 Class A
	Pass Through Trust	4.000%	1/15/27	385	357
1	BNSF Funding Trust I	6.613%	12/15/55	620	701
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	60	74
	Burlington Northern Santa Fe LLC	7.950%	8/15/30	50	65
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	320	362
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	675	762
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	960	1,052
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	605	604
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	620	646
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	270	244
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	1,355	1,219
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	570	519
	Canadian National Railway Co.	6.900%	7/15/28	460	580
	Canadian National Railway Co.	6.250%	8/1/34	45	54
	Canadian National Railway Co.	6.200%	6/1/36	475	576
	Canadian National Railway Co.	6.375%	11/15/37	180	225
	Canadian National Railway Co.	3.500%	11/15/42	500	407
	Canadian Pacific Railway Co.	7.125%	10/15/31	395	486
	Canadian Pacific Railway Co.	5.950%	5/15/37	845	935
	Canadian Pacific Railway Ltd.	5.750%	1/15/42	360	394
	Con-way Inc.	6.700%	5/1/34	355	354
1	Continental Airlines 2012-1 Class A
	Pass Through Trust	4.150%	10/11/25	540	531
1	Continental Airlines 2012-2 Class A
	Pass Through Trust	4.000%	4/29/26	625	607
	CSX Corp.	6.000%	10/1/36	575	639
	CSX Corp.	6.150%	5/1/37	410	466
	CSX Corp.	6.220%	4/30/40	515	595
	CSX Corp.	5.500%	4/15/41	570	605
	CSX Corp.	4.750%	5/30/42	240	230
	CSX Corp.	4.400%	3/1/43	500	452
	CSX Corp.	4.100%	3/15/44	450	388
	FedEx Corp.	3.875%	8/1/42	285	238
	FedEx Corp.	4.100%	4/15/43	450	390
1	Hawaiian Airlines 2013-1 Class A
	Pass Through Certificates	3.900%	1/15/26	325	298
2	Kansas City Southern Railway	4.300%	5/15/43	475	417
	Norfolk Southern Corp.	5.590%	5/17/25	424	471
	Norfolk Southern Corp.	7.250%	2/15/31	230	289
	Norfolk Southern Corp.	7.050%	5/1/37	300	381
	Norfolk Southern Corp.	4.837%	10/1/41	593	581
	Norfolk Southern Corp.	3.950%	10/1/42	475	407
	Norfolk Southern Corp.	4.800%	8/15/43	225	221

164

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Norfolk Southern Corp.	7.900%	5/15/97	350	490
Norfolk Southern Corp.	6.000%	3/15/05	502	540
Norfolk Southern Corp.	6.000%	5/23/11	550	597
Union Pacific Corp.	6.625%	2/1/29	610	748
Union Pacific Corp.	4.750%	9/15/41	450	450
Union Pacific Corp.	4.300%	6/15/42	600	561
Union Pacific Corp.	4.250%	4/15/43	425	391
2 Union Pacific Corp.	4.821%	2/1/44	392	393
1 United Airlines 2013-1 Class A
Pass Through Trust	4.300%	2/15/27	750	733
United Parcel Service Inc.	6.200%	1/15/38	850	1,041
United Parcel Service Inc.	4.875%	11/15/40	720	750
United Parcel Service Inc.	3.625%	10/1/42	175	150
United Parcel Service of America Inc.	8.375%	4/1/30	25	34
1 US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	399	418
1 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	450	418
1 US Airways Inc. 2012-2 Class A
Pass Through Trust	4.625%	12/3/26	325	314
				528,317
Utilities (17.8%)
Electric (12.5%)
AEP Texas Central Co.	6.650%	2/15/33	325	374
Alabama Power Co.	5.650%	3/15/35	525	546
Alabama Power Co.	6.000%	3/1/39	445	524
Alabama Power Co.	5.500%	3/15/41	345	385
Alabama Power Co.	5.200%	6/1/41	480	514
Alabama Power Co.	4.100%	1/15/42	215	195
Alabama Power Co.	3.850%	12/1/42	500	432
Appalachian Power Co.	5.800%	10/1/35	500	536
Appalachian Power Co.	6.375%	4/1/36	335	380
Appalachian Power Co.	7.000%	4/1/38	305	368
Arizona Public Service Co.	5.500%	9/1/35	30	32
Arizona Public Service Co.	5.050%	9/1/41	1,045	1,092
Arizona Public Service Co.	4.500%	4/1/42	235	227
Baltimore Gas & Electric Co.	6.350%	10/1/36	570	676
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	30	39
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	75	64
Cleco Power LLC	6.500%	12/1/35	330	378
Cleco Power LLC	6.000%	12/1/40	235	260
Cleveland Electric Illuminating Co.	5.500%	8/15/24	425	462
CMS Energy Corp.	4.700%	3/31/43	175	160
Commonwealth Edison Co.	5.875%	2/1/33	185	211
Commonwealth Edison Co.	5.900%	3/15/36	510	599
Commonwealth Edison Co.	3.800%	10/1/42	770	664
Connecticut Light & Power Co.	6.350%	6/1/36	351	426
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	490	538
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	525	609
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	160	193
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	1,000	1,144
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	375	459
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	475	609
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	650	731
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	335	385
Consumers Energy Co.	3.950%	5/15/43	525	473
Delmarva Power & Light Co.	4.000%	6/1/42	60	55

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dominion Resources Inc.	6.300%	3/15/33	290	340
Dominion Resources Inc.	5.250%	8/1/33	248	267
Dominion Resources Inc.	5.950%	6/15/35	560	642
Dominion Resources Inc.	7.000%	6/15/38	480	612
Dominion Resources Inc.	4.900%	8/1/41	450	454
Dominion Resources Inc.	4.050%	9/15/42	250	220
DTE Electric Co.	3.650%	3/15/24	625	626
DTE Electric Co.	6.625%	6/1/36	100	128
DTE Electric Co.	3.950%	6/15/42	200	180
DTE Electric Co.	4.000%	4/1/43	400	367
DTE Energy Co.	6.375%	4/15/33	545	628
Duke Energy Carolinas LLC	6.000%	12/1/28	550	628
Duke Energy Carolinas LLC	6.450%	10/15/32	450	540
Duke Energy Carolinas LLC	6.100%	6/1/37	175	203
Duke Energy Carolinas LLC	6.000%	1/15/38	480	572
Duke Energy Carolinas LLC	6.050%	4/15/38	575	679
Duke Energy Carolinas LLC	5.300%	2/15/40	660	721
Duke Energy Carolinas LLC	4.250%	12/15/41	440	411
Duke Energy Carolinas LLC	4.000%	9/30/42	575	520
Duke Energy Florida Inc.	6.350%	9/15/37	295	363
Duke Energy Florida Inc.	6.400%	6/15/38	670	826
Duke Energy Florida Inc.	5.650%	4/1/40	445	507
Duke Energy Florida Inc.	3.850%	11/15/42	430	377
Duke Energy Indiana Inc.	6.120%	10/15/35	560	609
Duke Energy Indiana Inc.	6.350%	8/15/38	480	588
Duke Energy Indiana Inc.	6.450%	4/1/39	250	310
Duke Energy Indiana Inc.	4.200%	3/15/42	450	414
Duke Energy Indiana Inc.	4.900%	7/15/43	100	103
Duke Energy Progress Inc.	4.100%	5/15/42	670	613
Duke Energy Progress Inc.	4.100%	3/15/43	600	548
El Paso Electric Co.	6.000%	5/15/35	55	58
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	535	596
Entergy Louisiana LLC	5.400%	11/1/24	290	327
Entergy Louisiana LLC	4.440%	1/15/26	110	112
Exelon Corp.	5.625%	6/15/35	550	562
Exelon Generation Co. LLC	6.250%	10/1/39	540	570
Exelon Generation Co. LLC	5.750%	10/1/41	445	446
Exelon Generation Co. LLC	5.600%	6/15/42	738	717
FirstEnergy Solutions Corp.	6.800%	8/15/39	75	75
Florida Power & Light Co.	5.950%	10/1/33	45	55
Florida Power & Light Co.	5.625%	4/1/34	50	57
Florida Power & Light Co.	4.950%	6/1/35	565	605
Florida Power & Light Co.	5.400%	9/1/35	70	79
Florida Power & Light Co.	6.200%	6/1/36	40	48
Florida Power & Light Co.	5.650%	2/1/37	425	487
Florida Power & Light Co.	5.850%	5/1/37	245	288
Florida Power & Light Co.	5.950%	2/1/38	560	663
Florida Power & Light Co.	5.960%	4/1/39	760	911
Florida Power & Light Co.	5.690%	3/1/40	555	644
Florida Power & Light Co.	5.250%	2/1/41	785	860
Florida Power & Light Co.	5.125%	6/1/41	185	201
Florida Power & Light Co.	4.125%	2/1/42	395	371
Florida Power & Light Co.	4.050%	6/1/42	870	809
Florida Power & Light Co.	3.800%	12/15/42	425	378
Georgia Power Co.	5.650%	3/1/37	545	599

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Georgia Power Co.	5.950%	2/1/39	365	415
Georgia Power Co.	5.400%	6/1/40	575	611
Georgia Power Co.	4.750%	9/1/40	230	225
Georgia Power Co.	4.300%	3/15/42	250	227
Indiana Michigan Power Co.	6.050%	3/15/37	330	360
Interstate Power & Light Co.	6.250%	7/15/39	300	364
ITC Holdings Corp.	5.300%	7/1/43	725	718
Jersey Central Power & Light Co.	6.150%	6/1/37	400	416
1 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	715	712
Kansas City Power & Light Co.	6.050%	11/15/35	30	33
Kansas City Power & Light Co.	5.300%	10/1/41	710	731
Kentucky Utilities Co.	5.125%	11/1/40	785	856
Louisville Gas & Electric Co.	5.125%	11/15/40	45	49
MidAmerican Energy Co.	6.750%	12/30/31	350	434
MidAmerican Energy Co.	5.750%	11/1/35	430	485
MidAmerican Energy Co.	5.800%	10/15/36	315	358
MidAmerican Energy Holdings Co.	8.480%	9/15/28	288	398
MidAmerican Energy Holdings Co.	6.125%	4/1/36	1,210	1,374
MidAmerican Energy Holdings Co.	5.950%	5/15/37	560	630
MidAmerican Energy Holdings Co.	6.500%	9/15/37	1,350	1,596
Midamerican Funding LLC	6.927%	3/1/29	350	430
Mississippi Power Co.	4.250%	3/15/42	590	520
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/32	580	793
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	311	300
Nevada Power Co.	6.650%	4/1/36	375	470
Nevada Power Co.	6.750%	7/1/37	390	495
Nevada Power Co.	5.375%	9/15/40	410	450
Nevada Power Co.	5.450%	5/15/41	435	486
Northern States Power Co.	5.250%	7/15/35	45	49
Northern States Power Co.	6.250%	6/1/36	400	493
Northern States Power Co.	6.200%	7/1/37	220	271
Northern States Power Co.	5.350%	11/1/39	575	640
Northern States Power Co.	4.850%	8/15/40	190	197
Northern States Power Co.	3.400%	8/15/42	450	373
NSTAR Electric Co.	5.500%	3/15/40	45	51
Oglethorpe Power Corp.	5.950%	11/1/39	280	317
Oglethorpe Power Corp.	5.375%	11/1/40	445	460
Ohio Edison Co.	6.875%	7/15/36	345	395
Ohio Power Co.	6.600%	2/15/33	70	83
Ohio Power Co.	5.850%	10/1/35	250	272
Oklahoma Gas & Electric Co.	5.850%	6/1/40	320	371
Oklahoma Gas & Electric Co.	5.250%	5/15/41	30	33
Oklahoma Gas & Electric Co.	3.900%	5/1/43	475	418
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	575	720
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	40	51
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	120	158
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	445	470
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	45	43
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	360	383
Pacific Gas & Electric Co.	6.050%	3/1/34	1,745	1,976
Pacific Gas & Electric Co.	5.800%	3/1/37	1,295	1,430
Pacific Gas & Electric Co.	6.350%	2/15/38	160	186
Pacific Gas & Electric Co.	6.250%	3/1/39	595	687
Pacific Gas & Electric Co.	5.400%	1/15/40	445	465
Pacific Gas & Electric Co.	4.500%	12/15/41	925	850

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	4.450%	4/15/42	920	845
Pacific Gas & Electric Co.	4.600%	6/15/43	600	568
PacifiCorp	7.700%	11/15/31	120	162
PacifiCorp	5.250%	6/15/35	45	49
PacifiCorp	6.100%	8/1/36	485	584
PacifiCorp	5.750%	4/1/37	85	98
PacifiCorp	6.250%	10/15/37	425	522
PacifiCorp	6.000%	1/15/39	755	905
PacifiCorp	4.100%	2/1/42	185	172
Peco Energy Co.	5.950%	10/1/36	650	767
Pennsylvania Electric Co.	6.150%	10/1/38	405	430
Potomac Electric Power Co.	6.500%	11/15/37	420	531
Potomac Electric Power Co.	7.900%	12/15/38	45	65
PPL Capital Funding Inc.	4.700%	6/1/43	350	316
PPL Electric Utilities Corp.	6.250%	5/15/39	245	300
PPL Electric Utilities Corp.	5.200%	7/15/41	545	593
PPL Electric Utilities Corp.	4.750%	7/15/43	125	128
Progress Energy Inc.	7.750%	3/1/31	560	722
Progress Energy Inc.	7.000%	10/30/31	535	645
Progress Energy Inc.	6.000%	12/1/39	595	663
PSEG Power LLC	8.625%	4/15/31	455	626
Public Service Co. of Colorado	6.250%	9/1/37	500	627
Public Service Co. of Colorado	6.500%	8/1/38	45	57
Public Service Co. of Colorado	4.750%	8/15/41	255	263
Public Service Co. of Colorado	3.600%	9/15/42	325	278
Public Service Co. of Colorado	3.950%	3/15/43	375	341
Public Service Co. of Oklahoma	6.625%	11/15/37	25	29
Public Service Electric & Gas Co.	5.700%	12/1/36	350	406
Public Service Electric & Gas Co.	5.800%	5/1/37	605	708
Public Service Electric & Gas Co.	5.375%	11/1/39	555	620
Public Service Electric & Gas Co.	3.950%	5/1/42	475	433
Public Service Electric & Gas Co.	3.650%	9/1/42	350	303
Public Service Electric & Gas Co.	3.800%	1/1/43	325	292
Puget Sound Energy Inc.	7.020%	12/1/27	525	664
Puget Sound Energy Inc.	5.483%	6/1/35	50	55
Puget Sound Energy Inc.	6.274%	3/15/37	385	465
Puget Sound Energy Inc.	5.757%	10/1/39	70	81
Puget Sound Energy Inc.	5.795%	3/15/40	190	221
Puget Sound Energy Inc.	5.764%	7/15/40	40	46
Puget Sound Energy Inc.	5.638%	4/15/41	195	223
Puget Sound Energy Inc.	4.434%	11/15/41	485	469
San Diego Gas & Electric Co.	6.000%	6/1/26	670	816
San Diego Gas & Electric Co.	5.350%	5/15/35	465	522
San Diego Gas & Electric Co.	6.125%	9/15/37	45	56
San Diego Gas & Electric Co.	6.000%	6/1/39	305	373
San Diego Gas & Electric Co.	5.350%	5/15/40	20	23
San Diego Gas & Electric Co.	4.500%	8/15/40	405	411
San Diego Gas & Electric Co.	3.950%	11/15/41	430	398
San Diego Gas & Electric Co.	4.300%	4/1/42	60	58
Scottish Power Ltd.	5.810%	3/15/25	600	615
South Carolina Electric & Gas Co.	6.625%	2/1/32	450	547
South Carolina Electric & Gas Co.	5.300%	5/15/33	30	32
South Carolina Electric & Gas Co.	6.050%	1/15/38	115	134
South Carolina Electric & Gas Co.	5.450%	2/1/41	265	292
South Carolina Electric & Gas Co.	4.350%	2/1/42	755	709

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
South Carolina Electric & Gas Co.	4.600%	6/15/43	850	827
Southern California Edison Co.	6.650%	4/1/29	45	55
Southern California Edison Co.	6.000%	1/15/34	405	486
Southern California Edison Co.	5.750%	4/1/35	70	81
Southern California Edison Co.	5.350%	7/15/35	370	409
Southern California Edison Co.	5.550%	1/15/36	20	23
Southern California Edison Co.	5.625%	2/1/36	40	46
Southern California Edison Co.	5.550%	1/15/37	820	932
Southern California Edison Co.	5.950%	2/1/38	730	869
Southern California Edison Co.	6.050%	3/15/39	975	1,176
Southern California Edison Co.	5.500%	3/15/40	95	109
Southern California Edison Co.	4.500%	9/1/40	690	682
Southern California Edison Co.	3.900%	12/1/41	545	496
Southern California Edison Co.	3.900%	3/15/43	425	384
Southern Power Co.	5.150%	9/15/41	730	723
Southern Power Co.	5.250%	7/15/43	500	502
Southwestern Electric Power Co.	6.200%	3/15/40	320	360
Southwestern Public Service Co.	4.500%	8/15/41	550	534
Tampa Electric Co.	6.550%	5/15/36	255	316
Tampa Electric Co.	6.150%	5/15/37	340	404
Tampa Electric Co.	4.100%	6/15/42	200	184
Toledo Edison Co.	6.150%	5/15/37	470	516
TransAlta Corp.	6.500%	3/15/40	375	369
Union Electric Co.	5.300%	8/1/37	45	49
Union Electric Co.	8.450%	3/15/39	500	748
Union Electric Co.	3.900%	9/15/42	555	494
Virginia Electric & Power Co.	6.000%	1/15/36	605	716
Virginia Electric & Power Co.	6.000%	5/15/37	490	580
Virginia Electric & Power Co.	6.350%	11/30/37	565	695
Virginia Electric & Power Co.	8.875%	11/15/38	540	843
Virginia Electric & Power Co.	4.000%	1/15/43	605	555
Westar Energy Inc.	4.125%	3/1/42	490	453
Westar Energy Inc.	4.100%	4/1/43	250	231
Westar Energy Inc.	4.625%	9/1/43	250	253
Wisconsin Electric Power Co.	5.625%	5/15/33	455	518
Wisconsin Electric Power Co.	5.700%	12/1/36	340	393
Wisconsin Electric Power Co.	3.650%	12/15/42	225	195
Wisconsin Power & Light Co.	6.375%	8/15/37	609	738
Wisconsin Public Service Corp.	3.671%	12/1/42	400	349
Xcel Energy Inc.	6.500%	7/1/36	350	427
Xcel Energy Inc.	4.800%	9/15/41	325	321

Natural Gas (5.0%)
AGL Capital Corp.	6.000%	10/1/34	175	197
AGL Capital Corp.	5.875%	3/15/41	605	678
AGL Capital Corp.	4.400%	6/1/43	700	645
Atmos Energy Corp.	5.500%	6/15/41	525	573
Atmos Energy Corp.	4.150%	1/15/43	650	592
CenterPoint Energy Resources Corp.	6.625%	11/1/37	230	279
CenterPoint Energy Resources Corp.	5.850%	1/15/41	254	291
DCP Midstream LLC	8.125%	8/16/30	495	610
El Paso Natural Gas Co. LLC	8.375%	6/15/32	400	522
El Paso Pipeline Partners Operating Co. LLC	7.500%	11/15/40	400	484
El Paso Pipeline Partners Operating Co. LLC	4.700%	11/1/42	575	506
Enbridge Energy Partners LP	7.500%	4/15/38	640	768

Long-Term Corporate Bond Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Enbridge Energy Partners LP	5.500%	9/15/40	400	397
2	Energy Transfer Partners LP	7.600%	2/1/24	255	306
2	Energy Transfer Partners LP	8.250%	11/15/29	264	324
	Energy Transfer Partners LP	6.625%	10/15/36	425	456
	Energy Transfer Partners LP	7.500%	7/1/38	555	639
	Energy Transfer Partners LP	6.050%	6/1/41	656	666
	Energy Transfer Partners LP	6.500%	2/1/42	1,205	1,290
	Energy Transfer Partners LP	5.150%	2/1/43	475	436
	Enterprise Products Operating LLC	6.875%	3/1/33	890	1,065
	Enterprise Products Operating LLC	6.650%	10/15/34	160	188
	Enterprise Products Operating LLC	5.750%	3/1/35	250	267
	Enterprise Products Operating LLC	7.550%	4/15/38	390	498
	Enterprise Products Operating LLC	6.125%	10/15/39	560	623
	Enterprise Products Operating LLC	6.450%	9/1/40	510	591
	Enterprise Products Operating LLC	5.950%	2/1/41	675	739
	Enterprise Products Operating LLC	5.700%	2/15/42	670	712
	Enterprise Products Operating LLC	4.850%	8/15/42	590	560
	Enterprise Products Operating LLC	4.450%	2/15/43	800	723
	Enterprise Products Operating LLC	4.850%	3/15/44	250	239
	KeySpan Corp.	8.000%	11/15/30	240	310
	KeySpan Corp.	5.803%	4/1/35	65	68
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	575	535
	Kinder Morgan Energy Partners LP	7.400%	3/15/31	350	416
	Kinder Morgan Energy Partners LP	7.750%	3/15/32	300	368
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	575	685
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	525	540
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	765	850
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	1,025	1,209
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	855	950
	Kinder Morgan Energy Partners LP	6.375%	3/1/41	525	579
	Kinder Morgan Energy Partners LP	5.625%	9/1/41	540	541
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	400	370
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	500	466
	Magellan Midstream Partners LP	6.400%	5/1/37	265	304
	Magellan Midstream Partners LP	4.200%	12/1/42	250	217
	Nisource Finance Corp.	6.250%	12/15/40	590	646
	Nisource Finance Corp.	5.950%	6/15/41	565	590
	Nisource Finance Corp.	5.800%	2/1/42	25	26
	Nisource Finance Corp.	5.250%	2/15/43	470	450
	ONEOK Inc.	6.000%	6/15/35	490	453
	ONEOK Partners LP	6.650%	10/1/36	600	645
	ONEOK Partners LP	6.850%	10/15/37	685	764
	ONEOK Partners LP	6.125%	2/1/41	495	507
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	325	326
	Plains All American Pipeline LP / PAA
	Finance Corp.	6.700%	5/15/36	265	315
	Plains All American Pipeline LP / PAA
	Finance Corp.	6.650%	1/15/37	460	548
	Plains All American Pipeline LP / PAA
	Finance Corp.	5.150%	6/1/42	345	348
	Plains All American Pipeline LP / PAA
	Finance Corp.	4.300%	1/31/43	125	112
	Sempra Energy	6.000%	10/15/39	765	850
	Southern California Gas Co.	5.750%	11/15/35	25	29
	Southern California Gas Co.	3.750%	9/15/42	475	423

170

Long-Term Corporate Bond Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Southern Natural Gas Co. LLC	8.000%	3/1/32	270	348
Spectra Energy Capital LLC	7.500%	9/15/38	360	424
Sunoco Logistics Partners Operations LP	6.850%	2/15/40	235	265
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	325	337
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	400	360
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	310	371
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	65	78
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	235	305
Texas Eastern Transmission LP	7.000%	7/15/32	265	318
TransCanada PipeLines Ltd.	5.600%	3/31/34	360	393
TransCanada PipeLines Ltd.	5.850%	3/15/36	485	543
TransCanada PipeLines Ltd.	6.200%	10/15/37	890	1,031
TransCanada PipeLines Ltd.	7.250%	8/15/38	875	1,130
TransCanada PipeLines Ltd.	7.625%	1/15/39	312	417
TransCanada PipeLines Ltd.	6.100%	6/1/40	745	864
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	300	307
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	485	440
Williams Cos. Inc.	7.500%	1/15/31	287	325
Williams Cos. Inc.	7.750%	6/15/31	256	294
Williams Cos. Inc.	8.750%	3/15/32	476	598
Williams Partners LP	6.300%	4/15/40	530	555

Other Utility (0.3%)
American Water Capital Corp.	6.593%	10/15/37	855	1,050
American Water Capital Corp.	4.300%	12/1/42	75	68
United Utilities plc	6.875%	8/15/28	445	483
Veolia Environnement SA	6.750%	6/1/38	625	691
				150,630
Total Corporate Bonds (Cost $898,272)				833,720
Taxable Municipal Bonds (0.2%)
Harvard University Massachusetts GO	4.875%	10/15/40	425	449
New York University Hospitals Center Revenue	4.428%	7/1/42	350	291
New York University Hospitals Center Revenue	5.750%	7/1/43	350	356
President & Fellows of Harvard College
Massachusetts GO	6.300%	10/1/37	65	73
Princeton University New Jersey GO	5.700%	3/1/39	510	595
Tufts University Massachusetts GO	5.017%	4/15/12	225	213
University of Southern California Revenue	5.250%	10/1/11	265	290
Total Taxable Municipal Bonds (Cost $2,472)				2,267

			Shares
Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
3 Vanguard Market Liquidity Fund (Cost $4,105)	0.122%		4,105,393	4,105
Total Investments (99.3%) (Cost $907,152)				842,401
Other Assets and Liabilities (0.7%)
Other Assets				14,844
Liabilities				(9,068)
				5,776
Net Assets (100%)				848,177

Long-Term Corporate Bond Index Fund

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	915,413
Overdistributed Net Investment Income	(8)
Accumulated Net Realized Losses	(2,477)
Unrealized Appreciation (Depreciation)	(64,751)
Net Assets	848,177

Signal Shares—Net Assets
Applicable to 826,303 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	18,212
Net Asset Value Per Share—Signal Shares	$22.04

Institutional Shares—Net Assets
Applicable to 7,526,462 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	205,962
Net Asset Value Per Share—Institutional Shares	$27.37

ETF Shares—Net Assets
Applicable to 7,600,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	624,003
Net Asset Value Per Share—ETF Shares	$82.11

See Note A in Notes to Financial Statements.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2013, the aggregate value of these securities was $6,878,000, representing 0.8% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Interest[1]	55,265
Total Income	55,265
Expenses
The Vanguard Group—Note B
Investment Advisory Services	36
Management and Administrative—Signal Shares	15
Management and Administrative—Institutional Shares	121
Management and Administrative—ETF Shares	763
Marketing and Distribution—Signal Shares	4
Marketing and Distribution—Institutional Shares	47
Marketing and Distribution—ETF Shares	277
Custodian Fees	13
Auditing Fees	42
Shareholders’ Reports—Signal Shares	—
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	62
Trustees’ Fees and Expenses	1
Total Expenses	1,381
Net Investment Income	53,884
Realized Net Gain (Loss)
Investment Securities Sold	26,138
Futures Contracts	48
Realized Net Gain (Loss)	26,186
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(148,334)
Futures Contracts	(80)
Change in Unrealized Appreciation (Depreciation)	(148,414)
Net Increase (Decrease) in Net Assets Resulting from Operations	(68,344)
1 Interest income from an affiliated company of the fund was $7,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	53,884	31,300
Realized Net Gain (Loss)	26,186	2,495
Change in Unrealized Appreciation (Depreciation)	(148,414)	78,890
Net Increase (Decrease) in Net Assets Resulting from Operations	(68,344)	112,685
Distributions
Net Investment Income
Signal Shares	(769)	(548)
Institutional Shares	(9,371)	(1,254)
ETF Shares	(43,744)	(29,507)
Realized Capital Gain[1]
Signal Shares	(38)	—
Institutional Shares	(527)	—
ETF Shares	(2,822)	—
Total Distributions	(57,271)	(31,309)
Capital Share Transactions
Signal Shares	5,594	3,766
Institutional Shares	67,132	147,853
ETF Shares	(309,830)	679,038
Net Increase (Decrease) from Capital Share Transactions	(237,104)	830,657
Total Increase (Decrease)	(362,719)	912,033
Net Assets
Beginning of Period	1,210,896	298,863
End of Period[2]	848,177	1,210,896

1 Includes fiscal 2013 short-term gain distributions totaling $2,936,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($8,000) and ($8,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Signal Shares
				Jan. 19,
				2010[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$24.74	$21.69	$22.00	$20.12
Investment Operations
Net Investment Income	1.078	1.068	1.100	.680
Net Realized and Unrealized Gain (Loss) on Investments[2]	(2.640)	3.051	(.246)	1.936
Total from Investment Operations	(1.562)	4.119	.854	2.616
Distributions
Dividends from Net Investment Income	(1.078)	(1.069)	(1.100)	(.736)
Distributions from Realized Capital Gains	(.060)	—	(.064)	—
Total Distributions	(1.138)	(1.069)	(1.164)	(.736)
Net Asset Value, End of Period	$22.04	$24.74	$21.69	$22.00

Total Return[3]	-6.57%	19.43%	4.21%	13.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$18	$15	$9	$4
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.14%	0.15%[4]
Ratio of Net Investment Income to Average Net Assets	4.47%	4.73%	5.36%	5.65%[4]
Portfolio Turnover Rate[5]	57%	71%	110%	41%

1 Inception.
2 Includes increases from purchase fees of $.01, $.01, $.04, and $.03.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

Institutional Shares
				Nov. 19,
				2009[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$30.71	$26.93	$27.32	$24.89
Investment Operations
Net Investment Income	1.347	1.337	1.377	1.090
Net Realized and Unrealized Gain (Loss) on Investments[2]	(3.265)	3.780	(.308)	2.428
Total from Investment Operations	(1.918)	5.117	1.069	3.518
Distributions
Dividends from Net Investment Income	(1.347)	(1.337)	(1.379)	(1.088)
Distributions from Realized Capital Gains	(.075)	—	(.080)	—
Total Distributions	(1.422)	(1.337)	(1.459)	(1.088)
Net Asset Value, End of Period	$27.37	$30.71	$26.93	$27.32

Total Return[3]	-6.50%	19.44%	4.25%	14.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$206	$164	$15	$7
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%	0.09%	0.09%[4]
Ratio of Net Investment Income to Average Net Assets	4.50%	4.76%	5.41%	5.71%[4]
Portfolio Turnover Rate[5]	57%	71%	110%	41%

1 Inception.
2 Includes increases from purchase fees of $.01, $.00, $.04, and $.03.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Financial Highlights

ETF Shares
				Nov. 19,
				2009[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$92.15	$80.80	$81.96	$74.67
Investment Operations
Net Investment Income	4.018	3.980	4.091	3.236
Net Realized and Unrealized Gain (Loss) on Investments[2]	(9.816)	11.351	(.917)	7.286
Total from Investment Operations	(5.798)	15.331	3.174	10.522
Distributions
Dividends from Net Investment Income	(4.018)	(3.981)	(4.095)	(3.232)
Distributions from Realized Capital Gains	(.224)	—	(.239)	—
Total Distributions	(4.242)	(3.981)	(4.334)	(3.232)
Net Asset Value, End of Period	$82.11	$92.15	$80.80	$81.96

Total Return	-6.55%	19.40%	4.19%	14.54%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$624	$1,032	$275	$66
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.14%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	4.47%	4.73%	5.36%	5.65%[3]
Portfolio Turnover Rate[4]	57%	71%	110%	41%

1 Inception
2 Includes increases from purchase fees of $.07, $.02, $.07, and $.10.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Long-Term Corporate Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Corporate Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund may use futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades future contracts on an exchange; monitors the financial strength of its clearing brokers and clearinghouse; and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended August 31, 2013, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on quarterly average aggregate settlement values. The fund had no open futures contracts at August 31, 2013.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security

Long-Term Corporate Bond Index Fund

transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $121,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,309	—
Corporate Bonds	—	833,720	—
Taxable Municipal Bonds	—	2,267	—
Temporary Cash Investments	4,105	—	—
Total	4,105	838,296	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Long-Term Corporate Bond Index Fund

During the year ended August 31, 2013, the fund realized $26,522,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund reclassified $606,000 from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had available capital losses totaling $1,887,000 that may be carried forward indefinitely to offset future capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $907,742,000. Net unrealized depreciation of investment securities for tax purposes was $65,341,000, consisting of unrealized gains of $3,259,000 on securities that had risen in value since their purchase and $68,600,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $682,219,000 of investment securities and sold $917,186,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $345,976,000 and $344,031,000, respectively. Total purchases and sales include $287,258,000 and $591,488,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Signal Shares
Issued[1]	5,284	219	3,773	163
Issued in Lieu of Cash Distributions	805	34	547	23
Redeemed	(495)	(21)	(554)	(24)
Net Increase (Decrease) —Signal Shares	5,594	232	3,766	162
Institutional Shares
Issued[1]	59,510	1,928	156,689	5,103
Issued in Lieu of Cash Distributions	9,898	335	1,254	43
Redeemed	(2,276)	(79)	(10,090)	(352)
Net Increase (Decrease) —Institutional Shares	67,132	2,184	147,853	4,794
ETF Shares
Issued[1]	309,262	3,400	679,038	7,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(619,092)	(7,000)	—	—
Net Increase (Decrease)—ETF Shares	(309,830)	(3,600)	679,038	7,800
1 Includes purchase fees for fiscal 2013 and 2012 of $647,000 and $238,000, respectively (fund totals).

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition in these financial statements. On October 16, 2013, Signal Shares were renamed Admiral Shares.

Mortgage-Backed Securities Index Fund

Fund Profile
As of August 31, 2013

Share-Class Characteristics

	Signal		ETF
	Shares		Shares
Ticker Symbol	VMBSX		VMBS
Expense Ratio[1]	0.12%		0.12%
30-Day SEC Yield	0.95%		0.95%

Financial Attributes

		Barclays
		MBS	Barclays
		Float Adj	Aggregate
	Fund	Index	FA Index
Number of Bonds	465[2]	774	8,445
Yield to Maturity
(before expenses)	3.2%	3.2%	2.4%
Average Coupon	4.1%	4.1%	3.3%
Average Duration	5.1 years	5.3 years	5.5 years
Average Effective
Maturity	7.0 years	7.1 years	7.4 years
Short-Term
Reserves	1.9%	—	—

Sector Diversification (% of portfolio)
Government Mortgage-Backed			100.0%
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S.
government.

Volatility Measures
	Barclays
	MBS	Barclays
	Float Adj	Aggregate
	Index	FA Index
R-Squared	0.98	0.76
Beta	1.04	0.60
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year		1.9%
1 - 3 Years		4.9
3 - 5 Years		14.0
5 - 10 Years		71.4
10 - 20 Years		7.8

Distribution by Credit Quality (% of portfolio)
U.S. Government		98.1%
Aaa		1.9
For information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Coupon (% of portfolio)
Below 5%		84.5%
5% - 6%		13.0
Above 6%		2.5

Investment Focus

1 The expense ratios shown are from the prospectus dated December 21, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended August 31, 2013, the expense ratios were 0.12% for Signal Shares, and 0.12% for ETF Shares.
2 Issues are mortgage pools grouped by coupon.

Mortgage-Backed Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 19, 2009, Through August 31, 2013
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended August 31, 2013

			Since	Final Value
		One	Inception	of a $10,000
		Year	(11/19/2009)	Investment

	Mortgage-Backed Securities Index
	Fund ETF Shares Net Asset Value	-2.36%	2.81%	$11,104
	Mortgage-Backed Securities Index
	Fund ETF Shares Market Price	-2.60	2.77	11,089
	Barclays U.S. MBS Float Adjusted
••••••••	Index	-2.03	2.85	11,122

– – – –	U.S. Mortgage Funds Average	-1.47	3.64	11,449
	Spliced Barclays U.S. Aggregate Float
	Adjusted Index	-2.41	3.91	11,560

For a benchmark description, see the Glossary.

U.S. Mortgage Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

Mortgage-Backed Securities Index Fund

	Average Annual Total Returns
	Periods Ended August 31, 2013
		Since	Final Value
	One	Inception	of a $10,000
	Year	(12/3/2009)	Investment
Mortgage-Backed Securities Index Fund
Signal Shares	-2.35%	2.78%	$11,081
Barclays U.S. MBS Float Adjusted Index	-2.03	2.86	11,112
Spliced Barclays U.S. Aggregate Float
Adjusted Index	-2.41	3.92	11,546

"Since Inception" performance is calculated from the Signal Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: November 19, 2009, Through August 31, 2013

		Since
	One	Inception
	Year	(11/19/2009)
Mortgage-Backed Securities Index Fund ETF Shares
Market Price	-2.60%	10.89%
Mortgage-Backed Securities Index Fund ETF Shares
Net Asset Value	-2.36	11.04
Barclays U.S. MBS Float Adjusted Index	-2.03	11.22

"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): November 19, 2009, Through August 31, 2013
		Barclays
		MBS
		Float Adj
	ETF Shares Net Asset Value	Index
Fiscal Year	Total Returns	Total Returns
2010	4.39%	4.23%
2011	5.14	5.11
2012	3.62	3.62
2013	-2.36	-2.03

Mortgage-Backed Securities Index Fund

Average Annual Total Returns: Periods Ended June 30, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Signal Shares	12/3/2009	-1.07%	1.71%	1.30%	3.01%
ETF Shares	11/19/2009
Market Price		-1.38			3.01
Net Asset Value		-1.04			3.04

Mortgage-Backed Securities Index Fund

Financial Statements

Statement of Net Assets
As of August 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.9%)
Conventional Mortgage-Backed Securities (96.3%)
[1,2,3] Fannie Mae Pool		2.000%	9/1/28	2,600	2,502
[1,2,3] Fannie Mae Pool		2.500%	6/1/27–1/1/43	15,605	15,382
[1,2,3] Fannie Mae Pool		3.000%	10/1/26–9/1/43	47,983	47,220
[1,2,3] Fannie Mae Pool		3.500%	10/1/21–9/1/43	60,125	60,708
[1,2,3] Fannie Mae Pool		4.000%	7/1/18–9/1/43	52,669	54,730
[2,3]	Fannie Mae Pool	4.500%	4/1/15–9/1/43	38,036	40,298
[2,3]	Fannie Mae Pool	5.000%	12/1/14–10/1/43	30,705	33,111
[2,3]	Fannie Mae Pool	5.500%	12/1/16–9/1/43	24,787	27,077
[2,3]	Fannie Mae Pool	6.000%	12/1/13–10/1/43	17,633	19,464
[2,3]	Fannie Mae Pool	6.500%	4/1/16–9/1/43	7,373	8,259
[2,3]	Fannie Mae Pool	7.000%	12/1/15–10/1/37	1,243	1,417
[2,3]	Fannie Mae Pool	7.500%	11/1/22	16	19
[2,3]	Freddie Mac Gold Pool	2.000%	8/1/28	975	939
[2,3]	Freddie Mac Gold Pool	2.500%	6/1/28–2/1/43	12,240	12,038
[1,2,3] Freddie Mac Gold Pool		3.000%	1/1/27–9/1/43	22,188	21,855
[1,2,3] Freddie Mac Gold Pool		3.500%	7/1/25–9/1/43	30,811	31,003
[1,2,3] Freddie Mac Gold Pool		4.000%	7/1/18–9/1/43	28,768	29,810
[2,3]	Freddie Mac Gold Pool	4.500%	5/1/14–9/1/43	24,988	26,354
[1,2,3] Freddie Mac Gold Pool		5.000%	9/1/15–9/1/43	19,138	20,510
[2,3]	Freddie Mac Gold Pool	5.500%	4/1/14–9/1/43	17,731	19,194
[2,3]	Freddie Mac Gold Pool	6.000%	4/1/14–9/1/43	11,524	12,677
[2,3]	Freddie Mac Gold Pool	6.500%	10/1/28–9/1/39	4,225	4,739
[2,3]	Freddie Mac Gold Pool	7.000%	7/1/28–12/1/38	859	979
[2,3]	Freddie Mac Gold Pool	8.000%	11/1/22	3	3
2	Ginnie Mae I Pool	3.000%	1/15/26–9/1/43	5,065	4,929
2	Ginnie Mae I Pool	3.500%	2/15/26–9/1/43	6,429	6,501
[1,2]	Ginnie Mae I Pool	4.000%	7/15/24–9/1/43	11,338	11,803
[1,2]	Ginnie Mae I Pool	4.500%	9/15/18–9/1/43	16,126	17,173
[1,2]	Ginnie Mae I Pool	5.000%	1/15/18–9/1/43	9,890	10,680
2	Ginnie Mae I Pool	5.500%	10/15/32–8/1/43	5,183	5,673
2	Ginnie Mae I Pool	6.000%	4/15/28–9/1/43	4,754	5,239
2	Ginnie Mae I Pool	6.500%	5/15/24–1/15/39	1,255	1,438
2	Ginnie Mae I Pool	7.000%	10/15/27	12	13
2	Ginnie Mae II Pool	2.500%	2/20/28–6/20/28	1,260	1,266
[1,2]	Ginnie Mae II Pool	3.000%	10/20/26–9/1/43	21,167	20,609
[1,2]	Ginnie Mae II Pool	3.500%	12/20/25–9/1/43	35,168	35,561
2	Ginnie Mae II Pool	4.000%	9/20/25–9/1/43	20,945	21,839

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[1,2]	Ginnie Mae II Pool	4.500%	4/20/18–9/1/43	21,845	23,328
2	Ginnie Mae II Pool	5.000%	6/20/33–9/1/43	15,668	17,072
2	Ginnie Mae II Pool	5.500%	12/20/33–9/1/43	5,835	6,374
2	Ginnie Mae II Pool	6.000%	3/20/31–9/1/43	3,477	3,866
2	Ginnie Mae II Pool	6.500%	10/20/28–9/20/40	2,057	2,313
2	Ginnie Mae II Pool	7.000%	4/20/38–11/20/38	255	288
					686,253
Nonconventional Mortgage-Backed Securities (3.6%)
[2,3]	Fannie Mae Pool	2.193%	12/1/41	504	528
[2,3]	Fannie Mae Pool	2.205%	6/1/43	743	753
[2,3]	Fannie Mae Pool	2.206%	9/1/42	833	853
[2,3]	Fannie Mae Pool	2.240%	10/1/42	565	569
[2,3]	Fannie Mae Pool	2.268%	7/1/43	791	764
2,3,[4] Fannie Mae Pool		2.387%	9/1/37	33	36
[2,3]	Fannie Mae Pool	2.420%	5/1/42	521	531
[2,3]	Fannie Mae Pool	2.451%	5/1/43	531	523
[2,3]	Fannie Mae Pool	2.480%	10/1/42	524	534
[2,3]	Fannie Mae Pool	2.516%	12/1/40	769	785
[2,3]	Fannie Mae Pool	2.535%	10/1/40	299	305
[2,3]	Fannie Mae Pool	2.612%	11/1/41	141	145
[2,3]	Fannie Mae Pool	2.617%	12/1/41	157	163
[2,3]	Fannie Mae Pool	2.670%	1/1/42	154	158
[2,3]	Fannie Mae Pool	2.795%	3/1/42	780	792
[2,3]	Fannie Mae Pool	2.824%	3/1/41	742	759
[2,3]	Fannie Mae Pool	2.840%	11/1/41	394	403
[2,3]	Fannie Mae Pool	2.901%	12/1/40	220	223
[2,3]	Fannie Mae Pool	2.951%	5/1/42	185	196
[2,3]	Fannie Mae Pool	3.008%	3/1/42	336	356
[2,3]	Fannie Mae Pool	3.033%	3/1/41	694	706
[2,3]	Fannie Mae Pool	3.061%	2/1/42	582	615
[2,3]	Fannie Mae Pool	3.135%	2/1/41	23	23
[2,3]	Fannie Mae Pool	3.151%	2/1/41	55	56
[2,3]	Fannie Mae Pool	3.162%	12/1/40	38	40
[2,3]	Fannie Mae Pool	3.211%	12/1/40	39	40
[2,3]	Fannie Mae Pool	3.239%	10/1/40	53	54
[2,3]	Fannie Mae Pool	3.287%	5/1/41	255	263
[2,3]	Fannie Mae Pool	3.292%	1/1/40	10	10
[2,3]	Fannie Mae Pool	3.293%	11/1/40	39	41
[2,3]	Fannie Mae Pool	3.335%	8/1/42	333	347
[2,3]	Fannie Mae Pool	3.437%	12/1/39	459	476
[2,3]	Fannie Mae Pool	3.490%	10/1/39	75	78
[2,3]	Fannie Mae Pool	3.492%	5/1/40	18	19
[2,3]	Fannie Mae Pool	3.555%	3/1/40	21	22
[2,3]	Fannie Mae Pool	3.570%	7/1/41	417	442
[2,3]	Fannie Mae Pool	3.580%	8/1/39	90	92
[2,3]	Fannie Mae Pool	3.594%	11/1/39	76	79
[2,3]	Fannie Mae Pool	3.632%	4/1/41	179	180
[2,3]	Fannie Mae Pool	3.695%	5/1/40	1,052	1,096
[2,3]	Fannie Mae Pool	3.819%	9/1/40	601	627
[2,3]	Fannie Mae Pool	5.079%	3/1/38	67	72
2,3,[4] Fannie Mae Pool		5.265%	11/1/39	118	128
[2,3]	Fannie Mae Pool	5.369%	8/1/39	250	269
[2,3]	Fannie Mae Pool	5.658%	4/1/37	44	47
[2,3]	Fannie Mae Pool	6.113%	10/1/37	347	372
[2,3]	Freddie Mac Non Gold Pool	2.584%	2/1/42	257	265

Mortgage-Backed Securities Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3,[4] Freddie Mac Non Gold Pool		2.677%	10/1/37	26	28
[2,3]	Freddie Mac Non Gold Pool	2.703%	12/1/40	125	128
[2,3]	Freddie Mac Non Gold Pool	2.782%	1/1/41	135	138
[2,3]	Freddie Mac Non Gold Pool	2.931%	2/1/41	39	41
[2,3]	Freddie Mac Non Gold Pool	2.948%	2/1/41	578	599
[2,3]	Freddie Mac Non Gold Pool	3.078%	6/1/41	452	469
[2,3]	Freddie Mac Non Gold Pool	3.364%	5/1/40	6	6
[2,3]	Freddie Mac Non Gold Pool	3.428%	3/1/42	367	383
[2,3]	Freddie Mac Non Gold Pool	3.450%	4/1/40	27	28
[2,3]	Freddie Mac Non Gold Pool	3.463%	8/1/40	96	100
[2,3]	Freddie Mac Non Gold Pool	3.559%	11/1/39	85	88
[2,3]	Freddie Mac Non Gold Pool	3.566%	6/1/40	134	140
[2,3]	Freddie Mac Non Gold Pool	3.622%	6/1/40	274	284
[2,3]	Freddie Mac Non Gold Pool	3.642%	1/1/40	59	61
[2,3]	Freddie Mac Non Gold Pool	3.676%	9/1/40	144	150
[2,3]	Freddie Mac Non Gold Pool	4.021%	3/1/40	970	1,012
[2,3]	Freddie Mac Non Gold Pool	4.063%	12/1/39	66	69
[2,3]	Freddie Mac Non Gold Pool	4.801%	12/1/35	64	67
[2,3]	Freddie Mac Non Gold Pool	5.247%	3/1/38	348	371
[2,3]	Freddie Mac Non Gold Pool	6.354%	2/1/37	36	38
2	Ginnie Mae II Pool	2.500%	11/20/40–1/20/42	2,437	2,532
2	Ginnie Mae II Pool	3.000%	11/20/40–11/20/41	1,504	1,587
2	Ginnie Mae II Pool	3.500%	7/20/41–8/20/41	567	585
2	Ginnie Mae II Pool	3.750%	1/20/40	75	78
2	Ginnie Mae II Pool	4.000%	10/20/39–12/20/39	504	526
					25,343
Total U.S. Government and Agency Obligations (Cost $725,350)					711,596

				Shares
Temporary Cash Investment (15.9%)
Money Market Fund (15.9%)
5	Vanguard Market Liquidity Fund (Cost $113,110)	0.122%		113,110,000	113,110
Total Investments (115.8%) (Cost $838,460)					824,706
Other Assets and Liabilities (-15.8%)
Other Assets					76,803
Liabilities					(189,283)
					(112,480)
Net Assets (100%)					712,226

Mortgage-Backed Securities Index Fund

At August 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	731,735
Undistributed Net Investment Income	12
Accumulated Net Realized Losses	(5,767)
Unrealized Appreciation (Depreciation)	(13,754)
Net Assets	712,226

Signal Shares—Net Assets
Applicable to 14,502,813 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	295,168
Net Asset Value Per Share—Signal Shares	$20.35

ETF Shares—Net Assets
Applicable to 8,201,190 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	417,058
Net Asset Value Per Share—ETF Shares	$50.85

See Note A in Notes to Financial Statements.
1 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of August 31, 2013.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
4 Adjustable-rate security.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is th 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Assets and Liabilities
As of August 31, 2013

Market
Value
($000)
Assets
Investments in Securities, at Value
Unaffiliated Issuers	711,596
Affiliated Vanguard Funds	113,110
Total Investments in Securities	824,706
Receivables for Investment Securities Sold	72,066
Other Assets	4,737
Total Assets	901,509
Liabilities
Payables for Investment Securities Purchased	187,924
Other Liabilities	1,359
Total Liabilities	189,283
Net Assets	712,226

See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Operations

Year Ended
August 31, 2013
($000)
Investment Income
Income
Interest[1]	4,859
Total Income	4,859
Expenses
The Vanguard Group—Note B
Investment Advisory Services	19
Management and Administrative—Signal Shares	251
Management and Administrative—Institutional Shares	2
Management and Administrative—ETF Shares	274
Marketing and Distribution—Signal Shares	70
Marketing and Distribution—Institutional Shares	2
Marketing and Distribution—ETF Shares	86
Custodian Fees	78
Auditing Fees	36
Shareholders’ Reports—Signal Shares	5
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	16
Trustees’ Fees and Expenses	1
Total Expenses	840
Net Investment Income	4,019
Realized Net Gain (Loss) on Investment Securities Sold	(4,358)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(17,819)
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,158)
1 Interest income from an affiliated company of the fund was $366,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,019	2,859
Realized Net Gain (Loss)	(4,358)	1,846
Change in Unrealized Appreciation (Depreciation)	(17,819)	2,268
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,158)	6,973
Distributions
Net Investment Income
Signal Shares	(1,833)	(290)
Institutional Shares	(26)	(58)
ETF Shares	(2,167)	(2,485)
Realized Capital Gain[1]
Signal Shares	(1,465)	(78)
Institutional Shares	(73)	—
ETF Shares	(1,423)	(633)
Total Distributions	(6,987)	(3,544)
Capital Share Transactions
Signal Shares	96,081	195,740
Institutional Shares	(14,605)	14,637
ETF Shares	182,530	171,898
Net Increase (Decrease) from Capital Share Transactions	264,006	382,275
Total Increase (Decrease)	238,861	385,704
Net Assets
Beginning of Period	473,365	87,661
End of Period[2]	712,226	473,365

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $2,874,000 and $682,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $12,000 and $19,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Signal Shares
				Dec. 3,
				2009[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$21.06	$20.76	$20.52	$20.04
Investment Operations
Net Investment Income	.118	.344	.456	.332
Net Realized and Unrealized Gain (Loss) on Investments	(.608)	.399	.569	.487
Total from Investment Operations	(.490)	.743	1.025	.819
Distributions
Dividends from Net Investment Income	(.118)	(.342)	(.456)	(.339)
Distributions from Realized Capital Gains	(.102)	(.101)	(.329)	—
Total Distributions	(.220)	(.443)	(.785)	(.339)
Net Asset Value, End of Period	$20.35	$21.06	$20.76	$20.52

Total Return[2]	-2.35%	3.63%	5.16%	4.13%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$295	$211	$15	$6
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.15%	0.15%[3]
Ratio of Net Investment Income to Average Net Assets	0.57%	1.57%	2.30%	2.12%[3]
Portfolio Turnover Rate[4]	840%	529%	344%	402%

1 Inception.
2 Total Returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Includes 371%, 231%, 187%, and 166% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

Institutional Shares
	Sept. 1,	May 9,
	2012 to	2012[1] to
	Jan. 22,	Aug. 31,
For a Share Outstanding Throughout Each Period	2013[2]	2012
Net Asset Value, Beginning of Period	$28.34	$28.10
Investment Operations
Net Investment Income	.042	.137
Net Realized and Unrealized Gain (Loss) on Investments	(.146)	.218
Total from Investment Operations	(.104)	.355
Distributions
Dividends from Net Investment Income	(.049)	(.115)
Distributions from Realized Capital Gains	(.137)	—
Total Distributions	(.186)	(.115)
Net Asset Value, End of Period	$28.05[2]	$28.34

Total Return[3]	-0.37%	1.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$0	$15
Ratio of Total Expenses to Average Net Assets	0.09%	0.09%[4]
Ratio of Net Investment Income to Average Net Assets	0.35%	1.60%[4]
Portfolio Turnover Rate[5]	840%	529%

1 Inception.
2 Net asset value as of January 22, 2013, at which date all shares were redeemed.
3 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Includes 371% and 231% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Financial Highlights

ETF Shares
				Nov. 19,
				2009[1] to
		Year Ended August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$52.63	$51.90	$51.31	$49.98
Investment Operations
Net Investment Income	.292	.875	1.142	.836
Net Realized and Unrealized Gain (Loss) on Investments[2]	(1.524)	.976	1.412	1.338
Total from Investment Operations	(1.232)	1.851	2.554	2.174
Distributions
Dividends from Net Investment Income	(.294)	(.868)	(1.142)	(.844)
Distributions from Realized Capital Gains	(.254)	(.253)	(.822)	—
Total Distributions	(.548)	(1.121)	(1.964)	(.844)
Net Asset Value, End of Period	$50.85	$52.63	$51.90	$51.31

Total Return[3]	-2.36%	3.62%	5.14%	4.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$417	$247	$73	$31
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.15%	0.15%[4]
Ratio of Net Investment Income to Average Net Assets	0.57%	1.57%	2.30%	2.12%[4]
Portfolio Turnover Rate[5]	840%	529%	344%	402%

1 Inception.
2 Includes increases from purchase fees of $.01, $.02, $.00, and $.00.
3 Total Returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
4 Annualized.
5 Includes 371%, 231%, 187%, and 166% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Mortgage-Backed Securities Index Fund

Notes to Financial Statements

Vanguard Mortgage-Backed Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Signal Shares, Institutional Shares, and ETF Shares. Signal Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. All outstanding Institutional Shares were redeemed on January 22, 2013. The Fund has not issued any additional Institutional Shares as of August 31, 2013. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may enter into TBA sells to reduce its exposure to the mortgage-backed securities market or in order to dispose of mortgage-backed securities it owns under delayed-delivery arrangements. For TBA purchases, the fund maintains cash or short-term investments until settlement date in an amount sufficient to meet the purchase price.

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities. The primary risk associated with mortgage dollar rolls is that a counterparty will default on its obligations. This risk is mitigated by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring exposure to each counterparty.

Mortgage-Backed Securities Index Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (August 31, 2010–2013), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Fees, if any, assessed on purchases of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2013, the fund had contributed capital of $90,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of August 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	711,596	—
Temporary Cash Investments	113,110	—	—
Total	113,110	711,596	—

Mortgage-Backed Securities Index Fund

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $152,000 from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2013, the fund had available capital losses totaling $5,547,000 that may be carried forward indefinitely to offset future net capital gains.

At August 31, 2013, the cost of investment securities for tax purposes was $838,680,000. Net unrealized depreciation of investment securities for tax purposes was $13,974,000, consisting of unrealized gains of $830,000 on securities that had risen in value since their purchase and $14,804,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2013, the fund purchased $5,991,238,000 of investment securities and sold $5,716,361,000 of investment securities, other than temporary cash investments.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2013		2012
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Signal Shares
Issued[1]	258,637	12,391	209,248	9,956
Issued in Lieu of Cash Distributions	1,174	56	277	13
Redeemed	(163,730)	(7,971)	(13,785)	(663)
Net Increase (Decrease) —Signal Shares	96,081	4,476	195,740	9,306
Institutional Shares[2]
Issued[1]	1,571	55	15,173	540
Issued in Lieu of Cash Distributions	99	4	58	2
Redeemed	(16,275)	(580)	(594)	(21)
Net Increase (Decrease) —Institutional Shares	(14,605)	(521)	14,637	521
ETF Shares
Issued[1]	377,501	7,300	171,898	3,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(194,971)	(3,800)	—	—
Net Increase (Decrease)—ETF Shares	182,530	3,500	171,898	3,300
1 Includes purchase fees for fiscal 2013 and 2012 of $218,000 and $98,000, respectively (fund totals).
2 Inception was May 9, 2012. On January 22, 2013, all Institutional Shares were redeemed.

Mortgage-Backed Securities Index Fund

At August 31, 2013, one shareholder was the record or beneficial owner of 33% of the fund’s net assets. If the shareholder were to redeem its total investment in the fund, the redemption might result in an increase to the fund’s expense ratio, cause the fund to incur higher transaction costs, or result in the realization of taxable capital gains.

G. Management has determined that no material events or transactions occurred subsequent to August 31, 2013, that would require recognition in these financial statements. On October 16, 2013, Signal Shares were renamed Admiral Shares.

Report of Independent Registered
Public Accounting Firm

To the Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund:

In our opinion, the accompanying statements of net assets, the statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Government Bond Index Fund, Vanguard Intermediate-Term Government Bond Index Fund, Vanguard Long-Term Government Bond Index Fund, Vanguard Short-Term Corporate Bond Index Fund, Vanguard Intermediate-Term Corporate Bond Index Fund, Vanguard Long-Term Corporate Bond Index Fund and Vanguard Mortgage-Backed Securities Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds”) at August 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 16, 2013

Special 2013 tax information (unaudited) for Vanguard Short-Term Government Bond
Index Fund

This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $427,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 99.9% of income dividends are interest-related dividends.

Special 2013 tax information (unaudited) for Vanguard Intermediate-Term Government Bond
Index Fund

This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $2,714,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2013 tax information (unaudited) for Vanguard Long-Term Government Bond
Index Fund

This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $312,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

Special 2013 tax information (unaudited) for Vanguard Short-Term Corporate Bond Index Fund
This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $5,432,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 80.9% of income dividends are interest-related dividends.

Special 2013 tax information (unaudited) for Vanguard Intermediate-Term Corporate Bond
Index Fund
This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $9,718,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 84.5% of income dividends are interest-related dividends.

Special 2013 tax information (unaudited) for Vanguard Long-Term Corporate Bond Index Fund
This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $1,057,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 84.8% of income dividends are interest-related dividends.

Special 2013 tax information (unaudited) for Vanguard Mortgage-Backed Securities Index Fund
This information for the fiscal year ended August 31, 2013, is included pursuant to provisions of the
Internal Revenue Code.
The fund distributed $230,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.
For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.
For nonresident alien shareholders, 97.0% of income dividends are interest-related dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended August 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2013	8/31/2013	Period
Based on Actual Fund Return
Short-Term Government Bond Index Fund
Signal Shares	$1,000.00	$999.21	$0.60
Institutional Shares	1,000.00	999.37	0.45
ETF Shares	1,000.00	999.06	0.60
Intermediate-Term Government Bond Index Fund
Signal Shares	$1,000.00	$969.05	$0.60
Institutional Shares	1,000.00	969.37	0.45
ETF Shares	1,000.00	969.41	0.60
Long-Term Government Bond Index Fund
Signal Shares	$1,000.00	$913.46	$0.58
Institutional Shares	1,000.00	913.58	0.43
ETF Shares	1,000.00	913.26	0.58
Short-Term Corporate Bond Index Fund
Signal Shares	$1,000.00	$994.42	$0.60
Institutional Shares	1,000.00	994.24	0.45
ETF Shares	1,000.00	994.09	0.60
Intermediate-Term Corporate Bond Index Fund
Signal Shares	$1,000.00	$959.23	$0.59
Institutional Shares	1,000.00	959.37	0.44
ETF Shares	1,000.00	959.12	0.59
Long-Term Corporate Bond Index Fund
Signal Shares	$1,000.00	$935.48	$0.59
Institutional Shares	1,000.00	935.72	0.44
ETF Shares	1,000.00	935.36	0.59
Mortgage-Backed Securities Index Fund
Signal Shares	$1,000.00	$978.87	$0.60
ETF Shares	1,000.00	978.77	0.60

Six Months Ended August 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	2/28/2013	8/31/2013	Period
Based on Hypothetical 5% Yearly Return
Short-Term Government Bond Index Fund
Signal Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.60	0.61
Intermediate-Term Government Bond Index Fund
Signal Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.60	0.61
Long-Term Government Bond Index Fund
Signal Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.60	0.61
Short-Term Corporate Bond Index Fund
Signal Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.60	0.61
Intermediate-Term Corporate Bond Index Fund
Signal Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.60	0.61
Long-Term Corporate Bond Index Fund
Signal Shares	$1,000.00	$1,024.60	$0.61
Institutional Shares	1,000.00	1,024.75	0.46
ETF Shares	1,000.00	1,024.60	0.61
Mortgage-Backed Securities Index Fund
Signal Shares	$1,000.00	$1,024.60	$0.61
ETF Shares	1,000.00	1,024.60	0.61

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Government Bond Index Fund, 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Intermediate-Term Government Bond Index Fund, 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Long-Term Government Bond Index Fund, 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Short-Term Corporate Bond Index Fund, 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Intermediate-Term Corporate Bond Index Fund, 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Long-Term Corporate Bond Index Fund, 0.12% for Signal Shares, 0.09% for Institutional Shares, and 0.12% for ETF Shares; for the Mortgage-Backed Securities Index Fund, 0.12% for Signal Shares and 0.12% for ETF Shares. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Short-Term Government Bond Index Fund, Intermediate-Term Government Bond Index Fund, Long-Term Government Bond Index Fund, Short-Term Corporate Bond Index Fund, Intermediate-Term Corporate Bond Index Fund, Long-Term Corporate Bond Index Fund, and Mortgage-Backed Securities Index Fund has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor to the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the funds since their inception in 2009, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the funds’ performance since their inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about each fund’s most recent performance can be found in the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratios charged by funds in its peer group and that the funds’ advisory fee rates were also well below their peer-group averages. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the funds’ at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 181 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta
Born 1945. Trustee Since December 2001. [2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
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Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q16420 102013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2013: $510,000 Fiscal Year Ended August 31, 2012: $455,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2013: $5,714,113
Fiscal Year Ended August 31, 2012: $4,809,780

Includes fees billed in connection with audits of the Registrant and other registered investment companies in the Vanguard complex. Also includes fees billed in connection with audits of The Vanguard Group, Inc. and Vanguard Marketing Corporation for Fiscal Year Ended August 31, 2013.

(b) Audit-Related Fees.

Fiscal Year Ended August 31, 2013: $1,552,950
Fiscal Year Ended August 31, 2012: $1,812,565

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended August 31, 2013: $110,000
Fiscal Year Ended August 31, 2012: $490,518

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation. Also includes fees billed in connection with certain tax services related to audits of the Registrant and other registered investment companies in the Vanguard complex for Fiscal Year Ended August 31, 2012.

(d) All Other Fees.

Fiscal Year Ended August 31, 2013: $132,000
Fiscal Year Ended August 31, 2012: $16,000

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2013: $242,000
Fiscal Year Ended August 31, 2012: $506,518

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, Alfred M. Rankin, Jr., and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)

Common Stocks (99.8%)[1]
Consumer Discretionary (14.7%)
Wal-Mart Stores Inc.	85,507	6,240
Comcast Corp. Class A	139,470	5,870
Walt Disney Co.	95,642	5,818
Home Depot Inc.	77,745	5,791
* Amazon.com Inc.	19,548	5,493
McDonald's Corp.	53,379	5,037
* eBay Inc.	69,005	3,450
Ford Motor Co.	205,239	3,323
* Twenty-First Century Fox Inc.	105,624	3,309
Time Warner Inc.	49,638	3,005
Starbucks Corp.	39,837	2,809
Lowe's Cos. Inc.	57,801	2,648
Costco Wholesale Corp.	23,101	2,584
* priceline.com Inc.	2,745	2,576
NIKE Inc. Class B	37,687	2,368
Target Corp.	34,147	2,162
Viacom Inc. Class B	25,870	2,058
TJX Cos. Inc.	38,224	2,015
Yum! Brands Inc.	23,813	1,667
Time Warner Cable Inc.	15,519	1,666
CBS Corp. Class B	32,571	1,664
* DIRECTV	27,729	1,613
* General Motors Co.	44,234	1,508
Johnson Controls Inc.	36,444	1,477
* Liberty Global plc Class A	18,190	1,413
Las Vegas Sands Corp.	20,864	1,176
* Discovery Communications Inc. Class A	12,919	1,001
* Dollar General Corp.	17,479	943
Delphi Automotive plc	16,692	918
Macy's Inc.	20,358	905
VF Corp.	4,739	887
* Bed Bath & Beyond Inc.	11,566	853
McGraw Hill Financial Inc.	14,580	851
Omnicom Group Inc.	13,704	831
Estee Lauder Cos. Inc. Class A	12,399	810
Carnival Corp.	22,218	802
* Michael Kors Holdings Ltd.	10,802	800
Ross Stores Inc.	11,781	792
* AutoZone Inc.	1,881	790
Coach Inc.	14,839	784
* Netflix Inc.	2,664	756
* Liberty Media Corp. Class A	5,458	745
Mattel Inc.	18,336	743
* Tesla Motors Inc.	4,371	739
* O'Reilly Automotive Inc.	5,964	732
L Brands Inc.	12,704	729
Harley-Davidson Inc.	11,853	711
* Chipotle Mexican Grill Inc. Class A	1,639	669
Starwood Hotels & Resorts Worldwide Inc.	10,253	656
* Liberty Interactive Corp. Class A	28,096	634
* Dollar Tree Inc.	11,964	631
Genuine Parts Co.	8,155	628
Wynn Resorts Ltd.	4,348	613
BorgWarner Inc.	6,237	602
Kohl's Corp.	11,739	602
Gap Inc.	14,884	602
Sirius XM Radio Inc.	164,592	589
* CarMax Inc.	11,929	567
PVH Corp.	4,379	564
Whirlpool Corp.	4,245	546
Best Buy Co. Inc.	14,604	526

1

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Ralph Lauren Corp. Class A	3,101	513
DISH Network Corp. Class A	11,069	498
Marriott International Inc. Class A	12,436	497
Staples Inc.	35,238	490
* LKQ Corp.	15,804	462
Tractor Supply Co.	3,759	460
Avon Products Inc.	23,207	459
Tiffany & Co.	5,853	451
* TripAdvisor Inc.	6,038	447
* Hertz Global Holdings Inc.	18,455	443
* Charter Communications Inc. Class A	3,597	437
Nordstrom Inc.	7,679	428
Wyndham Worldwide Corp.	7,201	427
Scripps Networks Interactive Inc. Class A	5,746	423
News Corp. Class A	26,355	414
H&R Block Inc.	14,405	402
* TRW Automotive Holdings Corp.	5,810	401
Nielsen Holdings NV	11,593	400
PetSmart Inc.	5,569	392
* Mohawk Industries Inc.	3,290	387
Newell Rubbermaid Inc.	15,237	386
Polaris Industries Inc.	3,499	382
Family Dollar Stores Inc.	5,187	369
Interpublic Group of Cos. Inc.	22,730	357
* MGM Resorts International	19,812	351
* Ulta Salon Cosmetics & Fragrance Inc.	3,290	327
Fortune Brands Home & Security Inc.	8,845	326
* Fossil Group Inc.	2,783	323
GameStop Corp. Class A	6,410	322
Darden Restaurants Inc.	6,938	321
Royal Caribbean Cruises Ltd.	8,712	320
* Under Armour Inc. Class A	4,382	318
PulteGroup Inc.	20,644	318
Hanesbrands Inc.	5,316	316
Advance Auto Parts Inc.	3,813	305
Williams-Sonoma Inc.	5,268	297
Gannett Co. Inc.	12,308	297
Lear Corp.	4,258	293
Signet Jewelers Ltd.	4,249	282
Lennar Corp. Class A	8,794	280
* Toll Brothers Inc.	9,032	276
Hasbro Inc.	6,022	275
DR Horton Inc.	15,009	268
Expedia Inc.	5,645	264
Garmin Ltd.	6,470	264
* Goodyear Tire & Rubber Co.	13,092	263
International Game Technology	13,888	262
* Jarden Corp.	5,941	255
Foot Locker Inc.	7,918	255
Nu Skin Enterprises Inc. Class A	3,019	253
Dick's Sporting Goods Inc.	5,323	247
* Urban Outfitters Inc.	5,752	241
Dunkin' Brands Group Inc.	5,581	241
Carter's Inc.	3,238	238
* WABCO Holdings Inc.	3,032	236
Tupperware Brands Corp.	2,909	235
* Sally Beauty Holdings Inc.	8,940	234
* Panera Bread Co. Class A	1,397	229
Harman International Industries Inc.	3,525	226
Leggett & Platt Inc.	7,648	221
* NVR Inc.	256	219
Service Corp. International	11,149	202
* Liberty Global plc	2,708	199
* AMC Networks Inc. Class A	3,144	195

2

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Penn National Gaming Inc.	3,580	188
* Madison Square Garden Co. Class A	3,225	188
Cablevision Systems Corp. Class A	10,523	187
* Visteon Corp.	2,569	184
Cinemark Holdings Inc.	6,206	183
Domino's Pizza Inc.	2,932	180
* Lamar Advertising Co. Class A	4,239	178
Gentex Corp.	7,707	174
* Liberty Ventures Class A	2,015	173
DSW Inc. Class A	1,962	169
* Cabela's Inc.	2,478	162
* Avis Budget Group Inc.	5,813	156
* Bally Technologies Inc.	2,136	154
Starz	6,165	154
Brinker International Inc.	3,819	153
American Eagle Outfitters Inc.	10,322	149
* Lions Gate Entertainment Corp.	4,208	147
Abercrombie & Fitch Co.	4,119	145
Chico's FAS Inc.	8,588	134
Thor Industries Inc.	2,446	125
Washington Post Co. Class B	222	125
* Tempur Sealy International Inc.	3,244	125
* AutoNation Inc.	2,672	125
* Pandora Media Inc.	6,754	124
Wendy's Co.	15,167	115
Six Flags Entertainment Corp.	3,443	114
* JC Penney Co. Inc.	9,105	114
* DreamWorks Animation SKG Inc. Class A	3,976	113
* Ascena Retail Group Inc.	6,775	111
Aaron's Inc.	4,076	110
* Big Lots Inc.	3,070	109
KAR Auction Services Inc.	4,031	107
John Wiley & Sons Inc. Class A	2,420	106
Dillard's Inc. Class A	1,388	106
* Deckers Outdoor Corp.	1,776	104
Burger King Worldwide Inc.	5,228	102
DeVry Inc.	3,407	102
* Sears Holdings Corp.	2,290	101
* Hyatt Hotels Corp. Class A	2,304	100
* Apollo Group Inc. Class A	5,286	98
Guess? Inc.	3,161	96
* HomeAway Inc.	2,947	93
* CST Brands Inc.	3,117	92
Regal Entertainment Group Class A	4,436	79
AMERCO	483	79
Choice Hotels International Inc.	1,380	53
Weight Watchers International Inc.	1,448	52
SeaWorld Entertainment Inc.	1,588	48
* Norwegian Cruise Line Holdings Ltd.	1,369	43
* Taylor Morrison Home Corp. Class A	1,654	34
* Clear Channel Outdoor Holdings Inc. Class A	1,750	13
		131,586
Consumer Staples (8.2%)
Procter & Gamble Co.	145,765	11,354
Coca-Cola Co.	203,339	7,763
Philip Morris International Inc.	86,856	7,247
PepsiCo Inc.	82,243	6,557
CVS Caremark Corp.	65,177	3,784
Altria Group Inc.	106,769	3,617
Mondelez International Inc. Class A	94,850	2,909
Colgate-Palmolive Co.	49,611	2,866
Walgreen Co.	50,315	2,419
Kimberly-Clark Corp.	20,537	1,920
General Mills Inc.	34,177	1,686

3

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Kraft Foods Group Inc.	31,549	1,633
Archer-Daniels-Midland Co.	35,074	1,235
Whole Foods Market Inc.	19,778	1,043
Sysco Corp.	31,594	1,012
Kroger Co.	27,634	1,011
Lorillard Inc.	20,028	847
Kellogg Co.	13,823	839
Mead Johnson Nutrition Co.	10,679	801
Reynolds American Inc.	16,737	797
ConAgra Foods Inc.	22,115	748
Hershey Co.	8,066	742
* Green Mountain Coffee Roasters Inc.	8,021	692
Bunge Ltd.	7,914	600
JM Smucker Co.	5,618	596
Clorox Co.	6,931	573
Brown-Forman Corp. Class B	8,134	545
Coca-Cola Enterprises Inc.	14,564	545
Beam Inc.	8,464	530
Dr Pepper Snapple Group Inc.	10,844	485
McCormick & Co. Inc.	6,937	469
Church & Dwight Co. Inc.	7,441	442
* Constellation Brands Inc. Class A	8,091	439
Tyson Foods Inc. Class A	14,852	430
* Monster Beverage Corp.	7,221	414
Campbell Soup Co.	9,323	403
Molson Coors Brewing Co. Class B	7,514	367
Safeway Inc.	12,829	332
Energizer Holdings Inc.	3,235	320
Hormel Foods Corp.	7,118	295
Herbalife Ltd.	4,434	271
GNC Holdings Inc. Class A	5,254	267
Ingredion Inc.	4,039	254
* Smithfield Foods Inc.	7,443	250
Hillshire Brands Co.	6,612	214
Flowers Foods Inc.	9,125	190
* Fresh Market Inc.	2,182	107
* Dean Foods Co.	5,017	96
* WhiteWave Foods Co. Class A	4,096	78
* WhiteWave Foods Co. Class B	3,369	64
Pinnacle Foods Inc.	1,741	47
		73,145
Energy (9.9%)
Exxon Mobil Corp.	236,303	20,596
Chevron Corp.	103,075	12,413
Schlumberger Ltd.	70,718	5,724
ConocoPhillips	65,046	4,313
Occidental Petroleum Corp.	42,863	3,781
Anadarko Petroleum Corp.	26,594	2,431
Halliburton Co.	49,452	2,374
EOG Resources Inc.	14,507	2,278
Phillips 66	32,892	1,878
Apache Corp.	20,745	1,777
National Oilwell Varco Inc.	22,793	1,693
Kinder Morgan Inc.	35,130	1,332
Williams Cos. Inc.	36,377	1,318
Marathon Oil Corp.	37,751	1,300
Marathon Petroleum Corp.	17,338	1,257
Pioneer Natural Resources Co.	7,167	1,254
Devon Energy Corp.	21,515	1,228
Hess Corp.	16,252	1,216
Spectra Energy Corp.	35,488	1,175
Noble Energy Inc.	18,991	1,167
Baker Hughes Inc.	23,439	1,090
Valero Energy Corp.	29,014	1,031

4

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Cabot Oil & Gas Corp.	22,362	875
Seadrill Ltd.	18,812	870
Chesapeake Energy Corp.	30,759	794
* Cameron International Corp.	13,274	754
* Southwestern Energy Co.	18,649	712
EQT Corp.	8,051	690
Murphy Oil Corp.	10,068	679
* FMC Technologies Inc.	12,621	677
Range Resources Corp.	8,597	645
* Concho Resources Inc.	5,616	542
HollyFrontier Corp.	10,765	479
Oceaneering International Inc.	5,654	439
Cimarex Energy Co.	4,651	390
CONSOL Energy Inc.	12,167	380
* Cheniere Energy Inc.	12,875	360
* Cobalt International Energy Inc.	14,703	359
* Denbury Resources Inc.	19,811	343
Tesoro Corp.	7,300	336
Helmerich & Payne Inc.	5,133	324
* Whiting Petroleum Corp.	6,234	315
QEP Resources Inc.	9,565	261
* Oil States International Inc.	2,871	256
Peabody Energy Corp.	14,409	248
* Dresser-Rand Group Inc.	4,014	245
* Gulfport Energy Corp.	4,131	244
Nabors Industries Ltd.	15,684	242
Diamond Offshore Drilling Inc.	3,741	240
SM Energy Co.	3,470	237
* Rowan Cos. plc Class A	6,686	237
* Dril-Quip Inc.	2,215	226
* Superior Energy Services Inc.	8,540	210
* Continental Resources Inc.	2,188	202
* WPX Energy Inc.	10,741	200
* Oasis Petroleum Inc.	4,876	191
* Atwood Oceanics Inc.	3,140	175
* Newfield Exploration Co.	7,186	171
* Ultra Petroleum Corp.	8,220	170
Patterson-UTI Energy Inc.	7,797	153
World Fuel Services Corp.	3,859	147
* SandRidge Energy Inc.	26,250	135
* First Solar Inc.	3,676	135
* Unit Corp.	2,533	117
* McDermott International Inc.	12,619	95
Golar LNG Ltd.	2,258	84
* Laredo Petroleum Holdings Inc.	2,287	60
* Kosmos Energy Ltd.	5,442	55
RPC Inc.	3,185	45
* SolarCity Corp.	1,124	35
CVR Energy Inc.	813	35
PBF Energy Inc. Class A	1,191	26
		88,466
Financial Services (18.5%)
* Berkshire Hathaway Inc. Class B	95,709	10,645
Wells Fargo & Co.	256,671	10,544
JPMorgan Chase & Co.	201,019	10,157
Bank of America Corp.	573,135	8,093
Citigroup Inc.	161,755	7,818
Visa Inc. Class A	27,871	4,861
Mastercard Inc. Class A	6,222	3,771
Goldman Sachs Group Inc.	24,424	3,716
* American International Group Inc.	78,435	3,644
American Express Co.	50,431	3,626
US Bancorp	98,260	3,550
Simon Property Group Inc.	16,551	2,410

5

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
MetLife Inc.	47,451	2,192
Morgan Stanley	80,919	2,084
PNC Financial Services Group Inc.	28,223	2,040
Capital One Financial Corp.	30,991	2,000
Prudential Financial Inc.	24,742	1,853
Bank of New York Mellon Corp.	61,698	1,835
BlackRock Inc.	6,939	1,806
State Street Corp.	24,183	1,613
ACE Ltd.	18,178	1,595
Travelers Cos. Inc.	19,956	1,594
American Tower Corporation	20,969	1,457
Aflac Inc.	24,874	1,437
BB&T Corp.	37,208	1,264
Discover Financial Services	26,065	1,232
Charles Schwab Corp.	58,542	1,222
Marsh & McLennan Cos. Inc.	29,270	1,207
Allstate Corp.	24,881	1,192
CME Group Inc.	16,750	1,191
Public Storage	7,689	1,174
Chubb Corp.	13,712	1,140
Aon plc	16,519	1,097
Franklin Resources Inc.	21,871	1,010
Equity Residential	19,177	995
HCP Inc.	24,102	982
Ventas Inc.	15,518	966
T. Rowe Price Group Inc.	13,694	960
Prologis Inc.	26,557	936
Health Care REIT Inc.	15,145	930
Ameriprise Financial Inc.	10,779	929
SunTrust Banks Inc.	28,789	922
AvalonBay Communities Inc.	6,938	860
Fifth Third Bancorp	46,581	852
Weyerhaeuser Co.	30,967	848
Boston Properties Inc.	8,154	836
Vornado Realty Trust	10,034	816
Progressive Corp.	31,992	802
M&T Bank Corp.	6,930	785
Loews Corp.	16,323	726
Invesco Ltd.	23,675	719
Hartford Financial Services Group Inc.	24,238	717
Regions Financial Corp.	75,466	709
Northern Trust Corp.	12,796	702
Fidelity National Information Services Inc.	15,586	693
* Fiserv Inc.	7,176	691
* IntercontinentalExchange Inc.	3,782	680
Host Hotels & Resorts Inc.	39,550	674
Thomson Reuters Corp.	19,929	655
Moody's Corp.	10,296	654
Principal Financial Group Inc.	15,597	638
General Growth Properties Inc.	31,559	605
Lincoln National Corp.	14,262	600
Annaly Capital Management Inc.	50,731	592
KeyCorp	48,861	570
SLM Corp.	23,571	565
NYSE Euronext	12,951	541
Western Union Co.	29,597	519
* CIT Group Inc.	10,661	510
* Alliance Data Systems Corp.	2,525	494
* Affiliated Managers Group Inc.	2,832	494
American Capital Agency Corp.	21,150	481
XL Group plc Class A	15,601	461
Kimco Realty Corp.	21,911	439
Unum Group	14,271	421
SL Green Realty Corp.	4,789	418

6

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Realty Income Corp.	10,433	412
Macerich Co.	7,240	407
Comerica Inc.	9,901	404
Cincinnati Financial Corp.	8,729	399
Leucadia National Corp.	15,773	393
Plum Creek Timber Co. Inc.	8,651	383
* Markel Corp.	742	379
Digital Realty Trust Inc.	6,783	377
* Arch Capital Group Ltd.	7,052	376
Equifax Inc.	6,312	373
Everest Re Group Ltd.	2,695	369
Rayonier Inc.	6,663	368
Huntington Bancshares Inc.	44,512	367
* FleetCor Technologies Inc.	3,552	366
* Alleghany Corp.	896	347
New York Community Bancorp Inc.	23,457	344
Torchmark Corp.	4,824	332
Federal Realty Investment Trust	3,382	329
* CBRE Group Inc. Class A	14,857	325
TD Ameritrade Holding Corp.	12,376	318
* Genworth Financial Inc. Class A	26,218	309
UDR Inc.	13,372	302
Essex Property Trust Inc.	2,063	296
Fidelity National Financial Inc. Class A	12,103	287
Camden Property Trust	4,608	285
* Ocwen Financial Corp.	5,599	282
Arthur J Gallagher & Co.	6,803	281
Zions Bancorporation	9,885	276
Raymond James Financial Inc.	6,568	275
First Republic Bank	6,152	272
Axis Capital Holdings Ltd.	6,304	271
* Realogy Holdings Corp.	6,304	267
Hudson City Bancorp Inc.	28,031	258
Reinsurance Group of America Inc. Class A	3,925	254
Ares Capital Corp.	14,259	251
Duke Realty Corp.	17,133	250
Eaton Vance Corp.	6,427	248
Extra Space Storage Inc.	5,956	246
PartnerRe Ltd.	2,788	243
Liberty Property Trust	6,940	240
Total System Services Inc.	8,671	240
Lazard Ltd. Class A	6,773	240
* MSCI Inc. Class A	6,332	237
People's United Financial Inc.	16,483	234
WR Berkley Corp.	5,688	234
Regency Centers Corp.	4,905	233
FactSet Research Systems Inc.	2,250	230
Alexandria Real Estate Equities Inc.	3,725	230
Senior Housing Properties Trust	10,090	230
HCC Insurance Holdings Inc.	5,408	228
SEI Investments Co.	7,648	228
Jack Henry & Associates Inc.	4,548	227
* Howard Hughes Corp.	2,193	224
Taubman Centers Inc.	3,312	223
DDR Corp.	14,231	221
Waddell & Reed Financial Inc. Class A	4,617	220
Dun & Bradstreet Corp.	2,199	219
Starwood Property Trust Inc.	8,758	218
CBOE Holdings Inc.	4,727	217
* E*TRADE Financial Corp.	15,342	215
Apartment Investment & Management Co. Class A	7,814	215
RenaissanceRe Holdings Ltd.	2,461	215
American Financial Group Inc.	4,153	214
* Signature Bank	2,438	214

7

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
East West Bancorp Inc.	7,297	213
Assurant Inc.	4,009	213
* SVB Financial Group	2,477	205
* American Capital Ltd.	16,394	205
Corrections Corp. of America	6,134	202
Hospitality Properties Trust	7,473	202
Cullen/Frost Bankers Inc.	2,830	200
BRE Properties Inc.	4,130	198
Kilroy Realty Corp.	4,052	198
WP Carey Inc.	2,992	197
Old Republic International Corp.	13,848	197
Brown & Brown Inc.	6,314	197
Validus Holdings Ltd.	5,627	195
National Retail Properties Inc.	6,356	195
Legg Mason Inc.	5,952	194
Global Payments Inc.	4,013	191
Broadridge Financial Solutions Inc.	6,382	190
First Niagara Financial Group Inc.	18,776	190
White Mountains Insurance Group Ltd.	336	188
Two Harbors Investment Corp.	19,631	187
American Campus Communities Inc.	5,602	187
Weingarten Realty Investors	6,495	186
Jones Lang LaSalle Inc.	2,265	186
BioMed Realty Trust Inc.	9,930	183
Assured Guaranty Ltd.	9,078	181
Omega Healthcare Investors Inc.	6,252	178
Douglas Emmett Inc.	7,645	177
NASDAQ OMX Group Inc.	5,898	176
Commerce Bancshares Inc.	4,030	174
Allied World Assurance Co. Holdings AG	1,892	174
Protective Life Corp.	4,129	173
* Spirit Realty Capital Inc.	19,632	171
* Popular Inc.	5,489	170
Home Properties Inc.	2,945	170
CBL & Associates Properties Inc.	8,800	169
Synovus Financial Corp.	52,072	166
Chimera Investment Corp.	54,631	161
Equity Lifestyle Properties Inc.	4,520	157
CommonWealth REIT	6,381	157
City National Corp.	2,391	157
Tanger Factory Outlet Centers	5,013	155
ProAssurance Corp.	3,197	151
Piedmont Office Realty Trust Inc. Class A	8,762	150
* Forest City Enterprises Inc. Class A	8,378	150
Lender Processing Services Inc.	4,631	148
Mid-America Apartment Communities Inc.	2,357	145
First Horizon National Corp.	12,814	142
Associated Banc-Corp	8,847	141
MFA Financial Inc.	19,233	138
Federated Investors Inc. Class B	5,014	136
* CoreLogic Inc.	4,998	128
Post Properties Inc.	2,825	128
Hanover Insurance Group Inc.	2,384	127
Aspen Insurance Holdings Ltd.	3,538	126
Fulton Financial Corp.	10,257	124
TCF Financial Corp.	8,723	123
* Vantiv Inc. Class A	4,633	122
CapitalSource Inc.	10,543	122
StanCorp Financial Group Inc.	2,276	119
Bank of Hawaii Corp.	2,308	119
Washington Federal Inc.	5,454	114
LPL Financial Holdings Inc.	3,091	114
ING US Inc.	3,907	112
Endurance Specialty Holdings Ltd.	2,218	111

8

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Valley National Bancorp	10,730	108
Brandywine Realty Trust	8,419	108
Corporate Office Properties Trust	4,661	106
Mack-Cali Realty Corp.	4,773	103
BankUnited Inc.	3,415	101
Hatteras Financial Corp.	5,291	97
Retail Properties of America Inc.	7,059	94
Erie Indemnity Co. Class A	1,228	91
* MBIA Inc.	7,648	90
Kemper Corp.	2,543	86
BOK Financial Corp.	1,330	85
First Citizens BancShares Inc. Class A	395	80
Morningstar Inc.	1,050	79
* St. Joe Co.	3,613	70
Mercury General Corp.	1,438	63
Healthcare Trust of America Inc. Class A	5,806	60
* Nationstar Mortgage Holdings Inc.	1,117	55
American National Insurance Co.	484	51
CNA Financial Corp.	1,418	50
* TFS Financial Corp.	4,120	45
Interactive Brokers Group Inc.	2,507	42
Artisan Partners Asset Management Inc.	663	32
		165,875
Health Care (12.4%)
Johnson & Johnson	149,375	12,908
Pfizer Inc.	355,539	10,030
Merck & Co. Inc.	160,504	7,590
* Gilead Sciences Inc.	81,179	4,893
Amgen Inc.	39,776	4,333
UnitedHealth Group Inc.	54,256	3,892
Bristol-Myers Squibb Co.	87,276	3,639
AbbVie Inc.	84,198	3,588
* Celgene Corp.	22,191	3,106
Medtronic Inc.	54,077	2,799
* Express Scripts Holding Co.	43,505	2,779
Abbott Laboratories	82,882	2,762
Eli Lilly & Co.	52,717	2,710
* Biogen Idec Inc.	12,616	2,688
Baxter International Inc.	28,817	2,005
Thermo Fisher Scientific Inc.	18,987	1,687
Covidien plc	24,982	1,484
McKesson Corp.	12,096	1,469
Allergan Inc.	15,669	1,385
WellPoint Inc.	16,050	1,367
Aetna Inc.	20,037	1,270
Cigna Corp.	15,174	1,194
Stryker Corp.	17,554	1,174
* Alexion Pharmaceuticals Inc.	10,451	1,126
* Regeneron Pharmaceuticals Inc.	4,265	1,033
Becton Dickinson and Co.	10,417	1,014
* Actavis Inc.	7,013	948
* Vertex Pharmaceuticals Inc.	12,386	931
Cardinal Health Inc.	18,233	917
* Intuitive Surgical Inc.	2,130	823
Zoetis Inc.	26,653	777
Humana Inc.	8,310	765
St. Jude Medical Inc.	15,158	764
* Boston Scientific Corp.	71,898	761
* Cerner Corp.	15,724	724
* Mylan Inc.	20,290	717
Zimmer Holdings Inc.	8,868	701
AmerisourceBergen Corp. Class A	12,200	694
* Life Technologies Corp.	9,063	674
* Forest Laboratories Inc.	14,274	607

9

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Catamaran Corp.	11,002	604
Perrigo Co.	4,935	600
HCA Holdings Inc.	14,254	544
* DaVita HealthCare Partners Inc.	4,950	532
* Illumina Inc.	6,514	507
CR Bard Inc.	4,320	496
Quest Diagnostics Inc.	8,377	491
* BioMarin Pharmaceutical Inc.	7,357	482
* Henry Schein Inc.	4,698	475
* Onyx Pharmaceuticals Inc.	3,790	468
* Laboratory Corp. of America Holdings	4,860	465
* CareFusion Corp.	11,620	417
* Edwards Lifesciences Corp.	5,915	416
* Varian Medical Systems Inc.	5,673	400
ResMed Inc.	7,621	360
* Hospira Inc.	8,788	343
* Pharmacyclics Inc.	3,046	340
Universal Health Services Inc. Class B	4,890	331
Cooper Cos. Inc.	2,498	326
DENTSPLY International Inc.	7,693	323
* Hologic Inc.	14,294	305
Omnicare Inc.	5,554	302
Warner Chilcott plc Class A	13,441	288
* IDEXX Laboratories Inc.	2,950	277
* MEDNAX Inc.	2,742	267
* QIAGEN NV	12,434	249
* Endo Health Solutions Inc.	6,002	247
* Jazz Pharmaceuticals plc	2,703	237
* Covance Inc.	2,910	236
* Seattle Genetics Inc.	5,430	230
* Medivation Inc.	3,899	220
* Alkermes plc	6,786	215
* Cubist Pharmaceuticals Inc.	3,399	215
PerkinElmer Inc.	5,933	213
* Salix Pharmaceuticals Ltd.	3,174	213
* Tenet Healthcare Corp.	5,406	211
Community Health Systems Inc.	5,033	198
* Sirona Dental Systems Inc.	3,011	195
* Incyte Corp. Ltd.	5,551	188
* Ariad Pharmaceuticals Inc.	9,879	184
Patterson Cos. Inc.	4,566	182
* Health Management Associates Inc. Class A	13,783	177
* United Therapeutics Corp.	2,386	169
Teleflex Inc.	2,087	161
Techne Corp.	2,033	158
* Theravance Inc.	4,202	151
* Allscripts Healthcare Solutions Inc.	9,443	137
Mallinckrodt plc	3,122	136
* Alere Inc.	4,356	136
* Brookdale Senior Living Inc. Class A	5,329	133
* Bio-Rad Laboratories Inc. Class A	1,148	131
* VCA Antech Inc.	4,763	130
* Health Net Inc.	4,296	130
* Bruker Corp.	5,839	117
* Charles River Laboratories International Inc.	2,529	117
* LifePoint Hospitals Inc.	2,501	113
* Myriad Genetics Inc.	4,320	113
Hill-Rom Holdings Inc.	3,216	110
* Quintiles Transnational Holdings Inc.	1,419	61
		110,900
Materials & Processing (4.1%)
Monsanto Co.	28,471	2,787
EI du Pont de Nemours & Co.	49,006	2,775
Dow Chemical Co.	64,281	2,404

10

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Praxair Inc.	15,793	1,854
Freeport-McMoRan Copper & Gold Inc.	54,967	1,661
Precision Castparts Corp.	7,772	1,642
LyondellBasell Industries NV Class A	21,490	1,508
Ecolab Inc.	13,869	1,267
PPG Industries Inc.	7,647	1,195
Air Products & Chemicals Inc.	11,136	1,137
International Paper Co.	23,601	1,114
Newmont Mining Corp.	26,097	829
Sherwin-Williams Co.	4,793	826
Nucor Corp.	16,804	764
Fastenal Co.	15,755	693
Mosaic Co.	15,865	661
Eastman Chemical Co.	8,144	619
CF Industries Holdings Inc.	3,073	585
Sigma-Aldrich Corp.	6,302	520
FMC Corp.	7,198	479
Alcoa Inc.	57,322	441
Celanese Corp. Class A	8,578	422
Rock Tenn Co. Class A	3,740	416
Airgas Inc.	3,530	359
Ashland Inc.	4,112	359
Masco Corp.	18,934	358
Ball Corp.	7,975	354
MeadWestvaco Corp.	9,456	339
International Flavors & Fragrances Inc.	4,284	339
Vulcan Materials Co.	6,943	332
* Crown Holdings Inc.	7,625	331
* WR Grace & Co.	3,978	320
Valspar Corp.	4,822	300
Sealed Air Corp.	10,478	298
Packaging Corp. of America	5,299	281
Albemarle Corp.	4,400	274
Reliance Steel & Aluminum Co.	4,033	269
Rockwood Holdings Inc.	4,041	258
Timken Co.	4,548	255
* Owens-Illinois Inc.	8,776	249
Martin Marietta Materials Inc.	2,542	244
RPM International Inc.	7,039	239
* Owens Corning	6,380	239
Southern Copper Corp.	8,376	230
Bemis Co. Inc.	5,492	219
Aptargroup Inc.	3,497	206
Royal Gold Inc.	3,493	203
Sonoco Products Co.	5,396	201
* Hexcel Corp.	5,422	193
Huntsman Corp.	10,378	182
Steel Dynamics Inc.	11,765	180
Lennox International Inc.	2,602	179
Valmont Industries Inc.	1,323	179
Cliffs Natural Resources Inc.	8,098	169
Eagle Materials Inc.	2,579	165
Allegheny Technologies Inc.	5,804	155
United States Steel Corp.	7,734	138
Cytec Industries Inc.	1,848	138
NewMarket Corp.	504	138
Cabot Corp.	3,446	138
Carpenter Technology Corp.	2,556	137
Scotts Miracle-Gro Co. Class A	2,380	125
Compass Minerals International Inc.	1,673	123
* MRC Global Inc.	4,348	114
Domtar Corp.	1,697	112
Silgan Holdings Inc.	2,300	109
Westlake Chemical Corp.	983	99

11

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Greif Inc. Class A	1,715	92
* Tahoe Resources Inc.	4,578	82
* Armstrong World Industries Inc.	1,553	75
Kronos Worldwide Inc.	1,214	18
		36,695
Producer Durables (11.1%)
General Electric Co.	549,787	12,722
United Technologies Corp.	48,965	4,901
Boeing Co.	40,388	4,197
3M Co.	36,783	4,178
Union Pacific Corp.	24,718	3,795
Honeywell International Inc.	41,870	3,332
United Parcel Service Inc. Class B	38,588	3,302
Caterpillar Inc.	35,026	2,891
Accenture plc Class A	34,235	2,473
Emerson Electric Co.	38,251	2,309
Danaher Corp.	31,912	2,091
Automatic Data Processing Inc.	25,733	1,831
FedEx Corp.	16,758	1,799
Deere & Co.	20,531	1,717
Lockheed Martin Corp.	13,891	1,701
Eaton Corp. plc	25,062	1,587
Illinois Tool Works Inc.	20,169	1,441
CSX Corp.	54,241	1,335
General Dynamics Corp.	15,811	1,316
Raytheon Co.	17,191	1,296
Cummins Inc.	10,143	1,250
Norfolk Southern Corp.	16,710	1,206
Northrop Grumman Corp.	12,448	1,149
Waste Management Inc.	24,819	1,004
PACCAR Inc.	18,720	1,004
Ingersoll-Rand plc	15,847	937
Delta Air Lines Inc.	45,593	900
Agilent Technologies Inc.	18,499	863
Parker Hannifin Corp.	7,989	799
WW Grainger Inc.	3,135	775
Dover Corp.	9,030	768
Stanley Black & Decker Inc.	8,673	739
Rockwell Automation Inc.	7,487	728
Paychex Inc.	17,243	667
Xerox Corp.	65,199	651
Pentair Ltd.	10,775	648
Roper Industries Inc.	5,180	641
Kansas City Southern	5,935	626
AMETEK Inc.	12,997	558
Fluor Corp.	8,628	547
* United Continental Holdings Inc.	18,938	539
* Stericycle Inc.	4,527	510
Rockwell Collins Inc.	7,153	506
* Verisk Analytics Inc. Class A	7,947	494
Southwest Airlines Co.	38,531	494
CH Robinson Worldwide Inc.	8,492	483
Republic Services Inc. Class A	14,393	468
ADT Corp.	11,644	464
Expeditors International of Washington Inc.	10,981	445
* Waters Corp.	4,465	441
L-3 Communications Holdings Inc.	4,871	440
Flowserve Corp.	7,687	429
Pall Corp.	5,857	405
* Jacobs Engineering Group Inc.	6,864	400
Textron Inc.	14,698	396
TransDigm Group Inc.	2,826	387
* IHS Inc. Class A	3,419	366
* B/E Aerospace Inc.	5,195	354

12

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Mettler-Toledo International Inc.	1,595	351
JB Hunt Transport Services Inc.	4,817	347
* Trimble Navigation Ltd.	13,621	344
Hubbell Inc. Class B	3,201	324
Chicago Bridge & Iron Co. NV	5,310	318
Wabtec Corp.	5,058	296
* Quanta Services Inc.	11,159	292
AGCO Corp.	5,103	289
Lincoln Electric Holdings Inc.	4,514	282
Waste Connections Inc.	6,642	281
Snap-on Inc.	3,005	281
Joy Global Inc.	5,680	279
Towers Watson & Co. Class A	3,384	278
Donaldson Co. Inc.	7,829	276
* United Rentals Inc.	4,943	271
Cintas Corp.	5,555	265
Manpowergroup Inc.	4,021	261
Robert Half International Inc.	7,324	258
IDEX Corp.	4,285	254
* Kirby Corp.	3,093	249
Xylem Inc.	9,907	245
Copa Holdings SA Class A	1,812	237
KBR Inc.	7,935	237
FLIR Systems Inc.	7,537	236
* Colfax Corp.	4,492	234
Nordson Corp.	3,499	233
Iron Mountain Inc.	9,036	233
Avery Dennison Corp.	5,235	224
Graco Inc.	3,206	223
Carlisle Cos. Inc.	3,324	221
* Oshkosh Corp.	4,705	211
Alaska Air Group Inc.	3,665	208
* Genesee & Wyoming Inc. Class A	2,357	204
URS Corp.	4,000	198
Triumph Group Inc.	2,674	192
MSC Industrial Direct Co. Inc. Class A	2,468	188
Babcock & Wilcox Co.	6,015	186
* Copart Inc.	5,846	186
SPX Corp.	2,417	179
* Clean Harbors Inc.	3,119	177
Kennametal Inc.	4,113	175
Genpact Ltd.	9,058	174
Huntington Ingalls Industries Inc.	2,742	174
Trinity Industries Inc.	4,112	174
* Terex Corp.	5,984	174
Pitney Bowes Inc.	10,562	172
Alliant Techsystems Inc.	1,775	172
AO Smith Corp.	4,029	169
* WESCO International Inc.	2,276	168
RR Donnelley & Sons Co.	9,693	162
* Old Dominion Freight Line Inc.	3,699	161
Toro Co.	3,018	159
Ryder System Inc.	2,857	159
* AECOM Technology Corp.	5,391	157
ITT Corp.	4,747	156
Exelis Inc.	9,993	147
Tidewater Inc.	2,720	147
Regal-Beloit Corp.	2,299	146
Crane Co.	2,518	145
* Spirit Aerosystems Holdings Inc. Class A	6,376	144
Manitowoc Co. Inc.	7,150	143
National Instruments Corp.	5,110	142
Landstar System Inc.	2,484	136
Con-way Inc.	3,086	128

13

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Zebra Technologies Corp.	2,667	122
Covanta Holding Corp.	5,538	117
Lexmark International Inc. Class A	3,388	116
GATX Corp.	2,423	110
Harsco Corp.	4,410	104
* Navistar International Corp.	2,895	99
Air Lease Corp. Class A	3,798	98
Rollins Inc.	3,461	86
Teekay Corp.	2,086	83
CNH Global NV	1,665	76
Allison Transmission Holdings Inc.	1,841	41
Booz Allen Hamilton Holding Corp.	1,732	35
		99,614
Technology (15.4%)
Apple Inc.	49,901	24,304
Microsoft Corp.	443,990	14,829
* Google Inc. Class A	14,327	12,133
International Business Machines Corp.	55,406	10,099
Cisco Systems Inc.	284,113	6,623
QUALCOMM Inc.	91,931	6,093
Oracle Corp.	188,721	6,013
Intel Corp.	264,287	5,809
* Facebook Inc. Class A	90,568	3,739
EMC Corp.	111,688	2,879
Hewlett-Packard Co.	103,315	2,308
Texas Instruments Inc.	58,945	2,252
* Salesforce.com Inc.	31,420	1,544
* Yahoo! Inc.	47,533	1,289
* Adobe Systems Inc.	26,695	1,221
* Cognizant Technology Solutions Corp. Class A	16,047	1,176
* LinkedIn Corp. Class A	4,823	1,158
Corning Inc.	78,664	1,104
* Crown Castle International Corp.	15,557	1,080
Intuit Inc.	15,879	1,009
Applied Materials Inc.	63,994	961
Symantec Corp.	37,078	950
Dell Inc.	66,613	917
NetApp Inc.	19,141	795
Broadcom Corp. Class A	30,257	764
Analog Devices Inc.	16,350	757
* Micron Technology Inc.	54,714	742
Motorola Solutions Inc.	12,966	726
SanDisk Corp.	12,877	711
* Citrix Systems Inc.	9,849	697
Western Digital Corp.	11,182	693
Amphenol Corp. Class A	8,567	649
Xilinx Inc.	14,005	608
Altera Corp.	17,103	601
* Red Hat Inc.	10,167	514
CA Inc.	17,426	510
* Juniper Networks Inc.	26,847	507
Avago Technologies Ltd. Class A	13,111	505
* Teradata Corp.	8,620	505
* SBA Communications Corp. Class A	6,720	504
KLA-Tencor Corp.	8,759	483
Linear Technology Corp.	12,406	475
NVIDIA Corp.	30,672	452
* Equinix Inc.	2,543	442
* Autodesk Inc.	11,941	439
* Akamai Technologies Inc.	9,483	436
Maxim Integrated Products Inc.	15,504	432
* Electronic Arts Inc.	16,014	427
* ANSYS Inc.	5,027	422
Microchip Technology Inc.	10,542	409

14

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Lam Research Corp.	8,702	406
Computer Sciences Corp.	7,991	401
* VMware Inc. Class A	4,494	378
Activision Blizzard Inc.	22,711	371
* VeriSign Inc.	7,620	366
* F5 Networks Inc.	4,259	355
* BMC Software Inc.	7,649	352
* Cree Inc.	6,241	346
Harris Corp.	5,850	331
* NCR Corp.	8,809	313
Amdocs Ltd.	8,457	312
* Synopsys Inc.	8,217	298
* Splunk Inc.	5,395	298
* Gartner Inc.	4,923	285
* Avnet Inc.	7,357	284
* 3D Systems Corp.	5,442	280
* Nuance Communications Inc.	14,078	269
* Rackspace Hosting Inc.	5,990	268
* Skyworks Solutions Inc.	10,260	260
* Arrow Electronics Inc.	5,521	256
Marvell Technology Group Ltd.	20,836	252
* Concur Technologies Inc.	2,568	251
Jabil Circuit Inc.	10,858	248
SAIC Inc.	15,513	234
* Groupon Inc.	22,535	229
* LSI Corp.	29,529	219
Molex Inc.	7,403	215
* Informatica Corp.	5,779	207
* Cadence Design Systems Inc.	15,094	203
* MICROS Systems Inc.	4,157	203
* TIBCO Software Inc.	8,886	200
* ServiceNow Inc.	4,212	197
* NetSuite Inc.	1,921	191
IAC/InterActiveCorp	3,882	191
Solera Holdings Inc.	3,567	184
* NeuStar Inc. Class A	3,585	181
* Ingram Micro Inc.	8,153	180
* Stratasys Ltd.	1,628	175
* ON Semiconductor Corp.	24,068	174
* Brocade Communications Systems Inc.	23,254	172
* Atmel Corp.	22,809	166
* JDS Uniphase Corp.	12,360	159
* Teradyne Inc.	10,139	156
* Workday Inc. Class A	2,065	150
* Fortinet Inc.	7,240	143
AOL Inc.	4,114	135
* Riverbed Technology Inc.	8,759	135
DST Systems Inc.	1,861	133
* SolarWinds Inc.	3,503	128
Compuware Corp.	11,115	119
* VeriFone Systems Inc.	5,835	116
* Advanced Micro Devices Inc.	31,852	104
* Rovi Corp.	5,617	101
* Tech Data Corp.	2,039	100
Diebold Inc.	3,437	97
* Polycom Inc.	9,031	90
IPG Photonics Corp.	1,629	88
* Zynga Inc. Class A	30,465	86
* Palo Alto Networks Inc.	1,795	86
* Silicon Laboratories Inc.	2,192	85
* EchoStar Corp. Class A	2,076	84
* Vishay Intertechnology Inc.	6,769	83
* Fairchild Semiconductor International Inc. Class A	6,496	79
Dolby Laboratories Inc. Class A	2,480	78

15

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Freescale Semiconductor Ltd.	3,084	44
* Tableau Software Inc. Class A	591	43
AVX Corp.	2,522	32
		138,050
Utilities (5.5%)
AT&T Inc.	286,051	9,677
Verizon Communications Inc.	152,073	7,205
Duke Energy Corp.	37,555	2,464
Southern Co.	46,227	1,924
NextEra Energy Inc.	22,664	1,821
Dominion Resources Inc.	30,674	1,790
Exelon Corp.	45,423	1,385
American Electric Power Co. Inc.	25,859	1,107
Sempra Energy	12,894	1,089
CenturyLink Inc.	32,346	1,071
PPL Corp.	33,596	1,031
PG&E Corp.	23,467	971
Consolidated Edison Inc.	15,655	880
Public Service Enterprise Group Inc.	26,835	870
FirstEnergy Corp.	22,222	833
Edison International	17,318	795
Xcel Energy Inc.	26,372	736
Northeast Utilities	16,680	683
DTE Energy Co.	9,164	613
Entergy Corp.	9,428	596
ONEOK Inc.	10,907	561
CenterPoint Energy Inc.	22,951	526
Wisconsin Energy Corp.	12,227	502
NiSource Inc.	16,676	488
NRG Energy Inc.	17,126	450
Ameren Corp.	12,886	436
AES Corp.	32,926	418
* Calpine Corp.	21,014	406
American Water Works Co. Inc.	9,378	382
CMS Energy Corp.	14,228	377
OGE Energy Corp.	10,624	374
SCANA Corp.	7,486	360
Pinnacle West Capital Corp.	5,805	315
Sprint Corp.	45,559	306
Alliant Energy Corp.	5,992	297
NV Energy Inc.	12,572	295
AGL Resources Inc.	6,302	277
MDU Resources Group Inc.	10,022	268
National Fuel Gas Co.	3,994	261
Windstream Corp.	31,561	255
Pepco Holdings Inc.	13,359	253
Energen Corp.	3,791	251
ITC Holdings Corp.	2,698	240
UGI Corp.	6,086	239
Integrys Energy Group Inc.	4,128	231
* tw telecom inc Class A	8,029	230
Aqua America Inc.	7,552	229
Frontier Communications Corp.	52,941	229
* T-Mobile US Inc.	9,241	216
Westar Energy Inc.	6,790	211
Questar Corp.	9,277	203
* Level 3 Communications Inc.	8,641	193
TECO Energy Inc.	11,641	192
Atmos Energy Corp.	4,716	190
Great Plains Energy Inc.	8,340	183
Vectren Corp.	4,452	145
Telephone & Data Systems Inc.	5,045	140
Hawaiian Electric Industries Inc.	5,227	131
United States Cellular Corp.	709	30

16

Vanguard® Russell 1000 Index Fund
Schedule of Investments
August 31, 2013

					Market
					Value
				Shares	($000)
*	Intelsat SA			1,167	27
					48,858

Total Common Stocks (Cost $757,783)					893,189
Temporary Cash Investments (0.0%)[1]
				Face
			Maturity	Amount
		Coupon	Date	($000)
U.S. Government and Agency Obligations (0.0%)
2,3	Federal Home Loan Bank Discount Notes	0.090%	10/25/13	100	100
3,4	Freddie Mac Discount Notes	0.130%	9/16/13	100	100
3,4	Freddie Mac Discount Notes	0.093%	9/30/13	100	100
					300
Total Temporary Cash Investments (Cost $300)					300
Total Investments (99.8%) (Cost $758,083)					893,489
Other Assets and Liabilities—Net (0.2%)					1,898
Net Assets (100%)					895,387

* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and -0.2%, respectively, of net assets.
2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
3 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.

17

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)

Common Stocks (99.9%)
Consumer Discretionary (6.8%)
Walt Disney Co.	156,532	9,522
Time Warner Inc.	104,081	6,300
Ford Motor Co.	280,001	4,533
Wal-Mart Stores Inc.	60,782	4,436
* General Motors Co.	92,971	3,168
Johnson Controls Inc.	76,692	3,108
* Twenty-First Century Fox Inc.	58,410	1,830
Carnival Corp.	46,705	1,686
* Liberty Media Corp. Class A	11,249	1,535
Kohl's Corp.	24,635	1,264
* Liberty Interactive Corp. Class A	54,394	1,228
Whirlpool Corp.	8,196	1,054
Staples Inc.	74,320	1,034
Target Corp.	15,488	981
McGraw Hill Financial Inc.	16,185	945
* TRW Automotive Holdings Corp.	12,086	835
Best Buy Co. Inc.	22,349	805
* Mohawk Industries Inc.	6,835	803
Starwood Hotels & Resorts Worldwide Inc.	12,518	800
* MGM Resorts International	41,563	735
Nielsen Holdings NV	20,915	722
Royal Caribbean Cruises Ltd.	18,235	669
GameStop Corp. Class A	13,293	667
Sirius XM Radio Inc.	182,148	652
Gannett Co. Inc.	25,543	615
Lennar Corp. Class A	18,469	588
* Toll Brothers Inc.	18,956	580
DR Horton Inc.	31,554	563
Garmin Ltd.	13,755	561
Signet Jewelers Ltd.	8,363	555
Lear Corp.	7,958	547
* Liberty Global plc Class A	6,623	514
Harman International Industries Inc.	7,562	484
Foot Locker Inc.	14,425	465
Leggett & Platt Inc.	15,976	462
Comcast Corp. Class A	10,928	460
Comcast Corp.	11,200	456
Macy's Inc.	9,637	428
Interpublic Group of Cos. Inc.	26,052	410
* Penn National Gaming Inc.	7,392	389
Newell Rubbermaid Inc.	13,551	343
CBS Corp. Class B	5,729	293
Abercrombie & Fitch Co.	7,636	270
Washington Post Co. Class B	472	266
* JC Penney Co. Inc.	19,529	244
* DreamWorks Animation SKG Inc. Class A	8,555	242
Darden Restaurants Inc.	5,037	233
Wendy's Co.	30,711	232
News Corp. Class A	14,597	229
John Wiley & Sons Inc. Class A	5,131	225
* Sears Holdings Corp.	4,908	217
* Hyatt Hotels Corp. Class A	4,977	216
DeVry Inc.	6,937	208
* Apollo Group Inc. Class A	10,903	202
Guess? Inc.	6,553	200
* Ascena Retail Group Inc.	12,223	199
* CST Brands Inc.	6,721	198
Aaron's Inc.	7,303	198
* Big Lots Inc.	4,785	170
Gentex Corp.	6,824	154
PVH Corp.	1,113	143

18

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
KAR Auction Services Inc.	5,337	142
Regal Entertainment Group Class A	7,233	129
* Deckers Outdoor Corp.	2,167	127
Marriott International Inc. Class A	3,061	122
American Eagle Outfitters Inc.	7,756	112
Choice Hotels International Inc.	2,728	105
Service Corp. International	5,124	93
Hasbro Inc.	1,972	90
* NVR Inc.	98	84
Fortune Brands Home & Security Inc.	2,186	81
Dillard's Inc. Class A	982	75
Genuine Parts Co.	950	73
AMERCO	378	62
Weight Watchers International Inc.	1,378	50
Starz	1,403	35
Chico's FAS Inc.	1,071	17
DSW Inc. Class A	194	17
* Taylor Morrison Home Corp. Class A	422	9
* Norwegian Cruise Line Holdings Ltd.	106	3
		63,497
Consumer Staples (5.5%)
Procter & Gamble Co.	306,264	23,855
CVS Caremark Corp.	120,970	7,022
Mondelez International Inc. Class A	199,180	6,109
Archer-Daniels-Midland Co.	68,101	2,398
Sysco Corp.	43,385	1,389
Walgreen Co.	26,118	1,256
Bunge Ltd.	16,461	1,247
Beam Inc.	17,983	1,127
JM Smucker Co.	10,422	1,106
Tyson Foods Inc. Class A	31,458	911
Molson Coors Brewing Co. Class B	15,698	766
Energizer Holdings Inc.	6,946	686
Kimberly-Clark Corp.	7,062	660
Safeway Inc.	24,610	637
* Smithfield Foods Inc.	15,468	519
Ingredion Inc.	7,672	483
Reynolds American Inc.	8,547	407
Campbell Soup Co.	6,739	291
* Dean Foods Co.	10,447	200
Clorox Co.	2,337	193
Kellogg Co.	2,332	142
ConAgra Foods Inc.	3,438	116
* Constellation Brands Inc. Class A	1,013	55
Pinnacle Foods Inc.	1,590	43
		51,618
Energy (15.1%)
Exxon Mobil Corp.	496,901	43,310
Chevron Corp.	216,623	26,088
ConocoPhillips	136,552	9,053
Occidental Petroleum Corp.	89,979	7,937
Anadarko Petroleum Corp.	52,939	4,840
Phillips 66	69,143	3,948
Apache Corp.	43,721	3,746
National Oilwell Varco Inc.	47,783	3,550
Marathon Oil Corp.	79,210	2,727
Marathon Petroleum Corp.	36,154	2,622
Devon Energy Corp.	45,393	2,592
Hess Corp.	34,285	2,566
Spectra Energy Corp.	74,739	2,475
Valero Energy Corp.	60,946	2,165
Noble Energy Inc.	35,106	2,157
Baker Hughes Inc.	46,276	2,151
Chesapeake Energy Corp.	65,077	1,680

19

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Murphy Oil Corp.	21,269	1,434
Williams Cos. Inc.	34,434	1,248
HollyFrontier Corp.	22,785	1,013
Cimarex Energy Co.	9,859	826
CONSOL Energy Inc.	25,477	796
* Denbury Resources Inc.	41,555	718
Pioneer Natural Resources Co.	4,088	715
Tesoro Corp.	15,019	692
Helmerich & Payne Inc.	10,666	672
* Whiting Petroleum Corp.	12,187	615
* Cameron International Corp.	10,315	586
* Oil States International Inc.	6,224	555
Peabody Energy Corp.	29,508	508
Nabors Industries Ltd.	32,898	507
QEP Resources Inc.	18,026	492
* Rowan Cos. plc Class A	13,798	489
Diamond Offshore Drilling Inc.	7,610	487
* Superior Energy Services Inc.	17,752	436
* WPX Energy Inc.	22,322	417
* Newfield Exploration Co.	15,315	365
* Ultra Petroleum Corp.	17,018	352
Patterson-UTI Energy Inc.	16,330	320
EOG Resources Inc.	1,944	305
* Atwood Oceanics Inc.	5,290	295
* SandRidge Energy Inc.	55,261	285
* First Solar Inc.	7,614	280
World Fuel Services Corp.	6,641	253
* Unit Corp.	5,415	249
Kinder Morgan Inc.	6,216	236
* McDermott International Inc.	26,383	198
Golar LNG Ltd.	4,898	183
EQT Corp.	1,394	120
* Gulfport Energy Corp.	1,606	95
* Cobalt International Energy Inc.	2,641	64
PBF Energy Inc. Class A	2,205	48
RPC Inc.	583	8
* Laredo Petroleum Holdings Inc.	119	3
		140,472
Financial Services (29.2%)
* Berkshire Hathaway Inc. Class B	201,054	22,361
Wells Fargo & Co.	539,582	22,166
JPMorgan Chase & Co.	422,338	21,341
Bank of America Corp.	1,204,817	17,012
Citigroup Inc.	340,010	16,433
Goldman Sachs Group Inc.	51,179	7,786
* American International Group Inc.	164,862	7,659
US Bancorp	206,535	7,462
MetLife Inc.	99,844	4,612
Morgan Stanley	170,136	4,383
PNC Financial Services Group Inc.	59,314	4,287
Capital One Financial Corp.	65,281	4,214
Bank of New York Mellon Corp.	129,662	3,856
State Street Corp.	50,941	3,399
ACE Ltd.	37,999	3,333
Aflac Inc.	52,051	3,008
BB&T Corp.	78,325	2,660
Discover Financial Services	54,709	2,585
CME Group Inc.	35,327	2,512
Allstate Corp.	52,305	2,506
BlackRock Inc.	9,458	2,462
Travelers Cos. Inc.	30,745	2,457
Prudential Financial Inc.	31,830	2,383
Charles Schwab Corp.	105,932	2,212
Equity Residential	40,315	2,092

20

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
HCP Inc.	50,812	2,070
Chubb Corp.	24,810	2,063
Prologis Inc.	55,521	1,957
Health Care REIT Inc.	31,790	1,953
SunTrust Banks Inc.	60,270	1,930
AvalonBay Communities Inc.	14,506	1,797
Fifth Third Bancorp	97,915	1,791
M&T Bank Corp.	14,340	1,625
Boston Properties Inc.	15,378	1,576
Invesco Ltd.	49,689	1,509
Hartford Financial Services Group Inc.	50,908	1,507
Regions Financial Corp.	157,941	1,485
Northern Trust Corp.	26,745	1,468
Host Hotels & Resorts Inc.	83,185	1,417
Loews Corp.	31,507	1,401
Thomson Reuters Corp.	41,747	1,373
Vornado Realty Trust	16,841	1,369
Principal Financial Group Inc.	32,739	1,340
Ameriprise Financial Inc.	15,278	1,316
Fidelity National Information Services Inc.	29,565	1,314
Simon Property Group Inc.	8,806	1,282
General Growth Properties Inc.	66,420	1,274
Lincoln National Corp.	30,120	1,266
Annaly Capital Management Inc.	105,650	1,233
KeyCorp	103,005	1,202
SLM Corp.	49,627	1,191
NYSE Euronext	27,168	1,136
Ventas Inc.	17,994	1,120
* CIT Group Inc.	22,603	1,082
American Capital Agency Corp.	44,278	1,008
XL Group plc Class A	32,565	963
Kimco Realty Corp.	45,576	913
SL Green Realty Corp.	10,200	889
Unum Group	29,715	877
Macerich Co.	15,455	870
Realty Income Corp.	21,782	860
Comerica Inc.	20,877	853
Marsh & McLennan Cos. Inc.	20,511	846
Cincinnati Financial Corp.	18,332	837
* Markel Corp.	1,572	803
Huntington Bancshares Inc.	93,746	772
Everest Re Group Ltd.	5,629	771
* Arch Capital Group Ltd.	13,922	742
* Alleghany Corp.	1,877	727
New York Community Bancorp Inc.	49,243	721
Torchmark Corp.	10,396	716
Leucadia National Corp.	28,642	714
TD Ameritrade Holding Corp.	26,038	668
* Genworth Financial Inc. Class A	55,083	650
UDR Inc.	27,754	627
Essex Property Trust Inc.	4,247	609
Fidelity National Financial Inc. Class A	25,374	602
Camden Property Trust	9,568	591
First Republic Bank	13,091	580
Zions Bancorporation	20,563	575
Raymond James Financial Inc.	13,381	560
Hudson City Bancorp Inc.	59,100	543
PartnerRe Ltd.	6,036	526
Ares Capital Corp.	29,922	526
Duke Realty Corp.	35,961	525
Reinsurance Group of America Inc. Class A	8,044	521
Aon plc	7,826	520
Liberty Property Trust	14,528	503
People's United Financial Inc.	35,122	499

21

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Alexandria Real Estate Equities Inc.	8,096	499
WR Berkley Corp.	12,060	496
HCC Insurance Holdings Inc.	11,211	473
Extra Space Storage Inc.	11,459	472
Starwood Property Trust Inc.	18,591	463
* Howard Hughes Corp.	4,522	462
DDR Corp.	29,505	458
Assurant Inc.	8,543	453
* E*TRADE Financial Corp.	31,987	449
East West Bancorp Inc.	15,225	445
Senior Housing Properties Trust	19,429	442
RenaissanceRe Holdings Ltd.	4,946	432
Axis Capital Holdings Ltd.	9,917	426
* American Capital Ltd.	33,885	423
WP Carey Inc.	6,427	422
* Signature Bank	4,809	422
Hospitality Properties Trust	15,543	420
BRE Properties Inc.	8,637	414
* SVB Financial Group	5,005	414
Old Republic International Corp.	28,966	411
Cullen/Frost Bankers Inc.	5,768	409
National Retail Properties Inc.	13,175	404
Jones Lang LaSalle Inc.	4,883	402
Legg Mason Inc.	12,333	401
First Niagara Financial Group Inc.	39,511	399
Taubman Centers Inc.	5,858	395
Kilroy Realty Corp.	8,093	395
American Campus Communities Inc.	11,763	392
Weingarten Realty Investors	13,614	391
Two Harbors Investment Corp.	40,854	389
White Mountains Insurance Group Ltd.	692	387
American Financial Group Inc.	7,431	383
BioMed Realty Trust Inc.	20,766	382
Home Properties Inc.	6,528	377
Assured Guaranty Ltd.	18,847	375
NASDAQ OMX Group Inc.	12,430	371
Validus Holdings Ltd.	10,701	370
Commerce Bancshares Inc.	8,530	368
Douglas Emmett Inc.	15,896	367
Protective Life Corp.	8,724	365
* Popular Inc.	11,538	358
City National Corp.	5,376	352
Synovus Financial Corp.	109,432	349
Chimera Investment Corp.	114,893	338
Progressive Corp.	13,163	330
CommonWealth REIT	13,156	323
Piedmont Office Realty Trust Inc. Class A	18,742	322
ProAssurance Corp.	6,824	322
* Forest City Enterprises Inc. Class A	17,380	311
Associated Banc-Corp	18,680	298
First Horizon National Corp.	26,934	298
Mid-America Apartment Communities Inc.	4,824	297
* MSCI Inc. Class A	7,844	294
* Spirit Realty Capital Inc.	33,749	294
MFA Financial Inc.	40,390	291
Regency Centers Corp.	5,998	285
Post Properties Inc.	6,142	278
* CoreLogic Inc.	10,584	272
TCF Financial Corp.	18,909	266
CapitalSource Inc.	22,611	261
Aspen Insurance Holdings Ltd.	7,334	261
Bank of Hawaii Corp.	5,004	258
StanCorp Financial Group Inc.	4,916	257
Fulton Financial Corp.	20,834	252

22

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Federal Realty Investment Trust	2,528	246
Washington Federal Inc.	11,650	243
Allied World Assurance Co. Holdings AG	2,646	243
ING US Inc.	8,387	242
CBL & Associates Properties Inc.	12,189	234
Corporate Office Properties Trust	10,232	233
Valley National Bancorp	23,073	233
Brandywine Realty Trust	17,481	224
Brown & Brown Inc.	7,143	222
Mack-Cali Realty Corp.	10,260	222
BankUnited Inc.	7,226	214
Apartment Investment & Management Co. Class A	7,400	204
Hatteras Financial Corp.	10,979	201
Retail Properties of America Inc.	15,009	200
Hanover Insurance Group Inc.	3,569	190
* MBIA Inc.	15,754	186
Kemper Corp.	5,283	179
BOK Financial Corp.	2,781	178
First Citizens BancShares Inc. Class A	864	175
Digital Realty Trust Inc.	3,076	171
Public Storage	1,094	167
Endurance Specialty Holdings Ltd.	3,093	155
Corrections Corp. of America	4,653	153
* St. Joe Co.	7,789	150
Mercury General Corp.	3,036	133
Healthcare Trust of America Inc. Class A	12,465	128
Total System Services Inc.	4,185	116
CNA Financial Corp.	3,060	108
Interactive Brokers Group Inc.	5,980	100
* TFS Financial Corp.	9,119	99
Equity Lifestyle Properties Inc.	2,586	90
Federated Investors Inc. Class B	2,817	77
American National Insurance Co.	716	75
* Realogy Holdings Corp.	1,395	59
LPL Financial Holdings Inc.	1,383	51
Lender Processing Services Inc.	1,528	49
Dun & Bradstreet Corp.	409	41
Artisan Partners Asset Management Inc.	831	40
SEI Investments Co.	877	26
		272,577
Health Care (12.9%)
Johnson & Johnson	273,398	23,624
Pfizer Inc.	747,462	21,086
Merck & Co. Inc.	337,386	15,955
UnitedHealth Group Inc.	113,916	8,172
Medtronic Inc.	113,399	5,868
Abbott Laboratories	173,901	5,796
Eli Lilly & Co.	86,486	4,445
Thermo Fisher Scientific Inc.	40,087	3,561
Covidien plc	52,549	3,121
WellPoint Inc.	33,425	2,846
Cigna Corp.	30,060	2,365
Aetna Inc.	31,007	1,966
Cardinal Health Inc.	38,400	1,931
Humana Inc.	17,585	1,619
* Boston Scientific Corp.	151,243	1,600
Zimmer Holdings Inc.	17,643	1,395
* Forest Laboratories Inc.	29,765	1,266
HCA Holdings Inc.	27,829	1,063
Bristol-Myers Squibb Co.	25,435	1,060
Stryker Corp.	15,565	1,041
Quest Diagnostics Inc.	16,202	950
* CareFusion Corp.	24,428	876
* Express Scripts Holding Co.	11,528	736

23

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Hospira Inc.	18,508	722
Omnicare Inc.	11,713	637
St. Jude Medical Inc.	11,558	583
* QIAGEN NV	26,109	523
* Life Technologies Corp.	6,690	498
DENTSPLY International Inc.	11,604	487
* Hologic Inc.	21,207	453
PerkinElmer Inc.	12,445	448
Community Health Systems Inc.	9,709	381
Teleflex Inc.	4,556	351
* Allscripts Healthcare Solutions Inc.	19,953	290
Mallinckrodt plc	6,567	287
* VCA Antech Inc.	10,353	283
* Alere Inc.	8,739	272
* Bio-Rad Laboratories Inc. Class A	2,372	271
* Health Net Inc.	8,804	266
* LifePoint Hospitals Inc.	5,202	235
Hill-Rom Holdings Inc.	6,645	227
Universal Health Services Inc. Class B	3,261	221
* MEDNAX Inc.	1,934	188
Cooper Cos. Inc.	1,325	173
Techne Corp.	2,200	171
* Charles River Laboratories International Inc.	3,074	142
* Quintiles Transnational Holdings Inc.	1,674	72
Warner Chilcott plc Class A	1,887	41
Patterson Cos. Inc.	694	28
		120,592
Materials & Processing (2.9%)
Dow Chemical Co.	117,441	4,392
Freeport-McMoRan Copper & Gold Inc.	115,834	3,501
Air Products & Chemicals Inc.	23,399	2,390
Newmont Mining Corp.	55,219	1,754
Nucor Corp.	35,526	1,616
Mosaic Co.	33,336	1,389
CF Industries Holdings Inc.	6,703	1,276
Alcoa Inc.	119,450	920
Ashland Inc.	8,911	777
MeadWestvaco Corp.	19,991	717
Vulcan Materials Co.	14,491	693
Reliance Steel & Aluminum Co.	8,630	576
Timken Co.	9,628	540
* Owens Corning	13,262	497
Sonoco Products Co.	11,447	426
Steel Dynamics Inc.	24,731	377
Huntsman Corp.	21,550	377
Cliffs Natural Resources Inc.	17,113	357
Albemarle Corp.	5,705	356
International Paper Co.	6,893	325
Allegheny Technologies Inc.	12,059	322
Royal Gold Inc.	5,360	311
Cytec Industries Inc.	4,062	304
United States Steel Corp.	16,788	301
Cabot Corp.	7,497	300
Carpenter Technology Corp.	5,048	271
Bemis Co. Inc.	6,444	256
Rock Tenn Co. Class A	2,194	244
Domtar Corp.	3,658	241
PPG Industries Inc.	1,432	224
* Owens-Illinois Inc.	7,645	217
Rockwood Holdings Inc.	2,377	152
Greif Inc. Class A	2,734	147
* MRC Global Inc.	5,343	140
* Tahoe Resources Inc.	7,799	140
Aptargroup Inc.	2,215	130

24

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Crown Holdings Inc.	2,301	100
* WR Grace & Co.	1,158	93
Sigma-Aldrich Corp.	754	62
Westlake Chemical Corp.	414	42
RPM International Inc.	866	29
Kronos Worldwide Inc.	1,966	29
		27,311
Producer Durables (10.0%)
General Electric Co.	1,155,602	26,741
Caterpillar Inc.	60,141	4,964
FedEx Corp.	35,546	3,816
Danaher Corp.	53,447	3,502
Eaton Corp. plc	52,946	3,352
General Dynamics Corp.	33,430	2,783
Raytheon Co.	36,226	2,732
Northrop Grumman Corp.	26,281	2,425
Norfolk Southern Corp.	28,824	2,080
Waste Management Inc.	48,025	1,942
Illinois Tool Works Inc.	26,581	1,900
PACCAR Inc.	34,483	1,849
Parker Hannifin Corp.	16,816	1,681
Agilent Technologies Inc.	34,289	1,599
CSX Corp.	57,279	1,410
Stanley Black & Decker Inc.	16,477	1,405
Pentair Ltd.	22,875	1,375
Xerox Corp.	137,286	1,370
3M Co.	11,899	1,351
Emerson Electric Co.	20,379	1,230
Delta Air Lines Inc.	52,076	1,027
Republic Services Inc. Class A	30,204	982
ADT Corp.	24,280	967
Southwest Airlines Co.	72,014	922
L-3 Communications Holdings Inc.	9,977	901
Textron Inc.	31,550	850
* Jacobs Engineering Group Inc.	14,322	835
United Technologies Corp.	6,472	648
AGCO Corp.	10,861	614
Towers Watson & Co. Class A	7,338	604
Joy Global Inc.	11,884	584
Ingersoll-Rand plc	9,694	573
Manpowergroup Inc.	8,627	559
Snap-on Inc.	5,851	548
KBR Inc.	16,467	492
Xylem Inc.	19,660	487
* Quanta Services Inc.	18,431	482
Cummins Inc.	3,821	471
Fluor Corp.	7,315	464
Carlisle Cos. Inc.	6,859	457
* Oshkosh Corp.	9,748	438
URS Corp.	8,710	431
Dover Corp.	4,994	425
Cintas Corp.	8,294	396
SPX Corp.	5,257	389
Trinity Industries Inc.	8,833	373
Kennametal Inc.	8,529	363
* WESCO International Inc.	4,869	359
* Terex Corp.	12,341	358
Alliant Techsystems Inc.	3,576	346
Triumph Group Inc.	4,670	336
Regal-Beloit Corp.	5,273	336
Ryder System Inc.	5,908	329
Avery Dennison Corp.	7,571	324
Exelis Inc.	21,823	321
* AECOM Technology Corp.	10,339	301

25

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Tidewater Inc.	5,531	298
Covanta Holding Corp.	12,155	257
* Spirit Aerosystems Holdings Inc. Class A	11,254	254
* Zebra Technologies Corp.	5,363	245
Lexmark International Inc. Class A	7,013	240
* Genesee & Wyoming Inc. Class A	2,718	235
GATX Corp.	4,914	222
Air Lease Corp. Class A	8,352	215
* Kirby Corp.	2,636	212
Pitney Bowes Inc.	12,792	209
AO Smith Corp.	4,942	208
Harsco Corp.	8,335	196
Hubbell Inc. Class B	1,885	191
* Navistar International Corp.	5,407	185
Teekay Corp.	4,346	174
Con-way Inc.	3,997	166
RR Donnelley & Sons Co.	9,195	153
FLIR Systems Inc.	4,870	152
CNH Global NV	3,240	149
Paychex Inc.	3,743	145
Babcock & Wilcox Co.	3,896	121
Rockwell Collins Inc.	1,648	117
Allison Transmission Holdings Inc.	3,304	74
Iron Mountain Inc.	2,438	63
* B/E Aerospace Inc.	704	48
Donaldson Co. Inc.	1,282	45
Alaska Air Group Inc.	611	35
IDEX Corp.	576	34
Waste Connections Inc.	770	33
Crane Co.	409	23
Booz Allen Hamilton Holding Corp.	111	2
		93,500
Technology (8.5%)
Cisco Systems Inc.	597,263	13,922
Apple Inc.	25,486	12,413
Intel Corp.	519,433	11,417
Hewlett-Packard Co.	217,938	4,869
EMC Corp.	117,582	3,031
* Yahoo! Inc.	99,908	2,710
Corning Inc.	164,822	2,314
Dell Inc.	140,241	1,931
* Adobe Systems Inc.	34,251	1,567
* Micron Technology Inc.	115,073	1,562
Western Digital Corp.	23,661	1,467
CA Inc.	36,730	1,074
KLA-Tencor Corp.	18,481	1,019
NVIDIA Corp.	64,606	953
Analog Devices Inc.	19,541	904
Broadcom Corp. Class A	35,616	900
* Juniper Networks Inc.	46,064	871
Computer Sciences Corp.	16,884	847
Altera Corp.	23,453	825
SanDisk Corp.	14,940	824
Activision Blizzard Inc.	47,684	778
Applied Materials Inc.	45,396	681
Amdocs Ltd.	17,971	662
* Lam Research Corp.	13,982	653
* Synopsys Inc.	17,025	617
* Avnet Inc.	15,700	605
Harris Corp.	10,146	575
* Nuance Communications Inc.	29,241	558
* Arrow Electronics Inc.	11,698	543
Symantec Corp.	21,137	541
Marvell Technology Group Ltd.	44,099	534

26

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Jabil Circuit Inc.	22,716	518
SAIC Inc.	32,746	493
Molex Inc.	15,461	449
* LSI Corp.	54,333	403
* Brocade Communications Systems Inc.	49,612	367
* MICROS Systems Inc.	7,481	366
* Ingram Micro Inc.	16,419	363
* Teradyne Inc.	21,344	328
AOL Inc.	8,694	286
Compuware Corp.	23,823	254
* VeriFone Systems Inc.	12,151	241
* Electronic Arts Inc.	7,842	209
* Polycom Inc.	20,884	207
* Tech Data Corp.	4,207	207
Diebold Inc.	7,214	204
* Autodesk Inc.	5,176	190
* Fairchild Semiconductor International Inc. Class A	15,342	187
* Zynga Inc. Class A	65,235	185
* EchoStar Corp. Class A	4,565	184
* Rovi Corp.	10,024	180
* Vishay Intertechnology Inc.	14,638	179
* Stratasys Ltd.	1,536	165
Dolby Laboratories Inc. Class A	3,079	97
* Skyworks Solutions Inc.	3,697	94
Avago Technologies Ltd. Class A	2,393	92
Motorola Solutions Inc.	1,459	82
* JDS Uniphase Corp.	6,003	77
AVX Corp.	5,162	66
* Freescale Semiconductor Ltd.	3,528	51
DST Systems Inc.	631	45
* ON Semiconductor Corp.	2,501	18
* Silicon Laboratories Inc.	418	16
* Riverbed Technology Inc.	1,005	16
		78,986
Utilities (9.0%)
AT&T Inc.	601,237	20,340
Duke Energy Corp.	78,812	5,170
Southern Co.	97,254	4,048
NextEra Energy Inc.	47,551	3,821
Dominion Resources Inc.	64,326	3,753
Exelon Corp.	95,572	2,914
American Electric Power Co. Inc.	54,255	2,322
Sempra Energy	27,187	2,295
CenturyLink Inc.	67,959	2,251
PPL Corp.	70,627	2,168
PG&E Corp.	49,277	2,038
Consolidated Edison Inc.	32,743	1,841
Public Service Enterprise Group Inc.	56,525	1,833
FirstEnergy Corp.	46,808	1,754
Edison International	36,358	1,668
Xcel Energy Inc.	55,592	1,552
Northeast Utilities	35,160	1,441
DTE Energy Co.	19,433	1,300
Entergy Corp.	19,919	1,260
CenterPoint Energy Inc.	47,774	1,095
Wisconsin Energy Corp.	25,420	1,043
NiSource Inc.	34,785	1,018
NRG Energy Inc.	35,875	942
Ameren Corp.	27,117	917
AES Corp.	69,611	885
American Water Works Co. Inc.	19,740	804
CMS Energy Corp.	29,330	778
OGE Energy Corp.	22,011	775
* Calpine Corp.	39,061	755

27

Vanguard® Russell 1000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
SCANA Corp.	15,599	751
Pinnacle West Capital Corp.	12,426	674
NV Energy Inc.	26,269	616
Alliant Energy Corp.	12,382	614
AGL Resources Inc.	13,182	579
MDU Resources Group Inc.	21,045	562
National Fuel Gas Co.	8,231	537
Energen Corp.	8,007	531
Sprint Corp.	79,030	530
Pepco Holdings Inc.	27,770	526
UGI Corp.	12,665	496
Integrys Energy Group Inc.	8,653	484
Frontier Communications Corp.	111,537	483
* T-Mobile US Inc.	19,326	451
Westar Energy Inc.	14,190	441
Atmos Energy Corp.	10,103	408
TECO Energy Inc.	24,318	402
Great Plains Energy Inc.	17,216	377
Questar Corp.	16,825	369
Telephone & Data Systems Inc.	11,149	309
Vectren Corp.	9,310	304
* Level 3 Communications Inc.	12,163	272
Hawaiian Electric Industries Inc.	10,749	269
ONEOK Inc.	1,390	72
United States Cellular Corp.	1,382	59
Aqua America Inc.	1,859	56
* Intelsat SA	2,355	54
Windstream Corp.	3,576	29

		84,036

Total Investments (99.9%) (Cost $811,492)		932,589
Other Assets and Liabilities—Net (0.1%)		1,090
Net Assets (100%)		933,679

* Non-income-producing security.
REIT—Real Estate Investment Trust.

28

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)

Common Stocks (100.0%)[1]
Consumer Discretionary (22.6%)
Home Depot Inc.	196,880	14,666
* Amazon.com Inc.	49,552	13,923
Comcast Corp. Class A	326,733	13,752
McDonald's Corp.	135,012	12,740
Wal-Mart Stores Inc.	143,748	10,491
* eBay Inc.	174,766	8,737
Starbucks Corp.	101,095	7,129
Lowe's Cos. Inc.	146,917	6,732
Costco Wholesale Corp.	58,917	6,591
* priceline.com Inc.	6,965	6,537
* Twenty-First Century Fox Inc.	197,648	6,192
NIKE Inc. Class B	95,556	6,003
Viacom Inc. Class B	65,421	5,205
TJX Cos. Inc.	97,189	5,124
Target Corp.	67,946	4,302
Yum! Brands Inc.	60,751	4,254
Time Warner Cable Inc.	39,238	4,212
* DIRECTV	70,466	4,100
CBS Corp. Class B	76,029	3,885
* Liberty Global plc Class A	45,050	3,500
Walt Disney Co.	54,106	3,291
Ford Motor Co.	183,734	2,975
Las Vegas Sands Corp.	52,569	2,962
* Discovery Communications Inc. Class A	33,219	2,575
* Dollar General Corp.	44,120	2,381
Delphi Automotive plc	42,026	2,312
VF Corp.	11,807	2,210
* Bed Bath & Beyond Inc.	29,244	2,156
Omnicom Group Inc.	34,742	2,107
Estee Lauder Cos. Inc. Class A	31,211	2,040
* Michael Kors Holdings Ltd.	27,314	2,024
Ross Stores Inc.	29,769	2,002
* AutoZone Inc.	4,758	1,998
Coach Inc.	37,803	1,996
* Netflix Inc.	6,782	1,925
* Tesla Motors Inc.	11,258	1,903
Mattel Inc.	46,619	1,888
L Brands Inc.	32,450	1,861
* O'Reilly Automotive Inc.	14,950	1,835
Harley-Davidson Inc.	30,329	1,819
Macy's Inc.	40,263	1,789
* Chipotle Mexican Grill Inc. Class A	4,173	1,703
* Dollar Tree Inc.	30,307	1,597
Wynn Resorts Ltd.	10,909	1,539
Genuine Parts Co.	19,834	1,527
Gap Inc.	37,722	1,525
BorgWarner Inc.	15,716	1,518
* CarMax Inc.	30,511	1,451
Ralph Lauren Corp. Class A	8,104	1,341
DISH Network Corp. Class A	28,467	1,280
PVH Corp.	9,789	1,260
* LKQ Corp.	40,725	1,191
Tiffany & Co.	15,225	1,174
Avon Products Inc.	58,889	1,164
Tractor Supply Co.	9,488	1,161
* Hertz Global Holdings Inc.	47,072	1,131
Marriott International Inc. Class A	28,083	1,123
Scripps Networks Interactive Inc. Class A	14,971	1,101
* TripAdvisor Inc.	14,871	1,100
Nordstrom Inc.	19,707	1,098
Wyndham Worldwide Corp.	18,229	1,082

29

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Charter Communications Inc. Class A	8,787	1,067
H&R Block Inc.	37,244	1,040
McGraw Hill Financial Inc.	17,649	1,030
PetSmart Inc.	14,130	995
Polaris Industries Inc.	8,796	961
Family Dollar Stores Inc.	13,192	939
* Ulta Salon Cosmetics & Fragrance Inc.	8,722	866
* Fossil Group Inc.	7,032	817
* Under Armour Inc. Class A	11,125	808
Advance Auto Parts Inc.	10,046	804
Hanesbrands Inc.	13,521	804
PulteGroup Inc.	51,532	793
News Corp. Class A	50,511	793
Williams-Sonoma Inc.	13,061	737
Starwood Hotels & Resorts Worldwide Inc.	11,404	729
Sirius XM Radio Inc.	201,033	720
Fortune Brands Home & Security Inc.	19,380	714
Expedia Inc.	14,231	665
* Goodyear Tire & Rubber Co.	32,676	657
International Game Technology	34,608	654
Nu Skin Enterprises Inc. Class A	7,719	646
* Jarden Corp.	15,003	644
Dick's Sporting Goods Inc.	13,681	635
* WABCO Holdings Inc.	8,094	631
Dunkin' Brands Group Inc.	14,190	611
* Panera Bread Co. Class A	3,713	609
* Urban Outfitters Inc.	14,210	596
* Sally Beauty Holdings Inc.	22,573	590
Hasbro Inc.	12,889	588
Carter's Inc.	7,868	579
Tupperware Brands Corp.	7,012	566
Newell Rubbermaid Inc.	22,171	561
Darden Restaurants Inc.	11,177	517
* AMC Networks Inc. Class A	7,940	492
* Visteon Corp.	6,649	476
* Madison Square Garden Co. Class A	8,141	474
* NVR Inc.	544	466
Cablevision Systems Corp. Class A	25,900	459
Domino's Pizza Inc.	7,468	459
Cinemark Holdings Inc.	15,293	451
* Lamar Advertising Co. Class A	10,549	444
* Liberty Ventures Class A	4,887	419
* Cabela's Inc.	6,311	414
Interpublic Group of Cos. Inc.	25,888	407
Service Corp. International	21,941	397
* Avis Budget Group Inc.	14,301	383
DSW Inc. Class A	4,375	377
* Lions Gate Entertainment Corp.	10,722	375
Brinker International Inc.	9,337	373
* Bally Technologies Inc.	5,034	363
Best Buy Co. Inc.	9,677	348
Starz	13,726	343
* AutoNation Inc.	6,768	316
* Pandora Media Inc.	17,166	316
Chico's FAS Inc.	20,244	316
* Tempur Sealy International Inc.	7,924	305
Thor Industries Inc.	5,950	305
Six Flags Entertainment Corp.	8,767	289
Burger King Worldwide Inc.	13,323	261
Gentex Corp.	10,901	246
American Eagle Outfitters Inc.	16,465	238
* HomeAway Inc.	7,526	237
Dillard's Inc. Class A	2,411	184
Nielsen Holdings NV	3,916	135

30

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Liberty Interactive Corp. Class A	5,664	128
SeaWorld Entertainment Inc.	4,045	121
* Deckers Outdoor Corp.	1,948	114
* Norwegian Cruise Line Holdings Ltd.	3,397	106
KAR Auction Services Inc.	3,769	100
Lear Corp.	1,388	95
Whirlpool Corp.	738	95
AMERCO	532	87
* Taylor Morrison Home Corp. Class A	3,709	76
Foot Locker Inc.	2,296	74
* Big Lots Inc.	1,957	69
Weight Watchers International Inc.	1,868	67
Signet Jewelers Ltd.	934	62
Abercrombie & Fitch Co.	1,216	43
* Clear Channel Outdoor Holdings Inc. Class A	5,638	43
Regal Entertainment Group Class A	2,312	41
* Ascena Retail Group Inc.	2,361	39
Aaron's Inc.	1,422	39
Choice Hotels International Inc.	241	9
		257,032
Consumer Staples (10.8%)
Coca-Cola Co.	515,476	19,681
Philip Morris International Inc.	220,434	18,393
PepsiCo Inc.	208,346	16,611
Altria Group Inc.	270,550	9,166
Colgate-Palmolive Co.	125,903	7,273
Walgreen Co.	96,192	4,624
General Mills Inc.	86,969	4,289
Kraft Foods Group Inc.	80,258	4,155
Kimberly-Clark Corp.	43,201	4,038
Whole Foods Market Inc.	49,905	2,633
Kroger Co.	69,854	2,557
Lorillard Inc.	50,649	2,142
Mead Johnson Nutrition Co.	27,280	2,047
Kellogg Co.	32,375	1,966
Hershey Co.	20,231	1,860
ConAgra Foods Inc.	52,071	1,761
* Green Mountain Coffee Roasters Inc.	19,933	1,720
Reynolds American Inc.	32,355	1,541
Coca-Cola Enterprises Inc.	37,291	1,395
Brown-Forman Corp. Class B	20,628	1,382
Dr Pepper Snapple Group Inc.	27,762	1,243
Clorox Co.	15,011	1,241
McCormick & Co. Inc.	17,921	1,212
CVS Caremark Corp.	19,104	1,109
Church & Dwight Co. Inc.	18,336	1,088
* Constellation Brands Inc. Class A	19,808	1,075
* Monster Beverage Corp.	18,252	1,048
Sysco Corp.	28,079	899
Hormel Foods Corp.	18,498	766
Herbalife Ltd.	11,767	718
Campbell Soup Co.	15,973	690
GNC Holdings Inc. Class A	13,098	666
Hillshire Brands Co.	16,363	529
Flowers Foods Inc.	22,675	471
* Fresh Market Inc.	5,474	267
Archer-Daniels-Midland Co.	6,649	234
* WhiteWave Foods Co. Class A	10,602	203
JM Smucker Co.	1,864	198
* WhiteWave Foods Co. Class B	7,836	149
Ingredion Inc.	1,215	77
Pinnacle Foods Inc.	2,558	69

31

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Safeway Inc.	2,475	64
		123,250
Energy (4.8%)
Schlumberger Ltd.	179,134	14,499
Halliburton Co.	125,631	6,030
EOG Resources Inc.	34,332	5,392
Kinder Morgan Inc.	81,487	3,091
Pioneer Natural Resources Co.	13,540	2,369
Cabot Oil & Gas Corp.	57,130	2,235
Seadrill Ltd.	47,803	2,211
Williams Cos. Inc.	50,601	1,834
* Southwestern Energy Co.	47,549	1,816
* FMC Technologies Inc.	32,062	1,719
Range Resources Corp.	22,030	1,652
EQT Corp.	18,672	1,601
* Concho Resources Inc.	14,281	1,378
* Cameron International Corp.	21,157	1,201
Oceaneering International Inc.	14,690	1,140
* Cheniere Energy Inc.	32,110	899
* Cobalt International Energy Inc.	34,616	845
* Dresser-Rand Group Inc.	10,545	643
SM Energy Co.	8,816	602
* Dril-Quip Inc.	5,386	549
* Continental Resources Inc.	5,612	518
* Gulfport Energy Corp.	8,372	494
* Oasis Petroleum Inc.	12,419	487
Noble Energy Inc.	5,998	368
Anadarko Petroleum Corp.	3,663	335
Baker Hughes Inc.	3,696	172
* Kosmos Energy Ltd.	13,454	137
* Laredo Petroleum Holdings Inc.	4,607	121
RPC Inc.	6,809	97
* SolarCity Corp.	2,863	90
CVR Energy Inc.	2,075	89
* Atwood Oceanics Inc.	1,413	79
World Fuel Services Corp.	1,729	66
QEP Resources Inc.	2,403	66
* Whiting Petroleum Corp.	1,244	63
		54,888
Financial Services (8.0%)
Visa Inc. Class A	70,327	12,266
Mastercard Inc. Class A	15,743	9,542
American Express Co.	127,470	9,166
Simon Property Group Inc.	31,055	4,523
American Tower Corporation	53,124	3,692
Public Storage	17,976	2,744
Franklin Resources Inc.	55,581	2,566
T. Rowe Price Group Inc.	34,848	2,444
Weyerhaeuser Co.	78,732	2,156
Aon plc	32,148	2,134
Marsh & McLennan Cos. Inc.	49,761	2,052
Prudential Financial Inc.	24,049	1,801
* IntercontinentalExchange Inc.	9,851	1,771
* Fiserv Inc.	18,121	1,745
Moody's Corp.	26,264	1,669
Progressive Corp.	65,563	1,644
BlackRock Inc.	6,229	1,622
Western Union Co.	75,624	1,326
* Alliance Data Systems Corp.	6,646	1,301
* Affiliated Managers Group Inc.	7,212	1,257
Ventas Inc.	18,048	1,124
Travelers Cos. Inc.	13,839	1,106
Plum Creek Timber Co. Inc.	22,223	985
Equifax Inc.	16,321	964

32

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* FleetCor Technologies Inc.	9,077	936
Rayonier Inc.	16,789	927
* CBRE Group Inc. Class A	38,410	840
Digital Realty Trust Inc.	13,391	745
Ameriprise Financial Inc.	8,532	735
Arthur J Gallagher & Co.	16,935	700
* Ocwen Financial Corp.	13,754	694
Eaton Vance Corp.	16,639	641
Lazard Ltd. Class A	17,087	605
* Realogy Holdings Corp.	14,270	604
FactSet Research Systems Inc.	5,836	597
Jack Henry & Associates Inc.	11,411	569
Waddell & Reed Financial Inc. Class A	11,390	542
Federal Realty Investment Trust	5,567	542
SEI Investments Co.	18,072	538
CBOE Holdings Inc.	11,596	532
Dun & Bradstreet Corp.	4,943	492
Global Payments Inc.	10,044	479
Broadridge Financial Solutions Inc.	16,071	478
Total System Services Inc.	16,816	465
Omega Healthcare Investors Inc.	15,418	438
Charles Schwab Corp.	19,819	414
Chubb Corp.	4,921	409
Vornado Realty Trust	4,812	391
Tanger Factory Outlet Centers	12,445	384
Corrections Corp. of America	9,678	319
Lender Processing Services Inc.	9,672	309
* Vantiv Inc. Class A	11,654	308
Apartment Investment & Management Co. Class A	10,625	292
Equity Lifestyle Properties Inc.	7,906	275
* MSCI Inc. Class A	6,657	250
Federated Investors Inc. Class B	9,056	246
Erie Indemnity Co. Class A	3,285	242
Regency Centers Corp.	5,074	241
Brown & Brown Inc.	7,253	226
LPL Financial Holdings Inc.	6,049	222
Morningstar Inc.	2,708	203
Boston Properties Inc.	1,829	187
Axis Capital Holdings Ltd.	4,036	174
Fidelity National Information Services Inc.	3,851	171
Loews Corp.	3,261	145
* Nationstar Mortgage Holdings Inc.	2,844	141
CBL & Associates Properties Inc.	7,078	136
Allied World Assurance Co. Holdings AG	1,481	136
Leucadia National Corp.	5,230	130
Endurance Specialty Holdings Ltd.	2,034	102
Taubman Centers Inc.	1,469	99
Hanover Insurance Group Inc.	1,604	85
* Spirit Realty Capital Inc.	9,578	83
American Financial Group Inc.	1,404	72
* Arch Capital Group Ltd.	1,100	59
* Signature Bank	544	48
Extra Space Storage Inc.	1,123	46
Senior Housing Properties Trust	1,822	41
Validus Holdings Ltd.	1,188	41
Artisan Partners Asset Management Inc.	704	34
* St. Joe Co.	719	14
		91,374
Health Care (11.9%)
* Gilead Sciences Inc.	205,571	12,390
Amgen Inc.	101,004	11,003
AbbVie Inc.	213,234	9,086
Bristol-Myers Squibb Co.	191,022	7,964
* Celgene Corp.	56,331	7,885

33

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Biogen Idec Inc.	32,043	6,826
* Express Scripts Holding Co.	96,476	6,163
Baxter International Inc.	73,208	5,092
Johnson & Johnson	48,658	4,205
McKesson Corp.	30,459	3,698
Allergan Inc.	39,772	3,515
* Alexion Pharmaceuticals Inc.	26,213	2,825
* Regeneron Pharmaceuticals Inc.	10,761	2,607
Becton Dickinson and Co.	26,177	2,549
* Actavis Inc.	17,947	2,426
* Vertex Pharmaceuticals Inc.	31,490	2,366
* Intuitive Surgical Inc.	5,414	2,093
Zoetis Inc.	67,441	1,966
* Cerner Corp.	39,948	1,840
* Mylan Inc.	51,551	1,822
AmerisourceBergen Corp. Class A	31,222	1,777
Stryker Corp.	26,059	1,743
Perrigo Co.	12,780	1,553
* Catamaran Corp.	28,001	1,538
Eli Lilly & Co.	29,344	1,508
* DaVita HealthCare Partners Inc.	12,430	1,336
* Illumina Inc.	16,603	1,292
CR Bard Inc.	10,982	1,261
St. Jude Medical Inc.	24,538	1,237
* Onyx Pharmaceuticals Inc.	9,948	1,229
* BioMarin Pharmaceutical Inc.	18,536	1,214
* Laboratory Corp. of America Holdings	12,678	1,214
* Henry Schein Inc.	11,656	1,178
* Life Technologies Corp.	14,889	1,108
* Edwards Lifesciences Corp.	15,414	1,085
* Varian Medical Systems Inc.	14,855	1,047
ResMed Inc.	19,514	922
* Pharmacyclics Inc.	7,760	865
Aetna Inc.	13,355	847
Warner Chilcott plc Class A	31,143	668
* IDEXX Laboratories Inc.	7,085	665
Cooper Cos. Inc.	4,850	633
* Endo Health Solutions Inc.	14,959	615
* Jazz Pharmaceuticals plc	6,885	604
* Covance Inc.	7,426	602
* Medivation Inc.	10,131	573
* Seattle Genetics Inc.	13,327	565
Universal Health Services Inc. Class B	8,178	554
* Cubist Pharmaceuticals Inc.	8,656	548
* Salix Pharmaceuticals Ltd.	8,069	540
* Tenet Healthcare Corp.	13,822	540
* Alkermes plc	16,777	533
* Incyte Corp. Ltd.	14,197	481
* Sirona Dental Systems Inc.	7,343	476
* Ariad Pharmaceuticals Inc.	24,448	455
* Health Management Associates Inc. Class A	34,420	443
* United Therapeutics Corp.	6,166	437
* MEDNAX Inc.	4,320	421
Patterson Cos. Inc.	10,369	413
* Theravance Inc.	10,687	383
* Brookdale Senior Living Inc. Class A	13,191	330
* Bruker Corp.	14,618	293
* Myriad Genetics Inc.	10,545	276
* Hologic Inc.	10,474	223
DENTSPLY International Inc.	5,279	222
Cigna Corp.	2,199	173
Techne Corp.	2,179	169
* Charles River Laboratories International Inc.	2,885	133
HCA Holdings Inc.	2,526	96

34

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Zimmer Holdings Inc.	1,206	95
Quest Diagnostics Inc.	1,333	78
* Quintiles Transnational Holdings Inc.	1,638	71
Community Health Systems Inc.	975	38
		135,621
Materials & Processing (5.3%)
Monsanto Co.	72,117	7,059
EI du Pont de Nemours & Co.	124,202	7,032
Praxair Inc.	39,837	4,677
Precision Castparts Corp.	19,760	4,174
LyondellBasell Industries NV Class A	54,978	3,857
Ecolab Inc.	35,298	3,224
PPG Industries Inc.	17,478	2,730
International Paper Co.	51,577	2,435
Sherwin-Williams Co.	11,945	2,059
Fastenal Co.	40,020	1,760
Eastman Chemical Co.	20,998	1,596
Sigma-Aldrich Corp.	15,419	1,272
FMC Corp.	18,551	1,236
Celanese Corp. Class A	21,882	1,077
Masco Corp.	48,690	921
Ball Corp.	20,415	907
Airgas Inc.	8,895	904
International Flavors & Fragrances Inc.	11,167	882
Dow Chemical Co.	21,831	816
Rock Tenn Co. Class A	6,913	768
Sealed Air Corp.	26,993	767
Valspar Corp.	12,268	763
* WR Grace & Co.	9,082	730
Packaging Corp. of America	13,457	714
* Crown Holdings Inc.	16,342	710
Martin Marietta Materials Inc.	6,187	594
Southern Copper Corp.	21,031	578
RPM International Inc.	16,464	559
Valmont Industries Inc.	3,636	491
Rockwood Holdings Inc.	7,497	479
* Hexcel Corp.	13,308	473
Lennox International Inc.	6,682	459
Eagle Materials Inc.	6,569	421
Aptargroup Inc.	6,237	367
* Owens-Illinois Inc.	12,738	362
NewMarket Corp.	1,298	356
Compass Minerals International Inc.	4,349	321
Scotts Miracle-Gro Co. Class A	5,754	303
Albemarle Corp.	4,404	275
Silgan Holdings Inc.	5,758	272
Westlake Chemical Corp.	2,393	242
Bemis Co. Inc.	5,997	239
* Armstrong World Industries Inc.	3,663	178
* MRC Global Inc.	4,746	125
Royal Gold Inc.	2,124	123
Greif Inc. Class A	834	45
* Tahoe Resources Inc.	1,986	36
		60,368
Producer Durables (12.3%)
United Technologies Corp.	116,014	11,613
Boeing Co.	102,211	10,622
Union Pacific Corp.	62,871	9,653
3M Co.	78,583	8,925
Honeywell International Inc.	106,234	8,453
United Parcel Service Inc. Class B	97,483	8,343
Accenture plc Class A	86,719	6,265
Automatic Data Processing Inc.	65,564	4,665
Deere & Co.	52,399	4,383

35

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Emerson Electric Co.	72,590	4,382
Lockheed Martin Corp.	35,129	4,300
Cummins Inc.	21,050	2,593
WW Grainger Inc.	7,942	1,964
Rockwell Automation Inc.	18,923	1,840
Ingersoll-Rand plc	28,841	1,706
CSX Corp.	68,939	1,697
Roper Industries Inc.	13,441	1,663
Kansas City Southern	14,927	1,574
Paychex Inc.	39,622	1,533
Dover Corp.	17,159	1,459
AMETEK Inc.	33,007	1,417
* United Continental Holdings Inc.	48,173	1,371
Illinois Tool Works Inc.	19,056	1,362
Caterpillar Inc.	16,175	1,335
* Stericycle Inc.	11,709	1,318
* Verisk Analytics Inc. Class A	20,676	1,286
CH Robinson Worldwide Inc.	21,898	1,245
Rockwell Collins Inc.	16,522	1,169
* Waters Corp.	11,641	1,151
Expeditors International of Washington Inc.	27,781	1,127
Danaher Corp.	16,601	1,088
Flowserve Corp.	19,251	1,074
Delta Air Lines Inc.	53,521	1,056
Pall Corp.	14,765	1,021
TransDigm Group Inc.	7,014	961
* IHS Inc. Class A	8,823	945
* Mettler-Toledo International Inc.	4,147	913
JB Hunt Transport Services Inc.	12,471	898
* Trimble Navigation Ltd.	35,112	887
* B/E Aerospace Inc.	12,713	867
Fluor Corp.	13,421	851
Chicago Bridge & Iron Co. NV	13,462	805
Wabtec Corp.	12,762	747
Lincoln Electric Holdings Inc.	11,475	717
* United Rentals Inc.	12,447	682
Robert Half International Inc.	19,274	680
Waste Connections Inc.	15,468	655
Donaldson Co. Inc.	17,952	633
IDEX Corp.	10,235	608
Hubbell Inc. Class B	5,967	605
* Colfax Corp.	11,417	595
Copa Holdings SA Class A	4,489	587
Nordson Corp.	8,491	566
Graco Inc.	8,083	562
Norfolk Southern Corp.	7,570	546
Iron Mountain Inc.	20,172	520
Alaska Air Group Inc.	8,612	488
MSC Industrial Direct Co. Inc. Class A	6,222	473
* Copart Inc.	14,649	465
* Clean Harbors Inc.	8,113	461
Genpact Ltd.	22,360	430
Huntington Ingalls Industries Inc.	6,657	421
* Old Dominion Freight Line Inc.	9,420	409
FLIR Systems Inc.	13,067	409
Toro Co.	7,607	402
ITT Corp.	11,950	393
National Instruments Corp.	13,355	371
Manitowoc Co. Inc.	17,809	356
* Kirby Corp.	4,386	353
Crane Co.	5,941	341
Landstar System Inc.	6,117	334
PACCAR Inc.	6,034	323
Babcock & Wilcox Co.	10,241	317

36

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Agilent Technologies Inc.	5,344	249
Rollins Inc.	8,818	218
* Genesee & Wyoming Inc. Class A	2,518	218
RR Donnelley & Sons Co.	13,058	218
Waste Management Inc.	4,959	201
Pitney Bowes Inc.	11,602	189
AO Smith Corp.	4,394	185
Cintas Corp.	3,825	183
Avery Dennison Corp.	4,189	179
Stanley Black & Decker Inc.	1,890	161
* Quanta Services Inc.	5,827	152
Southwest Airlines Co.	10,544	135
Con-way Inc.	2,714	113
Triumph Group Inc.	1,373	99
Booz Allen Hamilton Holding Corp.	3,844	78
Snap-on Inc.	811	76
* Spirit Aerosystems Holdings Inc. Class A	1,962	44
* Zebra Technologies Corp.	937	43
* AECOM Technology Corp.	1,312	38
Xylem Inc.	1,476	37
* Navistar International Corp.	977	33
Carlisle Cos. Inc.	389	26
Harsco Corp.	741	17
Allison Transmission Holdings Inc.	589	13
		140,134
Technology (22.3%)
Apple Inc.	95,766	46,643
Microsoft Corp.	1,125,580	37,594
* Google Inc. Class A	36,343	30,779
International Business Machines Corp.	140,222	25,558
QUALCOMM Inc.	232,826	15,432
Oracle Corp.	478,525	15,246
* Facebook Inc. Class A	229,354	9,468
Texas Instruments Inc.	149,606	5,715
* Salesforce.com Inc.	79,300	3,896
EMC Corp.	142,134	3,664
* Cognizant Technology Solutions Corp. Class A	40,575	2,974
* LinkedIn Corp. Class A	12,236	2,937
* Crown Castle International Corp.	39,425	2,737
Intuit Inc.	40,002	2,541
NetApp Inc.	48,671	2,022
* Citrix Systems Inc.	25,262	1,788
Symantec Corp.	68,682	1,759
Motorola Solutions Inc.	30,915	1,732
Amphenol Corp. Class A	21,518	1,630
Applied Materials Inc.	107,318	1,611
Xilinx Inc.	35,622	1,547
* Red Hat Inc.	25,789	1,303
* Teradata Corp.	22,224	1,301
* SBA Communications Corp. Class A	17,320	1,299
* Adobe Systems Inc.	26,613	1,218
Linear Technology Corp.	31,755	1,217
Avago Technologies Ltd. Class A	30,710	1,183
* Equinix Inc.	6,679	1,160
Maxim Integrated Products Inc.	39,822	1,109
* Akamai Technologies Inc.	23,848	1,097
* ANSYS Inc.	12,762	1,072
Microchip Technology Inc.	26,902	1,044
Intel Corp.	44,222	972
* VMware Inc. Class A	11,477	966
* BMC Software Inc.	19,803	911
* VeriSign Inc.	18,916	908
* F5 Networks Inc.	10,839	904
* Autodesk Inc.	24,483	900

37

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Cree Inc.	16,153	896
Broadcom Corp. Class A	34,309	867
* Electronic Arts Inc.	30,950	824
Analog Devices Inc.	17,757	822
SanDisk Corp.	14,664	809
* NCR Corp.	22,665	806
* Splunk Inc.	13,711	757
* Gartner Inc.	12,393	718
* Rackspace Hosting Inc.	15,416	691
* 3D Systems Corp.	13,353	686
* Concur Technologies Inc.	6,120	598
* Groupon Inc.	55,790	567
* Skyworks Solutions Inc.	21,011	533
Altera Corp.	14,636	515
* Informatica Corp.	14,319	512
* Cadence Design Systems Inc.	37,475	505
* ServiceNow Inc.	10,577	496
* TIBCO Software Inc.	21,716	489
IAC/InterActiveCorp	9,931	488
* NetSuite Inc.	4,826	480
Solera Holdings Inc.	9,060	468
* NeuStar Inc. Class A	8,654	437
* Atmel Corp.	56,951	413
* ON Semiconductor Corp.	56,833	411
* Workday Inc. Class A	5,011	363
* Fortinet Inc.	17,986	356
* SolarWinds Inc.	8,767	320
* Riverbed Technology Inc.	20,467	316
* JDS Uniphase Corp.	23,646	303
DST Systems Inc.	3,741	267
* Advanced Micro Devices Inc.	80,407	263
* Stratasys Ltd.	2,341	251
* Juniper Networks Inc.	12,433	235
* Lam Research Corp.	5,015	234
IPG Photonics Corp.	4,181	225
* Palo Alto Networks Inc.	4,425	212
* Silicon Laboratories Inc.	4,796	186
Harris Corp.	2,488	141
* Tableau Software Inc. Class A	1,251	90
* MICROS Systems Inc.	1,490	73
Dolby Laboratories Inc. Class A	2,316	73
* LSI Corp.	8,405	62
* Freescale Semiconductor Ltd.	3,291	47
* Rovi Corp.	1,592	29
		254,671
Utilities (2.0%)
Verizon Communications Inc.	385,612	18,270
ONEOK Inc.	26,386	1,357
ITC Holdings Corp.	6,943	617
Windstream Corp.	74,438	601
* tw telecom inc Class A	19,901	570
Aqua America Inc.	16,364	497
* Level 3 Communications Inc.	7,150	160
Sprint Corp.	20,739	139
* Calpine Corp.	6,025	116
Questar Corp.	2,906	64
* Intelsat SA	183	4

		22,395
Total Common Stocks (Cost $956,852)		1,139,733

38

Vanguard® Russell 1000 Growth Index Fund
Schedule of Investments
August 31, 2013

				Market
				Value
	Coupon			($000)
Temporary Cash Investment (0.0%)[1]

			Face
		Maturity	Amount
		Date	($000)
U.S. Government and Agency Obligations (0.0%)
2,3 Freddie Mac Discount Notes (Cost $100)	0.130%	9/16/13	100	100
Total Investments (100.0%) (Cost $956,952)				1,139,833
Other Assets and Liabilities—Net (0.0%)				336
Net Assets (100%)				1,140,169

* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.

39

© 2013 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA18480_102013

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Vanguard Russell 1000 Index Fund, Vanguard Russell 1000 Value Index Fund and Vanguard Russell 1000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds") as of August 31, 2013 and for the year then ended and have issued our unqualified report thereon dated October 16, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included audits of the Funds' schedules of investments as of August 31, 2013 appearing in Item 6 of this Form N-CSR. These schedules of investments are the responsibility of the Funds' management. Our responsibility is to express an opinion on the schedules of investments based on our audits.

In our opinion, the schedules of investments referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 16, 2013

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)

Common Stocks (99.9%)[1]
Consumer Discretionary (14.6%)
Brunswick Corp.	33,205	1,207
Sotheby's	25,102	1,157
Dana Holding Corp.	53,902	1,130
* Fifth & Pacific Cos. Inc.	44,099	1,051
Wolverine World Wide Inc.	18,412	1,036
* Tenneco Inc.	22,298	1,029
* Lumber Liquidators Holdings Inc.	10,083	1,002
Vail Resorts Inc.	13,181	896
Pool Corp.	17,170	894
* Live Nation Entertainment Inc.	51,662	871
Cheesecake Factory Inc.	19,574	818
* Steven Madden Ltd.	14,721	795
* Life Time Fitness Inc.	15,802	790
Pier 1 Imports Inc.	34,794	763
Cooper Tire & Rubber Co.	23,252	742
Rent-A-Center Inc.	19,598	735
* Shutterfly Inc.	13,939	724
* Buffalo Wild Wings Inc.	6,885	715
Cracker Barrel Old Country Store Inc.	7,211	710
Men's Wearhouse Inc.	18,454	695
* Iconix Brand Group Inc.	20,932	687
HSN Inc.	12,415	669
* Express Inc.	31,333	658
* Jack in the Box Inc.	16,328	645
Outerwall Inc.	10,269	638
* VistaPrint NV	11,983	638
Group 1 Automotive Inc.	7,984	613
* Saks Inc.	38,322	610
Penske Automotive Group Inc.	15,507	605
* ANN Inc.	17,318	601
Sinclair Broadcast Group Inc. Class A	25,116	601
PriceSmart Inc.	6,927	596
* ValueClick Inc.	27,977	592
Ryland Group Inc.	16,930	590
* Grand Canyon Education Inc.	16,667	575
Texas Roadhouse Inc. Class A	22,914	569
Meredith Corp.	13,111	564
* Asbury Automotive Group Inc.	11,441	562
* Conn's Inc.	8,286	552
* Genesco Inc.	8,815	544
* TiVo Inc.	46,470	542
Belo Corp. Class A	38,093	539
Lithia Motors Inc. Class A	8,196	538
Buckle Inc.	10,255	531
* Meritage Homes Corp.	13,269	530
* New York Times Co. Class A	47,358	528
* WMS Industries Inc.	20,106	517
Monro Muffler Brake Inc.	11,477	508
* Pinnacle Entertainment Inc.	21,431	507
* Select Comfort Corp.	20,428	505
Bob Evans Farms Inc.	10,234	502
Hillenbrand Inc.	20,174	500
* Hibbett Sports Inc.	9,540	494
KB Home	30,669	492
* American Axle & Manufacturing Holdings Inc.	24,865	478
* Helen of Troy Ltd.	11,791	474
* Krispy Kreme Doughnuts Inc.	23,884	471
* SHFL Entertainment Inc.	20,662	470
* Marriott Vacations Worldwide Corp.	10,788	470
* Vitamin Shoppe Inc.	11,140	469
Arbitron Inc.	9,955	468

1

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Dorman Products Inc.	9,260	465
* Bloomin' Brands Inc.	20,303	457
* Restoration Hardware Holdings Inc.	6,553	456
* Children's Place Retail Stores Inc.	8,561	455
* Five Below Inc.	12,150	447
Jones Group Inc.	29,658	437
* Skechers U.S.A. Inc. Class A	14,196	436
* Crocs Inc.	32,346	435
* Orient-Express Hotels Ltd. Class A	35,166	426
* Multimedia Games Holding Co. Inc.	10,597	416
Churchill Downs Inc.	5,047	409
* Jos A Bank Clothiers Inc.	10,264	408
La-Z-Boy Inc.	19,166	407
MDC Holdings Inc.	14,478	403
DineEquity Inc.	6,069	402
* Papa John's International Inc.	5,867	400
Valassis Communications Inc.	14,252	393
* Standard Pacific Corp.	54,981	393
* Francesca's Holdings Corp.	16,160	390
* Office Depot Inc.	90,329	378
Finish Line Inc. Class A	18,035	378
National CineMedia Inc.	20,882	375
Matthews International Corp. Class A	10,121	373
* K12 Inc.	10,260	373
Sturm Ruger & Co. Inc.	7,092	371
* Tumi Holdings Inc.	17,793	366
Nexstar Broadcasting Group Inc. Class A	10,749	361
* AFC Enterprises Inc.	8,765	359
OfficeMax Inc.	32,884	357
Brown Shoe Co. Inc.	15,865	356
Drew Industries Inc.	8,410	353
Stewart Enterprises Inc. Class A	26,596	348
* Red Robin Gourmet Burgers Inc.	5,197	337
* Sonic Corp.	20,614	329
International Speedway Corp. Class A	10,565	327
* Elizabeth Arden Inc.	9,408	327
* Angie's List Inc.	15,507	325
Interval Leisure Group Inc.	14,941	323
Sonic Automotive Inc. Class A	14,779	322
Oxford Industries Inc.	5,115	317
* Steiner Leisure Ltd.	5,574	311
* Boyd Gaming Corp.	25,505	309
* Caesars Entertainment Corp.	13,386	287
* BJ's Restaurants Inc.	9,070	283
Scholastic Corp.	9,576	283
* G-III Apparel Group Ltd.	6,079	278
* LifeLock Inc.	21,977	277
Movado Group Inc.	6,400	273
Regis Corp.	17,210	272
Columbia Sportswear Co.	4,678	265
* Meritor Inc.	35,295	263
CEC Entertainment Inc.	6,439	261
Arctic Cat Inc.	4,774	256
* American Public Education Inc.	6,376	255
* Smith & Wesson Holding Corp.	23,238	254
Cato Corp. Class A	9,976	251
* Scientific Games Corp. Class A	17,293	247
* ITT Educational Services Inc.	8,461	244
* HealthStream Inc.	7,292	242
* Aeropostale Inc.	29,275	238
* Quiksilver Inc.	48,013	238
* Fiesta Restaurant Group Inc.	7,179	235
Ethan Allen Interiors Inc.	8,990	234
* Winnebago Industries Inc.	10,165	226

2

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* LeapFrog Enterprises Inc.	23,081	222
Stage Stores Inc.	11,849	221
Standard Motor Products Inc.	7,177	220
* Capella Education Co.	4,004	218
* rue21 inc	5,311	217
* Pep Boys-Manny Moe & Jack	19,261	216
* Constant Contact Inc.	11,124	213
Chuy's Holdings Inc.	5,879	211
* Hovnanian Enterprises Inc. Class A	40,986	211
* Move Inc.	14,441	209
Fred's Inc. Class A	13,301	208
MDC Partners Inc. Class A	9,139	205
* Zumiez Inc.	7,647	204
* Gentherm Inc.	12,107	203
* Barnes & Noble Inc.	14,633	200
* Mattress Firm Holding Corp.	4,866	200
* Stamps.com Inc.	4,729	198
* Maidenform Brands Inc.	8,435	198
* Tuesday Morning Corp.	15,723	194
* Denny's Corp.	33,689	189
* Biglari Holdings Inc.	440	184
* Libbey Inc.	7,708	183
Callaway Golf Co.	26,095	181
Tile Shop Holdings Inc.	6,686	178
Haverty Furniture Cos. Inc.	7,154	173
* EW Scripps Co. Class A	11,326	172
Viad Corp.	7,461	168
* M/I Homes Inc.	8,873	166
* Universal Electronics Inc.	5,504	166
* Blue Nile Inc.	4,549	165
* Ruby Tuesday Inc.	22,370	162
* Federal-Mogul Corp.	10,412	159
Strayer Education Inc.	3,968	159
Bright Horizons Family Solutions Inc.	4,350	158
Inter Parfums Inc.	5,942	158
Beazer Homes USA Inc.	9,210	156
Ruth's Hospitality Group Inc.	13,152	155
* Vera Bradley Inc.	7,839	154
* Zale Corp.	11,921	149
Superior Industries International Inc.	8,530	149
* Carmike Cinemas Inc.	8,459	148
Shoe Carnival Inc.	5,508	140
Destination Maternity Corp.	4,968	138
* American Woodmark Corp.	3,934	137
* Shutterstock Inc.	2,721	135
* Cavco Industries Inc.	2,557	134
Nutrisystem Inc.	10,509	133
* Cumulus Media Inc. Class A	27,642	133
National Presto Industries Inc.	1,914	132
* Gray Television Inc.	19,943	132
* America's Car-Mart Inc.	3,200	131
Harte-Hanks Inc.	15,779	131
* Stoneridge Inc.	10,458	130
* RadioShack Corp.	39,593	129
* XO Group Inc.	10,660	127
* Journal Communications Inc. Class A	17,610	127
* Overstock.com Inc.	4,450	125
Stein Mart Inc.	10,159	123
* Central European Media Enterprises Ltd. Class A	28,107	122
* RealD Inc.	14,854	122
* Bridgepoint Education Inc.	7,358	122
* Digital Generation Inc.	9,748	120
* Wet Seal Inc. Class A	32,662	119
* Bravo Brio Restaurant Group Inc.	7,906	118

3

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Entravision Communications Corp. Class A	22,197	116
William Lyon Homes Class A	5,562	115
Big 5 Sporting Goods Corp.	6,794	114
Town Sports International Holdings Inc.	9,725	113
* QuinStreet Inc.	12,699	111
* Sears Hometown and Outlet Stores Inc.	3,437	110
* MarineMax Inc.	8,232	101
* Steinway Musical Instruments Inc.	2,465	99
World Wrestling Entertainment Inc. Class A	10,140	99
Carriage Services Inc. Class A	5,539	98
Remy International Inc.	4,937	96
* Kirkland's Inc.	4,914	96
* Fuel Systems Solutions Inc.	4,952	94
* Central Garden and Pet Co. Class A	14,757	92
* Rentrak Corp.	3,684	92
Destination XL Group Inc.	14,842	90
* Revlon Inc. Class A	3,999	90
* Citi Trends Inc.	5,446	88
Saga Communications Inc. Class A	1,705	84
* Black Diamond Inc.	7,991	83
* hhgregg Inc.	4,525	82
* Orbitz Worldwide Inc.	8,457	80
Marcus Corp.	6,526	80
* VOXX International Corp. Class A	6,583	80
Perry Ellis International Inc.	4,345	80
Universal Technical Institute Inc.	7,478	79
Jamba Inc.	5,887	76
TRI Pointe Homes Inc.	5,211	73
Speedway Motorsports Inc.	4,102	73
Del Frisco's Restaurant Group Inc.	3,770	73
* Media General Inc. Class A	6,909	72
* Christopher & Banks Corp.	12,805	71
bebe stores inc	12,264	71
* Education Management Corp.	8,512	69
* Nautilus Inc.	10,936	69
* West Marine Inc.	5,987	68
* Valuevision Media Inc. Class A	13,849	68
* Entercom Communications Corp. Class A	8,429	67
* McClatchy Co. Class A	21,427	66
CSS Industries Inc.	2,987	65
* Morgans Hotel Group Co.	9,390	65
* Rosetta Stone Inc.	4,103	63
Courier Corp.	4,036	63
* Corinthian Colleges Inc.	27,942	62
Weyco Group Inc.	2,296	57
Winmark Corp.	789	57
* Monarch Casino & Resort Inc.	3,024	57
RG Barry Corp.	3,516	56
Dex Media Inc.	6,041	56
* Isle of Capri Casinos Inc.	7,463	56
Marchex Inc. Class B	7,995	55
Hooker Furniture Corp.	3,741	54
* Cenveo Inc.	18,995	53
* Pacific Sunwear of California Inc.	16,275	53
Bassett Furniture Industries Inc.	3,825	53
Bon-Ton Stores Inc.	4,763	52
* Career Education Corp.	19,452	51
* Franklin Covey Co.	3,206	50
* Carrols Restaurant Group Inc.	8,345	50
Lifetime Brands Inc.	3,599	50
* New York & Co. Inc.	10,146	50
* 1-800-Flowers.com Inc. Class A	9,085	49
* Nathan's Famous Inc.	959	49
* Luby's Inc.	6,943	49

4

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Navarre Corp.	14,118	48
* Tilly's Inc. Class A	3,494	48
* Zagg Inc.	10,839	48
AH Belo Corp. Class A	6,658	48
* Tower International Inc.	2,183	45
* EveryWare Global Inc.	3,448	45
* Johnson Outdoors Inc. Class A	1,745	44
Lincoln Educational Services Corp.	8,603	44
* Gordmans Stores Inc.	3,129	43
* ReachLocal Inc.	3,662	40
* Daily Journal Corp.	322	40
* Reading International Inc. Class A	6,145	38
Flexsteel Industries Inc.	1,700	38
* Ignite Restaurant Group Inc.	2,513	38
Einstein Noah Restaurant Group Inc.	2,345	38
* Crown Media Holdings Inc. Class A	12,216	38
* Hemisphere Media Group Inc.	3,034	36
* Body Central Corp.	5,826	35
JAKKS Pacific Inc.	6,773	35
Systemax Inc.	3,840	35
* Skullcandy Inc.	6,364	34
Marine Products Corp.	3,836	33
Blyth Inc.	3,278	30
* American Apparel Inc.	20,431	29
Salem Communications Corp. Class A	3,660	28
* JTH Holding Inc. Class A	1,616	27
* Martha Stewart Living Omnimedia Class A	10,479	25
* Diversified Restaurant Holdings Inc.	3,780	24
Trans World Entertainment Corp.	3,732	17
* Biglari Holdings Inc. Rights Exp. 09/16/2013	440	13
Beasley Broadcasting Group Inc. Class A	1,659	12
		78,483
Consumer Staples (3.5%)
* Hain Celestial Group Inc.	14,120	1,155
* United Natural Foods Inc.	18,130	1,099
Casey's General Stores Inc.	14,134	932
* Rite Aid Corp.	268,042	927
Harris Teeter Supermarkets Inc.	18,251	897
* TreeHouse Foods Inc.	13,354	868
B&G Foods Inc.	19,404	657
* Boston Beer Co. Inc. Class A	3,034	643
Sanderson Farms Inc.	8,448	553
* SUPERVALU Inc.	74,518	534
* Post Holdings Inc.	11,993	512
Lancaster Colony Corp.	6,794	501
Spectrum Brands Holdings Inc.	7,893	478
Snyders-Lance Inc.	17,452	469
Andersons Inc.	6,864	451
J&J Snack Foods Corp.	5,484	422
Universal Corp.	8,567	420
Fresh Del Monte Produce Inc.	13,881	401
Vector Group Ltd.	22,097	361
* Boulder Brands Inc.	22,499	350
* Pilgrim's Pride Corp.	22,246	341
WD-40 Co.	5,858	341
* Susser Holdings Corp.	6,852	327
Seaboard Corp.	107	287
Core-Mark Holding Co. Inc.	4,154	262
* Dole Food Co. Inc.	18,597	255
Cal-Maine Foods Inc.	5,377	245
* Annie's Inc.	4,960	228
Tootsie Roll Industries Inc.	7,090	213
* Chiquita Brands International Inc.	16,830	207
Weis Markets Inc.	3,988	187

5

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Diamond Foods Inc.	8,170	169
* USANA Health Sciences Inc.	2,202	167
Spartan Stores Inc.	8,037	165
* Natural Grocers by Vitamin Cottage Inc.	3,522	136
Fairway Group Holdings Corp.	5,762	134
* Chefs' Warehouse Inc.	5,574	129
* Medifast Inc.	5,070	126
PetMed Express Inc.	8,048	123
Calavo Growers Inc.	4,894	121
Nash Finch Co.	4,933	120
* Star Scientific Inc.	61,118	120
Coca-Cola Bottling Co. Consolidated	1,878	118
Ingles Markets Inc. Class A	4,444	111
* Lifevantage Corp.	40,021	96
* Pantry Inc.	8,301	95
* Alliance One International Inc.	30,895	87
* Seneca Foods Corp. Class A	2,871	85
* PhotoMedex Inc.	4,945	81
Village Super Market Inc. Class A	2,232	78
Limoneira Co.	3,529	77
Roundy's Inc.	8,879	75
Nutraceutical International Corp.	3,016	68
Nature's Sunshine Products Inc.	3,843	67
Female Health Co.	7,664	66
National Beverage Corp.	3,999	64
* Vitacost.com Inc.	7,746	64
* Omega Protein Corp.	7,022	63
John B Sanfilippo & Son Inc.	2,884	62
Orchids Paper Products Co.	2,107	58
Arden Group Inc.	411	55
* Craft Brew Alliance Inc.	3,722	45
* Inventure Foods Inc.	4,940	45
Alico Inc.	1,017	41
* Synutra International Inc.	6,098	29
* Farmer Bros Co.	2,085	29
Lifeway Foods Inc.	1,622	23
		18,715
Energy (5.4%)
* Rosetta Resources Inc.	22,459	1,045
* Kodiak Oil & Gas Corp.	97,821	977
* Helix Energy Solutions Group Inc.	38,970	975
Targa Resources Corp.	12,077	822
SemGroup Corp. Class A	15,526	822
Berry Petroleum Co. Class A	19,333	796
Energy XXI Bermuda Ltd.	29,137	774
* PDC Energy Inc.	13,069	750
* Hornbeck Offshore Services Inc.	13,138	716
SEACOR Holdings Inc.	7,382	613
CARBO Ceramics Inc.	7,266	593
Western Refining Inc.	19,875	583
* Exterran Holdings Inc.	21,134	580
* Carrizo Oil & Gas Inc.	14,955	512
* Stone Energy Corp.	18,262	500
* Alpha Natural Resources Inc.	81,054	493
* Bonanza Creek Energy Inc.	10,766	427
* Hercules Offshore Inc.	58,543	422
* SunCoke Energy Inc.	25,688	404
* Halcon Resources Corp.	85,024	404
* Bill Barrett Corp.	17,897	385
* Forum Energy Technologies Inc.	14,617	383
* Key Energy Services Inc.	55,939	373
* EPL Oil & Gas Inc.	10,970	371
EXCO Resources Inc.	49,695	362
* Flotek Industries Inc.	18,034	357

6

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Rex Energy Corp.	17,106	356
* Newpark Resources Inc.	31,627	352
* Cloud Peak Energy Inc.	22,329	352
Crosstex Energy Inc.	18,000	351
* C&J Energy Services Inc.	17,032	350
Arch Coal Inc.	77,914	348
* TETRA Technologies Inc.	29,623	348
* Geospace Technologies Corp.	4,887	341
Delek US Holdings Inc.	13,631	339
* SunPower Corp. Class A	15,620	336
* Clean Energy Fuels Corp.	25,861	325
* Matador Resources Co.	18,811	319
* Northern Oil and Gas Inc.	24,248	312
* Approach Resources Inc.	13,269	309
* Magnum Hunter Resources Corp.	65,413	304
Walter Energy Inc.	22,664	293
* Diamondback Energy Inc.	7,168	288
* GT Advanced Technologies Inc.	43,249	279
Comstock Resources Inc.	17,492	255
* Sanchez Energy Corp.	10,297	249
* Parker Drilling Co.	43,145	248
* Forest Oil Corp.	43,209	240
* ION Geophysical Corp.	48,230	231
* Goodrich Petroleum Corp.	9,687	208
* Solazyme Inc.	17,320	195
W&T Offshore Inc.	12,594	195
* Resolute Energy Corp.	24,523	192
* Era Group Inc.	7,387	183
* Swift Energy Co.	15,705	177
* Synergy Resources Corp.	18,378	172
* Tesco Corp.	11,090	171
Contango Oil & Gas Co.	4,774	171
* RigNet Inc.	4,346	158
* Pioneer Energy Services Corp.	22,823	154
* Green Plains Renewable Energy Inc.	9,281	149
* Matrix Service Co.	9,570	149
* Willbros Group Inc.	15,838	144
* Triangle Petroleum Corp.	21,543	143
* EnerNOC Inc.	9,640	140
* Renewable Energy Group Inc.	8,404	130
* Vaalco Energy Inc.	23,028	128
* Basic Energy Services Inc.	10,980	128
* Vantage Drilling Co.	73,782	127
Gulf Island Fabrication Inc.	5,308	125
* Natural Gas Services Group Inc.	4,540	125
* Capstone Turbine Corp.	111,803	124
* PowerSecure International Inc.	7,938	122
Nuverra Environmental Solutions Inc.	52,361	120
* Clayton Williams Energy Inc.	2,371	117
Alon USA Energy Inc.	9,397	117
* Dawson Geophysical Co.	3,245	117
* BPZ Resources Inc.	41,533	95
* Penn Virginia Corp.	19,664	95
* PetroQuest Energy Inc.	20,089	84
* Emerald Oil Inc.	12,889	84
* Endeavour International Corp.	16,603	83
* Mitcham Industries Inc.	4,500	79
* Warren Resources Inc.	25,688	74
* Quicksilver Resources Inc.	43,921	73
* Abraxas Petroleum Corp.	28,783	73
Panhandle Oil and Gas Inc. Class A	2,457	70
* Cal Dive International Inc.	34,522	70
* FuelCell Energy Inc.	55,944	69
* Miller Energy Resources Inc.	10,759	67

7

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Evolution Petroleum Corp.	5,977	67
* FX Energy Inc.	18,829	64
* Gastar Exploration Ltd.	20,096	63
* Callon Petroleum Co.	13,868	62
Equal Energy Ltd.	12,552	60
* Ameresco Inc. Class A	6,893	59
* REX American Resources Corp.	1,927	57
TGC Industries Inc.	7,143	57
* Arabian American Development Co.	7,008	55
Bolt Technology Corp.	3,043	54
* Midstates Petroleum Co. Inc.	11,701	53
* Westmoreland Coal Co.	4,107	53
* Apco Oil and Gas International Inc.	3,220	47
Adams Resources & Energy Inc.	742	45
* Edgen Group Inc.	6,017	44
* Enphase Energy Inc.	5,627	35
* Isramco Inc.	325	34
* KiOR Inc.	15,471	34
* L&L Energy Inc.	10,596	25
* Amyris Inc.	9,240	24
* Crimson Exploration Inc.	8,011	24
Hallador Energy Co.	3,063	23
* Global Geophysical Services Inc.	8,048	20
* ZaZa Energy Corp.	13,068	13
* Magnum Hunter Resources Corp. Warrants Exp. 10/14/2013	1,086	—
		28,833
Financial Services (23.7%)
Prosperity Bancshares Inc.	22,159	1,325
FirstMerit Corp.	60,930	1,289
* WEX Inc.	14,242	1,140
Highwoods Properties Inc.	32,982	1,114
CNO Financial Group Inc.	81,556	1,108
Prospect Capital Corp.	95,370	1,056
RLJ Lodging Trust	45,467	1,045
Hancock Holding Co.	31,206	1,003
* Portfolio Recovery Associates Inc.	18,704	992
Financial Engines Inc.	18,038	964
* Stifel Financial Corp.	23,336	934
LaSalle Hotel Properties	35,191	934
Webster Financial Corp.	33,308	881
Susquehanna Bancshares Inc.	68,729	867
* MGIC Investment Corp.	119,417	862
Radian Group Inc.	63,457	860
EPR Properties	17,367	851
First American Financial Corp.	39,712	830
* Zillow Inc. Class A	8,554	825
Geo Group Inc.	26,397	824
CubeSmart	48,902	814
Healthcare Realty Trust Inc.	35,326	794
Primerica Inc.	20,919	777
NorthStar Realty Finance Corp.	87,989	771
Sovran Self Storage Inc.	11,528	764
Invesco Mortgage Capital Inc.	49,634	760
American Realty Capital Properties Inc.	56,542	758
Lexington Realty Trust	61,950	726
* Sunstone Hotel Investors Inc.	59,770	719
Colonial Properties Trust	32,534	719
DCT Industrial Trust Inc.	106,717	714
UMB Financial Corp.	11,912	712
MarketAxess Holdings Inc.	13,768	699
DiamondRock Hospitality Co.	71,748	695
Medical Properties Trust Inc.	59,312	685
BancorpSouth Inc.	34,940	677
Capitol Federal Financial Inc.	54,681	669

8

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Umpqua Holdings Corp.	41,099	667
First Financial Bankshares Inc.	11,575	666
* Texas Capital Bancshares Inc.	14,970	660
Fair Isaac Corp.	13,168	659
Apollo Investment Corp.	82,500	651
FNB Corp.	53,235	643
Chambers Street Properties	86,816	638
Cathay General Bancorp	28,950	637
* Euronet Worldwide Inc.	18,298	629
EastGroup Properties Inc.	11,106	624
Glacier Bancorp Inc.	26,439	624
Platinum Underwriters Holdings Ltd.	10,744	621
Trustmark Corp.	24,654	613
Cousins Properties Inc.	61,714	613
RLI Corp.	7,813	610
First Industrial Realty Trust Inc.	39,457	597
Washington REIT	24,411	595
Home Loan Servicing Solutions Ltd.	26,069	594
* First Cash Financial Services Inc.	10,712	592
New Residential Investment Corp.	92,883	590
Pebblebrook Hotel Trust	22,543	577
ARMOUR Residential REIT Inc.	137,336	574
* Cardtronics Inc.	16,542	574
Potlatch Corp.	14,863	573
Iberiabank Corp.	10,899	570
* Alexander & Baldwin Inc.	15,802	568
Sun Communities Inc.	13,079	562
PennyMac Mortgage Investment Trust	25,862	544
MB Financial Inc.	20,116	543
* Strategic Hotels & Resorts Inc.	66,552	540
Wintrust Financial Corp.	13,596	539
Redwood Trust Inc.	30,147	536
Ryman Hospitality Properties Inc.	16,193	535
Glimcher Realty Trust	53,044	525
DuPont Fabros Technology Inc.	22,911	522
PrivateBancorp Inc.	23,825	520
Bank of the Ozarks Inc.	11,415	518
Evercore Partners Inc. Class A	11,606	518
Symetra Financial Corp.	29,911	517
United Bankshares Inc.	18,480	513
* Walter Investment Management Corp.	13,540	497
National Health Investors Inc.	9,031	496
Heartland Payment Systems Inc.	13,336	493
CYS Investments Inc.	64,097	492
Community Bank System Inc.	14,789	492
Greenhill & Co. Inc.	10,347	490
Old National Bancorp	37,210	489
PS Business Parks Inc.	6,700	487
Acadia Realty Trust	20,217	472
First Financial Holdings Inc.	8,755	471
* Enstar Group Ltd.	3,496	471
Westamerica Bancorporation	9,984	470
Equity One Inc.	22,101	470
Government Properties Income Trust	20,066	469
Colony Financial Inc.	23,713	469
Selective Insurance Group Inc.	20,384	467
PacWest Bancorp	14,024	466
American Equity Investment Life Holding Co.	23,500	466
Pennsylvania REIT	24,964	463
Fifth Street Finance Corp.	44,679	463
Northwest Bancshares Inc.	34,685	463
Janus Capital Group Inc.	54,774	458
Cash America International Inc.	10,578	453
LTC Properties Inc.	12,752	452

9

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Western Alliance Bancorp	27,401	449
Columbia Banking System Inc.	18,901	439
National Penn Bancshares Inc.	43,352	435
American Capital Mortgage Investment Corp.	21,648	434
International Bancshares Corp.	19,744	433
CVB Financial Corp.	33,712	429
Home BancShares Inc.	16,792	427
Main Street Capital Corp.	14,332	417
* WisdomTree Investments Inc.	37,186	416
EverBank Financial Corp.	29,546	415
First Midwest Bancorp Inc.	27,504	413
Argo Group International Holdings Ltd.	10,091	412
Capstead Mortgage Corp.	35,079	412
Franklin Street Properties Corp.	33,440	407
Amtrust Financial Services Inc.	11,364	406
Montpelier Re Holdings Ltd.	16,133	401
Astoria Financial Corp.	32,418	399
* Encore Capital Group Inc.	9,179	394
Chesapeake Lodging Trust	17,784	391
Hersha Hospitality Trust Class A	74,356	390
BBCN Bancorp Inc.	28,844	385
Horace Mann Educators Corp.	14,569	384
National Bank Holdings Corp. Class A	19,186	375
* Virtus Investment Partners Inc.	2,126	371
* Ambac Financial Group Inc.	16,519	366
American Assets Trust Inc.	12,311	365
Solar Capital Ltd.	16,504	362
Education Realty Trust Inc.	41,856	360
* Pinnacle Financial Partners Inc.	12,858	359
* Hilltop Holdings Inc.	22,778	357
* iStar Financial Inc.	32,130	356
Kennedy-Wilson Holdings Inc.	19,236	355
Provident Financial Services Inc.	21,907	354
NBT Bancorp Inc.	16,077	344
Retail Opportunity Investments Corp.	26,376	341
Hercules Technology Growth Capital Inc.	23,322	338
Investors Bancorp Inc.	16,212	338
Park National Corp.	4,364	332
First Financial Bancorp	21,942	329
* Ezcorp Inc. Class A	19,367	329
Nelnet Inc. Class A	8,678	329
Hudson Pacific Properties Inc.	16,435	328
Ramco-Gershenson Properties Trust	22,640	328
Advent Software Inc.	11,984	323
Inland Real Estate Corp.	32,391	318
Sabra Health Care REIT Inc.	14,188	314
Investors Real Estate Trust	38,356	313
Sterling Financial Corp.	12,916	313
Employers Holdings Inc.	11,772	312
Boston Private Financial Holdings Inc.	30,311	310
Independent Bank Corp.	8,703	309
STAG Industrial Inc.	15,356	307
^ Triangle Capital Corp.	10,493	306
* World Acceptance Corp.	3,540	303
Tower Group International Ltd.	21,306	301
ViewPoint Financial Group Inc.	14,469	288
Associated Estates Realty Corp.	20,839	287
OFG Bancorp	16,525	284
* BofI Holding Inc.	4,381	284
* Credit Acceptance Corp.	2,573	277
HFF Inc. Class A	11,986	276
* Greenlight Capital Re Ltd. Class A	10,216	274
CapLease Inc.	32,180	274
Chemical Financial Corp.	9,972	272

10

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
WesBanco Inc.	9,385	269
Resource Capital Corp.	45,990	268
PennantPark Investment Corp.	24,067	267
First Potomac Realty Trust	21,276	265
BlackRock Kelso Capital Corp.	26,838	263
First Commonwealth Financial Corp.	35,459	260
Parkway Properties Inc.	15,778	258
BGC Partners Inc. Class A	46,019	257
Ashford Hospitality Trust Inc.	22,257	257
Banco Latinoamericano de Comercio Exterior SA	10,602	255
EVERTEC Inc.	10,688	255
Oritani Financial Corp.	16,434	255
Northfield Bancorp Inc.	21,081	253
Infinity Property & Casualty Corp.	4,174	253
FXCM Inc. Class A	13,250	252
* Forestar Group Inc.	12,550	251
* FelCor Lodging Trust Inc.	44,956	248
Campus Crest Communities Inc.	23,381	247
S&T Bancorp Inc.	10,764	242
Banner Corp.	7,048	241
Maiden Holdings Ltd.	18,048	236
Stewart Information Services Corp.	7,717	236
Safety Insurance Group Inc.	4,665	234
Anworth Mortgage Asset Corp.	52,469	232
City Holding Co.	5,671	232
Renasant Corp.	9,133	230
Brookline Bancorp Inc.	25,387	230
* Investment Technology Group Inc.	13,479	229
CoreSite Realty Corp.	7,514	229
Summit Hotel Properties Inc.	23,880	228
* United Community Banks Inc.	15,601	227
Tompkins Financial Corp.	5,235	227
* KCG Holdings Inc. Class A	26,081	226
Berkshire Hills Bancorp Inc.	9,082	226
* Green Dot Corp. Class A	9,470	217
AMERISAFE Inc.	6,661	217
Golub Capital BDC Inc.	12,552	217
United Fire Group Inc.	7,453	214
Cohen & Steers Inc.	6,816	213
Alexander's Inc.	761	208
* Eagle Bancorp Inc.	8,080	206
* Navigators Group Inc.	3,751	205
Sandy Spring Bancorp Inc.	9,041	202
Excel Trust Inc.	17,324	202
Apollo Commercial Real Estate Finance Inc.	13,359	201
Flushing Financial Corp.	11,168	200
TrustCo Bank Corp. NY	34,122	199
New Mountain Finance Corp.	13,519	198
Cass Information Systems Inc.	3,731	196
THL Credit Inc.	12,447	195
Select Income REIT	7,928	193
* Piper Jaffray Cos.	5,924	193
Community Trust Bancorp Inc.	5,076	191
Kite Realty Group Trust	33,132	191
* Bancorp Inc.	12,058	191
* Global Cash Access Holdings Inc.	24,308	187
* eHealth Inc.	6,760	187
Hanmi Financial Corp.	11,442	187
Lakeland Financial Corp.	5,950	185
Dime Community Bancshares Inc.	11,535	184
TICC Capital Corp.	19,031	183
Cardinal Financial Corp.	11,110	183
Wilshire Bancorp Inc.	22,430	182
AG Mortgage Investment Trust Inc.	10,254	180

11

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Capital Bank Financial Corp.	9,102	180
First Merchants Corp.	10,426	178
State Bank Financial Corp.	11,717	178
Apollo Residential Mortgage Inc.	11,604	177
Urstadt Biddle Properties Inc. Class A	9,029	176
* PICO Holdings Inc.	8,345	176
* Altisource Residential Corp.	9,199	174
Universal Health Realty Income Trust	4,312	173
WSFS Financial Corp.	2,881	172
StellarOne Corp.	8,337	171
Getty Realty Corp.	9,276	169
* Ameris Bancorp	8,765	168
* First BanCorp	26,113	167
Provident New York Bancorp	16,281	166
* DFC Global Corp.	14,667	166
Southside Bancshares Inc.	6,549	163
Capital Southwest Corp.	4,939	163
Medley Capital Corp.	12,197	160
Dynex Capital Inc.	19,900	160
Washington Trust Bancorp Inc.	5,312	159
* MoneyGram International Inc.	7,860	159
Terreno Realty Corp.	9,052	159
Union First Market Bankshares Corp.	7,420	159
National Western Life Insurance Co. Class A	794	157
RAIT Financial Trust	25,340	157
Rouse Properties Inc.	8,232	153
* Tejon Ranch Co.	5,059	150
Chatham Lodging Trust	8,281	150
TCP Capital Corp.	9,536	149
Heartland Financial USA Inc.	5,442	148
Simmons First National Corp. Class A	6,060	147
First Interstate Bancsystem Inc.	6,438	146
* Virginia Commerce Bancorp Inc.	9,899	146
Sterling Bancorp	11,363	144
FBL Financial Group Inc. Class A	3,259	144
Lakeland Bancorp Inc.	13,120	143
1st Source Corp.	5,538	143
New York Mortgage Trust Inc.	23,395	141
Monmouth Real Estate Investment Corp. Class A	15,579	140
Western Asset Mortgage Capital Corp.	8,922	139
Arlington Asset Investment Corp. Class A	5,876	136
Central Pacific Financial Corp.	8,012	136
SY Bancorp Inc.	5,124	136
TowneBank	9,662	136
HomeTrust Bancshares Inc.	8,259	135
* Taylor Capital Group Inc.	6,341	134
CyrusOne Inc.	7,039	134
Bancfirst Corp.	2,601	133
Westwood Holdings Group Inc.	2,773	132
Agree Realty Corp.	4,861	132
Rockville Financial Inc.	10,068	131
* Citizens Inc. Class A	17,342	131
Trico Bancshares	6,358	130
* Customers Bancorp Inc.	7,949	130
Cedar Realty Trust Inc.	26,542	130
OneBeacon Insurance Group Ltd. Class A	9,020	129
Federal Agricultural Mortgage Corp.	3,783	127
GAMCO Investors Inc.	2,212	127
Winthrop Realty Trust	10,685	127
Univest Corp. of Pennsylvania	6,657	127
* NewStar Financial Inc.	9,634	127
First Busey Corp.	26,598	127
* Cowen Group Inc. Class A	38,959	126
First Financial Corp.	4,121	125

12

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Saul Centers Inc.	2,883	125
Bryn Mawr Bank Corp.	4,960	125
Diamond Hill Investment Group Inc.	1,131	124
United Financial Bancorp Inc.	7,894	124
MCG Capital Corp.	25,104	123
* Safeguard Scientifics Inc.	8,410	122
* Harbinger Group Inc.	13,292	122
Hudson Valley Holding Corp.	6,599	121
German American Bancorp Inc.	5,074	121
MVC Capital Inc.	9,633	121
Enterprise Financial Services Corp.	7,279	120
Meadowbrook Insurance Group Inc.	20,083	120
AmREIT Inc.	7,109	120
* Beneficial Mutual Bancorp Inc.	12,879	119
HCI Group Inc.	3,414	119
Camden National Corp.	3,082	118
First of Long Island Corp.	3,189	117
MainSource Financial Group Inc.	8,218	117
* American Safety Insurance Holdings Ltd.	3,883	117
Flagstar Bancorp Inc.	7,997	116
* Southwest Bancorp Inc.	7,965	115
Blackhawk Network Holdings Inc.	4,661	114
CoBiz Financial Inc.	12,608	113
State Auto Financial Corp.	6,050	113
First Bancorp	7,958	112
Bank Mutual Corp.	18,757	111
Ares Commercial Real Estate Corp.	7,751	99
GFI Group Inc.	24,544	98
Centerstate Banks Inc.	10,608	97
Great Southern Bancorp Inc.	3,631	97
* INTL. FCStone Inc.	4,965	95
First Community Bancshares Inc.	6,315	95
Park Sterling Corp.	15,901	95
* Metro Bancorp Inc.	4,983	95
Arrow Financial Corp.	3,680	93
Medallion Financial Corp.	6,565	93
Aviv REIT Inc.	4,054	92
* OmniAmerican Bancorp Inc.	4,041	92
Fidus Investment Corp.	4,830	91
Republic Bancorp Inc. Class A	3,418	90
National Bankshares Inc.	2,470	90
Financial Institutions Inc.	4,862	90
Gladstone Commercial Corp.	5,077	90
HomeStreet Inc.	4,569	90
One Liberty Properties Inc.	4,141	89
* Gramercy Property Trust Inc.	20,932	86
Whitestone REIT	6,010	85
Silver Bay Realty Trust Corp.	5,370	85
* GSV Capital Corp.	6,812	84
First Defiance Financial Corp.	3,445	84
* Walker & Dunlop Inc.	5,805	84
BNC Bancorp	6,458	84
First Connecticut Bancorp Inc.	5,988	84
Citizens & Northern Corp.	4,358	84
Penns Woods Bancorp Inc.	1,769	83
KCAP Financial Inc.	9,966	83
Charter Financial Corp.	8,022	83
FBR & Co.	3,081	83
* American Residential Properties Inc.	4,832	82
Territorial Bancorp Inc.	3,746	82
* Higher One Holdings Inc.	11,055	82
Heritage Financial Corp.	5,342	81
* Pacific Premier Bancorp Inc.	6,026	80
Peoples Bancorp Inc.	3,791	79

13

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Pacific Continental Corp.	6,307	79
OceanFirst Financial Corp.	4,853	79
* Banc of California Inc.	5,913	79
* Phoenix Cos. Inc.	2,044	77
* PennyMac Financial Services Inc. Class A	4,506	77
Baldwin & Lyons Inc.	3,254	77
Fidelity Southern Corp.	5,266	76
Bank of Marin Bancorp	1,919	76
* Global Indemnity plc	3,076	75
1st United Bancorp Inc.	10,535	75
* Yadkin Financial Corp.	5,070	75
Washington Banking Co.	5,453	75
Consolidated-Tomoka Land Co.	2,062	74
CNB Financial Corp.	4,397	74
* United Community Financial Corp.	18,125	73
Fox Chase Bancorp Inc.	4,293	72
Solar Senior Capital Ltd.	4,059	72
Manning & Napier Inc.	4,788	72
PennantPark Floating Rate Capital Ltd.	5,327	71
Universal Insurance Holdings Inc.	9,543	70
Crawford & Co. Class B	9,199	70
* Xoom Corp.	2,590	70
Calamos Asset Management Inc. Class A	6,999	69
* Suffolk Bancorp	4,078	69
West Bancorporation Inc.	5,503	69
Meta Financial Group Inc.	2,191	69
* Firsthand Technology Value Fund Inc.	3,016	68
Franklin Financial Corp.	3,789	68
Bridge Bancorp Inc.	3,164	67
Horizon Bancorp	3,066	66
Ames National Corp.	3,281	66
* Preferred Bank	4,115	66
Home Federal Bancorp Inc.	5,109	65
* NewBridge Bancorp	8,904	64
^ Stellus Capital Investment Corp.	4,249	64
Gladstone Investment Corp.	9,333	64
Armada Hoffler Properties Inc.	6,700	63
* MPG Office Trust Inc.	20,214	63
BankFinancial Corp.	7,428	62
First Financial Northwest Inc.	5,829	62
Guaranty Bancorp	5,241	62
Sierra Bancorp	4,292	62
Kansas City Life Insurance Co.	1,415	62
Mercantile Bank Corp.	3,068	61
Oppenheimer Holdings Inc. Class A	3,495	61
Hannon Armstrong Sustainable Infrastructure Capital Inc.	5,194	61
* Ladenburg Thalmann Financial Services Inc.	36,303	61
American National Bankshares Inc.	2,769	61
Gladstone Capital Corp.	7,363	60
JAVELIN Mortgage Investment Corp.	4,728	59
National Interstate Corp.	2,342	59
Thomas Properties Group Inc.	10,660	59
Nicholas Financial Inc.	3,624	59
Bank of Kentucky Financial Corp.	2,164	58
Center Bancorp Inc.	4,152	58
Merchants Bancshares Inc.	1,977	58
C&F Financial Corp.	1,152	58
Provident Financial Holdings Inc.	3,235	57
* Meridian Interstate Bancorp Inc.	2,910	57
Tree.com Inc.	2,272	57
MetroCorp Bancshares Inc.	5,620	57
MidWestOne Financial Group Inc.	2,386	56
* CU Bancorp	3,314	55
First Bancorp Inc.	3,368	55

14

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Doral Financial Corp.	2,301	54
* Bridge Capital Holdings	3,392	54
* SWS Group Inc.	10,210	54
ESB Financial Corp.	4,524	54
* AV Homes Inc.	3,327	54
Peapack Gladstone Financial Corp.	3,171	53
* Farmers Capital Bank Corp.	2,634	53
* Seacoast Banking Corp. of Florida	25,481	52
* Capital City Bank Group Inc.	4,400	52
* Regional Management Corp.	1,893	52
* Sun Bancorp Inc.	14,257	52
Northrim BanCorp Inc.	2,296	52
UMH Properties Inc.	5,331	51
Heritage Commerce Corp.	7,342	51
Bar Harbor Bankshares	1,386	50
* First Security Group Inc.	22,007	50
* Kearny Financial Corp.	5,054	49
Enterprise Bancorp Inc.	2,553	47
First M&F Corp.	2,927	47
* Roma Financial Corp.	2,573	46
NGP Capital Resources Co.	7,305	46
Eastern Insurance Holdings Inc.	2,268	45
* Heritage Oaks Bancorp	7,112	44
Westfield Financial Inc.	6,739	44
EMC Insurance Group Inc.	1,587	44
* Intervest Bancshares Corp. Class A	6,313	44
Independent Bank Group Inc.	1,275	44
MidSouth Bancorp Inc.	2,899	44
* Hallmark Financial Services Inc.	4,962	42
LCNB Corp.	2,134	41
* Imperial Holdings Inc.	6,082	41
* NASB Financial Inc.	1,478	40
* Chemung Financial Corp.	1,271	39
* Home Bancorp Inc.	2,284	39
Independence Holding Co.	2,779	39
Horizon Technology Finance Corp.	2,898	39
Century Bancorp Inc. Class A	1,199	38
* Macatawa Bank Corp.	8,368	37
* Planet Payment Inc.	14,985	37
Clifton Savings Bancorp Inc.	3,025	36
WhiteHorse Finance Inc.	2,379	36
JMP Group Inc.	5,582	36
Access National Corp.	2,575	35
* Consumer Portfolio Services Inc.	5,987	35
Donegal Group Inc. Class A	2,591	35
Middleburg Financial Corp.	1,874	35
* First NBC Bank Holding Co.	1,470	35
Ellington Residential Mortgage REIT	2,276	34
ESSA Bancorp Inc.	3,168	34
Investors Title Co.	466	33
* BBX Capital Corp.	2,544	32
Resource America Inc. Class A	4,285	32
^ Garrison Capital Inc.	2,117	32
ZAIS Financial Corp.	2,013	32
CommunityOne Bancorp	3,708	31
Intersections Inc.	3,334	31
* Tristate Capital Holdings Inc.	2,312	30
Hingham Institution for Savings	451	30
Gain Capital Holdings Inc.	3,881	29
Griffin Land & Nurseries Inc.	925	28
Pzena Investment Management Inc. Class A	4,003	26
* First Marblehead Corp.	32,198	26
* Waterstone Financial Inc.	2,595	25
* VantageSouth Bancshares Inc.	4,248	23

15

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
*	ConnectOne Bancorp Inc.	622	21
*	Palmetto Bancshares Inc.	1,572	19
	CIFC Corp.	2,429	18
*	Hampton Roads Bankshares Inc.	11,890	18
*	Fortegra Financial Corp.	2,263	17
*	Health Insurance Innovations Inc. Class A	1,580	17
*	Cascade Bancorp	2,280	14
	California First National Bancorp	873	13
*	First Federal Bancshares of Arkansas Inc.	1,023	10
*	Tejon Ranch Co. Warrants Exp. 08/31/2016	782	3
			126,757
Health Care (13.0%)
*	athenahealth Inc.	13,487	1,423
	Questcor Pharmaceuticals Inc.	19,075	1,272
*	Align Technology Inc.	26,811	1,168
*	Centene Corp.	19,949	1,140
*	Alnylam Pharmaceuticals Inc.	21,334	1,105
*	Isis Pharmaceuticals Inc.	41,229	1,065
*	WellCare Health Plans Inc.	15,993	1,018
*	HealthSouth Corp.	32,065	1,009
*	Team Health Holdings Inc.	25,252	970
*	PAREXEL International Corp.	20,899	970
	West Pharmaceutical Services Inc.	12,735	942
*	NPS Pharmaceuticals Inc.	36,831	925
*	Aegerion Pharmaceuticals Inc.	10,579	917
	STERIS Corp.	21,706	888
*	Cepheid Inc.	24,634	881
*	Medidata Solutions Inc.	9,760	873
*	HMS Holdings Corp.	32,195	805
	Owens & Minor Inc.	23,246	793
*	Thoratec Corp.	21,045	752
*	Haemonetics Corp.	18,749	747
*	Medicines Co.	23,222	734
*	ViroPharma Inc.	23,975	723
*	MWI Veterinary Supply Inc.	4,699	715
*	DexCom Inc.	25,952	702
*	Insulet Corp.	19,615	654
*	Celldex Therapeutics Inc.	29,686	645
*,^	Opko Health Inc.	69,306	640
*	Prestige Brands Holdings Inc.	18,775	610
	Air Methods Corp.	14,272	584
*	Magellan Health Services Inc.	9,937	559
*	Nektar Therapeutics	42,397	516
*	Cyberonics Inc.	10,144	516
*	ACADIA Pharmaceuticals Inc.	25,724	514
*	Arena Pharmaceuticals Inc.	79,944	512
*	Impax Laboratories Inc.	25,137	512
*	MedAssets Inc.	22,555	506
*	Acorda Therapeutics Inc.	14,891	503
*	Acadia Healthcare Co. Inc.	13,103	502
*	ImmunoGen Inc.	31,031	497
	Chemed Corp.	6,926	482
*	Neogen Corp.	8,781	475
*	HeartWare International Inc.	6,000	472
*,^	Vivus Inc.	36,953	463
*	Santarus Inc.	20,487	461
*	Amsurg Corp. Class A	11,864	442
	Masimo Corp.	17,881	442
*	Volcano Corp.	20,021	429
*	InterMune Inc.	29,961	428
*	Sarepta Therapeutics Inc.	12,308	420
*	Puma Biotechnology Inc.	8,099	410
	PDL BioPharma Inc.	51,391	408
*	WebMD Health Corp.	12,883	405

16

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Ironwood Pharmaceuticals Inc. Class A	34,158	398
* Hanger Inc.	12,649	388
* Akorn Inc.	21,365	384
* NuVasive Inc.	16,187	381
* Clovis Oncology Inc.	5,862	378
* Pacira Pharmaceuticals Inc.	10,116	366
* Endologix Inc.	23,052	365
* Neurocrine Biosciences Inc.	24,496	357
* Wright Medical Group Inc.	14,799	356
* Globus Medical Inc.	20,052	353
* Exelixis Inc.	69,483	348
* Molina Healthcare Inc.	10,377	347
Analogic Corp.	4,634	346
* ABIOMED Inc.	14,665	345
Meridian Bioscience Inc.	15,222	342
* ICU Medical Inc.	4,753	340
* Emeritus Corp.	15,269	333
* ArthroCare Corp.	10,350	328
* IPC The Hospitalist Co. Inc.	6,361	327
CONMED Corp.	10,519	327
* Auxilium Pharmaceuticals Inc.	18,697	326
* Infinity Pharmaceuticals Inc.	17,575	325
* Ligand Pharmaceuticals Inc. Class B	6,758	325
Cantel Medical Corp.	12,443	322
Abaxis Inc.	8,090	317
* MannKind Corp.	54,602	316
Quality Systems Inc.	15,167	314
* Exact Sciences Corp.	26,787	310
* Integra LifeSciences Holdings Corp.	7,609	309
* Greatbatch Inc.	9,092	309
* Synageva BioPharma Corp.	6,505	305
* Raptor Pharmaceutical Corp.	21,900	297
Kindred Healthcare Inc.	19,572	288
* Luminex Corp.	13,527	275
Ensign Group Inc.	7,040	272
* Omnicell Inc.	12,435	270
* Quidel Corp.	10,171	270
* AVANIR Pharmaceuticals Inc.	52,558	268
* Halozyme Therapeutics Inc.	32,176	267
* NxStage Medical Inc.	21,636	267
* BioScrip Inc.	21,116	258
* ExamWorks Group Inc.	10,960	258
* Vanguard Health Systems Inc.	12,279	257
* Bio-Reference Labs Inc.	8,857	256
* Keryx Biopharmaceuticals Inc.	29,598	253
* Momenta Pharmaceuticals Inc.	17,102	241
* Array BioPharma Inc.	42,296	237
* Healthways Inc.	12,387	236
* Orexigen Therapeutics Inc.	34,279	235
* Spectranetics Corp.	14,615	231
* MAKO Surgical Corp.	15,232	228
* Astex Pharmaceuticals	34,728	228
* AMN Healthcare Services Inc.	16,674	227
* Achillion Pharmaceuticals Inc.	34,973	226
* Optimer Pharmaceuticals Inc.	17,646	221
Computer Programs & Systems Inc.	4,014	221
* Capital Senior Living Corp.	10,374	216
* Lexicon Pharmaceuticals Inc.	82,336	205
* Accretive Health Inc.	21,298	200
* Merit Medical Systems Inc.	15,412	197
* Sangamo Biosciences Inc.	19,468	192
* Genomic Health Inc.	6,059	191
* Insmed Inc.	12,530	191
* Fluidigm Corp.	9,208	188

17

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
*	MiMedx Group Inc.	30,501	188
*	Amedisys Inc.	11,550	188
*	AMAG Pharmaceuticals Inc.	7,919	187
*	Trius Therapeutics Inc.	13,664	187
*	Accelrys Inc.	20,500	185
*	Antares Pharma Inc.	41,381	182
*	Tornier NV	9,546	181
*	Accuray Inc.	27,207	180
	National Healthcare Corp.	3,895	180
*	Dyax Corp.	40,079	179
*	Emergent Biosolutions Inc.	10,072	177
	Invacare Corp.	11,749	176
	Hi-Tech Pharmacal Co. Inc.	4,082	176
	Spectrum Pharmaceuticals Inc.	22,956	176
*	Repros Therapeutics Inc.	8,316	176
*	Idenix Pharmaceuticals Inc.	36,626	175
*	Staar Surgical Co.	13,489	171
*	TESARO Inc.	4,911	170
	Landauer Inc.	3,496	166
*	Triple-S Management Corp. Class B	8,693	162
*	Dendreon Corp.	57,082	162
*	Cynosure Inc. Class A	7,030	161
*	Immunomedics Inc.	26,911	160
*	Endocyte Inc.	11,035	159
*	Orthofix International NV	7,141	158
*	Cardiovascular Systems Inc.	7,679	158
*	Novavax Inc.	49,560	156
*	GenMark Diagnostics Inc.	13,159	151
	Select Medical Holdings Corp.	17,860	151
*	Cambrex Corp.	11,024	150
*	Depomed Inc.	20,742	149
*	Natus Medical Inc.	11,154	147
*	Affymetrix Inc.	26,099	145
*	TearLab Corp.	10,654	140
*	Vanda Pharmaceuticals Inc.	12,174	139
*	Corvel Corp.	4,187	138
	Atrion Corp.	574	137
*	Sagent Pharmaceuticals Inc.	6,125	135
*	PharMerica Corp.	10,901	134
*	Cerus Corp.	25,592	134
*	Sequenom Inc.	45,749	134
*	Gentiva Health Services Inc.	11,493	132
*	Synergy Pharmaceuticals Inc.	29,572	131
*	Curis Inc.	29,565	130
*	Navidea Biopharmaceuticals Inc.	43,901	129
	Stemline Therapeutics Inc.	3,653	127
*,^	Unilife Corp.	36,509	126
*	Cadence Pharmaceuticals Inc.	22,644	123
*	Repligen Corp.	12,611	123
	US Physical Therapy Inc.	4,431	122
	Intercept Pharmaceuticals Inc.	2,631	120
*	Progenics Pharmaceuticals Inc.	21,565	120
*	XOMA Corp.	25,444	119
*	Merrimack Pharmaceuticals Inc.	34,999	118
*	NewLink Genetics Corp.	6,799	118
*	Symmetry Medical Inc.	14,980	118
*	SurModics Inc.	5,847	116
*	Providence Service Corp.	4,278	115
*	Sciclone Pharmaceuticals Inc.	21,859	115
	Universal American Corp.	15,547	114
*	Anika Therapeutics Inc.	4,873	113
*	Osiris Therapeutics Inc.	6,085	106
	Cytokinetics Inc.	9,776	102
*	Rigel Pharmaceuticals Inc.	30,719	97

18

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
*	LHC Group Inc.	4,251	96
*	KYTHERA Biopharmaceuticals Inc.	3,595	95
*	AngioDynamics Inc.	8,683	95
*	OraSure Technologies Inc.	19,657	94
*	Vascular Solutions Inc.	5,819	92
*	Anacor Pharmaceuticals Inc.	8,934	90
*	Albany Molecular Research Inc.	8,201	90
*	Furiex Pharmaceuticals Inc.	2,344	90
*	Verastem Inc.	6,271	86
*	Synta Pharmaceuticals Corp.	14,299	84
*	Prothena Corp. plc	4,188	84
*	AcelRx Pharmaceuticals Inc.	8,453	84
*	Dynavax Technologies Corp.	64,474	82
*	Five Star Quality Care Inc.	15,290	79
*	Portola Pharmaceuticals Inc.	3,415	77
*	Rockwell Medical Inc.	13,839	77
*	Lannett Co. Inc.	5,756	76
*	Peregrine Pharmaceuticals Inc.	54,911	75
*,^	Coronado Biosciences Inc.	9,210	75
*	XenoPort Inc.	15,289	75
*	Pacific Biosciences of California Inc.	17,557	73
*	Threshold Pharmaceuticals Inc.	16,600	72
*	Hyperion Therapeutics Inc.	2,960	72
*,^	ZIOPHARM Oncology Inc.	24,089	72
*	Chindex International Inc.	4,194	71
*	Chelsea Therapeutics International Ltd.	23,651	70
*	ChemoCentryx Inc.	8,668	70
*	Greenway Medical Technologies	5,094	69
*	Ampio Pharmaceuticals Inc.	9,674	69
*	Derma Sciences Inc.	4,834	68
*	RTI Surgical Inc.	19,837	66
*	Geron Corp.	45,980	66
*,^	Galena Biopharma Inc.	29,426	65
*	Cempra Inc.	7,252	65
*	AtriCure Inc.	7,380	65
*	Exactech Inc.	3,296	63
*	Merge Healthcare Inc.	23,021	61
	Utah Medical Products Inc.	1,166	59
	CryoLife Inc.	9,684	59
*	Arqule Inc.	20,919	58
	Epizyme Inc.	2,086	58
*	TherapeuticsMD Inc.	27,517	57
*	BioDelivery Sciences International Inc.	10,546	55
	Almost Family Inc.	2,916	55
*	Sunesis Pharmaceuticals Inc.	11,407	55
*	Cross Country Healthcare Inc.	9,564	54
*	Omeros Corp.	10,510	53
*	Solta Medical Inc.	25,009	52
*	National Research Corp. Class A	3,074	50
*	Targacept Inc.	9,839	50
*	Rochester Medical Corp.	3,825	50
*	Insys Therapeutics Inc.	1,786	50
*	Zeltiq Aesthetics Inc.	6,232	50
*	Biotime Inc.	13,020	49
*	Pozen Inc.	9,512	49
*	Cutera Inc.	5,174	48
	Chimerix Inc.	2,993	47
*	Cytori Therapeutics Inc.	22,269	47
*	SIGA Technologies Inc.	13,206	47
*	OncoGenex Pharmaceutical Inc.	5,172	46
*	Horizon Pharma Inc.	18,166	46
*	Harvard Bioscience Inc.	8,994	44
*	Cell Therapeutics Inc.	39,708	44
*	Alphatec Holdings Inc.	21,855	43

19

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
*	Zogenix Inc.	25,277	43
	Alliance HealthCare Services Inc.	1,757	43
*	Addus HomeCare Corp.	1,927	41
*	AVEO Pharmaceuticals Inc.	18,292	39
*	Durata Therapeutics Inc.	4,568	39
*	OvaScience Inc.	3,162	36
	Regulus Therapeutics Inc.	3,698	35
	Accelerate Diagnostics Inc.	3,661	35
*,^	Supernus Pharmaceuticals Inc.	5,249	35
	Tetraphase Pharmaceuticals Inc.	4,061	35
*	Vical Inc.	26,779	35
*	TG Therapeutics Inc.	5,629	34
*	Skilled Healthcare Group Inc.	6,989	34
^	Fibrocell Science Inc.	5,944	32
*	Receptos Inc.	2,038	32
*	Nanosphere Inc.	14,805	31
*	Corcept Therapeutics Inc.	18,605	31
*	Cornerstone Therapeutics Inc.	3,192	30
*	Sucampo Pharmaceuticals Inc. Class A	4,830	29
*	Medical Action Industries Inc.	5,127	26
*	Amicus Therapeutics Inc.	10,718	26
	MEI Pharma Inc.	3,387	25
	NeoGenomics Inc.	11,594	25
	Enanta Pharmaceuticals Inc.	1,283	24
	Enzon Pharmaceuticals Inc.	12,927	22
*	Alimera Sciences Inc.	5,976	21
*	Biolase Inc.	11,242	19
	KaloBios Pharmaceuticals Inc.	3,113	17
*	Pernix Therapeutics Holdings	6,178	17
*	GTx Inc.	9,247	14
*	National Research Corp. Class B	386	11
*	USMD Holdings Inc.	382	9
			69,545
Materials & Processing (7.1%)
	Acuity Brands Inc.	15,748	1,346
	Axiall Corp.	25,588	1,024
	PolyOne Corp.	36,530	987
	CLARCOR Inc.	18,271	979
	Belden Inc.	16,247	922
	Watsco Inc.	9,427	847
*	Chemtura Corp.	36,087	791
*	Louisiana-Pacific Corp.	51,158	765
	Sensient Technologies Corp.	18,370	762
*	Polypore International Inc.	17,124	732
	HB Fuller Co.	18,468	689
	Olin Corp.	29,475	681
	Schweitzer-Mauduit International Inc.	11,517	660
*	USG Corp.	28,143	657
*	Beacon Roofing Supply Inc.	17,870	649
	Worthington Industries Inc.	19,408	647
*	Graphic Packaging Holding Co.	77,063	640
	Commercial Metals Co.	42,904	638
	KapStone Paper and Packaging Corp.	14,989	630
	Minerals Technologies Inc.	12,797	568
	Mueller Industries Inc.	10,321	553
*	Coeur Mining Inc.	37,531	542
	Balchem Corp.	10,893	521
*	RBC Bearings Inc.	8,519	509
*	Stillwater Mining Co.	43,591	496
	Kaiser Aluminum Corp.	7,010	485
	Berry Plastics Group Inc.	20,502	472
	Simpson Manufacturing Co. Inc.	15,000	469
*	Texas Industries Inc.	7,987	469
	Mueller Water Products Inc. Class A	57,699	436

20

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
	Hecla Mining Co.	122,177	418
	PH Glatfelter Co.	15,695	402
	Innophos Holdings Inc.	8,044	394
	Stepan Co.	6,904	390
*	Clearwater Paper Corp.	8,133	388
	Interface Inc. Class A	21,731	384
*	RTI International Metals Inc.	11,501	356
	Innospec Inc.	8,626	353
*	Calgon Carbon Corp.	20,445	352
	AMCOL International Corp.	10,534	347
	Kaydon Corp.	11,818	336
*	Resolute Forest Products Inc.	26,466	334
*	OM Group Inc.	11,736	334
	Quaker Chemical Corp.	4,980	330
	Boise Inc.	38,282	327
*	Cabot Microelectronics Corp.	8,836	319
	Globe Specialty Metals Inc.	24,506	315
	Koppers Holdings Inc.	7,880	305
	Apogee Enterprises Inc.	10,409	290
	A Schulman Inc.	10,656	287
	Encore Wire Corp.	7,485	282
*	Trex Co. Inc.	6,224	276
*,^	Molycorp Inc.	44,915	274
	Universal Forest Products Inc.	7,196	269
	American Vanguard Corp.	10,367	260
	Intrepid Potash Inc.	20,087	250
	Deltic Timber Corp.	4,033	243
	AAON Inc.	10,166	237
	Schnitzer Steel Industries Inc.	9,322	235
*	Headwaters Inc.	26,472	227
	Quanex Building Products Corp.	13,424	223
	Materion Corp.	7,439	219
*	Kraton Performance Polymers Inc.	11,782	219
*	Nortek Inc.	3,262	218
	Neenah Paper Inc.	5,787	212
*	Rexnord Corp.	10,971	211
*	LSB Industries Inc.	6,925	208
	Comfort Systems USA Inc.	13,474	203
	Tredegar Corp.	8,916	199
	Haynes International Inc.	4,468	198
	Wausau Paper Corp.	17,895	196
*	Ferro Corp.	26,591	195
*	Horsehead Holding Corp.	15,976	190
	Myers Industries Inc.	10,213	190
	US Silica Holdings Inc.	7,768	183
	Griffon Corp.	16,160	178
*	Allied Nevada Gold Corp.	37,628	175
*	AK Steel Holding Corp.	50,038	168
	Rentech Inc.	82,923	160
	LB Foster Co. Class A	3,732	158
	Aceto Corp.	10,055	148
*	Century Aluminum Co.	18,876	147
*	Gibraltar Industries Inc.	11,262	145
*	Zoltek Cos. Inc.	10,097	140
*	AEP Industries Inc.	1,731	135
*	OMNOVA Solutions Inc.	17,274	133
	FutureFuel Corp.	7,979	129
	Hawkins Inc.	3,457	128
	Zep Inc.	9,046	127
*	Landec Corp.	9,518	126
	Taminco Corp.	6,314	125
*	Unifi Inc.	5,480	124
*	PGT Inc.	12,178	124
	Dynamic Materials Corp.	5,485	121

21

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* American Pacific Corp.	2,380	117
Insteel Industries Inc.	7,248	116
Gold Resource Corp.	13,422	113
* Boise Cascade Co.	4,522	104
* US Concrete Inc.	5,194	102
* Northwest Pipe Co.	3,326	95
* Builders FirstSource Inc.	15,746	89
TMS International Corp. Class A	5,064	88
* NCI Building Systems Inc.	7,296	87
* Ply Gem Holdings Inc.	5,567	85
Olympic Steel Inc.	3,218	84
NN Inc.	6,031	83
* Paramount Gold and Silver Corp.	48,607	74
* Uranium Energy Corp.	30,140	71
KMG Chemicals Inc.	2,885	68
Chase Corp.	2,272	67
* Universal Stainless & Alloy Products Inc.	2,451	67
* Patrick Industries Inc.	2,351	64
Global Brass & Copper Holdings Inc.	2,836	56
Culp Inc.	2,875	55
Oil-Dri Corp. of America	1,702	53
LSI Industries Inc.	7,591	51
Ampco-Pittsburgh Corp.	2,981	49
* Penford Corp.	3,388	46
* Ur-Energy Inc.	42,786	44
* UFP Technologies Inc.	1,966	41
* United States Lime & Minerals Inc.	687	40
* Midway Gold Corp.	39,559	40
* Handy & Harman Ltd.	1,923	40
* General Moly Inc.	20,245	33
Noranda Aluminum Holding Corp.	11,886	32
Shiloh Industries Inc.	2,202	27
NL Industries Inc.	2,379	26
* BlueLinx Holdings Inc.	12,277	20
Omega Flex Inc.	1,037	19
Compx International Inc.	413	6
		38,087
Other (0.1%)
* NRG Yield Inc. Class A	2,351	66
Envision Healthcare Holdings Inc.	1,632	43
Gogo Inc.	3,317	38
* Frank's International NV	1,315	36
* Tremor Video Inc.	3,204	26
Bluebird Bio Inc.	1,000	25
Athlon Energy Inc.	843	23
Noodles & Co.	462	21
Agios Pharmaceuticals Inc.	668	16
* Cellular Dynamics International Inc.	788	10
Onconova Therapeutics Inc.	333	8
OncoMed Pharmaceuticals Inc.	336	6
Cvent Inc.	147	5
* Omthera Pharmaceuticals Inc. CVR	2,012	1
* Forest Laboratories Inc. Contingent Value Rights Exp. 04/14/2018	913	1
* Unwired Planet Inc Rights Exp. 09/09/2013	30,882	—
		325
Producer Durables (13.9%)
* CoStar Group Inc.	10,477	1,556
* Middleby Corp.	6,899	1,283
* Chart Industries Inc.	11,129	1,271
HEICO Corp.	19,465	1,217
* US Airways Group Inc.	70,590	1,141
* Teledyne Technologies Inc.	13,698	1,057
Woodward Inc.	25,278	975

22

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Actuant Corp. Class A	26,944	962
MAXIMUS Inc.	25,178	944
EMCOR Group Inc.	24,674	927
EnerSys Inc.	17,746	910
* Esterline Technologies Corp.	11,535	880
* Darling International Inc.	43,389	878
Bristow Group Inc.	13,336	876
* Moog Inc. Class A	16,695	848
Corporate Executive Board Co.	12,338	800
Generac Holdings Inc.	18,921	749
Deluxe Corp.	18,777	739
Applied Industrial Technologies Inc.	15,469	737
Curtiss-Wright Corp.	17,188	718
* Advisory Board Co.	13,031	714
* MasTec Inc.	21,808	693
* Spirit Airlines Inc.	22,133	690
Convergys Corp.	38,567	680
Scorpio Tankers Inc.	67,786	639
Franklin Electric Co. Inc.	17,406	625
Barnes Group Inc.	19,729	617
Healthcare Services Group Inc.	25,117	608
Littelfuse Inc.	8,114	599
United Stationers Inc.	14,888	592
Brady Corp. Class A	16,959	560
HNI Corp.	16,687	559
General Cable Corp.	18,266	558
* Swift Transportation Co.	30,775	553
UTi Worldwide Inc.	33,308	550
Herman Miller Inc.	21,518	548
* Itron Inc.	14,512	544
* Tetra Tech Inc.	23,834	543
Watts Water Technologies Inc. Class A	10,473	543
* OSI Systems Inc.	7,318	532
TAL International Group Inc.	12,423	532
* JetBlue Airways Corp.	85,344	525
Allegiant Travel Co. Class A	5,502	520
UniFirst Corp.	5,374	515
* Trimas Corp.	14,571	512
* On Assignment Inc.	16,891	510
* Hub Group Inc. Class A	13,577	504
Mine Safety Appliances Co.	10,391	500
* Electronics For Imaging Inc.	17,041	499
* FTI Consulting Inc.	14,796	495
ABM Industries Inc.	20,060	484
Brink's Co.	17,748	458
Gulfmark Offshore Inc.	9,876	454
Steelcase Inc. Class A	31,212	453
* Proto Labs Inc.	6,265	445
* Atlas Air Worldwide Holdings Inc.	9,481	438
* PHH Corp.	20,960	437
* EnPro Industries Inc.	7,625	434
* Mobile Mini Inc.	14,171	430
Matson Inc.	15,605	416
Aircastle Ltd.	25,043	408
Granite Construction Inc.	14,410	408
Forward Air Corp.	11,079	408
* Huron Consulting Group Inc.	8,545	407
Raven Industries Inc.	13,348	390
Werner Enterprises Inc.	16,786	387
* WageWorks Inc.	9,161	382
* Orbital Sciences Corp.	21,971	381
* Ascent Capital Group Inc. Class A	5,165	381
CIRCOR International Inc.	6,446	371
G&K Services Inc. Class A	7,178	369

23

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
AAR Corp.	14,585	366
Cubic Corp.	7,284	366
* TrueBlue Inc.	14,936	363
Lindsay Corp.	4,718	359
AZZ Inc.	9,350	351
Knight Transportation Inc.	21,558	351
Kaman Corp.	9,923	349
MTS Systems Corp.	5,803	349
Briggs & Stratton Corp.	18,224	348
Tennant Co.	6,754	347
* GrafTech International Ltd.	44,218	346
* GenCorp Inc.	22,209	335
Albany International Corp.	10,262	331
Titan International Inc.	20,303	330
* Rush Enterprises Inc. Class A	13,158	329
Ship Finance International Ltd.	21,217	328
* Korn/Ferry International	18,466	327
Exponent Inc.	5,001	326
* ExlService Holdings Inc.	11,993	325
* Dycom Industries Inc.	12,560	319
* Aegion Corp. Class A	14,852	318
McGrath RentCorp	9,554	316
ESCO Technologies Inc.	10,058	308
* Team Inc.	7,835	306
Hyster-Yale Materials Handling Inc.	4,009	303
Primoris Services Corp.	12,779	287
* Wesco Aircraft Holdings Inc.	14,913	285
Quad/Graphics Inc.	9,050	284
* ACCO Brands Corp.	41,122	271
Textainer Group Holdings Ltd.	7,715	269
* ServiceSource International Inc.	22,120	268
* Liquidity Services Inc.	9,000	267
Knoll Inc.	17,450	266
* Measurement Specialties Inc.	5,591	265
* Saia Inc.	8,794	264
* Federal Signal Corp.	22,613	264
Insperity Inc.	8,134	259
* Advanced Energy Industries Inc.	14,219	259
H&E Equipment Services Inc.	10,758	259
* Wabash National Corp.	24,801	258
* Tutor Perini Corp.	13,429	258
Astec Industries Inc.	7,378	255
* Navigant Consulting Inc.	18,268	249
* XPO Logistics Inc.	10,778	247
Standex International Corp.	4,600	246
Altra Holdings Inc.	9,779	243
* Sykes Enterprises Inc.	14,224	242
SkyWest Inc.	18,789	242
Sun Hydraulics Corp.	7,774	238
* ICF International Inc.	7,142	235
Badger Meter Inc.	5,202	234
* DXP Enterprises Inc.	3,431	233
Heartland Express Inc.	16,649	232
Arkansas Best Corp.	9,313	232
* FARO Technologies Inc.	6,189	230
John Bean Technologies Corp.	10,478	230
* Modine Manufacturing Co.	17,103	223
* Taser International Inc.	18,798	219
* Engility Holdings Inc.	6,218	209
* Blount International Inc.	17,828	207
* Thermon Group Holdings Inc.	9,820	203
* Greenbrier Cos. Inc.	8,853	200
* Republic Airways Holdings Inc.	17,796	199
Gorman-Rupp Co.	5,462	191

24

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
*	Monster Worldwide Inc.	42,209	190
	US Ecology Inc.	6,669	187
*	Roadrunner Transportation Systems Inc.	6,832	185
*	Astronics Corp.	3,970	185
*	RPX Corp.	11,735	184
^	Nordic American Tankers Ltd.	23,919	184
	Resources Connection Inc.	14,776	181
*	TeleTech Holdings Inc.	7,310	179
*	Powell Industries Inc.	3,379	178
	Kelly Services Inc. Class A	9,755	178
	Ennis Inc.	9,603	171
*	MYR Group Inc.	7,701	169
*	InnerWorkings Inc.	16,274	167
	Barrett Business Services Inc.	2,585	166
*	PHI Inc.	4,617	162
	Kforce Inc.	9,938	162
*,^	ExOne Co.	2,237	153
*	Columbus McKinnon Corp.	7,161	153
	Marten Transport Ltd.	8,594	152
	Forrester Research Inc.	4,609	152
*	Aerovironment Inc.	6,798	149
	Great Lakes Dredge & Dock Corp.	21,801	147
*	Advanced Emissions Solutions Inc.	3,694	144
*	Consolidated Graphics Inc.	2,656	142
*	Echo Global Logistics Inc.	6,537	141
	Multi-Color Corp.	4,497	141
	Michael Baker Corp.	3,442	139
*	Layne Christensen Co.	7,276	138
*	CAI International Inc.	6,303	138
*	Kratos Defense & Security Solutions Inc.	16,132	136
*	GP Strategies Corp.	5,388	136
	Celadon Group Inc.	7,375	134
*	Hawaiian Holdings Inc.	19,059	133
	American Railcar Industries Inc.	3,752	133
	Kadant Inc.	4,114	128
	Electro Rent Corp.	7,463	127
	Kimball International Inc. Class B	12,887	127
	Graham Corp.	3,672	127
	Global Power Equipment Group Inc.	6,802	126
*	Standard Parking Corp.	5,657	126
	Douglas Dynamics Inc.	8,874	125
	GasLog Ltd.	9,071	125
*	Dice Holdings Inc.	14,904	124
*	Furmanite Corp.	13,726	123
*	Air Transport Services Group Inc.	19,036	122
*	Titan Machinery Inc.	6,927	122
*	Park-Ohio Holdings Corp.	3,497	121
	Alamo Group Inc.	2,599	118
*	Mistras Group Inc.	6,410	117
*	Ducommun Inc.	4,293	112
	NACCO Industries Inc. Class A	2,006	111
*	AM Castle & Co.	6,172	98
	Heidrick & Struggles International Inc.	6,367	96
*	Orion Marine Group Inc.	9,605	94
*	Lydall Inc.	6,006	93
*	CBIZ Inc.	13,546	93
*	Maxwell Technologies Inc.	10,385	92
	Argan Inc.	4,927	87
*	Performant Financial Corp.	7,874	85
*	Zygo Corp.	5,866	81
*	Odyssey Marine Exploration Inc.	27,804	80
*	Energy Recovery Inc.	15,574	80
	Houston Wire & Cable Co.	6,314	79
	Twin Disc Inc.	2,933	77

25

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
	FreightCar America Inc.	4,264	77
*	Pacer International Inc.	12,450	76
*	Accuride Corp.	14,128	74
	Knightsbridge Tankers Ltd.	8,536	72
*	Casella Waste Systems Inc. Class A	13,620	72
*	Patriot Transportation Holding Inc.	2,308	72
*	AT Cross Co. Class A	3,357	72
	Met-Pro Corp.	5,180	71
	Marlin Business Services Corp.	2,908	71
*	Quality Distribution Inc.	7,496	69
	Spartan Motors Inc.	12,024	69
*	YRC Worldwide Inc.	3,971	68
	CDI Corp.	4,974	67
	VSE Corp.	1,454	65
*	CRA International Inc.	3,586	64
	Coleman Cable Inc.	3,349	64
	Miller Industries Inc.	3,961	63
*	Tecumseh Products Co. Class A	6,515	63
	Preformed Line Products Co.	909	63
	Hurco Cos. Inc.	2,274	63
*	PRGX Global Inc.	10,169	62
*	Vishay Precision Group Inc.	4,357	62
	Mac-Gray Corp.	4,267	61
	Mesa Laboratories Inc.	935	61
	Hardinge Inc.	4,146	60
*	Commercial Vehicle Group Inc.	8,554	60
	Hackett Group Inc.	9,272	59
	Schawk Inc. Class A	4,749	59
*	Flow International Corp.	17,070	57
*	Sterling Construction Co. Inc.	5,858	57
*	National Technical Systems Inc.	2,415	55
^	Teekay Tankers Ltd. Class A	21,937	55
*	PMFG Inc.	7,376	51
*	Vicor Corp.	6,232	49
	Universal Truckload Services Inc.	1,902	48
	Ceco Environmental Corp.	3,578	48
*	Heritage-Crystal Clean Inc.	3,116	47
	International Shipholding Corp.	1,970	47
*	LMI Aerospace Inc.	3,655	44
*,^	Frontline Ltd.	18,163	44
*	Manitex International Inc.	4,336	44
*	American Superconductor Corp.	17,943	42
*	TRC Cos. Inc.	5,710	42
	Power Solutions International Inc.	793	42
*	Xerium Technologies Inc.	3,846	42
*	Global Sources Ltd.	6,669	41
*	Swisher Hygiene Inc.	40,118	33
*	API Technologies Corp.	11,377	31
*	Astronics Corp. Class B	577	27
*	Ultrapetrol Bahamas Ltd.	7,533	25
*	Erickson Air-Crane Inc.	1,330	20
*	GSE Holding Inc.	2,814	6
			74,647
Technology (14.5%)
*	CommVault Systems Inc.	17,062	1,430
*	Ultimate Software Group Inc.	10,148	1,423
	FEI Co.	15,325	1,200
*	Aspen Technology Inc.	34,373	1,149
*	PTC Inc.	43,911	1,145
*	QLIK Technologies Inc.	31,999	1,049
*	ViaSat Inc.	14,551	927
	Cognex Corp.	15,950	909
*	Microsemi Corp.	34,107	878
*	Sourcefire Inc.	11,482	866

26

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Tyler Technologies Inc.	11,564	854
* Anixter International Inc.	9,948	831
* DigitalGlobe Inc.	27,497	830
Mentor Graphics Corp.	35,008	776
* Cornerstone OnDemand Inc.	14,915	768
* SS&C Technologies Holdings Inc.	21,384	757
* Ciena Corp.	37,269	742
* Semtech Corp.	24,728	735
* Cavium Inc.	18,845	716
* ACI Worldwide Inc.	14,628	712
* Hittite Microwave Corp.	11,572	708
* Guidewire Software Inc.	15,393	707
* Finisar Corp.	34,520	707
* Aruba Networks Inc.	42,076	700
Plantronics Inc.	15,889	686
* Acxiom Corp.	27,132	675
* ARRIS Group Inc.	42,768	670
* Infoblox Inc.	18,382	642
* Verint Systems Inc.	19,341	641
* Dealertrack Technologies Inc.	15,964	632
SunEdison Inc.	85,096	626
* Manhattan Associates Inc.	7,144	625
* OpenTable Inc.	8,363	623
Cypress Semiconductor Corp.	53,976	611
* International Rectifier Corp.	25,493	609
* Sapient Corp.	40,510	606
Blackbaud Inc.	16,756	604
* CACI International Inc. Class A	8,468	571
* Yelp Inc.	10,926	568
Power Integrations Inc.	10,639	555
* Take-Two Interactive Software Inc.	29,902	549
InterDigital Inc.	15,106	537
NIC Inc.	23,724	528
ADTRAN Inc.	21,758	525
* Cirrus Logic Inc.	23,186	522
* RF Micro Devices Inc.	103,246	512
* Universal Display Corp.	14,765	511
* Veeco Instruments Inc.	14,374	505
Coherent Inc.	8,935	502
* Sanmina Corp.	30,609	498
* Progress Software Corp.	20,240	495
MKS Instruments Inc.	19,458	487
Intersil Corp. Class A	46,688	484
* Entegris Inc.	51,143	481
* PMC - Sierra Inc.	74,897	467
* SYNNEX Corp.	9,786	465
* Synaptics Inc.	12,015	464
* TriQuint Semiconductor Inc.	60,501	456
* Benchmark Electronics Inc.	19,957	438
* Web.com Group Inc.	15,369	434
* Trulia Inc.	10,163	422
* Integrated Device Technology Inc.	48,266	420
Monolithic Power Systems Inc.	13,500	413
* Plexus Corp.	12,518	410
* NETGEAR Inc.	14,141	409
Syntel Inc.	5,666	407
* Unisys Corp.	16,168	407
* Infinera Corp.	42,917	398
Acacia Research Corp.	17,972	395
* Bottomline Technologies de Inc.	13,861	377
* comScore Inc.	13,104	373
* InvenSense Inc.	20,836	372
* Synchronoss Technologies Inc.	10,692	368
* II-VI Inc.	18,743	361

27

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Monotype Imaging Holdings Inc.	14,022	361
* Cray Inc.	14,545	356
Tessera Technologies Inc.	19,368	355
* RealPage Inc.	17,085	354
* SPS Commerce Inc.	5,675	354
* Imperva Inc.	7,412	350
* Rogers Corp.	6,266	348
* QLogic Corp.	32,686	346
* Interactive Intelligence Group Inc.	5,861	345
* BroadSoft Inc.	10,612	342
* Netscout Systems Inc.	13,703	340
* iRobot Corp.	10,374	339
* Diodes Inc.	13,593	338
Methode Electronics Inc.	14,066	336
* Rambus Inc.	40,932	334
Loral Space & Communications Inc.	4,944	327
* ScanSource Inc.	10,235	317
* MicroStrategy Inc. Class A	3,442	316
* Insight Enterprises Inc.	16,526	316
* OmniVision Technologies Inc.	20,364	315
* Blucora Inc.	15,588	312
* Ixia	21,477	312
* VirnetX Holding Corp.	16,045	310
* iGATE Corp.	13,230	309
CSG Systems International Inc.	12,892	303
* Fusion-io Inc.	28,347	303
* FleetMatics Group plc	5,919	293
* Applied Micro Circuits Corp.	26,839	289
* Bankrate Inc.	16,749	288
* Ultratech Inc.	10,185	288
Tellabs Inc.	128,790	286
* ATMI Inc.	11,563	284
* Ellie Mae Inc.	9,529	277
* Sonus Networks Inc.	78,149	270
* PROS Holdings Inc.	8,142	267
United Online Inc.	33,506	263
* LogMeIn Inc.	8,805	262
* Harmonic Inc.	36,699	259
* EPAM Systems Inc.	7,917	253
ManTech International Corp. Class A	8,634	246
* Demandware Inc.	5,824	245
* Comverse Inc.	8,037	243
* Emulex Corp.	32,908	237
* Tangoe Inc.	11,371	236
Pegasystems Inc.	6,299	232
* Rofin-Sinar Technologies Inc.	10,241	230
* Proofpoint Inc.	7,902	228
* Envestnet Inc.	8,180	226
* Digital River Inc.	12,774	221
* Checkpoint Systems Inc.	14,859	218
* Newport Corp.	14,156	217
* Intermec Inc.	21,906	216
* Ruckus Wireless Inc.	15,768	214
Brooks Automation Inc.	24,083	212
* Volterra Semiconductor Corp.	9,181	210
* CalAmp Corp.	12,697	208
Park Electrochemical Corp.	7,547	201
* Lattice Semiconductor Corp.	41,885	199
* Perficient Inc.	12,296	198
* Virtusa Corp.	7,407	195
* Active Network Inc.	19,817	194
* Responsys Inc.	13,510	194
* Calix Inc.	14,696	189
* Bazaarvoice Inc.	17,642	189

28

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* AVG Technologies NV	8,670	188
* LivePerson Inc.	19,949	186
* TTM Technologies Inc.	19,431	185
EarthLink Inc.	37,329	184
* PDF Solutions Inc.	9,103	181
* Silicon Graphics International Corp.	12,250	181
* Jive Software Inc.	14,339	178
* Spansion Inc. Class A	17,126	178
* ICG Group Inc.	13,950	175
* Exar Corp.	14,047	172
* SciQuest Inc.	8,250	172
CTS Corp.	12,305	171
American Science & Engineering Inc.	2,993	169
* Photronics Inc.	22,310	162
Ubiquiti Networks Inc.	4,623	162
Black Box Corp.	5,922	157
Micrel Inc.	17,092	157
* Silicon Image Inc.	28,334	154
* Super Micro Computer Inc.	11,694	150
Comtech Telecommunications Corp.	6,174	148
* Ceva Inc.	8,125	147
* Fabrinet	10,407	145
* Internap Network Services Corp.	19,672	143
Daktronics Inc.	13,411	143
EPIQ Systems Inc.	11,545	141
* Entropic Communications Inc.	32,881	137
* KEYW Holding Corp.	11,701	135
* DTS Inc.	6,704	134
* Inphi Corp.	10,359	132
* Nanometrics Inc.	9,187	131
* Globecomm Systems Inc.	9,413	131
* Actuate Corp.	18,820	131
* Immersion Corp.	10,241	131
* Oplink Communications Inc.	6,989	130
Ebix Inc.	11,413	130
* Extreme Networks	34,135	127
* Vocera Communications Inc.	7,740	125
* Rudolph Technologies Inc.	11,989	124
* Quantum Corp.	85,187	123
* IntraLinks Holdings Inc.	15,403	120
* FormFactor Inc.	19,801	120
* Seachange International Inc.	12,019	120
* Qualys Inc.	6,011	120
* E2open Inc.	5,935	120
* Integrated Silicon Solution Inc.	11,348	118
* Peregrine Semiconductor Corp.	10,653	117
* Parkervision Inc.	35,376	117
* Callidus Software Inc.	15,204	117
* ShoreTel Inc.	23,744	117
* Anaren Inc.	4,692	115
* Mercury Systems Inc.	13,057	114
* Amkor Technology Inc.	25,748	103
Computer Task Group Inc.	5,456	98
* CIBER Inc.	26,298	96
* Zix Corp.	21,813	94
* Procera Networks Inc.	7,243	94
Ambarella Inc.	6,522	94
* Brightcove Inc.	9,913	93
Electro Scientific Industries Inc.	8,401	92
* Datalink Corp.	7,024	92
* support.com Inc.	17,719	91
* GSI Group Inc.	10,701	90
* PLX Technology Inc.	16,065	88
Cohu Inc.	8,712	87

29

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
	Marketo Inc.	2,456	86
*	Digi International Inc.	9,180	85
*	NVE Corp.	1,722	85
*	Demand Media Inc.	12,761	83
*	Millennial Media Inc.	12,441	81
*	STEC Inc.	11,874	81
*	VASCO Data Security International Inc.	10,196	81
	Supertex Inc.	3,471	80
	IXYS Corp.	8,525	79
*	Kopin Corp.	23,378	77
*,^	Rubicon Technology Inc.	6,238	76
*	Axcelis Technologies Inc.	38,183	76
*	Travelzoo Inc.	2,797	76
	Alliance Fiber Optic Products Inc.	2,030	75
*	Vringo Inc.	23,637	74
*	Lionbridge Technologies Inc.	20,527	72
*	Symmetricom Inc.	14,447	70
*	KVH Industries Inc.	5,469	70
	Uni-Pixel Inc.	3,564	69
	ePlus Inc.	1,327	69
*	MaxLinear Inc.	8,152	69
*	LTX-Credence Corp.	16,763	68
	American Software Inc. Class A	8,458	68
*	Sparton Corp.	3,604	68
*	Unwired Planet Inc.	36,282	67
*	Global Eagle Entertainment Inc.	7,570	67
*	Carbonite Inc.	4,271	66
*	Kemet Corp.	15,835	65
*	ChannelAdvisor Corp.	2,113	65
*	Rally Software Development Corp.	2,433	63
	Bel Fuse Inc. Class B	3,475	63
*	eGain Corp.	4,608	62
*	Vocus Inc.	6,625	61
*	M/A-COM Technology Solutions Holdings Inc.	3,726	61
	Tessco Technologies Inc.	1,928	61
*	RealNetworks Inc.	7,918	61
*	MoSys Inc.	16,578	60
*	Avid Technology Inc.	10,958	59
*	Neonode Inc.	8,859	59
*	Pericom Semiconductor Corp.	8,087	57
*	ARC Document Solutions Inc.	13,282	57
*	Agilysys Inc.	5,013	57
*	Ultra Clean Holdings Inc.	8,419	56
*	Aviat Networks Inc.	21,787	55
*	ANADIGICS Inc.	29,122	54
	PC-Tel Inc.	6,508	53
*	Sigma Designs Inc.	10,796	51
*	Imation Corp.	12,182	51
*	Numerex Corp. Class A	4,930	51
*	Reis Inc.	2,939	50
*	Guidance Software Inc.	5,916	50
	PC Connection Inc.	3,350	50
*,^	Glu Mobile Inc.	19,968	48
*	Aeroflex Holding Corp.	6,879	48
*	GSI Technology Inc.	7,235	48
*	Mindspeed Technologies Inc.	15,247	47
	Richardson Electronics Ltd.	4,286	47
*	Mitek Systems Inc.	9,030	47
*	Multi-Fineline Electronix Inc.	3,092	47
*	Westell Technologies Inc. Class A	15,674	47
*	NeoPhotonics Corp.	7,114	46
*	DSP Group Inc.	6,970	44
*	Alpha & Omega Semiconductor Ltd.	6,119	43
*	TeleCommunication Systems Inc. Class A	16,771	43

30

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Spark Networks Inc.	6,197	43
* Marin Software Inc.	3,237	43
* Silver Spring Networks Inc.	2,089	43
Digimarc Corp.	2,211	42
Model N Inc.	2,862	41
* Limelight Networks Inc.	19,152	39
Acorn Energy Inc.	6,378	38
* ModusLink Global Solutions Inc.	13,217	37
* Intermolecular Inc.	6,079	36
* Audience Inc.	3,393	35
* Telenav Inc.	6,254	34
Innovative Solutions & Support Inc.	4,436	33
Sapiens International Corp. NV	5,978	33
* Hutchinson Technology Inc.	8,251	28
* Radisys Corp.	8,202	28
* Revolution Lighting Technologies Inc.	10,458	27
* Cyan Inc.	2,820	26
QAD Inc. Class A	2,075	26
* TechTarget Inc.	4,986	22
* Viasystems Group Inc.	1,284	18
* Net Element International Inc.	789	3
		77,727
Utilities (4.1%)
Cleco Corp.	22,221	1,003
Piedmont Natural Gas Co. Inc.	27,808	897
IDACORP Inc.	18,500	886
j2 Global Inc.	16,860	830
Portland General Electric Co.	27,780	800
Southwest Gas Corp.	17,006	795
WGL Holdings Inc.	18,980	792
Black Hills Corp.	16,314	783
* Dynegy Inc.	36,708	713
UIL Holdings Corp.	18,611	703
UNS Energy Corp.	15,219	696
ALLETE Inc.	14,655	692
South Jersey Industries Inc.	11,732	678
New Jersey Resources Corp.	15,335	661
PNM Resources Inc.	29,240	641
Avista Corp.	21,996	578
NorthWestern Corp.	13,907	559
Cogent Communications Group Inc.	17,330	538
Laclede Group Inc.	11,985	534
El Paso Electric Co.	14,761	508
MGE Energy Inc.	8,484	442
Northwest Natural Gas Co.	9,892	406
* NII Holdings Inc.	63,147	378
American States Water Co.	7,079	372
California Water Service Group	17,520	349
Otter Tail Corp.	13,295	349
Empire District Electric Co.	16,162	342
* Leap Wireless International Inc.	20,527	312
Consolidated Communications Holdings Inc.	14,528	242
* 8x8 Inc.	26,128	242
* Cincinnati Bell Inc.	75,311	225
Chesapeake Utilities Corp.	3,483	182
* Vonage Holdings Corp.	56,265	176
Atlantic Power Corp.	43,399	172
West Corp.	7,820	171
* Premiere Global Services Inc.	17,427	169
Ormat Technologies Inc.	6,484	163
* inContact Inc.	19,589	159
Atlantic Tele-Network Inc.	3,369	159
* Iridium Communications Inc.	23,251	156
Shenandoah Telecommunications Co.	8,805	151

31

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

					Market
					Value
				Shares	($000)
	SJW Corp.			5,680	148
	Unitil Corp.			5,070	143
	Connecticut Water Service Inc.			4,296	131
	Middlesex Water Co.			6,296	126
*	Pendrell Corp.			64,708	124
	USA Mobility Inc.			8,675	122
	Pike Electric Corp.			10,481	116
*	General Communication Inc. Class A			12,713	114
*,^	magicJack VocalTec Ltd.			6,540	92
*	Inteliquent Inc.			11,470	92
*	Hawaiian Telcom Holdco Inc.			3,643	90
	IDT Corp. Class B			5,422	90
	NTELOS Holdings Corp.			5,386	89
	York Water Co.			4,556	89
	Lumos Networks Corp.			5,443	86
*	Fairpoint Communications Inc.			7,314	68
	Consolidated Water Co. Ltd.			5,159	66
*	Cbeyond Inc.			9,454	62
*	ORBCOMM Inc.			12,772	61
	Artesian Resources Corp. Class A			2,673	58
*	Towerstream Corp.			23,407	52
	Delta Natural Gas Co. Inc.			2,417	49
	HickoryTech Corp.			4,792	48
*	Boingo Wireless Inc.			6,543	47
*	Genie Energy Ltd. Class B			4,550	39
*	Pure Cycle Corp.			6,070	32
	Primus Telecommunications Group Inc.			4,328	17
	Straight Path Communications Inc. Class B			2,709	14

					21,869

Total Common Stocks (Cost $448,961)					534,988

		Coupon

Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.5%)
2,3	Vanguard Market Liquidity Fund	0.122%		2,724,764	2,725

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.1%)
4,5	Federal Home Loan Bank Discount Notes	0.100%	11/8/13	100	100
5,6	Freddie Mac Discount Notes	0.095%	11/18/13	200	200

					300

Total Temporary Cash Investments (Cost $3,025)					3,025

Total Investments (100.5%) (Cost $451,986)					538,013
Other Assets and Liabilities—Net (-0.5%)[3]					(2,519)
Net Assets (100%)					535,494

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $1,467,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures nvestments, the fund's effective common stock and temporary cash investment positions represent 100% and 0.5%, respectively, of net ssets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $1,570,000 of collateral received for securities on loan.

32

Vanguard® Russell 2000 Index Fund
Schedule of Investments
August 31, 2013

4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $300,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.

33

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)

Common Stocks (99.3%)[1]
Consumer Discretionary (10.9%)
* Fifth & Pacific Cos. Inc.	16,029	382
Dana Holding Corp.	17,993	377
* Live Nation Entertainment Inc.	18,806	317
Rent-A-Center Inc.	7,134	268
Men's Wearhouse Inc.	6,718	253
Cooper Tire & Rubber Co.	7,465	238
Group 1 Automotive Inc.	2,906	223
* Saks Inc.	13,950	222
Meredith Corp.	4,773	205
* New York Times Co. Class A	17,239	192
* WMS Industries Inc.	7,319	188
* Helen of Troy Ltd.	4,263	171
Penske Automotive Group Inc.	4,380	171
* Marriott Vacations Worldwide Corp.	3,895	170
Bob Evans Farms Inc.	3,308	162
* Skechers U.S.A. Inc. Class A	5,167	159
Jones Group Inc.	10,702	158
* Orient-Express Hotels Ltd. Class A	12,801	155
Valassis Communications Inc.	5,188	143
* Standard Pacific Corp.	19,805	141
* Life Time Fitness Inc.	2,720	136
* Iconix Brand Group Inc.	4,061	133
Belo Corp. Class A	9,304	132
* Jos A Bank Clothiers Inc.	3,183	127
OfficeMax Inc.	11,626	126
MDC Holdings Inc.	4,165	116
International Speedway Corp. Class A	3,720	115
La-Z-Boy Inc.	5,177	110
* Children's Place Retail Stores Inc.	2,035	108
* TiVo Inc.	9,050	106
Scholastic Corp.	3,532	104
* Office Depot Inc.	24,661	103
Regis Corp.	6,349	100
Columbia Sportswear Co.	1,726	98
* Meritor Inc.	13,021	97
National CineMedia Inc.	5,336	96
Movado Group Inc.	2,226	95
Finish Line Inc. Class A	4,329	91
Sonic Automotive Inc. Class A	3,871	84
* LeapFrog Enterprises Inc.	8,515	82
Stage Stores Inc.	4,371	81
* Pep Boys-Manny Moe & Jack	7,105	80
Fred's Inc. Class A	4,907	77
Matthews International Corp. Class A	2,066	76
* Steiner Leisure Ltd.	1,342	75
Cato Corp. Class A	2,944	74
* Maidenform Brands Inc.	3,111	73
* Tuesday Morning Corp.	5,723	70
* Biglari Holdings Inc.	167	70
DineEquity Inc.	1,051	70
* Barnes & Noble Inc.	5,042	69
Callaway Golf Co.	9,500	66
* EW Scripps Co. Class A	4,179	64
Viad Corp.	2,717	61
* Federal-Mogul Corp.	3,978	61
* Ruby Tuesday Inc.	8,144	59
* Genesco Inc.	899	55
* Universal Electronics Inc.	1,808	55
* Zale Corp.	4,340	54
Superior Industries International Inc.	3,106	54
* American Axle & Manufacturing Holdings Inc.	2,749	53

34

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Angie's List Inc.	2,456	51
Shoe Carnival Inc.	2,006	51
MDC Partners Inc. Class A	2,233	50
Brown Shoe Co. Inc.	2,196	49
Haverty Furniture Cos. Inc.	2,014	49
Harte-Hanks Inc.	5,744	48
* Jack in the Box Inc.	1,201	47
* Central European Media Enterprises Ltd. Class A	10,232	45
* RadioShack Corp.	13,321	44
* M/I Homes Inc.	2,320	43
* Journal Communications Inc. Class A	5,894	42
* Gray Television Inc.	6,271	41
National Presto Industries Inc.	591	41
* Bridgepoint Education Inc.	2,450	40
* MarineMax Inc.	3,291	40
* Digital Generation Inc.	3,233	40
Town Sports International Holdings Inc.	3,380	39
* Carmike Cinemas Inc.	2,214	39
Remy International Inc.	1,977	39
* QuinStreet Inc.	4,412	38
* Fuel Systems Solutions Inc.	1,985	38
* Steinway Musical Instruments Inc.	934	38
* Meritage Homes Corp.	897	36
Destination XL Group Inc.	5,627	34
World Wrestling Entertainment Inc. Class A	3,444	34
* Citi Trends Inc.	1,955	32
* Black Diamond Inc.	2,992	31
* hhgregg Inc.	1,715	31
* Central Garden and Pet Co. Class A	4,895	31
Marcus Corp.	2,474	30
* VOXX International Corp. Class A	2,496	30
Perry Ellis International Inc.	1,648	30
Universal Technical Institute Inc.	2,835	30
Speedway Motorsports Inc.	1,555	28
* Media General Inc. Class A	2,619	27
bebe stores inc	4,649	27
TRI Pointe Homes Inc.	1,870	26
* West Marine Inc.	2,269	26
* Entercom Communications Corp. Class A	3,196	25
Beazer Homes USA Inc.	1,471	25
* G-III Apparel Group Ltd.	540	25
CSS Industries Inc.	1,131	25
* Sonic Corp.	1,538	25
* Asbury Automotive Group Inc.	491	24
Courier Corp.	1,529	24
Brunswick Corp.	652	24
* Quiksilver Inc.	4,765	24
* Corinthian Colleges Inc.	10,591	23
* Hovnanian Enterprises Inc. Class A	4,460	23
Standard Motor Products Inc.	749	23
* Revlon Inc. Class A	1,016	23
* Scientific Games Corp. Class A	1,588	23
Saga Communications Inc. Class A	460	23
* Crocs Inc.	1,581	21
Dex Media Inc.	2,289	21
Stein Mart Inc.	1,738	21
* Isle of Capri Casinos Inc.	2,828	21
Hooker Furniture Corp.	1,435	21
Marchex Inc. Class B	2,994	21
Bassett Furniture Industries Inc.	1,480	20
Weyco Group Inc.	815	20
RG Barry Corp.	1,224	20
Lifetime Brands Inc.	1,386	19
* Career Education Corp.	7,283	19

35

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Carrols Restaurant Group Inc.	3,124	19
* Luby's Inc.	2,633	18
* Zagg Inc.	4,058	18
* Navarre Corp.	5,280	18
AH Belo Corp. Class A	2,493	18
* Elizabeth Arden Inc.	511	18
Inter Parfums Inc.	659	18
* Johnson Outdoors Inc. Class A	649	16
* Denny's Corp.	2,737	15
* Red Robin Gourmet Burgers Inc.	237	15
Del Frisco's Restaurant Group Inc.	782	15
* Shutterstock Inc.	302	15
* Daily Journal Corp.	120	15
Flexsteel Industries Inc.	656	15
* Morgans Hotel Group Co.	2,097	14
* Reading International Inc. Class A	2,293	14
* Pinnacle Entertainment Inc.	578	14
JAKKS Pacific Inc.	2,568	13
Systemax Inc.	1,457	13
* Body Central Corp.	2,156	13
* Sears Hometown and Outlet Stores Inc.	400	13
* Skullcandy Inc.	2,410	13
* Gordmans Stores Inc.	892	12
Ethan Allen Interiors Inc.	468	12
Stewart Enterprises Inc. Class A	911	12
* Caesars Entertainment Corp.	549	12
Lincoln Educational Services Corp.	2,227	11
* Crown Media Holdings Inc. Class A	3,654	11
* Select Comfort Corp.	446	11
* Cumulus Media Inc. Class A	2,254	11
Salem Communications Corp. Class A	1,388	11
* American Apparel Inc.	7,462	11
* Kirkland's Inc.	543	11
* America's Car-Mart Inc.	255	10
* Cenveo Inc.	3,571	10
* Monarch Casino & Resort Inc.	531	10
* Martha Stewart Living Omnimedia Class A	3,882	9
* New York & Co. Inc.	1,569	8
* Stoneridge Inc.	597	7
* RealD Inc.	789	6
Trans World Entertainment Corp.	1,414	6
* Franklin Covey Co.	385	6
Destination Maternity Corp.	184	5
* McClatchy Co. Class A	1,624	5
* Cavco Industries Inc.	93	5
* Biglari Holdings Inc. Rights Exp. 09/16/2013	159	5
* 1-800-Flowers.com Inc. Class A	775	4
Beasley Broadcasting Group Inc. Class A	549	4
* Valuevision Media Inc. Class A	763	4
* Bravo Brio Restaurant Group Inc.	210	3
* Pacific Sunwear of California Inc.	820	3
* Rentrak Corp.	93	2
Einstein Noah Restaurant Group Inc.	104	2
* Tilly's Inc. Class A	111	2
Bon-Ton Stores Inc.	136	2
* JTH Holding Inc. Class A	63	1
		10,453
Consumer Staples (2.5%)
Harris Teeter Supermarkets Inc.	5,856	288
* Post Holdings Inc.	4,365	186
Andersons Inc.	2,498	164
Universal Corp.	3,118	153
Fresh Del Monte Produce Inc.	5,059	146
Snyders-Lance Inc.	5,393	145

36

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Rite Aid Corp.	38,346	133
* TreeHouse Foods Inc.	1,685	110
Seaboard Corp.	36	96
* Dole Food Co. Inc.	6,861	94
Core-Mark Holding Co. Inc.	1,324	84
* Chiquita Brands International Inc.	6,208	77
Weis Markets Inc.	1,472	69
* Diamond Foods Inc.	2,975	62
Spartan Stores Inc.	2,926	60
* SUPERVALU Inc.	6,999	50
Nash Finch Co.	1,641	40
Ingles Markets Inc. Class A	1,580	39
Vector Group Ltd.	2,108	34
* Pantry Inc.	2,936	33
* Alliance One International Inc.	11,568	33
* Seneca Foods Corp. Class A	1,075	32
Fairway Group Holdings Corp.	1,227	28
Roundy's Inc.	3,365	28
Nutraceutical International Corp.	1,143	26
Nature's Sunshine Products Inc.	1,457	25
John B Sanfilippo & Son Inc.	1,094	24
* Omega Protein Corp.	2,418	22
* PhotoMedex Inc.	1,270	21
Cal-Maine Foods Inc.	288	13
* Craft Brew Alliance Inc.	879	11
Village Super Market Inc. Class A	295	10
* Boulder Brands Inc.	421	7
Tootsie Roll Industries Inc.	164	5
Orchids Paper Products Co.	114	3
Alico Inc.	53	2
* Synutra International Inc.	247	1
		2,354
Energy (6.6%)
* Helix Energy Solutions Group Inc.	14,156	354
Energy XXI Bermuda Ltd.	10,606	282
* PDC Energy Inc.	4,758	273
* Hornbeck Offshore Services Inc.	4,524	246
* Exterran Holdings Inc.	7,693	211
SEACOR Holdings Inc.	2,461	204
Berry Petroleum Co. Class A	4,785	197
* Stone Energy Corp.	6,677	183
* Alpha Natural Resources Inc.	29,506	179
* Hercules Offshore Inc.	21,311	153
* SunCoke Energy Inc.	9,351	147
* Halcon Resources Corp.	30,951	147
* Key Energy Services Inc.	20,353	136
* Cloud Peak Energy Inc.	8,128	128
Arch Coal Inc.	28,362	127
* C&J Energy Services Inc.	6,019	124
* TETRA Technologies Inc.	10,459	123
CARBO Ceramics Inc.	1,497	122
* Matador Resources Co.	6,618	112
* Northern Oil and Gas Inc.	8,523	110
* Bill Barrett Corp.	4,625	100
Comstock Resources Inc.	6,453	94
Western Refining Inc.	3,154	92
* Parker Drilling Co.	15,917	91
* EPL Oil & Gas Inc.	2,699	91
* Sanchez Energy Corp.	3,552	86
* Forest Oil Corp.	13,868	77
* Magnum Hunter Resources Corp.	15,759	73
W&T Offshore Inc.	4,647	72
* Resolute Energy Corp.	9,047	71
Walter Energy Inc.	5,436	70

37

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Forum Energy Technologies Inc.	2,629	69
* Era Group Inc.	2,690	67
* ION Geophysical Corp.	13,916	67
* Swift Energy Co.	5,794	65
EXCO Resources Inc.	8,833	64
* Tesco Corp.	4,038	62
* Pioneer Energy Services Corp.	8,309	56
* Green Plains Renewable Energy Inc.	3,379	54
Contango Oil & Gas Co.	1,412	51
* Willbros Group Inc.	5,343	49
* Approach Resources Inc.	2,056	48
* Basic Energy Services Inc.	3,997	47
* Vantage Drilling Co.	26,859	46
* Matrix Service Co.	2,920	46
Gulf Island Fabrication Inc.	1,932	45
* Natural Gas Services Group Inc.	1,653	45
Delek US Holdings Inc.	1,712	43
* Triangle Petroleum Corp.	6,400	43
Nuverra Environmental Solutions Inc.	18,051	41
Alon USA Energy Inc.	3,270	41
* Clayton Williams Energy Inc.	787	39
* Dawson Geophysical Co.	1,077	39
* BPZ Resources Inc.	16,611	38
* Penn Virginia Corp.	7,379	35
* Renewable Energy Group Inc.	2,242	35
* EnerNOC Inc.	2,267	33
* Emerald Oil Inc.	4,886	32
* Endeavour International Corp.	6,294	31
* Mitcham Industries Inc.	1,715	30
* Warren Resources Inc.	9,737	28
* Carrizo Oil & Gas Inc.	777	27
* Cal Dive International Inc.	13,085	26
* Miller Energy Resources Inc.	4,146	26
* Newpark Resources Inc.	2,198	24
* Callon Petroleum Co.	5,262	24
Equal Energy Ltd.	4,825	23
* Ameresco Inc. Class A	2,668	23
* Quicksilver Resources Inc.	13,666	23
* Vaalco Energy Inc.	3,929	22
SemGroup Corp. Class A	382	20
Bolt Technology Corp.	1,138	20
* Midstates Petroleum Co. Inc.	4,435	20
* REX American Resources Corp.	678	20
* Westmoreland Coal Co.	1,553	20
* GT Advanced Technologies Inc.	2,537	16
Adams Resources & Energy Inc.	258	16
* Apco Oil and Gas International Inc.	1,029	15
Crosstex Energy Inc.	546	11
* L&L Energy Inc.	4,017	10
* Crimson Exploration Inc.	2,932	9
Hallador Energy Co.	1,160	8
* Global Geophysical Services Inc.	2,791	7
* ZaZa Energy Corp.	3,224	3
* PetroQuest Energy Inc.	574	2
Panhandle Oil and Gas Inc. Class A	72	2
* Arabian American Development Co.	252	2
TGC Industries Inc.	205	2
		6,285
Financial Services (38.7%)
Prosperity Bancshares Inc.	8,096	484
FirstMerit Corp.	22,262	471
CNO Financial Group Inc.	29,868	406
Prospect Capital Corp.	34,717	384
RLJ Lodging Trust	16,526	380

38

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Hancock Holding Co.	11,343	365
* Stifel Financial Corp.	8,495	340
LaSalle Hotel Properties	12,766	339
Webster Financial Corp.	12,061	319
Susquehanna Bancshares Inc.	24,917	314
EPR Properties	6,285	308
First American Financial Corp.	14,456	302
CubeSmart	17,801	296
Primerica Inc.	7,615	283
NorthStar Realty Finance Corp.	32,030	281
Highwoods Properties Inc.	8,297	280
Invesco Mortgage Capital Inc.	18,068	277
Lexington Realty Trust	22,551	264
* Sunstone Hotel Investors Inc.	21,758	262
Colonial Properties Trust	11,843	262
DCT Industrial Trust Inc.	38,847	260
UMB Financial Corp.	4,336	259
DiamondRock Hospitality Co.	26,118	253
Medical Properties Trust Inc.	21,592	249
BancorpSouth Inc.	12,719	246
Capitol Federal Financial Inc.	19,905	244
Umpqua Holdings Corp.	14,961	243
* Texas Capital Bancshares Inc.	5,449	240
Apollo Investment Corp.	30,032	237
FNB Corp.	19,379	234
Chambers Street Properties	31,603	232
Cathay General Bancorp	10,538	232
American Realty Capital Properties Inc.	17,125	230
Radian Group Inc.	16,794	228
Glacier Bancorp Inc.	9,624	227
Platinum Underwriters Holdings Ltd.	3,911	226
Trustmark Corp.	8,975	223
Cousins Properties Inc.	22,466	223
RLI Corp.	2,844	222
First Industrial Realty Trust Inc.	14,363	217
Home Loan Servicing Solutions Ltd.	9,490	216
New Residential Investment Corp.	33,812	215
Pebblebrook Hotel Trust	8,206	210
ARMOUR Residential REIT Inc.	49,993	209
Iberiabank Corp.	3,967	208
* Alexander & Baldwin Inc.	5,752	207
PennyMac Mortgage Investment Trust	9,415	198
MB Financial Inc.	7,322	198
Wintrust Financial Corp.	4,949	196
Redwood Trust Inc.	10,974	195
PrivateBancorp Inc.	8,673	189
Symetra Financial Corp.	10,888	188
United Bankshares Inc.	6,727	187
* Walter Investment Management Corp.	4,929	181
CYS Investments Inc.	23,333	179
Old National Bancorp	13,545	178
Community Bank System Inc.	5,345	178
Healthcare Realty Trust Inc.	7,826	176
First Financial Holdings Inc.	3,211	173
Equity One Inc.	8,045	171
Government Properties Income Trust	7,304	171
Colony Financial Inc.	8,632	171
Selective Insurance Group Inc.	7,420	170
Westamerica Bancorporation	3,605	170
Pennsylvania REIT	9,087	169
PacWest Bancorp	5,066	168
Geo Group Inc.	5,386	168
Fifth Street Finance Corp.	16,136	167
Northwest Bancshares Inc.	12,525	167

39

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Janus Capital Group Inc.	19,939	167
Cash America International Inc.	3,812	163
* Western Alliance Bancorp	9,897	162
Columbia Banking System Inc.	6,818	158
American Capital Mortgage Investment Corp.	7,880	158
National Penn Bancshares Inc.	15,638	157
American Equity Investment Life Holding Co.	7,904	157
International Bancshares Corp.	7,133	156
CVB Financial Corp.	12,272	156
Washington REIT	6,398	156
EverBank Financial Corp.	10,755	151
First Midwest Bancorp Inc.	10,031	151
Capstead Mortgage Corp.	12,769	150
Franklin Street Properties Corp.	12,028	146
Montpelier Re Holdings Ltd.	5,873	146
Astoria Financial Corp.	11,801	145
Chesapeake Lodging Trust	6,490	143
Main Street Capital Corp.	4,878	142
Hersha Hospitality Trust Class A	27,067	142
BBCN Bancorp Inc.	10,554	141
* MGIC Investment Corp.	19,497	141
Acadia Realty Trust	6,012	140
Horace Mann Educators Corp.	5,303	140
National Bank Holdings Corp. Class A	6,984	137
American Assets Trust Inc.	4,489	133
Solar Capital Ltd.	6,014	132
Education Realty Trust Inc.	15,236	131
* Pinnacle Financial Partners Inc.	4,680	131
* Hilltop Holdings Inc.	8,292	130
Provident Financial Services Inc.	7,974	129
* iStar Financial Inc.	11,365	126
NBT Bancorp Inc.	5,852	125
Retail Opportunity Investments Corp.	9,602	124
Investors Bancorp Inc.	5,901	123
Hercules Technology Growth Capital Inc.	8,225	119
Park National Corp.	1,538	117
Kennedy-Wilson Holdings Inc.	6,323	117
First Financial Bancorp	7,730	116
* Ezcorp Inc. Class A	6,821	116
Nelnet Inc. Class A	3,057	116
Hudson Pacific Properties Inc.	5,790	116
Ramco-Gershenson Properties Trust	7,975	115
Home BancShares Inc.	4,448	113
STAG Industrial Inc.	5,590	112
* Enstar Group Ltd.	824	111
Sterling Financial Corp.	4,540	110
Boston Private Financial Holdings Inc.	10,650	109
Independent Bank Corp.	3,057	109
Triangle Capital Corp.	3,683	107
DuPont Fabros Technology Inc.	4,712	107
ViewPoint Financial Group Inc.	5,338	106
Associated Estates Realty Corp.	7,688	106
* Ambac Financial Group Inc.	4,768	106
OFG Bancorp	6,097	105
Investors Real Estate Trust	12,738	104
CapLease Inc.	11,872	101
Tower Group International Ltd.	7,099	100
Chemical Financial Corp.	3,679	100
WesBanco Inc.	3,462	99
Argo Group International Holdings Ltd.	2,419	99
Resource Capital Corp.	16,967	99
PennantPark Investment Corp.	8,879	98
First Potomac Realty Trust	7,849	98
BlackRock Kelso Capital Corp.	9,901	97

40

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
First Commonwealth Financial Corp.	13,082	96
Parkway Properties Inc.	5,820	95
Ashford Hospitality Trust Inc.	8,211	95
Banco Latinoamericano de Comercio Exterior SA	3,911	94
* FelCor Lodging Trust Inc.	16,586	91
Campus Crest Communities Inc.	8,626	91
S&T Bancorp Inc.	3,971	89
Banner Corp.	2,600	89
Stewart Information Services Corp.	2,847	87
Safety Insurance Group Inc.	1,721	86
Anworth Mortgage Asset Corp.	19,358	86
City Holding Co.	2,092	85
Renasant Corp.	3,370	85
Brookline Bancorp Inc.	9,366	85
* Investment Technology Group Inc.	4,972	85
Summit Hotel Properties Inc.	8,810	84
* United Community Banks Inc.	5,755	84
Tompkins Financial Corp.	1,931	84
Berkshire Hills Bancorp Inc.	3,351	83
* Forestar Group Inc.	4,102	82
AMERISAFE Inc.	2,457	80
Golub Capital BDC Inc.	4,631	80
* Green Dot Corp. Class A	3,447	79
First Financial Bankshares Inc.	1,352	78
* Greenlight Capital Re Ltd. Class A	2,849	76
* Eagle Bancorp Inc.	2,980	76
Maiden Holdings Ltd.	5,793	76
* Navigators Group Inc.	1,384	76
Sandy Spring Bancorp Inc.	3,335	75
Excel Trust Inc.	6,392	75
Apollo Commercial Real Estate Finance Inc.	4,928	74
Flushing Financial Corp.	4,120	74
TrustCo Bank Corp. NY	12,588	74
New Mountain Finance Corp.	4,987	73
United Fire Group Inc.	2,521	72
Northfield Bancorp Inc.	6,012	72
Select Income REIT	2,925	71
THL Credit Inc.	4,531	71
Community Trust Bancorp Inc.	1,873	71
Kite Realty Group Trust	12,223	71
* Piper Jaffray Cos.	2,156	70
* Bancorp Inc.	4,390	69
Hanmi Financial Corp.	4,221	69
Ryman Hospitality Properties Inc.	2,075	69
Lakeland Financial Corp.	2,194	68
* Global Cash Access Holdings Inc.	8,849	68
Dime Community Bancshares Inc.	4,256	68
TICC Capital Corp.	7,022	68
Wilshire Bancorp Inc.	8,275	67
Cardinal Financial Corp.	4,045	66
First Merchants Corp.	3,847	66
AG Mortgage Investment Trust Inc.	3,733	66
* Capital Bank Financial Corp.	3,314	65
Apollo Residential Mortgage Inc.	4,281	65
Sabra Health Care REIT Inc.	2,934	65
Oritani Financial Corp.	4,178	65
State Bank Financial Corp.	4,266	65
* PICO Holdings Inc.	3,038	64
* Altisource Residential Corp.	3,349	63
WSFS Financial Corp.	1,049	63
Getty Realty Corp.	3,423	62
StellarOne Corp.	3,036	62
* First BanCorp	9,635	62
* Ameris Bancorp	3,191	61

41

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* DFC Global Corp.	5,410	61
Provident New York Bancorp	5,927	60
Southside Bancshares Inc.	2,385	59
Capital Southwest Corp.	1,799	59
Dynex Capital Inc.	7,342	59
Terreno Realty Corp.	3,340	59
Medley Capital Corp.	4,441	58
Washington Trust Bancorp Inc.	1,934	58
National Western Life Insurance Co. Class A	293	58
Union First Market Bankshares Corp.	2,702	58
RAIT Financial Trust	9,349	58
Rouse Properties Inc.	2,997	56
Chatham Lodging Trust	3,015	55
Bank of the Ozarks Inc.	1,193	54
TCP Capital Corp.	3,472	54
Heartland Financial USA Inc.	1,982	54
Simmons First National Corp. Class A	2,207	53
First Interstate Bancsystem Inc.	2,344	53
* Virginia Commerce Bancorp Inc.	3,604	53
Sterling Bancorp	4,137	52
FBL Financial Group Inc. Class A	1,187	52
Lakeland Bancorp Inc.	4,776	52
1st Source Corp.	2,017	52
New York Mortgage Trust Inc.	8,517	51
Monmouth Real Estate Investment Corp. Class A	5,672	51
Western Asset Mortgage Capital Corp.	3,248	51
Arlington Asset Investment Corp. Class A	2,140	50
Central Pacific Financial Corp.	2,917	50
SY Bancorp Inc.	1,866	50
TowneBank	3,518	49
* Taylor Capital Group Inc.	2,309	49
CyrusOne Inc.	2,563	49
Bancfirst Corp.	948	48
Agree Realty Corp.	1,770	48
Rockville Financial Inc.	3,665	48
Infinity Property & Casualty Corp.	783	47
Cedar Realty Trust Inc.	9,663	47
* KCG Holdings Inc. Class A	5,365	47
Federal Agricultural Mortgage Corp.	1,378	46
* NewStar Financial Inc.	3,508	46
First Busey Corp.	9,683	46
MCG Capital Corp.	9,399	46
First Financial Corp.	1,500	46
Bryn Mawr Bank Corp.	1,806	46
HomeTrust Bancshares Inc.	2,783	45
AmREIT Inc.	2,623	44
Trico Bancshares	2,141	44
* Customers Bancorp Inc.	2,669	44
* Citizens Inc. Class A	5,805	44
* MoneyGram International Inc.	2,150	44
OneBeacon Insurance Group Ltd. Class A	3,024	43
Winthrop Realty Trust	3,618	43
* Harbinger Group Inc.	4,634	43
Univest Corp. of Pennsylvania	2,231	43
CoBiz Financial Inc.	4,737	42
* Cowen Group Inc. Class A	13,050	42
* Beneficial Mutual Bancorp Inc.	4,488	42
United Financial Bancorp Inc.	2,630	41
MainSource Financial Group Inc.	2,862	41
* Safeguard Scientifics Inc.	2,804	41
German American Bancorp Inc.	1,693	40
Flagstar Bancorp Inc.	2,787	40
Hudson Valley Holding Corp.	2,196	40
MVC Capital Inc.	3,197	40

42

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Enterprise Financial Services Corp.	2,420	40
* Southwest Bancorp Inc.	2,770	40
Meadowbrook Insurance Group Inc.	6,625	40
GFI Group Inc.	9,812	39
State Auto Financial Corp.	2,103	39
Camden National Corp.	1,021	39
First Bancorp	2,767	39
First of Long Island Corp.	1,056	39
Centerstate Banks Inc.	4,244	39
Bank Mutual Corp.	6,526	39
Ares Commercial Real Estate Corp.	3,022	39
Great Southern Bancorp Inc.	1,450	39
First Community Bancshares Inc.	2,529	38
* Metro Bancorp Inc.	1,997	38
Park Sterling Corp.	6,310	38
Arrow Financial Corp.	1,474	37
Medallion Financial Corp.	2,632	37
Financial Institutions Inc.	1,949	36
HomeStreet Inc.	1,835	36
* American Safety Insurance Holdings Ltd.	1,186	36
* OmniAmerican Bancorp Inc.	1,530	35
* Gramercy Property Trust Inc.	8,433	34
Fidus Investment Corp.	1,831	34
Whitestone REIT	2,419	34
Republic Bancorp Inc. Class A	1,296	34
First Defiance Financial Corp.	1,389	34
National Bankshares Inc.	929	34
One Liberty Properties Inc.	1,570	34
Employers Holdings Inc.	1,245	33
Gladstone Commercial Corp.	1,850	33
Silver Bay Realty Trust Corp.	2,036	32
* GSV Capital Corp.	2,581	32
BNC Bancorp	2,448	32
First Connecticut Bancorp Inc.	2,270	32
Citizens & Northern Corp.	1,649	32
* Walker & Dunlop Inc.	2,172	32
Aviv REIT Inc.	1,382	31
* Encore Capital Group Inc.	732	31
Charter Financial Corp.	3,041	31
FBR & Co.	1,169	31
* Strategic Hotels & Resorts Inc.	3,853	31
* American Residential Properties Inc.	1,831	31
KCAP Financial Inc.	3,731	31
Territorial Bancorp Inc.	1,420	31
Heritage Financial Corp.	2,024	31
Pacific Continental Corp.	2,390	30
OceanFirst Financial Corp.	1,839	30
Peoples Bancorp Inc.	1,425	30
* Pacific Premier Bancorp Inc.	2,224	30
* Phoenix Cos. Inc.	776	29
* PennyMac Financial Services Inc. Class A	1,708	29
Baldwin & Lyons Inc.	1,233	29
Bank of Marin Bancorp	727	29
* Banc of California Inc.	2,154	29
1st United Bancorp Inc.	3,994	29
Amtrust Financial Services Inc.	799	29
* Yadkin Financial Corp.	1,923	29
Penns Woods Bancorp Inc.	604	28
Washington Banking Co.	2,072	28
Consolidated-Tomoka Land Co.	781	28
CNB Financial Corp.	1,671	28
Fidelity Southern Corp.	1,943	28
* Global Indemnity plc	1,120	27
Fox Chase Bancorp Inc.	1,627	27

43

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Solar Senior Capital Ltd.	1,538	27
Manning & Napier Inc.	1,815	27
* United Community Financial Corp.	6,598	27
Calamos Asset Management Inc. Class A	2,652	26
* Suffolk Bancorp	1,545	26
PennantPark Floating Rate Capital Ltd.	1,965	26
* Firsthand Technology Value Fund Inc.	1,143	26
Franklin Financial Corp.	1,437	26
Bridge Bancorp Inc.	1,200	25
Horizon Bancorp	1,161	25
Meta Financial Group Inc.	798	25
Ames National Corp.	1,244	25
* Preferred Bank	1,558	25
Sovran Self Storage Inc.	377	25
* INTL. FCStone Inc.	1,289	25
Home Federal Bancorp Inc.	1,936	25
* NewBridge Bancorp	3,375	24
Stellus Capital Investment Corp.	1,610	24
Gladstone Investment Corp.	3,538	24
West Bancorporation Inc.	1,914	24
Armada Hoffler Properties Inc.	2,539	24
* MPG Office Trust Inc.	7,661	24
BankFinancial Corp.	2,816	24
Sierra Bancorp	1,627	23
Gladstone Capital Corp.	2,865	23
Mercantile Bank Corp.	1,163	23
Guaranty Bancorp	1,965	23
Universal Insurance Holdings Inc.	3,144	23
Oppenheimer Holdings Inc. Class A	1,324	23
JAVELIN Mortgage Investment Corp.	1,842	23
American National Bankshares Inc.	1,050	23
Kansas City Life Insurance Co.	520	23
Merchants Bancshares Inc.	765	22
Nicholas Financial Inc.	1,373	22
Bank of Kentucky Financial Corp.	820	22
Thomas Properties Group Inc.	3,991	22
C&F Financial Corp.	436	22
LTC Properties Inc.	614	22
Center Bancorp Inc.	1,554	22
First Financial Northwest Inc.	2,022	22
Provident Financial Holdings Inc.	1,210	21
MetroCorp Bancshares Inc.	2,104	21
MidWestOne Financial Group Inc.	893	21
* SWS Group Inc.	3,946	21
* CU Bancorp	1,240	21
Doral Financial Corp.	872	21
First Bancorp Inc.	1,261	21
* Bridge Capital Holdings	1,270	20
ESB Financial Corp.	1,715	20
* Meridian Interstate Bancorp Inc.	1,029	20
* AV Homes Inc.	1,246	20
Glimcher Realty Trust	2,023	20
* Seacoast Banking Corp. of Florida	9,681	20
* Farmers Capital Bank Corp.	998	20
Peapack Gladstone Financial Corp.	1,187	20
* Sun Bancorp Inc.	5,404	20
* Capital City Bank Group Inc.	1,647	20
Northrim BanCorp Inc.	859	19
Heritage Commerce Corp.	2,782	19
Bar Harbor Bankshares	524	19
* First Security Group Inc.	8,228	19
* Kearny Financial Corp.	1,892	18
Enterprise Bancorp Inc.	955	18
First M&F Corp.	1,095	18

44

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Imperial Holdings Inc.	2,608	18
NGP Capital Resources Co.	2,774	17
* Hallmark Financial Services Inc.	2,039	17
Independent Bank Group Inc.	497	17
* Heritage Oaks Bancorp	2,663	17
UMH Properties Inc.	1,732	17
EMC Insurance Group Inc.	590	16
Crawford & Co. Class B	2,157	16
* Intervest Bancshares Corp. Class A	2,348	16
MidSouth Bancorp Inc.	1,085	16
Urstadt Biddle Properties Inc. Class A	832	16
Westfield Financial Inc.	2,426	16
National Interstate Corp.	628	16
HFF Inc. Class A	681	16
LCNB Corp.	795	15
Inland Real Estate Corp.	1,549	15
* NASB Financial Inc.	561	15
* Chemung Financial Corp.	482	15
* Home Bancorp Inc.	866	15
Independence Holding Co.	1,054	15
Horizon Technology Finance Corp.	1,086	14
Century Bancorp Inc. Class A	455	14
EastGroup Properties Inc.	251	14
Eastern Insurance Holdings Inc.	700	14
WhiteHorse Finance Inc.	923	14
* Macatawa Bank Corp.	3,076	14
JMP Group Inc.	2,099	13
Clifton Savings Bancorp Inc.	1,113	13
Donegal Group Inc. Class A	991	13
Access National Corp.	977	13
Middleburg Financial Corp.	711	13
* First NBC Bank Holding Co.	557	13
Ellington Residential Mortgage REIT	862	13
ESSA Bancorp Inc.	1,201	13
Investors Title Co.	177	13
Resource America Inc. Class A	1,647	12
* BBX Capital Corp.	965	12
Garrison Capital Inc.	803	12
CommunityOne Bancorp	1,405	12
Intersections Inc.	1,264	12
* Tristate Capital Holdings Inc.	877	11
Hingham Institution for Savings	171	11
Gain Capital Holdings Inc.	1,471	11
Griffin Land & Nurseries Inc.	351	11
* Regional Management Corp.	352	10
* First Marblehead Corp.	12,056	10
* Waterstone Financial Inc.	984	10
Tree.com Inc.	361	9
* VantageSouth Bancshares Inc.	1,609	9
* ConnectOne Bancorp Inc.	233	8
* Palmetto Bancshares Inc.	595	7
* Hampton Roads Bankshares Inc.	4,507	7
CIFC Corp.	914	7
* Fortegra Financial Corp.	858	7
* Consumer Portfolio Services Inc.	1,098	6
California First National Bancorp	309	5
* Cascade Bancorp	767	5
* Tejon Ranch Co.	134	4
* First Federal Bancshares of Arkansas Inc.	273	3
* Roma Financial Corp.	107	2
ZAIS Financial Corp.	76	1
* Tejon Ranch Co. Warrants Exp. 08/31/2016	22	—
		37,100

45

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Health Care (4.5%)
* WellCare Health Plans Inc.	5,846	372
Owens & Minor Inc.	6,668	227
* Magellan Health Services Inc.	3,617	203
* Impax Laboratories Inc.	9,150	187
* Wright Medical Group Inc.	5,397	130
* NPS Pharmaceuticals Inc.	4,786	120
CONMED Corp.	3,705	115
* Amsurg Corp. Class A	3,027	113
* NuVasive Inc.	4,645	109
* Greatbatch Inc.	3,193	108
Kindred Healthcare Inc.	7,221	106
* Hanger Inc.	2,626	81
* Merit Medical Systems Inc.	5,686	73
* BioScrip Inc.	5,936	72
* Astex Pharmaceuticals	10,822	71
* Amedisys Inc.	4,204	69
Analogic Corp.	904	68
* Accelrys Inc.	7,463	67
National Healthcare Corp.	1,438	66
* Tornier NV	3,476	66
Spectrum Pharmaceuticals Inc.	8,460	65
Invacare Corp.	4,277	64
* HealthSouth Corp.	1,900	60
* Nektar Therapeutics	4,770	58
* Orthofix International NV	2,600	57
* Triple-S Management Corp. Class B	2,988	56
Select Medical Holdings Corp.	6,502	55
* Emergent Biosolutions Inc.	3,029	53
* Affymetrix Inc.	9,501	53
* Integra LifeSciences Holdings Corp.	1,219	50
* PharMerica Corp.	3,969	49
* Omnicell Inc.	1,978	43
* ImmunoGen Inc.	2,644	42
Hi-Tech Pharmacal Co. Inc.	970	42
Universal American Corp.	5,405	39
* Symmetry Medical Inc.	4,982	39
* Rigel Pharmaceuticals Inc.	12,317	39
* Cynosure Inc. Class A	1,680	39
* LHC Group Inc.	1,700	38
* AngioDynamics Inc.	3,478	38
* Albany Molecular Research Inc.	3,294	36
* OraSure Technologies Inc.	7,421	35
* Prothena Corp. plc	1,587	32
* Healthways Inc.	1,572	30
* Five Star Quality Care Inc.	5,727	30
* Cambrex Corp.	2,039	28
* Pacific Biosciences of California Inc.	6,392	27
* Derma Sciences Inc.	1,831	26
* RTI Surgical Inc.	7,519	25
* Geron Corp.	17,429	25
* XenoPort Inc.	4,932	24
* Rockwell Medical Inc.	4,347	24
* Alnylam Pharmaceuticals Inc.	437	23
* Arena Pharmaceuticals Inc.	3,463	22
* Natus Medical Inc.	1,676	22
* ArthroCare Corp.	682	22
CryoLife Inc.	3,447	21
* Chindex International Inc.	1,226	21
Almost Family Inc.	1,091	21
* Cross Country Healthcare Inc.	3,580	20
* Solta Medical Inc.	9,480	20
* Targacept Inc.	3,729	19
* Exactech Inc.	990	19

46

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Pozen Inc.	3,561	18
* Cutera Inc.	1,937	18
* Alphatec Holdings Inc.	8,372	17
* Harvard Bioscience Inc.	3,188	16
* Anika Therapeutics Inc.	665	15
* Celldex Therapeutics Inc.	703	15
* AVEO Pharmaceuticals Inc.	6,934	15
* Momenta Pharmaceuticals Inc.	1,005	14
* Addus HomeCare Corp.	651	14
* Vanguard Health Systems Inc.	635	13
* National Research Corp. Class A	795	13
* ICU Medical Inc.	161	12
* Curis Inc.	2,604	11
* InterMune Inc.	774	11
* Cornerstone Therapeutics Inc.	1,186	11
* ACADIA Pharmaceuticals Inc.	515	10
* Sciclone Pharmaceuticals Inc.	1,944	10
Alliance HealthCare Services Inc.	404	10
* Progenics Pharmaceuticals Inc.	1,567	9
Enzon Pharmaceuticals Inc.	4,955	9
* Horizon Pharma Inc.	3,332	8
* Idenix Pharmaceuticals Inc.	1,694	8
Cytokinetics Inc.	750	8
* Navidea Biopharmaceuticals Inc.	2,381	7
* Pernix Therapeutics Holdings	2,341	6
* Medical Action Industries Inc.	1,170	6
* XOMA Corp.	1,149	5
* Lexicon Pharmaceuticals Inc.	2,126	5
Ensign Group Inc.	129	5
* Staar Surgical Co.	328	4
* Cytori Therapeutics Inc.	1,873	4
* Dynavax Technologies Corp.	2,957	4
* Immunomedics Inc.	618	4
* USMD Holdings Inc.	144	4
* Arqule Inc.	518	1
* Vical Inc.	1,038	1
* Skilled Healthcare Group Inc.	216	1
* SIGA Technologies Inc.	283	1
* Biolase Inc.	409	1
		4,318
Materials & Processing (5.5%)
Axiall Corp.	9,327	373
Sensient Technologies Corp.	6,687	277
Commercial Metals Co.	15,618	232
Minerals Technologies Inc.	4,658	207
* Stillwater Mining Co.	15,781	180
Kaiser Aluminum Corp.	2,526	175
Simpson Manufacturing Co. Inc.	4,972	155
Hecla Mining Co.	38,115	130
* RTI International Metals Inc.	4,186	130
Kaydon Corp.	4,302	122
* Coeur Mining Inc.	8,475	122
* Resolute Forest Products Inc.	9,328	118
Boise Inc.	13,481	115
* OM Group Inc.	3,994	113
A Schulman Inc.	3,931	106
Globe Specialty Metals Inc.	8,133	104
* Molycorp Inc.	16,571	101
Universal Forest Products Inc.	2,655	99
Encore Wire Corp.	2,419	91
Intrepid Potash Inc.	7,311	91
Quaker Chemical Corp.	1,325	88
Olin Corp.	3,594	83
Quanex Building Products Corp.	4,952	82

47

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Schnitzer Steel Industries Inc.	3,253	82
* Kraton Performance Polymers Inc.	4,346	81
* Louisiana-Pacific Corp.	5,139	77
AMCOL International Corp.	2,291	76
Haynes International Inc.	1,648	73
* Horsehead Holding Corp.	5,893	70
Neenah Paper Inc.	1,911	70
Schweitzer-Mauduit International Inc.	1,162	67
Griffon Corp.	5,962	66
* Allied Nevada Gold Corp.	13,883	64
* AK Steel Holding Corp.	18,216	61
Myers Industries Inc.	3,267	61
LB Foster Co. Class A	1,359	58
Stepan Co.	1,018	57
Comfort Systems USA Inc.	3,689	56
* Century Aluminum Co.	6,872	54
* Gibraltar Industries Inc.	4,100	53
* Zoltek Cos. Inc.	3,676	51
Tredegar Corp.	2,083	47
* Unifi Inc.	1,995	45
Aceto Corp.	2,929	43
Dynamic Materials Corp.	1,829	40
Materion Corp.	1,301	38
Belden Inc.	671	38
* Northwest Pipe Co.	1,331	38
* LSB Industries Inc.	1,222	37
FutureFuel Corp.	2,205	36
NN Inc.	2,286	32
Apogee Enterprises Inc.	1,105	31
* Clearwater Paper Corp.	635	30
Zep Inc.	1,861	26
* Universal Stainless & Alloy Products Inc.	914	25
Olympic Steel Inc.	898	23
LSI Industries Inc.	2,852	19
Global Brass & Copper Holdings Inc.	938	19
Ampco-Pittsburgh Corp.	1,115	18
TMS International Corp. Class A	1,028	18
Chase Corp.	574	17
* UFP Technologies Inc.	767	16
PH Glatfelter Co.	606	16
Oil-Dri Corp. of America	483	15
* Penford Corp.	1,045	14
* Ur-Energy Inc.	12,959	13
* General Moly Inc.	7,725	13
Noranda Aluminum Holding Corp.	4,506	12
* Texas Industries Inc.	198	12
Shiloh Industries Inc.	815	10
NL Industries Inc.	902	10
Innospec Inc.	169	7
* NCI Building Systems Inc.	442	5
KMG Chemicals Inc.	202	5
Taminco Corp.	238	5
Wausau Paper Corp.	365	4
* Ply Gem Holdings Inc.	250	4
Culp Inc.	152	3
Insteel Industries Inc.	170	3
Compx International Inc.	166	2
* Handy & Harman Ltd.	101	2
* Midway Gold Corp.	1,756	2
* United States Lime & Minerals Inc.	17	1
		5,265
Other (0.0%)
* Unwired Planet Inc Rights Exp. 09/09/2013	841	—

48

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
		—
Producer Durables (13.8%)
Actuant Corp. Class A	9,779	349
EMCOR Group Inc.	8,968	337
* Esterline Technologies Corp.	4,179	319
Bristow Group Inc.	4,830	317
* Moog Inc. Class A	5,498	279
* Teledyne Technologies Inc.	3,440	265
Curtiss-Wright Corp.	6,256	261
* US Airways Group Inc.	15,524	251
Convergys Corp.	14,039	248
* Darling International Inc.	11,561	234
Scorpio Tankers Inc.	24,676	233
Barnes Group Inc.	7,182	225
EnerSys Inc.	4,327	222
United Stationers Inc.	5,419	215
Brady Corp. Class A	6,173	204
* Itron Inc.	5,282	198
* JetBlue Airways Corp.	31,067	191
General Cable Corp.	6,150	188
Watts Water Technologies Inc. Class A	3,526	183
* Tetra Tech Inc.	8,008	182
* FTI Consulting Inc.	5,386	180
ABM Industries Inc.	7,302	176
Gulfmark Offshore Inc.	3,567	164
* Atlas Air Worldwide Holdings Inc.	3,451	159
* PHH Corp.	7,630	159
Granite Construction Inc.	5,186	147
Steelcase Inc. Class A	9,982	145
* Mobile Mini Inc.	4,622	140
* Orbital Sciences Corp.	8,016	139
AAR Corp.	5,309	133
* Huron Consulting Group Inc.	2,700	129
CIRCOR International Inc.	2,210	127
Cubic Corp.	2,468	124
Briggs & Stratton Corp.	6,436	123
* GrafTech International Ltd.	15,615	122
* Ascent Capital Group Inc. Class A	1,643	121
Ship Finance International Ltd.	7,476	116
* Korn/Ferry International	6,505	115
G&K Services Inc. Class A	2,174	112
Quad/Graphics Inc.	3,338	105
TAL International Group Inc.	2,406	103
Albany International Corp.	3,167	102
Werner Enterprises Inc.	4,381	101
* ACCO Brands Corp.	15,171	100
* Aegion Corp. Class A	4,616	99
* Tutor Perini Corp.	4,954	95
Astec Industries Inc.	2,722	94
Deluxe Corp.	2,378	94
* Navigant Consulting Inc.	6,739	92
* Sykes Enterprises Inc.	5,247	89
Aircastle Ltd.	5,415	88
* Wabash National Corp.	8,418	88
* ICF International Inc.	2,634	87
Arkansas Best Corp.	3,435	85
SkyWest Inc.	6,578	85
* Electronics For Imaging Inc.	2,872	84
UniFirst Corp.	874	84
* Wesco Aircraft Holdings Inc.	4,313	83
* Modine Manufacturing Co.	6,309	82
* EnPro Industries Inc.	1,411	80
ESCO Technologies Inc.	2,529	78

49

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Engility Holdings Inc.	2,293	77
* Greenbrier Cos. Inc.	3,265	74
* Rush Enterprises Inc. Class A	2,920	73
Standex International Corp.	1,364	73
* Dycom Industries Inc.	2,779	71
* Monster Worldwide Inc.	15,573	70
Nordic American Tankers Ltd.	8,824	68
Resources Connection Inc.	5,452	67
Textainer Group Holdings Ltd.	1,893	66
* XPO Logistics Inc.	2,868	66
Kelly Services Inc. Class A	3,599	65
* Powell Industries Inc.	1,231	65
Ennis Inc.	3,496	62
* MYR Group Inc.	2,804	61
* RPX Corp.	3,728	58
McGrath RentCorp	1,741	58
UTi Worldwide Inc.	3,480	57
Marten Transport Ltd.	3,129	55
* PHI Inc.	1,577	55
* Aerovironment Inc.	2,475	54
* Consolidated Graphics Inc.	968	52
* Layne Christensen Co.	2,649	50
* Kratos Defense & Security Solutions Inc.	5,873	50
Great Lakes Dredge & Dock Corp.	7,223	49
* Hawaiian Holdings Inc.	6,939	49
Brink's Co.	1,865	48
* Columbus McKinnon Corp.	2,235	48
GasLog Ltd.	3,410	47
Michael Baker Corp.	1,156	47
Kadant Inc.	1,498	47
Celadon Group Inc.	2,498	45
American Railcar Industries Inc.	1,263	45
Kaman Corp.	1,265	45
* Air Transport Services Group Inc.	6,930	44
Alamo Group Inc.	946	43
Kimball International Inc. Class B	4,334	43
Global Power Equipment Group Inc.	2,274	42
* Titan Machinery Inc.	2,300	40
* AM Castle & Co.	2,465	39
Heidrick & Struggles International Inc.	2,545	38
* Orion Marine Group Inc.	3,843	38
* Lydall Inc.	2,408	37
* Republic Airways Holdings Inc.	3,339	37
* Ducommun Inc.	1,418	37
* CBIZ Inc.	5,378	37
NACCO Industries Inc. Class A	662	37
* Roadrunner Transportation Systems Inc.	1,261	34
Argan Inc.	1,867	33
* CAI International Inc.	1,466	32
Knoll Inc.	2,060	31
* Zygo Corp.	2,224	31
Twin Disc Inc.	1,111	29
FreightCar America Inc.	1,606	29
Titan International Inc.	1,723	28
Knightsbridge Tankers Ltd.	3,270	28
* Patriot Transportation Holding Inc.	875	27
Marlin Business Services Corp.	1,102	27
* GenCorp Inc.	1,762	27
* Pacer International Inc.	4,270	26
Met-Pro Corp.	1,896	26
Spartan Motors Inc.	4,558	26
CDI Corp.	1,884	26
VSE Corp.	551	25
* CRA International Inc.	1,359	24

50

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Miller Industries Inc.	1,501	24
* Tecumseh Products Co. Class A	2,469	24
Hurco Cos. Inc.	861	24
* PRGX Global Inc.	3,854	23
* Vishay Precision Group Inc.	1,651	23
Hardinge Inc.	1,571	23
* TeleTech Holdings Inc.	920	23
Schawk Inc. Class A	1,800	22
Preformed Line Products Co.	321	22
Applied Industrial Technologies Inc.	451	21
Littelfuse Inc.	286	21
Teekay Tankers Ltd. Class A	8,213	21
Mac-Gray Corp.	1,426	20
Electro Rent Corp.	1,196	20
Heartland Express Inc.	1,456	20
Houston Wire & Cable Co.	1,605	20
Multi-Color Corp.	633	20
Gorman-Rupp Co.	567	20
* Sterling Construction Co. Inc.	2,035	20
* PMFG Inc.	2,795	19
* YRC Worldwide Inc.	1,115	19
* Vicor Corp.	2,363	18
* Flow International Corp.	5,367	18
International Shipholding Corp.	746	18
* Quality Distribution Inc.	1,864	17
* Furmanite Corp.	1,884	17
* Energy Recovery Inc.	3,273	17
* Frontline Ltd.	6,757	16
* Standard Parking Corp.	706	16
Hackett Group Inc.	2,423	16
* American Superconductor Corp.	6,532	15
* TRC Cos. Inc.	2,104	15
* LMI Aerospace Inc.	1,220	15
* OSI Systems Inc.	198	14
* Global Sources Ltd.	2,254	14
* Swisher Hygiene Inc.	15,097	13
* API Technologies Corp.	4,353	12
* Measurement Specialties Inc.	250	12
Franklin Electric Co. Inc.	326	12
HNI Corp.	330	11
* Ultrapetrol Bahamas Ltd.	2,855	10
* ExOne Co.	113	8
* FARO Technologies Inc.	205	8
* Commercial Vehicle Group Inc.	957	7
* Advanced Energy Industries Inc.	325	6
Kforce Inc.	325	5
Douglas Dynamics Inc.	273	4
* National Technical Systems Inc.	151	3
Ceco Environmental Corp.	254	3
* Casella Waste Systems Inc. Class A	545	3
* GSE Holding Inc.	1,202	3
* Erickson Air-Crane Inc.	170	3
* Odyssey Marine Exploration Inc.	830	2
* AT Cross Co. Class A	104	2
* Accuride Corp.	385	2
* Heritage-Crystal Clean Inc.	112	2
		13,274
Technology (9.9%)
* DigitalGlobe Inc.	9,953	301
Mentor Graphics Corp.	12,743	282
* Finisar Corp.	12,485	256
* International Rectifier Corp.	9,280	222
* CACI International Inc. Class A	3,082	208
* Acxiom Corp.	7,397	184

51

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Sanmina Corp.	11,062	180
MKS Instruments Inc.	7,083	177
Intersil Corp. Class A	16,995	176
* SYNNEX Corp.	3,527	168
* Benchmark Electronics Inc.	7,265	160
* Plexus Corp.	4,557	149
* NETGEAR Inc.	5,147	149
* Entegris Inc.	15,825	149
* TriQuint Semiconductor Inc.	19,657	148
* Veeco Instruments Inc.	4,060	143
* Unisys Corp.	5,603	141
* II-VI Inc.	6,823	132
Tessera Technologies Inc.	7,050	129
* Anixter International Inc.	1,510	126
* QLogic Corp.	11,898	126
* ScanSource Inc.	3,725	115
* Cirrus Logic Inc.	5,030	113
* Insight Enterprises Inc.	5,815	111
* Integrated Device Technology Inc.	12,452	108
* Bankrate Inc.	6,179	106
Tellabs Inc.	47,516	106
* ATMI Inc.	4,266	105
Acacia Research Corp.	4,687	103
* OmniVision Technologies Inc.	6,585	102
* PMC - Sierra Inc.	15,595	97
United Online Inc.	12,362	97
* Harmonic Inc.	13,540	96
* Sonus Networks Inc.	26,814	93
ManTech International Corp. Class A	3,185	91
* Progress Software Corp.	3,698	90
* Emulex Corp.	12,141	87
* Digital River Inc.	4,712	81
* Checkpoint Systems Inc.	5,481	80
* Newport Corp.	5,222	80
* Rofin-Sinar Technologies Inc.	3,513	79
Brooks Automation Inc.	8,885	78
* Rogers Corp.	1,400	78
Park Electrochemical Corp.	2,784	74
* Microsemi Corp.	2,756	71
* Active Network Inc.	7,215	71
* Volterra Semiconductor Corp.	3,082	71
* Ciena Corp.	3,527	70
EarthLink Inc.	13,773	68
* TTM Technologies Inc.	7,073	67
ADTRAN Inc.	2,773	67
* Spansion Inc. Class A	6,319	66
* Cray Inc.	2,585	63
* Perficient Inc.	3,890	63
CTS Corp.	4,480	62
* ICG Group Inc.	4,754	60
* Photronics Inc.	8,122	59
Black Box Corp.	2,156	57
* Super Micro Computer Inc.	4,258	55
* Lattice Semiconductor Corp.	11,467	55
Comtech Telecommunications Corp.	2,248	54
* Ceva Inc.	2,959	54
* Fabrinet	3,789	53
* Internap Network Services Corp.	7,162	52
Methode Electronics Inc.	2,175	52
American Science & Engineering Inc.	918	52
* Entropic Communications Inc.	11,970	50
EPIQ Systems Inc.	3,943	48
CSG Systems International Inc.	2,047	48
* Extreme Networks	12,427	46

52

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Globecomm Systems Inc.	3,162	44
* Seachange International Inc.	4,376	44
* FormFactor Inc.	7,209	44
* Oplink Communications Inc.	2,321	43
Daktronics Inc.	3,862	41
* Integrated Silicon Solution Inc.	3,951	41
* Quantum Corp.	28,371	41
* Blucora Inc.	2,022	40
* IntraLinks Holdings Inc.	5,131	40
* Mercury Systems Inc.	4,543	40
* Rudolph Technologies Inc.	3,811	39
* CIBER Inc.	10,525	38
* Amkor Technology Inc.	9,373	38
* GSI Group Inc.	4,299	36
Electro Scientific Industries Inc.	3,185	35
Cohu Inc.	3,499	35
* Anaren Inc.	1,384	34
* ShoreTel Inc.	6,898	34
* Digi International Inc.	3,455	32
* Fusion-io Inc.	3,001	32
* Demand Media Inc.	4,837	31
* STEC Inc.	4,500	31
* Bazaarvoice Inc.	2,858	31
Supertex Inc.	1,317	30
* KEYW Holding Corp.	2,612	30
IXYS Corp.	3,192	30
* Kopin Corp.	8,862	29
* Procera Networks Inc.	2,236	29
* ARRIS Group Inc.	1,837	29
* Axcelis Technologies Inc.	14,473	29
* Inphi Corp.	2,204	28
Coherent Inc.	491	28
* Symmetricom Inc.	5,476	27
* Diodes Inc.	1,050	26
* LTX-Credence Corp.	6,355	26
* Sparton Corp.	1,366	26
* Dealertrack Technologies Inc.	639	25
* Rubicon Technology Inc.	2,069	25
* Kemet Corp.	6,002	25
ePlus Inc.	470	24
* Aspen Technology Inc.	705	24
* RF Micro Devices Inc.	4,735	24
Bel Fuse Inc. Class B	1,301	23
* Vringo Inc.	7,338	23
* RealNetworks Inc.	2,964	23
* Avid Technology Inc.	4,153	22
* ARC Document Solutions Inc.	5,034	22
* Pericom Semiconductor Corp.	3,028	21
Tessco Technologies Inc.	673	21
* Agilysys Inc.	1,876	21
* Vocus Inc.	2,257	21
* Aviat Networks Inc.	8,083	21
* ANADIGICS Inc.	10,862	20
Plantronics Inc.	462	20
* Ultra Clean Holdings Inc.	2,947	20
* Sigma Designs Inc.	4,042	19
* Numerex Corp. Class A	1,845	19
PC Connection Inc.	1,268	19
* Imation Corp.	4,477	19
* Aeroflex Holding Corp.	2,587	18
* GSI Technology Inc.	2,709	18
* VASCO Data Security International Inc.	2,268	18
Richardson Electronics Ltd.	1,604	18
* Multi-Fineline Electronix Inc.	1,158	17

53

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Westell Technologies Inc. Class A	5,860	17
* NeoPhotonics Corp.	2,697	17
PC-Tel Inc.	2,086	17
* DSP Group Inc.	2,610	17
* Alpha & Omega Semiconductor Ltd.	2,318	16
* TeleCommunication Systems Inc. Class A	6,260	16
* Infinera Corp.	1,646	15
* Telenav Inc.	2,738	15
* Limelight Networks Inc.	7,139	14
* Nanometrics Inc.	986	14
* ModusLink Global Solutions Inc.	4,944	14
* Audience Inc.	1,286	13
Ebix Inc.	1,101	13
* Hutchinson Technology Inc.	3,128	11
Sapiens International Corp. NV	1,885	10
* Radisys Corp.	3,024	10
* Calix Inc.	716	9
* TechTarget Inc.	1,890	8
* Cyan Inc.	860	8
* Vocera Communications Inc.	433	7
* Viasystems Group Inc.	449	6
* Responsys Inc.	373	5
* KVH Industries Inc.	319	4
* MoSys Inc.	891	3
* Immersion Corp.	253	3
* Mindspeed Technologies Inc.	936	3
* Actuate Corp.	404	3
* PLX Technology Inc.	512	3
* Lionbridge Technologies Inc.	552	2
* Unwired Planet Inc.	900	2
* M/A-COM Technology Solutions Holdings Inc.	88	1
* Glu Mobile Inc.	580	1
QAD Inc. Class A	105	1
* Revolution Lighting Technologies Inc.	277	1
		9,530
Utilities (6.9%)
Cleco Corp.	8,077	365
Piedmont Natural Gas Co. Inc.	10,091	326
IDACORP Inc.	6,712	321
Portland General Electric Co.	10,112	291
Southwest Gas Corp.	6,190	290
WGL Holdings Inc.	6,909	288
Black Hills Corp.	5,938	285
* Dynegy Inc.	13,362	260
UIL Holdings Corp.	6,774	256
ALLETE Inc.	5,334	252
New Jersey Resources Corp.	5,582	240
UNS Energy Corp.	5,196	238
PNM Resources Inc.	10,644	233
Avista Corp.	8,007	210
NorthWestern Corp.	5,062	203
South Jersey Industries Inc.	3,472	201
Laclede Group Inc.	4,362	194
El Paso Electric Co.	5,373	185
MGE Energy Inc.	3,088	161
Northwest Natural Gas Co.	3,601	148
* NII Holdings Inc.	22,987	137
Otter Tail Corp.	4,846	127
California Water Service Group	6,378	127
American States Water Co.	2,358	124
Empire District Electric Co.	5,701	121
* Leap Wireless International Inc.	5,612	85
Chesapeake Utilities Corp.	1,285	67
* Vonage Holdings Corp.	20,759	65

54

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

					Market
					Value
				Shares	($000)
	Atlantic Power Corp.			16,012	64
	Ormat Technologies Inc.			2,361	59
*	Iridium Communications Inc.			8,579	57
*	Cincinnati Bell Inc.			18,811	56
	Unitil Corp.			1,846	52
*	Premiere Global Services Inc.			5,157	50
	Connecticut Water Service Inc.			1,445	44
	Middlesex Water Co.			2,115	42
	USA Mobility Inc.			2,893	41
	SJW Corp.			1,502	39
*	Pendrell Corp.			19,505	37
*	Hawaiian Telcom Holdco Inc.			1,463	36
	Consolidated Water Co. Ltd.			1,931	25
*	ORBCOMM Inc.			4,782	23
*	Cbeyond Inc.			3,467	23
	Artesian Resources Corp. Class A			1,000	22
	West Corp.			958	21
*	Inteliquent Inc.			2,602	21
	Delta Natural Gas Co. Inc.			916	19
*	Boingo Wireless Inc.			2,449	17
	Pike Electric Corp.			1,564	17
*	Genie Energy Ltd. Class B			1,949	17
*	magicJack VocalTec Ltd.			811	11
	York Water Co.			454	9
	Shenandoah Telecommunications Co.			323	6
*	Towerstream Corp.			2,058	5
*	inContact Inc.			477	4
*	Fairpoint Communications Inc.			404	4
	IDT Corp. Class B			136	2
	Straight Path Communications Inc. Class B			68	—

					6,623

Total Common Stocks (Cost $88,165)					95,202

		Coupon

Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.4%)
2	Vanguard Market Liquidity Fund	0.122%		442,250	442

				Face
			Maturity	Amount
			Date	($000)
U.S. Government and Agency Obligations (0.2%)
3,4	Freddie Mac Discount Notes	0.073%	11/12/13	200	200

Total Temporary Cash Investments (Cost $642)					642

Total Investments (99.9%) (Cost $88,807)					95,844
Other Assets and Liabilities—Net (0.1%)					49
Net Assets (100%)					95,893

* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.

55

Vanguard® Russell 2000 Value Index Fund
Schedule of Investments
August 31, 2013

4 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

56

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)

Common Stocks (99.8%)[1]
Consumer Discretionary (18.2%)
Sotheby's	23,128	1,066
Brunswick Corp.	28,985	1,054
Wolverine World Wide Inc.	16,996	956
* Tenneco Inc.	20,605	951
* Lumber Liquidators Holdings Inc.	9,304	925
Vail Resorts Inc.	12,163	827
Pool Corp.	15,779	822
Cheesecake Factory Inc.	18,062	754
* Steven Madden Ltd.	13,584	734
Pier 1 Imports Inc.	32,106	704
* Shutterfly Inc.	12,862	668
* Buffalo Wild Wings Inc.	6,353	660
Cracker Barrel Old Country Store Inc.	6,654	655
HSN Inc.	11,492	619
* Express Inc.	29,001	609
Outerwall Inc.	9,556	594
* VistaPrint NV	11,092	591
* ANN Inc.	16,029	556
Sinclair Broadcast Group Inc. Class A	23,247	556
PriceSmart Inc.	6,412	551
* ValueClick Inc.	25,895	548
Ryland Group Inc.	15,671	546
* Grand Canyon Education Inc.	15,427	532
Texas Roadhouse Inc. Class A	21,209	527
* Conn's Inc.	7,626	508
Lithia Motors Inc. Class A	7,543	495
Buckle Inc.	9,493	492
* Jack in the Box Inc.	12,061	476
Monro Muffler Brake Inc.	10,624	470
Hillenbrand Inc.	18,673	462
* Asbury Automotive Group Inc.	9,341	459
* Hibbett Sports Inc.	8,831	457
KB Home	28,387	455
* Select Comfort Corp.	17,774	439
* Krispy Kreme Doughnuts Inc.	22,248	439
* SHFL Entertainment Inc.	19,124	435
* Vitamin Shoppe Inc.	10,312	434
* Pinnacle Entertainment Inc.	18,271	433
Dorman Products Inc.	8,571	431
Arbitron Inc.	9,125	429
* Bloomin' Brands Inc.	18,792	423
* Restoration Hardware Holdings Inc.	6,009	418
* Five Below Inc.	11,142	409
* Meritage Homes Corp.	10,133	405
* Life Time Fitness Inc.	7,709	385
* Multimedia Games Holding Co. Inc.	9,809	385
Churchill Downs Inc.	4,672	378
* Papa John's International Inc.	5,443	371
* Genesco Inc.	5,875	362
* Francesca's Holdings Corp.	14,958	361
* Crocs Inc.	25,868	348
Sturm Ruger & Co. Inc.	6,565	344
* K12 Inc.	9,229	335
Nexstar Broadcasting Group Inc. Class A	9,976	335
* Tumi Holdings Inc.	16,268	334
* AFC Enterprises Inc.	8,113	332
Drew Industries Inc.	7,784	327
* American Axle & Manufacturing Holdings Inc.	15,852	305
* Iconix Brand Group Inc.	9,048	297
Stewart Enterprises Inc. Class A	22,303	292
Interval Leisure Group Inc.	13,378	289

57

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Boyd Gaming Corp.	23,534	285
Oxford Industries Inc.	4,572	284
* Red Robin Gourmet Burgers Inc.	4,210	273
* BJ's Restaurants Inc.	8,380	262
* LifeLock Inc.	20,617	260
* Elizabeth Arden Inc.	7,385	256
CEC Entertainment Inc.	6,041	244
* Sonic Corp.	15,169	242
Arctic Cat Inc.	4,479	240
* Caesars Entertainment Corp.	11,164	240
* American Public Education Inc.	5,982	239
* Smith & Wesson Holding Corp.	21,800	238
* TiVo Inc.	20,000	233
* ITT Educational Services Inc.	7,938	229
* HealthStream Inc.	6,841	227
* Fiesta Restaurant Group Inc.	6,736	220
* Aeropostale Inc.	26,661	217
* Winnebago Industries Inc.	9,536	212
Brown Shoe Co. Inc.	9,111	204
* Capella Education Co.	3,756	204
* rue21 inc	4,982	204
* Constant Contact Inc.	10,435	200
* G-III Apparel Group Ltd.	4,329	198
Chuy's Holdings Inc.	5,514	198
* Move Inc.	13,547	196
DineEquity Inc.	2,945	195
* Zumiez Inc.	7,173	192
* Gentherm Inc.	11,357	190
Ethan Allen Interiors Inc.	7,245	189
* Mattress Firm Holding Corp.	4,565	188
* Stamps.com Inc.	4,436	186
* Scientific Games Corp. Class A	12,134	173
* Angie's List Inc.	8,110	170
* Libbey Inc.	7,135	169
Tile Shop Holdings Inc.	6,271	167
Belo Corp. Class A	11,600	164
* Quiksilver Inc.	32,924	163
* Blue Nile Inc.	4,211	152
Matthews International Corp. Class A	4,128	152
Standard Motor Products Inc.	4,828	148
Strayer Education Inc.	3,674	147
Bright Horizons Family Solutions Inc.	4,027	147
* Vera Bradley Inc.	7,353	144
Ruth's Hospitality Group Inc.	12,173	144
* Children's Place Retail Stores Inc.	2,677	142
* Hovnanian Enterprises Inc. Class A	27,106	140
* Denny's Corp.	24,104	135
Penske Automotive Group Inc.	3,215	125
Nutrisystem Inc.	9,728	123
Finish Line Inc. Class A	5,722	120
* American Woodmark Corp.	3,375	118
Destination Maternity Corp.	4,131	115
* Cavco Industries Inc.	2,129	112
* Wet Seal Inc. Class A	30,231	110
* XO Group Inc.	9,098	109
* Overstock.com Inc.	3,800	107
National CineMedia Inc.	5,766	104
Inter Parfums Inc.	3,901	104
* Stoneridge Inc.	8,170	102
La-Z-Boy Inc.	4,637	99
Entravision Communications Corp. Class A	18,778	98
William Lyon Homes Class A	4,697	97
* RealD Inc.	11,780	96
Big 5 Sporting Goods Corp.	5,735	96

58

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Cumulus Media Inc. Class A	19,794	95
Carriage Services Inc. Class A	5,322	94
* Bravo Brio Restaurant Group Inc.	6,162	92
* Office Depot Inc.	20,838	87
* Steiner Leisure Ltd.	1,566	87
Dana Holding Corp.	4,129	87
* Shutterstock Inc.	1,731	86
* America's Car-Mart Inc.	2,081	85
* Rentrak Corp.	3,341	83
Cooper Tire & Rubber Co.	2,532	81
Beazer Homes USA Inc.	4,768	81
* Orbitz Worldwide Inc.	7,954	76
MDC Holdings Inc.	2,673	74
Sonic Automotive Inc. Class A	3,388	74
Jamba Inc.	5,658	73
* Christopher & Banks Corp.	12,303	68
* Education Management Corp.	8,206	67
* Nautilus Inc.	10,510	66
* Kirkland's Inc.	3,354	65
MDC Partners Inc. Class A	2,898	65
Stein Mart Inc.	5,013	61
* Sears Hometown and Outlet Stores Inc.	1,897	61
* Rosetta Stone Inc.	3,937	61
* Valuevision Media Inc. Class A	11,625	57
* Jos A Bank Clothiers Inc.	1,410	56
Winmark Corp.	763	55
Bob Evans Farms Inc.	1,061	52
* McClatchy Co. Class A	16,520	51
* Nathan's Famous Inc.	933	48
Cato Corp. Class A	1,874	47
Bon-Ton Stores Inc.	4,126	45
* Pacific Sunwear of California Inc.	13,855	45
* M/I Homes Inc.	2,309	43
* Tilly's Inc. Class A	3,104	43
* Tower International Inc.	2,062	42
* EveryWare Global Inc.	3,175	41
* ReachLocal Inc.	3,567	39
* Carmike Cinemas Inc.	2,194	38
Haverty Furniture Cos. Inc.	1,586	38
* 1-800-Flowers.com Inc. Class A	6,768	37
* Ignite Restaurant Group Inc.	2,441	37
* Hemisphere Media Group Inc.	2,915	35
* Franklin Covey Co.	2,108	33
Einstein Noah Restaurant Group Inc.	1,956	31
Marine Products Corp.	3,570	31
Del Frisco's Restaurant Group Inc.	1,593	31
* Monarch Casino & Resort Inc.	1,566	29
Blyth Inc.	3,152	29
* Revlon Inc. Class A	1,267	28
* New York & Co. Inc.	5,772	28
* Cenveo Inc.	9,218	26
* Morgans Hotel Group Co.	3,715	26
* JTH Holding Inc. Class A	1,415	24
* Diversified Restaurant Holdings Inc.	3,639	23
Saga Communications Inc. Class A	457	22
* Universal Electronics Inc.	499	15
Movado Group Inc.	342	15
* Barnes & Noble Inc.	943	13
Lincoln Educational Services Corp.	2,492	13
* Central Garden and Pet Co. Class A	1,775	11
* Gordmans Stores Inc.	746	10
World Wrestling Entertainment Inc. Class A	1,014	10
National Presto Industries Inc.	138	10
* Crown Media Holdings Inc. Class A	2,481	8

59

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
*	Gray Television Inc.	1,145	8
*	Citi Trends Inc.	277	5
	RG Barry Corp.	236	4
	TRI Pointe Homes Inc.	265	4
	Weyco Group Inc.	141	4
	Beasley Broadcasting Group Inc. Class A	67	1
			46,101
Consumer Staples (4.5%)
*	Hain Celestial Group Inc.	13,008	1,064
*	United Natural Foods Inc.	16,704	1,013
	Casey's General Stores Inc.	12,983	856
	B&G Foods Inc.	17,960	608
*	Boston Beer Co. Inc. Class A	2,801	593
*	TreeHouse Foods Inc.	8,029	522
*	Rite Aid Corp.	150,589	521
	Sanderson Farms Inc.	7,820	512
	Lancaster Colony Corp.	6,289	464
	Spectrum Brands Holdings Inc.	7,306	442
	J&J Snack Foods Corp.	5,077	390
*	SUPERVALU Inc.	51,177	367
*	Pilgrim's Pride Corp.	20,591	316
	WD-40 Co.	5,256	306
*	Boulder Brands Inc.	19,146	298
*	Susser Holdings Corp.	6,131	292
	Vector Group Ltd.	15,094	246
*	Annie's Inc.	4,652	214
	Cal-Maine Foods Inc.	4,313	197
	Tootsie Roll Industries Inc.	6,233	187
*	USANA Health Sciences Inc.	2,039	155
*	Medifast Inc.	4,692	117
*	Natural Grocers by Vitamin Cottage Inc.	3,011	116
*,^	Star Scientific Inc.	56,568	111
*	Chefs' Warehouse Inc.	4,754	110
	PetMed Express Inc.	6,848	105
	Calavo Growers Inc.	4,161	103
	Coca-Cola Bottling Co. Consolidated	1,587	100
	Harris Teeter Supermarkets Inc.	1,927	95
*	Lifevantage Corp.	38,455	93
	Limoneira Co.	3,402	74
	Snyders-Lance Inc.	2,443	66
	Female Health Co.	7,401	64
	National Beverage Corp.	3,865	62
*	Vitacost.com Inc.	7,334	60
	Arden Group Inc.	400	53
	Fairway Group Holdings Corp.	2,219	51
	Village Super Market Inc. Class A	1,401	49
	Orchids Paper Products Co.	1,772	49
*	Inventure Foods Inc.	4,777	43
	Alico Inc.	864	35
	Core-Mark Holding Co. Inc.	529	33
*	Farmer Bros Co.	2,008	28
*	Synutra International Inc.	5,313	25
*	PhotoMedex Inc.	1,495	24
	Seaboard Corp.	9	24
	Lifeway Foods Inc.	1,563	22
*	Craft Brew Alliance Inc.	1,352	16
*	Pantry Inc.	535	6
*	Omega Protein Corp.	541	5
			11,302
Energy (4.2%)
*	Rosetta Resources Inc.	20,692	963
*	Kodiak Oil & Gas Corp.	89,909	898
	Targa Resources Corp.	11,144	759
	SemGroup Corp. Class A	13,260	702

60

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
*	Carrizo Oil & Gas Inc.	11,746	402
*	Bonanza Creek Energy Inc.	10,000	397
*	Flotek Industries Inc.	16,214	321
*	Rex Energy Corp.	15,361	320
*	Geospace Technologies Corp.	4,387	306
	Western Refining Inc.	10,376	304
*	SunPower Corp. Class A	14,007	301
*	Clean Energy Fuels Corp.	23,144	291
	Crosstex Energy Inc.	14,782	288
*	Diamondback Energy Inc.	6,614	266
*	Newpark Resources Inc.	23,682	264
	CARBO Ceramics Inc.	2,919	238
	Berry Petroleum Co. Class A	5,726	236
*	GT Advanced Technologies Inc.	34,120	220
	Delek US Holdings Inc.	8,265	206
*	Goodrich Petroleum Corp.	8,967	192
*	Solazyme Inc.	16,247	183
*	Forum Energy Technologies Inc.	6,683	175
	EXCO Resources Inc.	23,656	172
*	Synergy Resources Corp.	17,240	161
*	Approach Resources Inc.	6,624	154
*	RigNet Inc.	4,024	146
*	Capstone Turbine Corp.	103,480	115
*	PowerSecure International Inc.	7,325	112
*	EPL Oil & Gas Inc.	3,290	111
*	Bill Barrett Corp.	4,809	104
	Walter Energy Inc.	7,477	97
*	Magnum Hunter Resources Corp.	17,962	84
*	PetroQuest Energy Inc.	18,029	76
*	Abraxas Petroleum Corp.	27,373	69
*	FuelCell Energy Inc.	54,189	67
*	Evolution Petroleum Corp.	5,761	65
	Panhandle Oil and Gas Inc. Class A	2,210	63
*	FX Energy Inc.	18,184	62
*	Gastar Exploration Ltd.	18,794	59
*	Vaalco Energy Inc.	9,944	55
*	Arabian American Development Co.	6,245	49
	SEACOR Holdings Inc.	574	48
*	ION Geophysical Corp.	9,834	47
*	EnerNOC Inc.	3,063	44
*	Edgen Group Inc.	5,782	43
	TGC Industries Inc.	4,899	39
*	Hornbeck Offshore Services Inc.	654	36
*,^	Enphase Energy Inc.	5,407	34
*	Isramco Inc.	314	33
*	KiOR Inc.	14,360	32
	Contango Oil & Gas Co.	829	30
*	Forest Oil Corp.	5,264	29
*	Triangle Petroleum Corp.	3,658	24
*	Renewable Energy Group Inc.	1,486	23
*	Amyris Inc.	8,896	23
*	Matrix Service Co.	1,434	22
*	Sanchez Energy Corp.	626	15
*	Quicksilver Resources Inc.	7,147	12
*	Apco Oil and Gas International Inc.	490	7
	Nuverra Environmental Solutions Inc.	2,565	6
*	REX American Resources Corp.	172	5
*	ZaZa Energy Corp.	4,626	4
	Adams Resources & Energy Inc.	42	3
*	Global Geophysical Services Inc.	657	2
*	Magnum Hunter Resources Corp. Warrants Exp. 10/14/2013	807	—
			10,614
Financial Services (9.1%)
*	WEX Inc.	13,142	1,052

61

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Portfolio Recovery Associates Inc.	17,177	911
Financial Engines Inc.	16,565	885
* Zillow Inc. Class A	7,893	761
MarketAxess Holdings Inc.	12,704	645
Sovran Self Storage Inc.	9,680	641
Fair Isaac Corp.	12,188	610
* Euronet Worldwide Inc.	16,936	582
* First Cash Financial Services Inc.	9,916	548
EastGroup Properties Inc.	9,623	541
Potlatch Corp.	13,757	530
* Cardtronics Inc.	15,242	529
Sun Communities Inc.	12,183	523
Evercore Partners Inc. Class A	10,743	479
National Health Investors Inc.	8,359	459
Heartland Payment Systems Inc.	12,344	456
Greenhill & Co. Inc.	9,577	454
PS Business Parks Inc.	6,202	451
* MGIC Investment Corp.	60,589	437
Glimcher Realty Trust	44,039	436
* Strategic Hotels & Resorts Inc.	51,805	420
First Financial Bankshares Inc.	7,275	418
* WisdomTree Investments Inc.	34,132	382
LTC Properties Inc.	10,222	362
* Virtus Investment Partners Inc.	1,969	343
Bank of the Ozarks Inc.	7,534	342
Geo Group Inc.	10,631	332
Ryman Hospitality Properties Inc.	9,713	321
Highwoods Properties Inc.	9,404	318
Amtrust Financial Services Inc.	8,504	304
Advent Software Inc.	11,092	299
Healthcare Realty Trust Inc.	12,670	285
* Encore Capital Group Inc.	6,636	284
* World Acceptance Corp.	3,159	271
* BofI Holding Inc.	4,110	266
* Credit Acceptance Corp.	2,415	260
Inland Real Estate Corp.	24,956	245
BGC Partners Inc. Class A	43,168	241
EVERTEC Inc.	10,025	239
FXCM Inc. Class A	12,429	236
HFF Inc. Class A	9,512	219
Radian Group Inc.	16,035	217
CoreSite Realty Corp.	7,049	214
DuPont Fabros Technology Inc.	9,225	210
Cohen & Steers Inc.	6,394	199
Alexander's Inc.	714	196
Employers Holdings Inc.	7,351	195
Cass Information Systems Inc.	3,500	184
* eHealth Inc.	6,238	173
Universal Health Realty Income Trust	4,044	162
Washington REIT	6,327	154
* Enstar Group Ltd.	1,140	154
* Tejon Ranch Co.	4,341	129
Argo Group International Holdings Ltd.	3,085	126
Urstadt Biddle Properties Inc. Class A	6,327	124
American Realty Capital Properties Inc.	8,792	118
GAMCO Investors Inc.	2,048	118
Infinity Property & Casualty Corp.	1,927	117
Saul Centers Inc.	2,668	116
Sabra Health Care REIT Inc.	5,226	116
Westwood Holdings Group Inc.	2,370	113
HCI Group Inc.	3,155	110
Diamond Hill Investment Group Inc.	960	105
Home BancShares Inc.	4,061	103
Blackhawk Network Holdings Inc.	3,925	96

62

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* KCG Holdings Inc. Class A	10,469	91
Acadia Realty Trust	3,414	80
* Higher One Holdings Inc.	10,623	79
Oritani Financial Corp.	4,780	74
* Ambac Financial Group Inc.	3,156	70
* Xoom Corp.	2,485	67
* Greenlight Capital Re Ltd. Class A	2,339	63
Hannon Armstrong Sustainable Infrastructure Capital Inc.	5,007	59
* Ladenburg Thalmann Financial Services Inc.	35,186	59
Northfield Bancorp Inc.	4,492	54
* Roma Financial Corp.	2,252	40
* MoneyGram International Inc.	1,803	37
* Planet Payment Inc.	14,398	35
American Equity Investment Life Holding Co.	1,652	33
Kennedy-Wilson Holdings Inc.	1,725	32
Tree.com Inc.	1,262	32
* INTL. FCStone Inc.	1,506	29
Maiden Holdings Ltd.	2,198	29
ZAIS Financial Corp.	1,744	27
* Forestar Group Inc.	1,340	27
* Regional Management Corp.	927	25
Pzena Investment Management Inc. Class A	3,852	25
Main Street Capital Corp.	860	25
Crawford & Co. Class B	3,298	25
Tower Group International Ltd.	1,460	21
* Consumer Portfolio Services Inc.	3,285	19
United Fire Group Inc.	581	17
* Health Insurance Innovations Inc. Class A	1,565	17
National Interstate Corp.	616	15
Investors Real Estate Trust	1,884	15
Aviv REIT Inc.	394	9
Winthrop Realty Trust	691	8
Eastern Insurance Holdings Inc.	407	8
UMH Properties Inc.	785	8
* American Safety Insurance Holdings Ltd.	246	7
Universal Insurance Holdings Inc.	946	7
Meadowbrook Insurance Group Inc.	965	6
Penns Woods Bancorp Inc.	100	5
* Meridian Interstate Bancorp Inc.	219	4
* First Federal Bancshares of Arkansas Inc.	367	3
* Hallmark Financial Services Inc.	314	3
* Tejon Ranch Co. Warrants Exp. 08/31/2016	617	2
* Cascade Bancorp	184	1
		23,158
Health Care (21.1%)
* athenahealth Inc.	12,445	1,313
Questcor Pharmaceuticals Inc.	17,574	1,172
* Align Technology Inc.	24,773	1,079
* Centene Corp.	18,434	1,053
* Isis Pharmaceuticals Inc.	38,043	983
* Alnylam Pharmaceuticals Inc.	18,564	962
* Team Health Holdings Inc.	23,266	894
* PAREXEL International Corp.	19,256	894
West Pharmaceutical Services Inc.	11,714	866
* Aegerion Pharmaceuticals Inc.	9,761	846
STERIS Corp.	19,966	816
* Cepheid Inc.	22,730	813
* Medidata Solutions Inc.	9,006	805
* HealthSouth Corp.	24,729	778
* HMS Holdings Corp.	29,708	742
* Thoratec Corp.	19,419	694
* Haemonetics Corp.	17,301	689
* Medicines Co.	21,428	677
* ViroPharma Inc.	22,122	667

63

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
*	MWI Veterinary Supply Inc.	4,336	659
*	DexCom Inc.	23,947	648
*	Insulet Corp.	18,155	605
*,^	Opko Health Inc.	63,951	591
*	Prestige Brands Holdings Inc.	17,378	564
*	Celldex Therapeutics Inc.	25,691	558
*	NPS Pharmaceuticals Inc.	21,920	550
	Air Methods Corp.	13,211	541
*	Cyberonics Inc.	9,390	478
*	Acorda Therapeutics Inc.	13,783	466
*	MedAssets Inc.	20,699	464
*	Acadia Healthcare Co. Inc.	12,034	461
*	ACADIA Pharmaceuticals Inc.	22,500	449
	Chemed Corp.	6,411	446
*	Neogen Corp.	8,128	440
*	HeartWare International Inc.	5,554	437
*	Vivus Inc.	34,203	429
*	Santarus Inc.	18,829	424
*	Arena Pharmaceuticals Inc.	65,188	418
	Masimo Corp.	16,551	409
*	Volcano Corp.	18,531	397
*	Sarepta Therapeutics Inc.	11,357	388
*	Puma Biotechnology Inc.	7,526	381
	PDL BioPharma Inc.	47,566	378
*	WebMD Health Corp.	11,925	375
*	Ironwood Pharmaceuticals Inc. Class A	31,616	368
*	InterMune Inc.	25,763	368
*	Akorn Inc.	19,776	355
*	ImmunoGen Inc.	22,001	352
*	Clovis Oncology Inc.	5,409	349
*	Pacira Pharmaceuticals Inc.	9,364	339
*	Endologix Inc.	21,337	338
*	Neurocrine Biosciences Inc.	22,673	330
*	Nektar Therapeutics	27,116	330
*	Globus Medical Inc.	18,560	327
*	Molina Healthcare Inc.	9,629	322
	Meridian Bioscience Inc.	14,089	317
*	Exelixis Inc.	62,449	313
*	ABIOMED Inc.	13,161	310
*	Infinity Pharmaceuticals Inc.	16,267	301
*	Emeritus Corp.	13,694	299
	Abaxis Inc.	7,510	294
*	IPC The Hospitalist Co. Inc.	5,697	293
*	MannKind Corp.	50,538	293
*	Auxilium Pharmaceuticals Inc.	16,753	292
*	Ligand Pharmaceuticals Inc. Class B	6,053	291
	Cantel Medical Corp.	11,137	288
*	ICU Medical Inc.	3,991	285
	Quality Systems Inc.	13,559	281
*	Exact Sciences Corp.	23,926	277
*	Raptor Pharmaceutical Corp.	20,208	274
*	Synageva BioPharma Corp.	5,805	272
*	Luminex Corp.	12,691	258
*	Quidel Corp.	9,542	253
*	AVANIR Pharmaceuticals Inc.	49,303	251
*	Halozyme Therapeutics Inc.	30,184	251
*	NxStage Medical Inc.	20,297	251
*	ArthroCare Corp.	7,847	249
	Ensign Group Inc.	6,276	243
*	ExamWorks Group Inc.	10,282	242
*	Bio-Reference Labs Inc.	8,309	240
*	Keryx Biopharmaceuticals Inc.	27,765	237
*	Array BioPharma Inc.	39,676	223
*	Orexigen Therapeutics Inc.	32,156	221

64

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
*	Spectranetics Corp.	13,710	216
*	MAKO Surgical Corp.	14,289	214
*	AMN Healthcare Services Inc.	15,642	213
*	Achillion Pharmaceuticals Inc.	32,807	212
*	Vanguard Health Systems Inc.	9,908	208
*	Optimer Pharmaceuticals Inc.	16,554	207
	Computer Programs & Systems Inc.	3,765	207
*	Capital Senior Living Corp.	9,734	203
*	Momenta Pharmaceuticals Inc.	13,412	189
*	Accretive Health Inc.	19,978	187
*	Sangamo Biosciences Inc.	18,262	180
*	Genomic Health Inc.	5,684	179
*	Lexicon Pharmaceuticals Inc.	71,829	179
*	Insmed Inc.	11,753	179
*	Fluidigm Corp.	8,638	177
*	MiMedx Group Inc.	28,612	177
*	AMAG Pharmaceuticals Inc.	7,331	173
*	Trius Therapeutics Inc.	12,648	173
*	Antares Pharma Inc.	38,301	169
*	Accuray Inc.	25,182	167
*	Dyax Corp.	37,096	166
*	Repros Therapeutics Inc.	7,800	165
*	TESARO Inc.	4,546	157
*	Hanger Inc.	5,101	157
	Owens & Minor Inc.	4,562	156
	Landauer Inc.	3,237	154
*	Dendreon Corp.	53,547	152
*	Integra LifeSciences Holdings Corp.	3,697	150
*	Endocyte Inc.	10,352	149
*	Staar Surgical Co.	11,649	148
*	Cardiovascular Systems Inc.	7,108	146
*	Healthways Inc.	7,623	145
*	Novavax Inc.	45,871	144
*	Omnicell Inc.	6,638	144
*	Idenix Pharmaceuticals Inc.	29,832	143
*	Immunomedics Inc.	23,513	140
*	GenMark Diagnostics Inc.	12,142	140
	Analogic Corp.	1,863	139
*	Depomed Inc.	19,198	138
*	TearLab Corp.	9,831	129
*	Vanda Pharmaceuticals Inc.	11,234	128
*	Corvel Corp.	3,876	128
	Atrion Corp.	532	127
*	Sagent Pharmaceuticals Inc.	5,670	125
*	Cerus Corp.	23,687	124
*	Gentiva Health Services Inc.	10,639	122
*	Synergy Pharmaceuticals Inc.	27,371	122
*	Amsurg Corp. Class A	3,174	118
*	Sequenom Inc.	39,124	114
*	Cadence Pharmaceuticals Inc.	20,959	114
	US Physical Therapy Inc.	4,101	113
	Intercept Pharmaceuticals Inc.	2,428	111
*	Merrimack Pharmaceuticals Inc.	32,830	111
	Stemline Therapeutics Inc.	3,109	108
*,^	Unilife Corp.	31,130	107
*	Repligen Corp.	10,692	104
*	Navidea Biopharmaceuticals Inc.	34,653	102
*	NewLink Genetics Corp.	5,760	100
*	Osiris Therapeutics Inc.	5,650	99
*	SurModics Inc.	4,945	98
*	Providence Service Corp.	3,620	97
*	XOMA Corp.	20,614	96
*	KYTHERA Biopharmaceuticals Inc.	3,455	91
*	Progenics Pharmaceuticals Inc.	16,270	90

65

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
*	Curis Inc.	20,288	89
*	Vascular Solutions Inc.	5,592	88
*	Anacor Pharmaceuticals Inc.	8,610	87
*	Furiex Pharmaceuticals Inc.	2,252	87
*	Verastem Inc.	5,916	81
*	Synta Pharmaceuticals Corp.	13,780	81
*	Natus Medical Inc.	6,043	79
*	AcelRx Pharmaceuticals Inc.	7,976	79
	Cytokinetics Inc.	7,208	75
*	NuVasive Inc.	3,207	75
*	Portola Pharmaceuticals Inc.	3,281	74
*	Lannett Co. Inc.	5,548	74
*	Sciclone Pharmaceuticals Inc.	13,432	71
*	Peregrine Pharmaceuticals Inc.	51,353	70
*	Hyperion Therapeutics Inc.	2,853	70
*	Threshold Pharmaceuticals Inc.	15,951	69
*	Dynavax Technologies Corp.	54,621	69
*	Coronado Biosciences Inc.	8,498	69
*,^	ZIOPHARM Oncology Inc.	22,809	68
*	Chelsea Therapeutics International Ltd.	22,793	68
*	ChemoCentryx Inc.	8,328	67
*	Cambrex Corp.	4,949	67
*	Ampio Pharmaceuticals Inc.	9,394	67
*	Greenway Medical Technologies	4,909	67
*,^	Galena Biopharma Inc.	28,390	63
*	AtriCure Inc.	7,148	63
*	Cempra Inc.	6,692	60
*	Merge Healthcare Inc.	22,118	59
	Utah Medical Products Inc.	1,131	57
	Hi-Tech Pharmacal Co. Inc.	1,315	57
	Epizyme Inc.	2,017	56
*	BioScrip Inc.	4,539	55
*	Anika Therapeutics Inc.	2,342	54
*	BioDelivery Sciences International Inc.	10,165	53
*	TherapeuticsMD Inc.	25,542	53
*	Sunesis Pharmaceuticals Inc.	11,020	53
*	Arqule Inc.	18,816	52
*	Cynosure Inc. Class A	2,259	52
*	Omeros Corp.	10,186	51
*	Insys Therapeutics Inc.	1,719	48
*	Rochester Medical Corp.	3,674	48
*	Biotime Inc.	12,548	47
*	Zeltiq Aesthetics Inc.	5,824	47
	Chimerix Inc.	2,876	45
*	OncoGenex Pharmaceutical Inc.	5,024	45
*	Cell Therapeutics Inc.	38,153	42
*	SIGA Technologies Inc.	11,792	42
*	Zogenix Inc.	24,029	41
*	Durata Therapeutics Inc.	4,371	37
*	OvaScience Inc.	3,046	35
*	Cytori Therapeutics Inc.	16,648	35
	Accelerate Diagnostics Inc.	3,526	34
*	Supernus Pharmaceuticals Inc.	5,054	33
	Tetraphase Pharmaceuticals Inc.	3,909	33
	Regulus Therapeutics Inc.	3,415	32
^	Fibrocell Science Inc.	5,723	31
*	Receptos Inc.	1,955	31
*	TG Therapeutics Inc.	5,049	30
*	Astex Pharmaceuticals	4,625	30
*	Corcept Therapeutics Inc.	18,009	30
*	Nanosphere Inc.	14,225	30
*	Skilled Healthcare Group Inc.	6,152	30
*	Vical Inc.	22,262	29
*	Emergent Biosolutions Inc.	1,620	28

66

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
*	Sucampo Pharmaceuticals Inc. Class A	4,649	28
*	Amicus Therapeutics Inc.	10,318	25
	MEI Pharma Inc.	3,261	24
	NeoGenomics Inc.	11,140	24
	Enanta Pharmaceuticals Inc.	1,236	23
*	Horizon Pharma Inc.	8,714	22
*	Alimera Sciences Inc.	5,754	21
	Alliance HealthCare Services Inc.	664	16
	KaloBios Pharmaceuticals Inc.	2,824	16
*	Biolase Inc.	8,868	15
*	Chindex International Inc.	885	15
*	National Research Corp. Class A	886	15
*	GTx Inc.	8,338	13
*	National Research Corp. Class B	425	12
*	Exactech Inc.	624	12
*,^	Rockwell Medical Inc.	2,145	12
*	XenoPort Inc.	2,192	11
*	Medical Action Industries Inc.	1,967	10
*	Triple-S Management Corp. Class B	450	8
	CryoLife Inc.	746	5
*	Addus HomeCare Corp.	203	4
*	Harvard Bioscience Inc.	550	3
			53,372
Materials & Processing (8.6%)
	Acuity Brands Inc.	14,509	1,241
	PolyOne Corp.	33,658	909
	CLARCOR Inc.	16,829	901
	Watsco Inc.	8,699	781
	Belden Inc.	13,214	749
*	Chemtura Corp.	33,299	730
*	Polypore International Inc.	15,801	675
	HB Fuller Co.	17,041	635
*	USG Corp.	26,048	608
*	Beacon Roofing Supply Inc.	16,541	601
	Worthington Industries Inc.	17,964	599
*	Graphic Packaging Holding Co.	71,327	593
	KapStone Paper and Packaging Corp.	13,874	583
*	Louisiana-Pacific Corp.	34,282	513
	Mueller Industries Inc.	9,553	511
	Balchem Corp.	10,083	483
*	RBC Bearings Inc.	7,812	467
	Schweitzer-Mauduit International Inc.	7,708	441
	Berry Plastics Group Inc.	18,812	433
	Olin Corp.	18,143	419
	Mueller Water Products Inc. Class A	53,640	405
*	Texas Industries Inc.	6,891	405
	Innophos Holdings Inc.	7,460	365
	Interface Inc. Class A	20,157	356
	PH Glatfelter Co.	13,008	333
*	Calgon Carbon Corp.	18,379	316
	Innospec Inc.	7,554	309
*	Cabot Microelectronics Corp.	7,907	286
*	Clearwater Paper Corp.	5,930	283
	Koppers Holdings Inc.	7,039	273
*	Trex Co. Inc.	5,839	258
	American Vanguard Corp.	9,725	244
	Deltic Timber Corp.	3,784	228
	AAON Inc.	9,537	222
	Stepan Co.	3,818	215
*	Headwaters Inc.	24,832	213
*	Nortek Inc.	3,060	205
*	Rexnord Corp.	10,292	198
	Apogee Enterprises Inc.	6,953	194
*	Coeur Mining Inc.	12,929	187

67

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Ferro Corp.	24,612	181
Wausau Paper Corp.	15,930	175
US Silica Holdings Inc.	7,287	171
Rentech Inc.	76,750	148
* OMNOVA Solutions Inc.	15,898	123
AMCOL International Corp.	3,633	120
Hawkins Inc.	3,201	119
* Landec Corp.	8,810	116
* AEP Industries Inc.	1,483	116
* PGT Inc.	11,272	115
Materion Corp.	3,671	108
* LSB Industries Inc.	3,561	107
* American Pacific Corp.	2,008	98
* Boise Cascade Co.	4,172	96
Taminco Corp.	4,783	94
Gold Resource Corp.	11,234	94
* US Concrete Inc.	4,793	94
Insteel Industries Inc.	5,764	92
* Builders FirstSource Inc.	15,130	86
* Ply Gem Holdings Inc.	4,788	73
Quaker Chemical Corp.	1,094	73
* Paramount Gold and Silver Corp.	46,990	71
* NCI Building Systems Inc.	5,890	71
Tredegar Corp.	3,061	68
* Uranium Energy Corp.	29,048	68
* Patrick Industries Inc.	2,266	61
Hecla Mining Co.	16,171	55
KMG Chemicals Inc.	2,267	53
Comfort Systems USA Inc.	3,262	49
Culp Inc.	2,428	47
Zep Inc.	2,918	41
TMS International Corp. Class A	2,277	40
* United States Lime & Minerals Inc.	618	36
Simpson Manufacturing Co. Inc.	1,127	35
* Midway Gold Corp.	34,092	35
* Handy & Harman Ltd.	1,629	34
Encore Wire Corp.	869	33
FutureFuel Corp.	1,778	29
Aceto Corp.	1,859	27
Myers Industries Inc.	1,272	24
Neenah Paper Inc.	568	21
Chase Corp.	697	21
Olympic Steel Inc.	794	21
* OM Group Inc.	706	20
* BlueLinx Holdings Inc.	11,466	19
Omega Flex Inc.	935	17
Globe Specialty Metals Inc.	1,224	16
Oil-Dri Corp. of America	413	13
Global Brass & Copper Holdings Inc.	611	12
Schnitzer Steel Industries Inc.	472	12
* Ur-Energy Inc.	8,280	9
* Penford Corp.	532	7
		21,831
Other (0.1%)
Gogo Inc.	3,250	37
* NRG Yield Inc. Class A	1,011	28
Gigamon Inc.	750	25
Bluebird Bio Inc.	950	24
* Frank's International NV	819	23
Athlon Energy Inc.	761	21
* Tremor Video Inc.	2,523	20
Envision Healthcare Holdings Inc.	724	19
Noodles & Co.	369	17
Agios Pharmaceuticals Inc.	668	16

68

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Cellular Dynamics International Inc.	750	10
Onconova Therapeutics Inc.	333	8
Cvent Inc.	132	5
OncoMed Pharmaceuticals Inc.	145	2
* Omthera Pharmaceuticals Inc. CVR	2,001	1
* Unwired Planet Inc Rights Exp. 09/09/2013	25,250	—
* Forest Laboratories Inc. Contingent Value Rights Exp. 04/14/2018	367	—
		256
Producer Durables (13.9%)
* CoStar Group Inc.	9,667	1,436
* Middleby Corp.	6,366	1,184
* Chart Industries Inc.	10,269	1,172
HEICO Corp.	17,977	1,124
Woodward Inc.	23,290	898
MAXIMUS Inc.	23,138	868
Corporate Executive Board Co.	11,385	738
Generac Holdings Inc.	17,459	691
* Advisory Board Co.	12,024	659
* MasTec Inc.	20,185	642
* Spirit Airlines Inc.	20,486	639
Applied Industrial Technologies Inc.	13,173	627
Healthcare Services Group Inc.	23,248	563
Franklin Electric Co. Inc.	15,273	549
* Swift Transportation Co.	28,485	512
Herman Miller Inc.	19,917	507
Littelfuse Inc.	6,783	500
HNI Corp.	14,612	489
Allegiant Travel Co. Class A	5,093	481
* Trimas Corp.	13,487	474
* On Assignment Inc.	15,538	469
* Hub Group Inc. Class A	12,567	467
Mine Safety Appliances Co.	9,618	463
* OSI Systems Inc.	6,273	456
Deluxe Corp.	11,233	442
* US Airways Group Inc.	25,770	416
* Proto Labs Inc.	5,799	412
Matson Inc.	14,502	386
Forward Air Corp.	10,255	378
UTi Worldwide Inc.	21,982	363
Raven Industries Inc.	12,355	361
* WageWorks Inc.	8,480	354
* TrueBlue Inc.	13,825	336
Lindsay Corp.	4,368	332
AZZ Inc.	8,655	325
Knight Transportation Inc.	19,954	325
MTS Systems Corp.	5,372	323
Tennant Co.	6,252	321
* Teledyne Technologies Inc.	3,949	305
* ExlService Holdings Inc.	11,087	301
Brink's Co.	11,553	298
Exponent Inc.	4,480	292
EnerSys Inc.	5,347	274
* Team Inc.	6,996	273
Hyster-Yale Materials Handling Inc.	3,578	271
Primoris Services Corp.	11,988	269
UniFirst Corp.	2,751	264
* ServiceSource International Inc.	20,750	251
* Liquidity Services Inc.	8,444	250
* Electronics For Imaging Inc.	8,470	248
* Saia Inc.	8,250	248
* Federal Signal Corp.	21,213	248
Insperity Inc.	7,631	243
H&E Equipment Services Inc.	10,092	243
* GenCorp Inc.	16,075	242

69

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
TAL International Group Inc.	5,382	230
* Advanced Energy Industries Inc.	12,512	228
Altra Holdings Inc.	9,174	228
Titan International Inc.	13,803	224
Sun Hydraulics Corp.	7,292	223
Badger Meter Inc.	4,880	220
* DXP Enterprises Inc.	3,220	219
* Measurement Specialties Inc.	4,611	218
* Darling International Inc.	10,763	218
John Bean Technologies Corp.	9,829	215
Kaman Corp.	5,971	210
* Taser International Inc.	17,400	203
* EnPro Industries Inc.	3,505	200
* FARO Technologies Inc.	5,285	196
* Blount International Inc.	16,724	194
* Thermon Group Holdings Inc.	9,211	191
* Astronics Corp.	3,842	179
US Ecology Inc.	6,256	176
Knoll Inc.	11,067	169
Heartland Express Inc.	11,870	165
* InnerWorkings Inc.	15,063	155
Aircastle Ltd.	9,490	155
Barrett Business Services Inc.	2,394	154
Forrester Research Inc.	4,267	141
McGrath RentCorp	4,134	137
Kforce Inc.	8,371	136
* Advanced Emissions Solutions Inc.	3,420	134
* Echo Global Logistics Inc.	6,052	131
Gorman-Rupp Co.	3,663	128
* GP Strategies Corp.	4,988	126
* ExOne Co.	1,782	122
Graham Corp.	3,399	117
* Dice Holdings Inc.	13,794	115
* Rush Enterprises Inc. Class A	4,361	109
* TeleTech Holdings Inc.	4,402	108
* Dycom Industries Inc.	4,175	106
* Park-Ohio Holdings Corp.	2,952	102
Werner Enterprises Inc.	4,405	101
* Mistras Group Inc.	5,422	99
Douglas Dynamics Inc.	6,955	98
* Republic Airways Holdings Inc.	8,711	97
* Maxwell Technologies Inc.	9,916	88
* Roadrunner Transportation Systems Inc.	3,108	84
Textainer Group Holdings Ltd.	2,417	84
* Performant Financial Corp.	7,568	82
Multi-Color Corp.	2,524	79
ESCO Technologies Inc.	2,543	78
* Standard Parking Corp.	3,393	75
* Moog Inc. Class A	1,417	72
* Odyssey Marine Exploration Inc.	24,847	72
* Furmanite Corp.	7,915	71
* Accuride Corp.	12,746	67
* AT Cross Co. Class A	3,016	64
* Casella Waste Systems Inc. Class A	11,894	63
* XPO Logistics Inc.	2,675	61
Coleman Cable Inc.	3,090	59
Mesa Laboratories Inc.	900	59
* Wesco Aircraft Holdings Inc.	3,022	58
G&K Services Inc. Class A	1,117	57
Electro Rent Corp.	3,317	56
* Huron Consulting Group Inc.	1,044	50
Steelcase Inc. Class A	3,279	48
Albany International Corp.	1,447	47
* CAI International Inc.	2,115	46

70

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Ascent Capital Group Inc. Class A	625	46
Universal Truckload Services Inc.	1,820	46
* National Technical Systems Inc.	1,985	45
Standex International Corp.	848	45
* Manitex International Inc.	4,166	42
* Commercial Vehicle Group Inc.	5,769	40
* Xerium Technologies Inc.	3,734	40
* Heritage-Crystal Clean Inc.	2,646	40
* Mobile Mini Inc.	1,291	39
* Tetra Tech Inc.	1,709	39
Power Solutions International Inc.	737	39
General Cable Corp.	1,266	39
Ceco Environmental Corp.	2,877	38
Watts Water Technologies Inc. Class A	726	38
* Aegion Corp. Class A	1,576	34
* Energy Recovery Inc.	6,478	33
Houston Wire & Cable Co.	1,951	24
* RPX Corp.	1,528	24
Cubic Corp.	465	23
* Quality Distribution Inc.	2,405	22
* Columbus McKinnon Corp.	947	20
CIRCOR International Inc.	346	20
* Astronics Corp. Class B	425	20
* Wabash National Corp.	1,859	19
Hackett Group Inc.	2,661	17
* Erickson Air-Crane Inc.	898	14
* YRC Worldwide Inc.	731	12
Great Lakes Dredge & Dock Corp.	1,813	12
SkyWest Inc.	896	12
* Flow International Corp.	2,975	10
* PHI Inc.	264	9
Celadon Group Inc.	476	9
* Pacer International Inc.	1,139	7
Mac-Gray Corp.	483	7
Preformed Line Products Co.	76	5
* Global Sources Ltd.	790	5
* Sterling Construction Co. Inc.	468	5
* LMI Aerospace Inc.	345	4
Met-Pro Corp.	294	4
		35,346
Technology (18.8%)
* CommVault Systems Inc.	15,744	1,320
* Ultimate Software Group Inc.	9,364	1,313
FEI Co.	14,141	1,107
* PTC Inc.	40,519	1,056
* Aspen Technology Inc.	29,932	1,001
* QLIK Technologies Inc.	29,476	966
* ViaSat Inc.	13,401	854
Cognex Corp.	14,718	839
* Sourcefire Inc.	10,551	796
* Tyler Technologies Inc.	10,671	788
* Cornerstone OnDemand Inc.	13,673	704
* SS&C Technologies Holdings Inc.	19,732	698
* Semtech Corp.	22,817	678
* Cavium Inc.	17,389	660
* ACI Worldwide Inc.	13,498	657
* Hittite Microwave Corp.	10,678	653
* Guidewire Software Inc.	14,204	653
* Aruba Networks Inc.	38,596	642
* Microsemi Corp.	24,561	632
* Infoblox Inc.	17,014	594
* Verint Systems Inc.	17,902	593
Plantronics Inc.	13,516	584
SunEdison Inc.	78,762	580

71

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
*	Manhattan Associates Inc.	6,613	579
*	OpenTable Inc.	7,741	577
	Cypress Semiconductor Corp.	49,959	566
*	Sapient Corp.	37,495	561
	Blackbaud Inc.	15,510	559
*	ARRIS Group Inc.	34,914	547
*	Yelp Inc.	10,113	526
*	Dealertrack Technologies Inc.	13,151	521
	Power Integrations Inc.	9,847	513
*	Ciena Corp.	25,527	508
*	Take-Two Interactive Software Inc.	27,515	505
	InterDigital Inc.	13,982	497
	NIC Inc.	22,037	491
*	Universal Display Corp.	13,666	473
*	Anixter International Inc.	5,369	449
*	Synaptics Inc.	11,038	427
*	RF Micro Devices Inc.	83,520	414
*	Web.com Group Inc.	14,243	402
	Coherent Inc.	7,022	394
*	Trulia Inc.	9,407	391
	Monolithic Power Systems Inc.	12,496	383
	Syntel Inc.	5,245	377
*	Bottomline Technologies de Inc.	12,852	350
*	comScore Inc.	12,129	346
*	InvenSense Inc.	19,286	345
*	Synchronoss Technologies Inc.	9,897	340
	Monotype Imaging Holdings Inc.	12,988	334
*	RealPage Inc.	15,814	327
*	Infinera Corp.	35,278	327
*	Imperva Inc.	6,861	324
*	SPS Commerce Inc.	5,102	318
	ADTRAN Inc.	13,091	316
*	iRobot Corp.	9,603	314
*	Interactive Intelligence Group Inc.	5,263	310
*	Rambus Inc.	37,932	310
*	BroadSoft Inc.	9,527	307
*	Netscout Systems Inc.	12,300	306
	Loral Space & Communications Inc.	4,425	293
*	MicroStrategy Inc. Class A	3,077	282
*	Ixia	19,189	279
*,^	VirnetX Holding Corp.	14,340	277
*	iGATE Corp.	11,834	276
*	FleetMatics Group plc	5,554	275
*	Applied Micro Circuits Corp.	24,766	266
*	Ultratech Inc.	9,421	266
*	Ellie Mae Inc.	8,940	260
*	PROS Holdings Inc.	7,639	251
*	LogMeIn Inc.	8,261	246
*	EPAM Systems Inc.	7,427	237
*	Diodes Inc.	9,523	237
*	Demandware Inc.	5,464	230
*	Progress Software Corp.	9,330	228
*	Comverse Inc.	7,539	228
*	Tangoe Inc.	10,525	219
	Pegasystems Inc.	5,910	218
*	Proofpoint Inc.	7,413	214
*	Envestnet Inc.	7,673	212
*	Intermec Inc.	20,549	203
*	Ruckus Wireless Inc.	14,792	201
*	Cirrus Logic Inc.	8,743	197
*	CalAmp Corp.	11,910	195
*	Fusion-io Inc.	18,113	194
*	PMC - Sierra Inc.	29,670	185
*	Virtusa Corp.	6,948	183

72

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* AVG Technologies NV	8,133	176
* Blucora Inc.	8,788	176
* LivePerson Inc.	18,714	174
* PDF Solutions Inc.	8,539	169
* Silicon Graphics International Corp.	11,492	169
Methode Electronics Inc.	7,064	169
* Cray Inc.	6,894	169
* Jive Software Inc.	13,451	167
* Responsys Inc.	11,555	166
* SciQuest Inc.	7,738	161
* Exar Corp.	13,002	159
* Acxiom Corp.	6,304	157
* Calix Inc.	11,780	151
Ubiquiti Networks Inc.	4,279	150
CSG Systems International Inc.	6,310	149
Micrel Inc.	15,820	146
* Silicon Image Inc.	26,226	142
* DTS Inc.	6,206	124
* Rogers Corp.	2,239	124
* Integrated Device Technology Inc.	13,122	114
* Immersion Corp.	8,835	113
Acacia Research Corp.	4,806	106
* Veeco Instruments Inc.	2,985	105
* Actuate Corp.	15,056	105
* E2open Inc.	5,031	102
* Qualys Inc.	5,077	101
* Parkervision Inc.	30,078	100
* Peregrine Semiconductor Corp.	9,014	99
* Callidus Software Inc.	12,831	99
* Vocera Communications Inc.	6,085	99
* Bazaarvoice Inc.	9,103	97
Computer Task Group Inc.	5,290	95
* Zix Corp.	20,959	90
Ambarella Inc.	6,267	90
* Brightcove Inc.	9,526	89
Ebix Inc.	7,764	88
* support.com Inc.	17,025	87
* Datalink Corp.	6,482	85
Marketo Inc.	2,366	83
* NVE Corp.	1,647	81
* PLX Technology Inc.	14,368	78
* Millennial Media Inc.	11,953	78
* Nanometrics Inc.	5,332	76
* Travelzoo Inc.	2,710	73
Alliance Fiber Optic Products Inc.	1,922	71
* Entegris Inc.	7,101	67
Uni-Pixel Inc.	3,434	67
* MaxLinear Inc.	7,857	66
American Software Inc. Class A	8,187	66
* Lionbridge Technologies Inc.	18,537	65
* Global Eagle Entertainment Inc.	7,350	65
* Carbonite Inc.	4,100	63
* ChannelAdvisor Corp.	2,035	62
* Rally Software Development Corp.	2,342	60
* eGain Corp.	4,464	60
* Unwired Planet Inc.	31,437	58
* KVH Industries Inc.	4,485	57
* Neonode Inc.	8,511	57
* M/A-COM Technology Solutions Holdings Inc.	3,392	55
* MoSys Inc.	14,045	51
* Lattice Semiconductor Corp.	10,185	48
* Reis Inc.	2,823	48
* KEYW Holding Corp.	4,179	48
* Guidance Software Inc.	5,684	48

73

Vanguard® Russell 2000 Growth Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
*,^	Glu Mobile Inc.	18,186	44
*	Mitek Systems Inc.	8,099	42
*	Inphi Corp.	3,236	41
*	Marin Software Inc.	3,114	41
*	Silver Spring Networks Inc.	2,006	41
	Digimarc Corp.	2,150	41
*	TriQuint Semiconductor Inc.	5,399	41
	Model N Inc.	2,754	40
*	Spark Networks Inc.	5,667	39
*	Mindspeed Technologies Inc.	12,622	39
	Acorn Energy Inc.	6,128	37
*	Intermolecular Inc.	5,946	36
*	VASCO Data Security International Inc.	4,053	32
	Innovative Solutions & Support Inc.	4,272	32
	Daktronics Inc.	2,592	28
	American Science & Engineering Inc.	437	25
*	OmniVision Technologies Inc.	1,594	25
*	Perficient Inc.	1,488	24
*	Revolution Lighting Technologies Inc.	8,748	23
	QAD Inc. Class A	1,783	22
*	Rudolph Technologies Inc.	1,896	20
*	Unisys Corp.	748	19
*	Sonus Networks Inc.	5,127	18
*	Procera Networks Inc.	1,297	17
*	Volterra Semiconductor Corp.	661	15
*	Rofin-Sinar Technologies Inc.	673	15
*	Vringo Inc.	4,119	13
*	ShoreTel Inc.	2,456	12
*	Oplink Communications Inc.	569	11
*	Anaren Inc.	424	10
*	ICG Group Inc.	825	10
*	Rubicon Technology Inc.	684	8
	EPIQ Systems Inc.	660	8
	PC-Tel Inc.	904	7
	Sapiens International Corp. NV	968	5
*	Vocus Inc.	573	5
*	Cyan Inc.	529	5
	ePlus Inc.	82	4
	Tessco Technologies Inc.	125	4
*	Ultra Clean Holdings Inc.	528	3
*	Net Element International Inc.	762	3
*	Viasystems Group Inc.	96	1
			47,673
Utilities (1.3%)
	j2 Global Inc.	15,557	766
	Cogent Communications Group Inc.	16,040	498
	Consolidated Communications Holdings Inc.	13,629	227
*	8x8 Inc.	24,511	227
	Atlantic Tele-Network Inc.	3,120	147
*	inContact Inc.	16,917	138
	Shenandoah Telecommunications Co.	7,328	126
	South Jersey Industries Inc.	2,031	117
	West Corp.	4,770	104
*	General Communication Inc. Class A	10,733	96
	NTELOS Holdings Corp.	5,178	86
	Lumos Networks Corp.	5,232	82
	IDT Corp. Class B	4,871	81
*	Cincinnati Bell Inc.	22,822	68
	York Water Co.	3,188	62
*	Leap Wireless International Inc.	4,097	62
*	magicJack VocalTec Ltd.	4,243	60
*	Fairpoint Communications Inc.	6,021	56
	Pike Electric Corp.	4,772	53
	HickoryTech Corp.	4,647	47

74

	Vanguard® Russell 2000 Growth Index Fund
	Schedule of Investments
	August 31, 2013

					Market
					Value
				Shares	($000)
	UNS Energy Corp.			880	40
*	Towerstream Corp.			17,272	38
	SJW Corp.			1,441	38
*	Inteliquent Inc.			4,350	35
*	Premiere Global Services Inc.			3,235	31
*	Pure Cycle Corp.			5,845	30
	American States Water Co.			556	29
*	Pendrell Corp.			8,082	16
	Primus Telecommunications Group Inc.			3,832	16
	Straight Path Communications Inc. Class B			2,352	12
*	Cbeyond Inc.			600	4

					3,392

	Total Common Stocks (Cost $210,210)				253,045

		Coupon

	Temporary Cash Investments (4.5%)[1]
	Money Market Fund (4.4%)
2,3	Vanguard Market Liquidity Fund	0.122%		11,164,684	11,165

				Face
			Maturity	Amount
			Date	($000)
	U.S. Government and Agency Obligations (0.1%)
4,5	Freddie Mac Discount Notes	0.100%	9/16/13	100	100

	Total Temporary Cash Investments (Cost $11,265)				11,265

	Total Investments (104.3%) (Cost $221,475)				264,310
	Other Assets and Liabilities—Net (-4.3%)[3]				(10,785)
	Net Assets (100%)				253,525

* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $842,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 4.3%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $935,000 of collateral received for securities on loan.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Securities with a value of $100,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

75

© 2013 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA18510_102013

Report of Independent Registered Public Accounting Firm

To the Trustees of the Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Vanguard Russell 2000 Index Fund, Vanguard Russell 2000 Value Index Fund and Vanguard Russell 2000 Growth Index Fund (constituting separate portfolios of Vanguard Scottsdale Funds, hereafter referred to as the “Funds") as of August 31, 2013 and for the year then ended and have issued our unqualified report thereon dated October 16, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included audits of the Funds' schedules of investments as of August 31, 2013 appearing in Item 6 of this Form N-CSR. These schedules of investments are the responsibility of the Funds' management. Our responsibility is to express an opinion on the schedules of investments based on our audits.

In our opinion, the schedules of investments referred to above, when read in conjunction with the financial statements of the Funds referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 16, 2013

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)

Common Stocks (99.9%)[1]
Consumer Discretionary (14.7%)
Wal-Mart Stores Inc.	44,239	3,229
Comcast Corp. Class A	72,085	3,034
Walt Disney Co.	49,475	3,010
Home Depot Inc.	40,131	2,989
* Amazon.com Inc.	10,101	2,838
McDonald's Corp.	27,542	2,599
* eBay Inc.	35,653	1,782
Ford Motor Co.	106,050	1,717
* Twenty-First Century Fox Inc.	54,594	1,710
Time Warner Inc.	25,609	1,550
Starbucks Corp.	20,568	1,450
Lowe's Cos. Inc.	29,904	1,370
Costco Wholesale Corp.	11,988	1,341
* priceline.com Inc.	1,417	1,330
NIKE Inc. Class B	19,459	1,222
Target Corp.	17,629	1,116
Viacom Inc. Class B	13,322	1,060
TJX Cos. Inc.	19,774	1,043
Yum! Brands Inc.	12,358	865
CBS Corp. Class B	16,857	861
Time Warner Cable Inc.	7,994	858
* DIRECTV	14,343	834
* General Motors Co.	22,877	780
Johnson Controls Inc.	18,818	763
* Liberty Global plc Class A	9,484	737
Las Vegas Sands Corp.	10,739	605
* Discovery Communications Inc. Class A	6,723	521
* Dollar General Corp.	8,990	485
Delphi Automotive plc	8,589	473
Macy's Inc.	10,541	468
VF Corp.	2,406	450
* Bed Bath & Beyond Inc.	6,005	443
McGraw Hill Financial Inc.	7,530	440
Omnicom Group Inc.	7,104	431
Estee Lauder Cos. Inc. Class A	6,363	416
Carnival Corp.	11,476	414
* Michael Kors Holdings Ltd.	5,536	410
* AutoZone Inc.	975	409
Coach Inc.	7,720	408
Ross Stores Inc.	6,039	406
* Netflix Inc.	1,381	392
* Tesla Motors Inc.	2,298	388
Mattel Inc.	9,489	384
* Liberty Media Corp. Class A	2,774	379
L Brands Inc.	6,594	378
* O'Reilly Automotive Inc.	3,035	372
Harley-Davidson Inc.	6,158	369
* Chipotle Mexican Grill Inc. Class A	850	347
Starwood Hotels & Resorts Worldwide Inc.	5,345	342
* Liberty Interactive Corp. Class A	14,552	329
Genuine Parts Co.	4,258	328
* Dollar Tree Inc.	6,150	324
Kohl's Corp.	6,099	313
Wynn Resorts Ltd.	2,215	312
Gap Inc.	7,670	310
BorgWarner Inc.	3,175	307
Sirius XM Radio Inc.	84,735	303
* CarMax Inc.	6,170	293
PVH Corp.	2,227	287
Whirlpool Corp.	2,175	280
Ralph Lauren Corp. Class A	1,649	273

1

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Best Buy Co. Inc.	7,503	270
DISH Network Corp. Class A	5,729	258
Marriott International Inc. Class A	6,398	256
Staples Inc.	18,239	254
* LKQ Corp.	8,213	240
Tiffany & Co.	3,075	237
Avon Products Inc.	11,919	236
Tractor Supply Co.	1,921	235
* Hertz Global Holdings Inc.	9,535	229
* TripAdvisor Inc.	3,087	228
Nordstrom Inc.	3,998	223
Wyndham Worldwide Corp.	3,746	222
Scripps Networks Interactive Inc. Class A	3,024	222
* Charter Communications Inc. Class A	1,826	222
News Corp. Class A	13,707	215
H&R Block Inc.	7,519	210
Nielsen Holdings NV	6,033	208
* TRW Automotive Holdings Corp.	2,974	205
Newell Rubbermaid Inc.	7,976	202
PetSmart Inc.	2,857	201
* Mohawk Industries Inc.	1,677	197
Polaris Industries Inc.	1,793	196
Family Dollar Stores Inc.	2,667	190
Interpublic Group of Cos. Inc.	11,869	187
* MGM Resorts International	10,309	182
* Ulta Salon Cosmetics & Fragrance Inc.	1,768	175
Fortune Brands Home & Security Inc.	4,588	169
Royal Caribbean Cruises Ltd.	4,568	168
Darden Restaurants Inc.	3,613	167
GameStop Corp. Class A	3,320	167
* Fossil Group Inc.	1,432	166
PulteGroup Inc.	10,773	166
* Under Armour Inc. Class A	2,267	165
Hanesbrands Inc.	2,742	163
Advance Auto Parts Inc.	2,031	163
Lear Corp.	2,253	155
Williams-Sonoma Inc.	2,729	154
Gannett Co. Inc.	6,387	154
Signet Jewelers Ltd.	2,260	150
Lennar Corp. Class A	4,619	147
Hasbro Inc.	3,211	146
* Toll Brothers Inc.	4,741	145
DR Horton Inc.	7,891	141
* Goodyear Tire & Rubber Co.	6,886	139
International Game Technology	7,301	138
Garmin Ltd.	3,337	136
Foot Locker Inc.	4,212	136
Expedia Inc.	2,878	135
Nu Skin Enterprises Inc. Class A	1,593	133
* Jarden Corp.	3,081	132
* Panera Bread Co. Class A	791	130
Dunkin' Brands Group Inc.	2,890	125
Dick's Sporting Goods Inc.	2,683	125
* Urban Outfitters Inc.	2,951	124
* WABCO Holdings Inc.	1,582	123
* Sally Beauty Holdings Inc.	4,578	120
Carter's Inc.	1,614	119
Harman International Industries Inc.	1,854	119
Tupperware Brands Corp.	1,456	118
Leggett & Platt Inc.	3,857	112
* NVR Inc.	127	109
Service Corp.	5,817	105
* AMC Networks Inc. Class A	1,634	101
* Penn National Gaming Inc.	1,902	100

2

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Visteon Corp.	1,359	97
* Madison Square Garden Co. Class A	1,642	96
* Liberty Global plc	1,277	94
Domino's Pizza Inc.	1,517	93
Cablevision Systems Corp. Class A	5,251	93
Cinemark Holdings Inc.	3,156	93
Brunswick Corp.	2,510	91
Gentex Corp.	4,034	91
* Lamar Advertising Co. Class A	2,114	89
* Cabela's Inc.	1,314	86
DSW Inc. Class A	987	85
* Liberty Ventures Class A	987	85
Sotheby's	1,832	84
Dana Holding Corp.	3,978	83
Starz	3,280	82
Wolverine World Wide Inc.	1,426	80
* Avis Budget Group Inc.	2,965	79
* Fifth & Pacific Cos. Inc.	3,257	78
* Lions Gate Entertainment Corp.	2,201	77
* Lumber Liquidators Holdings Inc.	773	77
American Eagle Outfitters Inc.	5,277	76
* Tenneco Inc.	1,651	76
Abercrombie & Fitch Co.	2,143	76
Brinker International Inc.	1,888	76
* Bally Technologies Inc.	1,031	74
Washington Post Co. Class B	124	70
Chico's FAS Inc.	4,414	69
* Live Nation Entertainment Inc.	4,023	68
Vail Resorts Inc.	996	68
Pool Corp.	1,295	67
* AutoNation Inc.	1,441	67
* Pandora Media Inc.	3,622	67
Thor Industries Inc.	1,246	64
Cheesecake Factory Inc.	1,508	63
Rent-A-Center Inc.	1,640	62
* Tempur Sealy International Inc.	1,591	61
* Steven Madden Ltd.	1,133	61
* Life Time Fitness Inc.	1,200	60
Six Flags Entertainment Corp.	1,806	60
Dillard's Inc. Class A	780	59
Cooper Tire & Rubber Co.	1,846	59
* JC Penney Co. Inc.	4,716	59
* Big Lots Inc.	1,658	59
Pier 1 Imports Inc.	2,677	59
* DreamWorks Animation SKG Inc. Class A	2,063	58
KAR Auction Services Inc.	2,183	58
Aaron's Inc.	2,106	57
* Buffalo Wild Wings Inc.	546	57
Burger King Worldwide Inc.	2,897	57
Cracker Barrel Old Country Store Inc.	572	56
Wendy's Co.	7,446	56
* Hyatt Hotels Corp. Class A	1,293	56
* Ascena Retail Group Inc.	3,408	56
* Shutterfly Inc.	1,032	54
* Deckers Outdoor Corp.	910	53
John Wiley & Sons Inc. Class A	1,216	53
* Iconix Brand Group Inc.	1,590	52
* HomeAway Inc.	1,648	52
* Apollo Group Inc. Class A	2,774	52
Men's Wearhouse Inc.	1,351	51
DeVry Inc.	1,663	50
* Sears Holdings Corp.	1,127	50
Guess? Inc.	1,630	50
* Express Inc.	2,365	50

3

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* VistaPrint NV	932	50
* CST Brands Inc.	1,682	50
* Jack in the Box Inc.	1,247	49
HSN Inc.	907	49
Group 1 Automotive Inc.	628	48
PriceSmart Inc.	552	47
* Saks Inc.	2,958	47
Penske Automotive Group Inc.	1,177	46
Ryland Group Inc.	1,312	46
Outerwall Inc.	730	45
* ValueClick Inc.	2,137	45
* Grand Canyon Education Inc.	1,282	44
* Asbury Automotive Group Inc.	892	44
* ANN Inc.	1,246	43
Sinclair Broadcast Group Inc. Class A	1,778	43
Belo Corp. Class A	3,003	42
Texas Roadhouse Inc. Class A	1,683	42
Meredith Corp.	968	42
Regal Entertainment Group Class A	2,258	40
* Genesco Inc.	652	40
* Meritage Homes Corp.	998	40
* New York Times Co. Class A	3,572	40
Buckle Inc.	768	40
Bob Evans Farms Inc.	810	40
Lithia Motors Inc. Class A	604	40
* TiVo Inc.	3,339	39
* Conn's Inc.	583	39
KB Home	2,414	39
* Pinnacle Entertainment Inc.	1,612	38
* Select Comfort Corp.	1,544	38
Hillenbrand Inc.	1,534	38
Monro Muffler Brake Inc.	834	37
* Children's Place Retail Stores Inc.	685	36
* Hibbett Sports Inc.	703	36
* WMS Industries Inc.	1,416	36
* SHFL Entertainment Inc.	1,598	36
* American Axle & Manufacturing Holdings Inc.	1,868	36
Arbitron Inc.	751	35
* Helen of Troy Ltd.	869	35
Dorman Products Inc.	688	35
* Multimedia Games Holding Co. Inc.	878	34
* Skechers U.S.A. Inc. Class A	1,116	34
* Krispy Kreme Doughnuts Inc.	1,725	34
* Marriott Vacations Worldwide Corp.	768	34
* Vitamin Shoppe Inc.	780	33
* Crocs Inc.	2,412	32
* Papa John's International Inc.	475	32
DineEquity Inc.	488	32
Jones Group Inc.	2,193	32
* Orient-Express Hotels Ltd. Class A	2,669	32
* Bloomin' Brands Inc.	1,428	32
La-Z-Boy Inc.	1,505	32
* Restoration Hardware Holdings Inc.	456	32
Valassis Communications Inc.	1,137	31
* Five Below Inc.	847	31
AMERCO	187	31
Churchill Downs Inc.	375	30
* K12 Inc.	825	30
Finish Line Inc. Class A	1,429	30
* AFC Enterprises Inc.	726	30
National CineMedia Inc.	1,641	30
* Standard Pacific Corp.	4,068	29
* Jos A Bank Clothiers Inc.	728	29
Matthews International Corp. Class A	782	29

4

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
MDC Holdings Inc.	1,028	29
* Francesca's Holdings Corp.	1,179	28
* Red Robin Gourmet Burgers Inc.	435	28
Sturm Ruger & Co. Inc.	537	28
Brown Shoe Co. Inc.	1,244	28
OfficeMax Inc.	2,540	28
* Sonic Corp.	1,710	27
Choice Hotels International Inc.	710	27
* Office Depot Inc.	6,242	26
Weight Watchers International Inc.	727	26
International Speedway Corp. Class A	835	26
Drew Industries Inc.	608	26
Nexstar Broadcasting Group Inc. Class A	758	25
* Tumi Holdings Inc.	1,236	25
Interval Leisure Group Inc.	1,176	25
* Boyd Gaming Corp.	2,074	25
* Norwegian Cruise Line Holdings Ltd.	802	25
* Caesars Entertainment Corp.	1,117	24
* Elizabeth Arden Inc.	690	24
Stewart Enterprises Inc. Class A	1,826	24
Movado Group Inc.	557	24
Scholastic Corp.	802	24
SeaWorld Entertainment Inc.	787	24
* Angie's List Inc.	1,099	23
* BJ's Restaurants Inc.	725	23
Columbia Sportswear Co.	390	22
Arctic Cat Inc.	410	22
Cato Corp. Class A	858	22
Sonic Automotive Inc. Class A	978	21
Oxford Industries Inc.	336	21
* HealthStream Inc.	610	20
Ethan Allen Interiors Inc.	774	20
* Steiner Leisure Ltd.	362	20
* LifeLock Inc.	1,566	20
* Quiksilver Inc.	3,937	20
Regis Corp.	1,224	19
* Move Inc.	1,293	19
* G-III Apparel Group Ltd.	407	19
* Hovnanian Enterprises Inc. Class A	3,600	19
CEC Entertainment Inc.	452	18
* Meritor Inc.	2,433	18
* Aeropostale Inc.	2,194	18
* Zumiez Inc.	658	18
* Stamps.com Inc.	417	17
* Smith & Wesson Holding Corp.	1,591	17
* Gentherm Inc.	1,033	17
* ITT Educational Services Inc.	597	17
* American Public Education Inc.	427	17
* Tuesday Morning Corp.	1,372	17
* Taylor Morrison Home Corp. Class A	819	17
* Biglari Holdings Inc.	40	17
* Scientific Games Corp. Class A	1,166	17
Stage Stores Inc.	894	17
* Fiesta Restaurant Group Inc.	508	17
* LeapFrog Enterprises Inc.	1,639	16
* Winnebago Industries Inc.	700	16
* rue21 inc	379	15
Haverty Furniture Cos. Inc.	638	15
* Mattress Firm Holding Corp.	375	15
* Capella Education Co.	282	15
* Universal Electronics Inc.	504	15
Chuy's Holdings Inc.	420	15
Standard Motor Products Inc.	490	15
* Barnes & Noble Inc.	1,091	15

5

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Blue Nile Inc.	410	15
* M/I Homes Inc.	781	15
* Pep Boys-Manny Moe & Jack	1,295	15
* Constant Contact Inc.	750	14
Ruth's Hospitality Group Inc.	1,200	14
* Maidenform Brands Inc.	594	14
Fred's Inc. Class A	880	14
MDC Partners Inc. Class A	584	13
* Cavco Industries Inc.	246	13
Shoe Carnival Inc.	507	13
* Denny's Corp.	2,282	13
Destination Maternity Corp.	461	13
Nutrisystem Inc.	1,002	13
Tile Shop Holdings Inc.	477	13
* Libbey Inc.	529	13
* Cumulus Media Inc. Class A	2,579	12
National Presto Industries Inc.	179	12
* EW Scripps Co. Class A	798	12
* Clear Channel Outdoor Holdings Inc. Class A	1,586	12
* America's Car-Mart Inc.	288	12
* Carmike Cinemas Inc.	669	12
* XO Group Inc.	951	11
Strayer Education Inc.	279	11
* Ruby Tuesday Inc.	1,535	11
* Wet Seal Inc. Class A	3,053	11
Inter Parfums Inc.	419	11
Callaway Golf Co.	1,607	11
Viad Corp.	486	11
* Bridgepoint Education Inc.	662	11
* Central European Media Enterprises Ltd. Class A	2,476	11
Beazer Homes USA Inc.	619	11
* Zale Corp.	838	10
* Shutterstock Inc.	211	10
* Rentrak Corp.	419	10
* Kirkland's Inc.	533	10
* Journal Communications Inc. Class A	1,442	10
Entravision Communications Corp. Class A	1,909	10
* Vera Bradley Inc.	508	10
Harte-Hanks Inc.	1,189	10
Superior Industries International Inc.	562	10
Bright Horizons Family Solutions Inc.	262	10
William Lyon Homes Class A	452	9
* Orbitz Worldwide Inc.	976	9
* American Woodmark Corp.	263	9
* Federal-Mogul Corp.	566	9
* Gray Television Inc.	1,298	9
* RealD Inc.	1,024	8
* Sears Hometown and Outlet Stores Inc.	260	8
Del Frisco's Restaurant Group Inc.	404	8
* Overstock.com Inc.	259	7
* Stoneridge Inc.	578	7
Stein Mart Inc.	585	7
Remy International Inc.	362	7
TRI Pointe Homes Inc.	467	7
* RadioShack Corp.	1,996	7
* Digital Generation Inc.	529	7
Carriage Services Inc. Class A	348	6
* Bravo Brio Restaurant Group Inc.	406	6
* hhgregg Inc.	335	6
Big 5 Sporting Goods Corp.	335	6
Destination XL Group Inc.	916	6
World Wrestling Entertainment Inc. Class A	563	6
* MarineMax Inc.	448	6
* QuinStreet Inc.	622	5

6

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Steinway Musical Instruments Inc.	134	5
* Media General Inc. Class A	506	5
* Christopher & Banks Corp.	938	5
Town Sports International Holdings Inc.	447	5
* Fuel Systems Solutions Inc.	268	5
* Nautilus Inc.	801	5
Saga Communications Inc. Class A	101	5
* Valuevision Media Inc. Class A	1,014	5
* VOXX International Corp. Class A	399	5
* Central Garden and Pet Co. Class A	774	5
* Revlon Inc. Class A	213	5
* Citi Trends Inc.	288	5
* Franklin Covey Co.	290	5
CSS Industries Inc.	208	5
Universal Technical Institute Inc.	421	4
Perry Ellis International Inc.	241	4
bebe stores inc	741	4
* Entercom Communications Corp. Class A	523	4
Marcus Corp.	335	4
Dex Media Inc.	442	4
* Black Diamond Inc.	381	4
* Pacific Sunwear of California Inc.	1,192	4
Speedway Motorsports Inc.	208	4
Jamba Inc.	283	4
* Corinthian Colleges Inc.	1,632	4
* McClatchy Co. Class A	1,145	4
* Navarre Corp.	1,034	4
AH Belo Corp. Class A	488	4
* Rosetta Stone Inc.	228	4
* West Marine Inc.	300	3
* Education Management Corp.	418	3
Weyco Group Inc.	136	3
Marchex Inc. Class B	486	3
* EveryWare Global Inc.	253	3
* Nathan's Famous Inc.	63	3
* Johnson Outdoors Inc. Class A	126	3
* Monarch Casino & Resort Inc.	159	3
* Luby's Inc.	425	3
Bon-Ton Stores Inc.	270	3
Winmark Corp.	39	3
Bassett Furniture Industries Inc.	204	3
* Gordmans Stores Inc.	199	3
Hooker Furniture Corp.	187	3
* Hemisphere Media Group Inc.	223	3
* Isle of Capri Casinos Inc.	347	3
* Cenveo Inc.	895	3
* Daily Journal Corp.	20	3
* ReachLocal Inc.	226	2
Einstein Noah Restaurant Group Inc.	154	2
* Zagg Inc.	552	2
* Morgans Hotel Group Co.	352	2
Lifetime Brands Inc.	174	2
Courier Corp.	152	2
Systemax Inc.	259	2
* Career Education Corp.	887	2
* Ignite Restaurant Group Inc.	155	2
Salem Communications Corp. Class A	296	2
RG Barry Corp.	143	2
* Tower International Inc.	110	2
Flexsteel Industries Inc.	100	2
* Tilly's Inc. Class A	160	2
* Reading International Inc. Class A	353	2
JAKKS Pacific Inc.	421	2
* Crown Media Holdings Inc. Class A	705	2

7

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* 1-800-Flowers.com Inc. Class A	396	2
* American Apparel Inc.	1,496	2
* New York & Co. Inc.	436	2
Lincoln Educational Services Corp.	400	2
* JTH Holding Inc. Class A	119	2
Blyth Inc.	194	2
Marine Products Corp.	205	2
* Skullcandy Inc.	335	2
* Diversified Restaurant Holdings Inc.	277	2
* Body Central Corp.	273	2
* Carrols Restaurant Group Inc.	266	2
* Martha Stewart Living Omnimedia Class A	565	1
Trans World Entertainment Corp.	273	1
Biglari Holdings Inc. Rights	40	1
Beasley Broadcasting Group Inc. Class A	48	—
		73,875
Consumer Staples (7.8%)
Procter & Gamble Co.	75,294	5,865
Coca-Cola Co.	105,075	4,012
Philip Morris International Inc.	44,930	3,749
PepsiCo Inc.	42,483	3,387
CVS Caremark Corp.	33,637	1,953
Altria Group Inc.	55,182	1,870
Mondelez International Inc. Class A	49,022	1,504
Colgate-Palmolive Co.	25,624	1,480
Walgreen Co.	26,029	1,251
Kimberly-Clark Corp.	10,566	988
General Mills Inc.	17,710	873
Kraft Foods Group Inc.	16,332	846
Archer-Daniels-Midland Co.	18,105	637
Whole Foods Market Inc.	10,190	538
Kroger Co.	14,287	523
Sysco Corp.	16,304	522
Lorillard Inc.	10,378	439
Kellogg Co.	7,138	433
Mead Johnson Nutrition Co.	5,563	417
Reynolds American Inc.	8,659	412
ConAgra Foods Inc.	11,451	387
Hershey Co.	4,121	379
* Green Mountain Coffee Roasters Inc.	4,099	354
JM Smucker Co.	2,947	313
Bunge Ltd.	4,041	306
Clorox Co.	3,617	299
Coca-Cola Enterprises Inc.	7,529	282
Brown-Forman Corp. Class B	4,155	278
Beam Inc.	4,420	277
Dr Pepper Snapple Group Inc.	5,609	251
McCormick & Co. Inc.	3,627	245
* Constellation Brands Inc. Class A	4,235	230
Church & Dwight Co. Inc.	3,808	226
Tyson Foods Inc. Class A	7,720	223
* Monster Beverage Corp.	3,706	213
Campbell Soup Co.	4,844	209
Molson Coors Brewing Co. Class B	3,872	189
Safeway Inc.	6,743	175
Energizer Holdings Inc.	1,743	172
Hormel Foods Corp.	3,743	155
Herbalife Ltd.	2,391	146
GNC Holdings Inc. Class A	2,652	135
Ingredion Inc.	2,087	131
* Smithfield Foods Inc.	3,901	131
Hillshire Brands Co.	3,336	108
Flowers Foods Inc.	4,587	95
* Hain Celestial Group Inc.	1,060	87

8

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* United Natural Foods Inc.	1,325	80
Harris Teeter Supermarkets Inc.	1,407	69
Casey's General Stores Inc.	1,043	69
* Rite Aid Corp.	19,576	68
* TreeHouse Foods Inc.	985	64
* Fresh Market Inc.	1,185	58
* Boston Beer Co. Inc. Class A	239	51
* Dean Foods Co.	2,631	50
B&G Foods Inc.	1,393	47
* SUPERVALU Inc.	5,859	42
* WhiteWave Foods Co. Class A	2,083	40
Sanderson Farms Inc.	594	39
Spectrum Brands Holdings Inc.	641	39
Lancaster Colony Corp.	502	37
* Post Holdings Inc.	850	36
Andersons Inc.	531	35
Snyders-Lance Inc.	1,215	33
Universal Corp.	647	32
* WhiteWave Foods Co. Class B	1,657	31
J&J Snack Foods Corp.	398	31
Fresh Del Monte Produce Inc.	1,043	30
* Boulder Brands Inc.	1,844	29
WD-40 Co.	476	28
* Pilgrim's Pride Corp.	1,777	27
Seaboard Corp.	10	27
Vector Group Ltd.	1,587	26
Pinnacle Foods Inc.	864	23
* Susser Holdings Corp.	466	22
* Dole Food Co. Inc.	1,374	19
Core-Mark Holding Co. Inc.	286	18
Tootsie Roll Industries Inc.	584	18
* Annie's Inc.	354	16
Cal-Maine Foods Inc.	353	16
* Chiquita Brands International Inc.	1,259	16
* USANA Health Sciences Inc.	200	15
* Diamond Foods Inc.	717	15
Weis Markets Inc.	271	13
Spartan Stores Inc.	570	12
* Natural Grocers by Vitamin Cottage Inc.	297	11
* Chefs' Warehouse Inc.	490	11
Ingles Markets Inc. Class A	449	11
* Star Scientific Inc.	5,670	11
Calavo Growers Inc.	440	11
* Medifast Inc.	370	9
Village Super Market Inc. Class A	236	8
Fairway Group Holdings Corp.	318	7
* Lifevantage Corp.	2,930	7
PetMed Express Inc.	455	7
* Alliance One International Inc.	2,369	7
Nash Finch Co.	248	6
Coca-Cola Bottling Co. Consolidated	88	6
* Pantry Inc.	441	5
Nutraceutical International Corp.	193	4
* Seneca Foods Corp. Class A	147	4
Roundy's Inc.	488	4
* Omega Protein Corp.	429	4
Nature's Sunshine Products Inc.	216	4
* PhotoMedex Inc.	224	4
Limoneira Co.	165	4
National Beverage Corp.	223	4
* Vitacost.com Inc.	393	3
John B Sanfilippo & Son Inc.	142	3
Orchids Paper Products Co.	109	3
Female Health Co.	335	3

9

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Inventure Foods Inc.	305	3
* Craft Brew Alliance Inc.	203	2
Arden Group Inc.	18	2
Alico Inc.	54	2
Lifeway Foods Inc.	147	2
* Farmer Bros Co.	133	2
* Synutra International Inc.	278	1
		39,191
Energy (9.5%)
Exxon Mobil Corp.	122,149	10,647
Chevron Corp.	53,254	6,413
Schlumberger Ltd.	36,523	2,956
ConocoPhillips	33,589	2,227
Occidental Petroleum Corp.	22,133	1,952
Anadarko Petroleum Corp.	13,777	1,259
Halliburton Co.	25,604	1,229
EOG Resources Inc.	7,475	1,174
Phillips 66	17,012	971
Apache Corp.	10,765	922
National Oilwell Varco Inc.	11,739	872
Kinder Morgan Inc.	18,195	690
Williams Cos. Inc.	18,755	680
Marathon Oil Corp.	19,473	670
Pioneer Natural Resources Co.	3,753	657
Marathon Petroleum Corp.	8,923	647
Devon Energy Corp.	11,154	637
Hess Corp.	8,429	631
Spectra Energy Corp.	18,384	609
Noble Energy Inc.	9,853	605
Baker Hughes Inc.	12,138	564
Valero Energy Corp.	14,983	532
Cabot Oil & Gas Corp.	11,580	453
Seadrill Ltd.	9,709	449
Chesapeake Energy Corp.	15,917	411
* Cameron International Corp.	6,815	387
* Southwestern Energy Co.	9,657	369
EQT Corp.	4,133	354
Murphy Oil Corp.	5,247	354
* FMC Technologies Inc.	6,516	349
Range Resources Corp.	4,480	336
* Concho Resources Inc.	2,878	278
HollyFrontier Corp.	5,581	248
Oceaneering International Inc.	2,980	231
Cimarex Energy Co.	2,405	202
CONSOL Energy Inc.	6,330	198
* Cheniere Energy Inc.	6,684	187
* Cobalt International Energy Inc.	7,630	186
* Denbury Resources Inc.	10,358	179
Tesoro Corp.	3,773	174
Helmerich & Payne Inc.	2,640	166
* Whiting Petroleum Corp.	3,189	161
* Oil States International Inc.	1,496	133
QEP Resources Inc.	4,856	133
Peabody Energy Corp.	7,581	130
* Dresser-Rand Group Inc.	2,099	128
* Gulfport Energy Corp.	2,103	124
* Rowan Cos. plc Class A	3,501	124
SM Energy Co.	1,813	124
Nabors Industries Ltd.	7,990	123
Diamond Offshore Drilling Inc.	1,886	121
* Dril-Quip Inc.	1,092	111
* Superior Energy Services Inc.	4,437	109
* Continental Resources Inc.	1,146	106
* WPX Energy Inc.	5,558	104

10

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Oasis Petroleum Inc.	2,558	100
* Newfield Exploration Co.	3,765	90
* Atwood Oceanics Inc.	1,606	89
* Ultra Petroleum Corp.	4,279	89
Patterson-UTI Energy Inc.	4,130	81
* Rosetta Resources Inc.	1,734	81
World Fuel Services Corp.	2,058	79
* Kodiak Oil & Gas Corp.	7,265	73
* Helix Energy Solutions Group Inc.	2,883	72
* SandRidge Energy Inc.	13,398	69
* First Solar Inc.	1,862	68
Targa Resources Corp.	943	64
* Unit Corp.	1,351	62
SemGroup Corp. Class A	1,160	61
Energy XXI Bermuda Ltd.	2,270	60
Berry Petroleum Co. Class A	1,431	59
* Hornbeck Offshore Services Inc.	1,034	56
* PDC Energy Inc.	978	56
* McDermott International Inc.	6,488	49
SEACOR Holdings Inc.	550	46
Western Refining Inc.	1,525	45
Golar LNG Ltd.	1,156	43
CARBO Ceramics Inc.	523	43
* Exterran Holdings Inc.	1,495	41
* Stone Energy Corp.	1,387	38
* Carrizo Oil & Gas Inc.	1,098	38
* Alpha Natural Resources Inc.	5,748	35
* SunCoke Energy Inc.	2,077	33
* Laredo Petroleum Holdings Inc.	1,229	32
* Halcon Resources Corp.	6,596	31
* Hercules Offshore Inc.	4,287	31
* Bonanza Creek Energy Inc.	760	30
* Key Energy Services Inc.	4,511	30
* Newpark Resources Inc.	2,650	29
Arch Coal Inc.	6,520	29
* Bill Barrett Corp.	1,345	29
* EPL Oil & Gas Inc.	855	29
* Rex Energy Corp.	1,384	29
* TETRA Technologies Inc.	2,364	28
* Kosmos Energy Ltd.	2,717	28
* Forum Energy Technologies Inc.	1,015	27
* Geospace Technologies Corp.	375	26
* C&J Energy Services Inc.	1,272	26
RPC Inc.	1,803	26
EXCO Resources Inc.	3,470	25
* Clean Energy Fuels Corp.	1,981	25
* SunPower Corp. Class A	1,146	25
* Magnum Hunter Resources Corp.	5,175	24
* Northern Oil and Gas Inc.	1,850	24
Delek US Holdings Inc.	958	24
* Cloud Peak Energy Inc.	1,513	24
Crosstex Energy Inc.	1,210	24
* Flotek Industries Inc.	1,188	24
* GT Advanced Technologies Inc.	3,606	23
* Approach Resources Inc.	995	23
* Diamondback Energy Inc.	565	23
Walter Energy Inc.	1,706	22
* Matador Resources Co.	1,278	22
* Forest Oil Corp.	3,815	21
* Parker Drilling Co.	3,614	21
* ION Geophysical Corp.	3,983	19
* Goodrich Petroleum Corp.	857	18
* Sanchez Energy Corp.	734	18
PBF Energy Inc. Class A	797	18

11

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* SolarCity Corp.	557	17
* Resolute Energy Corp.	2,207	17
Comstock Resources Inc.	1,167	17
* Era Group Inc.	668	17
* Tesco Corp.	1,054	16
* Solazyme Inc.	1,421	16
CVR Energy Inc.	372	16
* RigNet Inc.	408	15
* Green Plains Renewable Energy Inc.	871	14
* Matrix Service Co.	887	14
W&T Offshore Inc.	849	13
Gulf Island Fabrication Inc.	530	12
* Natural Gas Services Group Inc.	453	12
* Vantage Drilling Co.	7,015	12
* Triangle Petroleum Corp.	1,777	12
* Swift Energy Co.	1,028	12
Contango Oil & Gas Co.	320	11
* Capstone Turbine Corp.	9,974	11
* Dawson Geophysical Co.	308	11
* Clayton Williams Energy Inc.	210	10
* Synergy Resources Corp.	1,101	10
* Pioneer Energy Services Corp.	1,513	10
* Renewable Energy Group Inc.	648	10
* Basic Energy Services Inc.	785	9
* EnerNOC Inc.	628	9
Nuverra Environmental Solutions Inc.	3,464	8
* Willbros Group Inc.	872	8
* Vaalco Energy Inc.	1,425	8
* PowerSecure International Inc.	490	8
* Emerald Oil Inc.	1,149	7
* BPZ Resources Inc.	2,882	7
* Midstates Petroleum Co. Inc.	1,437	6
Alon USA Energy Inc.	452	6
* Penn Virginia Corp.	1,004	5
* Endeavour International Corp.	907	5
* Miller Energy Resources Inc.	704	4
Equal Energy Ltd.	919	4
* FuelCell Energy Inc.	3,405	4
* PetroQuest Energy Inc.	988	4
* Evolution Petroleum Corp.	365	4
* KiOR Inc.	1,838	4
* Warren Resources Inc.	1,408	4
* Mitcham Industries Inc.	223	4
* Cal Dive International Inc.	1,930	4
* Abraxas Petroleum Corp.	1,531	4
* Callon Petroleum Co.	851	4
Panhandle Oil and Gas Inc. Class A	132	4
* Quicksilver Resources Inc.	2,226	4
* FX Energy Inc.	1,066	4
* REX American Resources Corp.	118	3
Adams Resources & Energy Inc.	55	3
* Westmoreland Coal Co.	255	3
* Apco Oil and Gas International Inc.	205	3
* Gastar Exploration Ltd.	914	3
* Ameresco Inc. Class A	333	3
Bolt Technology Corp.	161	3
* Arabian American Development Co.	337	3
TGC Industries Inc.	301	2
* Edgen Group Inc.	298	2
* Amyris Inc.	752	2
* L&L Energy Inc.	776	2
* Isramco Inc.	15	2
* Crimson Exploration Inc.	449	1
Hallador Energy Co.	134	1

12

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Global Geophysical Services Inc.	301	1
* ZaZa Energy Corp.	701	1
* Enphase Energy Inc.	88	1
		47,899
Financial Services (18.9%)
* Berkshire Hathaway Inc. Class B	49,440	5,499
Wells Fargo & Co.	132,633	5,449
JPMorgan Chase & Co.	103,834	5,247
Bank of America Corp.	296,154	4,182
Citigroup Inc.	83,593	4,040
Visa Inc. Class A	14,353	2,503
Mastercard Inc. Class A	3,211	1,946
Goldman Sachs Group Inc.	12,596	1,916
* American International Group Inc.	40,558	1,884
American Express Co.	26,029	1,872
US Bancorp	50,813	1,836
Simon Property Group Inc.	8,518	1,240
MetLife Inc.	24,561	1,134
Morgan Stanley	41,832	1,078
PNC Financial Services Group Inc.	14,545	1,051
Capital One Financial Corp.	16,048	1,036
Prudential Financial Inc.	12,747	955
Bank of New York Mellon Corp.	31,885	948
BlackRock Inc.	3,588	934
State Street Corp.	12,530	836
Travelers Cos. Inc.	10,341	826
ACE Ltd.	9,346	820
American Tower Corporation	10,865	755
Aflac Inc.	12,808	740
BB&T Corp.	19,277	655
Discover Financial Services	13,473	637
Charles Schwab Corp.	30,162	630
Marsh & McLennan Cos. Inc.	15,145	624
CME Group Inc.	8,706	619
Allstate Corp.	12,875	617
Public Storage	3,934	601
Chubb Corp.	7,121	592
Aon plc	8,493	564
Franklin Resources Inc.	11,287	521
Equity Residential	9,895	513
HCP Inc.	12,486	509
Ventas Inc.	8,054	501
T. Rowe Price Group Inc.	7,125	500
Prologis Inc.	13,687	482
Health Care REIT Inc.	7,818	480
Ameriprise Financial Inc.	5,537	477
SunTrust Banks Inc.	14,840	475
AvalonBay Communities Inc.	3,555	440
Fifth Third Bancorp	24,028	439
Weyerhaeuser Co.	15,996	438
Boston Properties Inc.	4,169	427
Vornado Realty Trust	5,136	418
Progressive Corp.	16,571	415
M&T Bank Corp.	3,545	402
Loews Corp.	8,437	375
Invesco Ltd.	12,216	371
Hartford Financial Services Group Inc.	12,524	371
Regions Financial Corp.	38,828	365
Northern Trust Corp.	6,573	361
* IntercontinentalExchange Inc.	2,000	360
Fidelity National Information Services Inc.	8,053	358
* Fiserv Inc.	3,659	352
Host Hotels & Resorts Inc.	20,459	348

13

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Moody's Corp.	5,343	340
Thomson Reuters Corp.	10,257	337
Principal Financial Group Inc.	8,061	330
General Growth Properties Inc.	16,334	313
Lincoln National Corp.	7,376	310
Annaly Capital Management Inc.	26,026	304
KeyCorp	25,288	295
SLM Corp.	12,204	293
NYSE Euronext	6,676	279
Western Union Co.	15,305	268
* CIT Group Inc.	5,529	265
* Alliance Data Systems Corp.	1,352	265
* Affiliated Managers Group Inc.	1,450	253
American Capital Agency Corp.	10,896	248
XL Group plc Class A	8,030	237
Kimco Realty Corp.	11,261	226
SL Green Realty Corp.	2,526	220
Unum Group	7,362	217
Realty Income Corp.	5,415	214
Macerich Co.	3,795	214
Comerica Inc.	5,153	210
Cincinnati Financial Corp.	4,514	206
Leucadia National Corp.	8,175	204
Plum Creek Timber Co. Inc.	4,503	200
Digital Realty Trust Inc.	3,553	198
Equifax Inc.	3,334	197
* Arch Capital Group Ltd.	3,683	196
* Markel Corp.	382	195
* FleetCor Technologies Inc.	1,880	194
Rayonier Inc.	3,488	193
Huntington Bancshares Inc.	23,224	191
Everest Re Group Ltd.	1,385	190
* Alleghany Corp.	467	181
New York Community Bancorp Inc.	12,230	179
Torchmark Corp.	2,568	177
Federal Realty Investment Trust	1,811	176
* CBRE Group Inc. Class A	7,762	170
TD Ameritrade Holding Corp.	6,519	167
* Genworth Financial Inc. Class A	13,803	163
UDR Inc.	6,989	158
Essex Property Trust Inc.	1,062	152
Fidelity National Financial Inc. Class A	6,151	146
Zions Bancorporation	5,154	144
* Realogy Holdings Corp.	3,375	143
* Ocwen Financial Corp.	2,818	142
Arthur J Gallagher & Co.	3,430	142
Camden Property Trust	2,293	142
First Republic Bank	3,143	139
Raymond James Financial Inc.	3,305	138
Axis Capital Holdings Ltd.	3,214	138
PartnerRe Ltd.	1,564	136
Hudson City Bancorp Inc.	14,827	136
Reinsurance Group of America Inc. Class A	2,038	132
Duke Realty Corp.	9,035	132
Eaton Vance Corp.	3,373	130
Ares Capital Corp.	7,338	129
* MSCI Inc. Class A	3,399	128
Total System Services Inc.	4,597	127
FactSet Research Systems Inc.	1,239	127
Liberty Property Trust	3,653	126
WR Berkley Corp.	3,055	126
Extra Space Storage Inc.	3,024	125
People's United Financial Inc.	8,728	124
Lazard Ltd. Class A	3,495	124

14

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
SEI Investments Co.	4,066	121
HCC Insurance Holdings Inc.	2,834	120
Alexandria Real Estate Equities Inc.	1,929	119
Regency Centers Corp.	2,481	118
Taubman Centers Inc.	1,739	117
Senior Housing Properties Trust	5,150	117
Jack Henry & Associates Inc.	2,324	116
Starwood Property Trust Inc.	4,577	114
* Signature Bank	1,293	113
Assurant Inc.	2,137	113
DDR Corp.	7,212	112
CBOE Holdings Inc.	2,429	111
* E*TRADE Financial Corp.	7,865	110
Waddell & Reed Financial Inc. Class A	2,313	110
American Financial Group Inc.	2,135	110
* Howard Hughes Corp.	1,074	110
Apartment Investment & Management Co. Class A	3,968	109
East West Bancorp Inc.	3,653	107
Dun & Bradstreet Corp.	1,072	107
Corrections Corp. of America	3,180	105
RenaissanceRe Holdings Ltd.	1,194	104
* American Capital Ltd.	8,298	104
Kilroy Realty Corp.	2,115	103
WP Carey Inc.	1,567	103
Cullen/Frost Bankers Inc.	1,452	103
Hospitality Properties Trust	3,755	101
* SVB Financial Group	1,225	101
Global Payments Inc.	2,125	101
Old Republic International Corp.	7,044	100
BRE Properties Inc.	2,068	99
Prosperity Bancshares Inc.	1,658	99
Legg Mason Inc.	3,042	99
First Niagara Financial Group Inc.	9,772	99
Brown & Brown Inc.	3,162	98
National Retail Properties Inc.	3,198	98
Jones Lang LaSalle Inc.	1,183	97
Broadridge Financial Solutions Inc.	3,257	97
Validus Holdings Ltd.	2,799	97
Two Harbors Investment Corp.	10,155	97
American Campus Communities Inc.	2,891	96
White Mountains Insurance Group Ltd.	172	96
BioMed Realty Trust Inc.	5,157	95
FirstMerit Corp.	4,446	94
Weingarten Realty Investors	3,268	94
Assured Guaranty Ltd.	4,631	92
Omega Healthcare Investors Inc.	3,231	92
* Spirit Realty Capital Inc.	10,274	89
* Popular Inc.	2,877	89
NASDAQ OMX Group Inc.	2,989	89
Commerce Bancshares Inc.	2,064	89
Protective Life Corp.	2,121	89
Douglas Emmett Inc.	3,825	88
Home Properties Inc.	1,525	88
* WEX Inc.	1,092	87
City National Corp.	1,324	87
CBL & Associates Properties Inc.	4,472	86
Allied World Assurance Co. Holdings AG	935	86
Synovus Financial Corp.	26,875	86
Chimera Investment Corp.	28,435	84
Highwoods Properties Inc.	2,469	83
ProAssurance Corp.	1,736	82
Piedmont Office Realty Trust Inc. Class A	4,760	82
CNO Financial Group Inc.	5,959	81
RLJ Lodging Trust	3,511	81

15

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Equity Lifestyle Properties Inc.	2,276	79
Prospect Capital Corp.	7,138	79
* Forest City Enterprises Inc. Class A	4,405	79
Tanger Factory Outlet Centers	2,548	79
CommonWealth REIT	3,150	77
* Portfolio Recovery Associates Inc.	1,419	75
First Horizon National Corp.	6,763	75
Associated Banc-Corp	4,639	74
Hancock Holding Co.	2,292	74
Lender Processing Services Inc.	2,306	74
Mid-America Apartment Communities Inc.	1,181	73
Financial Engines Inc.	1,358	73
MFA Financial Inc.	9,918	71
* Stifel Financial Corp.	1,724	69
LaSalle Hotel Properties	2,596	69
Federated Investors Inc. Class B	2,517	68
* CoreLogic Inc.	2,655	68
Aspen Insurance Holdings Ltd.	1,900	68
Webster Financial Corp.	2,552	68
Fulton Financial Corp.	5,514	67
StanCorp Financial Group Inc.	1,263	66
Hanover Insurance Group Inc.	1,240	66
Post Properties Inc.	1,457	66
Radian Group Inc.	4,844	66
* Vantiv Inc. Class A	2,468	65
* MGIC Investment Corp.	9,017	65
Susquehanna Bancshares Inc.	5,150	65
Bank of Hawaii Corp.	1,253	65
CubeSmart	3,848	64
CapitalSource Inc.	5,459	63
TCF Financial Corp.	4,453	63
EPR Properties	1,277	63
* Zillow Inc. Class A	641	62
ING US Inc.	2,141	62
Endurance Specialty Holdings Ltd.	1,208	61
Primerica Inc.	1,630	61
First American Financial Corp.	2,894	60
Geo Group Inc.	1,912	60
American Realty Capital Properties Inc.	4,418	59
Healthcare Realty Trust Inc.	2,612	59
NorthStar Realty Finance Corp.	6,585	58
Washington Federal Inc.	2,752	57
Brandywine Realty Trust	4,432	57
Corporate Office Properties Trust	2,477	56
Valley National Bancorp	5,563	56
Sovran Self Storage Inc.	835	55
* Sunstone Hotel Investors Inc.	4,593	55
Invesco Mortgage Capital Inc.	3,607	55
MarketAxess Holdings Inc.	1,087	55
BankUnited Inc.	1,863	55
LPL Financial Holdings Inc.	1,491	55
Colonial Properties Trust	2,460	54
DiamondRock Hospitality Co.	5,489	53
Lexington Realty Trust	4,516	53
Retail Properties of America Inc.	3,899	52
DCT Industrial Trust Inc.	7,770	52
Mack-Cali Realty Corp.	2,403	52
UMB Financial Corp.	864	52
Fair Isaac Corp.	1,026	51
Medical Properties Trust Inc.	4,439	51
FNB Corp.	4,204	51
Glacier Bancorp Inc.	2,113	50
BOK Financial Corp.	775	50
Platinum Underwriters Holdings Ltd.	852	49

16

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
BancorpSouth Inc.	2,534	49
Umpqua Holdings Corp.	2,991	49
Hatteras Financial Corp.	2,650	48
Erie Indemnity Co. Class A	656	48
Apollo Investment Corp.	6,127	48
Capitol Federal Financial Inc.	3,932	48
First Financial Bankshares Inc.	837	48
EastGroup Properties Inc.	853	48
RLI Corp.	608	47
* Euronet Worldwide Inc.	1,381	47
Chambers Street Properties	6,424	47
Washington REIT	1,936	47
* Texas Capital Bancshares Inc.	1,061	47
Cathay General Bancorp	2,107	46
Potlatch Corp.	1,192	46
First Industrial Realty Trust Inc.	2,996	45
Cousins Properties Inc.	4,516	45
ARMOUR Residential REIT Inc.	10,682	45
Kemper Corp.	1,311	45
Trustmark Corp.	1,765	44
Morningstar Inc.	584	44
* MBIA Inc.	3,692	44
Home Loan Servicing Solutions Ltd.	1,905	43
Redwood Trust Inc.	2,390	43
* Alexander & Baldwin Inc.	1,179	42
Glimcher Realty Trust	4,273	42
* First Cash Financial Services Inc.	760	42
Pebblebrook Hotel Trust	1,640	42
Iberiabank Corp.	800	42
* Cardtronics Inc.	1,205	42
New Residential Investment Corp.	6,529	41
Evercore Partners Inc. Class A	921	41
MB Financial Inc.	1,514	41
PennyMac Mortgage Investment Trust	1,936	41
Sun Communities Inc.	940	40
* Strategic Hotels & Resorts Inc.	4,885	40
CYS Investments Inc.	5,138	39
First Citizens BancShares Inc.Class A	195	39
Wintrust Financial Corp.	994	39
Heartland Payment Systems Inc.	1,060	39
United Bankshares Inc.	1,399	39
Acadia Realty Trust	1,650	38
DuPont Fabros Technology Inc.	1,688	38
PrivateBancorp Inc.	1,758	38
Ryman Hospitality Properties Inc.	1,147	38
PS Business Parks Inc.	519	38
* Enstar Group Ltd.	278	37
Westamerica Bancorporation	785	37
Greenhill & Co. Inc.	775	37
Northwest Bancshares Inc.	2,751	37
Pennsylvania REIT	1,976	37
* Walter Investment Management Corp.	998	37
Bank of the Ozarks Inc.	803	36
Old National Bancorp	2,770	36
Symetra Financial Corp.	2,102	36
Community Bank System Inc.	1,087	36
American Equity Investment Life Holding Co.	1,795	36
National Health Investors Inc.	645	35
Fifth Street Finance Corp.	3,398	35
First Financial Holdings Inc.	650	35
LTC Properties Inc.	986	35
* St. Joe Co.	1,799	35
Cash America International Inc.	809	35
PacWest Bancorp	1,030	34

17

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Selective Insurance Group Inc.	1,486	34
Colony Financial Inc.	1,720	34
* Western Alliance Bancorp	2,034	33
Government Properties Income Trust	1,421	33
Capstead Mortgage Corp.	2,828	33
Equity One Inc.	1,557	33
Home BancShares Inc.	1,267	32
Janus Capital Group Inc.	3,850	32
Main Street Capital Corp.	1,105	32
Franklin Street Properties Corp.	2,623	32
International Bancshares Corp.	1,455	32
First Midwest Bancorp Inc.	2,113	32
Mercury General Corp.	719	32
Astoria Financial Corp.	2,565	32
CVB Financial Corp.	2,456	31
American Capital Mortgage Investment Corp.	1,561	31
Amtrust Financial Services Inc.	859	31
* Nationstar Mortgage Holdings Inc.	615	31
Horace Mann Educators Corp.	1,154	30
Columbia Banking System Inc.	1,299	30
Hersha Hospitality Trust Class A	5,747	30
National Penn Bancshares Inc.	2,956	30
Healthcare Trust of America Inc. Class A	2,875	30
Chesapeake Lodging Trust	1,340	29
EverBank Financial Corp.	2,077	29
Montpelier Re Holdings Ltd.	1,173	29
* WisdomTree Investments Inc.	2,593	29
Argo Group International Holdings Ltd.	703	29
BBCN Bancorp Inc.	2,143	29
* Pinnacle Financial Partners Inc.	1,020	29
* Virtus Investment Partners Inc.	163	28
* Encore Capital Group Inc.	662	28
CNA Financial Corp.	795	28
Education Realty Trust Inc.	3,252	28
* iStar Financial Inc.	2,497	28
Provident Financial Services Inc.	1,701	28
Retail Opportunity Investments Corp.	2,116	27
Investors Bancorp Inc.	1,308	27
NBT Bancorp Inc.	1,271	27
Nelnet Inc. Class A	715	27
Solar Capital Ltd.	1,229	27
Kennedy-Wilson Holdings Inc.	1,441	27
American Assets Trust Inc.	896	27
National Bank Holdings Corp. Class A	1,349	26
Park National Corp.	344	26
First Financial Bancorp	1,729	26
* TFS Financial Corp.	2,377	26
* Ambac Financial Group Inc.	1,162	26
Hercules Technology Growth Capital Inc.	1,754	25
Hudson Pacific Properties Inc.	1,259	25
* Hilltop Holdings Inc.	1,602	25
OFG Bancorp	1,430	25
Triangle Capital Corp.	841	25
Advent Software Inc.	902	24
Boston Private Financial Holdings Inc.	2,359	24
* BofI Holding Inc.	372	24
Independent Bank Corp.	676	24
HFF Inc. Class A	1,043	24
* Greenlight Capital Re Ltd. Class A	893	24
Chemical Financial Corp.	873	24
Sabra Health Care REIT Inc.	1,070	24
Inland Real Estate Corp.	2,396	24
* World Acceptance Corp.	273	23
American National Insurance Co.	220	23

18

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Ezcorp Inc. Class A	1,352	23
* Credit Acceptance Corp.	213	23
PennantPark Investment Corp.	2,054	23
Interactive Brokers Group Inc.	1,355	23
BlackRock Kelso Capital Corp.	2,306	23
Sterling Financial Corp.	920	22
CapLease Inc.	2,592	22
Banco Latinoamericano de Comercio Exterior SA	913	22
ViewPoint Financial Group Inc.	1,097	22
Ramco-Gershenson Properties Trust	1,476	21
* Forestar Group Inc.	1,070	21
Campus Crest Communities Inc.	2,017	21
Investors Real Estate Trust	2,599	21
* FelCor Lodging Trust Inc.	3,839	21
STAG Industrial Inc.	1,049	21
Tower Group International Ltd.	1,483	21
S&T Bancorp Inc.	928	21
Stewart Information Services Corp.	681	21
Associated Estates Realty Corp.	1,501	21
Employers Holdings Inc.	756	20
Ashford Hospitality Trust Inc.	1,733	20
BGC Partners Inc. Class A	3,497	20
City Holding Co.	476	19
FXCM Inc. Class A	1,009	19
Anworth Mortgage Asset Corp.	4,256	19
AMERISAFE Inc.	577	19
Cohen & Steers Inc.	598	19
Parkway Properties Inc.	1,132	19
New Mountain Finance Corp.	1,245	18
EVERTEC Inc.	762	18
Northfield Bancorp Inc.	1,502	18
WesBanco Inc.	626	18
* Piper Jaffray Cos.	550	18
First Commonwealth Financial Corp.	2,437	18
Excel Trust Inc.	1,532	18
First Potomac Realty Trust	1,432	18
* Green Dot Corp. Class A	774	18
* Eagle Bancorp Inc.	694	18
Tompkins Financial Corp.	407	18
Resource Capital Corp.	3,035	18
Kite Realty Group Trust	2,963	17
Summit Hotel Properties Inc.	1,789	17
Infinity Property & Casualty Corp.	282	17
THL Credit Inc.	1,082	17
Oritani Financial Corp.	1,085	17
* Global Cash Access Holdings Inc.	2,184	17
Select Income REIT	672	16
* Investment Technology Group Inc.	959	16
TICC Capital Corp.	1,686	16
Banner Corp.	472	16
AG Mortgage Investment Trust Inc.	913	16
* KCG Holdings Inc. Class A	1,846	16
Artisan Partners Asset Management Inc.	328	16
Maiden Holdings Ltd.	1,191	16
Golub Capital BDC Inc.	901	16
Safety Insurance Group Inc.	309	15
Brookline Bancorp Inc.	1,695	15
CoreSite Realty Corp.	503	15
StellarOne Corp.	747	15
Renasant Corp.	607	15
* Ameris Bancorp	794	15
Southside Bancshares Inc.	604	15
Berkshire Hills Bancorp Inc.	604	15
* United Community Banks Inc.	1,021	15

19

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* MoneyGram International Inc.	720	15
Apollo Commercial Real Estate Finance Inc.	967	15
Provident New York Bancorp	1,406	14
United Fire Group Inc.	490	14
Chatham Lodging Trust	767	14
* Virginia Commerce Bancorp Inc.	929	14
* Navigators Group Inc.	248	14
Heartland Financial USA Inc.	495	13
Cass Information Systems Inc.	256	13
Dynex Capital Inc.	1,672	13
Alexander's Inc.	49	13
First Interstate Bancsystem Inc.	587	13
Terreno Realty Corp.	758	13
Flushing Financial Corp.	743	13
* eHealth Inc.	480	13
Western Asset Mortgage Capital Corp.	842	13
RAIT Financial Trust	2,117	13
TrustCo Bank Corp. NY	2,238	13
Sandy Spring Bancorp Inc.	584	13
Lakeland Financial Corp.	418	13
Apollo Residential Mortgage Inc.	853	13
* Tejon Ranch Co.	435	13
Wilshire Bancorp Inc.	1,579	13
Community Trust Bancorp Inc.	338	13
* Capital Bank Financial Corp.	645	13
Bancfirst Corp.	247	13
Hanmi Financial Corp.	761	12
Dime Community Bancshares Inc.	780	12
First Merchants Corp.	726	12
* Altisource Residential Corp.	647	12
* Bancorp Inc.	771	12
Westwood Holdings Group Inc.	255	12
SY Bancorp Inc.	456	12
* Taylor Capital Group Inc.	559	12
WSFS Financial Corp.	198	12
HCI Group Inc.	336	12
* PICO Holdings Inc.	555	12
National Western Life Insurance Co. Class A	59	12
Cardinal Financial Corp.	710	12
* First BanCorp	1,808	12
Urstadt Biddle Properties Inc. Class A	589	12
* Cowen Group Inc. Class A	3,546	11
Universal Health Realty Income Trust	286	11
Getty Realty Corp.	622	11
FBL Financial Group Inc. Class A	257	11
Union First Market Bankshares Corp.	527	11
MVC Capital Inc.	898	11
Hudson Valley Holding Corp.	597	11
Arlington Asset Investment Corp. Class A	470	11
Bryn Mawr Bank Corp.	430	11
GFI Group Inc.	2,691	11
* DFC Global Corp.	954	11
State Bank Financial Corp.	710	11
Sterling Bancorp	843	11
Medley Capital Corp.	807	11
TCP Capital Corp.	676	11
Rouse Properties Inc.	567	11
Simmons First National Corp. Class A	428	10
1st Source Corp.	395	10
First Bancorp	704	10
Central Pacific Financial Corp.	577	10
Capital Southwest Corp.	296	10
Washington Trust Bancorp Inc.	323	10
Rockville Financial Inc.	739	10

20

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
TowneBank	685	10
New York Mortgage Trust Inc.	1,580	10
Whitestone REIT	673	10
MCG Capital Corp.	1,945	10
Gladstone Commercial Corp.	530	9
Lakeland Bancorp Inc.	857	9
* NewStar Financial Inc.	696	9
First Financial Corp.	300	9
Monmouth Real Estate Investment Corp. Class A	1,002	9
OneBeacon Insurance Group Ltd. Class A	626	9
Agree Realty Corp.	326	9
Federal Agricultural Mortgage Corp.	262	9
Saul Centers Inc.	202	9
Blackhawk Network Holdings Inc.	355	9
HomeStreet Inc.	442	9
Fidelity Southern Corp.	603	9
CoBiz Financial Inc.	967	9
* Gramercy Property Trust Inc.	2,100	9
* Banc of California Inc.	644	9
* Higher One Holdings Inc.	1,146	9
* Customers Bancorp Inc.	515	8
GAMCO Investors Inc.	145	8
* Suffolk Bancorp	486	8
* Safeguard Scientifics Inc.	567	8
Charter Financial Corp.	795	8
* Walker & Dunlop Inc.	559	8
Universal Insurance Holdings Inc.	1,092	8
CyrusOne Inc.	421	8
Horizon Bancorp	367	8
Cedar Realty Trust Inc.	1,607	8
Consolidated-Tomoka Land Co.	217	8
Winthrop Realty Trust	653	8
Ares Commercial Real Estate Corp.	599	8
Flagstar Bancorp Inc.	512	7
AmREIT Inc.	429	7
* Harbinger Group Inc.	776	7
First Busey Corp.	1,463	7
* Beneficial Mutual Bancorp Inc.	736	7
HomeTrust Bancshares Inc.	416	7
Aviv REIT Inc.	297	7
Trico Bancshares	321	7
* Citizens Inc. Class A	873	7
Diamond Hill Investment Group Inc.	57	6
Meadowbrook Insurance Group Inc.	1,039	6
Centerstate Banks Inc.	675	6
BNC Bancorp	474	6
Bank Mutual Corp.	1,037	6
Univest Corp. of Pennsylvania	323	6
* American Residential Properties Inc.	354	6
German American Bancorp Inc.	253	6
Enterprise Financial Services Corp.	363	6
Park Sterling Corp.	999	6
* American Safety Insurance Holdings Ltd.	197	6
United Financial Bancorp Inc.	378	6
State Auto Financial Corp.	316	6
Camden National Corp.	153	6
Solar Senior Capital Ltd.	327	6
First of Long Island Corp.	156	6
Silver Bay Realty Trust Corp.	362	6
MainSource Financial Group Inc.	397	6
* PennyMac Financial Services Inc. Class A	330	6
First Connecticut Bancorp Inc.	399	6
* Yadkin Financial Corp.	372	6
Great Southern Bancorp Inc.	207	6

21

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* INTL. FCStone Inc.	280	5
* Southwest Bancorp Inc.	369	5
Medallion Financial Corp.	375	5
* Pacific Premier Bancorp Inc.	398	5
Financial Institutions Inc.	280	5
* Metro Bancorp Inc.	271	5
Arrow Financial Corp.	203	5
First Community Bancshares Inc.	340	5
Territorial Bancorp Inc.	231	5
FBR & Co.	188	5
* OmniAmerican Bancorp Inc.	220	5
Fidus Investment Corp.	258	5
KCAP Financial Inc.	571	5
* NewBridge Bancorp	652	5
Armada Hoffler Properties Inc.	491	5
* MPG Office Trust Inc.	1,480	5
National Bankshares Inc.	125	5
Republic Bancorp Inc.Class A	172	5
Meta Financial Group Inc.	142	4
Hannon Armstrong Sustainable Infrastructure Capital Inc.	381	4
* Global Indemnity plc	182	4
First Defiance Financial Corp.	181	4
One Liberty Properties Inc.	204	4
OceanFirst Financial Corp.	265	4
* Phoenix Cos. Inc.	114	4
Pacific Continental Corp.	343	4
West Bancorporation Inc.	335	4
Franklin Financial Corp.	234	4
* GSV Capital Corp.	333	4
* United Community Financial Corp.	1,022	4
Kansas City Life Insurance Co.	93	4
Penns Woods Bancorp Inc.	86	4
* CU Bancorp	243	4
Heritage Financial Corp.	268	4
Citizens & Northern Corp.	211	4
JAVELIN Mortgage Investment Corp.	324	4
Sierra Bancorp	276	4
1st United Bancorp Inc.	552	4
Home Federal Bancorp Inc.	309	4
Fox Chase Bancorp Inc.	232	4
Bank of Marin Bancorp	98	4
* Farmers Capital Bank Corp.	193	4
Manning & Napier Inc.	257	4
Peoples Bancorp Inc.	181	4
* Ladenburg Thalmann Financial Services Inc.	2,243	4
Center Bancorp Inc.	267	4
Baldwin & Lyons Inc.	155	4
* First Security Group Inc.	1,611	4
Nicholas Financial Inc.	225	4
* Xoom Corp.	135	4
Washington Banking Co.	264	4
Doral Financial Corp.	153	4
CNB Financial Corp.	214	4
* Seacoast Banking Corp. of Florida	1,733	4
PennantPark Floating Rate Capital Ltd.	266	4
BankFinancial Corp.	418	4
Gladstone Capital Corp.	425	3
First M&F Corp.	214	3
Calamos Asset Management Inc. Class A	346	3
Westfield Financial Inc.	516	3
Independent Bank Group Inc.	99	3
Oppenheimer Holdings Inc. Class A	193	3
* Firsthand Technology Value Fund Inc.	148	3
* AV Homes Inc.	208	3

22

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Merchants Bancshares Inc.	114	3
Crawford & Co. Class B	439	3
Tree.com Inc.	131	3
Bank of Kentucky Financial Corp.	120	3
National Interstate Corp.	128	3
* Intervest Bancshares Corp. Class A	462	3
Mercantile Bank Corp.	160	3
First Financial Northwest Inc.	300	3
Guaranty Bancorp	270	3
* Sun Bancorp Inc.	872	3
Ames National Corp.	157	3
* Preferred Bank	197	3
* Bridge Capital Holdings	197	3
* Kearny Financial Corp.	323	3
First Bancorp Inc.	194	3
Heritage Commerce Corp.	457	3
Bridge Bancorp Inc.	148	3
LCNB Corp.	157	3
* Imperial Holdings Inc.	446	3
* Regional Management Corp.	110	3
* SWS Group Inc.	573	3
Provident Financial Holdings Inc.	169	3
Gladstone Investment Corp.	438	3
C&F Financial Corp.	59	3
NGP Capital Resources Co.	465	3
Thomas Properties Group Inc.	527	3
* Chemung Financial Corp.	93	3
MidWestOne Financial Group Inc.	122	3
American National Bankshares Inc.	130	3
MidSouth Bancorp Inc.	187	3
Peapack Gladstone Financial Corp.	167	3
* Hallmark Financial Services Inc.	327	3
MetroCorp Bancshares Inc.	271	3
* Macatawa Bank Corp.	613	3
UMH Properties Inc.	282	3
* Planet Payment Inc.	1,098	3
* Meridian Interstate Bancorp Inc.	136	3
Northrim BanCorp Inc.	117	3
Eastern Insurance Holdings Inc.	131	3
Bar Harbor Bankshares	72	3
* Consumer Portfolio Services Inc.	439	3
* Roma Financial Corp.	142	3
* First NBC Bank Holding Co.	108	3
Ellington Residential Mortgage REIT	167	3
* Heritage Oaks Bancorp	403	3
* NASB Financial Inc.	93	2
Independence Holding Co.	175	2
Donegal Group Inc. Class A	181	2
Stellus Capital Investment Corp.	161	2
Investors Title Co.	34	2
* BBX Capital Corp.	187	2
ESB Financial Corp.	200	2
* Capital City Bank Group Inc.	198	2
Garrison Capital Inc.	155	2
WhiteHorse Finance Inc.	149	2
* Tristate Capital Holdings Inc.	170	2
* Home Bancorp Inc.	129	2
Middleburg Financial Corp.	117	2
Access National Corp.	159	2
Gain Capital Holdings Inc.	285	2
Resource America Inc. Class A	283	2
JMP Group Inc.	325	2
ESSA Bancorp Inc.	195	2
EMC Insurance Group Inc.	74	2

23

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Hingham Institution for Savings	31	2
* Waterstone Financial Inc.	207	2
ZAIS Financial Corp.	124	2
Century Bancorp Inc.Class A	60	2
Enterprise Bancorp Inc.	100	2
Horizon Technology Finance Corp.	131	2
Clifton Savings Bancorp Inc.	141	2
CommunityOne Bancorp	198	2
Pzena Investment Management Inc. Class A	244	2
Griffin Land & Nurseries Inc.	47	1
* Palmetto Bancshares Inc.	116	1
* Hampton Roads Bankshares Inc.	871	1
Intersections Inc.	145	1
* ConnectOne Bancorp Inc.	40	1
* Cascade Bancorp	210	1
* Fortegra Financial Corp.	165	1
California First National Bancorp	69	1
* Health Insurance Innovations Inc. Class A	99	1
* First Marblehead Corp.	1,214	1
CIFC Corp.	76	1
* First Federal Bancshares of Arkansas Inc.	36	—
* VantageSouth Bancshares Inc.	33	—
		95,086
Health Care (12.5%)
Johnson & Johnson	77,165	6,668
Pfizer Inc.	183,733	5,183
Merck & Co. Inc.	82,954	3,923
* Gilead Sciences Inc.	41,904	2,526
Amgen Inc.	20,604	2,245
UnitedHealth Group Inc.	28,022	2,010
Bristol-Myers Squibb Co.	45,124	1,881
AbbVie Inc.	43,508	1,854
* Celgene Corp.	11,459	1,604
Medtronic Inc.	27,912	1,444
* Express Scripts Holding Co.	22,459	1,435
Abbott Laboratories	42,825	1,427
Eli Lilly & Co.	27,232	1,400
* Biogen Idec Inc.	6,522	1,389
Baxter International Inc.	14,889	1,036
Thermo Fisher Scientific Inc.	9,861	876
Covidien plc	12,925	768
McKesson Corp.	6,226	756
Allergan Inc.	8,143	720
WellPoint Inc.	8,252	703
Aetna Inc.	10,392	659
Cigna Corp.	7,839	617
Stryker Corp.	9,118	610
* Alexion Pharmaceuticals Inc.	5,361	578
* Regeneron Pharmaceuticals Inc.	2,201	533
Becton Dickinson and Co.	5,337	520
* Actavis Inc.	3,663	495
* Vertex Pharmaceuticals Inc.	6,396	481
Cardinal Health Inc.	9,391	472
* Intuitive Surgical Inc.	1,104	427
Zoetis Inc.	13,735	400
Humana Inc.	4,327	398
St. Jude Medical Inc.	7,785	392
* Boston Scientific Corp.	37,062	392
* Cerner Corp.	8,147	375
* Mylan Inc.	10,470	370
Zimmer Holdings Inc.	4,626	366
AmerisourceBergen Corp. Class A	6,344	361
* Life Technologies Corp.	4,728	352

24

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Perrigo Co.	2,584	314
* Forest Laboratories Inc.	7,326	312
* Catamaran Corp.	5,657	311
HCA Holdings Inc.	7,352	281
* DaVita HealthCare Partners Inc.	2,531	272
* Illumina Inc.	3,417	266
Quest Diagnostics Inc.	4,343	255
CR Bard Inc.	2,211	254
* BioMarin Pharmaceutical Inc.	3,821	250
* Onyx Pharmaceuticals Inc.	2,000	247
* Laboratory Corp. of America Holdings	2,555	245
* Henry Schein Inc.	2,397	242
* Edwards Lifesciences Corp.	3,115	219
* CareFusion Corp.	6,065	217
* Varian Medical Systems Inc.	2,994	211
ResMed Inc.	3,947	186
* Pharmacyclics Inc.	1,621	181
* Hospira Inc.	4,614	180
Cooper Cos. Inc.	1,342	175
Universal Health Services Inc. Class B	2,530	171
DENTSPLY International Inc.	3,872	163
Omnicare Inc.	2,924	159
* Hologic Inc.	7,282	155
Warner Chilcott plc Class A	7,036	151
* IDEXX Laboratories Inc.	1,516	142
* MEDNAX Inc.	1,361	133
* QIAGEN NV	6,573	132
* Endo Health Solutions Inc.	3,070	126
* Covance Inc.	1,544	125
* Jazz Pharmaceuticals plc	1,418	124
* Seattle Genetics Inc.	2,832	120
* Medivation Inc.	2,073	117
* Cubist Pharmaceuticals Inc.	1,758	111
* Tenet Healthcare Corp.	2,844	111
* Salix Pharmaceuticals Ltd.	1,645	110
PerkinElmer Inc.	3,036	109
* Alkermes plc	3,394	108
* athenahealth Inc.	1,011	107
Community Health Systems Inc.	2,551	100
* Incyte Corp. Ltd.	2,902	98
* Sirona Dental Systems Inc.	1,487	96
Patterson Cos. Inc.	2,376	95
* Ariad Pharmaceuticals Inc.	5,074	94
Questcor Pharmaceuticals Inc.	1,392	93
* Health Management Associates Inc. Class A	7,189	92
* United Therapeutics Corp.	1,267	90
Teleflex Inc.	1,125	87
* Centene Corp.	1,505	86
* Align Technology Inc.	1,952	85
* Alnylam Pharmaceuticals Inc.	1,610	83
* Theravance Inc.	2,206	79
Techne Corp.	1,008	78
* Isis Pharmaceuticals Inc.	2,983	77
* HealthSouth Corp.	2,370	75
* WellCare Health Plans Inc.	1,164	74
* PAREXEL International Corp.	1,593	74
* Team Health Holdings Inc.	1,922	74
Mallinckrodt plc	1,649	72
* Aegerion Pharmaceuticals Inc.	816	71
* Alere Inc.	2,243	70
* Allscripts Healthcare Solutions Inc.	4,754	69
West Pharmaceutical Services Inc.	932	69
* Health Net Inc.	2,259	68
* Medidata Solutions Inc.	760	68

25

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
*	NPS Pharmaceuticals Inc.	2,702	68
*	VCA Antech Inc.	2,436	66
*	Brookdale Senior Living Inc. Class A	2,638	66
	STERIS Corp.	1,572	64
*	Cepheid Inc.	1,788	64
*	Bruker Corp.	3,141	63
*	Bio-Rad Laboratories Inc. Class A	551	63
*	Charles River Laboratories International Inc.	1,358	63
	Owens & Minor Inc.	1,773	60
*	LifePoint Hospitals Inc.	1,333	60
*	HMS Holdings Corp.	2,398	60
	Hill-Rom Holdings Inc.	1,721	59
*	Myriad Genetics Inc.	2,226	58
*	Thoratec Corp.	1,628	58
*	Medicines Co.	1,789	57
*	Haemonetics Corp.	1,404	56
*	MWI Veterinary Supply Inc.	358	54
*	ViroPharma Inc.	1,734	52
*	Insulet Corp.	1,564	52
*	DexCom Inc.	1,855	50
*	Celldex Therapeutics Inc.	2,227	48
*	Prestige Brands Holdings Inc.	1,484	48
*,^	Opko Health Inc.	5,187	48
*	Magellan Health Services Inc.	782	44
*	Arena Pharmaceuticals Inc.	6,486	42
	Air Methods Corp.	1,005	41
*	Acorda Therapeutics Inc.	1,166	39
*	Nektar Therapeutics	3,117	38
*	Impax Laboratories Inc.	1,849	38
*	Acadia Healthcare Co. Inc.	980	38
*	Cyberonics Inc.	733	37
*	ImmunoGen Inc.	2,326	37
*	HeartWare International Inc.	468	37
	Chemed Corp.	524	36
*	ACADIA Pharmaceuticals Inc.	1,809	36
*	Vivus Inc.	2,877	36
*	MedAssets Inc.	1,560	35
*	Neogen Corp.	640	35
*	Sarepta Therapeutics Inc.	999	34
	Masimo Corp.	1,373	34
*	Santarus Inc.	1,506	34
*	InterMune Inc.	2,351	34
*	Volcano Corp.	1,564	33
*	Amsurg Corp. Class A	862	32
*	Akorn Inc.	1,760	32
*	Ironwood Pharmaceuticals Inc. Class A	2,629	31
	PDL BioPharma Inc.	3,847	31
*	Quintiles Transnational Holdings Inc.	703	30
*	NuVasive Inc.	1,266	30
*	Clovis Oncology Inc.	458	30
*	Puma Biotechnology Inc.	572	29
*	Hanger Inc.	936	29
*	Neurocrine Biosciences Inc.	1,957	29
*	WebMD Health Corp.	905	28
*	Molina Healthcare Inc.	833	28
*	Exelixis Inc.	5,547	28
*	Emeritus Corp.	1,251	27
*	ICU Medical Inc.	381	27
*	Endologix Inc.	1,718	27
	CONMED Corp.	857	27
*	Ligand Pharmaceuticals Inc. Class B	554	27
*	IPC The Hospitalist Co. Inc.	512	26
*	Wright Medical Group Inc.	1,093	26
	Meridian Bioscience Inc.	1,165	26

26

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
*	Pacira Pharmaceuticals Inc.	716	26
*	Greatbatch Inc.	752	26
	Cantel Medical Corp.	986	26
	Analogic Corp.	339	25
*	Globus Medical Inc.	1,410	25
*	Auxilium Pharmaceuticals Inc.	1,423	25
*	Raptor Pharmaceutical Corp.	1,828	25
	Quality Systems Inc.	1,188	25
*	ArthroCare Corp.	774	25
*	Integra LifeSciences Holdings Corp.	602	24
*	ABIOMED Inc.	1,035	24
	Abaxis Inc.	607	24
*	Halozyme Therapeutics Inc.	2,818	23
*	AVANIR Pharmaceuticals Inc.	4,589	23
*	Quidel Corp.	870	23
*	Infinity Pharmaceuticals Inc.	1,245	23
*	Omnicell Inc.	1,056	23
*,^	MannKind Corp.	3,953	23
*	Vanguard Health Systems Inc.	1,080	23
*	Exact Sciences Corp.	1,951	23
	Ensign Group Inc.	579	22
*	Keryx Biopharmaceuticals Inc.	2,501	21
*	Synageva BioPharma Corp.	444	21
*	Achillion Pharmaceuticals Inc.	3,143	20
*	NxStage Medical Inc.	1,639	20
*	Healthways Inc.	1,060	20
*	Momenta Pharmaceuticals Inc.	1,431	20
*	Luminex Corp.	978	20
*	Orexigen Therapeutics Inc.	2,835	19
	Kindred Healthcare Inc.	1,311	19
*	Capital Senior Living Corp.	908	19
*	AMN Healthcare Services Inc.	1,350	18
*	Accretive Health Inc.	1,944	18
*	ExamWorks Group Inc.	757	18
*	BioScrip Inc.	1,453	18
*	Astex Pharmaceuticals	2,704	18
*	Sangamo Biosciences Inc.	1,779	18
*	Insmed Inc.	1,128	17
*	Bio-Reference Labs Inc.	591	17
*	Dyax Corp.	3,747	17
*	Array BioPharma Inc.	2,958	17
	Hi-Tech Pharmacal Co. Inc.	379	16
*	Spectranetics Corp.	1,020	16
*	Staar Surgical Co.	1,254	16
*	Trius Therapeutics Inc.	1,151	16
	Computer Programs & Systems Inc.	277	15
*	Tornier NV	793	15
*	Immunomedics Inc.	2,503	15
*	MAKO Surgical Corp.	988	15
*	Novavax Inc.	4,636	15
*	GenMark Diagnostics Inc.	1,267	15
*	Repros Therapeutics Inc.	687	15
*	Optimer Pharmaceuticals Inc.	1,141	14
*	Endocyte Inc.	981	14
*	Affymetrix Inc.	2,490	14
*	Cynosure Inc. Class A	600	14
	Select Medical Holdings Corp.	1,612	14
*	Cambrex Corp.	997	14
*	Cardiovascular Systems Inc.	658	14
*	Dendreon Corp.	4,748	13
*	MiMedx Group Inc.	2,173	13
*	Merit Medical Systems Inc.	1,037	13
*	AMAG Pharmaceuticals Inc.	561	13
	Atrion Corp.	55	13

27

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Lexicon Pharmaceuticals Inc.	5,248	13
* Amedisys Inc.	798	13
* Gentiva Health Services Inc.	1,129	13
* Accuray Inc.	1,949	13
* Fluidigm Corp.	625	13
* Curis Inc.	2,894	13
* Genomic Health Inc.	399	13
* Triple-S Management Corp. Class B	657	12
* TESARO Inc.	349	12
* Antares Pharma Inc.	2,725	12
* Accelrys Inc.	1,312	12
* Cerus Corp.	2,253	12
* Emergent Biosolutions Inc.	670	12
Invacare Corp.	779	12
National Healthcare Corp.	252	12
* Vanda Pharmaceuticals Inc.	1,015	12
* Repligen Corp.	1,144	11
Landauer Inc.	235	11
* Idenix Pharmaceuticals Inc.	2,265	11
Spectrum Pharmaceuticals Inc.	1,402	11
* Cadence Pharmaceuticals Inc.	1,968	11
* Anacor Pharmaceuticals Inc.	1,049	11
* Depomed Inc.	1,474	11
* Sciclone Pharmaceuticals Inc.	1,967	10
* Synergy Pharmaceuticals Inc.	2,284	10
* Natus Medical Inc.	767	10
* Sagent Pharmaceuticals Inc.	457	10
* SurModics Inc.	508	10
* Progenics Pharmaceuticals Inc.	1,793	10
* Orthofix International NV	444	10
Intercept Pharmaceuticals Inc.	214	10
* PharMerica Corp.	749	9
* LHC Group Inc.	398	9
* Pacific Biosciences of California Inc.	2,111	9
* Rockwell Medical Inc.	1,586	9
* Coronado Biosciences Inc.	1,076	9
* TearLab Corp.	660	9
* KYTHERA Biopharmaceuticals Inc.	324	9
* Greenway Medical Technologies	627	9
* Sequenom Inc.	2,836	8
Stemline Therapeutics Inc.	237	8
* Corvel Corp.	247	8
* Merrimack Pharmaceuticals Inc.	2,345	8
* Verastem Inc.	574	8
* Hyperion Therapeutics Inc.	315	8
* Symmetry Medical Inc.	939	7
US Physical Therapy Inc.	264	7
Universal American Corp.	995	7
* Providence Service Corp.	267	7
* Navidea Biopharmaceuticals Inc.	2,399	7
* OraSure Technologies Inc.	1,468	7
* Unilife Corp.	2,014	7
* XOMA Corp.	1,470	7
Cytokinetics Inc.	639	7
* Rigel Pharmaceuticals Inc.	2,119	7
* Albany Molecular Research Inc.	601	7
* Cempra Inc.	718	6
* Merge Healthcare Inc.	2,413	6
* Furiex Pharmaceuticals Inc.	166	6
* Osiris Therapeutics Inc.	353	6
* Prothena Corp. plc	307	6
* NewLink Genetics Corp.	353	6
* Portola Pharmaceuticals Inc.	250	6
* Dynavax Technologies Corp.	4,399	6

28

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

			Market
			Value
		Shares	($000)
*	AcelRx Pharmaceuticals Inc.	540	5
*	Synta Pharmaceuticals Corp.	893	5
*	AngioDynamics Inc.	477	5
*	ChemoCentryx Inc.	639	5
*	Chelsea Therapeutics International Ltd.	1,732	5
*	Anika Therapeutics Inc.	215	5
*	Peregrine Pharmaceuticals Inc.	3,538	5
*,^	Galena Biopharma Inc.	2,155	5
*	Vascular Solutions Inc.	295	5
*	Chindex International Inc.	264	4
	Epizyme Inc.	153	4
*	Five Star Quality Care Inc.	818	4
*	TherapeuticsMD Inc.	2,014	4
*	XenoPort Inc.	824	4
*	ZIOPHARM Oncology Inc.	1,342	4
*	Lannett Co. Inc.	296	4
*	Threshold Pharmaceuticals Inc.	848	4
*	RTI Surgical Inc.	1,104	4
*	Insys Therapeutics Inc.	131	4
*	Ampio Pharmaceuticals Inc.	513	4
*	Cutera Inc.	379	4
	Chimerix Inc.	220	3
*	Geron Corp.	2,409	3
*	Exactech Inc.	180	3
*	Arqule Inc.	1,200	3
	CryoLife Inc.	529	3
*	Cell Therapeutics Inc.	2,907	3
*	AtriCure Inc.	362	3
	Utah Medical Products Inc.	63	3
	Alliance HealthCare Services Inc.	129	3
*	SIGA Technologies Inc.	870	3
*	Addus HomeCare Corp.	141	3
*	Sunesis Pharmaceuticals Inc.	616	3
*	Pozen Inc.	544	3
*	Rochester Medical Corp.	214	3
*	OncoGenex Pharmaceutical Inc.	310	3
*	Derma Sciences Inc.	195	3
*	OvaScience Inc.	232	3
	Accelerate Diagnostics Inc.	268	3
	Tetraphase Pharmaceuticals Inc.	298	3
	Almost Family Inc.	132	2
*	Cross Country Healthcare Inc.	438	2
*	Solta Medical Inc.	1,178	2
*	National Research Corp. Class A	149	2
*	BioDelivery Sciences International Inc.	464	2
*	Omeros Corp.	480	2
	Regulus Therapeutics Inc.	254	2
	Fibrocell Science Inc.	436	2
*	Receptos Inc.	149	2
*	Cytori Therapeutics Inc.	1,114	2
*	AVEO Pharmaceuticals Inc.	1,099	2
*	Nanosphere Inc.	1,084	2
*	Cornerstone Therapeutics Inc.	246	2
*	Targacept Inc.	422	2
*	Zeltiq Aesthetics Inc.	270	2
*	Corcept Therapeutics Inc.	1,288	2
*	Vical Inc.	1,585	2
*	Harvard Bioscience Inc.	409	2
*	TG Therapeutics Inc.	330	2
*	Alphatec Holdings Inc.	976	2
*	Medical Action Industries Inc.	376	2
*	Durata Therapeutics Inc.	225	2
	MEI Pharma Inc.	248	2
	NeoGenomics Inc.	849	2

29

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Biotime Inc.	475	2
Enanta Pharmaceuticals Inc.	95	2
* Sucampo Pharmaceuticals Inc. Class A	284	2
* Zogenix Inc.	987	2
* Alimera Sciences Inc.	438	2
* Skilled Healthcare Group Inc.	318	2
* Horizon Pharma Inc.	569	1
* Biolase Inc.	823	1
Enzon Pharmaceuticals Inc.	779	1
* Amicus Therapeutics Inc.	552	1
KaloBios Pharmaceuticals Inc.	195	1
* USMD Holdings Inc.	28	1
* National Research Corp. Class B	23	1
* GTx Inc.	423	1
* Pernix Therapeutics Holdings	159	—
* Supernus Pharmaceuticals Inc.	43	—
		62,562
Materials & Processing (4.4%)
Monsanto Co.	14,666	1,436
EI du Pont de Nemours & Co.	25,287	1,432
Dow Chemical Co.	33,230	1,243
Praxair Inc.	8,125	954
Freeport-McMoRan Copper & Gold Inc.	28,415	859
Precision Castparts Corp.	4,020	849
LyondellBasell Industries NV Class A	11,153	782
Ecolab Inc.	7,204	658
PPG Industries Inc.	3,919	612
Air Products & Chemicals Inc.	5,724	585
International Paper Co.	12,221	577
Newmont Mining Corp.	13,525	430
Sherwin-Williams Co.	2,434	420
Nucor Corp.	8,731	397
Fastenal Co.	8,150	359
Mosaic Co.	8,244	343
Eastman Chemical Co.	4,254	323
CF Industries Holdings Inc.	1,629	310
Sigma-Aldrich Corp.	3,306	273
FMC Corp.	3,742	249
Alcoa Inc.	29,453	227
Rock Tenn Co. Class A	1,984	220
Celanese Corp. Class A	4,405	217
Ashland Inc.	2,189	191
Masco Corp.	9,888	187
Airgas Inc.	1,817	185
Ball Corp.	4,125	183
International Flavors & Fragrances Inc.	2,272	180
MeadWestvaco Corp.	4,913	176
* Crown Holdings Inc.	4,011	174
Vulcan Materials Co.	3,634	174
* WR Grace & Co.	2,112	170
Valspar Corp.	2,499	155
Sealed Air Corp.	5,323	151
Reliance Steel & Aluminum Co.	2,146	143
Packaging Corp. of America	2,681	142
Albemarle Corp.	2,279	142
Timken Co.	2,423	136
Rockwood Holdings Inc.	2,094	134
* Owens-Illinois Inc.	4,621	131
RPM International Inc.	3,728	127
* Owens Corning	3,349	125
Martin Marietta Materials Inc.	1,259	121
Southern Copper Corp.	4,243	117
Bemis Co. Inc.	2,760	110
Aptargroup Inc.	1,795	106

30

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Sonoco Products Co.	2,727	102
Royal Gold Inc.	1,744	101
Acuity Brands Inc.	1,177	101
Valmont Industries Inc.	734	99
* Hexcel Corp.	2,775	99
Lennox International Inc.	1,418	97
Steel Dynamics Inc.	6,228	95
Huntsman Corp.	5,213	91
Eagle Materials Inc.	1,397	90
Cliffs Natural Resources Inc.	4,246	89
Allegheny Technologies Inc.	3,012	80
Axiall Corp.	1,895	76
Cytec Industries Inc.	980	73
NewMarket Corp.	265	73
CLARCOR Inc.	1,346	72
PolyOne Corp.	2,660	72
Belden Inc.	1,249	71
Cabot Corp.	1,763	70
United States Steel Corp.	3,870	69
Carpenter Technology Corp.	1,249	67
Watsco Inc.	727	65
Compass Minerals International Inc.	883	65
Scotts Miracle-Gro Co. Class A	1,198	63
* MRC Global Inc.	2,370	62
* Chemtura Corp.	2,747	60
Westlake Chemical Corp.	583	59
Silgan Holdings Inc.	1,248	59
Sensient Technologies Corp.	1,413	59
Domtar Corp.	878	58
* Polypore International Inc.	1,334	57
* Louisiana-Pacific Corp.	3,746	56
Olin Corp.	2,284	53
HB Fuller Co.	1,413	53
* Graphic Packaging Holding Co.	6,126	51
Commercial Metals Co.	3,401	51
* Beacon Roofing Supply Inc.	1,380	50
* USG Corp.	2,108	49
Schweitzer-Mauduit International Inc.	855	49
KapStone Paper and Packaging Corp.	1,139	48
Greif Inc. Class A	887	48
Worthington Industries Inc.	1,382	46
* Tahoe Resources Inc.	2,455	44
Minerals Technologies Inc.	955	42
* Coeur Mining Inc.	2,882	42
Mueller Industries Inc.	726	39
* Stillwater Mining Co.	3,335	38
Kaiser Aluminum Corp.	549	38
* RBC Bearings Inc.	623	37
Balchem Corp.	767	37
Simpson Manufacturing Co. Inc.	1,147	36
Mueller Water Products Inc. Class A	4,660	35
* Armstrong World Industries Inc.	710	34
Berry Plastics Group Inc.	1,429	33
* Texas Industries Inc.	559	33
PH Glatfelter Co.	1,236	32
Stepan Co.	561	32
* Clearwater Paper Corp.	651	31
Innophos Holdings Inc.	602	29
Hecla Mining Co.	8,466	29
Interface Inc. Class A	1,598	28
* RTI International Metals Inc.	906	28
* Calgon Carbon Corp.	1,621	28
Innospec Inc.	672	27
Kaydon Corp.	966	27

31

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* OM Group Inc.	936	27
Quaker Chemical Corp.	393	26
Boise Inc.	3,036	26
AMCOL International Corp.	781	26
* Cabot Microelectronics Corp.	705	25
Apogee Enterprises Inc.	892	25
Koppers Holdings Inc.	632	24
Globe Specialty Metals Inc.	1,886	24
A Schulman Inc.	897	24
Universal Forest Products Inc.	601	22
* Resolute Forest Products Inc.	1,783	22
Encore Wire Corp.	594	22
* Trex Co. Inc.	487	22
Deltic Timber Corp.	354	21
Schnitzer Steel Industries Inc.	814	21
AAON Inc.	864	20
American Vanguard Corp.	797	20
Intrepid Potash Inc.	1,586	20
* Molycorp Inc.	3,222	20
* Kraton Performance Polymers Inc.	1,030	19
* Nortek Inc.	283	19
Wausau Paper Corp.	1,628	18
Tredegar Corp.	764	17
* Ferro Corp.	2,141	16
* Headwaters Inc.	1,782	15
Neenah Paper Inc.	403	15
Quanex Building Products Corp.	860	14
Materion Corp.	484	14
Comfort Systems USA Inc.	941	14
Myers Industries Inc.	749	14
Aceto Corp.	927	14
* Rexnord Corp.	704	13
* Zoltek Cos. Inc.	968	13
* LSB Industries Inc.	439	13
US Silica Holdings Inc.	558	13
Haynes International Inc.	296	13
* Horsehead Holding Corp.	1,082	13
* OMNOVA Solutions Inc.	1,648	13
* Unifi Inc.	543	12
Griffon Corp.	1,085	12
* Allied Nevada Gold Corp.	2,576	12
FutureFuel Corp.	735	12
Hawkins Inc.	317	12
Dynamic Materials Corp.	521	11
* PGT Inc.	1,121	11
* AK Steel Holding Corp.	3,232	11
Gold Resource Corp.	1,287	11
Rentech Inc.	5,469	11
* Century Aluminum Co.	1,281	10
LB Foster Co. Class A	232	10
* Gibraltar Industries Inc.	741	10
* NCI Building Systems Inc.	780	9
Taminco Corp.	408	8
Insteel Industries Inc.	484	8
* American Pacific Corp.	153	7
Zep Inc.	496	7
* Boise Cascade Co.	301	7
* Landec Corp.	520	7
* US Concrete Inc.	348	7
* AEP Industries Inc.	87	7
* Ply Gem Holdings Inc.	407	6
Kronos Worldwide Inc.	409	6
NN Inc.	373	5
Olympic Steel Inc.	193	5

32

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Northwest Pipe Co.	170	5
TMS International Corp. Class A	276	5
* Builders FirstSource Inc.	791	4
* Paramount Gold and Silver Corp.	2,932	4
Global Brass & Copper Holdings Inc.	208	4
KMG Chemicals Inc.	169	4
* Universal Stainless & Alloy Products Inc.	131	4
* Uranium Energy Corp.	1,445	3
Culp Inc.	176	3
* Penford Corp.	248	3
* Ur-Energy Inc.	3,132	3
Chase Corp.	105	3
Ampco-Pittsburgh Corp.	181	3
* Midway Gold Corp.	2,738	3
Oil-Dri Corp. of America	90	3
LSI Industries Inc.	405	3
* Patrick Industries Inc.	100	3
* United States Lime & Minerals Inc.	45	3
* UFP Technologies Inc.	120	2
* General Moly Inc.	1,347	2
* Handy & Harman Ltd.	102	2
Omega Flex Inc.	96	2
NL Industries Inc.	151	2
Noranda Aluminum Holding Corp.	577	2
Shiloh Industries Inc.	115	1
* BlueLinx Holdings Inc.	468	1
Compx International Inc.	7	—
		21,870
Other (0.0%)
* Unwired Planet Inc Rights Exp 09/09/2013	1,621	—
		—
Producer Durables (11.4%)
General Electric Co.	284,060	6,573
United Technologies Corp.	25,255	2,528
Boeing Co.	20,843	2,166
3M Co.	18,961	2,154
Union Pacific Corp.	12,824	1,969
Honeywell International Inc.	21,615	1,720
United Parcel Service Inc. Class B	19,900	1,703
Caterpillar Inc.	18,069	1,491
Accenture plc Class A	17,655	1,276
Emerson Electric Co.	19,749	1,192
Danaher Corp.	16,445	1,077
Automatic Data Processing Inc.	13,330	949
FedEx Corp.	8,705	935
Deere & Co.	10,661	892
Lockheed Martin Corp.	7,132	873
Eaton Corp. plc	12,997	823
Illinois Tool Works Inc.	10,377	742
CSX Corp.	28,075	691
General Dynamics Corp.	8,206	683
Raytheon Co.	8,918	673
Cummins Inc.	5,213	642
Norfolk Southern Corp.	8,656	625
Northrop Grumman Corp.	6,461	596
PACCAR Inc.	9,718	521
Waste Management Inc.	12,830	519
Ingersoll-Rand plc	8,212	486
Delta Air Lines Inc.	23,528	464
Agilent Technologies Inc.	9,538	445
Parker Hannifin Corp.	4,101	410

33

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
WW Grainger Inc.	1,621	401
Dover Corp.	4,701	400
Stanley Black & Decker Inc.	4,449	379
Rockwell Automation Inc.	3,837	373
Paychex Inc.	8,937	346
Pentair Ltd.	5,613	337
Xerox Corp.	33,733	337
Roper Industries Inc.	2,721	337
Kansas City Southern	3,027	319
AMETEK Inc.	6,691	287
Fluor Corp.	4,475	284
* United Continental Holdings Inc.	9,778	278
* Stericycle Inc.	2,371	267
Rockwell Collins Inc.	3,728	264
* Verisk Analytics Inc. Class A	4,158	259
Southwest Airlines Co.	19,844	254
CH Robinson Worldwide Inc.	4,412	251
Republic Services Inc. Class A	7,436	242
ADT Corp.	6,017	240
* Waters Corp.	2,360	233
Expeditors International of Washington Inc.	5,691	231
L-3 Communications Holdings Inc.	2,480	224
Flowserve Corp.	3,943	220
Pall Corp.	3,073	212
* Jacobs Engineering Group Inc.	3,613	211
Textron Inc.	7,672	207
TransDigm Group Inc.	1,450	199
* IHS Inc. Class A	1,820	195
* B/E Aerospace Inc.	2,743	187
* Mettler-Toledo International Inc.	839	185
JB Hunt Transport Services Inc.	2,536	183
* Trimble Navigation Ltd.	7,095	179
Hubbell Inc. Class B	1,652	167
Chicago Bridge & Iron Co. NV	2,797	167
Wabtec Corp.	2,621	153
* Quanta Services Inc.	5,835	153
AGCO Corp.	2,646	150
Snap-on Inc.	1,582	148
Joy Global Inc.	2,974	146
Lincoln Electric Holdings Inc.	2,325	145
Towers Watson & Co. Class A	1,766	145
Donaldson Co. Inc.	4,105	145
Waste Connections Inc.	3,361	142
* United Rentals Inc.	2,553	140
Cintas Corp.	2,889	138
Robert Half International Inc.	3,911	138
IDEX Corp.	2,306	137
Manpowergroup Inc.	2,094	136
Xylem Inc.	5,084	126
* Kirby Corp.	1,548	125
KBR Inc.	4,163	124
* Colfax Corp.	2,323	121
Nordson Corp.	1,812	121
FLIR Systems Inc.	3,854	121
Graco Inc.	1,730	120
Iron Mountain Inc.	4,637	120
Copa Holdings SA Class A	893	117
Avery Dennison Corp.	2,722	116
Carlisle Cos. Inc.	1,745	116
* CoStar Group Inc.	776	115
Alaska Air Group Inc.	1,894	107
* Oshkosh Corp.	2,360	106
* Genesee & Wyoming Inc. Class A	1,191	103
URS Corp.	2,067	102

34

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Triumph Group Inc.	1,412	102
MSC Industrial Direct Co. Inc. Class A	1,306	99
Babcock & Wilcox Co.	3,173	98
* Copart Inc.	3,088	98
* Middleby Corp.	522	97
* Clean Harbors Inc.	1,680	95
Kennametal Inc.	2,230	95
SPX Corp.	1,274	94
Trinity Industries Inc.	2,207	93
* Chart Industries Inc.	814	93
Pitney Bowes Inc.	5,562	91
* WESCO International Inc.	1,219	90
Huntington Ingalls Industries Inc.	1,414	90
HEICO Corp.	1,429	89
Genpact Ltd.	4,631	89
AO Smith Corp.	2,083	88
* Terex Corp.	3,017	87
Alliant Techsystems Inc.	887	86
Toro Co.	1,600	84
* US Airways Group Inc.	5,151	83
* Old Dominion Freight Line Inc.	1,912	83
RR Donnelley & Sons Co.	4,926	82
ITT Corp.	2,466	81
* Teledyne Technologies Inc.	1,046	81
* AECOM Technology Corp.	2,765	81
Ryder System Inc.	1,437	80
Regal-Beloit Corp.	1,194	76
National Instruments Corp.	2,713	75
Exelis Inc.	5,108	75
Crane Co.	1,301	75
Tidewater Inc.	1,359	73
* Spirit Aerosystems Holdings Inc. Class A	3,223	73
Woodward Inc.	1,869	72
Manitowoc Co. Inc.	3,579	72
Actuant Corp. Class A	1,996	71
Landstar System Inc.	1,280	70
MAXIMUS Inc.	1,812	68
EnerSys Inc.	1,314	67
EMCOR Group Inc.	1,782	67
* Darling International Inc.	3,257	66
Con-way Inc.	1,578	66
* Zebra Technologies Corp.	1,423	65
* Esterline Technologies Corp.	848	65
Bristow Group Inc.	984	65
Covanta Holding Corp.	3,002	63
* Moog Inc. Class A	1,244	63
Corporate Executive Board Co.	958	62
Generac Holdings Inc.	1,477	58
GATX Corp.	1,286	58
Applied Industrial Technologies Inc.	1,212	58
Lexmark International Inc. Class A	1,688	58
Deluxe Corp.	1,436	57
* Navistar International Corp.	1,616	55
* Advisory Board Co.	997	55
* Spirit Airlines Inc.	1,747	54
Harsco Corp.	2,290	54
Curtiss-Wright Corp.	1,254	52
* MasTec Inc.	1,630	52
Air Lease Corp. Class A	1,935	50
Convergys Corp.	2,816	50
Scorpio Tankers Inc.	5,073	48
Franklin Electric Co. Inc.	1,323	48
Barnes Group Inc.	1,466	46
* Swift Transportation Co.	2,474	44

35

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
United Stationers Inc.	1,116	44
* Tetra Tech Inc.	1,922	44
Healthcare Services Group Inc.	1,805	44
Brady Corp. Class A	1,296	43
Littelfuse Inc.	576	42
Rollins Inc.	1,699	42
TAL International Group Inc.	979	42
Watts Water Technologies Inc. Class A	791	41
HNI Corp.	1,220	41
* OSI Systems Inc.	561	41
General Cable Corp.	1,319	40
Herman Miller Inc.	1,572	40
Teekay Corp.	999	40
* Electronics For Imaging Inc.	1,350	40
UniFirst Corp.	408	39
UTi Worldwide Inc.	2,357	39
* Itron Inc.	1,029	39
* JetBlue Airways Corp.	6,188	38
* Hub Group Inc. Class A	1,022	38
* FTI Consulting Inc.	1,119	37
* Trimas Corp.	1,062	37
Mine Safety Appliances Co.	774	37
CNH Global NV	796	37
Allegiant Travel Co. Class A	386	36
Steelcase Inc. Class A	2,505	36
* On Assignment Inc.	1,184	36
* Atlas Air Worldwide Holdings Inc.	756	35
ABM Industries Inc.	1,429	35
Brink's Co.	1,325	34
Gulfmark Offshore Inc.	735	34
* EnPro Industries Inc.	590	34
* PHH Corp.	1,606	34
* Huron Consulting Group Inc.	688	33
Forward Air Corp.	886	33
Matson Inc.	1,190	32
* Proto Labs Inc.	441	31
* Mobile Mini Inc.	1,028	31
Granite Construction Inc.	1,092	31
CIRCOR International Inc.	524	30
AAR Corp.	1,186	30
* Ascent Capital Group Inc. Class A	398	29
* Orbital Sciences Corp.	1,688	29
Aircastle Ltd.	1,779	29
Lindsay Corp.	380	29
MTS Systems Corp.	476	29
* TrueBlue Inc.	1,177	29
Tennant Co.	557	29
G&K Services Inc. Class A	556	29
Raven Industries Inc.	968	28
Werner Enterprises Inc.	1,209	28
Briggs & Stratton Corp.	1,443	28
Knight Transportation Inc.	1,671	27
* WageWorks Inc.	644	27
* GenCorp Inc.	1,779	27
* GrafTech International Ltd.	3,408	27
Albany International Corp.	822	27
Kaman Corp.	746	26
Cubic Corp.	516	26
AZZ Inc.	684	26
* Korn/Ferry International	1,440	26
* Rush Enterprises Inc. Class A	1,010	25
McGrath RentCorp	758	25
* Aegion Corp. Class A	1,129	24
* Team Inc.	610	24

36

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
Titan International Inc.	1,448	24
Ship Finance International Ltd.	1,497	23
* ACCO Brands Corp.	3,504	23
* ExlService Holdings Inc.	848	23
* Measurement Specialties Inc.	478	23
Knoll Inc.	1,476	22
Primoris Services Corp.	996	22
H&E Equipment Services Inc.	927	22
ESCO Technologies Inc.	728	22
Astec Industries Inc.	643	22
* Wabash National Corp.	2,114	22
* Tutor Perini Corp.	1,121	21
* Advanced Energy Industries Inc.	1,167	21
Exponent Inc.	322	21
Altra Holdings Inc.	838	21
Arkansas Best Corp.	836	21
* Wesco Aircraft Holdings Inc.	1,070	20
* Dycom Industries Inc.	804	20
Allison Transmission Holdings Inc.	901	20
* DXP Enterprises Inc.	298	20
* ServiceSource International Inc.	1,664	20
* Liquidity Services Inc.	678	20
Hyster-Yale Materials Handling Inc.	265	20
* Taser International Inc.	1,717	20
* XPO Logistics Inc.	858	20
* Modine Manufacturing Co.	1,493	19
Textainer Group Holdings Ltd.	554	19
Booz Allen Hamilton Holding Corp.	943	19
Quad/Graphics Inc.	603	19
* Saia Inc.	609	18
* Federal Signal Corp.	1,517	18
Insperity Inc.	546	17
* Navigant Consulting Inc.	1,276	17
* Republic Airways Holdings Inc.	1,520	17
* Sykes Enterprises Inc.	952	16
* ICF International Inc.	492	16
Standex International Corp.	300	16
Heartland Express Inc.	1,149	16
Kelly Services Inc. Class A	871	16
SkyWest Inc.	1,222	16
Sun Hydraulics Corp.	513	16
* Powell Industries Inc.	295	16
Badger Meter Inc.	343	15
* FARO Technologies Inc.	412	15
* Engility Holdings Inc.	447	15
Barrett Business Services Inc.	233	15
John Bean Technologies Corp.	682	15
* Thermon Group Holdings Inc.	705	15
* Roadrunner Transportation Systems Inc.	538	15
Marten Transport Ltd.	800	14
* Astronics Corp.	302	14
* Kratos Defense & Security Solutions Inc.	1,657	14
* TeleTech Holdings Inc.	571	14
* InnerWorkings Inc.	1,350	14
* Advanced Emissions Solutions Inc.	347	14
* Echo Global Logistics Inc.	611	13
* RPX Corp.	842	13
Gorman-Rupp Co.	376	13
* Greenbrier Cos. Inc.	581	13
* Blount International Inc.	1,122	13
* Monster Worldwide Inc.	2,888	13
US Ecology Inc.	455	13
* CAI International Inc.	564	12
* Air Transport Services Group Inc.	1,897	12

37

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Furmanite Corp.	1,348	12
Michael Baker Corp.	299	12
Ennis Inc.	674	12
Electro Rent Corp.	696	12
* PHI Inc.	335	12
Nordic American Tankers Ltd.	1,524	12
Kforce Inc.	717	12
Resources Connection Inc.	953	12
Douglas Dynamics Inc.	819	12
* MYR Group Inc.	502	11
* Columbus McKinnon Corp.	502	11
* CBIZ Inc.	1,473	10
Forrester Research Inc.	304	10
* Aerovironment Inc.	451	10
Argan Inc.	551	10
* Orion Marine Group Inc.	989	10
* ExOne Co.	137	9
* Standard Parking Corp.	421	9
* Layne Christensen Co.	490	9
Great Lakes Dredge & Dock Corp.	1,379	9
Celadon Group Inc.	505	9
Multi-Color Corp.	289	9
Kimball International Inc. Class B	900	9
* Odyssey Marine Exploration Inc.	2,985	9
* Consolidated Graphics Inc.	151	8
* Performant Financial Corp.	739	8
* Hawaiian Holdings Inc.	1,143	8
* GP Strategies Corp.	303	8
GasLog Ltd.	529	7
* Titan Machinery Inc.	413	7
* Ducommun Inc.	274	7
* Maxwell Technologies Inc.	803	7
Kadant Inc.	227	7
* Dice Holdings Inc.	835	7
Graham Corp.	200	7
American Railcar Industries Inc.	194	7
Alamo Group Inc.	148	7
Global Power Equipment Group Inc.	344	6
NACCO Industries Inc. Class A	103	6
* Mistras Group Inc.	308	6
* Park-Ohio Holdings Corp.	160	6
Heidrick & Struggles International Inc.	363	5
* Lydall Inc.	346	5
* AM Castle & Co.	337	5
* Accuride Corp.	950	5
Twin Disc Inc.	178	5
* Tecumseh Products Co. Class A	478	5
Met-Pro Corp.	326	4
Marlin Business Services Corp.	182	4
FreightCar America Inc.	244	4
* Quality Distribution Inc.	470	4
* Zygo Corp.	310	4
* Casella Waste Systems Inc. Class A	796	4
* YRC Worldwide Inc.	243	4
* National Technical Systems Inc.	177	4
* Pacer International Inc.	644	4
* Patriot Transportation Holding Inc.	126	4
VSE Corp.	86	4
Miller Industries Inc.	241	4
Houston Wire & Cable Co.	308	4
Spartan Motors Inc.	660	4
Knightsbridge Tankers Ltd.	439	4
Preformed Line Products Co.	54	4
* Energy Recovery Inc.	705	4

38

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* CRA International Inc.	201	4
CDI Corp.	265	4
* Flow International Corp.	1,055	4
Hurco Cos. Inc.	127	3
* AT Cross Co. Class A	163	3
Coleman Cable Inc.	182	3
Teekay Tankers Ltd. Class A	1,370	3
Hackett Group Inc.	532	3
Mac-Gray Corp.	237	3
Universal Truckload Services Inc.	133	3
* Commercial Vehicle Group Inc.	476	3
* Sterling Construction Co. Inc.	332	3
Hardinge Inc.	222	3
* Manitex International Inc.	318	3
Mesa Laboratories Inc.	49	3
* PMFG Inc.	455	3
* Vishay Precision Group Inc.	216	3
* Xerium Technologies Inc.	282	3
* Vicor Corp.	339	3
Power Solutions International Inc.	50	3
* Global Sources Ltd.	413	3
Schawk Inc. Class A	198	2
* PRGX Global Inc.	406	2
International Shipholding Corp.	102	2
* Heritage-Crystal Clean Inc.	160	2
Ceco Environmental Corp.	178	2
* American Superconductor Corp.	937	2
* Frontline Ltd.	905	2
* LMI Aerospace Inc.	176	2
* API Technologies Corp.	742	2
* Ultrapetrol Bahamas Ltd.	552	2
* TRC Cos. Inc.	238	2
* Swisher Hygiene Inc.	1,954	2
* Erickson Air-Crane Inc.	98	1
* Astronics Corp. Class B	20	1
* GSE Holding Inc.	201	—
		57,056
Technology (15.4%)
Apple Inc.	25,787	12,560
Microsoft Corp.	229,419	7,663
* Google Inc. Class A	7,409	6,275
International Business Machines Corp.	28,599	5,213
Cisco Systems Inc.	146,818	3,422
QUALCOMM Inc.	47,467	3,146
Oracle Corp.	97,536	3,107
Intel Corp.	136,562	3,002
* Facebook Inc. Class A	46,804	1,932
EMC Corp.	57,714	1,488
Hewlett-Packard Co.	53,406	1,193
Texas Instruments Inc.	30,471	1,164
* Salesforce.com Inc.	16,207	796
* Yahoo! Inc.	24,571	666
* Adobe Systems Inc.	13,789	631
* Cognizant Technology Solutions Corp. Class A	8,286	607
* LinkedIn Corp. Class A	2,486	597
Corning Inc.	40,524	569
* Crown Castle International Corp.	8,071	560
Intuit Inc.	8,157	518
Applied Materials Inc.	33,010	495
Symantec Corp.	19,138	490
Dell Inc.	34,426	474
NetApp Inc.	9,901	411
Broadcom Corp. Class A	15,687	396
Analog Devices Inc.	8,466	392

39

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Micron Technology Inc.	28,299	384
Motorola Solutions Inc.	6,652	373
SanDisk Corp.	6,686	369
* Citrix Systems Inc.	5,141	364
Western Digital Corp.	5,804	360
Amphenol Corp. Class A	4,391	333
Xilinx Inc.	7,249	315
Altera Corp.	8,795	309
CA Inc.	9,009	264
* Red Hat Inc.	5,209	263
* SBA Communications Corp. Class A	3,506	263
* Teradata Corp.	4,489	263
* Juniper Networks Inc.	13,908	263
Avago Technologies Ltd. Class A	6,761	260
KLA-Tencor Corp.	4,559	251
Linear Technology Corp.	6,413	246
* Equinix Inc.	1,359	236
NVIDIA Corp.	15,908	235
* Autodesk Inc.	6,182	227
* Akamai Technologies Inc.	4,897	225
Maxim Integrated Products Inc.	8,024	223
* Electronic Arts Inc.	8,336	222
* ANSYS Inc.	2,572	216
Microchip Technology Inc.	5,442	211
* Lam Research Corp.	4,493	210
Computer Sciences Corp.	4,150	208
* VMware Inc. Class A	2,366	199
Activision Blizzard Inc.	11,833	193
* VeriSign Inc.	3,950	190
* BMC Software Inc.	4,000	184
* F5 Networks Inc.	2,186	182
* Cree Inc.	3,269	181
Harris Corp.	3,060	173
Amdocs Ltd.	4,481	165
* NCR Corp.	4,577	163
* Synopsys Inc.	4,290	156
* Splunk Inc.	2,768	153
* Avnet Inc.	3,828	148
* Gartner Inc.	2,537	147
* Rackspace Hosting Inc.	3,164	142
* 3D Systems Corp.	2,724	140
* Arrow Electronics Inc.	2,936	136
* Skyworks Solutions Inc.	5,361	136
* Nuance Communications Inc.	7,113	136
Marvell Technology Group Ltd.	10,686	129
Jabil Circuit Inc.	5,490	125
* Concur Technologies Inc.	1,259	123
SAIC Inc.	7,988	120
* Groupon Inc.	11,511	117
* LSI Corp.	15,051	112
Molex Inc.	3,730	108
* Ultimate Software Group Inc.	763	107
* MICROS Systems Inc.	2,172	106
* Cadence Design Systems Inc.	7,779	105
* CommVault Systems Inc.	1,247	105
* Informatica Corp.	2,916	104
* ServiceNow Inc.	2,176	102
* TIBCO Software Inc.	4,472	101
IAC/InterActiveCorp	2,045	100
* Stratasys Ltd.	902	97
Solera Holdings Inc.	1,865	96
* Ingram Micro Inc.	4,288	95
* NetSuite Inc.	950	94
* NeuStar Inc. Class A	1,865	94

40

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Brocade Communications Systems Inc.	12,332	91
FEI Co.	1,147	90
* Aspen Technology Inc.	2,665	89
* ON Semiconductor Corp.	12,276	89
* PTC Inc.	3,381	88
* Atmel Corp.	11,569	84
* JDS Uniphase Corp.	6,449	83
* Teradyne Inc.	5,241	80
* QLIK Technologies Inc.	2,338	77
* Workday Inc. Class A	1,038	75
* Fortinet Inc.	3,794	75
AOL Inc.	2,209	73
Cognex Corp.	1,233	70
* Riverbed Technology Inc.	4,434	68
* ViaSat Inc.	1,051	67
DST Systems Inc.	917	65
* Microsemi Corp.	2,525	65
* Sourcefire Inc.	853	64
* DigitalGlobe Inc.	2,119	64
* SolarWinds Inc.	1,751	64
* Tyler Technologies Inc.	860	64
Compuware Corp.	5,904	63
Mentor Graphics Corp.	2,741	61
* Cornerstone OnDemand Inc.	1,171	60
* Anixter International Inc.	717	60
* VeriFone Systems Inc.	3,004	60
* SS&C Technologies Holdings Inc.	1,670	59
* Ciena Corp.	2,948	59
* Cavium Inc.	1,472	56
* Guidewire Software Inc.	1,212	56
* ACI Worldwide Inc.	1,138	55
* Hittite Microwave Corp.	904	55
* Tech Data Corp.	1,100	54
* Semtech Corp.	1,814	54
Plantronics Inc.	1,244	54
* Advanced Micro Devices Inc.	16,401	54
* Aruba Networks Inc.	3,140	52
* Rovi Corp.	2,874	52
* ARRIS Group Inc.	3,286	51
* Finisar Corp.	2,514	51
* Infoblox Inc.	1,466	51
* Verint Systems Inc.	1,537	51
* Acxiom Corp.	2,042	51
Diebold Inc.	1,791	51
* Manhattan Associates Inc.	572	50
* OpenTable Inc.	658	49
IPG Photonics Corp.	902	48
* Zynga Inc. Class A	17,111	48
* EchoStar Corp. Class A	1,193	48
Cypress Semiconductor Corp.	4,092	46
* Fairchild Semiconductor International Inc. Class A	3,753	46
* Dealertrack Technologies Inc.	1,152	46
SunEdison Inc.	6,178	45
* Polycom Inc.	4,516	45
* International Rectifier Corp.	1,856	44
Blackbaud Inc.	1,226	44
* Sapient Corp.	2,867	43
* Silicon Laboratories Inc.	1,106	43
* Vishay Intertechnology Inc.	3,476	43
* CACI International Inc. Class A	627	42
* Palo Alto Networks Inc.	861	41
ADTRAN Inc.	1,692	41
* Yelp Inc.	768	40
Power Integrations Inc.	758	40

41

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Cirrus Logic Inc.	1,743	39
* Take-Two Interactive Software Inc.	2,133	39
Dolby Laboratories Inc. Class A	1,245	39
* Progress Software Corp.	1,574	39
* Veeco Instruments Inc.	1,084	38
NIC Inc.	1,706	38
InterDigital Inc.	1,068	38
Coherent Inc.	659	37
* RF Micro Devices Inc.	7,449	37
* Sanmina Corp.	2,265	37
* Synaptics Inc.	941	36
Intersil Corp. Class A	3,504	36
* PMC - Sierra Inc.	5,819	36
* Universal Display Corp.	1,047	36
* Entegris Inc.	3,824	36
* TriQuint Semiconductor Inc.	4,748	36
* SYNNEX Corp.	748	36
MKS Instruments Inc.	1,411	35
* Benchmark Electronics Inc.	1,592	35
* Integrated Device Technology Inc.	3,895	34
* Plexus Corp.	981	32
* Trulia Inc.	760	32
* Unisys Corp.	1,254	32
Acacia Research Corp.	1,420	31
* Web.com Group Inc.	1,093	31
Syntel Inc.	425	31
* Bottomline Technologies de Inc.	1,104	30
* NETGEAR Inc.	1,035	30
* comScore Inc.	1,047	30
Monolithic Power Systems Inc.	968	30
* Infinera Corp.	3,174	29
* Cray Inc.	1,194	29
* II-VI Inc.	1,492	29
* Synchronoss Technologies Inc.	827	28
Monotype Imaging Holdings Inc.	1,096	28
* QLogic Corp.	2,663	28
* BroadSoft Inc.	866	28
* Rogers Corp.	497	28
* Rambus Inc.	3,246	26
* iRobot Corp.	810	26
* Interactive Intelligence Group Inc.	449	26
* InvenSense Inc.	1,475	26
Tessera Technologies Inc.	1,430	26
* Netscout Systems Inc.	1,048	26
* SPS Commerce Inc.	417	26
* Diodes Inc.	1,036	26
* Blucora Inc.	1,280	26
* Ixia	1,745	25
* RealPage Inc.	1,210	25
CSG Systems International Inc.	1,060	25
* Imperva Inc.	525	25
* Bankrate Inc.	1,440	25
* Insight Enterprises Inc.	1,292	25
* ScanSource Inc.	793	25
* ATMI Inc.	999	25
* VirnetX Holding Corp.	1,262	24
Tellabs Inc.	10,975	24
* iGATE Corp.	1,038	24
* MicroStrategy Inc. Class A	259	24
* OmniVision Technologies Inc.	1,536	24
Loral Space & Communications Inc.	356	24
* Sonus Networks Inc.	6,683	23
* PROS Holdings Inc.	680	22
* Freescale Semiconductor Ltd.	1,551	22

42

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
United Online Inc.	2,828	22
* Ellie Mae Inc.	758	22
Methode Electronics Inc.	921	22
* LogMeIn Inc.	738	22
* Applied Micro Circuits Corp.	2,021	22
* Fusion-io Inc.	2,011	21
* FleetMatics Group plc	425	21
* Tableau Software Inc. Class A	286	21
* Harmonic Inc.	2,911	21
* Ultratech Inc.	724	20
* Digital River Inc.	1,149	20
* CalAmp Corp.	1,150	19
Brooks Automation Inc.	2,103	19
* Envestnet Inc.	660	18
* EPAM Systems Inc.	564	18
* Demandware Inc.	416	18
* Responsys Inc.	1,191	17
* Calix Inc.	1,322	17
* Virtusa Corp.	625	16
* Proofpoint Inc.	563	16
ManTech International Corp.Class A	570	16
* Active Network Inc.	1,648	16
* Comverse Inc.	532	16
Pegasystems Inc.	426	16
Ubiquiti Networks Inc.	446	16
* Emulex Corp.	2,124	15
* Ruckus Wireless Inc.	1,124	15
* Tangoe Inc.	730	15
CTS Corp.	1,087	15
* Volterra Semiconductor Corp.	657	15
* Rofin-Sinar Technologies Inc.	666	15
* Checkpoint Systems Inc.	990	15
AVX Corp.	1,119	14
* Photronics Inc.	1,951	14
Park Electrochemical Corp.	529	14
* Newport Corp.	910	14
* Intermec Inc.	1,406	14
* Perficient Inc.	835	13
* AVG Technologies NV	618	13
EPIQ Systems Inc.	1,090	13
* Bazaarvoice Inc.	1,241	13
* Lattice Semiconductor Corp.	2,743	13
* Internap Network Services Corp.	1,787	13
* Jive Software Inc.	1,022	13
* SciQuest Inc.	608	13
* PDF Solutions Inc.	631	13
* TTM Technologies Inc.	1,305	12
* Oplink Communications Inc.	669	12
* Spansion Inc. Class A	1,192	12
* Nanometrics Inc.	862	12
EarthLink Inc.	2,488	12
* Extreme Networks	3,240	12
American Science & Engineering Inc.	214	12
* LivePerson Inc.	1,287	12
* Fabrinet	856	12
* Inphi Corp.	934	12
* Silicon Image Inc.	2,181	12
* ShoreTel Inc.	2,403	12
* Exar Corp.	963	12
* ICG Group Inc.	926	12
* Seachange International Inc.	1,153	12
Black Box Corp.	427	11
* Ceva Inc.	624	11
* Silicon Graphics International Corp.	765	11

43

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Callidus Software Inc.	1,459	11
* FormFactor Inc.	1,815	11
* KEYW Holding Corp.	941	11
* Qualys Inc.	543	11
Micrel Inc.	1,164	11
Comtech Telecommunications Corp.	434	10
* IntraLinks Holdings Inc.	1,304	10
* Parkervision Inc.	3,068	10
* Mercury Systems Inc.	1,153	10
* Super Micro Computer Inc.	775	10
Daktronics Inc.	927	10
* DTS Inc.	488	10
* E2open Inc.	477	10
* Datalink Corp.	727	10
* Demand Media Inc.	1,460	9
* Entropic Communications Inc.	2,243	9
* Vocera Communications Inc.	560	9
* Rudolph Technologies Inc.	838	9
* M/A-COM Technology Solutions Holdings Inc.	482	8
* Brightcove Inc.	833	8
Ebix Inc.	685	8
* Immersion Corp.	607	8
* Peregrine Semiconductor Corp.	693	8
* MoSys Inc.	1,984	7
Ambarella Inc.	484	7
* Anaren Inc.	276	7
* Procera Networks Inc.	521	7
* Actuate Corp.	962	7
* Rally Software Development Corp.	258	7
* Globecomm Systems Inc.	461	6
* Quantum Corp.	4,389	6
* Millennial Media Inc.	918	6
* Amkor Technology Inc.	1,440	6
* Integrated Silicon Solution Inc.	540	6
* Zix Corp.	1,284	6
Alliance Fiber Optic Products Inc.	149	6
Computer Task Group Inc.	307	5
* Vringo Inc.	1,731	5
* CIBER Inc.	1,430	5
Uni-Pixel Inc.	261	5
Electro Scientific Industries Inc.	458	5
* ChannelAdvisor Corp.	162	5
* Sparton Corp.	264	5
* support.com Inc.	960	5
* Rubicon Technology Inc.	404	5
Cohu Inc.	496	5
* Global Eagle Entertainment Inc.	555	5
* Digi International Inc.	522	5
Supertex Inc.	210	5
* NVE Corp.	97	5
* PLX Technology Inc.	868	5
* Axcelis Technologies Inc.	2,338	5
IXYS Corp.	496	5
Marketo Inc.	131	5
* eGain Corp.	337	5
* GSI Group Inc.	524	4
* STEC Inc.	626	4
* Symmetricom Inc.	867	4
* MaxLinear Inc.	495	4
* VASCO Data Security International Inc.	524	4
American Software Inc. Class A	513	4
* Carbonite Inc.	263	4
* Kopin Corp.	1,159	4
* Kemet Corp.	920	4

44

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
* Travelzoo Inc.	138	4
Bel Fuse Inc. Class B	206	4
* Reis Inc.	215	4
* LTX-Credence Corp.	904	4
* Vocus Inc.	390	4
* KVH Industries Inc.	278	4
* Lionbridge Technologies Inc.	1,007	4
ePlus Inc.	68	4
* RealNetworks Inc.	449	3
* Neonode Inc.	505	3
* Pericom Semiconductor Corp.	474	3
Tessco Technologies Inc.	102	3
* Ultra Clean Holdings Inc.	479	3
* TeleCommunication Systems Inc. Class A	1,228	3
* Marin Software Inc.	237	3
* Silver Spring Networks Inc.	153	3
* DSP Group Inc.	489	3
Model N Inc.	210	3
* Unwired Planet Inc.	1,621	3
* NeoPhotonics Corp.	468	3
PC-Tel Inc.	366	3
* Mitek Systems Inc.	574	3
* Avid Technology Inc.	537	3
* Imation Corp.	684	3
Richardson Electronics Ltd.	257	3
* Aviat Networks Inc.	1,112	3
* Limelight Networks Inc.	1,373	3
* Agilysys Inc.	242	3
* Guidance Software Inc.	322	3
* Aeroflex Holding Corp.	383	3
* Sigma Designs Inc.	566	3
* Glu Mobile Inc.	1,084	3
Digimarc Corp.	137	3
* Multi-Fineline Electronix Inc.	167	3
* ARC Document Solutions Inc.	578	2
Innovative Solutions & Support Inc.	325	2
* ANADIGICS Inc.	1,286	2
* GSI Technology Inc.	351	2
* Westell Technologies Inc. Class A	780	2
* Alpha & Omega Semiconductor Ltd.	326	2
PC Connection Inc.	142	2
* Radisys Corp.	622	2
* Hutchinson Technology Inc.	605	2
* Mindspeed Technologies Inc.	648	2
* Spark Networks Inc.	288	2
* Revolution Lighting Technologies Inc.	766	2
* ModusLink Global Solutions Inc.	704	2
* Intermolecular Inc.	326	2
Acorn Energy Inc.	302	2
* Audience Inc.	170	2
* Numerex Corp. Class A	171	2
* Cyan Inc.	189	2
Sapiens International Corp. NV	307	2
* Telenav Inc.	286	2
* TechTarget Inc.	336	1
QAD Inc. Class A	113	1
* Viasystems Group Inc.	88	1
* Net Element International Inc.	58	—
		77,155
Utilities (5.3%)
AT&T Inc.	147,798	5,000
Verizon Communications Inc.	78,597	3,724
Duke Energy Corp.	19,388	1,272
Southern Co.	23,912	995

45

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
NextEra Energy Inc.	11,666	938
Dominion Resources Inc.	15,870	926
Exelon Corp.	23,512	717
American Electric Power Co. Inc.	13,353	572
Sempra Energy	6,692	565
CenturyLink Inc.	16,732	554
PPL Corp.	17,354	533
PG&E Corp.	12,148	502
Consolidated Edison Inc.	8,047	453
Public Service Enterprise Group Inc.	13,900	451
FirstEnergy Corp.	11,490	431
Edison International	8,951	411
Xcel Energy Inc.	13,660	381
Northeast Utilities	8,644	354
DTE Energy Co.	4,779	320
Entergy Corp.	4,896	310
ONEOK Inc.	5,663	291
CenterPoint Energy Inc.	11,773	270
Wisconsin Energy Corp.	6,284	258
NiSource Inc.	8,576	251
NRG Energy Inc.	8,881	233
Ameren Corp.	6,687	226
AES Corp.	17,123	218
* Calpine Corp.	10,893	211
American Water Works Co. Inc.	4,914	200
CMS Energy Corp.	7,384	196
OGE Energy Corp.	5,486	193
SCANA Corp.	3,867	186
Pinnacle West Capital Corp.	3,080	167
Sprint Corp.	23,190	156
Alliant Energy Corp.	3,096	154
NV Energy Inc.	6,417	151
MDU Resources Group Inc.	5,287	141
AGL Resources Inc.	3,196	140
National Fuel Gas Co.	2,003	131
Windstream Corp.	16,084	130
Energen Corp.	1,944	129
Pepco Holdings Inc.	6,774	128
ITC Holdings Corp.	1,409	125
Frontier Communications Corp.	28,108	122
* tw telecom inc Class A	4,240	121
UGI Corp.	3,092	121
Integrys Energy Group Inc.	2,141	120
Aqua America Inc.	3,824	116
* T-Mobile US Inc.	4,725	110
Westar Energy Inc.	3,535	110
Questar Corp.	4,696	103
* Level 3 Communications Inc.	4,436	99
Atmos Energy Corp.	2,429	98
TECO Energy Inc.	5,836	96
Great Plains Energy Inc.	4,244	93
Cleco Corp.	1,629	74
Telephone & Data Systems Inc.	2,610	72
Vectren Corp.	2,184	71
Piedmont Natural Gas Co. Inc.	2,052	66
Hawaiian Electric Industries Inc.	2,635	66
IDACORP Inc.	1,364	65
Southwest Gas Corp.	1,274	60
Black Hills Corp.	1,241	60
Portland General Electric Co.	2,066	60
j2 Global Inc.	1,208	60
WGL Holdings Inc.	1,419	59
* Dynegy Inc.	2,889	56
UIL Holdings Corp.	1,426	54

46

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

		Market
		Value
	Shares	($000)
UNS Energy Corp.	1,147	52
New Jersey Resources Corp.	1,205	52
South Jersey Industries Inc.	898	52
ALLETE Inc.	1,096	52
PNM Resources Inc.	2,069	45
NorthWestern Corp.	1,050	42
Avista Corp.	1,550	41
Laclede Group Inc.	905	40
Cogent Communications Group Inc.	1,266	39
El Paso Electric Co.	1,096	38
MGE Energy Inc.	658	34
Northwest Natural Gas Co.	774	32
* NII Holdings Inc.	4,887	29
American States Water Co.	516	27
Otter Tail Corp.	974	26
California Water Service Group	1,279	26
Empire District Electric Co.	1,188	25
* Leap Wireless International Inc.	1,411	21
Consolidated Communications Holdings Inc.	953	16
* 8x8 Inc.	1,713	16
* Cincinnati Bell Inc.	5,153	15
* Vonage Holdings Corp.	4,910	15
Ormat Technologies Inc.	607	15
United States Cellular Corp.	327	14
Shenandoah Telecommunications Co.	811	14
Unitil Corp.	476	13
* Intelsat SA	578	13
Chesapeake Utilities Corp.	236	12
West Corp.	550	12
* Premiere Global Services Inc.	1,235	12
* inContact Inc.	1,449	12
* Iridium Communications Inc.	1,748	12
Atlantic Tele-Network Inc.	235	11
Atlantic Power Corp.	2,641	11
* Pendrell Corp.	5,226	10
* Hawaiian Telcom Holdco Inc.	388	10
SJW Corp.	362	9
Pike Electric Corp.	828	9
* magicJack VocalTec Ltd.	654	9
Lumos Networks Corp.	572	9
Middlesex Water Co.	354	7
Connecticut Water Service Inc.	210	6
* General Communication Inc. Class A	714	6
USA Mobility Inc.	441	6
IDT Corp. Class B	329	5
York Water Co.	271	5
* Inteliquent Inc.	603	5
NTELOS Holdings Corp.	287	5
* Fairpoint Communications Inc.	455	4
* ORBCOMM Inc.	817	4
* Cbeyond Inc.	485	3
Artesian Resources Corp. Class A	145	3
* Genie Energy Ltd. Class B	352	3
Consolidated Water Co. Ltd.	234	3
HickoryTech Corp.	294	3
Delta Natural Gas Co. Inc.	124	3
* Towerstream Corp.	1,061	2
* Pure Cycle Corp.	445	2
* Boingo Wireless Inc.	315	2
Straight Path Communications Inc. Class B	164	1
Primus Telecommunications Group Inc.	199	1

		26,847
Total Common Stocks (Cost $438,904)		501,541

47

Vanguard® Russell 3000 Index Fund
Schedule of Investments
August 31, 2013

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (0.1%)[1]
Money Market Fund (0.0%)
2,3	Vanguard Market Liquidity Fund	0.122%		40,000	40

			Maturity
			Date
U.S. Government and Agency Obligations (0.1%)
4,5	Federal Home Loan Bank Discount Notes	0.090%	10/25/13	100	100
5,6	Freddie Mac Discount Notes	0.095%	11/18/13	100	100
					200
Total Temporary Cash Investments (Cost $240)					240
Total Investments (100.0%) (Cost $439,144)					501,781
Other Assets and Liabilities—Net (0.0%)[2]					32
Net Assets (100%)					501,813

Securities with a market value of less than $500 are displayed with a dash.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $40,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Includes $40,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $200,000 have been segregated as initial margin for open futures contracts.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
REIT—Real Estate Investment Trust.

48

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© 2013 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA 18540 102013

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Scottsdale Funds and the Shareholders of Vanguard Russell 3000 Index Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Vanguard Russell 3000 Index Fund (constituting a separate portfolio of Vanguard Scottsdale Funds, hereafter referred to as the “Fund") as of August 31, 2013 and for the year then ended and have issued our unqualified report thereon dated October 16, 2013 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's schedule of investments as of August 31, 2013 appearing in Item 6 of this Form N-CSR. This schedule of investments is the responsibility of the Fund's management. Our responsibility is to express an opinion on the schedule of investments based on our audit.

In our opinion, the schedule of investments referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

October 16, 2013

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD SCOTTSDALE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 21, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD SCOTTSDALE FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: October 21, 2013

VANGUARD SCOTTSDALE FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: October 21, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.